UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

Acreage Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Class A Subordinate Voting Shares, no par value
	(2)	Aggregate number of securities to which transaction applies: As of June 30, 2020, 99,407,959 Class A Subordinate Voting Shares, which is the sum of (A) 76,980,347 Class A Subordinate Voting Shares issued and outstanding, plus (B) 22,259,612 Class A Subordinate Voting Shares issuable upon conversion of Class B Proportionate Voting Shares of registrant, plus (C) 168,000 Class A Subordinate Voting Shares issuable upon conversion of Class C Multiple Voting Shares of registrant
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Solely for the purpose of calculating the filing fee, the underlying value of the transaction was calculated as the sum of: (A) 76,980,347 Class A Subordinate Voting Shares issued and outstanding, plus (B) 22,259,612 Class A Subordinate Voting Shares issuable upon conversion of Class B Proportionate Voting Shares of registrant, plus (C) 168,000 Class A Subordinate Voting Shares issuable upon conversion of Class C Multiple Voting Shares of registrant, divided by $37,500,024.00 (the maximum aggregate value of the transaction).
	(4)	Proposed maximum aggregate value of transaction: $37,500,024.00
	(5)	Total fee paid: $4,867.50, determined, in accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, by multiplying 0.0001298 by the proposed maximum aggregate value of the transaction of $37,500,024.00.
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

No securities regulatory authority or stock exchange in Canada, the United States or any other jurisdiction has expressed an opinion about, or passed upon the fairness or merits of, the transactions described in this document, the securities offered pursuant to such transactions or the adequacy of the information contained in this document and it is an offense to claim otherwise.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held [♦], 2020

and

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR

with respect to a proposed

AMENDED PLAN OF ARRANGEMENT

involving

ACREAGE HOLDINGS, INC.,

SECURITYHOLDERS OF ACREAGE HOLDINGS, INC.

and

CANOPY GROWTH CORPORATION

THE BOARD OF DIRECTORS OF ACREAGE HOLDINGS, INC. RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT RESOLUTION

These materials are important and require your immediate attention. They require shareholders of Acreage Holdings, Inc. (“Acreage”) to make important decisions. If you are in doubt as to how to make such decisions, please contact your financial, legal or other professional advisor.

The accompanying proxy statement and management information circular is dated July [♦], 2020 and is first being mailed to shareholders of Acreage on or about July [♦], 2020.

If you have any questions or require assistance, please contact Kingsdale Advisors, the strategic shareholder advisor and proxy solicitation agent for Acreage, by telephone at 1-877-657-5856 toll-free in North America (+1-416-867-2272 collect) or by e-mail at contactus@kingsdaleadvisors.com, or your professional advisor.

July [♦], 2020

July [♦], 2020

Dear Shareholder:

The Board of Directors (the “Acreage Board”) of Acreage Holdings, Inc. (“Acreage”) cordially invites you to attend the special meeting (the “Meeting”) of holders (the “Shareholders”) of Acreage’s issued and outstanding shares to be held at [♦] (New York time) on [♦], 2020. In light of the recent coronavirus (COVID-19) outbreak and in order to address potential issues arising from the unprecedented public health impact of the novel coronavirus (COVID-19), comply with applicable public health directives that may be in force at the time of the Meeting, and to limit and mitigate risks to the health and safety of our communities, Shareholders, employees, directors and other stakeholders, the Meeting will be held in a virtual format, which will be conducted via live webcast online at web.lumiagm.com/221798142 (password: Acreage2020). Shareholders will not need to, or be able to, physically attend the Meeting. Shareholders will have an equal opportunity to attend, ask questions and vote at the Meeting online regardless of their geographic location. Inside this document, you will find important information and instructions about how to participate in the Meeting.

On June 24, 2020, Acreage entered into a proposal agreement with Canopy Growth Corporation (“Canopy Growth”), which sets out, among other things, the terms and conditions upon which the parties are proposing to enter into an amending agreement (the “Amending Agreement”) to amend the existing arrangement agreement between Acreage and Canopy Growth dated April 18, 2019, as amended on May 15, 2019 (the “Existing Arrangement Agreement”), amend and restate the existing plan of arrangement (the “Amended Plan of Arrangement”) and implement the Amended Plan of Arrangement pursuant to the Business Corporations Act (British Columbia) (the “Amended Arrangement”).

At the Meeting, you will be asked to consider and approve a special resolution authorizing and approving (i) the Amended Arrangement, (ii) the Amending Agreement, (iii) the Amended Plan of Arrangement, and (iv) the second amended and restated equity incentive plan (the “Amended and Restated Omnibus Equity Incentive Plan”).

Please complete the enclosed form of proxy and submit it to our transfer agent and registrar, Odyssey Trust Company, as soon as possible but not later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting or any adjournment or postponement thereof.

Pursuant to the Amended Plan of Arrangement, among other things, Canopy Growth will make an aggregate cash payment of US$37,500,024 to the Shareholders and certain holders of securities exchangeable for  Existing Shares and Acreage will complete a capital reorganization (the “Capital Reorganization”) whereby: (i) each Class A subordinate voting share (each, an “Existing SVS”) will be exchanged for 0.7 of a Class E subordinate voting share (each whole share, a “Fixed Share”) and 0.3 of a Class D subordinate voting share (each whole share, a “Floating Share”); (ii) each Class B proportionate voting share (each, an “Existing PVS”) will be exchanged for 28 Fixed Shares and 12 Floating Shares; and (iii) each Class C multiple voting share (each, an “Existing MVS”, and together with the Existing SVS and Existing MVS, the “Existing Shares”) will be exchanged for 0.7 of a new multiple voting share (each whole share, a “Fixed Multiple Share”) and 0.3 of a Floating Share. Each Fixed Existing MVS will be entitled to 4,300 votes at all meetings of Shareholders with each Fixed Share and each Floating Share entitled to one vote per share at such meetings.

As a condition to implementation of the Amended Arrangement, an affiliate of Canopy Growth (the “Lender”) will advance the first tranche of US$50,000,000 of a loan of up to US$100,000,000 (the “Loan”) to an affiliate of the Company that operates solely in the hemp industry in full compliance with all applicable laws (“Hempco”) pursuant to a secured debenture (the “Debenture”).

Pursuant to the Amended Plan of Arrangement, upon the occurrence of a change in federal laws in the United States to permit the general cultivation, distribution and possession of marijuana (as defined in the relevant legislation) or to remove the regulation of such activities from the federal laws of the United States or waiver thereof (at the discretion of Canopy Growth), Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions set out in the Amended Arrangement Agreement: (i) acquire all of the issued and outstanding Fixed Shares (following the mandatory conversion of the Fixed Multiple Shares into Fixed Shares) on the basis of 0.3048 of a common share in the capital of Canopy Growth (a “Canopy Growth Share”) for each Fixed Share held at the time of the acquisition of the Fixed Shares (the “Acquisition Time”), subject to adjustment in accordance with the terms of the Amended Plan of Arrangement (the “Canopy Call Option”); and (ii) have the right (but not the obligation) (the “Floating Call Option”), exercisable for a period of 30 days following the Floating Rate Date to acquire all of the issued and outstanding Floating Shares. Upon exercise of the Floating Call Option, Canopy Growth may acquire the Floating Shares for cash or for Canopy Growth Shares or a combination thereof, in Canopy Growth’s sole discretion. If paid in cash, the price per Floating Share shall be equal to the volume-weighted average trading price of the Floating Shares on the Canadian Securities Exchange (the “CSE”) (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41. If paid in Canopy Growth Shares, each Floating Share will be exchanged for a number of Canopy Growth Shares equal to (i) the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41, divided by (ii) the volume-weighted average trading price (expressed in US$) of the Canopy Growth Shares on the New York Stock Exchange (the “NYSE”) (or such other recognized stock exchange on which the Canopy Growth Shares are primarily traded if not then traded on the NYSE) for the 30 trading day period immediately prior to the exercise (or deemed exercise) of the Canopy Call Option (the “Floating Ratio”). The Floating Ratio is subject to adjustment in accordance with the Amended Plan of Arrangement if Acreage issues greater than the permitted number of Floating Shares prior to the Acquisition Date. No fractional Canopy Growth Shares will be issued pursuant to the Amended Plan of Arrangement. The Floating Call Option cannot be exercised unless the Canopy Call Option is exercised (or deemed to be exercised). The acquisition of the Floating Shares pursuant to the Floating Call Option, if exercised, will take place concurrently with the closing of the acquisition of the Fixed Shares pursuant to the Canopy Call Option. It is proposed that the Canopy Call Option and the Floating Call Option will expire 10 years from the Amendment Time. There can be no guarantee as to the value of a Canopy Growth Share at the Acquisition Time.

The Special Committee and the Acreage Board considered a number of factors including, among others, the following:

(a)	Preserving Shareholder Value. Acreage assessed the alternatives reasonably available to it and determined that the Amended Arrangement represents the best current prospect for its continued viability and the preservation of Shareholder value. Acreage assessed the alternatives reasonably available to it given disappointing performance, sector-wide stock valuation erosion, significant constraints on funding sources and the very real prospect of being unable to comply with the Existing Arrangement Agreement. Based on these factors and the valuable relationship with Canopy Growth, Acreage determined that entry into the Amending Agreement represents the best current prospect for viability and the preservation of Shareholder value.

(b)	Aggregate Amendment Option Payment. At the Amendment Time, Canopy Growth will pay the Aggregate Amendment Option Payment of US$37,500,024 to the Shareholders, the High Street Holders and the USCo2 Holders, with the amount each such holder is entitled to receive estimated to be approximately $[] per Existing SVS. Given that there is no certainty that the Existing Canopy Option will be exercised prior to its expiry, a cash payment to Shareholders is advantageous. The Amended Arrangement still represents an attractive premium to shareholders of approximately 120% to the June 24, 2020 closing price of the Existing Shares on the CSE.

(c)	Potential Upside with Floating Shares. Shareholders will receive Floating Shares pursuant to the Amended Arrangement. If Canopy Growth acquires the Floating Shares pursuant to the Floating Call Option, it will do so at a price based upon the 30-day volume-weighted average trading price of the Floating Shares on the CSE, subject to a minimum of US$6.41 per Floating Share. The Acreage Board believes that, the Floating Shares, if acquired by Canopy Growth, and depending on market factors and the growth of Acreage’s business between the Amendment Time and the Acquisition Date, when combined with the consideration to be received for the Fixed Shares at the Acquisition Time, could produce a more attractive Shareholder return as compared to the Existing Arrangement

(d)	Canopy Growth Loan to Hempco. As a condition to the Amended Arrangement becoming effective, the Lender will provide Hempco with an Initial Advance of US$50,000,000 pursuant to the Debenture. A further US$50,000,000 advance will be made available upon satisfaction of specified Hempco conditions precedent. The Loan is anticipated to provide Acreage with the necessary financing for Hempco’s operations in the CBD market. Acreage anticipates that Hempco’s operations will leverage Canopy Growth’s current U.S. CBD business, be accretive and drive overall value for Shareholders.

(e)	Management Service Agreements. Pursuant to the Amending Agreement, in the event that Canopy Growth acquires, or conditionally acquires, a competitor of Acreage in the United States, Canopy Growth, as a condition to completing such transaction, will require the target entity (the “Target Cannabis Operator”) to enter into a commercially reasonable management service agreement with Acreage on terms acceptable to Acreage, acting reasonably. In the event that the Target Cannabis Operator and Acreage cannot agree upon a commercially reasonable management service agreement, the Target Cannabis Operator will pay a management fee to Acreage equal to a percentage of net revenue generated by the Target Cannabis Operator.

(f)	Waivers and Consents Obtained under Existing Arrangement. As a condition to entering into the Proposal Agreement, Canopy Growth provided Acreage with advance consent required pursuant to the Arrangement Agreement to (i) enable Acreage to sell all or substantially all of the assets of Acreage or its Subsidiaries situated or located outside of the Identified States on such terms as Acreage may negotiate from time to time; and (ii) sell particular real property on terms that may be negotiated by Acreage.

For additional information with respect to these and other anticipated benefits of the Amended Arrangement, see the section in the proxy statement and management information circular accompanying this letter (the “Circular”) entitled “The Amended Arrangement – Reasons for the Amended Arrangement”.

The special resolution approving the Amended Arrangement, the Amending Agreement, the Amended Plan of Arrangement and the Amended and Restated Omnibus Equity Incentive Plan (the “Amendment Resolution”) must be approved by at least 66⅔% of the votes cast at the Meeting by the holders of Existing Shares, voting together as a single class. In addition, the Amendment Resolution is subject to approval by a simple majority of the votes cast by the holders of Existing Shares, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the applicable securities regulatory authorities, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes in respect of Existing Shares which are owned, held, controlled or directed by Mr. Kevin Murphy. The Amendment Resolution is also subject to the approval of a simple majority of the votes cast by the holders of outstanding Existing SVS, Existing PVS and Existing MVS, voting together as a single class, excluding the votes in respect of Existing Shares which are owned, held, controlled or directed by Mr. Murphy. Abstentions and broker non-votes will not have any effect on the approval of the Amendment Resolution.

Eight Capital has delivered an opinion to the special committee of the Acreage Board (the “Special Committee”), which states that, as of the date thereof, and subject to the assumptions, qualifications and limitations set out therein, the consideration to be received by the Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders (the “New Fairness Opinion”).

After consulting with Acreage management and receiving advice and assistance of its financial and legal advisors, and after careful consideration of a number of alternatives and factors, including, among others, receipt of the unanimous recommendation from the Special Committee, the New Fairness Opinion and the factors set out in the Circular under the heading “Reasons for the Amended Arrangement”, the members of the Acreage Board unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) determined that the Amended Arrangement and entry into the Proposal Agreement are in the best interests of Acreage and are fair to Shareholders and recommend that Shareholders vote FOR the Amendment Resolution. The accompanying Circular describes the background to the Acreage Board’s determinations and recommendations.

The accompanying Circular contains a detailed description of the Amended Arrangement and includes other information to assist you in considering the matters to be voted upon which we encourage you to carefully consider. If you require assistance, you should consult your financial, tax, legal and other professional advisors.

Your vote is important regardless of the number of Existing Shares you own. All Shareholders are encouraged to take the time to complete, sign, date and return the applicable form of proxy in accordance with the instructions set out therein and in the accompanying Circular so that your Existing Shares are voted at the Meeting in accordance with your instructions. If you are a non-registered Shareholder and hold your Existing Shares through a broker, custodian, nominee or other intermediary, please follow their instructions.

Please vote as soon as possible.

While certain matters, such as the timing of the receipt of court approval and the satisfaction of certain other conditions, are beyond Acreage’s control, if the requisite approvals are obtained from Shareholders, it is anticipated that the Amended Arrangement will be completed in September of 2020.

Enclosed is a letter of transmittal for registered Shareholders explaining how you can deposit your Existing Shares and obtain the Fixed Shares and Floating Shares in exchange therefor in connection with the Capital Reorganization. The letter of transmittal will also be available on the Company’s website at [♦] as well as on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar or by contacting Odyssey Trust Company (using the information set out on the back of the accompanying Circular).

If you have any questions regarding the submission of your proxy, please contact Odyssey Trust Company, at its North American toll-free number: 1-888-290-1175 or Kingsdale Advisors, the strategic advisor and the proxy solicitation agent for Acreage, by telephone at 1-877-657-5856 toll-free in North America (+1-416-867-2272 collect) or by e-mail at contactus@kingsdaleadvisors.com.

On behalf of Acreage, I would like to thank all Shareholders for your ongoing support.

Sincerely,

“William C. Van Faasen”

William C. Van Faasen

Interim Chief Executive Officer

Acreage Holdings, Inc.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the holders (the “Existing SVS Shareholders”) of Class A subordinate voting shares (the “Existing SVS”), the holders (the “Existing PVS Shareholders”) of Class B proportionate voting shares (the “Existing PVS”) and the holders (the “Existing MVS Shareholders” and, together with the Existing SVS Shareholders and the Proportionate Shareholders, the “Shareholders”) of Class C multiple voting shares (the “Existing MVS”, and together with the Existing SVS and the Existing PVS, the “Existing Shares”) of Acreage Holdings, Inc. (“Acreage” or the “Company”) will be held on [♦], 2020 at [♦] (New York time) for the following purposes:

1.	to consider pursuant to an interim order of the Supreme Court of British Columbia (the “Court”) dated [♦], 2020 (the “Amendment Interim Order”) and, if thought advisable, to pass, with or without variation, a special resolution (the “Amendment Resolution”), the full text of which is set forth in Appendix “A” to the accompanying proxy statement and management information circular (the “Circular”), approving (a) an amended arrangement (the “Amended Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (“BCBCA”), (b) the amending agreement (the “Amending Agreement”) in the form attached hereto as Appendix “B”, which, among other things, provides for certain amendments to the arrangement agreement between Acreage and Canopy Growth Corporation (“Canopy Growth”) dated April 18, 2019, as amended on May 15, 2019, (c) the amended and restated plan of arrangement of the Company (the “Amended Plan of Arrangement”), the full text of which is set forth in Appendix “C” to the Circular, and (d) the second amended and restated equity incentive plan (the “Amended and Restated Omnibus Equity Incentive Plan”). Pursuant to the Amended Arrangement, among other things, upon receipt of a final order of the Court approving the Amended Arrangement and the satisfaction or waiver of all other conditions to the implementation of the Amended Arrangement set out in the proposal agreement (the “Proposal Agreement”) dated June 24, 2020 between the Company and Canopy Growth:

(i)	the Articles of the Company will be amended to, among other things, create three new classes of shares in the capital of Acreage, being Class E subordinate voting shares (the “Fixed Shares”), Class D subordinate voting shares (the “Floating Shares”) and new multiple voting shares (the “Fixed Multiple Shares”);

(ii)	the Company will complete a capital reorganization (the “Capital Reorganization”) whereby, (i) each Existing SVS will be exchanged for 0.7 of a Fixed Share and 0.3 of a Floating Share; (ii) each Existing PVS will be exchanged for 28 Fixed Shares and 12 Floating Shares; and (iii) each Existing MVS will be exchanged for 0.7 of a Fixed Multiple Share and 0.3 of a Floating Share;

(iii)	Canopy Growth will be provided with the option (the “Canopy Call Option”) to acquire all of the issued and outstanding Fixed Shares, subject to certain conditions more particularly described in the accompanying Circular, which Canopy Call Option shall be deemed to be exercised in certain instances;

(iv)	Canopy Growth will be provided with the option (the “Floating Call Option”) to acquire all of the issued and outstanding Floating Shares, subject to certain conditions more particularly described in the accompanying Circular;

(v)	Shareholders and certain other holders of securities exchangeable for Existing Shares will receive an aggregate total payment of US$37,500,024 (the “Aggregate Amendment Option Payment”) upon the Amended Arrangement becoming effective;

(vi)	upon the exercise (or deemed exercise) of the Canopy Call Option, holders of Fixed Shares (following the mandatory conversion of all of the then outstanding Fixed Multiple Shares) will receive 0.3048 of a common share in the capital of Canopy Growth (each, a “Canopy Growth Share”) (subject to adjustment in accordance with the Amended Plan of Arrangement) for each such Fixed Share; and

(vii)	if the Floating Call Option is exercised by Canopy Growth, Canopy Growth will purchase the then outstanding Floating Shares at a price equal to the 30-day volume weighted average trading price of the Floating Shares on the Canadian Securities Exchange (or other recognized stock exchange on which the Floating Shares are primarily traded), subject to a minimum of US$6.41 per share, payable in either cash or Canopy Growth Shares or a combination thereof, at Canopy Growth’s option; and

2.	to transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

The Circular provides additional information relating to the matters to be addressed at the Meeting, including the Amended Arrangement.

The full text of the Amended Plan of Arrangement, the Amending Agreement and the Amendment Interim Order are attached to the Circular as Appendix “C”, Appendix “B” and Appendix “E”, respectively.

Additional information relating to the matters to be brought before the Meeting is set forth in the Circular which accompanies this Notice.

The Company’s board of directors (the “Acreage Board”) unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) recommends that Shareholders vote FOR the Amendment Resolution. It is a condition of the execution of the Amended Arrangement Agreement and the implementation of the Amended Arrangement that the Amendment Resolution is adopted at the Meeting.

The Acreage Board fixed [♦], 2020, as the record date for the Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date are entitled to notice of the Meeting and to vote thereat or at any adjournment or postponement thereof on the basis of: (i) one vote for each Existing SVS held; (ii) 40 votes for each Existing PVS held; and (iii) 3,000 votes for each Existing MVS held. To be adopted, the Amendment Resolution must be approved by: (i) at least 66⅔% of the votes cast by Shareholders, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class; (ii) in accordance with Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions (“MI 61-101”), a simple majority of the votes cast by the holders of Existing Shares, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the applicable securities regulatory authorities, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes cast by any “interested party”, any “related party” of an “interested party” or any “joint actor” (as such terms are defined in MI 61-101) (the “Interested Parties”); and (iii) in accordance with Ontario Securities Commission Rule 56-501 (“OSC Rule 56-501”) and National Instrument 41-101 – General Prospectus Requirements (“NI 41-101”), a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding the votes cast by any affiliates of the Company and securities held directly or indirectly by control persons of the Company (the “Related Parties”). Abstentions and broker non-votes will not have any effect on the approval of the Amendment Resolution. Since all of the holders of Existing MVS are Interested Parties, the votes with respect to all of the Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101. The votes attaching to the Existing SVS and Existing PVS held by the Interested Parties will also be excluded for the purposes of determining whether “minority approval” has been obtained for the purposes of MI 61-101. In addition, since Mr. Murphy, the sole holder of Existing MVS, is a Related Party, the votes with respect to all of the Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to OSC Rule 56-501 and NI 41-101. The votes attaching to the Existing SVS and Existing PVS held by the Related Parties will also be excluded for the purposes of determining whether “minority approval” has been obtained for the purposes of OSC Rule 56-501 and NI 41-101.

Meeting Format

The Company is holding the Meeting as a virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person.

To address potential issues arising from the unprecedented public health impact of the novel coronavirus (COVID-19), comply with applicable public health directives that may be in force at the time of the Meeting, and to limit and mitigate risks to the health and safety of our communities, Shareholders, employees, directors and other stakeholders, we will be holding the Meeting in a virtual only format. Shareholders will not need to, or be able to, physically attend the Meeting. Registered Shareholders and duly appointed proxyholders are entitled to vote at the Meeting either by attending virtually or by submitting a form of proxy, as described in the Circular under the headings, “General Proxy Information” and “How to Vote Your Shares”.

In order to attend, participate in or vote at the Meeting (including for voting and asking questions at the Meeting), Registered Shareholders and duly appointed proxyholders must have a valid username. Guests are welcome to attend and view the webcast, but will be unable to participate in or vote at the Meeting. To join as a guest please visit the Meeting online at web.lumiagm.com/221798142 and select “Join as a Guest” when prompted.

Non-Registered Shareholders (being beneficial Shareholders who hold their Existing Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest and view the webcast but will not be able to participate in or vote at the Meeting. Registered Shareholders may attend, participate in and vote at the Meeting or may be represented by proxy. Registered Shareholders and duly appointed proxyholders will be to access the Meeting at web.lumiagm.com/221798142. Registered Shareholders may enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting.

Registered Shareholders: The control number located on the form of proxy is the username. The password for the Meeting is “Acreage2020” (case sensitive). If as a Registered Shareholder you use your control number to access the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies for the Meeting and will be provided with the opportunity to vote by online ballot on the matters put forth at the Meeting. If you do not wish to revoke a previously submitted proxy, you will not be able to participate at the Meeting online and can only attend the meeting as a guest.

Duly appointed proxyholders: Shareholders who wish to appoint a third -party proxyholder to represent them at the Meeting (including Non-Registered Shareholders who have appointed themselves as proxyholder to attend, participate in or vote at the Meeting) MUST submit their duly completed proxy or voting instruction form, as applicable, AND register the proxyholder in advance of the proxy cut-off at [♦] (New York time) on [♦], 2020. Following registration of a proxyholder, Odyssey Trust Company will provide duly appointed proxyholders with a username by e-mail after the voting deadline has passed. The password for the Meeting is “Acreage2020” (case sensitive). Non-Registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but will not be able to participate in or vote at the Meeting.

If you are a Registered Shareholder and are unable to attend the Meeting virtually, please exercise your right to vote by completing, signing, dating and returning the applicable accompanying form of proxy to Odyssey Trust Company, the transfer agent of the Company as soon as possible, so that as large a representation as possible may be had at the Meeting. To be valid, completed proxy forms must be signed, dated and deposited with Odyssey Trust Company using one of the following methods:

By Mail or Hand Delivery:	Odyssey Trust Company Attention: Proxy Department 323 – 409 Granville Street, Vancouver, BC V6C 1T2
Facsimile:	1.800.517.4553
By Internet:	https://www.shareholderaccountingsoftware.com/odyssey/pxlogin

Proxies must be deposited with Odyssey Trust Company not later than [♦] (New York time) on [♦], 2020, or, if the Meeting is adjourned or postponed, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such reconvened Meeting or any adjournment or postponement thereof. The Chair of the Meeting shall have the discretion to waive or extend the proxy deadlines without notice.

If you are unable to attend the Meeting, we encourage you to complete and return the enclosed form of proxy as soon as possible so that as large a representation as possible may be had at the Meeting. If a Shareholder receives more than one form of proxy because such holder owns Existing Shares of different classes and/or registered in different names or addresses, each form of proxy must be completed and returned in order to ensure all Existing Shares are voted.

Registered Shareholders have the right to dissent with respect to the Amendment Resolution and, if the Amendment Resolution is adopted, to be paid the fair value of their Existing Shares in accordance with the provisions of the BCBCA as modified by the Amended Plan of Arrangement, the Amendment Interim Order and the final order of the Court approving the Amended Plan of Arrangement (the “Amendment Final Order”), as described in the accompanying Circular under the heading “Dissent Rights”. Failure to strictly comply with the requirements with respect to the dissent rights set forth in the BCBCA, as modified by the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order may result in the loss of any right to dissent. Persons who are beneficial owners of Existing Shares registered in the name of a broker, custodian, nominee or other intermediary and who wish to dissent must make arrangements for the Existing Shares beneficially owned by them to be registered in their name prior to the time the written objection to the Amendment Resolution is required to be received by the Company or, alternatively, make arrangements for the registered holder of such Existing Shares to dissent on their behalf.

If you are a Registered Shareholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy in accordance with the instructions provided to you by your broker or other intermediary, as applicable.

Enclosed is a letter of transmittal for registered Shareholders explaining how you can deposit your Existing Shares and obtain the Fixed Shares and Floating Shares in exchange therefor in connection with the Capital Reorganization. The letter of transmittal will also be available on the Company’s website at [♦] as well as on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar or by contacting Odyssey Trust Company (using the information set out on the back of the accompanying Circular).

If you have any questions or require assistance, please contact Kingsdale Advisors, our strategic shareholder advisor and proxy solicitation agent, by telephone at 1-877-657-5856 toll-free in North America (+1-416-867-2272 collect calls outside of North America) or by e-mail at contactus@kingsdaleadvisors.com, or your professional advisor.

DATED at New York, New York this [♦] day of [♦], 2020.

BY ORDER OF THE BOARD OF DIRECTORS

(Signed) “[♦]”
[♦] [Title]

VOTE YOUR PROXY OR VIF TODAY

TO COUNT AT THE MEETING, YOUR FORM OF PROXY MUST BE SUBMITTED IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED PRIOR TO [X] P.M. (EDT) ON

[X], 2020.

REGISTERED SHAREHOLDERS

(YOU HOLD A SHARE CERTIFICATE REGISTERED IN YOUR NAME)

VOTING BY INTERNET

Go to [https://www.shareholderaccountingsoftware.com/odyssey/pxlogin] and then follow the voting instructions. You will require a 12-digit Control Number (located on the front of your proxy) to identify yourself.

VOTING BY FAX

Complete, sign and date your form of proxy and return it by fax to 1.800.517.4553.

VOTING BY MAIL OR DELIVERY

Complete, sign and date your form of proxy and return it to:

CANADIAN NON-REGISTERED (BENEFICIAL) SHAREHOLDERS

(YOU HOLD SHARES THROUGH A CANADIAN BANK, BROKER OR OTHER INTERMEDIARY)

VOTING BY INTERNET

Go to www.proxyvote.com specified on your VIF and then follow the voting instructions on the screen. You will require a 16-digit Control Number (located on the front of your VIF) to identify yourself to the system.

VOTING BY PHONE

Shareholders who wish to vote by phone should call 1.800.474.7493 (English) or 1.800.474.7501 (French). You will require a 16-digit Control Number (located on the front of your VIF) to identify yourself to the system.

VOTING BY FAX

Complete, sign and date your VIF and return it by fax to 905.507.7793 or 514.281.8911.

VOTING BY MAIL OR DELIVERY

Complete, sign and date your VIF and return it in the postage prepaid envelope provided to the address set out on the envelope.

UNITED STATES NON-REGISTERED (BENEFICIAL) SHAREHOLDERS

(YOU HOLD SHARES THROUGH A U.S. BANK, BROKER OR OTHER INTERMEDIARY)

VOTING BY INTERNET

Go to www.proxyvote.com specified on your VIF and then follow the voting instructions on the screen. You will require a Control Number (located on the front of your VIF/proxy) to identify yourself to the system.

VOTING BY PHONE

Shareholders who wish to vote by phone should call 1.800.454.8683 then follow the voting instructions on your VIF/proxy. You will require a Control Number (located on the front of your VIF/proxy) to identify yourself to the system.

VOTING BY FAX

Complete, sign, and date your VIF/proxy and return it by fax to the fax number(s) listed on your VIF/proxy.

VOTING BY MAIL OR DELIVERY

Complete, sign, and date your VIF/proxy and return it in the postage prepaid envelope provided to the address set out on the envelope.

***** *In order to vote virtually on the day of the meeting, please see section "[X]" of the management information circular on page [X].*

QUESTIONS AND ANSWERS ABOUT THE AMENDED ARRANGEMENT, THE POTENTIAL ACQUISITION AND THE MEETING

The information contained below is of a summary nature and therefore is not complete. This summary information is qualified in its entirety by the more detailed information contained elsewhere in or incorporated by reference into this Circular, including the Appendices hereto, the form of proxy, and the Capital Reorganization Letter of Transmittal, each of which are important and should be reviewed carefully. Capitalized terms used in these questions and answers but not otherwise defined herein have the meanings set forth in the “Glossary of Terms” in this Circular. See “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors”.

Q&A ON THE AMENDED ARRANGEMENT

General

Q: What are the Shareholders being asked to vote on?

A: Shareholders are being asked to vote on a special resolution to, among other things, approve: (i) the Amended Arrangement; (ii) the Amending Agreement; (iii) the Amended Plan of Arrangement to terminate the Existing Canopy Option and provide for the Canopy Call Option and the Floating Call Option; and (iv) the Amended and Restated Omnibus Equity Incentive Plan.

See “The Amended Arrangement – Required Shareholder Approvals”.

Q: What changes are being proposed to the Existing Canopy Option?

A: Under the Existing Arrangement, upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, Canopy Growth will, subject to the satisfaction or waiver of the Acquisition Closing Conditions, acquire all of the issued and outstanding Existing SVS (after each Existing MVS and Existing PVS is converted into an Existing SVS) in exchange for 0.5818 of a Canopy Growth Share for each Existing SVS, subject to adjustment in certain circumstances as set out in the Arrangement Agreement.

As described in greater detail below, the Amended Plan of Arrangement will include, the Capital Reorganization pursuant to which, among other things (i) each outstanding Existing SVS will be exchanged for 0.7 of a Fixed Share and 0.3 of a Floating Share; (ii) each outstanding Existing PVS will be exchanged for 28 Fixed Shares and 12 Floating Shares; and (iii) each outstanding Existing MVS will be exchanged for 0.7 of a Fixed Multiple Share and 0.3 of a Floating Share. Under the Amended Arrangement, upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, Canopy Growth will exercise (or be deemed to exercise) the Canopy Call Option and subject to the satisfaction or waiver of the Acquisition Closing Conditions, Canopy Growth will (i) acquire all of the issued and outstanding Fixed Shares (following the mandatory conversion of the Fixed Multiple Shares into Fixed Shares) on the basis of the Exchange Ratio for each Fixed Share held at the Acquisition Time; and (ii) have the right (but not the obligation) exercisable for a period of 30 days following the Floating Rate Date, to exercise the Floating Call Option to acquire all of the issued and outstanding Floating Shares. The Existing Canopy Option expires on December 27, 2026. Under the Amended Arrangement, the Canopy Call Option will expire 10 years from the Amendment Time.

If Canopy Growth exercises the Floating Call Option, it may acquire the Floating Shares for cash or Canopy Growth Shares or a combination thereof, in Canopy Growth’s sole discretion. If paid in cash, the price per Floating Share shall be equal to the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41. If paid in Canopy Growth Shares, each Fixed Share will be exchanged for a number of Canopy Growth Shares equal to (i) the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41, divided by (ii) the volume-weighted average trading price (expressed in US$) of the Canopy Growth Shares on the NYSE (or such other recognized stock exchange on which the Canopy Growth Shares are primarily traded if not then traded on the NYSE) for the 30 trading day period immediately prior to the exercise (or deemed exercise) of the Canopy Call Option.

See “The Amended Arrangement – Principal Steps of the Amended Arrangement”.

Q: What will I receive for my Shares upon implementation of the Amended Plan of Arrangement?

A: If implemented, at the Amendment Time, Canopy Growth will pay the Aggregate Amendment Option Payment of US$37,500,024 on a pro rata basis to each Shareholder, High Street Holder and USCo2 Holder and each of the holders thereof will be entitled to receive approximately $[♦] per Existing SVS (assuming the conversion or exchange of such Eligible Securities for Existing SVS) based on the number of outstanding Existing Shares as of the date hereof. In addition, among other things, the Company will complete the Capital Reorganization whereby, (i) each outstanding Existing SVS will be exchanged for 0.7 of a Fixed Share and 0.3 of a Floating Share; (ii) each outstanding Existing PVS will be exchanged for 28 Fixed Shares and 12 Floating Shares; and (iii) each outstanding Existing MVS will be exchanged for 0.7 of a Fixed Multiple Share and 0.3 of a Floating Share. No fractional Fixed Shares, Fixed Multiple Shares or Floating Shares will be issued pursuant to the Capital Reorganization. Each Fixed Multiple Share will be entitled to 4,300 votes at all meetings of Shareholders and each Fixed Share and each Floating Share will be entitled to one vote per share at such meetings.

See “The Amended Arrangement – Principal Steps of the Amended Arrangement”, “Transaction Agreements – Amending Agreement – Amended Plan of Arrangement” and “Procedures For Payment Of Aggregate Amendment Option Payment And Canopy Growth Consideration – Treatment of Fractional Consideration”.

Q: What will I receive for my Fixed Shares upon exercise (or deemed exercise) of the Canopy Call Option?

A: Under the Amended Arrangement, upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, Canopy Growth will exercise (or be deemed to exercise) the Canopy Call Option and subject to the satisfaction or waiver of the Acquisition Closing Conditions, Canopy Growth will acquire all of the issued and outstanding Fixed Shares (following the mandatory conversion of the Fixed Multiple Shares into Fixed Shares) in exchange for 0.3048 of a Canopy Growth Share for each Fixed Share held at the Acquisition Time, subject to adjustment in accordance with the terms of the Amended Arrangement, for each Fixed Share held at the Acquisition Time.

See “The Amended Arrangement – Principal Steps of the Amended Arrangement”, “The Amended Arrangement – Description of the Amended Arrangement” “Transaction Agreements – Amending Agreement – Amended Plan of Arrangement”, and “Procedures For Payment Of Aggregate Amendment Option Payment And Canopy Growth Consideration – Treatment of Fractional Consideration”.

Q: What will I receive for my Floating Shares if Canopy Growth exercises the Floating Call Option?

A: Upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, Canopy Growth will exercise (or be deemed to exercise) the Canopy Call Option and subject to the satisfaction or waiver of the Acquisition Closing Conditions, Canopy Growth will have the right (but not the obligation) exercisable for a period of 30 days following the Floating Rate Date, to exercise the Floating Call Option to acquire all of the issued and outstanding Floating Shares.

Canopy Growth may acquire the Floating Shares for cash or Canopy Growth Shares or a combination thereof, in Canopy Growth’s sole discretion. If paid in cash, the price per Floating Share shall be equal to the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41. If paid in Canopy Growth Shares, each Fixed Share will be exchanged for a number of Canopy Growth Shares equal to (i) the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41, divided by (ii) the volume-weighted average trading price (expressed in US$) of the Canopy Growth Shares on the NYSE (or such other recognized stock exchange on which the Canopy Growth Shares are primarily traded if not then traded on the NYSE) for the 30 trading day period immediately prior to the exercise (or deemed exercise) of the Canopy Call Option. The foregoing Floating Ratio is subject to adjustment in accordance with the Amended Plan of Arrangement if Acreage issues greater than the permitted number of Floating Shares prior to the Acquisition Date. No fractional Canopy Growth Shares will be issued pursuant to the Amended Plan of Arrangement. The Floating Call Option cannot be exercised unless the Canopy Call Option is exercised (or deemed to be exercised). The acquisition of the Floating Shares pursuant to the Floating Call Option, if exercised, will take place concurrently with the closing of the acquisition of the Fixed Shares pursuant to the Canopy Call Option.

See “The Amended Arrangement – Description of the Amended Arrangement”, “The Amended Arrangement – Principal Steps of the Amended Arrangement” and “Transaction Agreements – Amending Agreement - Amended Plan of Arrangement”.

Q: What will happen to my Acreage Options, Acreage Compensation Options and Acreage RSUs pursuant to the Amended Plan of Arrangement?

A: At the Amendment Time, on the terms and subject to the conditions of the Amended Plan of Arrangement, each Acreage Option, Acreage RSU and Acreage Compensation Option that is outstanding immediately prior to the Amendment Time, will be exchanged for a Fixed Share Replacement Security to acquire 0.7 of a Fixed Share and a Floating Share Replacement Security to acquire 0.3 of a Floating Share in order to account for the Capital Reorganization. The exercise price payable in respect of the Fixed Share Replacement Securities and Floating Share Replacement Securities will be multiplied by 0.7 or 0.3, as applicable, to reflect the Capital Reorganization.

At the Acquisition Time, on the terms and subject to the conditions of the Amended Plan of Arrangement, each Fixed Share Replacement Security will be exchanged for a Replacement Option, Replacement RSUs or Replacement Compensation Options, as applicable, to acquire from Canopy Growth such number of Canopy Growth Shares as is equal to: (i) the number of Fixed Shares that were issuable upon exercise of such Fixed Share Replacement Security immediately prior to the Acquisition Time, multiplied by (ii) the Exchange Ratio in effect immediately prior to the Acquisition Time (provided that if the foregoing would result in the issuance of a fraction of a Canopy Growth Share, then the number of Canopy Growth Shares to be issued will be rounded down to the nearest whole number).

If the Floating Call Option is exercised and Canopy Growth acquires the Floating Shares at the Acquisition Time, on the terms and subject to the conditions of the Amended Plan of Arrangement, each Floating Share Replacement Security will be exchanged for a Replacement Option, Replacement RSUs or Replacement Compensation Options, as applicable, to acquire from Canopy Growth such number of Canopy Growth Shares as is equal to: (i) the number of Floating Shares that were issuable upon exercise of such Floating Share Replacement Security immediately prior to the Acquisition Time, multiplied by (ii) the Floating Ratio (provided that if the foregoing would result in the issuance of a fraction of a Canopy Growth Share, then the number of Canopy Growth Shares to be issued will be rounded down to the nearest whole number).

See “The Amended Arrangement – Principal Steps of the Amended Arrangement”.

Q: What will happen to my High Street Units and USCo2 Shares that are currently convertible or exchangeable into Existing SVS pursuant to the Amended Plan of Arrangement?

A: In order to reflect the Capital Reorganization, following the Amendment Time, all High Street Units and USCo2 Shares will be exercisable, convertible or exchangeable on the basis of 0.7 of a Fixed Share and 0.3 of a Floating Share in respect of each Existing SVS that otherwise would have been issuable upon such exercise, conversion or exchange.

If the Canopy Call Option and the Floating Call Option are exercised, following the Acquisition Time, all High Street Units and USCo2 Shares will be exercisable, convertible or exchangeable for Canopy Growth Shares on the basis of the Exchange Ratio and the Floating Ratio.

See “The Amended Arrangement – Treatment of High Street Holders and USCo2 Holders” and “Securities Law Matters – U.S. Securities Laws – Exemption from U.S. Registration”.

Q: What are the consequences of the Amending Agreement becoming effective at the Amendment Time?

A: If the Amendment Resolution is adopted and the Amending Agreement is executed, the Amending Agreement will provide for, among other things: (i) the implementation of the Amended Plan of Arrangement; and (ii) amendments to the definition of Canopy Growth Approved Share Threshold (being the maximum number of Shares that may be issued without the consent of Canopy Growth and without reducing the Exchange Ratio) to reduce the number of shares of the Company available to be issued by the Company such that, following the Amendment Time, the Company may issue a maximum of 32,700,000 shares (or convertible securities in proportion to the foregoing), which will include (a) 3,700,000 Option Shares; (b) 8,700,000 Floating Shares other than the Option Shares; and (c) 20,300,000 Fixed Shares. Notwithstanding the foregoing, the Amending Agreement provides that the Company may not issue any equity securities, without Canopy Growth’s prior consent, other than: (i) upon the exercise or conversion of convertible securities outstanding as of the Amendment Date; (ii) contractual commitments existing as of the Amendment Date; (iii) the Option Shares; (iv) the issuance of up to US$3,000,000 worth of Fixed Shares pursuant to an at-the-market offering to be completed no more than four times during any one-year period; (v) the issuance of up to 500,000 Fixed Shares in connection with debt financing transactions that are otherwise in compliance with the terms of the Arrangement Agreement, as amended by the Amending Agreement; or (vi) pursuant to one private placement or public offering of securities during any one-year period for aggregate gross proceeds of up to US$20,000,000, subject to specific limitations as set out in the Amending Agreement.

In addition, the Amending Agreement will provide for, among other things: (i) various Canopy Growth rights that extend beyond the Acquisition Date and continue until the End Date, including, among others, rights to nominate a majority of the Acreage Board following the Acquisition Time, rights to designate all replacement officers, following the resignation or termination, as applicable, of the officers following the Acquisition Time, restrictions on the Company’s ability to incur certain indebtedness without Canopy Growth’s consent; (ii) restrictive covenants in respect of the business conduct in favor of Canopy Growth; (iii) termination of non-competition and exclusivity rights granted to the Company by Canopy Growth in the Arrangement Agreement in the event that the Company does not meet certain specified financial targets on an annual basis during the term of the Canopy Call Option as further described below; (iv) implementation of further restrictions on the Company’s ability to operate its business, including its ability to hire certain employees or make certain payments or incur any non-trade-payable debt without Canopy Growth’s consent in the event that the Company does not meet certain specified financial targets on a quarterly basis during the term of the Canopy Call Option as further described below; (v) a specified set of criteria that each new director and officer, as applicable, is required to meet, unless the consent of Canopy Growth is obtained; and (vi) termination of the Arrangement Agreement and Canopy Growth’s obligation to complete the acquisition of the Fixed Shares pursuant to the Canopy Call Option in the event that the Company does not meet certain specified financial targets in the trailing 12 month period as further described below.

See “Transaction Agreements – Amending Agreement”.

Q: What happens if Acreage does not meet or exceed the targets related to the Initial Business Plan?

A: In the event that Acreage has not satisfied: (i) 90% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, measured on a quarterly basis, an Interim Failure to Perform will occur and the Austerity Measures shall become applicable and provide significant restrictions on Acreage’s ability to take certain actions otherwise permitted by the Amended Arrangement Agreement; (ii)  80% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, as determined on an annual basis (commencing in respect of the fiscal year ending December 31, 2021), a Material Failure to Perform will occur and (a) certain restrictive covenants applicable to Canopy Growth under the Amended Arrangement Agreement will cease to apply in order to permit Canopy Growth to acquire, or conditionally acquire, a competitor of the Company in the United States should it wish to do so, and (b) an event of default under the Debenture will likely occur resulting in the Loan becoming immediately due and payable; and (iii) 60% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan for the trailing 12 month period ending on the date that is 30 days prior to the proposed Acquisition Time, a Failure to Perform shall occur and a material adverse impact will be deemed to have occurred for purposes of Section 6.2(2)(h) of the Arrangement Agreement and Canopy Growth will not be required to complete the Acquisition of the Fixed Shares pursuant to the Canopy Call Option.

See “Transaction Agreements - Amending Agreement - Covenants Regarding Acreage’s Business Plans”, “Business Plan Requirements” and “Risk Factors”.

Q: What assumptions used to formulate the Initial Business Plan are most likely to cause a Failure to Perform, a Material Failure to Perform and/or an Interim Failure to Perform to occur?

A: The Initial Business Plan was prepared based on the current expectations of management and the Acreage Board with respect to the anticipated results of Acreage’s business for each of the fiscal years ending December 31, 2020 through December 31, 2029, which management and the Acreage Board believe are based on reasonable assumptions as of the date hereof. There can be no certainty that the assumptions underlying the Consolidated Adj. EBITDA Targets or the Pro-Forma Net Revenue Targets set out in the Initial Business Plan will prove to be accurate and the results of Acreage may deviate from the expectations of management and the Acreage Board described under the heading “Business Plan Requirements” in this Circular. These risks to achieving the targets set out in the Initial Business Plan include, among others, adverse regulatory changes in the Identified States, the failure to adequately raise the capital necessary to operate Acreage’s business, the inability to attract and retain appropriate employees and those other items identified under the heading “Risk Factors”. If Acreage does not meet the targets in the Initial Business Plan, there may be an Interim Failure to Perform, a Material Failure to Perform and, depending on when the Canopy Call Option is exercised, a Failure to Perform may occur.

See “Risk Factors”.

Q: If the Austerity Measures are implemented at any point in time, what implications would the Austerity Measures have for Acreage’s business and Acreage’s ability to avoid a Material Failure to Perform or a Failure to Perform?

A: In the event of an Interim Failure to Perform and the imposition of the Austerity Measures, the likelihood that, absent Canopy Growth’s consent to facilitate Acreage taking actions necessary to alleviate such Interim Failure to Perform, there will be a Material Failure to Perform and, if the Canopy Call Option is exercised, a Failure to Perform would be increased. Accordingly, the requirement of Canopy Growth to complete the Acquisition pursuant to the Canopy Call Option may be jeopardized; however, Canopy Growth would have the option, in its sole discretion, to waive such rights and complete the Acquisition notwithstanding any such Failure to Perform.

Q: When will the Amendment Time occur?

A: Subject to obtaining the Amendment Final Order as well as the satisfaction of all other conditions precedent set out in the Proposal Agreement, it is anticipated that the Amendment Time will occur in [♦] 2020. The Acquisition forming part of the Amended Arrangement will be completed upon occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event (at the discretion of Canopy Growth), subject to the satisfaction or waiver of the Acquisition Closing Conditions as described in the Circular.

See “Transaction Agreements - The Proposal Agreement - Conditions for Implementation of the Amended Arrangement” and “Transaction Agreements - Amending Agreement”.

Q: What will happen if the Amendment Resolution is not adopted or the Amended Arrangement is not implemented for any reason?

A: If the Amendment Resolution is not approved, the Proposal Agreement will terminate and cease to be effective and the Existing Arrangement, including the terms of the Existing Canopy Option, will remain in place, the Capital Reorganization will not be completed, the proposed amendments to the Arrangement Agreement will not be effective, the Debenture will not be entered into and the Initial Advance will not be made to Hempco. Canopy Growth will continue to be required to acquire the Existing SVS in accordance with the Existing Canopy Option upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event and the satisfaction or waiver of the Acquisition Closing Conditions. In addition, the A&R License will continue to govern the relationship between the parties thereto. If the Acreage Board makes a Change in Recommendation, the Amendment Resolution is not approved and the Proposal Agreement is subsequently terminated, Acreage will be required to pay the Termination Expense Reimbursement to Canopy Growth in the amount of US$3,000,000; provided, however, that Acreage will not be required to make such payment if the Change in Recommendation was the result of a Purchaser Material Adverse Effect (as defined in the Arrangement Agreement). See “Risk Factors - Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect”, “Transaction Agreements - The Proposal Agreement – Termination of Proposal Agreement” and “Transaction Agreements - The Proposal Agreement – Termination of Proposal Agreement – Expenses of the Amended Arrangement - Termination Expense Reimbursement.”

Q: When is Canopy Growth expected to exercise the Canopy Call Option?

A: If the Amendment Resolution is adopted and the Amending Agreement is executed, the Existing Canopy Option expires on December 27, 2026. Under the Amended Arrangement, the Canopy Call Option expires 10 years from the Amendment Time. Canopy Growth is contractually obligated to exercise the Canopy Call Option upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event; provided that the acquisition of the Fixed Shares is subject to the satisfaction or waiver of the Acquisition Closing Conditions. Canopy Growth may, in its sole discretion, elect to exercise the Floating Call Option within 30 days of the exercise (or deemed exercise) of the Canopy Call Option.

See “The Amended Arrangement – Description of the Amended Arrangement”, “The Amended Arrangement – Timing for Implementation of the Amended Arrangement”, “The Amended Arrangement – Principal Steps of the Amended Arrangement” or the Amended Plan of Arrangement, a copy of which is attached as Appendix “C” to this Circular.

Q: Will the Existing SVS continue to trade following the Amendment Date?

A: No, the Existing SVS will cease to trade on the CSE, the OTCQX and the Frankfurt Stock Exchange following the Amendment Date. Following the Capital Reorganization, each of the Fixed Shares and the Floating Shares will be listed on the CSE. Any Person who acquires Fixed Shares or Floating Shares following the Amendment Date (whether from a new issuance from treasury or a transfer) will acquire such Fixed Shares and Floating Shares subject to the terms and conditions of the Amended Plan of Arrangement, including the Canopy Call Option and the Floating Call Option.

See “Regulatory Matters - Stock Exchange Matters”.

Q: Who will be the directors and officers of Acreage following implementation of the Amended Plan of Arrangement and the Acquisition?

A: Following the Amendment Time, it is not currently expected that there will be any change to the directors and officers of Acreage. During the Amendment Interim Period, other than the existing directors and officers of the Company, Acreage cannot nominate or appoint, as applicable, any individual to serve as a director or officer of the Company that does not meet the Required Director Criteria or the Required Officer Criteria, as applicable. At the Acquisition Time, each of the directors and officers are expected to resign and Canopy Growth will be entitled to designate all replacement directors and officers to fill such vacancies In the event that the Floating Call Option is not exercised, Canopy Growth will have the right, until the End Date, to nominate a majority of the directors on the Acreage Board.

See “Transaction Agreements – Amending Agreement – Covenants Regarding Acreage’s Directors and Officers”.

Q. Will the Exchange Ratio and/or the Floating Ratio be reduced prior to the Triggering Event Date?

A: The Exchange Ratio and the Floating Ratio will only be reduced in the event that Acreage breaches certain covenants set out in the Amended Arrangement Agreement with respect to the maximum number of Fixed Shares and Floating Shares it may issue during the Amendment Interim Period, or, in the case of the Exchange Ratio, if Acreage is required to make a Payout.

Q: Are there any risks I should consider in connection with the Amended Arrangement?

A: Yes. There are a number of risk factors relating to the Amended Arrangement, the Acquisition, and the business and operations of each of Acreage and Canopy Growth, all of which should be carefully considered. These risks include, among others: the significant restriction on the ability of the Company to conduct its business in the ordinary course in the event that certain Pro-Forma Net Revenue Targets and Consolidated Adj. EBITDA Targets for each applicable fiscal year of the Initial Business Plan are not met; the Company may be unable to raise additional funds as needed, the scope of the Company’s operations or growth may be reduced and, as a result, the Company may be unable to fulfil its long-term goals; the Company may breach its restrictive covenants under the Arrangement Agreement, which could result in Canopy Growth not having to complete the Acquisition at the Acquisition Time; and the possibility that Canopy Growth will exercise the Canopy Call Option and not exercise the Floating Call Option, and the depressing effect on the trading price of the Floating Shares that would likely have. See “Risk Factors”.

Q: Given the significant restrictions on issuing Company Debt and securities of Acreage, how does Acreage anticipate financing its business on an on-going basis?

A: Acreage has refined its business strategy by taking steps to target cash flow positive operations and its expectation is that all future growth of Acreage will be principally driven by its operational success. Such steps will include the proposed Non-Core Divestitures and limitation of the Company’s business to the Identified States. Depending upon the timing of the Acquisition and the state of Acreage’s business, Acreage may need to obtain additional financing and, any such financing must be done in accordance with the restrictions contained in the Amended Arrangement Agreement or with the consent of Canopy Growth.

Q: Are Shareholders entitled to Dissent Rights?

A: Yes. Under the Amendment Interim Order, Registered Shareholders are entitled to Dissent Rights if the Amendment Resolution is approved, but only if such Registered Shareholders follow the procedures specified in the BCBCA, as modified by the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order. If you wish to exercise Dissent Rights, you should review the requirements summarized in this Circular carefully and consult with your legal advisor. Any failure by a Shareholder to fully comply with the provisions of the BCBCA, as modified by the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order, may result in the loss of that holder’s Dissent Rights.

See “Dissenting Shareholders’ Rights”.

Q: Do Shareholders, High Street Holders and USCo2 Holders need to provide a letter of transmittal or take any other steps to receive their portion of the Aggregate Amendment Option Payment?

A: No. All holders of Shares, High Street Units and USCo2 Shares as of the close of business on the Business Day immediately prior to the Amendment Date will be entitled to receive their pro rata share of the Amendment Consideration without taking any further action.

See “Procedures For Payment Of Aggregate Amendment Option Payment And Canopy Growth Consideration”.

Q: Should I send in my Capital Reorganization Letter of Transmittal and Existing Share certificates now?

A: All Registered Shareholders should complete, sign and return the Capital Reorganization Letter of Transmittal with accompanying Existing Share certificate(s) or direct registration advice to the Transfer Agent as soon as possible. If the Amendment Resolution is adopted and the Amending Agreement is executed, all deposits of Existing Shares, as applicable, made under the Capital Reorganization Letter of Transmittal are irrevocable.

Any certificate(s) or direct registration advice that immediately prior to the Amendment Time represent Existing Shares shall be deemed after the Amendment Time to represent only the right to receive certificate(s) or a direct registration advice representing the Shares to be issued in exchange therefor upon surrender thereof.

See “The Amended Arrangement - Capital Reorganization Letter of Transmittal”.

Background

Q: What is the process that led to the proposed amendments to the Plan of Arrangement and the Arrangement Agreement?

A: Since inception, Acreage made significant investments into its business for growth, operational and capital needs and suffered substantial losses.  Following implementation of the Existing Arrangement on June 27, 2019, Acreage attempted to leverage the Existing Canopy Option and Acreage’s relationship with Canopy Growth in pursuit of various alternatives to finance Acreage’s business, including certain potential acquisition alternatives; however, these efforts were not successful. Given the structural limitations on financing alternatives imposed on companies operating in the U.S. cannabis industry and the challenging capital markets conditions that Acreage faced in the latter half of 2019, efforts to secure third party financing in late 2019 were unsuccessful. Canopy Growth’s regulatory and compliance constraints restricted its ability to directly or indirectly invest in Acreage. Faced with a working capital shortfall, Acreage embarked on various financing alternatives throughout much of the past year. The Arrangement Agreement contained a number of constraints on Acreage which prevented it from pursuing financing and M&A transactions which fell outside a narrow set of parameters without Canopy Growth’s consent.  Acreage considered a number of potential financing proposals; however, it did not identify any options which were satisfactory to Acreage and complied with the Arrangement Agreement.

Initially, when discussing the terms upon which the Existing Arrangement would be amended, Canopy Growth indicated that it would be willing to consider alternatives to assist Acreage, provided that any such alternatives would be subject to a concurrent reduction of the Existing Exchange Ratio to 0.1 of a Canopy Growth Share to align with the then current trading prices of the Existing SVS and the Canopy Growth Shares. Through extensive negotiations with Canopy Growth, the Company was ultimately able to negotiate an improved exchange ratio of 0.3048 of a Canopy Growth Share for each Fixed Share as well as the issuance of the Floating Shares, which are anticipated to provide additional upside to Shareholders.

A summary of the material events leading up to the negotiation of the Proposal Agreement and the Amended Arrangement and the material meetings, negotiations and discussions between Acreage and Canopy Growth and their respective advisors that preceded the execution of the Proposal Agreement and public announcement of the Amended Arrangement is included in this Circular under the heading “The Amended Arrangement - Background to the Amended Arrangement”. See also “Reasons for the Amended Arrangement” and “Cautionary Statement Regarding Forward-Looking Information”.

Q: Has a fairness opinion been provided on the Amended Arrangement?

A: Yes, the Special Committee received the New Fairness Opinion, pursuant to which Eight Capital provided its opinion that, as at the date of each such opinion and subject to the assumptions, qualifications and limitations set out therein, and such other matters as Eight Capital considered relevant, the Consideration to be received by Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders. The New Fairness Opinion can be found in Appendix “D” to the Circular.

See “The Amended Arrangement – New Fairness Opinion”.

Q: Does the Acreage Board support the amendments to the Arrangement Agreement and the Amended Plan of Arrangement?

A: Yes. The Acreage Board has unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) determined, that the Amended Arrangement and entry into the Proposal Agreement are in the best interests of Acreage and are fair to Shareholders and recommends that Shareholders vote FOR the Amendment Resolution.

In making its recommendation, the Acreage Board consulted with Acreage management and received the advice and assistance of its financial and legal advisors, and carefully considered a number of alternatives and factors including, among others, the unanimous recommendation of the Special Committee and the New Fairness Opinion and the factors described in this Circular under the heading “The Arrangement – Reasons for the Arrangement”. All directors and officers, including Mr. Murphy, entered into Voting Agreements with Canopy Growth pursuant to which each of them has agreed to vote their Shares in favor of the Amendment Resolution.

See “The Amended Arrangement – Background to the Amended Arrangement”, “The Amended Arrangement – Recommendation of the Special Committee”, “The Amended Arrangement – Recommendation of the Acreage Board” and “The Arrangement – Reasons for the Arrangement”.

Q: What strategic benefits have been realized by Acreage through its relationship with Canopy Growth since the implementation of the Existing Arrangement and will the A&R License and the Amended Arrangement Agreement provide any additional benefits?

A: Acreage has commenced selling products under Canopy Growth’s Tweed brand in multiple states and Acreage anticipates that it will continue to take advantage of opportunities to market and sell products under Canopy Growth brands. As a condition to the Amending Agreement becoming effective, a subsidiary of Canopy Growth will provide Hempco with a US$100,000,000 loan pursuant to the Debenture, of which US$50,000,000 will be advanced at the Amendment Time. This will provide Acreage with the necessary funding to operate in the CBD market. Acreage anticipates that the operations of Hempco will be profitable and drive overall value for Shareholders.

See “The Amended Arrangement – Reasons for the Amended Arrangement” and “Cautionary Note Regarding Forward-Looking Information”.

Approvals

Q: What approvals are required of Shareholders at the Meeting?

A: To be adopted, the Amendment Resolution must be approved by: (i) not less than 66⅔% of the votes cast on the Amendment Resolution by Shareholders present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class; (ii) not less than a simple majority of the votes cast by the holders of Existing Shares, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class, unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes of the Interested Parties pursuant to MI 61-101; and (iii) not less than a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding the votes of the Related Parties. Abstentions and broker non-votes will not have any effect on the approval of the Amendment Resolution.

See the sections in the Circular entitled “The Amended Arrangement – Required Shareholder Approvals”, “The Amended Arrangement – Interests of Certain Persons in the Amended Arrangement”, “Securities Law Matters – Canadian Securities Laws – Multilateral Instrument 61-101” and “Securities Law Matters – Canadian Securities Laws – Restricted Securities Matters”.

Q: Are there voting agreements or lock-ups?

A: The Acreage Locked-Up Shareholders have entered into Voting Agreements with Canopy Growth pursuant to which the Acreage Locked-Up Shareholders have agreed to vote their Existing Shares in favor of the Amendment Resolution.

As of the Record Date, the Acreage Locked-Up Shareholders collectively beneficially owned or exercised control or direction over [] Existing SVS, [] Existing PVS and 168,000 Existing MVS, representing on a non-diluted basis, approximately []% of the outstanding Existing SVS, approximately []% of the outstanding Existing PVS and 100% of the outstanding Existing MVS. The Interested Parties that are Acreage Locked-Up Shareholders own, control or direct approximately []% of the outstanding Existing SVS, approximately []% of the outstanding Existing PVS and 100% of the outstanding Existing MVS subject to the Voting Agreements. On an aggregate basis, the Interested Parties own, control or direct approximately []% of the outstanding voting rights in the Company.

See “Transaction Agreements – Voting Agreements”.

Q: What other conditions need to be satisfied for the Amended Arrangement to become effective?

A: The Amendment Resolution must be approved by the Shareholders at the Meeting in accordance with the Amendment Interim Order and applicable Law. In addition, the Amendment Final Order must be issued by the Court. The necessary approvals from the CSE must also be obtained to list the Fixed Shares and the Floating Shares. Furthermore, it is a condition that certain agreements are entered into or amended, as applicable, including the Amending Agreement, the Housekeeping Amendments and the Credit Agreement Amendment.

For a full description of the conditions listed above and the other conditions to the implementation of the Arrangement, see “Transaction Agreements – Proposal Agreement – Conditions for Implementation of the Amended Arrangement”.

Q: What other conditions are required to be satisfied or waived for the Acquisition to be completed pursuant to the Amended Arrangement?

A: The Acquisition is dependent on the satisfaction of the Acquisition Regulatory Approvals, which includes approval: (i) under the HSR Act; (ii) by certain of the state cannabis regulatory authorities that govern Acreage’s operations in each state in which it or its managed entities then carry on business; and (iii) by each of the stock exchanges on which the Canopy Growth Shares are then listed and posted for trading to permit Canopy Growth to acquire all of the issued and outstanding Shares and to permit the listing of the Consideration Shares, and any Canopy Growth Shares issuable upon the exercise of Replacement Options, Replacement RSUs and Replacement Compensation Options. In addition, the Acquisition is subject to other Regulatory Approvals, and the satisfaction or waiver of other closing conditions.

For a full description of the conditions to the consummation of the Acquisition, see “Transaction Agreements – The Arrangement Agreement – Conditions for Completion of the Acquisition”, “Regulatory Approvals – HSR Act” and “Regulatory Approvals – Stock Exchange Matters”.

Operational Constraints and Canopy Growth Rights

Q: What operational constraints will be imposed on Acreage by Canopy Growth during the Amendment Interim Period?

A: During the Amendment Interim Period, Acreage will, and will cause each of its Subsidiaries to, conduct its and their business only in the ordinary course and in accordance with, in all material respects, all applicable Laws, with the exception of the Controlled Substances Act as it applies to marijuana, and use commercially reasonable efforts to maintain and preserve its and their business. The operations of Acreage during the Amendment Interim Period remain subject to the operational covenants under the Arrangement Agreement as well as the additional operational covenants under the Amending Agreement as described under “Transaction Agreements – Amending Agreement”, which include, but are not limited to, restrictions on the ability of the Company and its Subsidiaries to issue any securities and incur any debt obligations, in each case, other than in certain limited circumstances.

Pursuant to the Arrangement Agreement, during the Interim Period, Acreage will be required to obtain Canopy Growth’s approval prior to taking certain actions, including, without limitation, amendments to its constating documents and/or capitalization, distributions on its outstanding securities or otherwise, amendments to its employment, retention and/or compensation arrangements, incurring debt above certain thresholds, or otherwise taking any actions that would be reasonably expected to result in a Company Material Adverse Effect.

The Amending Agreement also precludes the Company from entering into any contract in respect of Company Debt if, among other restrictions: (i) such contract would be materially inconsistent with market standards for companies operating in the United States cannabis industry; (ii) such contract prohibits a prepayment of the principal amount of such Company Debt, requires a make-whole payment for the interest owing during the remainder of the term of such contract or charges a prepayment fee in an amount greater than 3.0% of the principal amount to be repaid; (iii) such contract would provide for interest payments to be paid through the issuance of securities as opposed to cash; or (iv) such contract has a principal amount of more than US$10,000,000 or a Cost of Capital that is greater than 30.0% per annum; provided that, if such Company Debt is fully secured by cash in a blocked account, the Cost of Capital may not be greater than 3.0% per annum. Notwithstanding the foregoing, Canopy Growth’s consent will not be required for Acreage or any of its Subsidiaries to enter into a maximum of two transactions for Company Debt during any one-year period, in accordance with the following terms: (i) the principal amount of the Company Debt per transaction may not exceed US$10,000,000, (ii) the Company Debt is not convertible into any securities; and (iii) the contract does not provide for the issuance of more than 500,000 Shares (or securities convertible into or exchangeable for 500,000 Shares). The Amending Agreement will also require the Company to limit its operations to the Identified States, subject to obtaining Canopy Growth’s consent.

For a description of the additional restrictions on the activities of Acreage during the Amendment Interim Period, see “Transaction Agreements – Proposal Agreement – Covenants”, “Transaction Agreements –Amendments to the Arrangement Agreement” and “Transaction Agreements – Amending Agreement – Covenants Regarding Acreage’s Business Plans”.

Q: If Canopy Growth does not exercise the Floating Call Option, during the period following the Acquisition Date until the End Date, will there be any covenants in favor of Canopy Growth?

A: The Amending Agreement will provide for certain covenants of Acreage regarding its business and operations that will be effective from the Acquisition Time until the End Date, including, among other things:

(a)	the right for Canopy Growth to nominate a majority of the Acreage Board;

(b)	pre-emptive rights and top-up rights in favor of Canopy Growth;

(c)	restrictions on the acquisition of shares or similar equity interest, assets, businesses or operations with an aggregate value of more than US$250,000,000, in a single transaction or series of related transactions;

(d)	restrictions on the ability to amend the constating documents of Acreage or the Key Subsidiaries;

(e)	restrictions on issuing additional High Street Units or USCo2 Shares;

(f)	restrictions on the sale, transfer, lease, pledge or other disposal of any assets, business or operations (in a single transaction or a series of related transactions) in the aggregate with a value of more than US$20,000,000;

(g)	prohibitions on entering into agreements or arrangements that limit or otherwise restrict Acreage from competing in any manner in any material respect;

(h)	approval rights on the Approved Business Plan; and

(i)	certain audit and inspection rights.

See “Transaction Agreements – Amending Agreement – Covenants Following the Acquisition Time until the End Date”.

In addition, pursuant to the A&R License, following the Acquisition Time, the Company is required to pay a royalty to Canopy Growth equal to a percentage of all gross revenue generated by the Company as a result of the use of the rights granted pursuant to the A&R License. Moreover, revenue under the Management Service Agreements, if any, will no longer be required to be paid to Acreage by the Target Cannabis Operators, if any, following the Acquisition Time.

Q: If Canopy Growth does not exercise the Floating Call Option, following the Acquisition Time, what Acreage activities will require Canopy Growth’s approval?

A: During the period from the Acquisition Date until the End Date, there will be a number of restrictions imposed on both the Company and its Subsidiaries, subject to obtaining Canopy Growth’s approval, including, without limitation, restrictions regarding:

(a)	paying any dividend or other distribution in respect of any securities, unless paid in respect of all Shares, in accordance with their respective rights, other than dividends paid between two wholly-owned Subsidiaries and tax distributions from High Street to the extent permitted in the TRA, Tax Receivable Bonus Plan and/or the High Street Operating Agreement;

(b)	consolidating or merging into or with another Person or entering into any other similar business combination, subject to certain limited exceptions;

(c)	acquiring any shares, instruments convertible into or exchangeable for shares, assets, businesses or operations with an aggregate value of more than US$250,000,000, in a single transaction or a series of related transactions;

(d)	amending its constating documents;

(e)	issuing additional USCo2 Shares or securities convertible, exchangeable or exercisable for or into USCo2 Shares;

(f)	issuing additional High Street Units or securities convertible, exchangeable or exercisable for or into High Street Units for cash proceeds;

(g)	selling, transferring, leasing, pledging or otherwise disposing of any of its or any of its Subsidiaries’ assets, business or operations in the aggregate with a value of more than US$20,000,000;

(h)	entering into any agreement or arrangement that limits or otherwise restricts in any material respect the Company or any successor thereto or any Subsidiary, or that would limit or restrict in any material respect the Company or any of its affiliates from competing in any manner;

(i)	abandoning or failing to diligently pursue any application for any licences, permits, Authorizations or registrations that would cause a Company Material Adverse Effect; or

(j)	granting or committing to grant a licence or otherwise transfer abandon, or permit to become abandoned any Intellectual Property or exclusive rights in or in respect thereof that would reasonably be expected to have a Company Material Adverse Effect.

See “Transaction Agreements – Amending Agreement – Covenants Following the Acquisition Time until the End Date”.

Q: What are the expected consequences of limiting Acreage’s ability to operate to the Identified States?

A: With a reduced geographic footprint, Acreage will be able to focus its strategic plan on deploying its capital in a manner that Acreage believes will be immediately accretive. Given that Acreage has recently faced challenges raising capital and, when available, the cost of capital has been high in recent financings, a focus on the Identified States is anticipated to allow Acreage to improve its results from the Identified States while maximizing potential margins on sales and scaling its production capabilities (where Acreage’s licenses permit).

See “Cautionary Note Regarding Forward-Looking Information”.

Hempco Business

Q: Can Canopy Growth compete with Acreage’s business or the business of Hempco?

A: There is no restriction in respect of Canopy Growth’s ability to compete with the business of Hempco, provided that the activities carried on by Canopy Growth do not violate applicable Laws, including, without limitation, Federal Cannabis Laws. Notwithstanding the foregoing, in the event of a Material Failure to Perform, Canopy Growth will no longer be restricted from operating within the United States in violation of Federal Cannabis Laws.

Q: What are the expected benefits to Shareholders of the Hempco business?

A: The potential enhancement of profitability and the potential consequent ability to attract new investors could be a value driver for Shareholders.

See “Cautionary Note Regarding Forward-Looking Information”.

Q: What is the expected use of the net proceeds of the Initial Advance of US$50,000,000 to Hempco pursuant to the Debenture?

A: Acreage is developing a multi-pronged approach for the business of Hempco, including a store-within-a-store concept to sell CBD exclusive products, and a wholesale and OMNI channel approach. These various delivery methods require capital assets and additional operating costs to support the business strategy.

See “Cautionary Note Regarding Forward-Looking Information”.

Tax Consequences

Q: What are the Canadian federal income tax consequences of the Amended Arrangement?

A: It is expected that Shareholders who are residents of Canada for the purposes of the Tax Act and who hold their Existing SVS as capital property will be deemed to have disposed of a property and realize a capital gain from the receipt of a portion of the Aggregate Amendment Option Payment as consideration for granting the Canopy Call Option and the Floating Call Option. If the Canopy Call Option and/or the Floating Call Option are exercised (or deemed to be exercised), Shareholders who are resident in Canada should no longer be deemed to have disposed of property in the year in which the Canopy Call Option and the Floating Call Option were granted. Instead, the amount of the Aggregate Amendment Option Payment received by such Shareholder should be included in the Shareholder’s proceeds of disposition from the disposition of the Fixed Shares and/or the Floating Shares to Canopy. In such case, a tax election may be available to provide for a full or partial tax-deferred rollover.

Shareholders who are not residents of Canada for the purposes of the Tax Act will not be subject to tax under the Tax Act on the capital gain deemed to be realized in respect of the receipt of a portion of the Aggregate Amendment Option Payment as consideration for granting the Canopy Call Option and the Floating Call Option.

Shareholders who hold their Existing SVS as capital property and who exchange their Existing SVS for 0.7 of a Fixed Share and 0.3 of a Floating Share pursuant to the Capital Reorganization will be deemed to have disposed of their Existing SVS for proceeds equal to their adjusted cost base of those shares and will acquire the Fixed Shares and Floating Shares at an aggregate adjusted cost base equal to that amount. As a result, the Capital Reorganization will not result in a recognition of a capital gain or loss for Canadian income tax purposes.

For a summary of certain material Canadian income tax consequences of the Arrangement, see “Certain Canadian Federal Income Tax Considerations”. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their own tax advisors with respect to their particular circumstances.

Q: What are the Canadian federal income tax consequences of the Acquisition?

A: Generally, Shareholders who are residents of Canada for the purposes of the Tax Act, who have received a portion of the Aggregate Amendment Option Payment pursuant to the Arrangement, and who dispose of their Fixed Shares and/or Floating Shares to Canopy Growth pursuant to the Acquisition will be considered to have realized a capital gain (or capital loss) for the purposes of the Tax Act as a result of the Acquisition unless the Shareholder makes a Joint Tax Election with Canopy Growth following the Acquisition.

Shareholders who are not residents of Canada for the purposes of the Tax Act (a Non-Canadian Holder) generally should not be subject to tax under the Tax Act on any capital gain realized in respect of the Acquisition provided that the Fixed Shares and/or Floating Shares are not “taxable Canadian property” to such Shareholder for purposes of the Tax Act.

For a summary of certain material Canadian income tax consequences of the Acquisition, see “Certain Canadian Federal Income Tax Considerations”. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their own tax advisors with respect to their particular circumstances.

Q: What are the United States federal income tax consequences associated with the Option Premium?

A: Pursuant to the Plan of Arrangement, Canopy Growth paid the Option Premium to all holders of Existing Shares, High Street Holders and USCo2 Holders as consideration for the grant of the Existing Canopy Option. It was intended, for U.S. federal income tax purposes, that the payment of the Option Premium, would be treated as a part of a continuing, open transaction that generally did not result in immediate recognition of income to the Shareholders and certain other securityholders. However, given the amendments to the Existing Arrangement pursuant to the Amended Arrangement, it is now expected that U.S. Holders who have received a portion of the Option Premium will be required to report (to the extent not previously included in income) the portion of the Option Premium they received as short-term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective. Non-U.S. Holders will only be subject to U.S. federal income tax to the extent described below with respect to Non-U.S. Holders generally for gain recognized in connection with the Acquisition.

For a summary of certain U.S. federal income tax consequences of the Amended Arrangement, including the Option Premium, see “Certain United States Federal Income Tax Considerations”. Such summary is not intended to be legal or tax advice. Shareholders are urged to consult their own tax advisors with respect to the tax consequences to them of the Amended Arrangement in general and based on their particular circumstances.

Q: What are the United States federal income tax consequences of the Aggregate Amendment Option Payment?

A: The U.S. federal income tax treatment of the Aggregate Amendment Option Payment is unclear.  The Aggregate Amendment Option Payment will be paid to the Shareholders, High Street Holders and USCo2 Holders in connection with the reduction of the Exchange Ratio and the modification of the terms of the Existing Canopy Option through the issuance of the Canopy Call Option and Floating Call Option under the Amended Plan of Arrangement. For U.S. federal income tax purposes, this payment may be treated as ordinary income, short-term capital gain, option premium that is part of an open transaction and not immediately includible in income, or other consideration paid in connection with modifying the Existing Arrangement. Acreage expects that the Aggregate Amendment Option Payment would generally be treated as ordinary income. However, due to the absence of guidance bearing directly on the U.S. federal income tax consequences of the receipt of the Aggregate Amendment Option Payment, this expectation is not free from doubt. The Shareholders should consult their own tax advisors in regard to the tax consequences to them of the receipt of their portion of the Aggregate Amendment Option Payment.

Non U.S. Holders will generally be limited in their recognition of gain or income upon receipt of the Aggregate Amendment Option Payment and should consult with their own tax advisors to determine the extent that such income or gain will be recognized.

The amount of cash received with respect to the Aggregate Amendment Option Payment may not be sufficient to meet the tax obligations of the Shareholders triggered with respect to the Option Premium and the Aggregate Amendment Option Payment described above.

For a summary of certain U.S. federal income tax consequences of the Amended Arrangement, including the payment of the Aggregate Amendment Option Payment, see “Certain United States Federal Income Tax Considerations”. Such summary is not intended to be legal or tax advice. Shareholders are urged to consult their own tax advisors with respect to the tax consequences to them of the Amended Arrangement in general and based on their particular circumstances.

Q: What are the United States federal income tax consequences of the Capital Reorganization?

A: Acreage will undertake the Capital Reorganization whereby each outstanding Existing Share will be exchanged for Fixed Shares (or Fixed Multiple Shares) and Floating Shares. For U.S. federal income tax purposes, the Company intends that the Capital Reorganization will be treated as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. Assuming the Capital Reorganization qualifies as a recapitalization, the Shareholders generally will not recognize gain or loss in the exchange of Existing Shares for Fixed Shares (or Fixed Multiple Shares) and Floating Shares. The tax basis of the Shares received by a Shareholder in the Capital Reorganization will generally the same as the basis of the Existing Shares surrendered in exchange therefor. A Shareholder must allocate its tax basis in its Existing Shares between the Fixed Shares (or Fixed Multiple Shares) and Floating Shares that the Shareholder receives in proportion to their relative fair market values determined on the date of the Capital Reorganization. The holding period of the Fixed Shares (or Fixed Multiple Shares) and Floating Shares received will include such holder’s holding period in the Existing Shares with respect to which the Fixed Shares (or Fixed Multiple Shares) and Floating Shares were exchanged.

For a summary of certain U.S. federal income tax consequences of the Amended Arrangement, including the Capital Reorganization, see “Certain United States Federal Income Tax Considerations.” Such summary is not intended to be legal or tax advice. Shareholders are urged to consult their own tax advisors with respect to the tax consequences to them of the Amended Arrangement in general and based on their particular circumstances.

Q: What are the United States federal income tax consequences of the Acquisition?

A: Under the Existing Arrangement, it was intended that (i) the Plan of Arrangement and culminating Acquisition (as defined in the Existing Arrangement) would be treated as a single integrated transaction for U.S. federal income tax purposes, (ii) such Acquisition would qualify as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code and the Treasury Regulations promulgated thereunder, each as in effect on the date of the Existing Arrangement, and (iii) such Acquisition would not be treated as a taxable transaction pursuant to Section 367(a) of the Code and the Treasury Regulations promulgated thereunder, each as in effect on such date (which assumed that certain factual requirements would be met with respect to the ownership, value and operations of Canopy Growth and Acreage, certain five-percent shareholders of Canopy Growth immediately after the Acquisition enter into gain recognition agreements as required by the applicable U.S. Treasury Regulations, and certain reporting requirements would be met (collectively the “Section 367 Requirements”))

Under the Amended Arrangement, it is intended that the steps of the Acquisition will be treated as a single integrated transaction for U.S. federal income tax purposes, and will involve Canopy Growth acquiring all of the Fixed Shares (and New Multiple Shares exchanged into Fixed Shares), and, if applicable, the Floating Shares, in three steps: first, each New Multiple Share outstanding immediately prior to the Acquisition Time shall be exchanged for one Fixed Share; second, Canopy Growth will acquire the Fixed Shares held by Acreage Non-U.S. Shareholders (other than those Acreage Non-U.S. Shareholders that exercise Dissent Rights) and, to the extent Canopy Growth exercises the Floating Call Option, the Floating Shares, in a direct exchange of those Fixed Shares and Floating Shares, if applicable, for Canopy Growth Shares (or, in the event a Canopy Change of Control has occurred prior to the Acquisition Date, the Alternate Consideration); and third, Canopy Growth will acquire the remaining Fixed Shares held by Acreage U.S. Shareholders (other than those Acreage U.S. Shareholders that exercise Dissent Rights) in the Merger in exchange for Canopy Growth Shares (or, in the event a Canopy Change of Control has occurred prior to the Acquisition Date, the Alternate Consideration). Canopy Growth will have the option, but not the obligation, to acquire the Floating Shares.

The description of the U.S. federal income tax consequences of the Acquisition that follows is based on the assumption that U.S. Holders who received a portion of the Option Premium will be required to report such Option Premium (to the extent not previously included in income) as short-term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective, and that the Aggregate Amendment Option Payment will be treated as ordinary income upon receipt.

Under the Amended Plan of Arrangement, if Canopy Growth does not acquire the Floating Shares, the Acquisition will not qualify as a reorganization for U.S. federal income tax purposes and, therefore, will be a fully taxable transaction in which a U.S. Holder that receives Canopy Growth Shares in exchange for Fixed Shares in the Merger generally will recognize capital gain or loss equal to the difference between the fair market value of the Canopy Growth Shares received and the U.S. Holder’s adjusted tax basis in the Fixed Shares exchanged therefor. The gain or loss would be determined separately for each block of Fixed Shares (i.e., Fixed Shares acquired at the same cost in a single transaction). Capital gains recognized by an individual upon the disposition of Fixed Shares that have been held for more than one year are generally eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations.

Even if both the Fixed Shares and the Floating Shares are acquired by Canopy Growth in the Acquisition, the Acquisition may not qualify as a reorganization for U.S. federal income tax purposes. Certain factors that affect the U.S. federal income tax treatment of the Acquisition will not be determinable until the Acquisition Date, including whether the Floating Consideration is paid in Floating Share Consideration, Floating Cash Consideration or a combination thereof, and the value of the Canopy Growth Shares received in the Acquisition. Depending on these and other factors, the Acquisition may be treated as a taxable transaction in which gain or loss is generally recognized for U.S. federal income tax purposes, or it may be treated as a reorganization for U.S. federal income tax purposes (and which also meet the Section 367 Requirements). Neither Acreage nor Canopy Growth have sought, nor expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein.

If the Acquisition qualifies as a “reorganization” under Section 368(a) of the Code, and the Section 367 Requirements are met, it is expected that a U.S. Holder receiving Canopy Growth Shares in exchange for its Shares in connection with the Acquisition will not generally recognize gain or loss on the exchange.

Even if the Acquisition qualifies as a reorganization, there is a risk that the Acquisition could fail to meet the Section 367 Requirements. If the Acquisition fails to meet the Section 367 Requirements, the transaction will be taxable to U.S. Shareholders as described above, notwithstanding that it was a reorganization under the Code.

The rules described above for U.S. Holders should generally also apply to a Non-U.S. Holder that directly exchanges its Shares for Canopy Growth Shares, except that any such gain recognized by a Non-U.S. Holder generally will not be subject to U.S. federal income tax unless (i) the gain is “effectively connected” with such Non U. S. Holder’s conduct of a trade or business in the United States, and the gain is attributable to a permanent establishment that such Non-U.S. Holder maintains in the United States if that is required by an applicable income tax treaty as a condition for subjecting such person to U.S. taxation on a net income basis, or (ii) the Non-U.S. Holder is an individual, is present in the United States for 183 or more days in the taxable year of the sale and certain other conditions exist.

For a summary of certain U.S. federal income tax consequences of the Acquisition see “Certain United States Federal Income Tax Considerations”. Such summary is not intended to be legal or tax advice. Shareholders are urged to consult their own tax advisors with respect to U.S. federal income tax consequences of the Acquisition in general and based on their particular circumstances.

Questions

Q: Who can help answer my questions?

A: If you have any questions about this Circular or the matters described in this Circular, please contact Kingsdale Advisors or your professional advisor. Shareholders who would like additional copies, without charge, of this Circular or have additional questions about the procedures for voting Existing Shares, should contact their broker or Kingsdale Advisors by e-mail, or at the telephone number below.

North American Toll Free:	1-877-657-5856
Outside North America Collect:	+1-416-867-2272
By E-mail:	contactus@kingsdaleadvisors.com

Q&A ON PROXY VOTING

Q: Who is entitled to vote on the Amendment Resolution?

A: The record date for determining the Shareholders entitled to receive notice of and to vote at the Meeting was [], 2020. Only Shareholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting. Any securities of the Company, High Street or USCo2 that were not exercised or exchanged for Existing Shares prior to the Record Date are not permitted to vote on the Amendment Resolution.

Q: What if I acquire ownership of Existing Shares after the Record Date?

A: You will not be entitled to vote Existing Shares acquired after the Record Date at the Meeting. Only Persons owning Existing Shares as of the Record Date are entitled to vote at the Meeting. Shareholders will still be able to receive the Aggregate Amendment Option Payment if they hold Existing Shares as of the close of business on the Amendment Date.

Q: What do I need to do now in order to vote on the Amendment Resolution?

A: You should carefully read and consider the information contained in this Circular.

The Company is holding the Meeting as a virtual meeting, which will be conducted via live webcast. To address potential issues arising from the unprecedented public health impact of COVID-19, comply with applicable public health directives that may be in force at the time of the Meeting, and to limit and mitigate risks to the health and safety of our communities, Shareholders, employees, directors and other stakeholders, we will be holding the Meeting in a virtual only format as described in the Circular under the headings, “General Proxy Information” and “How to Vote Your Shares”.

In order to attend, participate in or vote at the Meeting (including for voting and asking questions at the Meeting), Registered Shareholders and duly appointed proxyholders must have a valid username. Guests are welcome to attend and view the webcast, but will be unable to participate in or vote at the Meeting. To join as a guest please visit the Meeting online at web.lumiagm.com/221798142 and select “Join as a Guest” when prompted.

Registered Shareholders and duly appointed proxyholders will be able to access the Meeting online at web.lumiagm.com/221798142. Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting:

•	Registered Shareholders: The control number located on the form of proxy is the username. The password for the Meeting is “Acreage2020” (case sensitive). If as a Registered Shareholder you are using your control number to access the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies for the Meeting and will be provided with the opportunity to vote by online ballot on the matters put forth at the Meeting. If you do not wish to revoke a previously submitted proxy, you will need to attend the Meeting as a guest and will not be able to participate in the Meeting.

•	Duly appointed proxyholders: Shareholders who wish to appoint a third-party proxyholder to represent them at the Meeting (including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting) MUST submit their duly completed proxy or VIF, as applicable, AND register the proxyholder. See “How to Vote Your Shares - Appointment of Proxies”. Following registration of a proxyholder, the Transfer Agent will provide duly appointed proxyholders with a username by e-mail after the voting deadline has passed. The password for the Meeting is “Acreage2020” (case sensitive). Non-Registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but will not be able to participate in or vote at the Meeting.

If you are a Non-Registered Shareholder and wish to attend, participate in or vote at the Meeting, you have to insert your own name in the space provided on the VIF sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary.

There are three ways to submit your vote by proxy, in accordance with the instructions on the form of proxy:

By Mail or Hand Delivery:	Odyssey Trust Company Attention: Proxy Department 323 – 409 Granville Street, Vancouver, BC V6C 1T2
Facsimile:	1.800.517.4553
By Internet:	https://www.shareholderaccountingsoftware.com/odyssey/pxlogin

Each completed form of proxy must be submitted no later than [] (New York time) on [], 2020, or, in the event that the Meeting is adjourned or postponed, not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the reconvened Meeting or any adjournment or postponement thereof.

If you hold your Existing Shares through an Intermediary, please follow the instructions provided by such Intermediary to ensure that your vote is counted at the Meeting and contact your Intermediary for instructions and assistance in delivering the share certificate(s) representing those shares.

See “General Proxy Information” and “How to Vote Your Shares”.

Q: Should I send in my proxy now?

A: Yes. Once you have carefully read and considered the information contained in this Circular, to ensure your vote is counted, you need to complete and submit the enclosed form of proxy or, if applicable, provide your Intermediary with voting instructions. You are encouraged to vote well in advance of the proxy cut-off at [] (New York time) on [], 2020 (or if the Meeting is postponed or adjourned, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the postponed or adjourned meeting).

See “General Proxy Information” and “How to Vote Your Shares”.

Q: What happens if I sign and submit the form of proxy sent to me?

A: Signing and depositing the enclosed form of proxy gives authority to the Person(s) designated by management of Acreage on such form to vote your Existing Shares at the Meeting. If the instructions in a proxy given to Acreage’s management are specified, the Existing Shares represented by such proxy will be voted for or against in accordance with your instructions on any poll that may be called for. If a choice is not specified, the Existing Shares represented by a proxy given to Acreage’s management will be voted FOR the approval of the Amendment Resolution as described in this Circular.

See “General Proxy Information” and “How to Vote Your Shares”.

Q: Can I appoint someone other than the Person(s) designated by management of Acreage to vote my Existing Shares?

A: Yes. Shareholders who wish to appoint a third-party proxyholder to represent them at the Meeting (including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting) MUST submit their duly completed proxy or VIF and register the proxyholder in advance of the proxy cut-off at [] (New York time) on [], 2020 to attend the Meeting virtually.

See “General Proxy Information” and “How to Vote Your Shares”.

Q: What if amendments are made to these matters or if other matters are brought before the Meeting?

A: The form of proxy accompanying this Circular confers discretionary authority upon the proxy nominee with respect to any amendments or variations to matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting or any postponement or adjournment thereof. As of the date of this Circular, Acreage’s management is not aware of any such amendments or variations, or of other matters to be presented for consideration at the Meeting. However, if any amendments to matters identified in the accompanying Notice of Meeting or any other matters which are not now known to management should properly come before the Meeting or any postponement or adjournment thereof, the Existing Shares represented by properly executed proxies given in favor of the Person(s) designated by management of Acreage in the enclosed form of proxy will be voted on such matters pursuant to such discretionary authority.

See “General Proxy Information” and “How to Vote Your Shares”.

Q: Can I change my vote after I have voted by proxy?

A: Yes. A Registered Shareholder who has given a proxy may revoke the proxy at any time prior to use by: (i) depositing an instrument in writing, including another completed form of proxy, executed by such Registered Shareholder or by his or her attorney authorized in writing or by electronic signature, or, if the Registered Shareholder is a corporation, by an authorized officer or attorney thereof, or by transmitting by telephone or electronic means, a revocation signed, subject to the BCBCA, by electronic signature: (i) to the head office of the Company, located at 366 Madison Avenue, 11th Floor, New York, New York 10017, at any time prior to 5:00 p.m. (New York time) on the last Business Day preceding the day of the Meeting or any adjournment or postponement thereof; (ii) with the Chair of the Meeting on the day of the Meeting or any adjournment or postponement thereof, prior to the start of the Meeting or any adjournment or postponement thereof; or (iii) in any other manner permitted by Law. If as a Registered Shareholder you are using your control number to access the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies for the Meeting and will be provided with the opportunity to vote by online ballot on the matters put forth at the Meeting. If you do not wish to revoke a previously submitted proxy, you will need to attend the Meeting as a guest and will not be able to participate in the Meeting.

Only Registered Shareholders have the right to revoke a proxy. A Non-Registered Shareholder who has submitted a form of proxy may revoke it by contacting the Intermediary through which its Existing Shares are held and following the instructions of the Intermediary respecting the revocation of proxies.

See “General Proxy Information” and “How to Vote Your Shares”.

Q: Who will count the votes?

A: Acreage’s transfer agent, Odyssey Trust Company, will count and tabulate the votes received for the Meeting.

Q: If my Existing Shares are held by my Intermediary, will they vote my Existing Shares?

A: Generally, Non-Registered Shareholders who have not waived the right to receive Meeting Materials will be sent either:

(a)	a VIF which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Shareholder and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow. Typically, the VIF will consist of a one-page pre-printed form. Sometimes, instead of the one-page pre-printed form, the VIF will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label with a bar-code and other information. In order for the form of proxy to validly constitute a VIF, the Non-Registered Shareholder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or

(b)	a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of Existing Shares beneficially owned by the Non-Registered Shareholder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Shareholder when submitting the proxy. In this case, the Non-Registered Shareholder who wishes to submit a proxy should properly complete the form of proxy and deposit it with Odyssey Trust Company, 323 – 409 Granville Street, Vancouver, BC V6C 1T2.

If an Intermediary holds your Existing Shares in “street name,” your Intermediary will vote your Existing Shares only if you provide instructions on how to vote by filling out the VIF sent to you by your Intermediary with this Circular.

See “General Proxy Information” and “How to Vote Your Shares”.

ACREAGE HOLDINGS, INC.

CSE: ACRG.U

OTCQX: ACRGF

FSE: 0VZ

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [], 2020

PURPOSE OF SOLICITATION

This proxy statement and management information circular (the “Circular”) and accompanying form of proxy are furnished in connection with the solicitation of proxies by the management of Acreage Holdings, Inc. (“Acreage” or the “Company”) for use at the special meeting (the “Meeting”) of holders (the “Existing SVS Shareholders”) of the Class A subordinate voting shares (the “Existing SVS”), the holders (the “Existing PVS Shareholders”) of Class B proportionate voting shares (the “Existing PVS”) and the holders (the “Existing MVS Shareholders” and, together with the Existing SVS Shareholders and the Proportionate Shareholders, the “Shareholders”) of Class C multiple voting shares (the “Existing MVS”, and together with the Existing SVS and the Existing PVS, the “Existing Shares”) of the Company to be held on [], 2020 commencing at [♦] (New York time), and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of special meeting (the “Notice of Meeting”).

The Company is holding the Meeting as a virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person.

All summaries of, and references to, the Proposal Agreement, the Amended Plan of Arrangement, the Amendment Resolution, the Amending Agreement, other related agreements, and the New Fairness Opinion in this Circular are qualified in their entirety by reference to the complete text of these documents, each of which is either included as an appendix to this Circular or filed under the Company’s profile on SEDAR at www.sedar.com and with the SEC and available on EDGAR at www.sec.gov/edgar. Shareholders are urged to carefully read the full text of these documents.

GENERAL MATTERS

Defined Terms

In this Circular, unless otherwise indicated or the context otherwise requires, terms defined in the Glossary of Terms herein shall have the meanings attributed thereto. Words importing the singular include the plural and vice versa and words importing gender include all genders.

Information Contained in this Circular

The information contained in this Circular, unless otherwise indicated, is given as of July [], 2020.

No Person is authorized by Acreage to give any information (including any representations) in connection with the matters to be considered at the Meeting other than the information contained in this Circular. This Circular does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or a solicitation of a proxy, by any Person in any jurisdiction in which such an offer or solicitation is not authorized or is unlawful.

Information contained in this Circular should not be construed as legal, tax or financial advice, and Shareholders should consult their own professional advisors concerning the consequences of the Amended Arrangement in their own circumstances.

Neither the Proposal Agreement (including its fairness or merits), Amending Agreement (including its fairness or merits), Amended Arrangement (including its fairness or merits), Amended Plan of Arrangement (including its fairness or merits) nor this Circular (including the accuracy or adequacy of the information contained in this Circular) has been approved or disapproved by any securities regulatory authority (including any Canadian provincial or territorial securities regulatory authority, the SEC or any other securities regulatory authority), and any representation to the contrary is unlawful.

Information Contained in this Circular Regarding Canopy Growth

Certain information included or incorporated by reference in this Circular pertaining to Canopy Growth, including, but not limited to, information pertaining to Canopy Growth in Appendix “G” – Information Concerning Canopy Growth and Appendix “H” – Information Concerning Canopy Growth following Completion of the Arrangement, has been furnished by Canopy Growth, or is derived from Canopy Growth’s publicly available documents. With respect to this information, the Acreage Board has relied exclusively upon Canopy Growth, without independent verification by the Company. Although the Company does not have any knowledge that would indicate that such information is untrue or incomplete, neither the Company nor any of its directors or officers assumes any responsibility for the accuracy or completeness of such information, or for the failure by Canopy Growth to disclose events or information that may affect the completeness or accuracy of such information.

For further information regarding Canopy Growth, please refer to Canopy Growth’s filings with the securities regulatory authorities which may be obtained under Canopy Growth’s profile on SEDAR at www.sedar.com and with the SEC and available on EDGAR at www.sec.gov/edgar. See also Appendix “G” – Information Concerning Canopy Growth.

Financial Information

Unless otherwise indicated, all financial information referred to in this Circular was derived from financial statements prepared in accordance with U.S. GAAP.

Currency

Acreage publishes their consolidated financial statements in U.S. dollars. Unless otherwise indicated in this Circular, all references to “$”, “US$” or “dollars” set forth in this Circular are to United States dollars and references to “Canadian dollars” and “C$” are to the currency of Canada.

The following table sets forth, for each period indicated, the high and low exchange rates, the average exchange rate, and the exchange rate at the end of the period, based on the rate of exchange of one U.S. dollar in exchange for Canadian dollars published by the Bank of Canada.

	Year ended December 31		Three months ended March 31
	2019	2018	2020
High	C$1.3600	C$1.3642	C$1.4496
Low	C$1.2988	C$1.2288	C$1.2970
Average	C$1.3269	C$1.2957	C$1.3449
Closing	C$1.2988	C$1.3642	C$1.4187

On June 24, 2020, the Business Day immediately prior to the Announcement Date, the average daily exchange rate as reported by the Bank of Canada was US$1.00 = C$1.3591 or C$1.00 = US$0.7358. On July [], 2020, the average daily exchange rate as reported by the Bank of Canada was US$1.00 = C$0.[] or C$1.00 = US$[].

SUMMARY

This summary is qualified in its entirety by the more detailed information appearing elsewhere in this Circular, including the Appendices (which are incorporated into and form part of this Circular). Terms with initial capital letters in this summary are defined in the Glossary of Terms immediately following this summary.

The Meeting

The Company is holding the Meeting as a virtual meeting, which will be conducted via live webcast. Shareholders will not need to, or be able to attend the Meeting in person.

To address potential issues arising from the unprecedented public health impact of COVID-19, comply with applicable public health directives that may be in force at the time of the Meeting, and to limit and mitigate risks to the health and safety of our communities, Shareholders, employees, directors and other stakeholders, we will be holding the Meeting in a virtual only format.

In order to attend, participate in or vote at the Meeting (including for voting and asking questions at the Meeting), Shareholders must have a valid username. Guests are welcome to attend and view the webcast, but will be unable to participate or vote at the Meeting.

See “General Proxy Information” and “How to Vote Your Shares”.

Record Date

Only Shareholders of record at the close of business on [♦], 2020 will be entitled to receive notice of and to vote at the Meeting, or any adjournment or postponement thereof.

Purpose of the Meeting

The purpose of the Meeting is for Shareholders to consider and vote upon the Amendment Resolution and such other proposals as may properly come before the Meeting, and any adjournment or postponement thereof. The Meeting may be postponed at the discretion of the Acreage Board. To be adopted, the Amendment Resolution must be approved by: (i) not less than 66⅔% of the votes cast on the Amendment Resolution by Shareholders present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class; (ii) not less than a simple majority of the votes cast by the holders of Existing Shares, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes of the Interested Parties; and (iii) not less than a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding the votes of the Related Parties.

Description of the Amended Arrangement

On June 24, 2020, Canopy Growth and Acreage entered into the Proposal Agreement, which sets out, among other things, the terms and conditions upon which the Amended Arrangement will be implemented, including the terms of the Amended Plan of Arrangement. The effectiveness of the Amended Arrangement Agreement and the Amending Agreement and the implementation of the Amended Plan of Arrangement is subject to the conditions set out in the Proposal Agreement and the Amending Agreement, including, among others, obtaining the Shareholder Approval, Amendment Regulatory Approvals and the Amendment Final Order. Upon receipt of Shareholder Approval, the Amendment Regulatory Approvals, the Amendment Final Order and the satisfaction or waiver of all other conditions set out in the Proposal Agreement, including the Initial Advance of US$50,000,000 to Hempco pursuant to the Debenture and the execution of the Amending Agreement, Canopy Growth and Acreage will complete the Required Filing sand implement the Amended Plan of Arrangement. See “The Amended Arrangement - Description of the Amended Arrangement” and “Transaction Agreements – The Proposal Agreement”.

Pursuant to the Amended Plan of Arrangement, among other things, the Company’s Articles will be amended to (i) create the classes of Fixed Shares, Floating Shares and Fixed Multiple Shares, and (ii) provide Canopy Growth with the Canopy Call Option and the Floating Call Option. In accordance with the Amended Plan of Arrangement, promptly following the Amendment Time, the Amendment Option Payment Paying Agent will deliver the Aggregate Amendment Option Payment on a pro rata basis to the Shareholders, the High Street Holders and the USCo2 Holders. Following the Amendment Time, Acreage will continue to operate as a stand-alone entity and to conduct its business independently, subject to compliance with certain covenants contained in the Amended Arrangement Agreement. See “Transaction Agreements – Amending Agreement”.

Under the Existing Arrangement, upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, Canopy Growth will, subject to the satisfaction or waiver of the Acquisition Closing Conditions, acquire all of the issued and outstanding Existing SVS (after each Existing MVS and Existing PVS is converted into an Existing SVS) in exchange for 0.5818 of a Canopy Growth Share for each Existing SVS, subject to adjustment in certain circumstances as set out in the Arrangement Agreement. The Amended Plan of Arrangement will result in, among other things, (i) each outstanding Existing SVS will be exchanged for 0.7 of a Fixed Share and 0.3 of a Floating Share; (ii) each outstanding Existing PVS will be exchanged for 28 Fixed Shares and 12 Floating Shares; and (iii) each outstanding Existing MVS will be exchanged for 0.7 of a Fixed Multiple Share and 0.3 of a Floating Share. Under the Amended Arrangement, upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, Canopy Growth will exercise (or be deemed to exercise) the Canopy Call Option and subject to the satisfaction or waiver of the Acquisition Closing Conditions, Canopy Growth will (i) acquire all of the issued and outstanding Fixed Shares (following the mandatory conversion of the Fixed Multiple Shares into Fixed Shares) on the basis of the Exchange Ratio for each Fixed Share held at the Acquisition Time; and (ii) have the right (but not the obligation) exercisable for a period of 30 days following the Floating Rate Date, to exercise the Floating Call Option to acquire all of the issued and outstanding Floating Shares. The Existing Canopy Option expires on December 27, 2026. Under the Amended Arrangement, the Canopy Call Option will expire 10 years from the Amendment Time.

If Canopy Growth exercises the Floating Call Option, it may acquire the Floating Shares for cash or Canopy Growth Shares or a combination thereof, in Canopy Growth’s sole discretion. If paid in cash, the price per Floating Share shall be equal to the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41. If paid in Canopy Growth Shares, each Fixed Share will be exchanged for a number of Canopy Growth Shares equal to (i) the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41, divided by (ii) the volume-weighted average trading price (expressed in US$) of the Canopy Growth Shares on the NYSE (or such other recognized stock exchange on which the Canopy Growth Shares are primarily traded if not then traded on the NYSE) for the 30 trading day period immediately prior to the exercise (or deemed exercise) of the Canopy Call Option. The foregoing Floating Ratio is subject to adjustment in accordance with the Amended Plan of Arrangement if Acreage issues greater than the permitted number of Floating Shares prior to the Acquisition Date. No fractional Canopy Growth Shares will be issued pursuant to the Amended Plan of Arrangement. The Floating Call Option cannot be exercised unless the Canopy Call Option is exercised (or deemed to be exercised). The acquisition of the Floating Shares pursuant to the Floating Call Option, if exercised, will take place concurrently with the closing of the acquisition of the Fixed Shares pursuant to the Canopy Call Option.

If the Canopy Call Option is exercised (or deemed to be exercised) and the Acquisition of the Fixed Shares is completed, that will result in Canopy Growth becoming the owner of all of the Fixed Shares on the Acquisition Date, and the Company will become a partially-owned subsidiary of Canopy Growth. If the Floating Call Option is exercised and Canopy Growth acquires the Floating Shares on the Acquisition Date, the Company will be a wholly-owned subsidiary of Canopy Growth and Canopy Growth will continue the operations of Canopy Growth and Acreage on a combined basis. If Canopy Growth completes the Acquisition of the Fixed Shares but does not acquire the Floating Shares at the Acquisition Time, the Floating Call Option will terminate, and the Floating Shares shall remain outstanding.

For further information regarding Canopy Growth following completion of the Amended Arrangement, see Appendix “H” – “The Amended Arrangement - Description of the Amended Arrangement”.

Background to the Amended Arrangement

The entry of Acreage and Canopy Growth into the Proposal Agreement, and the proposed Amended Arrangement, is the result of arm’s length discussions among representatives of Acreage, Canopy Growth and their respective legal and financial advisors. A summary of the material events leading up to the negotiation of the Proposal Agreement and the Amended Arrangement and the material meetings, negotiations and discussions between Acreage and Canopy Growth and their respective advisors that preceded the execution of the Proposal Agreement and public announcement of the Amended Arrangement is included in this Circular under the heading “The Amended Arrangement - Background to the Amended Arrangement”.

Reasons for the Amended Arrangement

In evaluating the Amended Arrangement and in making their respective recommendations, the Special Committee and the Acreage Board each consulted with Acreage management, received the advice and assistance of their respective legal and financial advisors and gave careful consideration to the current and expected future financial position of Acreage and all terms of the Proposal Agreement, the Amending Agreement, the Amended Plan of Arrangement, the A&R License, the Debenture and the proposed amendments to the Original Credit Agreement. The Special Committee and the Acreage Board considered a number of factors including, among others, the following in determining that the Amended Arrangement and entry into the Proposal Agreement are in the best interests of Acreage and are fair to Shareholders and authorizing Acreage to enter into the Proposal Agreement and related agreements:

(a)	Preserving Shareholder Value. Acreage assessed the alternatives reasonably available to it and determined that the Amended Arrangement represents the best current prospect for its continued viability and the preservation of Shareholder value. The Amended Arrangement is expected to provide Acreage with the greatest chance of success relative to the alternatives available to it in the context of the Existing Arrangement, namely: (i) continuing to operate and attempting to raise capital under current market conditions and the restrictive covenants imposed under the Arrangement Agreement; and (ii) operating in potential breach of the restrictive covenants in the Arrangement Agreement and facing potential claims from Canopy Growth that there was a breach of a material term of the Arrangement Agreement, which, if successful, would permit Canopy Growth to not complete the Acquisition upon the occurrence of the Triggering Event. Relative to the alternatives available to Acreage in the context of the Existing Arrangement, the Loan pursuant to the Debenture and the implementation of the Amended Arrangement is expected to preserve and, potentially increase, Shareholder value relative to the scenarios in (i) and (ii) above.

(b)	Aggregate Amendment Option Payment. At the Amendment Time, Canopy Growth will pay the Aggregate Amendment Option Payment of US$37,500,024 to the Shareholders, the High Street Holders and the USCo2 Holders, with the amount that each such holder is entitled to receive estimated to be approximately $[♦] per Existing SVS (assuming the conversion or exchange of such Eligible Securities for Existing SVS) based on the number of outstanding Existing Shares as of the date hereof. Given that there is no certainty that the Existing Canopy Option will be exercised prior to its expiry, a cash payment to Shareholders is advantageous.

(c)	Potential Upside with Floating Shares. Shareholders will receive Floating Shares pursuant to the Amended Arrangement. If Canopy Growth acquires the Floating Shares pursuant to the exercise of the Floating Call Option, it will do so at a price based upon the 30-day volume-weighted average trading price of the Floating Shares on the CSE, subject to a minimum of US$6.41 per Floating Share. Canopy Growth may acquire the Floating Shares for cash or for Canopy Growth Shares or a combination thereof (in Canopy Growth’s sole discretion) with the number of Canopy Growth Shares to be determined on the basis of the trading price of the Canopy Growth Shares. If the Floating Call Option is not exercised, the Floating Shares will continue to trade on the CSE and, upon a Triggering Event, Acreage believes the trading price of the Floating Shares should increase in a manner commensurate to the increased value attributed to Acreage’s business, operational and financial performance. If Acreage meets each of the annual targets set out in the Initial Business Plan, Acreage anticipates that the value of the Floating Shares will increase over time.

(d)	Canopy Growth Loan to Hempco. As a condition to the Amended Arrangement becoming effective, the Lender will provide Hempco with an Initial Advance of US$50,000,000 pursuant to the Debenture. A further US$50,000,000 advance will be made available upon satisfaction of specified Hempco conditions precedent. The Loan is anticipated to provide Acreage with the necessary financing for Hempco’s operations in the CBD market. Acreage anticipates that Hempco’s operations will leverage Canopy Growth’s current U.S. CBD business, be accretive and drive overall value for Shareholders.

(e)	Management Service Agreements. Pursuant to the Amending Agreement, in the event that Canopy Growth acquires, or conditionally acquires, a competitor of Acreage in the United States, Canopy Growth, as a condition to completing such transaction, will require the Target Cannabis Operator to enter into a Management Service Agreement with Acreage on terms acceptable to Acreage, acting reasonably. In the event that the Target Cannabis Operator and Acreage cannot agree upon a commercially reasonable management service agreement, the Target Cannabis Operator will pay a management fee to Acreage equal to a percentage of net revenue generated by the Target Cannabis Operator.

(f)	Waivers and Consents Obtained under Existing Arrangement. As a condition to entering into the Proposal Agreement, Canopy Growth provided Acreage with advance consent required pursuant to the Arrangement Agreement to (i) enable Acreage to sell all or substantially all of the assets of Acreage or its Subsidiaries situated or located outside of the Identified States on such terms as Acreage may negotiate from time to time; and (ii) sell particular real property on terms that may be negotiated by Acreage.

(g)	Key Shareholder Support. The Acreage Locked-Up Shareholders who collectively hold, as at the Record Date, approximately [♦]% of the issued and outstanding Existing SVS, approximately [♦]% of the issued and outstanding Existing PVS and 100% of the issued and outstanding Existing MVS and which collectively represent approximately [♦]% of the voting rights attached to outstanding Existing Shares, entered into the Voting Agreements with Canopy Growth under which they have agreed, among other things, to vote FOR the Amendment Resolution. See “Transaction Agreements - Voting Agreements”.

(h)	Public affirmation by Canopy Growth. The Amended Arrangement further evidences that Acreage is Canopy Growth's vehicle for an accelerated pathway into the United States once federally permissible.

(i)	Increased royalty income. Canopy Growth's brand recognition and product offerings are well established and respected. Acreage desires to further the growth of such brands and products in the United States, where permissible. As such, Acreage intends to aggressively pursue further promotion of Canopy Growth products and brands, which will produce additional income opportunities for Acreage.

(j)	Shareholder Approval. The structure of the Shareholder Approval is protective of the rights of Shareholders. Pursuant to the Amendment Interim Order and the BCBCA, the Amendment Resolution must be approved, with or without variation, by the affirmative vote of at least 66⅔% of the votes cast by holders of Existing SVS, Existing PVS and Existing MVS present virtually or represented by proxy and entitled to vote at the Meeting, with all Shareholders voting together as a single class. In addition, (i) pursuant to MI 61-101, the Amendment Resolution must be approved by at least a majority of the votes cast by holders of Existing Shares, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding all Existing Shares held by Interested Parties, and (ii) pursuant to OSC Rule 56-501 and NI 41-101, the Amendment Resolution must be approved by at least a majority of the votes cast by holders of Existing SVS and Existing PVS present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding all Existing Shares held by Related Parties.

(k)	Court Process. The Amended Arrangement will be subject to a judicial determination of the Court that the Amended Arrangement is procedurally and substantively fair and reasonable to Shareholders.

(l)	Dissent Rights. Registered Shareholders who do not vote in favor of the Amendment Resolution are entitled to be paid the fair value of the Existing Shares held by such holder in accordance with Section 245 of the BCBCA, as modified by the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order, if such holder properly exercises Dissent Rights and the Amended Arrangement becomes effective (subject to compliance with certain conditions). Pursuant to the Proposal Agreement, Canopy Growth is required to make any payments to Shareholders who validly exercise Dissent Rights.

(m)	Preservation of Change in Recommendation. The Proposal Agreement preserves the right of the Acreage Board to make a Change in Recommendation in certain circumstances. If the Acreage Board determines that a fact or circumstance occurred prior to the date of the Proposal Agreement that was known but not disclosed by Canopy Growth or that a fact or circumstance has occurred since the date of the Proposal Agreement and, as a result of the occurrence of such fact or circumstance, continuing to make the Board Recommendation would constitute a violation of its fiduciary and statutory duties under applicable Law (including in accordance with MI 61-101 and the interpretive guidance promulgated under Multilateral Staff Notice 61-302), then the Acreage Board may submit the Amendment Resolution to Shareholders without recommendation or may withdraw its support for the Amended Arrangement, in Acreage Board’s sole discretion, although the Meeting shall be held unless Canopy Growth otherwise agrees. If the Proposal Agreement is terminated by Canopy Growth in the event of (i) a Change in Recommendation, or (ii) the failure to obtain the Required Shareholder Approval following a Change in Recommendation, the Termination Expense Reimbursement will be payable by Acreage to Canopy Growth; provided, however, that Acreage will not be required to pay the Termination Expense Reimbursement if the Change in Recommendation was made as a result of a Purchaser Material Adverse Effect.

(n)	Receipt of New Fairness Opinion. The Special Committee received the New Fairness Opinion, in which Eight Capital provided an opinion to the effect that, as of the date of such opinion, and subject to the assumptions, limitations and qualifications set forth therein and such other matters as Eight Capital considered relevant, the Consideration to be received by the Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders. Eight Capital is independent of Acreage and Canopy Growth for purposes of the Amended Arrangement and Eight Capital is only entitled to receive a fixed fee for delivery of its fairness opinion, regardless of its conclusions.

(o)	Other Factors. The Acreage Board and the Special Committee each also carefully considered the Amended Arrangement with reference to the Existing Arrangement, current economics, industry and market trends affecting each of Acreage and Canopy Growth in their respective markets, information concerning the business, operations, assets, financial condition, operating results and prospects of each of Acreage and Canopy Growth and the historical trading prices of the Existing SVS and Canopy Growth Shares.

Acreage Board Support

The Acreage Board (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof ) unanimously recommended support for the Amended Arrangement.

Special Committee

The process of evaluating the Amended Arrangement was led by the Special Committee, which is comprised of members of the Acreage Board who are not members of management. The members of the Special Committee met regularly with its and Acreage’s legal and financial advisors and members of management and communicated directly with representatives of Canopy Growth throughout the process of negotiating the Amended Arrangement.

See “The Amended Arrangement – Reasons for the Recommendation”.

 New Fairness Opinion

Eight Capital was formally engaged by the Special Committee on May 28, 2020 pursuant to the Eight Capital Engagement Agreement to provide a long-form opinion as to the fairness, from a financial point of view, of the Consideration to be received by the Shareholders pursuant to the Amended Arrangement. On June 21, 2020, Eight Capital verbally delivered the its opinion to the Special Committee, which opinion was reconfirmed on June 24, 2020 by Eight Capital and was subsequently confirmed in writing to the effect that, based upon and subject to the scope of review, analyses, assumptions, limitations, qualifications and other matters described therein, the Consideration to be received by the Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders.

Eight Capital based its conclusion in the New Fairness Opinion upon a number of quantitative and qualitative factors including, but not limited to the historical trading analysis approach, market capitalization, size and trading liquidity, revenue and EBITDA profile, timing of certain precedent transactions and other financial metrics that Eight Capital considered relevant.

Based upon and subject to the assumptions, qualifications and limitations contained therein, Eight Capital is of the opinion that, as of the date of the New Fairness Opinion, the Consideration to be received by the Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders

The summary of the New Fairness Opinion in this Circular is qualified in its entirety by, and should be read in conjunction with, the full text of the New Fairness Opinion attached to this Circular as Appendix “D”. The full text of the New Fairness Opinion describes, among other things, the assumptions made, matters considered and limitations and qualifications on the review undertaken in connection with the New Fairness Opinion. Shareholders are encouraged to read the New Fairness Opinion carefully in its entirety.

See “The Amended Arrangement – New Fairness Opinion”.

Recommendation of the Special Committee

The Special Committee, after consultation with Acreage management and receipt of advice and assistance of its and Acreage’s financial and legal advisors and after careful consideration of a number of alternatives and factors, including, among others, the New Fairness Opinion and the factors set out below under the heading “Reasons for the Amended Arrangement”, unanimously determined that the Amended Arrangement and entry into the Proposal Agreement and related agreements are in the best interests of Acreage and its minority shareholders and unanimously determined to recommend to the Acreage Board that it approve and authorize Acreage to enter into the Proposal Agreement and related agreements.

See “The Amended Arrangement – Recommendation of the Special Committee”.

Recommendation of the Acreage Board

The Acreage Board, after consultation with Acreage management and receipt of advice and assistance of its financial and legal advisors, and after careful consideration of a number of alternatives and factors including, among others, the receipt of the unanimous recommendation of the Special Committee, the New Fairness Opinion and the factors set out below under the heading “Reasons for the Amended Arrangement”, unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) determined that the Amended Arrangement and entry into the Proposal Agreement are in the best interests of Acreage and are fair to Shareholders and approved and authorized Acreage to enter into the Proposal Agreement and related agreements. Accordingly, the Acreage Board unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) recommends that Shareholders vote FOR the Amendment Resolution.

See “The Amended Arrangement – Recommendation of the Acreage Board”.

Principal Steps of the Amended Arrangement

Pursuant to the Amended Plan of Arrangement attached to this Circular at Appendix “C”, commencing at the Amendment Time, each of the transactions or events set out below, among others, will occur as set out in the Amended Plan of Arrangement:

(a)	each Existing Share held by a Dissenting Shareholder will be surrendered to Acreage and canceled, and each Dissenting Shareholder will cease to have any rights as a holder of such Existing Shares other than a claim against Canopy Growth in an amount determined and payable in accordance with such Dissenting Shareholder’s rights as outlined in the Amended Plan of Arrangement;

(b)	the Amendment Option Payment Paying Agent, on behalf of Canopy Growth, will pay the Aggregate Amendment Option Payment on a pro rata basis to each Shareholder, High Street Holder and USCo2 Holder;

(c)	Acreage will complete a Capital Reorganization whereby: (i) each outstanding Existing SVS will be exchanged for 0.7 of a Fixed Share and 0.3 of a Floating Share; (ii) each outstanding Existing PVS will be exchanged for 28 Fixed Shares and 12 Floating Shares; and (iii) each outstanding Existing MVS will be exchanged for 0.7 of a Fixed Multiple Share and 0.3 of a Floating Share; and

(d)	each Acreage Option, Acreage RSU and Acreage Compensation Option to acquire Existing SVS that is outstanding immediately prior to the Amendment Time, will be exchanged for a Fixed Share Replacement Security and a Floating Share Replacement Security in order to account for the Capital Reorganization.

Each Person (other than Canopy Growth or any affiliate of Canopy Growth) who, at any time after the Amendment Time and prior to the Acquisition Time, acquires a Fixed Share or a Floating Share, as applicable, will hold Fixed Shares which are subject to the Canopy Call Option and Floating Shares which are subject to the Floating Call Option; provided, that Canopy Growth will not be required to pay, nor will such Person be entitled to receive any payment of the Aggregate Amendment Option Payment. Following the Amendment Time, Acreage will continue to operate as a stand-alone entity and to conduct its business independently, subject to compliance with certain covenants contained in the Amended Arrangement Agreement.

Upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event prior to the Acquisition Closing Outside Date, Canopy Growth will exercise (or be deemed to exercise) the Canopy Call Option and will, subject to the satisfaction or waiver of the Acquisition Closing Conditions, acquire all of the issued and outstanding Fixed Shares (including the Fixed Shares issued following the automatic conversion of the issued and outstanding Fixed Multiple Shares) in accordance with the Amended Plan of Arrangement. In exchange for each whole Fixed Share, at the Acquisition Time, each holder of a Fixed Share will be entitled to receive 0.3048 of a Canopy Growth Share pursuant to the exercise (or deemed exercise) of the Canopy Call Option. The Floating Call Option is exercisable for a period of 30 days following the exercise (or deemed exercise) of the Canopy Call Option and the acquisition of the Floating Shares pursuant to the Floating Call Option, if exercised, will take place concurrently with the acquisition of the Fixed Shares pursuant to the Canopy Call Option. No fractional Canopy Growth Shares will be issued pursuant to the Amended Plan of Arrangement. The Canopy Call Option and the Floating Call Option will expire 10 years from the Amendment Time.

See “The Amended Arrangement – Principal Steps of the Amended Arrangement” or the Amended Plan of Arrangement, a copy of which is attached as Appendix “C” to this Circular.

Treatment of High Street Holders and USCo2 Holders

In order to reflect the Capital Reorganization, following the Amendment Time, all High Street Units and USCo2 Shares will be exercisable, convertible or exchangeable on the basis of 0.7 of a Fixed Share and 0.3 of a Floating Share in respect of each Existing SVS that otherwise would have been issuable upon such exercise, conversion or exchange.

Pursuant to the Proposal Agreement, at the Amendment Time, High Street Holders and USCo2 Holders are entitled to receive the Aggregate Amendment Option Payment in respect of each Existing SVS they could acquire on exchange of their Common Membership Units or USCo2 Shares. High Street Holders and USCo2 Holders will receive the Aggregate Amendment Option Payment on a pro rata basis with the Shareholders (on an as exchanged for Existing SVS basis) assuming exchange of their High Street Units and USCo2 Shares, respectively, for Existing SVS in accordance with their terms.

All High Street Units and USCo2 Shares that are not exchanged for Shares, prior to the Acquisition Time and that remain outstanding immediately prior to the Acquisition Time shall be treated in accordance with the provisions of the certificates, award agreements, indentures or other documents governing such securities as at the Amendment Time. If the Canopy Call Option and the Floating Call Option are exercised, following the Acquisition Time, all High Street Units and USCo2 Shares will be exercisable, convertible or exchangeable for Canopy Growth Shares on the basis of the Exchange Ratio and the Floating Ratio.

See “The Amended Arrangement – Treatment of High Street Holders and USCo2 Holders”.

Timing for Completion of the Amended Arrangement

Subject to the satisfaction or waiver of the conditions in the Proposal Agreement, the Amended Arrangement will become effective at 12:01 a.m. (Vancouver time) on the Amendment Date, being the date upon which all of the conditions to the implementation of the Amended Arrangement as set out in the Proposal Agreement have been satisfied or waived in accordance with the Proposal Agreement and all documents agreed to be delivered thereunder have been delivered to the satisfaction of the recipient, acting reasonably.

Although Acreage’s and Canopy Growth’s objective is to have the Amendment Date occur as soon as possible after the Meeting, the Amendment Date could be delayed for several reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Amendment Final Order or any delay in obtaining any required Amendment Regulatory Approvals.

The Amendment Date will be the date upon which Acreage and Canopy Growth agree in writing following the satisfaction or waiver of all conditions to the implementation of the Amended Arrangement as set out in the Proposal Agreement (excluding any conditions that, by their terms, cannot be satisfied until the Amendment Date, but subject to the satisfaction or waiver of those conditions). The implementation of the Amended Arrangement is expected to occur in [♦], 2020; however, it is possible that completion may be delayed beyond this date if the conditions to the implementation of the Amended Arrangement cannot be met on a timely basis.

See “The Amended Arrangement – Timing for Completion of the Amended Arrangement”.

Required Shareholder Approvals

Pursuant to the Amendment Interim Order and the BCBCA, in order to be adopted, the Amendment Resolution must be approved, with or without variation, by the affirmative vote of at least 66⅔% of the votes cast by holders of Existing SVS, Existing PVS and Existing MVS, with all Shareholders voting together as a single class. In addition, (i) pursuant to MI 61-101, the Amendment Resolution must be approved by at least a majority of the votes cast by holders of Existing Shares, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding all Existing Shares held by Interested Parties, and (ii) pursuant to OSC Rule 56-501 and NI 41-101, the Amendment Resolution must be approved by at least a majority of the votes cast by holders of Existing SVS and Existing PVS, voting together as a single class, excluding all Existing Shares held by Related Parties. Since all holders of Existing MVS are Interested Parties and Related Parties, respectively, the votes with respect to all of the Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained for the purposes of each of MI 61-101, OSC Rule 56-501 and NI 41-101. The votes attaching to the Existing SVS and Existing PVS held by the Interested Parties and Related Parties, respectively, will also be excluded for the purposes of determining whether “minority approval” has been obtained for the purposes of MI 61-101, in the case of the Interested Parties, and for the purposes of OSC Rule 56-501 and NI 41-101, in the case of the Interested Parties. Since Mr. Murphy, the sole holder of Existing MVS, is an Interested Party, the votes carried by the Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101, OSC Rule 56-501 and NI 41-101.

See “The Amended Arrangement – Required Shareholder Approvals”.

Capital Reorganization Letter of Transmittal

At the time of sending this Circular to each Shareholder, Acreage is also sending the Capital Reorganization Letter of Transmittal to each Registered Shareholder. Each Registered Shareholder must forward a properly completed and signed Capital Reorganization Letter of Transmittal, with the certificate(s) or direct registration advice representing the Existing Shares, as applicable, together with such other documents and instruments as the Transfer Agent may reasonably require as set forth in the Capital Reorganization Letter of Transmittal, in order to receive the certificate(s) or direct registration advice representing the Shares to which such Shareholder is entitled to in exchange for such Existing Shares under the Capital Reorganization. It is recommended that Shareholders complete, sign and return the Capital Reorganization Letter of Transmittal with the certificate(s) or direct registration advice representing the Existing Shares, together with such other documents and instruments as the Transfer Agent may reasonably require, to the Transfer Agent as soon as possible. If the Amendment Resolution is adopted and the Amending Agreement is executed, all deposits of Existing Shares made under the Capital Reorganization Letter of Transmittal are irrevocable. Copies of the form of Capital Reorganization Letter of Transmittal are available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.

See “The Amended Arrangement - Capital Reorganization Letter of Transmittal”.

Interests of Certain Persons in the Amended Arrangement

In considering the Amended Arrangement and the unanimous recommendation of the Acreage Board (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) with respect to the Amended Arrangement, Shareholders should be aware that certain directors and certain executive officers of the Company have interests in connection with the Amended Arrangement that may present them with actual or potential conflicts of interest in connection with the Amended Arrangement. These interests and benefits are described under the heading “The Amended Arrangement – Interests of Certain Persons in the Amended Arrangement” and “Securities Law Matters – Canadian Securities Laws – Multilateral Instrument 61-101”.

Court Approval of the Amended Arrangement and Implementation of the Amended Arrangement

The Amended Arrangement requires Court approval under Division 5 of Part 9 of the BCBCA. On July [♦], 2020, prior to the mailing of this Circular, the Company obtained the Amendment Interim Order, which provides for the calling and holding of the Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached as Appendix “E” to this Circular.

Subject to obtaining Shareholder Approval, the hearing in respect of the Amendment Final Order is currently scheduled to take place on or about [♦], 2020 in Vancouver, British Columbia.

See “The Amended Arrangement – Court Approval of the Amended Arrangement and Implementation of the Amended Arrangement” and “Securities Law Matters – U.S. Securities Laws”.

Effect of the Amended Arrangement on Shareholders’ Rights

The rights of Shareholders are currently governed by the BCBCA and by Acreage’s Articles. Shareholders receiving Canopy Growth Shares pursuant to the Acquisition will become shareholders of Canopy Growth, which is governed by the CBCA and the articles and by-laws of Canopy Growth. Although the rights and privileges of shareholders under the CBCA are in many instances comparable to those under the BCBCA, there are several differences. See Appendix “K” – Comparison of Shareholder Rights under the BCBCA and CBCA for a comparison of certain of these rights.

Procedures for Payment of Aggregate Amendment Option Payment and Canopy Growth Consideration

If the Amendment Resolution is adopted, following receipt of the Amendment Final Order and prior to completing the Required Filings with the Registrar, Canopy Growth shall deliver or cause to be delivered to the Amendment Option Payment Paying Agent in escrow pending the Amendment Time, sufficient cash to pay the Aggregate Amendment Option Payment payable to the Shareholders, High Street Holders and USCo2 Holders pursuant to the Amended Plan of Arrangement in accordance with the terms of the Paying Agent Agreement.

As soon as practicable following the Amendment Time, the Amendment Option Payment Paying Agent will deliver the Aggregate Amendment Option Payment on a pro rata basis to the Acreage Holders of record as of the Amendment Date. Unless otherwise directed, cheques representing the pro rata portion of the Aggregate Amendment Option Payment payable to an Acreage Holder pursuant to the Amended Plan of Arrangement will be issued in the name of the registered holder of such securities. Unless an Acreage Holder instructs the Amendment Option Payment Paying Agent to hold a cheque for pick-up, such cheques will be forwarded by mail to the address of the Acreage Holder as shown on the applicable register.

The Company and the Amendment Option Payment Paying Agent will be entitled to deduct and withhold from any consideration otherwise payable to an Acreage Holder, such amounts as the Company, or the Amendment Option Payment Paying Agent is required to deduct and withhold with respect to such payment under any provision of applicable Laws.

See “Procedures For Payment Of Aggregate Amendment Option Payment And Canopy Growth Consideration”.

Tax Consequences to Canadian Holders of the Aggregate Amendment Option Payment and Capital Reorganization

It is expected that Canadian Holders will be deemed to have disposed of a property and realize a capital gain that will be subject to tax under the Tax Act in respect of the receipt of a portion of the Aggregate Amendment Option Payment as consideration for granting the Canopy Call Option and the Floating Call Option. If the Canopy Call Option and/or the Floating Call Option are exercised (or deemed to be exercised), Canadian Holders should no longer be deemed to have disposed of property in the year in which the Canopy Call Option and the Floating Call Option were granted. Instead, the amount of the Aggregate Amendment Option Payment received by such Shareholder should be included in the Shareholders proceeds of disposition from the disposition of the Fixed Shares and/or the Floating Shares to Canopy, as applicable. In such case, a tax election may be available to provide for a full or partial tax-deferred rollover.

Shareholders who hold their Existing SVS as capital property and who exchange each of their Existing SVS for 0.7 of a Fixed Share and 0.3 of a Floating Share pursuant to the Capital Reorganization will be deemed to have disposed of their Existing SVS for proceeds equal to their adjusted cost base of those shares and will acquire the Fixed Shares and Floating Shares at an aggregate adjusted cost base equal to that amount. As a result, the Capital Reorganization will not result in a recognition of a capital gain or loss for Canadian income tax purposes.

For a summary of certain material Canadian income tax consequences of the Acquisition, see “Certain Canadian Federal Income Tax Considerations”. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their own tax advisors with respect to their particular circumstances.

Tax Consequences to U.S. Holders of Option Premium and Aggregate Amendment Option Payment

Pursuant to the Plan of Arrangement, Canopy Growth paid the Option Premium to all holders of Existing Shares and the High Street Holders and the USCo2 Holders as consideration for the grant of the Existing Canopy Option.

The Company intended, for U.S. federal income tax purposes, that the payment of the Option Premium to U.S. Holders of Existing Shares in exchange for their granting of the Existing Canopy Option would be treated as a part of a continuing, open transaction that generally did not result in immediate income tax consequences to the U.S. Holders of Existing Shares.

Accordingly, it was intended that the Option Premium would not have been includable in income for U.S. Holders of Existing Shares until the earlier of (i) the sale or disposition of such holders’ Existing Shares, (ii) the disposition of such shareholder’s Existing Shares in the Acquisition under the Existing Arrangement, or (iii) the lapse or termination of the Existing Canopy Option. As a result of the modification of the terms of the Existing Canopy Option through the issuance of the Canopy Call Option and Floating Call Option and amendments to the Existing Arrangement pursuant to the Amended Plan of Arrangement, it is now expected that U.S. Holders who received the Option Premium, but have not previously included the Option Premium in income, will be required to report the Option Premium as short-term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective. No ruling has been or will be sought from the U.S. Internal Revenue Service as to the U.S. federal income tax consequences with respect to the payment or receipt of the Option Premium or the Amended Plan of Arrangement.

The U.S. federal income tax treatment of the Aggregate Amendment Option Payment is unclear.  The Aggregate Amendment Option Payment will be paid to the Shareholders, High Street Holders and USCo2 Holders in connection with the reduction of the Exchange Ratio and the modification of the terms of the Existing Canopy Option through the issuance of the Canopy Call Option and Floating Call Option under the Amended Plan of Arrangement. For U.S. federal income tax purposes, this payment may be treated as ordinary income, short-term capital gain, option premium that is part of an open transaction and not immediately includible in income, or other consideration paid in connection with modifying the Existing Arrangement. Acreage expects that the Aggregate Amendment Option Payment would generally be treated as ordinary income. However, due to the absence of guidance bearing directly on the U.S. federal income tax consequences of the receipt of the Aggregate Amendment Option Payment, this expectation is not free from doubt. The Shareholders should consult their own tax advisors in regard to the tax consequences to them of the receipt of their share of the Aggregate Amendment Option Payment.

The Proposal Agreement

On June 24, 2020, Canopy Growth and the Company entered into the Proposal Agreement, which sets out, among other things, the terms and conditions upon which the Amended Arrangement will be implemented, including the terms of the Amended Plan of Arrangement.

A description of certain provisions of the Proposal Agreement are included in this Circular under the heading “Transaction Agreements – The Proposal Agreement”. The description is not comprehensive and is qualified in its entirety by the full text of the  Proposal Agreement which has been filed by the Company with the SEC and is available on EDGAR at www.sec.gov/edgar and under the Company’s profile on SEDAR at www.sedar.com.

Amending Agreement

If the Amendment Resolution is adopted and the Amending Agreement is executed, the Amending Agreement will provide for, among other things: (i) the implementation of the Amended Plan of Arrangement; and (ii) amendments to the definition of Canopy Growth Approved Share Threshold (being the maximum number of Shares that may be issued without the consent of Canopy Growth and without reducing the Exchange Ratio) to change the number of shares of the Company available to be issued by the Company such that, following the Amendment Time, the Company may issue a maximum of 32,700,000 shares (or convertible securities in proportion to the foregoing), which will include (a) 3,700,000 Option Shares; (b) 8,700,000 Floating Shares other than the Option Shares; and (c) 20,300,000 Fixed Shares. Notwithstanding the foregoing, the Amending Agreement provides that the Company may not issue any equity securities, without Canopy Growth’s prior consent, other than: (i) upon the exercise or conversion of convertible securities outstanding as of the Amendment Date; (ii) contractual commitments existing as of the Amendment Date; (iii) the Option Shares; (iv) the issuance of up to US$3,000,000 worth of Fixed Shares pursuant to an at-the-market offering to be completed no more than four times during any one-year period; (v) the issuance of up to 500,000 Fixed Shares in connection with debt financing transactions that are otherwise in compliance with the terms of the Arrangement Agreement, as amended by the Amending Agreement; or (vi) pursuant to one private placement or public offering of securities during any one-year period for aggregate gross proceeds of up to US$20,000,000, subject to specific limitations as set out in the Amending Agreement.

In addition, the Amending Agreement will provide for, among other things: (i) various Canopy Growth rights that extend beyond the Acquisition Date and continue until the End Date, including, among others, rights to nominate a majority of the Acreage Board following the Acquisition Time , rights to designate all replacement officers, following the resignation or termination, as applicable, of the officers following the Acquisition Time, restrictions on the Company’s ability to incur certain indebtedness without Canopy Growth’s consent; (ii) restrictive covenants in respect of the business conduct in favor of Canopy Growth; (iii) termination of non-competition and exclusivity rights granted to the Company by Canopy Growth in the Arrangement Agreement in the event that the Company does not meet certain specified financial targets on an annual basis during the term of the Canopy Call Option as further described below; (iv) implementation of further restrictions on the Company’s ability to operate its business, including its ability to hire certain employees or make certain payments or incur any non-trade-payable debt without Canopy Growth’s consent in the event that the Company does not meet certain specified financial targets on a quarterly basis during the term of the Canopy Call Option as further described below; (v) a specified set of criteria that each new director and officer, as applicable, is required to meet, unless the consent of Canopy Growth is obtained; and (vi) termination of the Arrangement Agreement and Canopy Growth’s obligation to complete the acquisition of the Fixed Shares pursuant to the Canopy Call Option in the event that the Company does not meet certain specified financial targets in the trailing 12 month period as further described below. Each of the financial targets referred to above is specified in the Amending Agreement and related to the performance of the Company relative to the Initial Business Plan. See “Transaction Agreements - Amending Agreement - Covenants Regarding Acreage’s Business Plans” and “Risk Factors”.

The Amending Agreement will preclude the Company from entering into any contract in respect of Company Debt if, among other restrictions: (i) such contract would be materially inconsistent with market standards for companies operating in the United States cannabis industry; (ii) such contract prohibits a prepayment of the principal amount of such Company Debt, requires a make-whole payment for the interest owing during the remainder of the term of such contract or charges a prepayment fee in an amount greater than 3.0% of the principal amount to be repaid; (iii) such contract would provide for interest payments to be paid through the issuance of securities as opposed to cash; or (iv) such contract has a principal amount of more than US$10,000,000 or a Cost of Capital that is greater than 30.0% per annum; provided that, if such Company Debt is fully secured by cash in a blocked account, the Cost of Capital may not be greater than 3.0% per annum. Notwithstanding the foregoing, Canopy Growth’s consent will not be required for Acreage or any of its Subsidiaries to enter into a maximum of two transactions for Company Debt during any one-year period, in accordance with the following terms: (i) the principal amount of the Company Debt per transaction may not exceed US$10,000,000, (ii) the Company Debt may not be convertible into any securities; and (iii) the contract may not provide for the issuance of more than 500,000 Shares (or securities convertible into or exchangeable for 500,000 Shares). See “Transaction Agreements - Amended Arrangement - Amendments to the Arrangement Agreement”

If executed, the Amending Agreement will also provide for certain financial reporting obligations and will prohibit the Company from nominating or appointing any new director or appointing any new officer who does not meet the Required Director Criteria or Required Officer Criteria, as applicable. Pursuant to the Amending Agreement, the Company will agree to submit an Approved Business Plan to Canopy Growth on a quarterly basis that complies with certain specified criteria, including the Initial Business Plan. In the event that the Company has not achieved: (i) 90% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan measured on a quarterly basis, certain additional restrictive covenants will become operative as Austerity Measures for the Company’s business; (ii) 80% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, as determined on an annual basis, certain restrictive covenants applicable to Canopy Growth under the Arrangement Agreement will cease to apply in order to permit Canopy Growth to acquire, or conditionally acquire, a competitor of the Company in the United States should it wish to do so; and (iii) 60% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan for the trailing 12 month period ending on the date that is 30 days prior to the proposed Acquisition Time, a material adverse impact will be deemed to have occurred for purposes of Section 6.2(2)(h) of the Arrangement Agreement and Canopy Growth will have the right to terminate the Amended Arrangement Agreement, and will not be required to complete the acquisition of the Fixed Shares pursuant to the Canopy Call Option.

The Amending Agreement will also require the Company to limit its operations to the Identified States. In connection with the execution of the Proposal Agreement, the Company was provided with consent from Canopy Growth to make Non-Core Divestitures. As described below, the Debenture requires that Acreage divest of its assets outside of the Identified States within 18 months of the date the Debenture is executed.

In addition, the Amending Agreement will include certain covenants that will apply following the Acquisition Time until the End Date. Such covenants include, among others, pre-emptive rights and top-up rights in favor of Canopy Growth, restrictions on M&A activities, approval rights for the Company’s quarterly business plan, nomination rights for a majority of the directors on the Acreage Board and certain audit and inspection rights.

The foregoing summary of the Amending Agreement does not purport to be complete and is qualified in its entirety by reference to the Amending Agreement which is attached to this Circular as Appendix “B”.

See “Transaction Agreements – Amending Agreement” and “Risk Factors”.

Voting Agreements

Pursuant to the Proposal  Agreement, the Company agreed to deliver the Voting Agreements from each of the Acreage Locked-Up Shareholders. On June 24, 2020, each of the Acreage Locked-Up Shareholders entered into a Voting Agreement with Canopy Growth, whereby, among other things, such Acreage Locked-Up Shareholders, in their capacities as security holders and not in their capacities as directors or officers of the Company have agreed, among other things, (i) to vote or cause to be voted all Acreage Holder Securities in favor of the Amendment Resolution and against any matter that could reasonably be expected to adversely affect the successful completion of the Amended Arrangement, (ii) not to exercise any dissent rights, and (iii) not to sell, transfer, otherwise convey or encumber any Acreage Holder Securities, with certain exceptions.

As of the Record Date, to the knowledge of the Company, the Acreage Locked-Up Shareholders beneficially owned, or exercised control or direction over, an aggregate of approximately [♦]% of the votes attached to the Existing Shares on a non-diluted basis. As of the Record Date, to the knowledge of the Company, the Acreage Locked-Up Shareholders also beneficially owned, or exercised control or direction over, [♦] High Street Units, [♦] Existing Options and [♦] Existing RSUs.

The foregoing summary of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, which is attached as Schedule C to the Proposal Agreement which has been filed by Acreage with the SEC and is available on EDGAR at www.sec.gov/edgar and under Acreage’s SEDAR profile at www.sedar.com.

See “Transaction Agreements – Voting Agreements”.

A&R License

Concurrent with the execution of the Proposal Agreement, on June 24, 2020, the Company, Canopy Growth and each of the Licensors entered into the A&R License, which amends and restates the Original License. The primary differences between the A&R License and the Original Agreement include, without limitation:

•	that Acreage may sublicense use of the Trademarks, Systems and/or Intellectual Property; provided that, any sublicense to a third-party will require the prior written consent of Canopy Growth unless the third-party complies with the Licensing Criteria;

•	the requirement of the Company, following the Acquisition Time, to pay to Canopy Growth a royalty in respect of the net revenue generated by the Company, directly or indirect, from the Trademarks, Systems or Intellectual Property; and

•	the initial term of the A&R License is 10 years, rather than 90 months under the Original License.

The foregoing summary of the A&R License does not purport to be a complete description of all the parties’ rights and obligations under the A&R License and is qualified in its entirety by the full text of the A&R License, a copy of which is attached as Schedule D to the Proposal Agreement, which has been filed by the Company with the SEC and is available on EDGAR at www.sec.gov/edgar and under the Company’s SEDAR profile at www.sedar.com.

See “Transaction Agreements – A&R License”.

Debenture

As a condition to implementation of the Amended Arrangement, on the Amendment Date, the Lender, an affiliate of Canopy Growth, will enter into the Debenture and provide the Initial Advance of US$50,000,000 to Hempco, an affiliate of the Company that operates solely in the hemp industry, in full compliance with all applicable Laws. The second tranche of US$50,000,000 will be advanced to Hempco if certain conditions are satisfied.

The principal amount of the Loan will bear interest from the date of advance, compounded annually, and be payable on each anniversary of the date of the Debenture in cash in U.S. dollars at a rate of 6.1% per annum. The Loan will mature 10 years from the date of the Initial Advance.

The Loan must be used exclusively for U.S. hemp-related operations and on the express condition that such amount will not be used, directly or indirectly, in connection with or for the operation or benefit of any of Hempco’s affiliates other than Subsidiaries of Hempco exclusively engaged in U.S. hemp-related operations and not directly or indirectly, towards the operation or funding of any activities that are not permissible under applicable Law. The Loan proceeds must be segregated in a distinct bank account and detailed records of debits to such distinct bank account will be maintained by Hempco.

The foregoing summary of the Debenture does not purport to be complete and is qualified in its entirety by reference to the Debenture, which is attached as Schedule F to the Proposal Agreement, which has been filed by the Company with the SEC and is available on EDGAR at www.sec.gov/edgar and under the Company’s SEDAR profile at www.sedar.com.

See “Transaction Agreements – Debenture”.

Tax Receivable Agreement Amendments

In connection with the RTO, USCo entered into the TRA with certain key individuals, each of whom owns High Street Units. The TRA will be amended to reflect the terms of the Amended Arrangement and make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

Tax Receivable Bonus Plan 1 Amendments

Pursuant to the TRA, certain key individuals are entitled to payment by USCo equal to 65% of the amount of net tax benefits, if any, realized (or deemed to be realized) by USCo attributable to each such member under the terms of the TRA. An additional 20% of such net tax benefits are available for payment to the TRA Parties under the Tax Receivable Bonus Plan 1. Mr. Murphy, as the administrator of the Tax Receivable Bonus Plan 1, has the right to determine the amount each participant receives under the Tax Receivable Bonus Plan 1. Acreage and Canopy Growth have agreed to amend Tax Receivable Bonus Plan 1 to provide, among other things, that (i) Mr. Murphy will continue indefinitely (and regardless of whether Mr. Murphy ceases to be a director of the Company) as the administrator of the Tax Receivable Bonus Plan 1, and (ii) make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

Tax Receivable Bonus Plan 2 Amendments

Mr. Murphy has waived his right to receive 30.77% of the aggregate tax benefit payments to which he may otherwise be entitled under the TRA in order to create a Tax Receivable Bonus Plan 2. Participants in the Tax Receivable Bonus Plan 2 include Mr. Leibowitz, Mr. Doherty, Mr. Daino, Mr. Damashek and Mr. MacDonald. The amount available under the Tax Receivable Bonus Plan 2 will be equal to the payments pursuant to the TRA waived by Mr. Murphy. Mr. Murphy, as the administrator of the Tax Receivable Bonus Plans, has the right to determine the amount each participant receives under the Tax Receivable Bonus Plans. Acreage and Canopy Growth have agreed to amend Tax Receivable Bonus Plan 2 to provide, among other things, that (i) Mr. Murphy will continue indefinitely (and regardless of whether Mr. Murphy ceases to be a director of the Company) as the administrator of the Tax Receivable Bonus Plan 2, and (ii) make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

High Street Operating Agreement Amendments

The High Street Operating Agreement will be amended, as may be determined by the Company to be necessary, acting reasonably, to (i) reflect the creation of the Fixed Shares and the Floating Shares, (ii) reflect the amended Exchange Ratio, (iii) otherwise reflect the terms of the Amended Arrangement, and (iv) make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

Amendments to USCo2 Constating Documents

The USCo2 Constating Documents will be amended, as may be determined by the Company to be necessary, acting reasonably, to (i) reflect the creation of the Fixed Shares and the Floating Shares, (ii) reflect the amended Exchange Ratio, (iii) otherwise reflect the terms of the Amended Arrangement, and (iv) make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

Business Plan Requirements

As further disclosed in “Transaction Agreements - Amending Agreement - Covenants Regarding Acreage’s Business Plans”, pursuant to the Amending Agreement, Acreage will agree to submit an Approved Business Plan to Canopy Growth on a quarterly basis that complies with certain specified criteria, including the Initial Business Plan. The Initial Business Plan contains annual revenue and earnings targets for each of Acreage’s fiscal years ending on December 31, 2020 to December 31, 2029, as outlined below:

Fiscal Year Ending	Pro-Forma Net Revenue Target (in US$000’s)	Consolidated Adj. EBITDA Target (in US$000’s)
2020	166,174	(22,499)
2021	253,296	36,720
2022	289,528	53,222
2023	375,274	102,799
2024	558,599	166,744
2025	641,047	190,385
2026	740,194	218,108
2027	848,498	244,402
2028	973,402	273,434
2029	1,120,177	305,840

A number of factors may cause Acreage to fail to meet the Pro-Forma Net Revenue Targets or the Consolidated Adj. EBITDA Targets set forth in the Initial Business Plan and outlined above. See “Risk Factors”.

In the event that Acreage has not satisfied: (i) 90% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, measured on a quarterly basis, an Interim Failure to Perform will occur and the Austerity Measures shall become applicable and provide significant restrictions on Acreage’s ability to take certain actions otherwise permitted by the Amended Arrangement Agreement; (ii) 80% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, as determined on an annual basis (commencing in respect of the fiscal year ending December 31, 2021), a Material Failure to Perform will occur and (a) certain restrictive covenants applicable to Canopy Growth under the Amended Arrangement Agreement will cease to apply in order to permit Canopy Growth to acquire, or conditionally acquire, a competitor of the Company in the United States should it wish to do so, and (b) an event of default under the Debenture will likely occur resulting in the Loan becoming immediately due and payable; and (iii) 60% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan for the trailing 12 month period ending on the date that is 30 days prior to the proposed Acquisition Time, a Failure to Perform shall occur and a material adverse impact will be deemed to have occurred for purposes of Section 6.2(2)(h) of the Arrangement Agreement and Canopy Growth will not be required to complete the Acquisition of the Fixed Shares pursuant to the Canopy Call Option.

Canadian Securities Laws

A general overview of certain requirements of Canadian Securities Laws that may be applicable to Shareholders, Acreage Optionholders, Acreage RSU Holders and Acreage Compensation Option Holders is described in this Circular under the heading “Securities Law Matters – Canadian Securities Laws”. Each securityholder is urged to consult such holder’s professional advisors to determine the Canadian conditions and restrictions applicable to trade in the Canopy Growth Shares issuable pursuant to the Acquisition.

The issuance of the Fixed Shares and the Floating Shares pursuant to the Capital Reorganization and the issuance of Canopy Growth Shares pursuant to the Acquisition will each constitute a distribution of securities that is exempt from the prospectus requirements of applicable Canadian Securities Laws. The Fixed Shares and the Floating Shares issued pursuant to the Capital Reorganization and the Canopy Growth Shares issued pursuant to the Acquisition may be resold in each province and territory of Canada provided that certain conditions are met.

To the extent that a Shareholder resides in a non-Canadian jurisdiction, the Fixed Shares, Floating Shares and the Canopy Growth Shares received by the  Shareholder pursuant to the Amended Plan of Arrangement may be subject to certain additional trading restrictions under Securities Laws of such jurisdiction. All  Shareholders residing outside Canada are advised to consult their own legal advisors regarding such resale restrictions.

See “Securities Law Matters – Canadian Securities Laws”.

Multilateral Instrument 61-101

The Amended Arrangement is subject to the requirements of MI 61-101. MI 61-101 regulates certain transactions to ensure equality of treatment among securityholders, generally requiring enhanced disclosure, approval by a majority of securityholders excluding ”interested parties”, “related parties” or “joint actors”, independent valuations and, in certain instances, approval and oversight of the transaction by a special committee of independent directors. The protections of MI 61-101 apply to a reporting issuer proposing to carry out a “business combination” (as defined in MI 61-101) that terminates the interests of securityholders without their consent. A transaction such as the Amended Arrangement constitutes a “business combination” for purposes of MI 61-101 if, at the time the Arrangement is agreed to, a “related party” of Acreage, such as a director or senior officer (as defined in MI 61-101) or a holder of 10% or more of any class of Existing Shares, is entitled to receive, as a consequence of the transaction, a ”collateral benefit” (as defined in MI 61-101).

The Special Committee has determined that, for purposes of MI 61-101, the payments, entitlements or benefits to which Mr. Murphy will or may be entitled to receive pursuant to the Amended Arrangement are classified as “collateral benefits” for purposes of MI 61-101. Since Mr. Murphy is a “related party” of Acreage and is receiving a collateral benefit, the Arrangement constitutes a “business combination” for purposes of MI 61-101. Mr. Murphy is also classified as an “interested party” and therefore, the Existing Shares held by the Interested Parties will not be counted for purposes of the tabulation of the “minority approval” of the Amendment Resolution in accordance with MI 61-101.

On July 8, 2020, the Company submitted an exemptive relief application to the OSC to permit holders of Existing SVS and Existing PVS to vote together as a single class in connection with obtaining a simple majority of the votes for the purposes of obtaining Shareholder approval of the Amendment Resolution pursuant to MI 61-101. Aside from having a voting right of 40 votes per share, the holders of the Existing PVS are entitled to the same rights as the holders of the Existing SVS, and no holder thereof is entitled to any privilege, priority or preferences in relation to any other holders of Existing Shares. Holders of Existing SVS comprise: (i) those Shareholders who held either Existing SVS or Existing PVS at the effective time of the Existing Arrangement; and (ii) holders of Existing SVS acquired subsequent to the effective time of the Existing Arrangement. Certain holders of Existing SVS may, therefore, not have received the original Option Premium. The Existing PVS Shareholders comprise those holders of Existing PVS who held such shares at the effective time of the Existing Arrangement and, accordingly, received their pro rata share of the Option Premium. To the extent that there are adverse U.S. income tax consequences arising from receipt by U.S. holders of the Option Premium or the Aggregate Amendment Option Payment resulting from the Amended Arrangement, all holders of Existing PVS will be affected whereas only certain holders of Existing SVS will be affected. As such, the classes of Existing Shares may be differentially affected for U.S. tax purposes. Holders of Existing Shares are advised to consult their own tax advisors with respect to the receipt of their portion of Aggregate Amendment Option Payment based on their particular circumstances. See “Certain United States Federal Income Tax Considerations”.

For the purposes of obtaining “minority approval” of the Amendment Resolution pursuant to MI 61-101, an aggregate of [♦] Existing SVS (representing approximately [♦]% of the issued and outstanding Existing SVS as of the Record Date), an aggregate of [♦] Existing PVS (representing approximately [♦]% of the issued and outstanding Existing PVS as of the Record Date) and 168,000 Existing MVS (representing approximately 100% of the issued and outstanding Existing MVS as of the Record Date) are required to be excluded.

See “Securities Law Matters – Canadian Securities Laws – Multilateral Instrument 61-101” and “The Amended Arrangement – Interests of Certain Persons in the Amended Arrangement”.

Restricted Securities Matters

The Existing SVS are “restricted shares” within the meaning of OSC Rule 56-501 and “restricted securities” within the meaning of NI 41-101. In connection with the Capital Reorganization, the Fixed Shares and the Floating Shares are being created and distributed, each of which classes will constitute “restricted shares” within the meaning of OSC Rule 56-501 and “restricted securities” within the meaning of NI 41-101. In order to: (a) create and distribute the Fixed Shares, Floating Shares and Fixed Multiple Shares in connection with the Capital Reorganization; and (b) effect distributions of Fixed Shares and/or Floating Shares in the future either pursuant to a prospectus or on a prospectus-exempt basis, in each case, without obtaining minority approval for any such distribution, the Company is seeking minority approval for the Amendment Resolution.

In relation to the Amendment Resolution, pursuant to OSC Rule 56-501 and NI 41-101, “minority approval” means approval by the affirmative vote of a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, voting together as a single class, excluding votes cast by Related Parties. For the purposes of obtaining “minority approval” of the Amendment Resolution pursuant to OSC Rule 56-501 and NI 41-101, an aggregate of [♦] Existing SVS (representing approximately [♦]% of the issued and outstanding Existing SVS as of the Record Date), an aggregate of [♦] Existing PVS (representing approximately [♦]% of the issued and outstanding Existing PVS as of the Record Date) and 168,000 Existing MVS (representing approximately 100% of the issued and outstanding Existing MVS as of the Record Date) are required to be excluded.

“Securities Law Matters – Canadian Securities Laws – Restricted Securities”.

U.S. Securities Laws

A general overview of certain requirements of U.S. Securities Laws that may be applicable to Shareholders, Acreage Optionholders, Acreage RSU Holders and Acreage Compensation Option Holders is described in this Circular under the heading “Securities Law Matters – U.S. Securities Laws”.  Each securityholder is urged to consult such holder’s professional advisors to determine the U.S. conditions and restrictions applicable to trades in the Canopy Growth Shares issuable pursuant to the Amended Arrangement.

The Canopy Growth Shares, Replacement Options, Replacement RSUs and Replacement Compensation Options to be issued to Shareholders, holders of Fixed Share Replacement Securities and holders of Floating Share Replacement Securities, respectively, under the Amended Plan of Arrangement and pursuant to the Acquisition have not been and are not expected to be registered under the U.S. Securities Act or the Securities Laws of any state of the United States and will be issued in reliance upon the Section 3(a)(10) Exemption and exemptions provided in respect of the Securities Laws of states of the U.S. in which U.S. Holders reside.

Further information applicable to the holders of such securities resident in the United States is disclosed in this Circular under the heading “Securities Law Matters – U.S. Securities Laws”.

Regulatory Approvals

Other than the Shareholder Approval, the Amendment Regulatory Approvals and the Acquisition Regulatory Approvals, the Company is not aware of any material approval, consent or other action by any federal, provincial, state or foreign government or any administrative or regulatory agency that would be required to be obtained in order to implement the Amended Arrangement or the Acquisition, as applicable. While there can be no assurance that any regulatory consents or approvals that are determined to be required will be obtained, the Company currently anticipates that any such consents and approvals, other than the amendment of federal Laws in the United States to permit the general cultivation, distribution and possession of marijuana or the removal of the regulation of such activities from the federal Laws of the Unites States, that are determined to be required will have been obtained or otherwise resolved by the Amendment Date or the Acquisition Date, as applicable.

See “Regulatory Matters”.

Stock Exchange Matters

The Existing SVS are currently listed on the CSE under the symbol “ACRG.U”, are quoted on the OTCQX under the symbol “ACRGF” and are traded on the Open Market of the Frankfurt Stock Exchange under the symbol “0VZ”. It is anticipated that in connection with the implementation of the Amended Arrangement and completion of the Capital Reorganization, the Existing SVS will be delisted and each of the Fixed Shares and Floating Shares will become listed on the CSE in their place.

It is expected that Canopy Growth will apply to have the Fixed Shares delisted from the CSE, the OTCQX and the Frankfurt Stock Exchange as promptly as possible following the Acquisition Date and, if the Floating Call Option is exercised, it is expected that Canopy Growth will also apply to have the Floating Shares delisted from the CSE. In addition, in the event that both the Canopy Call Option and the Floating Call Option are exercised (or deemed exercised), it is expected that Canopy Growth will apply to have Acreage cease to be a reporting issuer in all jurisdictions in which it is a reporting issuer and thus will terminate Acreage’s reporting obligations in Canada and the United States following completion of the Acquisition.

The Canopy Growth Shares are currently listed and posted for trading on the TSX under the symbol “WEED” and on the NYSE under the symbol “CGC”. It is a condition of completion of the Acquisition that Canopy Growth will have obtained conditional approval of the stock exchange(s) on which the Canopy Growth Shares are listed for the listing of the Canopy Growth Shares issuable: (i) to Shareholders under the Amended Arrangement; (ii) upon exercise of Replacement Options, Replacement RSUs and Replacement Compensation Options; and (iii) upon exchange or redemption of High Street Units and USCo2 Shares, subject to customary listing conditions. As of the date of this Circular, Canopy Growth has received conditional approval of the TSX for the listing of such Canopy Growth Shares.

See “Regulatory Matters - Stock Exchange Matters”.

Dissent Rights

Section 238 of the BCBCA provides registered shareholders of a corporation with the right to dissent from certain resolutions that effect extraordinary corporate transactions or fundamental corporate changes. The Amendment Interim Order expressly provides Registered Shareholders with the right to dissent from the Amendment Resolution pursuant to Section 238 of the BCBCA in the manner set forth in Sections 242 to 247 of the BCBCA, with modifications or supplements to the provisions of Sections 237 to 247 as provided in the  Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order. Any Registered Shareholder who dissents from the Amendment Resolution in compliance with Section 238 of the BCBCA, as modified or supplemented by the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order, will be entitled, if ultimately successful and in the event the Amended Arrangement becomes effective, to be paid the fair value of Existing Shares held by such Dissenting Shareholder determined as of the close of business on the last Business Day before the day on which the Amendment Resolution is adopted by Shareholders at the Meeting.

A brief summary of the Dissent Rights available to Registered Shareholders is set forth under the heading “Dissent Rights” in this Circular. However, such summary is qualified in its entirety by the provisions of Section 237 to 247 of the BCBCA, the full text of which is set forth in Appendix “J” to this Circular, and by the Amended Plan of Arrangement, the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order. Failure to strictly comply with the requirements with respect to the dissent rights set forth in the BCBCA, the Proposal Agreement and the Amendment Interim Order may result in the loss of any right to dissent.

Any Existing SVS or Existing PVS in respect of which Dissent Rights have been properly exercised and not withdrawn pursuant to the BCBCA, will be entitled to be paid the fair value of such shares in accordance with the BCBCA, as modified by the Amended Plan of Arrangement and the Amendment Interim Order and Amendment Final Order of the Court.

Anyone who is a beneficial owner of Existing Shares registered in the name of an Intermediary and who wishes to dissent should be aware that only Registered Shareholders are entitled to exercise Dissent Rights.

Risk Factors

Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect

In assessing the Amended Arrangement, Shareholders should carefully consider the risk that the Amended Arrangement is not approved and the Existing Arrangement remains in effect. These risks include, but are not limited to: the fact that the Company has negative working capital and cash flow from operations; the fact that the Arrangement Agreement restricts Acreage from taking specified actions during the Interim Period under the Existing Arrangement, including, without limiting the generality of the foregoing, incurring debt or issuing additional Existing Shares beyond permitted levels, without the consent of Canopy Growth which may adversely affect the ability of Acreage to execute certain business strategies; the fact that, if the Amended Arrangement is not implemented, Acreage will be subject to the restrictive covenants and consent requirements under the Existing Arrangement Agreement; risk that the Company will not be able to secure additional financing it requires for the continued development of the Company’s business; risk that the Company may not be able to access public or private capital on terms more favorable than the terms of the Debenture, or at all; risk that the Company will not be able to secure the additional cash or working capital it may require to continue operations under the Existing Arrangement; risk of a material decline in the price of the Existing SVS or that the Existing SVS trade at a price that is not reflective of the performance of the Company or the trading price of the Canopy Growth Shares based on the exchange ratio under the Existing Arrangement; and risks related to the tax deferral treatment in respect of the Acquisition.

Additional risks and uncertainties, including those currently unknown or considered immaterial by the Company and Canopy Growth, may also adversely affect the business of the Company or Canopy Growth in the event that the Amended Arrangement is not approved and the Existing Arrangement remains in effect.

See “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors - Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect”.

Risks Relating to the Acquisition

In assessing the Amended Arrangement, Shareholders should carefully consider the risk factors relating to the Acquisition. Some of these risks include, but are not limited to: risk that Canopy Growth could fail to complete the Acquisition or the Acquisition may be completed on different terms; risks associated with a fixed exchange ratio; market overhang risk; risk that the Company will incur substantial transaction-related costs in connection with the Acquisition; risk that, prior to the Acquisition being completed, the Company is restricted from taking certain actions; risk that during the Amendment Interim Period, the attention of the Company’s management may be diverted; risk that the Canopy Growth Shares to be received by Shareholders as a result of the Acquisition will have different rights from the Shares; risk that the Company and Canopy Growth may not integrate successfully; risk that Canopy Growth may issue additional equity securities during the Interim Period; risk that the Acquisition will adversely affect the rights of Shareholders; risks related to the tax deferral treatment in respect of the Acquisition; risk that the Exchange Ratio may be decreased in certain circumstances; risk that the A&R License may be terminated early by Canopy Growth; and risk that Canopy Growth may be acquired prior to the Acquisition.

Additional risks and uncertainties, including those currently unknown or considered immaterial by the Company and Canopy Growth, may also adversely affect the business of the Company or Canopy Growth following completion of the Acquisition.

See “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors – Risks Related to the Acquisition”.

Risks Relating to the Implementation of the Amended Arrangement

In assessing the Amended Arrangement, Shareholders should carefully consider the risk factors relating to the implementation of the Amended Arrangement. Some of these risks include, but are not limited to: risks that the Company may fail to receive the necessary court and/or regulatory approval; risks that the Company may fail to implement the Amended Arrangement or that the Amended Arrangement may be completed on different terms; risks that the Company will incur substantial transaction-related costs in connection with the Amended Arrangement; risk that, while the Amended Arrangement is pending, the Company is restricted from taking certain actions; risk that the pending Arrangement may divert the attention of the Company’s management; risk that the amount of the Aggregate Amendment Option Payment received may fluctuate; risk of securities class actions and derivative lawsuits; risk that directors and senior officers of the Company may have interests in the Amended Arrangement that are different from those of the Shareholders;  risk that the Fixed Shares trade at a significant discount to a price that reflects the performance of the Company or at a price relative to the trading price of the Canopy Growth Shares based upon the Exchange Ratio; the Floating Shares will not trade at an intrinsic value; U.S. Holders who received the Option Premium, and U.S. Holders that receive the payment of the Aggregate Amendment Option Payment, will be subject to U.S. federal income tax; risks related to the tax deferral treatment in respect of the Amended Arrangement; risk that the consideration to be received under the Amended Arrangement may be less than under the Existing Arrangement; risk that the Company will be restricted from taking certain actions in order to raise additional capital; risks associated with non-compliance with the Initial Business Plan; risk that certain U.S. states do not legalize recreational cannabis within a proximate timeframe; the restrictions imposed on the use of the Loan under the Debenture; risk of failure to make Non-Core Divestitures within the prescribed time limit; risk that the Company does not receive meaningful financial contribution from the Management Service Agreement or sublicenses under the A&R License; risk related to the early termination of the A&R License; risk that the Company will not be able to retain or attract directors and officers; risk that the Exchange Ratio may be decreased in certain circumstances  risk that the Termination Expense Reimbursement and the terms of the Voting Agreements may discourage other parties from attempting to acquire the Company; and risks related to the deadline to implement the Amended Arrangement.

Additional risks and uncertainties, including those currently unknown or considered immaterial by the Company and Canopy Growth, may also adversely affect the business of the Company or Canopy Growth following implementation of the Amended Arrangement.

See “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors – Risks Related to the Implementation of the Amended Arrangement”.

Risks Related to the Acquisition by Canopy Growth of the Fixed Shares only and not the Floating Shares

In assessing the Amended Arrangement, Shareholders should carefully consider the possibility that Canopy Growth will only acquire the Fixed Shares and not the Floating Shares and risks related thereto. Some of these risks include, but are not limited to: risks associated with holding securities of a company with a majority controlling shareholder; risk that there may not be an active trading market for the Floating Shares; risk that the Floating Shares will not trade at an intrinsic value; risks that the Company will be restricted from pursuing strategic and organic growth opportunities without Canopy Growth’s consent; risk of loss of revenue under the Management Services Agreements; and risks that Canopy Growth may compete with the Company or divert opportunities to its other investees that participate in the U.S. cannabis industry.

Additional risks and uncertainties, including those currently unknown or considered immaterial by the Company and Canopy Growth, may also adversely affect the business of the Company or Canopy Growth following the Acquisition of the Fixed Shares only and not the Floating Shares.

See “ Cautionary Note Regarding Forward-Looking Information” and “Risk Factors - Risks Related to the Acquisition by Canopy Growth of the Fixed Shares only and not the Floating Shares”.

Fees and Expenses

The Termination Expense Reimbursement is payable by Acreage to Canopy Growth upon termination of the Proposal Agreement by Canopy Growth in the event of (a) a Change in Recommendation. or (b) the failure to obtain the Required Shareholder Approval, following a Change in Recommendation; provided, however, that Acreage will not be required to pay the Termination Expense Reimbursement if a Change in Recommendation was made as a result of a Purchaser Material Adverse Effect. See “The Amended Arrangement – The Proposal Agreement – Expenses of the Amended Arrangement - Termination Expense Reimbursement”.  See “The Amended Arrangement – The Proposal Agreement – Expenses of the Amended Arrangement - Termination Expense Reimbursement”.

The Company estimates that it will incur fees and related expenses in the amount of approximately US$6,600,000 relating to the Proposal Agreement including, without limitation, financial, advisory, legal and accounting fees, filing fees and the costs of preparing, printing and mailing this Circular.

 Conditions to the Amended Arrangement Becoming Effective

The effectiveness of the Amending Agreement and the implementation of the Amended Plan of Arrangement is subject to the satisfaction of the following conditions:

•	the Amendment Resolution will have been approved and adopted by the Shareholders at the Meeting in accordance with the Amendment Interim Order and applicable Law;

•	each of the Amendment Interim Order and the Amendment Final Order will have been obtained on terms consistent with the Proposal Agreement, and will not have been set aside or modified in a manner unacceptable to the Parties, acting reasonably, on appeal or otherwise;

•	the necessary approvals, subject only to customary typical listing conditions, as the case may be, of the CSE will have been obtained, to permit the (i) listing of the Floating Shares and the Fixed Shares; and (ii) the filing of the Required Filings;

•	the Amended Arrangement Issued Securities will be exempt from the registration requirements of the U.S. Securities Act pursuant to the Section 3(a)(10) Exemption and pursuant to exemptions from applicable state securities laws;

•	no Law being in effect or proceeding having otherwise been taken, that makes the consummation of the Amended Arrangement illegal or otherwise, directly or indirectly, prohibits or enjoins the Company or Canopy Growth from filing the Required Filings or consummating the Amended Arrangement, with the exception of the Controlled Substances Act, as it applies to marijuana or any other U.S. federal Law the violation of which is predicated upon a violation of the Controlled Substances Act as it applies to marijuana;

•	the Company and Canopy Growth will have entered into the Amended Arrangement Agreement;

•	Canopy Growth shall have deposited or caused to be deposited with the Amendment Option Payment Paying Agent in escrow, the Aggregate Amendment Option Payment to be paid pursuant to the Amended Arrangement;

•	the Housekeeping Amendments will have each been made;

•	the Credit Agreement will have been amended on terms satisfactory to each of the Company and Canopy Growth, each acting reasonably;

•	US$50,000,000 shall have been advanced to Canopy Growth’s counsel in trust for the benefit of Hempco, to be released at the Amendment Time;

•	each of the Company and Canopy Growth will have fulfilled or complied in all material respects with each of their respective obligations contained in the Proposal Agreement to be fulfilled or complied with by it on or prior to the Amendment Time; and

•	Dissent Rights will not have been exercised with respect to more than 5% of the issued and outstanding Existing Shares.

See “Transaction Documents – Proposal Agreement - Conditions for Implementation of the Amended Arrangement”.

Income Tax Considerations

Holders of securities of the Company should consult their own tax advisors about the applicable Canadian or United States federal, provincial, state and local tax consequences of the Amended Arrangement. See “Certain Canadian Federal Income Tax Considerations” and “Certain United States Federal Income Tax Considerations”.

Pursuant to the Plan of Arrangement, Canopy Growth paid the Option Premium to all holders of Existing Shares and the High Street Holders and the USCo2 Holders as consideration for the grant of the Existing Canopy Option. It was intended, for U.S. federal income tax purposes, that the payment of the Option Premium, would be treated as a part of a continuing, open transaction that generally did not result in immediate recognition of income to the Shareholders and certain other securityholders. However, as a result of the modification of the terms of the Existing Canopy Option through the issuance of the Canopy Call Option and Floating Call Option under the Amended Plan of Arrangement, it is now expected that U.S. Holders who received the Option Premium, but have not previously included the Option Premium in income, will be required to report the Option Premium as short-term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective.

The U.S. federal income tax treatment of the Aggregate Amendment Option Payment is unclear.  The Aggregate Amendment Option Payment will be paid to the Shareholders and High Street Holders and USCo2 Holders in connection with the reduction of the Exchange Ratio and the modification of the terms of the Existing Canopy Option through the issuance of the Canopy Call Option and Floating Call Option under the Amended Plan of Arrangement. For U.S. federal income tax purposes, this payment may be treated as ordinary income, short-term capital gain, option premium that is part of an open transaction and not immediately includible in income, or other consideration paid in connection with modifying the Existing Arrangement. Acreage expects that the Aggregate Amendment Option Payment would be treated as ordinary income. However, due to the absence of guidance bearing directly on the U.S. federal income tax consequences of the receipt of the Aggregate Amendment Option Payment, this expectation is not free from doubt. The Shareholders should consult their own tax advisors in regard to the tax consequences to them of the receipt of their share of the Aggregate Amendment Option Payment.

Non U.S. Holders will generally be limited in their recognition of gain or income upon receipt of their share of the Aggregate Amendment Option Payment and should consult with their own tax advisors to determine the extent that such income or gain will be recognized.

The U.S. federal income tax consequences of the Acquisition pursuant to the Amended Plan of Arrangement are also uncertain. If Canopy Growth does not acquire the Floating Shares, the Acquisition will not qualify as a reorganization for U.S. federal income tax purposes and, therefore, will be a fully taxable transaction. Even if both the Fixed Shares and the Floating Shares are acquired by Canopy Growth in the Acquisition, the Acquisition may not qualify as a reorganization for U.S. federal income tax purposes. Certain factors that affect the U.S. federal income tax treatment of the Acquisition will not be determinable until the Acquisition Date, including whether the Floating Consideration is paid in Floating Share Consideration, Floating Cash Consideration or a combination thereof, and the value of the Canopy Growth Shares received in the Acquisition. Depending on these and other factors, the Acquisition may be treated as a taxable transaction in which gain or loss is generally recognized for U.S. federal income tax purposes, or it may be treated as a reorganization for U.S. federal income tax purposes (and which also meets the Section 367 Requirements). Neither Acreage nor Canopy Growth have sought, nor expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein.

For additional information, see the section entitled “Certain United States Federal Income Tax Considerations”, “Risk Factors” and “Cautionary Note Regarding Forward-Looking Information”.

Completion of the Amended Arrangement and any subsequent Acquisition may have tax consequences under the Laws of the United States, and any such tax consequences are not described in this Circular. United States securityholders of Acreage are urged to consult their own tax advisors to determine any particular tax consequences to them of the transactions contemplated in connection with the Amended Arrangement.

Information Concerning Acreage

For information concerning Acreage see “Information Concerning Acreage”.

Information Concerning Canopy Growth and Unaudited Pro-Forma Financial Statements

Canopy Growth is a leading cannabis company with operations in countries throughout the world. Canopy Growth produces, distributes and sells a diverse range of cannabis and hemp-based products for both recreational and medical purposes under a portfolio of distinct brands in Canada pursuant to the Cannabis Act, and globally pursuant to applicable international and Canadian legislation, regulations and permits. Canopy Growth’s core operations are in Canada, the United States, Germany, and the UK, with developing opportunity markets in Australia, Denmark, Peru and Brazil. Canopy Growth is a reporting issuer in each of the provinces of Canada, other than Quebec. Canopy Growth’s head and registered office is located at 1 Hershey Drive, Smiths Falls, ON, K7A 0A8. For additional information concerning Canopy Growth, see Appendix “G” and for information concerning Canopy Growth following completion of the  Acquisition please see Appendix “H”.

The unaudited pro-forma condensed consolidated financial information of Canopy Growth following completion of the Acquisition, which is included in this Circular at Appendix “I”, has been derived from the unaudited pro-forma condensed consolidated financial statements of Canopy Growth after giving effect to the Acquisition. The unaudited pro forma condensed consolidated statement of financial position as of March 31, 2020 gives pro forma effect to the Completion of the Arrangement as if it were completed as at March 31, 2020. The unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2020 gives pro forma effect to the Completion of the Arrangement as if it were completed on April 1, 2019.

The pro forma financial information presented in this Circular should be read in conjunction with the (i) the audited consolidated financial statements of Acreage as at and for the year ended March 31, 2020; (iii) the audited consolidated financial statements of Acreage as at and for the year ended December 31, 2019; and (iv) the unaudited condensed interim consolidated financial statements of Acreage for the three months ended March 31, 2020.

NOTICE TO SHAREHOLDERS OUTSIDE OF CANADA

Acreage is a corporation existing under the laws of the Province of British Columbia. Acreage has prepared this Circular in accordance with the disclosure requirements of Canadian and United States securities laws and the Amended Arrangement is to be carried out in accordance with the laws of the Province of British Columbia. Shareholders should be aware that such requirements are different from those in other jurisdictions.

Shareholders who are not residents of Canada for purposes of the Tax Act should be aware that the disposition of securities pursuant to the Amended Arrangement may have tax consequences both in Canada and in any applicable foreign jurisdiction in which the Shareholder is subject to tax. Such foreign tax considerations (other than U.S. federal income tax considerations) are not described herein. It is recommended that Shareholders consult their own tax advisors in this regard.

Information for U.S. Securityholders

The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that Acreage is organized under the laws of a jurisdiction outside the United States.

Neither the SEC nor any state securities regulatory authority has approved or disapproved the Proposal Agreement, the Amended Arrangement, passed upon the merits or fairness of the Amended Arrangement or passed upon the adequacy or accuracy of the disclosure in this Circular. Any representation to the contrary is a criminal offense.

Certain United States Federal Income Tax Considerations of the Aggregate Amendment Option Payment

The U.S. federal income tax treatment of the Aggregate Amendment Option Payment is unclear.  The Aggregate Amendment Option Payment will be paid to the Shareholders, High Street Holders and USCo2 Holders in connection with the reduction of the Exchange Ratio and the modification of the terms of the Existing Canopy Option through the issuance of the Canopy Call Option and Floating Call Option under the Amended Plan of Arrangement. For U.S. federal income tax purposes, this payment may be treated as ordinary income, short-term capital gain, option premium that is part of an open transaction and not immediately includible in income, or other consideration paid in connection with modifying the Existing Arrangement. Acreage expects that the Aggregate Amendment Option Payment would generally be treated as ordinary income. However, due to the absence of guidance bearing directly on the U.S. federal income tax consequences of the receipt of the Aggregate Amendment Option Payment, this expectation is not free from doubt. The Shareholders should consult their own tax advisors in regard to the tax consequences to them of the receipt of their share of the Aggregate Amendment Option Payment

Non U.S. Holders will generally be limited in their recognition of gain or income upon receipt of their share of the Aggregate Amendment Option Payment and should consult with their own tax advisors to determine the extent that such income or gain will be recognized. For a summary of certain U.S. federal income tax consequences of the Amended Arrangement, including the payment of the Aggregate Amendment Option Payment, see “Certain United States Federal Income Tax Considerations”. Such summary is not intended to be legal or tax advice. Shareholders are urged to consult their own tax advisors with respect to the tax consequences to them of the Amended Arrangement in general and based on their particular circumstances.

The foregoing is a brief summary of the material United States federal income tax consequences only. Shareholders should read carefully the information in the Circular under the heading “Certain United States Federal Income Tax Considerations”, which qualifies the summary set forth above. Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them of the Amended Arrangement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This Circular contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation, including future-oriented financial information and financial outlook within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its Subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this Circular. Examples of such statements include statements with respect to the timing and outcome of the Amended Arrangement; the intentions, plans and future actions of Canopy Growth and Acreage; the timing for the implementation of the Amended Arrangement; the anticipated benefits of the Amended Arrangement, including preserving Shareholder value and the potential upside of the Floating Shares; the likelihood of the Amended Arrangement being completed; certain of the expectations of the Special Committee and the Acreage Board with respect to the potential future value of the Floating Shares; the amount of the up-front payment per Existing Share;  the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event; the likelihood of the acquisition of the Existing SVS in accordance with the terms of the Existing Arrangement; the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement; the satisfaction of the conditions set out in the Proposal Agreement; the ability of the Company to complete certain financing transactions and complete the Non-Core Divestitures; the use of proceeds under the Debenture; the ability of Acreage to license the Trademarks, Systems and/or Intellectual Property resulting in increased royalty income; the expected consequences of limiting Acreage’s ability to operate to the Identified States; the expected benefits to Shareholders of the Hempco business; the expected use of the net proceeds of the Initial Advance to Hempco; the effects of the Existing Arrangement remaining in place; the timing and outcome of the Acquisition; the anticipated benefits of the Acquisition; the likelihood of entering into a Management Service Agreement; the ability of the Company to comply with the Initial Business Plan, including the Consolidated Adj. EBITDA Targets and the Pro-Forma Net Revenue Targets; and the potential tax consequences to Shareholders of the Amended Arrangement. To the extent any forward-looking information constitutes future-oriented financial information or financial outlook, such information is being provided to describe the Amended Arrangement, and readers are cautioned this information may not be appropriate for any other purpose, including investment decisions, and the reader should not place undue reliance on such future-oriented financial information and financial outlooks. The Company’s actual financial position and results of operations may differ materially from management’s current expectations and, as a result, the Company’s revenue and earnings may differ materially from those targets contained in the Initial Business Plan, including the Consolidated Adj. EBITDA Targets and the Pro-Forma Net Revenue Targets. Such future-oriented financial information or financial outlook contained in this Circular may not be an indication of the Company’s actual financial position or results of operations.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including the occurrence of changes in U.S. federal Laws regarding the cultivation, distribution or possession of marijuana; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and Shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Proposal Agreement; the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event prior to the Canopy Call Option Expiry Date; the ability of Canopy Growth and the Company to satisfy, in a timely manner, the Acquisition Closing Conditions; in the event that the Amended Arrangement is not implemented, the likelihood of completion of the Acquisition on the terms of the Existing Arrangement; in the event that the Amended Arrangement is implemented, the likelihood of Canopy Growth completing the acquisition of the Fixed Shares and/or Floating Shares; risks related to certain directors and executive officers of Acreage possibly having interests in the transactions contemplated by the Proposal Agreement and the Amended Arrangement that are different from those of other Shareholders; risks relating to the possibility that holders of more than 5% of the Existing Shares may exercise their right to dissent; other expectations and assumptions concerning the transactions contemplated between Canopy Growth and the Company; the available funds of the Company and the anticipated use of such funds; the availability of financing opportunities for the Company and the risks associated with the completion thereof; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of the COVID-19; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering Laws; compliance with extensive government regulation and the interpretation of various Laws regulations and policies; risk associated with divesting certain assets; public opinion and perception of the cannabis industry; and such other risks set forth under the heading “Risk Factors” below and those contained in the public filings of the Company filed with Canadian Securities Regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the SEC and available on EDGAR at www.sec.gov/edgar, including the Acreage Annual Report.

In respect of the forward-looking statements and information concerning the anticipated benefits and completion of the Amended Arrangement and the anticipated timing for completion of the Amended Arrangement, the Company has provided such statements and information in reliance on certain assumptions that the Company believes are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this Circular are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this Circular are made as of the date of this Circular and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable Securities Laws. There can be no assurance that the Acquisition, the Amended Arrangement, the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event or the acquisition of the Fixed Shares and/or the Floating Shares will occur, or that such events will occur on the terms and conditions contemplated in this Circular. The Proposal Agreement, the Arrangement Agreement or the Amended Arrangement could be modified, restructured or terminated. Forward-looking information is information about the future and is inherently uncertain. There can be no assurance that the forward-looking information will prove to be accurate. Actual results could differ materially from those reflected in the forward-looking information as a result of, among other things, the matters set out or incorporated by reference in this Circular generally and economic and business factors, some of which may be beyond the control of the Company. Some of the more important risks and uncertainties that could affect forward-looking information are described further under the heading “Risk Factors”. Additional risks are discussed in the Acreage Annual Report, a copy of which is available under the Company’s profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar. The Company expressly disclaims any intention or obligation to update or revise any information contained in this Circular (including forward-looking information) except as required by applicable Laws, and Shareholders should not assume that any lack of update to information contained in this Circular means that there has been no change in that information since the date of this Circular and should not place undue reliance on forward-looking information.

GLOSSARY OF TERMS

In this Circular and accompanying Notice of Meeting, unless there is something in the subject matter inconsistent therewith, the following terms shall have the respective meanings set out below, words importing the singular number shall include the plural and vice versa and words importing any gender shall include all genders.

“A&R License”	has the meaning ascribed thereto under the heading “Transaction Agreements – A&R License”.
“Acceleration Event”	has the meaning ascribed thereto under the heading “The Amended Arrangement – Interests of Certain Persons in the Amended Arrangement – Acceleration Agreements”.
“Acquisition”	means (i) the acquisition by Canopy Growth of the issued and outstanding Fixed Shares following the exercise (or deemed exercise) of the Canopy Call Option; and (ii) if applicable, the concurrent acquisition by Canopy Growth of the issued and outstanding Floating Shares following the exercise of the Floating Call Option.

“Acquisition Closing Outside Date”

means the Canopy Call Option Expiry Date, or, if (i) the  Canopy Call Option is exercised, or (ii) a Triggering Event Date occurs prior to the Canopy Call Option Expiry Date, the date that is 12 months following such exercise of the Canopy Call Option or Triggering Event Date, as applicable; provided that:

(a)    if the exercise of the Canopy Call Option or Triggering Event Date has occurred prior to the Canopy Call Option Expiry Date and the reason the Acquisition Date has not occurred prior to the Acquisition Closing Outside Date is because all of the Regulatory Approvals included in the Acquisition Closing Conditions (which, for certainty, does not include those Regulatory Approvals, the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect) have not been satisfied or waived and, at such Acquisition Closing Outside Date, the Party responsible for obtaining such outstanding Regulatory Approvals is continuing to use good faith reasonable commercial efforts to obtain such Regulatory Approvals and there is a reasonable prospect that such Regulatory Approvals will be received, then the Acquisition Closing Outside Date shall automatically be extended to the date that is two Business Days following the date all such outstanding Regulatory Approvals are received or waived; or

(b)   if the exercise of the Canopy Call Option or Triggering Event Date has occurred prior to the  Canopy Call Option Expiry Date and the reason the Acquisition Date has not occurred prior to the Acquisition Closing Outside Date is because all of the Acquisition Closing Conditions included in the Acquisition Closing Conditions have not been satisfied or waived, then the Acquisition Closing Outside Date shall automatically be extended to the date that is the earliest of (i) two Business Days following the date all such outstanding Purchaser Acquisition Closing Conditions are satisfied or waived, or (ii) the date on which Canopy Growth, acting reasonably, determines that there is no longer a reasonable prospect that such outstanding Purchaser Acquisition Closing Conditions will be satisfied or waived.

“Acquisition Closing Conditions”	means the conditions to closing of the Acquisition, as set out in the Arrangement Agreement.

“Acquisition Date”	means the date specified in the Canopy Call Option Exercise Notice or the Triggering Event Notice delivered in accordance with the terms of the Canopy Call Option and the Floating Call Option, if applicable, on which the closing of the purchase and sale of the Canopy Call Option Shares pursuant to the Canopy Call Option is to occur and the Floating Shares pursuant to the Floating Call Option, if applicable; provided that, notwithstanding the foregoing, if the Acquisition Closing Conditions are not satisfied or waived prior to such date, the Acquisition Date shall automatically be extended, without any further action by any Person, to the date that is two Business Days following the satisfaction or waiver of the Acquisition Closing Conditions; provided further that, under no circumstances shall the Acquisition Date be a date that is after the Acquisition Closing Outside Date.

“Acquisition Regulatory Approvals”

means all Regulatory Approvals and all other third-party consents, waivers, permits, orders and approvals that are necessary, proper or advisable to consummate the Acquisition, including, but not limited to:

(a)  any filings required by the HSR Act and any applicable foreign investment and competition Law approvals in Canada, the United States and elsewhere;

(b)   the approval from the stock exchange(s) on which the Consideration Shares are listed to permit Canopy Growth to acquire all of the issued and outstanding Shares; and

(c)    the approval from the stock exchange(s) on which the Consideration Shares are listed, for the listing of the Consideration Shares, and any Canopy Growth Shares issuable upon the exercise of Replacement Options, Replacement RSUs and Replacement Compensation Options.

“Acquisition Time”	means 12:01 a.m. (Vancouver time) on the Acquisition Date, or such other time on the Acquisition Date as the Parties agree to in writing before the Acquisition Date.

“Acreage Annual Report”	means the Company’s annual report on Form 10-K for the year ended December 31, 2019 dated May 29, 2020.

“Acreage Board”	means the board of directors of the Company as constituted from time to time.

“Acreage Canadian Shareholder”	means a Person (other than Canopy Growth) who is a Shareholder at the Acquisition Time and who has indicated in the Letter of Transmittal that the Shareholder is (i) resident in Canada for purposes of the Tax Act, or (ii) a “Canadian partnership” as defined in the Tax Act.

“Acreage Compensation Option Holders”	means the registered holders of Acreage Compensation Options.

“Acreage Compensation Options”	means the compensation options and the warrants of the Company which are outstanding as of the Amendment Time.

“Acreage Existing Securities”	means, collectively, Existing Shares, Acreage Options, Acreage RSUs and Acreage Compensation Options.

“Acreage Holder Securities”	has the meaning ascribed thereto under the heading “Transaction Agreements – Voting Agreements”.

“Acreage Holders”	means, collectively, the Shareholders, High Street Holders and USCo2 Holders.

“Acreage Locked-Up Shareholders”	means all of the directors and senior officers of Acreage.

“Acreage Non-U.S. Shareholder”	means a Shareholder (other than Canopy Growth) that is not an Acreage U.S. Shareholder.

“Acreage Option In-The-Money Amount”	means in respect of an Acreage Option means the amount, if any, determined immediately before the Amendment Time, by which the total Fair Market Value of the Existing SVS that a holder is entitled to acquire on exercise of the Acreage Option, exceeds the aggregate exercise price payable to acquire such Existing SVS at that time.

“Acreage Optionholders”	means the holders of Acreage Options.

“Acreage Options”	means the options to purchase Existing SVS issued pursuant to the Existing Omnibus Incentive Plan prior to the Amendment Time, which are outstanding as of the Amendment Time.

“Acreage RSU Holders”	means the holders of Acreage RSUs.

“Acreage RSUs”	means the restricted share units that may be settled by the Company in either cash or Existing SVS which are outstanding as of the Amendment Time.

“Acreage Subsidiaries”	means Subsidiaries of Acreage and “Acreage Subsidiary” means any one of them.

“Acreage U.S. Shareholder”	means a Shareholder (other than Canopy Growth or an Acreage Canadian Shareholder) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Affiliate”	has the meaning ascribed thereto in the Securities Act.

“Aggregate Amendment Option Payment”	means an amount, equal to US$37,500,024, which shall be paid to the Shareholders, High Street Holders and USCo2 Holders at the Amendment Time in accordance with the Paying Agent Agreement.

“Amendment Option Payment Paying Agent”	means Odyssey Trust Company.

“ALBF Bridge Loan”	means the loan in the amount of US$15,000,000 made to the Company pursuant to an agreement dated June 16, 2020 bearing interest at an annual rate equal to 60% per annum, which becomes due and payable on October 16, 2020.

“Alternate Consideration”	means the consideration to be received by Shareholders in exchange for their Shares on the Acquisition Date instead of the Canopy Growth Share Consideration in the event that a Canopy Growth Change of Control occurs prior to the Acquisition Date, being the number of shares or other securities or property (including cash) that such Shareholder would have been entitled to receive on such Canopy Growth Change of Control if, at the effective time of such Canopy Growth Change of Control, such Shareholder had been the registered holder of that number of Canopy Growth Shares which is equal to the number of Canopy Growth Shares which it would otherwise have been entitled to receive in exchange for its Fixed Shares pursuant to the Amended Arrangement if the Acquisition had been completed effective immediately prior to the effective time of such Canopy Growth Change of Control.

“Alternate Floating Consideration”	means the number of shares or other securities or property (including cash) that a Floating Shareholder would have been entitled to receive on a Canopy Growth Change of Control, if, at the effective time of such Canopy Growth Change of Control, such Floating Shareholder had been the registered holder of that number of Canopy Growth Shares which the Floating Shareholder would otherwise have been entitled to receive in exchange for its Floating Shares pursuant to the Amended Arrangement if the Acquisition of the Floating Shares had been completed effective immediately prior to the effective time of the Canopy Growth Change of Control; provided that, for the purposes of determining the number of Canopy Growth Shares which the Floating Shareholder would otherwise have been entitled to receive in exchange for its Floating Shares, “B” in the formula of the Floating Rate shall be calculated by reference to (i) the volume weighted average trading price expressed in US$ of the securities of the acquiror in connection with such Canopy Growth Change of Control on the stock exchange on which the securities are primarily traded (as determined by volume) for the 30 trading day period immediately prior to the Floating Rate Date; multiplied by (ii) the Canopy Growth Change of Control Valuation.

“allowable capital loss”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“Amended and Restated Omnibus Equity Incentive Plan”	means the amended and restated Existing Omnibus Incentive Plan proposed to be approved and adopted at the Meeting pursuant to the Amendment Resolution.

“Amended Arrangement”	means the arrangement under Section 288 of the BCBCA on the terms and subject to the conditions set out in the Amended Plan of Arrangement.

“Amended Arrangement Agreement”	means the Arrangement Agreement, as further amended by the Amending Agreement.

“Amended Arrangement Issued Securities”	has the meaning ascribed thereto under the heading “The Amended Arrangement – Court Approval of the Amended Arrangement and Implementation of the Amended Arrangement”.

“Amended Plan of Arrangement”	means the amended and restated plan of arrangement, substantially in the form attached as Schedule A to the Amending Agreement and which is attached as Appendix “C” to this Circular, subject to any amendments or variations to such plan made in accordance with the Amended Plan of Arrangement or made at the direction of the Court in the Amendment Final Order with the prior written consent of the Company and Canopy Growth, each acting reasonably.

“Amending Agreement”	means the second amendment to the Arrangement Agreement proposed to be entered into between the Company and Canopy Growth at the Amendment Time in the form attached as Appendix “B” to this Circular.

“Amendment Date”	means the date on which the Required Filings are filed with the Registrar in accordance with the terms of the Amending Agreement.

“Amendment Final Order”	means the final order of the Court approving the Amended Arrangement under Section 291 of the BCBCA, in a form acceptable to the Company and Canopy Growth, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Amended Arrangement, as such order may be amended by the Court (with the consent of both the Company and Canopy Growth, each acting reasonably) at any time prior to the Amendment Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and Canopy Growth, each acting reasonably) on appeal.

“Amendment Interim Order”	means the interim order of the Court dated [♦], 2020, after being informed of the intention of the Parties to rely upon the exemption from registration under U.S. Securities Act provided by Section 3(a)(10) of the U.S. Securities Act with respect to the Amended Arrangement Issued Securities issued pursuant to the Amended Arrangement, providing for, among other things, the calling and holding of the Meeting, as such order may be amended by the Court with the consent of the Company and Canopy Growth, each acting reasonably.

“Amendment Interim Period”	means the period from the Amendment Date until the earlier of (i) the date the Acquisition is completed; and (ii) the date that the Amended Arrangement Agreement is terminated in accordance with its terms.

“Amendment Regulatory Approvals”	means: (a) the grant of the Amendment Interim Order and the Amendment Final Order; and (b) in relation to the Company, the approval of the CSE in respect of the Amended Arrangement, including the delisting of the Existing SVS and the listing of the Fixed Shares and Floating Shares.

“Amendment Resolution”	means the special resolution of the Shareholders to be considered at the Meeting, approving (i) the Amended Arrangement, (ii) the Amending Agreement, (iii) the Amended Plan of Arrangement, and (iv) the Amended and Restated Omnibus Equity Incentive Plan, substantially on the terms and in the form set out in Appendix “A” hereto.

“Amendment Time”	means 12:01 a.m. (Vancouver time) on the Amendment Date, or such other time on the Amendment Date as the Parties agree to in writing before the Amendment Date.

“Announcement Date”	means June 25, 2020, being the date that Acreage announced the entering into of the Proposal Agreement.

“Approved Business Plan”	means any Business Plan that is approved by the Acreage Board and that contains the Mandatory Requirements and complies with the Initial Business Plan.

“Arrangement Agreement”	means the arrangement agreement dated as of April 18, 2019, as amended on May 15, 2019, between Canopy Growth and the Company, including the schedules and exhibits thereto, as the same may be further amended, supplemented or restated.

“associate”	has the meaning ascribed thereto in the Securities Act.

“Austerity Measures”	has the meaning ascribed thereto under the heading “Transaction Agreements – Amending Agreement – Covenants Regarding Acreage’s Business Plans”.
“BCBCA”	means the Business Corporations Act (British Columbia).

“Board Recommendation”	means the unanimous determination of the Acreage Board (with directors abstaining or recusing themselves as required), after receiving legal and financial advice that: (i) the Amended Arrangement is fair to the Shareholders; (ii) the Amended Arrangement and the entering into of the Proposal Agreement is in the best interests of Acreage; and (iii) Shareholders vote in favor of the Amendment Resolution.

“Broadridge”	means Broadridge Financial Solutions, Inc.

“Business Day”	means any day of the year, other than a Saturday, Sunday or any day on which major banks are generally closed for business in Toronto, Ontario or Vancouver, British Columbia or New York, New York as the context requires.

“Business Plan”	means for each fiscal quarter: (i) a description of proposed operations of Acreage and its Subsidiaries; (ii) an estimate of revenue to be received by Acreage and its Subsidiaries; (iii) the capital and operating budget setting out the expenditures of Acreage and its Subsidiaries for operating and capital improvements; and (iv) such other matters as Acreage may reasonably consider to be necessary to illustrate the results intended to be achieved by Acreage during such quarter.

“Canadian Holder”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“Canadian Securities Laws”	means the Securities Act, together with all other applicable federal and provincial Securities Laws and the rules and regulations and published policies of the securities authorities thereunder, as now in effect and as they may be promulgated or amended from time to time, and includes the rules and policies of the CSE.

“Canadian Securities Regulators”	means the OSC and the other securities regulatory authorities in the provinces of Canada in which the Company is a reporting issuer.

“Canopy Call Option”	means, pursuant to the special rights and restrictions of the Shares (other than the Floating Shares), the embedded option of Canopy Growth to acquire such Shares on the terms and conditions set forth in Exhibit B to the Amended Plan of Arrangement.

“Canopy Call Option Exercise Notice”	means a notice in writing, substantially in the form attached as Exhibit C to the Amended Plan of Arrangement, delivered by Canopy Growth to the Company (with a copy to the Depositary) stating that Canopy Growth is exercising its rights pursuant to the Canopy Call Option to acquire all (but not less than all) of the Canopy Call Option Shares, and specifying a Business Day (to be not less than 61 days and not more than 90 days following the date such Canopy Call Option Exercise Notice is delivered to the Company) on which the closing of the purchase and sale of the Canopy Call Option Shares pursuant to the Canopy Call Option is to occur, subject to the satisfaction or waiver of the Acquisition Closing Conditions.

“Canopy Call Option Share”	means a Share (other than a Floating Share) in respect of which a Canopy Call Option is embedded in the special rights and restrictions of such Shares.

“Canopy Growth”	means Canopy Growth Corporation, a corporation existing under the federal laws of Canada.

“Canopy Growth Approved Share Threshold”	has the meaning specified in Section 2.1(7) of the Amending Agreement.

“Canopy Growth Change of Control”	means any business consolidation, amalgamation, arrangement, merger, redemption, compulsory acquisition or similar transaction pursuant to which 100% of the shares or all or substantially all of the assets of Canopy Growth are transferred, sold or conveyed, directly or indirectly, to any other Person or group of Persons, acting jointly or in concert.

“Canopy Growth Change of Control Valuation”

means the fraction, calculated to six decimal places, determined by the formula A/(A+B) where:

“A”     equals the total value of all consideration payable to holders of Canopy Growth Shares upon a Canopy Growth Change of Control, and if such consideration includes securities that are issuable in connection with such Canopy Growth Change of Control, such securities shall be valued based upon the volume weighted average trading price expressed in US$ of the securities of the acquiror in connection with such  Canopy Growth Change of Control on the stock exchange on which the securities are primarily traded (as determined by volume) for the 30 trading day period immediately prior to the Canopy Growth Change of Control, and

“B”     equals the total value of the issued and outstanding securities of the acquiror in connection with such Canopy Growth Change of Control immediately prior to the  Canopy Growth Change of Control which shall be determined based upon the volume weighted average trading price expressed in US$ of the securities of the acquiror in connection with such Canopy Growth Change of Control on the stock exchange on which the securities are primarily traded (as determined by volume) for the 30 trading day period immediately prior to the Canopy Growth Change of Control.

“Canopy Growth Equity Incentive Plan”	means the Amended and Restated Omnibus Incentive Plan of Canopy Growth as approved by the Canopy Growth Shareholders on July 30, 2018, as the same may be amended, supplemented or restated in accordance therewith, prior to the Acquisition Time.

“Canopy Growth Share”	means a common share in the capital of Canopy Growth.

“Canopy Growth Share Consideration”	means the number of Canopy Growth Shares issuable per Fixed Share in accordance with the Amended Plan of Arrangement, based on the Exchange Ratio in effect immediately prior to the Acquisition Time.

“Canopy Growth Shareholders”	means a registered or beneficial holder of one or more Canopy Growth Shares, as the context requires.

“Canopy Growth Subco”	means 1208640 BC Ltd., a wholly-owned direct subsidiary of Canopy Growth, incorporated under the BCBCA for the purposes of completing the Merger.

“Canopy Growth Subco Share”	means the common shares in the capital of Canopy Growth Subco.

“Capital Reorganization”	has the meaning ascribed thereto under the heading “The Amended Arrangement – Principal Steps of the Amended Arrangement”.

“Capital Reorganization Letter of Transmittal”	means the letter of transmittal for use by Registered Shareholders in connection with the Capital Reorganization, in the form accompanying this Circular as Appendix “L”.

“Cassels”	Cassels Brock & Blackwell LLP, Canadian legal counsel to Canopy Growth.

“CBCA”	means the Canada Business Corporations Act.

“CBD”	means cannabidiol.

“Change in Recommendation”	means the submission of the Amendment Resolution by the Acreage Board to the Shareholders at the Meeting without recommendation, or the withdrawal of the Board Recommendation as a result of the determination by the Acreage Board, in good faith and acting on the advice of its outside legal counsel that a fact or circumstance that was known but not disclosed by Canopy Growth occurred prior to the date of the Proposal Agreement or that a fact or circumstance has occurred since the date of the Proposal Agreement and, as a result of the occurrence of such fact or circumstance, continuing to make the Board Recommendation would constitute a violation of its fiduciary and statutory duties under applicable Law (including in accordance with MI 61-101 and the interpretive guidance promulgated under Multilateral Staff Notice 61-302).

“Circular”	means the accompanying Notice of Meeting and this proxy statement and management information circular, including all schedules, appendices and exhibits hereto, as amended, supplemented or otherwise modified from time to time.

“Coattail Agreement”	has the meaning ascribed thereto under the heading “Voting Securities And Principal Holders Thereof”.

“Code”	means the U.S. Internal Revenue Code of 1986, as amended.

“Common Membership Units”	means the common membership units of High Street outstanding from time to time, other than common membership units held by USCo and USCo2.

“Company” or “Acreage”	means Acreage Holdings, Inc., a corporation existing under the BCBCA.

“Company Debt”

 means,

(a)     all items that would, at the relevant time, be classified as liabilities on the Company’s consolidated balance sheet; and

(b)    without duplication, any item that is: (i) an obligation in respect of borrowed money or that is evidenced by a note, bond, debenture, or any other similar instrument; (ii) a transfer with recourse or with an obligation to repurchase; (iii) an obligation secured by any lien; (iv) a lease that would be capitalized under GAAP (except for any obligation under a lease for real property); (v) an obligation arising in connection with an acceptance facility or letter of credit or letter of guarantee; (vi) the aggregate amount at which any Company Securities that are redeemable or retractable at the option of the holder of those shares (except where the holder is the Company or its Subsidiaries) may be redeemed or retracted; or (vii) any other obligation arising under arrangements or agreements that, in substance, provide financing; provided, however, that there will not be included for the purpose of this definition any item that is on account of

(i)        issued share capital or surplus, subject to paragraph (vii) above;

(ii)       reserves for deferred income taxes or general contingencies;

(iii)      minority interests in Subsidiaries;

(iv)     trade accounts payable and accrued liabilities (including deferred revenues and income taxes payable) incurred in the ordinary course, unless any of the trade accounts payable or accrued liabilities under this paragraph remain unpaid more than 120 days after the date on which they were incurred; or

(v)     intercompany and affiliate payables/notes to the extent they are offset by intercompany and affiliate receivables/notes.

“Company Material Adverse Effect”	has the meaning ascribed thereto in the Arrangement Agreement.

“Consideration”	means the aggregate value of the Canopy Growth Share Consideration and the Floating Share Consideration.
“Consideration Shares”	means Canopy Growth Shares to be received by Shareholders (other than Canopy Growth) upon exercise of (i) the Canopy Call Option, or (ii) the Floating Call Option, if applicable.
“Consolidated Adj. EBITDA Target”

means for each of the fiscal years ending December 31, 2020 through December 31, 2029, the Consolidated Adj. EBITDA Target set forth for the applicable fiscal year in the Initial Business Plan, subject to adjustment in accordance with the terms of the Proposal Agreement.

“Consolidated EBITDA”	means EBITDA, excluding, in respect of the fiscal period, the following: (i) income or loss from investments; (ii) security-based compensation; (iii) non-cash impairment losses; (iv) costs associated with the Arrangement Agreement; and (v) other non-recurring expenses as mutually determined by Canopy Growth and the Company, acting reasonably, provided that in the event of a disagreement as to the Consolidated EBITDA on the Acquisition Date, such amount of non-recurring expenses shall be determined by a nationally recognized chartered accounting firm who is independent of Canopy Growth and the Company.

“Controlled Substances Act”	means the Controlled Substances Act, 21 USC 801 et seq. (including any implementing regulations and schedules in effect at the relevant time).

“Controlling Individual”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations – Eligibility for Investment”.

“Cost of Capital”	means the effective annual interest associated with any contract for Company Debt, including for the purposes of calculating such annual interest, any interest payments, whether in cash or Securities, origination fees, standby fees, original issue discounts, bonus issuances of Securities, any and all charges and expenses, whether in the form of a fee, fine, penalty, commission or other similar charge or expense or in any other form, paid or payable for the advancing of credit under the contract, any fee, fine, penalty, commission and other similar charge or expense directly or indirectly incurred under the Contract or any other form of payment, whether in cash or Securities; provided that the value attributed to any Fixed Share will be equal to the Fair Market Value of a Canopy Growth Share at such time multiplied by 0.3048.

“Court”	means the Supreme Court of British Columbia.

“COVID-19”	means the novel coronavirus first identified in December 2019.

“CRA”	means the Canada Revenue Agency.

“Credit Agreement Amendment”	means the amendment to be entered into on or prior to the Amendment Date and effective at the Amendment Time, to the Original Credit Agreement.

“CSE”	means the Canadian Securities Exchange.

“Debenture”	means the debenture to be entered into between Hempco and the Lender at or prior to the Amendment Time, whereby the Lender shall advance funds as a loan to Hempco.

“Deep Roots Merger Agreement”	means the agreement and plan of merger entered into on April 18, 2019, by and among Deep Roots Medical LLC, High Street, Challenger Merger Sub, LLC and DRM Member Representative LLC, solely in its capacity as the member representative, as amended by that certain first amendment to the agreement and plan of merger, dated as of July 22, 2019, pursuant to which High Street was to acquire 100% of Deep Roots Medical LLC.

“Depositary”	means Computershare Trust Company of Canada, or any other depositary or trust company, bank or financial institution as Canopy Growth may appoint to act as depositary with the approval of the Company, acting reasonably, for the purpose of, among other things, exchanging certificates representing Shares for Consideration Shares and, if applicable, the Floating Cash Consideration in connection with the Amended Arrangement.

“Dissent Payment”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations – Dissent Rights”.

“Dissent Rights”	means the rights of dissent of Shareholders in respect of the Amendment Resolution as contemplated in the Amended Plan of Arrangement.

“Dissenting Shareholder”	means a registered holder of Existing Shares who has properly exercised its Dissent Rights in respect of the Amendment Resolution in accordance with Section 4.1 of the Amended Plan of Arrangement and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights and who is ultimately determined to be entitled to be paid the fair value of his, her or its Existing Shares.

“Dissenting Shares”	means the Existing Shares in respect of which a Dissenting Shareholder dissents.

“DLA Piper”	means DLA Piper (Canada) LLP, Canadian legal counsel to Acreage.

“DOJ”	means the United States Department of Justice.

“DPSPs”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations – Eligibility for Investment”.
“EBITDA”	means earnings before interest taxes depreciation and amortization.

“Eight Capital”	means Eight Capital, financial advisor to the Special Committee.

“Eight Capital Engagement Agreement”	means the engagement agreement dated May 28, 2020 between Eight Capital and the Special Committee.

“Elected Amount”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“Election Deadline”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“Eligible Holder”	means a Person (other than Canopy Growth) who is a Shareholder at the Acquisition Time and who has indicated in the Letter of Transmittal (or in such other document or form, or in such other manner, as may be specified in the Circular) that the Shareholder is (i) resident in Canada for purposes of the Tax Act and is not exempt from tax under Part I of the Tax Act, or (ii) a “Canadian partnership” as defined in the Tax Act.

“Eligible Institution”	means a Canadian Schedule I Chartered Bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP).

“Eligible Securities”	means, collectively, the Existing PVS, the Existing MVS, the USCo2 Shares and the High Street Units.

“End Date”	means, following the Acquisition Date, the earlier of the date that Canopy Growth: (i) has acquired all of the issued and outstanding Floating Shares; and (ii) no longer holds at least 35% of the Shares.

“EV”	means enterprise value.

“Exchange Ratio”

means 0.3048 of a Canopy Growth Share to be issued by Canopy Growth for each one Fixed Share exchanged pursuant to the Amended Arrangement, provided that, if the aggregate number of Fixed Shares on a Fully Diluted Basis at the Acquisition Time is greater than the number of Fixed Shares set out in the definition of “Exchange Ratio” in the Amended Plan of Arrangement on a Fully Diluted Basis, and Canopy Growth has not provided written approval for the issuance of such additional Securities, the Exchange Ratio shall be the fraction, calculated to six decimal places, determined by the formula A x B/C, where:

“A”  equals 0.3048,

“B”  equals the number of Fixed Shares on a Fully Diluted Basis issued at the Amendment Time pursuant to the steps in the Amended Plan of Arrangement up until Section 3.2(j) of the Amended Plan of Arrangement, as increased for the issuance of such additional Securities in accordance with Canopy Growth Approved Share Threshold, and

 “C”  equals the aggregate number of Fixed Shares on a Fully Diluted Basis at the Acquisition Time,

in each case subject to adjustment in accordance with Section 2.14 of the Arrangement Agreement; provided that in the event of a Payout, the Exchange Ratio shall be decreased and the two references to 0.3048 above shall instead refer to the number determined by the formula (D – E) / (F x G), where:

“D”  equal 0.3048 x (F x G)

“E”  equals the Payout, and

“F”  equals the aggregate number of Fixed Shares on a Fully Diluted Basis at the Acquisition Time

“G”  the Fair Market Value of the Canopy Growth Shares immediately prior to the Acquisition Date.

“Exchange Ratio Adjustment Event”	has the meaning ascribed thereto under the heading “Procedures for Payment of Aggregate Amendment Option Payment and Canopy Growth Consideration – Adjustment of Consideration – Exchange Ratio Adjustment Event.”

“Existing Arrangement”	means the arrangement with Canopy Growth implemented by the Company on June 27, 2019 under section 288 of the BCBCA.

“Existing Canopy Option”	means the option of Canopy Growth, upon the occurrence of a Triggering Event, to acquire all of the issued and outstanding Existing Shares (after each Existing MVS and Existing PVS is converted into an Existing SVS) pursuant to the Existing Arrangement.

“Existing Exchange Ratio”

means 0.5818 of a Canopy Growth Share to be issued by Canopy Growth for each one Existing SVS exchanged pursuant to the Existing Arrangement, provided that, if the aggregate number of Existing SVS on a fully diluted basis at the Acquisition Time is greater than 188,235,587 Existing SVS on a fully diluted basis, and Canopy Growth has not provided written approval for the issuance of such additional Acreage Existing Securities, the Existing Exchange Ratio shall be the fraction, calculated to six decimal places, determined by the formula A x B/C, where:

“A” equals 0.5818,

“B” equals the current number of Existing SVS on a fully diluted basis as increased for the issuance of Acreage Existing Securities in accordance with the Canopy Growth Approved Share Threshold (as such term is defined in the Arrangement Agreement), and

“C” equals the aggregate number of Existing SVS on a fully diluted basis at the Acquisition Time,

in each case subject to adjustment in accordance with the Arrangement Agreement; provided that in the event of a Payout, the Existing Exchange Ratio shall be decreased and the two references to 0.5818 above shall instead refer to the number determined by the formula (D - E) / (F x G), where:

“D” equal 0.5818 x F x G

“E” equals the Payout,

“F” equals the aggregate number of Existing SVS on a fully diluted basis at the Acquisition Time, and

“G” equals the Fair Market Value of the Canopy Growth Shares immediately prior to the Acquisition Time.

“Existing MVS”	means the shares of the Company designated as Class C multiple voting shares, each convertible into one Existing SVS and each entitling the holder thereof to 3,000 votes per share at shareholder meetings of the Company.

“Existing MVS Shareholders”	means the registered or beneficial holders of the Existing MVS.

“Existing Omnibus Incentive Plan”	means Acreage’s omnibus equity plan last approved by the Company Shareholders on June 19, 2019 and as proposed to be amended and restated at the Meeting as the Amended and Restated Omnibus Equity Incentive Plan.

“Existing PVS”	means the shares of the Company designated as Class B proportionate voting shares, each convertible into 40 Existing SVS and each entitling the holder thereof to 40 votes per share at shareholder meetings of the Company.

“Existing PVS Shareholders”	means the registered or beneficial holders of the Existing PVS.

“Existing Share”	means a share of the Company, and includes the Existing SVS, the Existing PVS and the Existing MVS

“Existing SVS”	means the shares of the Company designated as Class A subordinate voting shares, each entitling the holder thereof to one vote per share at shareholder meetings of the Company.

“Existing SVS Shareholders”	means the registered or beneficial holders of the Existing SVS.

“executive officer”	has the meaning ascribed thereto in National Instrument 51-102 – Continuous Disclosure Obligations.

“Failure to Perform”	has the meaning ascribed thereto under the heading “Transaction Agreements – Amending Agreement – Covenants Regarding Acreage’s Business Plans”.

“Fair Market Value”	means (i) in respect of the Existing SVS, Fixed Shares or the Floating Shares, as applicable, the volume weighted average trading price of the applicable share on the CSE (or other recognized stock exchange on which the applicable shares are primarily traded as determined by volume), subject to a minimum amount of US$6.41 in respect of the Floating Shares; and (ii) in respect of the Canopy Growth Shares, the volume weighted average trading price of the Canopy Growth Shares on the NYSE (or other recognized stock exchange on which the Canopy Growth Shares are primarily traded if not then traded on the NYSE, as determined by volume, and reflected in US$), in each case, for the five trading day period immediately prior to the Amendment Date or the Acquisition Date, as applicable.

“FATCA”	has the meaning ascribed thereto under the heading “Certain United States Federal Income Tax Considerations”.

“Federal Cannabis Laws”	has the meaning ascribed thereto under the heading “Transaction Agreements – A&R License”.

“Fixed Compensation Options”	means the compensation options and warrants to purchase Floating Shares at or following the Amendment Time, which remain outstanding as of Acquisition Time.

“Fixed Multiple Shares”	means shares of the Company to be created pursuant to the Amended Plan of Arrangement and designated as multiple voting shares, each entitling the holder thereof to 4,300 votes per share at shareholder meetings of the Company.

“Fixed Option In-The-Money-Amount”	in respect of a Fixed Option means the amount, if any, determined immediately before the Acquisition Time, by which the total Fair Market Value of the Fixed Shares that a holder is entitled to acquire on exercise of the Fixed Option, exceeds the aggregate exercise price payable to acquire such Fixed Shares at that time.

“Fixed Options”	means the options to purchase Fixed Shares issued pursuant to the Amended and Restated Omnibus Equity Incentive Plan at or following the Amendment Time, which are outstanding as of the Acquisition Time.

“Fixed RSUs”	means the restricted share units that may be settled by the Company in either cash or Fixed Shares issued pursuant to the Amended and Restated Omnibus Equity Incentive Plan at or following the Amendment Time, which are outstanding as of the Acquisition Time.

“Fixed Share Replacement Securities”	means Fixed Options, Fixed RSUs, Fixed Compensation Options to acquire Fixed Shares in replacement of the options, restricted share units, compensation options and warrants to acquire Existing SVS that are outstanding immediately prior to the Amendment Time in order to account for the Capital Reorganization.
“Fixed Shares”	means the Class E subordinate voting shares of the Company to be created pursuant to the Amended Plan of Arrangement and designated as subordinate voting shares, each entitling the holder thereof to one vote per share at shareholder meetings of the Company.

“Floating Call Option”	means, pursuant to the special rights and restrictions of the Floating Shares, the embedded option of Canopy Growth to acquire each Floating Share at the Acquisition Time, on the terms and conditions set forth in Exhibit B to the Amended Plan of Arrangement.

“Floating Call Option Exercise Notice”	means a notice in writing, substantially in the form attached as Exhibit E to the Amended Plan of Arrangement. delivered by Canopy Growth to the Company (with a copy to the Depositary) stating that Canopy Growth is exercising its rights pursuant to the Floating Call Option to acquire all (but not less than all) of the Floating Shares on the Acquisition Date, subject to the satisfaction or waiver of the Acquisition Closing Conditions.

“Floating Cash Consideration”	means a cash amount in US$ equal to the product of the Floating Share Consideration multiplied by the volume weighted average trading price expressed in US$ of the Canopy Growth Shares on the NYSE (or other recognized stock exchange on which the Canopy Growth Shares are primarily traded if not then traded on the NYSE, as determined by volume) for the 30 trading day period immediately prior to the Floating Rate Date.

“Floating Compensation Options”	means the compensation options and the warrants to purchase Floating Shares issued by the Company at or following the Amendment Time, which are outstanding as of the Acquisition Time

“Floating Consideration”	means, at the option of Canopy Growth pursuant to the Floating Call Option Exercise Notice, either (i) the Floating Share Consideration; (ii) the Floating Cash Consideration; or (iii) a combination of (i) and (ii) in such amount as Canopy Growth shall determine in accordance with the Amended Plan of Arrangement; provided that in no circumstances shall the non-cash portion of the aggregate Floating Consideration include Canopy Growth Shares in an amount greater than the Floating Share Maximum without the prior written consent of Canopy Growth.

“Floating Options”	means the options to purchase Floating Shares issued pursuant to the Amended and Restated Omnibus Equity Incentive Plan at or following the Amendment Time, which are outstanding as of the Acquisition Time.

“Floating Rate”

means the fraction, calculated to six decimal places, determined by the formula A/B where:

“A” equals the volume weighted average trading price expressed in US$ of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period immediately prior to the Floating Rate Date, subject to a minimum amount of US$6.41 and

“B” equals the volume weighted average trading price expressed in US$ of the Canopy Growth Shares on the NYSE (or other recognized stock exchange on which the Canopy Growth Shares are primarily traded if not then traded on the NYSE, as determined by volume) for the 30 trading day period immediately prior to the Floating Rate Date.

“Floating Rate Date”	means the date of the exercise (or deemed exercise) of the Canopy Call Option.

“Floating Ratio”

means the Floating Rate of a Canopy Growth Share to be issued by Canopy Growth for each one Floating Share exchanged pursuant to the Amended Arrangement, provided that, if the aggregate number of Floating Shares on a Fully-Diluted Floating Basis at the Acquisition Time is greater than the number of Floating Shares set out in the definition of “Floating Ratio” in the Amended Plan of Arrangement, and Canopy Growth has not provided written approval for the issuance of such additional Securities, the Floating Ratio shall be the fraction, calculated to six decimal places, determined by the formula A x B/C, where:

“A” equals the Floating Rate,

“B” equals the number of Floating Shares on a Fully-Diluted Floating Basis issued at the Amendment Time pursuant to the steps in the Amended Plan of Arrangement up until Section 3.2(j), as increased for the issuance of such additional Securities in accordance with the Canopy Growth Approved Share Threshold, and

“C” equals the aggregate number of Floating Shares on a Fully-Diluted Floating Basis at the Acquisition Time,

in each case subject to adjustment in accordance with the Arrangement Agreement.

“Floating RSUs”	means the restricted share units that may be settled by the Company in either cash or Floating Shares issued pursuant to the Amended and Restated Omnibus Equity Incentive Plan at or following the Amendment Time, which are outstanding as of the Acquisition Time.

“Floating Share Replacement Securities”	means Floating Options, Floating RSUs, Floating Compensation Options to acquire Floating Shares in replacement of the options, restricted share units, compensation options and warrants to acquire Existing SVS that are outstanding immediately prior to the Amendment Time in order to account for the Capital Reorganization.

“Floating Shareholder”	means a registered or beneficial holder of one or more Floating Shares, as the context requires.

“Floating Share Consideration”	means that number of Canopy Growth Shares issuable per Floating Share based on the Floating Ratio.

“Floating Share Maximum”	has the meaning ascribed thereto in Section 1.1 of the Amended Plan of Arrangement.

“Floating Shares”	means the Class D subordinate voting shares of the Company to be created pursuant to the Amended Plan of Arrangement, each entitling the holder thereof to one vote per share at shareholder meetings of the Company.

“Foros”	means Foros Securities LLC, financial advisor to the Company.

“FTC”	means the United States Federal Trade Commission.

“Fully Diluted Basis”	means the aggregate number of Fixed Shares assuming the conversion, exercise or exchange, as applicable, of the Fixed Multiple Shares, Fixed Options, Fixed RSUs, Fixed Compensation Options and any other warrants, options or other securities, including the Common Membership Units and USCo2 Shares, convertible into or exercisable or exchangeable for Fixed Shares (as such convertible securities have been adjusted to reflect the Capital Reorganization, as applicable and assuming the conversion of any underlying Fixed Multiple Shares) but excluding, for greater certainty, the Floating Shares, the Floating Options, the Floating RSUs and the Floating Compensation Options

“Fully Diluted Floating Basis”	means the aggregate number of Floating Shares assuming the conversion, exercise or exchange, as applicable, of the Floating Options, Floating RSUs and Floating Compensation Options and any other warrants, options or other securities convertible into or exercisable or exchangeable for Floating Shares, including assuming the conversion, exercise or exchange, as applicable, of the Common Membership Units and the USCo2 Shares.

“GAAP”	means: (i) generally accepted accounting principles as set out in the CPA Canada Handbook – Accounting for an entity that prepares its financial statements in accordance with IFRS, at the relevant time, applied on a consistent basis; and (ii) means U.S. GAAP for an entity that, in accordance with applicable corporate and securities Laws, prepares its financial statements in accordance with U.S. GAAP.

“Governmental Entity”	means any (i) international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) subdivision or authority of any of the above, (iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) stock exchange.

“Hemp”

means hemp and derivatives thereof, including, without limitation, cannabidiol (CBD), to the extent such products are not considered a controlled substance pursuant to the Controlled Substances Act, 21 USC 801 et seq.

“Hempco”	means an affiliate of the Company that operates solely in the hemp industry in full compliance with all applicable Laws.

“High Street”	means High Street Capital Partners, LLC, a Delaware limited liability company.

“Housekeeping Amendments”	means all amendments to the TRA, the Tax Receivable Bonus Plans, the High Street Operating Agreement, the USCo2 Constating Documents, the Coattail Agreement, the Lock-up and Incentive Agreements as may be determined by the Company to be necessary, acting reasonably, to (i) ensure that the terms of the Amended Plan of Arrangement can be carried out as contemplated therein, (ii) provide that Mr. Murphy will continue indefinitely (and regardless of whether Mr. Murphy ceases to be a director of the Company) as the administrator of the Tax Receivable Bonus Plans, (iii) enable the acceleration of vesting of awards provided to such Specified Individuals as contemplated in the Amending Agreement, (iv) enable Mr. Murphy’s existing Acreage RSUs (including any Replacement RSUs) to vest in accordance with the terms thereof regardless of Mr. Murphy ceasing to be an employee or officer of the Company, provided that Mr. Murphy remains a director of the Company, and (v) make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, is advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

“High Street Operating Agreement”	means the Third Amended and Restated Operating Agreement of High Street, d/b/a Acreage Holdings LLC, a Delaware limited liability company, dated November 14, 2018, as amended on May 10, 2019 and June 27, 2019, by and among High Street and the members signatory thereto.

“High Street Holder”	means any holder of High Street Units, excluding Acreage and USCo.

“High Street Units”	means, collectively, the Common Membership Units and the Profit Interests.

“HSR Act”	means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, supplemented or restated from time to time and any successor to such statute and the rules and regulations promulgated thereunder.

“Identified States”	means Connecticut, Maine, Massachusetts, New Hampshire, New York, New Jersey, Pennsylvania, Illinois and Ohio.

“IFRS”	means International Financial Reporting Standards as issued by the International Accounting Standards Board, as incorporated in the CPA Canada Handbook at the relevant time applied on a consistent basis.

“Initial Advance”	means the first advance of US$50,000,000 of the Loan under the Debenture.
“Initial Business Plan”	means the Company’s business plan for the fiscal years ending December 31, 2020 through December 31, 2029, a copy of which is attached as a schedule to the Proposal Agreement.
“Intellectual Property”	has the meaning ascribed thereto under the heading “Transaction Agreements – A&R License”.
“Interested Parties”	has the meaning ascribed thereto under the heading “Securities Laws Matters – Canadian Securities Laws – Multilateral Instrument 61-101”.

“Interim Failure to Perform”

means that:

(a)     an Approved Business Plan does not comply with the Mandatory Requirements; or

(b)    the Company and the Subsidiaries have not complied with an Approved Business Plan as determined at the Quarterly Determination Date and either:

(i)            the Pro-Forma Revenue at the Quarterly Determination Date is less than 90% of the Pro-Forma Net Revenue Target for the relevant fiscal year, as determined on a year-to-date basis; or

(ii)          the Consolidated EBITDA at the Quarterly Determination Date is less than 90% of the Consolidated Adj. EBITDA Target for the relevant fiscal year, as determined on a year-to-date basis.

“Interim Period”	means the period from April 18, 2019 until the earlier of (i) the date the Acquisition is completed; and (ii) the date that the Arrangement Agreement is terminated in accordance with its terms.

“Intermediary”	means an intermediary such as a bank, trust company, securities dealer, broker, trustee or administrator of a self-administered registered retirement savings plan, registered retirement income fund, registered education savings plan or similar plan or other nominee.

“Interest Coverage Ratio”	is calculated as EBITDA for the reporting period divided by the interest expense during the same reporting period

“IRS”	has the meaning ascribed thereto under the heading “Certain United States Federal Income Tax Considerations”.

“Joint Tax Election”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“Kingsdale Advisors”	means Kingsdale Partners L.P., operating as Kingsdale Advisors, the Company’s strategic shareholder advisor and proxy solicitation agent.

“knowledge of Acreage”	means the actual knowledge, after due and reasonable inquiry, of Acreage’s Interim Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and General Counsel.

“Law” or “Laws”	means, with respect to any Person, any and all applicable law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.

“Lender”	means the affiliate of Canopy Growth that will provide the Loan pursuant to the Debenture.

“Letter of Transmittal”	means the letter of transmittal to be sent by the Company to Registered Shareholders following the receipt by the Company of the Canopy Call Option Exercise Notice or the Triggering Event Notice, as the case may be, and, if applicable, the Floating Call Option Exercise Notice.

“Loan”	means a loan of up to US$100,000,000 to be advanced by the Lender to Hempco pursuant to and in accordance with the Debenture.

“Lock-up and Incentive Agreements”	means the respective lock-up and incentive agreements entered into between the Company, Canopy Growth and each of Mr. Murphy, Glen Leibowitz, Robert Daino and James Doherty pursuant to the Arrangement Agreement as a condition to the implementation of the Existing Arrangement.

“Licensing Criteria”	has the meaning ascribed thereto in the A&R License.

“Licensors”	Means, collectively, TS Brandco and Tweed.

“Managed Entities”	means Persons (other than Subsidiaries) where the Company or its Subsidiaries fully operate all aspects of the business of such Persons through management service or other contracts.
“Management Service Agreement”	has the meaning ascribed thereto under the heading “Transaction Agreements – Amending Agreement”.
“Mandatory Requirements”	means a Business Plan that (i) limits operations to the Identified States and the State of Florida if the Acreage Board approves expanding the operations of Acreage or any of its Subsidiaries to the State of Florida; (ii) is fully funded from a liquidity perspective with the necessary levels of working capital in order to achieve the Business Plan; (iii) ensures Acreage will generate positive Consolidated EBITDA by the fiscal quarter commencing January 1, 2021 and every fiscal quarter thereafter in accordance with the Consolidated Adj. EBITDA Target; (iv) ensures Acreage will generate positive Operating Cash Flow from operations by the fiscal quarter commencing January 1, 2021 and every fiscal quarter thereafter; (v) ensures the Company will generate Pro-Forma Revenue in accordance with the Pro-Forma Net Revenue Target; (vi) limits capital expenditures to the Identified States with a prohibition on new capital expenditures and capital leases outside of the Identified States; (vii) limits corporate overhead expenditures as a percentage of consolidated revenue of Acreage and its Subsidiaries calculated in accordance with U.S. GAAP to 25.0%, 20.0% and 15.0% for the fiscal years ending December 31, 2021, December 31, 2022 and December 31, 2023, respectively; (viii) maintains a minimum net working capital amount of US$10,000,000 and a minimum non-restricted cash and cash equivalent balance of US$5,000,000; and (ix) limits Company Debt such that the Interest Coverage Ratio during the applicable fiscal quarter is at least 4.0.

“Material Failure to Perform”	has the meaning ascribed thereto under the heading “Transaction Agreements - Amending Agreement - Covenants Regarding Acreage’s Business Plans”.

“Meeting”	means the special meeting of Shareholders, including any adjournment or postponement thereof in accordance with the terms of the Proposal Agreement, to be called and held in accordance with the Amendment Interim Order to consider, among other things, the Amendment Resolution.

“Meeting Materials”	has the meaning ascribed thereto under the heading “General Proxy Information – Non-Registered Shareholders”.

“Merger”	has the meaning ascribed thereto under the heading “The Amended Arrangement - Principal Steps of the Amended Arrangement”.

“Mergeco”	has the meaning ascribed thereto under the heading “The Amended Arrangement - Principal Steps of the Amended Arrangement”.

“Mergeco Fixed Shares”	means the subordinate voting shares of Mergeco.

“MI 61-101”	means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

“misrepresentation”	has the meaning ascribed thereto in the Securities Act.

“Mr. Murphy Amount”	has the meaning ascribed thereto under the heading “Securities Law Matters – Canadian Securities Laws - Multilateral Instrument 61-101”.

“Named Executive Officers”	has the meaning ascribed thereto in the Securities Act.

“New Fairness Opinion”	means the opinion of Eight Capital to the effect that, as of the date of such opinion, and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by the Shareholders (other than Canopy Growth and/or its affiliates) pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders (other than Canopy Growth and/or its affiliates), a copy of which is attached as Appendix “D” to this Circular.

“NI 41-101”	means National Instrument 41-101 – General Prospectus Requirements.

“NI 51-102”	means National Instrument 51-102 – Continuous Disclosure Obligations.

“NI 52-110”	means National Instrument 52-110 - Audit Committees.

“NI 51-102F5”	means Form 51-102 – Information Circular.

“NI 54-101”	means National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer.

“NI 62-104”	means National Instrument 62-104 – Take-over Bids and Issuer Bids.

“Non-Canadian Holder”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“Non-Core Divestitures”	means the proposed divestiture by the Company of all assets outside of the Identified States.

“Non-Registered Shareholder”	means: (i) prior to the Amendment Time, a non-registered holder of Existing Shares whose Existing Shares are registered in the name of an Intermediary; and (ii) following to the Amendment Time, a non-registered holder of Shares whose Shares are registered in the name of an Intermediary.

“Non-U.S. Holder”	has the meaning ascribed thereto under the heading “Certain United States Federal Income Tax Considerations”.

“Notice of Dissent”	has the meaning ascribed thereto under the heading “The Amended Arrangement – Dissent Rights”.

“Notice of Meeting”	means the Notice of Special Meeting of Shareholders that accompanies this Circular.

“NYSE”	means the New York Stock Exchange.

“officer”	has the meaning ascribed thereto in the Securities Act (Ontario).

“Operating Cash Flow”	means cash flows from operating activities as calculated in accordance with U.S. GAAP.

“Option Premium”	means the aggregate cash payment of US$300,000,000 that was made to holders of Existing Shares, the High Street Holders and the USCo2 Holders pursuant to the Existing Arrangement as consideration for the grant of the Existing Canopy Option.

“Option Shares”	has the meaning ascribed thereto under the heading “Transaction Agreements – Amending Agreement”.

“Original Credit Agreement”	means the credit agreement dated March 6, 2020 between Acreage Finance Delaware, LLC, as borrower, and Acreage IP Holdings, LLC, Prime Wellness of Connecticut, LLC, D&B Wellness, LLC and Thames Valley Apothecary, LLC, as guarantors, and Poppins, as lender, administrative agent and collateral agent.

“Original License”	means the intellectual property and trademark license agreement between Canopy Growth and the Company dated as of June 27, 2019.
“OSC”	means the Ontario Securities Commission.

“OSC Rule 56-501”	means Ontario Securities Commission Rule 56-501.

“OTCQX”	means the OTCQX® Best Market by OTC Markets Group.

“Parties”	means Acreage and Canopy Growth and “Party” means any one of them.

“Paying Agent Agreement”	means the paying agent agreement to be entered into by Canopy Growth, the Company and the Paying Agent prior to the Amendment Time providing for the payment by Canopy Growth of the Aggregate Amendment Option Payment.

“Payout”	means any amount paid by the Company or any of its Subsidiaries over US$20,000,000 in order to either (i) settle; (ii) satisfy a judgment; or (iii) acquire the disputed minority non-controlling interest, in connection with the claim filed by EPMMNY LLC against certain Subsidiaries of the Company.

“Payout Value”	has the meaning ascribed thereto under the heading “The Amended Arrangement – Dissent Rights”.

“Person”	shall be broadly interpreted and includes any natural person, legal person, partnership, limited partnership, joint venture, unincorporated association or other organization, trust, trustee, executor, administrator or liquidator, regulatory body or agency, government or governmental agency, authority or entity (including any Governmental Entity), however designated or constituted and whether or not a legal entity.

“PFIC”	has the meaning ascribed thereto under the heading “Certain United States Federal Income Tax Considerations”.

“Poppins”	means IP Investment Company, LLC, a Delaware limited liability company.

“Pro-Forma Net Revenue Target”

means for each of the fiscal years ending December 31, 2020 through December 31, 2029, the Pro-Forma Net Revenue Target set forth for the applicable fiscal year in the Initial Business Plan, subject to adjustment in accordance with the terms of Proposal Agreement.

“Pro-Forma Revenue”

means the sum of (i) gross revenue for the Company and its Subsidiaries from results of operations as calculated in accordance with U.S. GAAP (and for greater certainty, net of discounts, buy-downs, promotions, bona fide returns and refunds and exclusive of the amount of any tax or fee imposed by any federal, provincial, state, local or municipal Governmental Entity directly on sales, including any excise taxes and/or taxes collected from customers if such tax is added to the selling price actually remitted to such Governmental Entity); and (ii) gross revenue of Managed Entities from results of operations as calculated in accordance with U.S. GAAP (and for greater certainty, net of discounts, buy-downs, promotions, bona fide returns and refunds and exclusive of the amount of any tax or fee imposed by any federal, provincial, state, local or municipal Governmental Entity directly on sales, including any excise taxes and/or taxes collected from customers if such tax is added to the selling price actually remitted to such Governmental Entity), provided that such amounts from Managed Entities are not included in clause (i).

“Profit Interests”	means the Class C-1 units in the capital of High Street outstanding from time to time.

“Proposal Agreement”	means the proposal agreement dated June 24, 2020 between the Company and Canopy Growth.

“Proposal Interim Period”	means the period from June 24, 2020 until the Amendment Date.

“Proposed Amendments”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“proxyholder”	means a Person that is duly appointed by a Shareholder to be that Shareholder’s representative at the Meeting.

“Purchaser Acquisition Closing Conditions”	has the meaning ascribed thereto in the Arrangement Agreement.

“Purchaser Material Adverse Effect”	has the meaning ascribed thereto in the Arrangement Agreement.

“Record Date”	means [♦], 2020.

“Registered Plans”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations – Eligibility for Investment”.

“Registered Shareholder”	means: (i) prior to the Amendment Time, a registered holder of Existing Shares who is in possession of a physical share certificate or who is entitled to receive a physical share certificate and whose name and address are recorded in the Company’s shareholders’ register maintained by the Transfer Agent; and (ii) following to the Amendment Time, a registered holder of Shares who is in possession of a physical share certificate or who is entitled to receive a physical share certificate and whose name and address are recorded in the Company’s shareholders’ register maintained by the Transfer Agent.

“Regulatory Approval”	means any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity, in each case in connection with the Amended Arrangement.

“Related Parties”	has the meaning ascribed thereto under the heading “Securities Laws Matters – Canadian Securities Laws – Restricted Securities Matters”.

“Registrar”	means the Person appointed as the Registrar of Companies pursuant to Section 400 of the BCBCA.

“Replacement Compensation Options”	means options or rights to purchase Canopy Growth Shares granted by Canopy Growth in replacement of (i) Fixed Compensation Options; and/or (ii) if applicable, Floating Compensation Options.

“Replacement Option”	means an option or right to purchase Canopy Growth Shares granted by Canopy Growth in exchange for (i) Fixed Options; and/or (ii) if applicable, Floating Options.

“Replacement Option In-The-Money Amount”	means, in respect of a Replacement Option, the amount, if any, determined immediately after the exchange of the Fixed Options or the Floating Options, as applicable, by which the total Fair Market Value of the Canopy Growth Shares that a holder is entitled to acquire on exercise of the Replacement Option exceeds the aggregate exercise price payable to acquire such Canopy Growth Shares at that time.

“Replacement RSUs”	means restricted share units that may be settled in cash or Canopy Growth Shares granted by Canopy Growth in exchange for (i) Fixed RSUs; and (ii) if applicable, Floating RSUs.

“Required Director Criteria”	means an individual who (i) is independent (as defined in Section 1.4 and Section 1.5 of NI 52-110) of Canopy Growth and the Company; (ii) meets the qualification requirements to serve as a director under applicable Laws and the rules of any stock exchange on which the Shares are then listed; (iii) is not subject to any of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) under the U.S. Securities Act; (iv) is not subject to any (A) criminal convictions, court injunction, or restraining orders; (B) order of a state or federal regulator; (C) SEC disciplinary order; (D) SEC cease-and-desist order; (E) SEC stop order; (F) suspension or expulsion from membership in a self-regulatory organization; or (G) U.S. Postal Service false representation orders; (v) is financially literate (as defined in Section 1.6 of NI 52-110); (vi) has at least five years of service as a director or officer of a company listed on a recognized stock exchange in Canada or the United States; (vii) has at least five years of experience in the cannabis industry and/or consumer packaged goods industry and/or with a Fortune 500 company; (viii) has completed a directors’ education program; and (ix) has committed to a minimum of 14 hours of ongoing governance education annually.

“Required Filings”	means the records and information required to be provided to the Registrar pursuant to Section 292(a) of the BCBCA in respect of the Amended Arrangement, together with a copy of the Amendment Final Order.

“Required Officer Criteria”	means an individual who (i) meets the qualification requirements to serve as an officer under the rules of any stock exchange on which the Shares are then listed; (ii) is not subject to any of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) under the U.S. Securities Act; (iii) is not subject to any (A) criminal conviction, court injunction, or restraining order; (B) order of a state or federal regulator; (C) SEC disciplinary order; (D) SEC cease-and-desist order; (E) SEC stop order; (F) suspension or expulsion from membership in a self-regulatory organization; or (G) U.S. Postal Service false representation order; (iv) has sufficient qualification, education and experience to effectively carry out the responsibilities of the proposed position; and (v) has at least five years of experience in the cannabis industry and/or consumer packaged goods industry and/or with a Fortune 500 company.

“Response”	has the meaning ascribed thereto under the heading “The Amended Arrangement - Court Approval of the Amended Arrangement and Implementation of the Amended Arrangement”.

“RTO”	means the reverse takeover of Applied Inventions Management Corp. by the Company on November 14, 2018.

“SEC”	means the Securities Exchange Commission of the United States of America.

“Second Advance”	has the meaning ascribed thereto under the heading “Transaction Agreements - Debenture”.

“Section 3(a)(10) Exemption”	has the meaning ascribed thereto under the heading “The Amended Arrangement - Court Approval of the Amended Arrangement and Implementation of the Amended Arrangement”
“Section 367 Requirements”	has the meaning ascribed thereto under the heading “Questions and Answers About the Amended Arrangement, the Potential Acquisition and the Meeting - Q&A on the Amended Arrangement - Tax Consequences”

“Securities”	means, collectively, Fixed Shares, Fixed Multiple Shares, Floating Shares, Fixed Options, Floating Options, Fixed RSUs, Floating RSUs, Fixed Compensation Options and Floating Compensation Options.

“Securities Act”	means the Securities Act (Ontario), as amended from time to time.

“Securities Authorities”	means the Canadian Securities Regulators and the SEC.

“Securities Laws”	means Canadian Securities Laws and U.S. Securities Laws and all applicable stock exchange rules and listing standards.

“SEDAR”	means the System for Electronic Document Analysis and Retrieval as outlined in National Instrument 13-101 – System for Electronic Document Analysis and Retrieval, which can be accessed online at www.sedar.com.

“senior officer”	has the meaning ascribed thereto in MI 61-101.

“Share Exchange”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“Shareholder Approval”	means approval of the Amendment Resolution must by: (i) not less than 66⅔% of the votes cast on the Amendment Resolution by Shareholders present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class; (ii) not less than a simple majority of the votes cast by holders of Existing SVS and Existing PVS, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes of the Interested Parties pursuant to MI 61-101; and (iii) not less than a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding the votes of the Related Parties.

“Shareholders”	means: (i) prior to the Amendment Time, the registered or beneficial holders of the Existing Shares; and (ii) following the Amendment time, the registered or beneficial holders of the Shares.

“Shares”	means, collectively, the Fixed Shares, the Fixed Multiple Shares and the Floating Shares.

“Special Committee”	means the special committee of the Acreage Board formed in connection with the Amended Arrangement.

“Specified Individuals”	means Mr. Leibowitz, Mr. Daino, Mr. Doherty, John Boehner, Douglas Maine, Brian Mulroney and William C. Van Faasen.

“Standards”	has the meaning ascribed thereto under the heading “Transaction Agreements – A&R License”.

“Subsidiary”	has the meaning ascribed thereto in the Securities Act.

“Systems”	has the meaning ascribed thereto under the heading “Transaction Agreements – A&R License”.

“Target Cannabis Operator”	has the meaning ascribed thereto under the heading “Transaction Agreements – Amending Agreement”.

“Tax Act”	means the Income Tax Act (Canada), including all regulations made thereunder, as amended from time to time.

“Tax Instruction Letter”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“Tax Receivable Bonus Plan 1”	means the Second Amended and Restated Acreage Holdings Tax Receivable Bonus Plan dated June 27, 2019.

“Tax Receivable Bonus Plan 2”	means the Acreage Holdings Tax Receivable Bonus Plan II dated April 17, 2019.

“Tax Receivable Bonus Plans”	means, collectively, Tax Receivable Bonus Plan 1 and Tax Receivable Bonus Plan 2.

“taxable capital gain”	has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations”.

“Termination Expense Reimbursement”	means US$3,000,000.

“Territory”	has the meaning ascribed thereto under the heading “Transaction Agreements – A&R License”.
“TRA”	means the tax receivable agreement dated November 14, 2018 between USCo, High Street and, among others, the TRA Parties, as amended by that certain First Amendment to the Tax Receivable Agreement dated June 27, 2019.

“TRA Parties”	means each of Kevin Murphy, Melvin Yellin, Devin Binford, George Allen, James Doherty, Glen Leibowitz, Robert Daino, Christopher Tolford and Harris Damashek.

“Transfer Agent”	means Odyssey Trust Company.

“Treasury Regulations”	has the meaning ascribed thereto under the heading “Certain United States Federal Income Tax Considerations”.

“Triggering Event”	means the amendment of federal Laws in the United States to permit the general cultivation, distribution and possession of marijuana (as defined in 21 U.S.C 802) or to remove the regulation of such activities from the federal Laws of the United States.

“Triggering Event Date”	means the date on which the Triggering Event occurs.

“Triggering Event Notice”	means a notice in writing, substantially in the form attached as Exhibit D to the Amended Plan of Arrangement, delivered by Canopy Growth to the Company (with a copy to the Depositary) stating that the Triggering Event Date has occurred and specifying a Business Day (to be not less than 61 days and not more than 90 days following the date such Triggering Event Notice is delivered to the Company) on which the closing of the purchase and sale of the Canopy Call Option Shares pursuant to the Canopy Call Option is to occur, subject to the satisfaction or waiver of the Acquisition Closing Conditions.

“Trustee”	has the meaning ascribed thereto under the heading “Voting Securities And Principal Holders Thereof”.

“TS Brandco”	means TS Brandco Inc.

“TSX”	means the Toronto Stock Exchange.

“Tweed”	means Tweed Inc.

“U.S. Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“U.S. GAAP”	means generally accepted accounting principles in the United States.

“U.S. Holder”	has the meaning ascribed thereto under the heading “Certain United States Federal Income Tax Considerations”

“U.S. Securities Act”	means the United States Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“U.S. Securities Laws”	means all applicable securities legislation in the U.S., including the U.S. Securities Act, the U.S. Exchange Act, and the rules and regulations promulgated thereunder, including judicial and administrative interpretations thereof, and the Securities Laws of the states of the U.S.

“U.S. Treaty”	has the meaning ascribed thereto under the heading “Certain United States Federal Income Tax Considerations”.

“United States” or “U.S.”	means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“United States Persons”	has the meaning ascribed thereto under the heading “Certain United States Federal Income Tax Considerations”.

“USCo”	means Acreage Holdings America, Inc., a Subsidiary of Acreage existing under the Laws of the State of Nevada.

“USCo2”	means Acreage Holdings WC Inc., a subsidiary of the Company existing under the Laws of the State of Nevada.

“USCo2 Constating Documents”	means the constating documents of USCo2.

“USCo2 Holders”	means the holders of USCo2 Shares.

“USCo2 Shares”	means the outstanding Class B non-voting common shares in the capital of USCo2.

“VIF”	means a voting instruction form.

“Voting Agreements”

means, collectively, the respective voting support agreements dated June 24, 2020, between Canopy Growth and each of the Acreage Locked-up Shareholders setting forth the terms and conditions upon which the Acreage Locked-up Shareholders have agreed, among other things, to vote their Existing Shares FOR the Amendment Resolution.

“Yorkville Bridge Loan”	means the loan in the amount of US$11,000,000 made to the Company pursuant to an agreement dated May 29, 2020, bearing interest at an annual rate of 15% per annum, which loan becomes due and payable the earlier of (i) May 29, 2021, or (ii) on the consummation of one or more debt, equity or a combination of debt and equity financing transactions in which the Company and/or one or more of its existing or future Subsidiaries receive gross proceeds of US$40,000,000 or more.

GENERAL PROXY INFORMATION

Solicitation of Proxies

This Circular is furnished in connection with the solicitation of proxies by the management of the Company for use at the Meeting to be held at [♦] (New York time) on [♦], 2020 and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Meeting.

The solicitation of proxies will be made primarily by mail and may be supplemented by telephone or other personal contact by the directors, officers and employees of the Company. Directors, officers and employees of the Company will not receive any extra compensation for such activities. The Company has retained Kingsdale Advisors as its strategic shareholder advisor and proxy solicitation agent and will pay fees of approximately C$125,000 to Kingsdale Advisors for proxy solicitation services in addition to certain out-of-pocket expenses. The Company may pay brokers or other Persons holding Existing Shares in their own names, or in the names of nominees, for their reasonable expenses for sending forms of proxy and this Circular to beneficial owners of Existing Shares and obtaining proxies therefrom. The cost of any such solicitation will be borne by the Company.

No Person is authorized to give any information or to make any representation other than those contained in this Circular and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. The delivery of this Circular shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date hereof.

Meeting Format

The Company is holding the Meeting as a virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person.

To address potential issues arising from the unprecedented public health impact of COVID-19, comply with applicable public health directives that may be in force at the time of the Meeting, and to limit and mitigate risks to the health and safety of our communities, Shareholders, employees, directors and other stakeholders, we will be holding the Meeting in a virtual only format. Shareholders will not need to, or be able to, physically attend the Meeting.

The Meeting will be conducted via live webcast. In order to attend, participate, vote or ask questions at the Meeting, Shareholders must have a valid username. Guests are welcome to attend and view the webcast, but will be unable to participate in or vote at the Meeting. To join as a guest please visit the Meeting online at web.lumiagm.com/221798142 and select “Join as a Guest” when prompted.

Registered Shareholders and duly appointed proxyholders will be able to access the Meeting online at web.lumiagm.com/221798142. Such Persons may enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting:

•	Registered Shareholders: The control number located on the form of proxy is the username. The password for the Meeting is “Acreage2020” (case sensitive). If as a Registered Shareholder you are using your control number to access the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies for the Meeting and will be provided with the opportunity to vote by online ballot on the matters put forth at the Meeting. If you do not wish to revoke a previously submitted proxy, you will not be able to participate at the Meeting online and can only attend the Meeting as a guest.

•	Duly appointed proxyholders: Shareholders who wish to appoint a third-party proxyholder to represent them at the Meeting (including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting) MUST submit their duly completed proxy or VIF, as applicable, AND register the proxyholder in advance of the proxy cut-off at [♦] (New York time) on [♦], 2020. See “Appointment of a Third-Party as a Proxy”. Following registration of a proxyholder, the Transfer Agent will provide duly appointed proxyholders with a username by e-mail after the voting deadline has passed. The password for the Meeting is “Acreage2020” (case sensitive). Non-Registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but will not be able to participate in or vote at the Meeting.

Appointment of a Third-Party as a Proxy

The following applies to Shareholders who wish to appoint a Person, other than the management nominees set forth in the form of proxy or VIF, as proxyholder, including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting.

Shareholders who wish to appoint a third-party proxyholder to attend, participate in or vote at the Meeting as their proxy MUST submit their proxy or VIF (as applicable) appointing such third-party proxyholder AND register the third-party proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or VIF. Failure to register the proxyholder will result in the proxyholder not receiving a username to attend, participate in or vote at the Meeting.

•	Step 1 - Submit your proxy or VIF: To appoint a third-party proxyholder, insert such Person's name in the blank space provided in the form of proxy or VIF (if permitted) and follow the instructions for submitting such form of proxy or VIF. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or VIF. If you are a Non-Registered Shareholder located in the United States, you must also provide the Transfer Agent with a duly completed legal proxy if you wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third-party as your proxyholder. See “General Proxy Information – Legal Proxy – U.S. Non-Registered Shareholders” for additional details.

•	Step 2 - Register your proxyholder: To register a proxyholder, Shareholders MUST send an email to Acreage@odysseytrust.com by [♦] (New York time) on [♦], 2020 and provide the Transfer Agent with the required proxyholder contact information, the number of Existing Shares subject to the proxy, the name in which the Existing Shares are registered if they are a Registered Shareholder, or the name of the Intermediary holding the Existing Shares if they are a Non-Registered Shareholder, so that the Transfer Agent may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting.

If you are a Non-Registered Shareholder and wish to attend, participate in or vote at the Meeting, you have to insert your own name in the space provided on the VIF sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary.

The Persons named in the form of proxy accompanying this Circular are directors and/or officers of the Company. A Shareholder has the right to appoint a Person (who need not be a Shareholder), other than the Persons whose names appear in such form of proxy, to attend and act for and on behalf of such Shareholder at the Meeting virtually and at any adjournment or postponement thereof. Such right may be exercised by either striking out the names of the Person specified in the form of proxy and inserting the name of the Person to be appointed in the blank space provided in the form of proxy, or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to the Transfer Agent in time for use at the Meeting in the manner specified in the Notice of Meeting or depositing the completed and executed form of proxy with the Chair of the Meeting prior to the commencement of the Meeting or any adjournment or postponement thereof.

Legal Proxy – U.S. Non-Registered Shareholders

If you are a Non-Registered Shareholder located in the United States and wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third-party as your proxyholder, in addition to the steps described herein, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and VIF sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to the Transfer Agent. Requests for registration from Non-Registered Shareholders located in the United States that wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third-party as their proxyholder must be sent by e-mail to Acreage@odysseytrust.com and received by [♦] (New York time) on [♦], 2020.

Record Date

Only Shareholders of record as of the close of business on [♦], 2020 will be entitled to vote at the Meeting. No Shareholder who becomes a Shareholder after the Record Date shall be entitled to notice of, or to vote at, the Meeting.

HOW TO VOTE YOUR SHARES

Your vote is important. Please read the information below so that your Existing Shares are properly voted.

Registered Shareholders and Non-Registered Shareholders

How you vote your Existing Shares depends on whether you are a Registered Shareholder or a Non-Registered Shareholder. In either case, there are two ways you can vote at the Meeting – by appointing a proxyholder or by attending the Meeting.

Registered Shareholder

You are a Registered Shareholder if you hold one or more share certificates which indicate your name and the number of Existing Shares which you own. As a Registered Shareholder, you will receive a form of proxy from the Transfer Agent representing the Existing Shares you hold. If you are a Registered Shareholder refer to “How to Vote – Registered Shareholders” below.

Non-Registered Shareholder

You are a Non-Registered Shareholder if an Intermediary such as a securities dealer, broker, bank, trust company or other nominee holds your Existing Shares for you, or for someone else on your behalf, registered in the name of the nominee. In accordance with Securities Laws, the Company distributes copies of its Meeting materials to Non-Registered Shareholders to Intermediaries for onward distribution to Non-Registered Shareholders. As a Non-Registered Shareholder, you will most likely receive a VIF from Broadridge on behalf of the Intermediary holding your Existing Shares. It is also possible, however that in some cases you may receive a form of proxy directly from the Intermediary holding your Existing Shares. If you are a Non-Registered Shareholder, refer to “How to Vote – Non-Registered Shareholders” below.

Intermediaries who hold Existing Shares in “street name” for a Non-Registered Shareholder typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from Non-Registered Shareholder. However, Intermediaries are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” such as approval of the Amendment Resolution, without specific instructions from the Non-Registered Shareholder. Broker non-votes refers to Existing Shares held by an Intermediary that are present virtually or otherwise represented at the Meeting, but with respect to which the Intermediary is not instructed by the Non-Registered Shareholder to vote on the particular proposal and the Intermediary does not have discretionary voting power with respect to such proposal. Because all proposals for the Meeting are non-routine and non-discretionary, Acreage anticipates that there will not be any broker non-votes in connection with the Amendment Resolution. If an Intermediary holds your Existing Shares in “street name,” your Intermediary will vote your Existing Shares only if you provide instructions on how to vote by filling out the VIF sent to you by your Intermediary with this Circular.

How to Vote – Registered Shareholders

If you are a Registered Shareholder you may either vote by proxy or online at the Meeting.

Submitting Votes by Proxy

There are three ways to submit your vote by proxy, in accordance with the instructions on the form of proxy:

By Mail or Hand Delivery:	Odyssey Trust Company Attention: Proxy Department 323 – 409 Granville Street, Vancouver, BC V6C 1T2
Facsimile:	1.800.517.4553
By Internet:	https://www.shareholderaccountingsoftware.com/odyssey/pxlogin

Each completed form of proxy must be submitted no later than [♦] (New York time) on [♦], 2020, or, in the event that the Meeting is adjourned or postponed, not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the reconvened Meeting or any adjournment or postponement thereof.

If you are voting by facsimile or internet, you will need the pre-printed control number and holder account number on your form of proxy.

A form of proxy submitted by mail must be in writing, dated the date on which you signed it and signed by you (or your authorized attorney). If such a form of proxy is being submitted on behalf of a corporate Shareholder, the form of proxy must be signed by an authorized officer or attorney of that corporation, whose title should be indicated, and the corporate seal affixed if the corporation has a corporate seal. A form of proxy executed by a Person acting as attorney or in some other representative capacity should state such Person’s capacity following his or her signature and should be accompanied by the appropriate instrument evidencing qualification and authority to act. If a form of proxy submitted by mail is not dated, it will be deemed to bear the date on which it was sent to you.

Revocation of Proxies

A Registered Shareholder who has given a proxy may revoke the proxy at any time prior to use by: (i) depositing an instrument in writing, including another completed form of proxy, executed by such Registered Shareholder or by his or her attorney authorized in writing or by electronic signature, or, if the Registered Shareholder is a corporation, by an authorized officer or attorney thereof, or by transmitting by telephone or electronic means, a revocation signed, subject to the BCBCA, by electronic signature: (i) to the head office of the Company, located at 366 Madison Avenue, 11th Floor, New York, New York 10017, at any time prior to 5:00 p.m. (New York time) on the last Business Day preceding the day of the Meeting or any adjournment or postponement thereof; (ii) with the Chair of the Meeting on the day of the Meeting or any adjournment or postponement thereof, prior to the start of the Meeting or any adjournment or postponement thereof; or (iii) in any other manner permitted by Law.

Exercise of Discretion by Proxies

The Existing Shares represented by a valid form of proxy will be voted on any ballot that may be conducted at the Meeting, or at any adjournment or postponement thereof, in accordance with the instructions contained on the form of proxy and, if the Shareholder specifies a choice with respect to any matter to be acted on, the Existing Shares will be voted accordingly. In the absence of instructions, the Persons named in the form of proxy will vote such Existing Shares FOR the Amendment Resolution.

The enclosed form of proxy, when properly completed and signed, confers discretionary authority upon the Persons named therein to vote on any amendments to or variations of the matters described in the Notice of Meeting and on other matters, if any, which may properly be brought before the Meeting or any adjournment or postponement thereof, whether or not any amendments variations or other matters are routine or contested. As at the date hereof, management of the Company knows of no such amendments or variations or other matters to be brought before the Meeting. However, if any other matter which is not now known to management of the Company should properly be brought before the Meeting, or any adjournment or postponement thereof, the Existing Shares represented by such proxy will be voted on such matter in accordance with the judgment of the Persons named as proxy thereon.

Signing of Proxy

The form of proxy must be signed by a Registered Shareholder or the duly appointed attorney thereof authorized in writing or, if the Registered Shareholder is a corporation, by an authorized officer of such corporation. A form of proxy signed by the Person acting as attorney of the Registered Shareholder or in some other representative capacity, including an officer of a corporation which is a Registered Shareholder, should indicate the capacity in which such Person is signing. A Registered Shareholder or his or her attorney may sign the form of proxy or a power of attorney authorizing the creation of a proxy by electronic signature provided that the means of electronic signature permits a reliable determination that the document was created or communicated by or on behalf of such Registered Shareholder or by or on behalf of his or her attorney, as the case may be.

How to Vote – Non-Registered Shareholders

Only Registered Shareholders of the Company, or the Persons they appoint as their proxy, are entitled to attend, participate in and vote at the Meeting. The Existing Shares of a Non-Registered Shareholder) who beneficially owns Existing Shares will generally be registered in the name of either:

(a)	an Intermediary with whom the Non-Registered Shareholder deals in respect of their Existing Shares; or

(b)	a clearing agency (such as CDS Clearing and Depository Services Inc.) of which the Intermediary is a participant.

In accordance with the requirements of NI 54-101, the Company has distributed copies of the Notice of Meeting, this Circular and the accompanying form of proxy (collectively, the “Meeting Materials”) to the Intermediaries for onward distribution to Non-Registered Shareholders. Intermediaries are required to forward the Meeting Materials to Non-Registered Shareholders unless the Non-Registered Shareholders have waived the right to receive them. Intermediaries often use service companies such as Broadridge to forward the Meeting Materials to Non-Registered Shareholders. Generally, Non-Registered Shareholders who have not waived the right to receive Meeting Materials will be given either:

(a)	a VIF which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Shareholder and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow. Typically, the VIF will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form, the VIF will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label with a bar-code and other information. In order for the form of proxy to validly constitute a VIF, the Non-Registered Shareholder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or

(b)	a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of Existing Shares beneficially owned by the Non-Registered Shareholder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Shareholder when submitting the proxy. In this case, the Non-Registered Shareholder who wishes to submit a proxy should properly complete the form of proxy and deposit it with Odyssey Trust Company, 323 – 409 Granville Street, Vancouver, BC V6C 1T2.

In either case, the purpose of these procedures is to permit Non-Registered Shareholders to direct the voting of the Existing Shares they beneficially own. Should a Non-Registered Shareholder who receives either a VIF or a form of proxy wish to attend and vote at the Meeting (or have another Person attend and vote on its behalf), the Non-Registered Shareholder should strike out the names of the Persons named in the form of proxy and insert the Non-Registered Shareholder’s (or such other Person’s) name in the blank space provided or, in the case of a VIF, follow the directions indicated on the form. Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and their service companies, including those instructions regarding when and where the VIF or the form of proxy is to be delivered.

A Non-Registered Shareholder who has submitted a form of proxy may revoke it by contacting the Intermediary through which its Existing Shares are held and following the instructions of the Intermediary respecting the revocation of proxies.

Quorum

The quorum for the Meeting will be two Persons present virtually, each being a Shareholder entitled to vote thereat or a duly appointed proxy for an absent Shareholder so entitled, representing in the aggregate 25% of the votes attached to the issued and outstanding Existing Shares entitled to vote at such meeting. In the event that a quorum is not present at the time fixed for holding the Meeting, the Meeting shall stand adjourned to such date and to such time and place as may be determined by the Shareholders present at the Meeting.

Abstentions (as described in the section entitled “The Amended Arrangement—Required Shareholder Approvals”) are not counted for the purpose of determining whether a quorum is present. Because brokers do not have discretionary authority to vote on any of the proposals at the Meeting, if you do not instruct your bank, broker or other nominee to vote your Existing Shares, your Existing Shares will not be voted (“broker non-votes”) and are not counted for the purpose of determining the presence of a quorum.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Acreage Board has fixed [♦], 2020 (the “Record Date”) as the record date for the determination of the Shareholders entitled to receive the Notice of Meeting. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or at any adjournment or postponement thereof on the basis of: (i) one vote for each Existing SVS held; (ii) 40 votes for each Existing PVS held; and (iii) 3,000 votes for each Existing MVS held.

To be adopted, the Amendment Resolution must be approved by: (i) not less than 66⅔% of the votes cast on the Amendment Resolution by Shareholders present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class; (ii) not less than a simple majority of the votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes of the Interested Parties pursuant to MI 61-101; and (iii) not less than a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding the votes of the Related Parties. Abstentions and broker non-votes will not have any effect on the approval of the Amendment Resolution.

Since all of the holders of Existing MVS are Interested Parties, the votes with respect to all of the Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101. The votes attaching to the Existing SVS and Existing PVS held by the Interested Parties will also be excluded for the purposes of determining whether “minority approval” has been obtained for the purposes of MI 61-101. In addition, since all of the holders of Existing MVS are Related Parties, the votes with respect to all of the Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to OSC Rule 56-501 and NI 41-101. The votes attaching to the Existing SVS and Existing PVS held by the Related Parties will also be excluded for the purposes of determining whether “minority approval” has been obtained for the purposes of OSC Rule 56-501 and NI 41-101. See “The Amended Arrangement – Required Shareholder Approvals”, “Securities Law Matters – Canadian Securities Laws – Multilateral Instrument 61-101” and “Securities Law Matters – Canadian Securities Laws – Restricted Securities Matters”.

The authorized capital of the Company consists of an unlimited number of Existing SVS, an unlimited number of Existing PVS and 168,000 Existing MVS. As of [♦], 2020, the Company had: (i) [♦] Existing SVS outstanding; (ii) [♦] Existing PVS outstanding; and (iii) 168,000 Existing MVS outstanding.

Each Existing PVS is convertible at the option of the holder thereof into 40 Existing SVS. Each Existing MVS is convertible, at the option of the holder, into one Existing SVS. Each Existing MVS shall automatically convert, without any action on the part of the holder, into one Existing SVS upon the Acquisition Date.

The Existing SVS are “restricted securities” within the meaning of such term under applicable Canadian Securities Laws. As of the date of this Circular, the Existing SVS represent approximately [♦]% of the voting rights attached to outstanding Existing Shares, the Existing PVS represent approximately [♦]% of the voting rights attached to outstanding Existing Shares and the Existing MVS represent approximately [♦]% of the voting rights attached to outstanding Existing Shares.

On November 14, 2018, Acreage, Odyssey Trust Company, as trustee for the benefit of the holders of Existing SVS (in such capacity, the “Trustee”), Mr. Murphy and Murphy Capital, LLC, being the only Existing MVS Shareholders, entered into a coattail agreement (the “Coattail Agreement”) under which the Existing MVS Shareholders, as the only holders of Existing MVS, and holders of High Street Units, are prohibited from selling, directly or indirectly, any Existing MVS or High Street Units pursuant to a takeover bid, if applicable securities legislation would have required the same offer to be made to the Existing SVS Shareholders had the sale been a sale of Existing SVS rather than Existing MVS or High Street Units. The prohibition does not apply if a concurrent offer is made to purchase Existing SVS if: (i) the price per Existing SVS under such concurrent offer is at least as high as the price to be paid for the Existing MVS or High Street Units, assuming their conversion to Existing SVS; (ii) the percentage of Existing SVS to be taken up under such concurrent offer is at least as high as the percentage of Existing MVS or High Street Units to be sold; (iii) such concurrent offer is unconditional, other than the right not to take up and pay for any Existing SVS tendered if no Existing MVS or High Street Units are purchased; and (iv) such concurrent offer is in all other material respects identical to the offer for Existing MVS or High Street Units. The Coattail Agreement does not apply to prevent the sale or transfer of High Street Units to Mr. Murphy and members of his immediate family, or a Person or company controlled by Mr. Murphy or a member of his immediate family. If Existing SVS Shareholders representing not less than 10% of the then outstanding Existing SVS determine that the Existing MVS Shareholders or the Company have breached or intend to breach any provision of the Coattail Agreement, they may by written requisition require the Trustee to take such action as is specified in the requisition in connection with the breach or intended breach, and the Trustee is to forthwith take such action or any other action it considers necessary to enforce its rights under the Coattail Agreement on behalf of the Existing SVS Shareholders. The obligation of the Trustee to take such action on behalf of the Existing SVS Shareholders is conditional upon the provision to the Trustee of such funds and indemnity as it may reasonably require in respect of any costs or expenses it may incur in connection with such action. Existing SVS Shareholders may not institute any action or proceeding, or exercise any other remedy to enforce rights under the Coattail Agreement unless they have submitted such a requisition, and provided such funds and indemnity, to the Trustee, and the Trustee shall have failed to act within 30 days of receipt thereof. As a condition to the completion of the Amended Arrangement, the Housekeeping Amendments shall have been made on terms satisfactory to each of the Company and Canopy Growth, each acting reasonably, which includes, but is not limited to amendments to the terms of the Coattail Agreement to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Arrangement. Such amendments to the Coattail Agreement will be made to provide the proposed holders of Fixed Shares and Floating Shares with the same rights against the proposed holders of Fixed Multiple Shares as the Existing SVS Shareholders under the Coattail Agreement as at the date of this Circular.

As of the date hereof, neither Canopy Growth nor any of its affiliates owns, or controls or directs, directly or indirectly, any Existing Shares.

Additional information concerning the rights attaching to the Existing Shares can be found in the Acreage Annual Report, a copy of which has been filed on SEDAR at www.sedar.com under the Company’s profile and with the SEC and available on EDGAR at www.sec.gov/edgar.

As of the date of this Circular, to the knowledge of the directors and executive officers of the Company, except as set out below, no Person beneficially owns, or controls or directs, directly or indirectly, Existing Shares carrying 10% or more of the voting rights attached to any class of Existing Shares.

Name, Jurisdiction of Residence	Number of Shares (1)(3)	Class of Shares	Method of Ownership	Percentage of Class (1)(2)	Percentage of Voting Rights of the Existing Shares
Kevin Murphy (Texas, United States)	168,000	Existing MVS	Record and Beneficially	100%	[♦]%
	[♦](2)	Existing PVS	Beneficial	[♦]%	[♦]%
	[♦]	Existing SVS	Record and Beneficially	[♦]%	[♦]%

Notes:

(1) On a non-diluted basis, without giving effect to the exercise of securities convertible, redeemable or exchangeable into Existing SVS.

(2) [♦] of the Existing PVS are registered in the name of Murphy Capital, LLC, an entity over which Mr. Murphy exercises direction or control, and [♦] Existing PVS are registered in the name of The Kevin Murphy 2018 Annuity Trust over which Mr. Murphy exercises direction or control.

(3) Mr. Murphy also owns [♦] High Street Units, which High Street Units are redeemable or exchangeable, as applicable, subject to contractual restrictions, for newly-issued Existing SVS on a one-to-one basis.

THE AMENDED ARRANGEMENT

At the Meeting, Shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, the Amendment Resolution to approve, (i) the Amended Arrangement, (ii) the Amending Agreement, (iii) the Amended Plan of Arrangement, and (iv) the Amended and Restated Omnibus Equity Incentive Plan. The Proposal Agreement, the Amended Arrangement, the Acquisition, the Amended Plan of Arrangement, the terms of the Amending Agreement, related agreements and the Amended and Restated Omnibus Equity Incentive Plan are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the Proposal Agreement, the Amending Agreement, the Amended Plan of Arrangement and the Amended and Restated Omnibus Equity Incentive Plan, copies of which are attached as a schedule to the Proposal Agreement. A copy of the Proposal Agreement, including the schedules thereto, has been filed on the Company’s SEDAR profile at www.sedar.com and with the SEC and available on EDGAR at www.sec.gov/edgar. A copy of the Amending Agreement is also attached as Appendix “B” of this Circular. A copy of the Amended Plan of Arrangement is also attached as Appendix “C” of this Circular. A copy of the Amended and Restated Omnibus Equity Incentive Plan is also attached as Appendix “F” of this Circular.

To be adopted, the Amendment Resolution must be approved by: (i) not less than 66⅔% of the votes cast on the Amendment Resolution by Shareholders present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class; (ii) not less than a simple majority of the votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes of the Interested Parties pursuant to MI 61-101; and (iii) not less than a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding the votes of the Related Parties.

Since Mr. Murphy, the sole holder of Existing MVS, is an Interested Party, the votes cast by Mr. Murphy as a holder of Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101. The votes attaching to the Existing SVS and Existing PVS held by the Interested Parties will also be excluded for the purposes of determining whether “minority approval” has been obtained for the purposes of MI 61-101. In addition, since Mr. Murphy is a Related Party , the votes cast by Mr. Murphy as a holder of Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to OSC Rule 56-501 and NI 41-101. The votes attaching to the Existing SVS and Existing PVS held by the Related Parties will also be excluded for the purposes of determining whether “minority approval” has been obtained for the purposes of OSC Rule 56-501 and NI 41-101. See “The Amended Arrangement – Required Shareholder Approvals”, “Securities Law Matters – Canadian Securities Laws – Multilateral Instrument 61-101”, “Securities Law Matters – Canadian Securities Laws – Restricted Securities Matters” and “Interests of Certain Persons in the Amended Arrangement”. A copy of the Amendment Resolution is set out in Appendix “A” of this Circular.

After consulting with Acreage management and receiving advice and assistance of its financial and legal advisors, and after careful consideration of a number of alternatives and factors, including, among others, receipt of the unanimous recommendation from the Special Committee, the New Fairness Opinion and the factors set out below under the heading “Reasons for the Amended Arrangement”, the members of the Acreage Board unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) determined that the Amended Arrangement and entry into the Proposal Agreement are in the best interests of Acreage and are fair to the Shareholders and recommend that Shareholders vote FOR the Amendment Resolution.

Unless otherwise directed in properly completed forms of proxy, it is the intention of the Persons named in the enclosed form of proxy to vote FOR the Amendment Resolution. If you do not specify how you want your Existing Shares to be voted at the Meeting, the Persons named as proxyholders in the enclosed form of proxy will cast the votes represented by your proxy at the Meeting FOR the Amendment Resolution.

If the Amendment Resolution is adopted at the Meeting, the Amendment Final Order approving the Amended Plan of Arrangement is issued by the Court and the applicable conditions to the implementation of the Amended Arrangement are satisfied or waived, the Amended Arrangement is expected to take effect at 12:01 a.m. (Vancouver time) on the Amendment Date, which is expected to occur in [♦], 2020, or such other date as may be agreed by Canopy Growth and the Company.

Principal Steps of the Amended Arrangement

Under the Amended Plan of Arrangement, commencing at the Amendment Time, the following principal steps shall occur and shall be deemed to occur in the following order without any further act or formality:

(a)	Dissenting Shareholders. Each Existing Share held by a Dissenting Shareholder will be surrendered to Acreage and canceled, and each Dissenting Shareholder will cease to have any rights as a holder of such Existing Shares other than a claim against Canopy Growth in an amount determined and payable in accordance with such Dissenting Shareholder’s rights as outlined in the Amended Plan of Arrangement. The name of each Dissenting Shareholder shall be removed from the Company’s shareholder register. Each Dissenting Shareholder will cease to have any rights as a holder of such Existing Shares, other than a claim against Canopy Growth to be paid the fair value for each Existing Share in respect of which they have exercised Dissent Rights.

(b)	Aggregate Amendment Option Payment. At the Amendment Time, the Amendment Option Payment Paying Agent, on behalf of Canopy Growth, will pay the Aggregate Amendment Option Payment on a pro rata basis to each Shareholder, High Street Holder and USCo2 Holder.

(c)	Capital Reorganization. Acreage will complete a capital reorganization (the “Capital Reorganization”), pursuant to which it will amend its Notice of Articles and Articles to, among other things, create the Fixed Shares, Floating Shares and Fixed Multiple Shares and remove the Existing SVS, Existing PVS and Existing MVS. Pursuant to the Capital Reorganization (i) each outstanding Existing SVS will be exchanged for 0.7 of a Fixed Share and 0.3 of a Floating Share; (ii) each outstanding Existing PVS will be exchanged for 28 Fixed Shares and 12 Floating Shares; and (iii) each outstanding Existing MVS will be exchanged for 0.7 of a Fixed Multiple Share and 0.3 of a Floating Share. The Company expects that, promptly following the Amendment Time, the Existing SVS will be delisted from the CSE, and the Fixed Shares and Floating Shares will be listed on the CSE.

(d)	Capital Reorganization of Convertible Securities. In order to account for the Capital Reorganization: (A) each Acreage Option will be exchanged for (i) a Fixed Option to acquire such number of Fixed Shares as is equal to the number of Existing SVS that were issuable upon the exercise of such Acreage Option immediately prior to the Amendment Time, multiplied by 0.7, and (ii) a Floating Option to acquire such number of Floating Shares as is equal to the number of Existing SVS that were issuable upon the exercise of such Acreage Option immediately prior to the Amendment Time, multiplied by 0.3; (B) each Acreage Compensation Option will be exchanged for (i) a Fixed Compensation Option to acquire such number of Fixed Shares as is equal to the number of Existing SVS that were issuable upon the exercise of such Acreage Compensation Option immediately prior to the Amendment Time, multiplied by 0.7, and (ii) a Floating Compensation Option to acquire such number of Floating Shares as is equal to the number of Existing SVS that were issuable upon the exercise of such Acreage Compensation Option immediately prior to the Amendment Time, multiplied by 0.3; and (C) each Acreage RSU will be exchanged for (i) a Fixed RSU to acquire such number of Fixed Shares as is equal to the number of Existing SVS that were issuable upon the exercise of such Acreage RSU immediately prior to the Amendment Time, multiplied by 0.7, and (ii) a Floating RSU to acquire such number of Floating Shares as is equal to the number of Existing SVS that were issuable upon the exercise of such Acreage RSU immediately prior to the Amendment Time, multiplied by 0.3. The exercise price payable in respect of the Fixed Share Replacement Securities and Floating Share Replacement Securities will be multiplied by 0.7 or 0.3, as applicable to reflect the Capital Reorganization. Notwithstanding the foregoing, if required, the exercise price of the Fixed Options or Floating Options will be increased such that the Fixed Option In-The-Money Amount immediately after the exchange does not exceed the Acreage Option In-The-Money Amount of the Acreage Option (or a fraction thereof) exchanged for such Fixed Option or Floating Option immediately before the exchange. All other terms of the Fixed Share Replacement Securities and Floating Share Replacement Securities, including the term of expiry conditions to and manner of exercising will be the same as the securities for which they were exchanged, and the exchange shall not provide any additional benefits as compared to the original Acreage Option, Acreage Compensation Option or Acreage RSU. The Fixed Options, Floating Options, Fixed RSUs and Floating RSUs will be governed by the terms of the Amended and Restated Omnibus Equity Incentive Plan. The Existing Omnibus Incentive Plan is proposed to be replaced with the Amended and Restated Omnibus Equity Incentive Plan to reflect the Capital Reorganization and the creation of the Fixed Shares and Floating Shares.

Each Person (other than Canopy Growth or any affiliate of Canopy Growth) who, at any time after the Amendment Time and prior to the Acquisition Time, acquires a Fixed Share or a Floating Share, will hold Fixed Shares which are subject to the Canopy Call Option, and Floating Shares which are subject to the Floating Call Option; provided that, Canopy Growth will not be required to pay, nor will such Person be entitled to receive, any payment of the Aggregate Amendment Option Payment. Following the Amendment Time, Acreage will continue to operate as a stand-alone entity and to conduct its business independently, subject to compliance with certain covenants contained in the Amended Arrangement Agreement.

Upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event prior to the Acquisition Closing Outside Date, Canopy Growth will exercise (or be deemed to exercise) the Canopy Call Option and will, subject to the satisfaction or waiver of the Acquisition Closing Conditions, acquire all of the issued and outstanding Fixed Shares (including the Fixed Shares issued following the automatic conversion of the issued and outstanding Fixed Multiple Shares) in accordance with the Amended Plan of Arrangement. The Floating Call Option is exercisable for a period of 30 days following the exercise (or deemed exercise) of the Canopy Call Option and the acquisition of the Floating Shares pursuant to the Floating Call Option, if exercised, will take place concurrently with the acquisition of the Fixed Shares pursuant to the Canopy Call Option. No fractional Canopy Growth Shares will be issued pursuant to the Amended Plan of Arrangement. The Canopy Call Option and the Floating Call Option will expire 10 years from the Amendment Time.

Pursuant to the Amended Plan of Arrangement attached to this Circular at Appendix “C”, commencing at the Acquisition Time, each of the transactions or events set out below, among others, will occur as set out in the Amended Plan of Arrangement:

(a)	Exchange of Fixed Multiple Shares. Each issued and outstanding Fixed Multiple Share will be exchanged for one Fixed Share.

(b)	Transfer of Fixed Shares by Acreage Non-U.S. Shareholders. In accordance with the terms of the Canopy Call Option, each Fixed Share held by an Acreage Non-U.S. Shareholder will be deemed to be transferred to Canopy Growth for the Canopy Growth Share Consideration (or, in the event a Canopy Growth Change of Control has occurred prior to the Acquisition Date, the Alternate Consideration.

(c)	Canadian Tax Elections. Each Eligible Holder shall be entitled to make a joint tax election with Canopy Growth pursuant to section 85(1) or 85(2) of the Tax Act, as applicable, in respect of any Fixed Shares or Floating Shares transferred to Canopy Growth. Within 60 days of the Acquisition Date, Canopy Growth will make the relevant tax election forms available on its website. Any Eligible Holder who wants to make such election and otherwise qualifies to make such election may do so by providing to Canopy Growth two signed copies of the necessary election forms within 120 days following the Acquisition Date, duly completed with the details of the number of Fixed Shares and/or Floating Shares transferred and the applicable agreed amount or amounts for the purposes of such election. Duly completed tax election forms will then be signed by Canopy Growth and returned to such Eligible Holder by ordinary mail within 30 days after the receipt thereof by Canopy Growth for filing with the CRA (or the applicable provincial or territorial taxing authority). Canopy Growth will not be responsible for the proper completion of any election form, except for the obligation of Canopy Growth to sign and return duly completed election forms which are received by Canopy Growth within 120 days following the Acquisition Date. Canopy Growth will not be responsible for any taxes, interest or penalties resulting from the failure by an Eligible Holder to properly complete or file the election forms in the form and manner and within the time prescribed by the Tax Act (or any applicable provincial or territorial legislation).

(d)	Merger of Acreage with Canopy Growth Subco. Canopy Growth Subco will merge with and into Acreage (the “Merger”), except that the legal existence of Acreage will not cease and Acreage will survive the Merger (such surviving entity, “Mergeco”) and each Fixed Share held by an Acreage U.S. Shareholder will, in accordance with the Canopy Call Option, be deemed to be transferred to Canopy Growth for the Canopy Growth Share Consideration (or, in the event a Canopy Growth Change of Control has occurred prior to the Acquisition Date, the Alternate Consideration.

(e)	Canopy Growth and Mergeco Share Exchange. Each Fixed Share owned by Canopy Growth immediately prior to the Merger will be exchanged for one Mergeco Fixed Share

(f)	Floating Share Exchange. Each Floating Share outstanding immediately prior to the Merger shall be exchanged for one Mergeco Fixed Share.

(g)	Canopy Growth Subco and Mergeco Share Exchange. Each Canopy Growth Subco Share outstanding immediately prior to the Merger will be exchanged for one Mergeco Fixed Share.

(h)	Mergeco Consideration. In consideration for the Consideration Shares issued to the Acreage U.S. Shareholders in accordance with paragraph (d) above, Mergeco will issue to Canopy Growth one Mergeco Fixed Share for each Canopy Growth Share issued by Canopy Growth to the Acreage U.S. Shareholders.

(i)	Issuance of Replacement Options. Each Fixed Option will be exchanged for a Replacement Option to acquire from Canopy Growth such number of Canopy Growth Shares as is equal to: (A) the number of Fixed Shares that were issuable upon exercise of such Fixed Option immediately prior to the Acquisition Time, multiplied by (B) the Exchange Ratio in effect immediately prior to the Acquisition Time. Such Replacement Options will provide for an exercise price per Replacement Option equal to the quotient obtained when: (i) the exercise price per Fixed Share that would otherwise be payable pursuant to the Fixed Option it replaces is divided by (ii) the Exchange Ratio in effect immediately prior to the Acquisition Time. Except as provided in the Amended Plan of Arrangement, all terms and conditions of a Replacement Option will be the same as the Fixed Option for which it was exchanged and will be governed by the terms of Canopy Growth Equity Incentive Plan. Notwithstanding the foregoing, if required, the exercise price of a Replacement Option will be increased such that the Replacement Option In-The-Money Amount immediately after the exchange does not exceed the Fixed Option In-The-Money Amount of the Fixed Option (or a fraction thereof) exchanged for such Replacement Option immediately before the exchange.

(j)	Issuance of Replacement Compensation Options. Each Fixed Compensation Option will be exchanged for a Replacement Compensation Option to acquire from Canopy Growth such number of Canopy Growth Shares as is equal to: (A) the number of Fixed Shares that were issuable upon exercise of such Fixed Compensation Option immediately prior to the Acquisition Time, multiplied by (B) the Exchange Ratio in effect immediately prior to the Acquisition Time. Such Replacement Compensation Option will provide for an exercise price per Replacement Compensation Option equal to the quotient obtained when: (i) the exercise price per Fixed Share that would otherwise be payable pursuant to the Fixed Compensation Option it replaces is divided by (ii) the Exchange Ratio in effect immediately prior to the Acquisition Time. Except as provided in the Amended Plan of Arrangement, all terms and conditions of a Replacement Compensation Option will be the same as the Fixed Compensation Option for which it was exchanged.

(k)	Issuance of Replacement RSUs. Each Fixed RSU will be exchanged for a Replacement RSU to acquire from Canopy Growth such number of Canopy Growth Shares as is equal to: (A) the number of Fixed Shares that were issuable upon vesting of such Fixed RSU immediately prior to the Acquisition Time, multiplied by (B) the Exchange Ratio in effect immediately prior to the Acquisition Time. Such Replacement RSU will provide for a conversion price per Replacement RSU equal to the quotient obtained when: (i) the conversion price per Fixed Share that would otherwise be applicable pursuant to the Fixed RSU it replaces is divided by (ii) the Exchange Ratio in effect immediately prior to the Acquisition Time. Except as provided in the Amended Plan of Arrangement, all terms and conditions of a Replacement RSU will be the same as the Fixed RSU for which it was exchanged.

If the Floating Call Option is exercised, the following steps will occur concurrently with the closing of the acquisition of the Fixed Shares pursuant to the Canopy Call Option, as set out above:

(l)	Determination of Floating Consideration. Canopy Growth will publicly announce, by way of press release: (i) its determination that the Floating Consideration will be comprised solely of Floating Share Consideration, (ii) its determination that the Floating Consideration will be comprised solely of Floating Cash Consideration, or (iii) its determination that the Floating Consideration to be received for each Floating Share held shall be comprised of a proportion of Floating Share Consideration and a proportion of Floating Cash Consideration.

(m)	Transfer of Floating Shares. In accordance with the terms of the Floating Call Option, each Floating Share held by a Shareholder (other than Floating Shares held by Canopy Growth) will be deemed to be transferred to Canopy Growth for the Floating Consideration (or, in the event a Canopy Growth Change of Control has occurred prior to the Acquisition Date, the Alternate Floating Consideration, if, at the effective time of such Canopy Growth Change of Control, such Shareholder had been the registered holder of that number of Canopy Growth Shares which is equal to the number of Canopy Growth Shares which it would otherwise have been entitled to receive in exchange for its Floating Shares pursuant to the Amended Arrangement if the Acquisition had been completed effective immediately prior to the effective time of the Canopy Growth Change of Control).

(n)	Issuance of Replacement Options. Each Floating Option will be exchanged for a Replacement Option to acquire from Canopy Growth such number of Canopy Growth Shares as is equal to: (A) the number of Floating Shares that were issuable upon exercise of such Floating Option immediately prior to the Acquisition Time, multiplied by (B) the Floating Ratio in effect immediately prior to the Acquisition Time. Such Replacement Options will provide for an exercise price per Replacement Option equal to the quotient obtained when: (i) the exercise price per Floating Share that would otherwise be payable pursuant to the Floating Option it replaces is divided by (ii) the Floating Ratio in effect immediately prior to the Acquisition Time. Except as provided in the Amended Plan of Arrangement, all terms and conditions of a Replacement Option will be the same as the Floating Option for which it was exchanged and will be governed by the terms of Canopy Growth Equity Incentive Plan. Notwithstanding the foregoing, if required, the exercise price of a Replacement Option will be increased such that the Replacement Option In-The-Money Amount immediately after the exchange does not exceed the Acreage Option In-The-Money Amount of the Floating Option (or a fraction thereof) exchanged for such Replacement Option immediately before the exchange.

(o)	Issuance of Replacement Compensation Options. Each Floating Compensation Option will be exchanged for a Replacement Compensation Option to acquire from Canopy Growth such number of Canopy Growth Shares as is equal to: (A) the number of Floating Shares that were issuable upon exercise of such Floating Compensation Option immediately prior to the Acquisition Time, multiplied by (B) the Floating Ratio in effect immediately prior to the Acquisition Time. Such Replacement Compensation Option will provide for an exercise price per Replacement Compensation Option equal to the quotient obtained when: (i) the exercise price per Floating Share that would otherwise be payable pursuant to the Floating Compensation Option it replaces is divided by (ii) the Floating Ratio in effect immediately prior to the Acquisition Time. Except as provided in the Amended Plan of Arrangement, all terms and conditions of a Replacement Compensation Option will be the same as the Floating Compensation Option for which it was exchanged.

(p)	Issuance of Replacement RSUs. Each Floating RSU will be exchanged for a Replacement RSU to acquire from Canopy Growth such number of Canopy Growth Shares as is equal to: (A) the number of Floating Shares that were issuable upon vesting of such Floating RSU immediately prior to the Acquisition Time, multiplied by (B) the Floating Ratio in effect immediately prior to the Acquisition Time. Such Replacement RSU will provide for a conversion price per Replacement RSU equal to the quotient obtained when: (i) the conversion price per Floating Share that would otherwise be applicable pursuant to the Floating RSU it replaces is divided by (ii) the Floating Ratio in effect immediately prior to the Acquisition Time. Except as provided in the Amended Plan of Arrangement, all terms and conditions of a Replacement RSU will be the same as the Floating RSU for which it was exchanged.

Description of the Amended Arrangement

On June 24, 2020, Canopy Growth and Acreage entered into the Proposal Agreement, which sets out, among other things, the terms and conditions upon which the Amended Arrangement will be implemented, including the terms of the Amended Plan of Arrangement. The effectiveness of the Amending Agreement and the implementation of the Amended Plan of Arrangement is subject to the conditions set out in the Proposal Agreement, including, among others, obtaining the Shareholder Approval, Amendment Regulatory Approvals and the Amendment Final Order. Upon receipt of Shareholder Approval, the Amendment Regulatory Approvals, the Amendment Final Order and the satisfaction or waiver of all other conditions set out in the Proposal Agreement, including the Initial Advance of US$50,000,000 to Hempco pursuant to the Debenture, Canopy Growth and Acreage will execute the Amending Agreement, complete the Required Filings and implement the Amended Plan of Arrangement. See “Transaction Agreements – The Proposal Agreement”.

Pursuant to the Amended Plan of Arrangement, among other things, (i) the Company’s Articles will be amended to create the classes of Fixed Shares, Floating Shares and Fixed Multiple Shares, and (ii) provide Canopy Growth with the Canopy Call Option and the Floating Call Option. In accordance with the Amended Plan of Arrangement, promptly following the Amendment Time, the Amendment Option Payment Paying Agent will deliver the Aggregate Amendment Option Payment on a pro rata basis to the Shareholders, the High Street Holders and the USCo2 Holders. Following the Amendment Time, Acreage will continue to operate as a stand-alone entity and to conduct its business independently, subject to compliance with certain covenants contained in the Amended Arrangement Agreement. See “Transaction Agreements – Amending Agreement”.

If the Amending Agreement is executed, upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, Canopy Growth will exercise (or be deemed to exercise) the Canopy Call Option and subject to the satisfaction or waiver of the Acquisition Closing Conditions, Canopy Growth will (i) acquire all of the issued and outstanding Fixed Shares (following the mandatory conversion of the Fixed Multiple Shares into Fixed Shares) on the basis of the Exchange Ratio for each Fixed Share held at the Acquisition Time; and (ii) have the right (but not the obligation) exercisable for a period of 30 days following the Floating Rate Date, to exercise the Floating Call Option to acquire all of the issued and outstanding Floating Shares. Canopy Growth may acquire the Floating Shares for cash or Canopy Growth Shares or a combination thereof, in Canopy Growth’s sole discretion. If paid in cash, the price per Floating Share shall be equal to the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41. If paid in Canopy Growth Shares, each Floating Share will be exchanged for a number of Canopy Growth Shares equal to (i) the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41, divided by (ii) the volume-weighted average trading price (expressed in US$) of the Canopy Growth Shares on the NYSE (or such other recognized stock exchange on which the Canopy Growth Shares are primarily traded if not then traded on the NYSE) for the 30 trading day period immediately prior to the exercise (or deemed exercise) of the Canopy Call Option. The foregoing Floating Ratio is subject to adjustment in accordance with the Amended Plan of Arrangement if Acreage issues greater than the permitted number of Floating Shares prior to the Acquisition Date. No fractional Canopy Growth Shares will be issued pursuant to the Amended Plan of Arrangement. The Floating Call Option cannot be exercised unless the Canopy Call Option is exercised (or deemed to be exercised). The acquisition of the Floating Shares pursuant to the Floating Call Option, if exercised, will take place concurrently with the closing of the acquisition of the Fixed Shares pursuant to the Canopy Call Option.

If the Canopy Call Option is exercised (or deemed to be exercised) and the Acquisition of the Fixed Shares is completed, that will result in Canopy Growth becoming the owner of all of the Fixed Shares on the Acquisition Date, and the Company will become a partially-owned subsidiary of Canopy Growth. If the Floating Call Option is exercised and Canopy Growth acquires the Floating Shares on the Acquisition Date, the Company will be a wholly-owned subsidiary of Canopy Growth and Canopy Growth will continue the operations of Canopy Growth and Acreage on a combined basis. If Canopy Growth completes the Acquisition of the Fixed Shares but does not acquire the Floating Shares at the Acquisition Time, the Floating Call Option will terminate, and the Floating Shares shall remain outstanding.

In the event that the Canopy Call Option and the Floating Call Option are exercised (or deemed to be exercised), assuming the conversion of all outstanding securities of Acreage, on the Acquisition Date, existing Acreage Holders would own approximately [♦]% of the outstanding Canopy Growth Shares on a fully diluted basis and existing Canopy Growth Shareholders would own approximately [♦]% of the outstanding Canopy Growth Shares on a fully diluted basis, based on the number of securities of Acreage (on an as converted to Fixed Share basis) and Canopy Growth issued and outstanding as of the Announcement Date. If Acreage issues the maximum number of Shares permitted to be issued under the Canopy Growth Approved Share Threshold, on the Acquisition Date, existing Acreage Holders would own approximately [♦]% of the outstanding Canopy Growth Shares on a fully diluted basis and existing Canopy Growth Shareholders would own approximately [♦]% of the outstanding Canopy Growth Shares on a fully diluted basis, based on the number of securities of Acreage and Canopy Growth issued and outstanding as of the Announcement Date.

For further information regarding Canopy Growth following completion of the Amended Arrangement, see Appendix “H” – “Information Relating to Canopy Growth following Completion of the Acquisition”.

Amended and Restated Omnibus Equity Incentive Plan

Pursuant to the Amendment Resolution, the Existing Omnibus Incentive Plan is proposed to be replaced with the Amended and Restated Omnibus Equity Incentive Plan to reflect the Capital Reorganization and the creation of the Fixed Shares and Floating Shares. In addition, the Amended and Restated Omnibus Equity Incentive Plan is proposed to permit the acceleration of awards thereunder in the event that a holder’s employment is terminated by the Company following the implementation of the Amended Arrangement, or if such holder resigns following the one year anniversary of the implementation of the Amended Arrangement, and will not require a minimum restriction period in such instances.

See the Amended and Restated Omnibus Equity Incentive Plan attached as Appendix “F” hereto.

Background to the Amended Arrangement

On June 24, 2020, Acreage and Canopy Growth entered into the Proposal Agreement, which, among other things, sets out the terms and conditions for implementing the Amended Arrangement. The entering into of the Proposal Agreement is the result of extensive arm’s length negotiations among representatives of Acreage, Canopy Growth and their respective legal and financial advisors.

Since inception, Acreage made significant investments into its business for growth, operational and capital needs and suffered substantial losses. Following implementation of the Existing Arrangement on June 27, 2019, Acreage attempted to leverage the Existing Canopy Option and Acreage’s relationship with Canopy Growth in pursuit of various alternatives to finance Acreage’s business, including certain potential acquisition alternatives; however, these efforts were not successful. Given the structural limitations on financing alternatives imposed on companies operating in the U.S. cannabis industry and the challenging capital markets conditions that Acreage faced in the latter half of 2019, efforts to secure third party financing in late 2019 were unsuccessful. In particular, Acreage’s financing and strategic acquisition efforts were impacted by Acreage’s declining share price over the second half of 2019 and counterparties failing to value the Existing Canopy Option and Acreage’s relationship with Canopy Growth in the manner anticipated by Acreage. As a result of regulatory and compliance constraints, Canopy Growth was, and remains, restricted in its ability to directly or indirectly invest in Acreage.

Faced with a working capital shortfall in the fall of 2019, Acreage pursued various financing alternatives, including a strategy to raise US$100,000,000 from Poppins, with Poppins being funded by a number of potential counterparties. On February 7, 2020, Acreage announced (i) that one of its Subsidiaries entered into a credit facility (the “Credit Facility”) with an institutional lender (the “Institutional Lender”) pursuant to which a US$100,000,000 credit facility was established, with US$49,000,000 expected to be available upon the initial drawdown under the Credit Facility, subject to Acreage providing sufficient cash collateral; (ii) the entry into of non-binding letters of intent pursuant to which Poppins would provide a loan to a Subsidiary of Acreage in the amount of US$50,000,000 to provide cash collateral as security for the US$49,000,000 to be drawn under the Credit Facility; and (iii) a proposed private placement of units of Acreage for gross proceeds of US$30,000,000, including the Option for the subscribers to increase the aggregate Private Placement size by a further US$20,000,000.

On February 10, 2020, Acreage announced the closing of the Private Placement. Subsequently, on March 17, 2020, Acreage announced that it was only able to drawdown on US$21,000,000 pursuant to the Credit Facility with the Institutional Lender as it was only able to raise $22,000,000 from Poppins pursuant to the Original Credit Agreement, with US$21,000,000 of such amount provided by Mr. Murphy. The Company planned on raising US$50,000,000 pursuant to the Private Placement and the exercise of the Option; however, as a result of a decrease in the price of the Existing SVS, subscribers under the Private Placement did not exercise the Option. As a result of only being able to complete a portion of the targeted financing from Poppins and the Option not being exercised, Acreage remained significantly under-capitalized.

Throughout March of 2020, Acreage pursued additional financing sources through the assistance of several investment dealers and financial advisors. In addition, Acreage was approached by various parties regarding opportunities (the “Acquisition Opportunities”). Given the Existing Canopy Option and the terms of the Arrangement Agreement, proceeding with a certain potential Acquisition Opportunity (the “Proposed Acquisition Opportunity”) would have required the consent of Canopy Growth. In late March, William Van Faasen, at the time, an independent director on the Acreage Board, and Mr. James Doherty, Acreage’s Corporate Secretary and General Counsel, participated in a call with Mr. David Klein, Canopy Growth’s Chief Executive Officer to discuss the preliminary potential benefits of the Proposed Acquisition Opportunity and Acreage’s rationale for pursuing it as well as Acreage’s strained financial circumstances and Acreage’s need to focus on achieving breakeven cashflow and EBITDA.

On April 3, 2020, the Acreage Board met to discuss Acreage’s strategic alternatives, including the Proposed Acquisition Opportunity and the various financing alternatives that were being considered. On April 10, 2020, Acreage retained Foros to assist Acreage with exploring its strategic alternatives, including with Canopy Growth or other parties.

On April 14, 2020, a conference call was held among Mr. Van Faasen, a representative of Foros, and Mr. Klein. On this conference call, Mr. Klein reiterated Acreage’s need to prioritize achieving breakeven cashflow and EBITDA and indicated that Canopy Growth would be willing to consider alternatives to assist Acreage, provided that any such alternatives would be subject to a concurrent reduction of the Existing Exchange Ratio to 0.1 of a Canopy Growth Share to align with the then current trading prices of the Existing SVS and the Canopy Growth Shares. In addition, to address capital shortfalls and growth stagnation, and to mitigate against future business failures, the Parties began discussing potential amendments to the Existing Arrangement.

Throughout March and April, the COVID-19 pandemic further adversely impacted the sources of available capital and the terms of the financing options available to Acreage. Prospective lenders to Acreage proposed terms that included high interest rates and/or excessive costs of capital for Acreage and its Subsidiaries. The terms of certain of these proposals required Canopy Growth’s consent to avoid a breach of the Arrangement Agreement by Acreage. For loans that included the issuance of Existing SVS, the effective cost of capital to Canopy Growth was significantly higher due to the trading price of the Existing SVS relative to the Existing Exchange Ratio.

From mid-April to late May, 2020, Canopy Growth and Acreage engaged in various discussions regarding a number of potential financing options available to Acreage.

In early May, 2020, Mr. Murphy provided Mr. Klein with two term sheets from third parties that Acreage had entered into and which contemplated (i) a short-term bridge financing in the amount of US$15,000,000, and (ii) a secured term credit facility in the amount of up to US$50,000,000, which included an obligation to sell US$5,000,000 of Existing SVS on a monthly basis to be placed in a blocked account as well as a requirement to pledge all of the outstanding shares of Acreage’s Subsidiaries (collectively, the “Proposed Financing Transactions”).

On May 11, 2020, Mr. Murphy provided Mr. Phillip Shaer, Canopy Growth’s Chief Legal Officer, with a formal request for consent to certain aspects of the Proposed Financing Transactions, as such transactions had been further negotiated since the date of the term sheets entered into in respect thereof. On May 15, 2020, Mr. Shaer sent two letters to Mr. Murphy by way of e-mail and confirmed that Canopy Growth refused to consent to the Proposed Financing Transactions.

On May 15, 2020, Mr. Michael Lee, Canopy Growth’s Chief Financial Officer, contacted Mr. Glen Leibowitz, Acreage’s Chief Financial Officer, and advised Mr. Leibowitz that Canopy Growth would not consent to the Proposed Financing Transactions. Mr. Lee reiterated that Canopy Growth would only consider strategic alternatives in connection with a concurrent reduction of the Existing Exchange Ratio.

Following receipt of the letters from Mr. Shaer, Mr. Klein, Mr. Murphy and Mr. Van Faasen had a call on the afternoon of May 15, 2020. On this call, Mr. Klein suggested an alternative to the Proposed Financing Transactions, pursuant to which Canopy Growth would provide a loan of up to US$50,000,000 to a wholly-owned Subsidiary of Acreage operating solely in the hemp industry in full compliance with all applicable Laws. Mr. Klein also indicated that a third party may be willing to provide up to US$20,000,000 of short-term bridge financing to Acreage. The proposal from Canopy Growth was contingent on amending the Existing Arrangement to substantially reduce the Existing Exchange Ratio and restructure the Acreage share capital to provide for Fixed Shares and Floating Shares. Mr. Klein also indicated that Canopy Growth would require the imposition of significant additional operational covenants with respect to the conduct of Acreage’s business with a view to ensuring the survival and long-term profitability of Acreage, including holding Acreage’s management team to higher operational standards and accountable for achieving profitability against a realistic business plan for Acreage. Mr. Van Faasen advised Mr. Klein that Acreage would consider Canopy Growth’s proposal.

On the evening of May 15, 2020, the Acreage Board met with its financial advisors and with DLA Piper to discuss the Canopy Growth proposal and its strategic initiatives. The Acreage Board deliberated on the various alternatives available to it, including: (i) seeking financing on terms that would not require Canopy Growth consent in order to preserve the Existing Arrangement; (ii) proceeding with the Proposed Financing Transactions and disputing Canopy Growth’s assertions that such financings required Canopy Growth’s consent and that such consent, if required, was being reasonably withheld; and (iii) negotiating a comprehensive solution with Canopy Growth that would permit Acreage to continue as a going concern, work to achieve breakeven cashflow and EBITDA, achieve positive growth metrics, including expanding operations into the emerging US hemp industry and preserve value for Shareholders. The Acreage Board determined, after canvassing various financing alternatives (each of which had a high degree of risk in the face of not receiving Canopy Growth’s consent) and hearing from its advisors, that a public dispute with Canopy Growth would deter prospective lenders, jeopardize the Existing Arrangement and potentially prejudice Shareholders if Canopy Growth was successful in claiming that there was a breach of a material term of the Arrangement Agreement (in which case Canopy Growth would not be required to exercise the Existing Call Option). Accordingly, the Acreage Board after weighing the merits and risks of its alternatives and following discussions with representatives of Foros, elected to continue to engage with Canopy Growth and attempt to negotiate a comprehensive solution. The Acreage Board determined that, initially Mr. Van Faasen would act as the responsible independent director for purposes of these preliminary discussions with Canopy Growth.

From May 16 to May 20, 2020, Mr. Klein and Mr. Lee engaged in various discussions with representatives from Foros, Mr. Van Faasen, Mr. Murphy and Mr. Leibowitz. These discussions were, in large part, focused on providing Canopy Growth with a better understanding of Acreage’s strategic business plan, in particular, given Acreage’s announcement on April 3, 2020 that it was making a number of operational changes to enable Acreage to maintain its business goals of profitability and cash conservation and to execute its strategic plan. Acreage’s strategic business plan required Acreage to focus its operations in what it believed to be the “core” jurisdictions, which ultimately became the Identified States.

On May 21, 2020, Mr. Lee contacted Mr. Leibowitz and indicated that, based upon the strategic business plan that Acreage presented, Canopy Growth would be willing to proceed with a revised transaction on the following terms (the “Initial Canopy Proposal”): (i) each Existing SVS would be exchanged for 0.8 of a Fixed Share and 0.2 of a Floating Share; (ii) the Existing Exchange Ratio would be reduced from 0.5818 to 0.3150 of a Canopy Growth Share for each whole Fixed Share; (iii) Canopy Growth would have an option (but not an obligation) to acquire the Floating Shares based on a 30-day volume weighted trading price of the Floating Shares; (iv) the Canopy Growth Approved Share Threshold would be revised to permit a maximum of 25,000,000 Shares being available for future issuances (at this time, 25,000,000 Existing Shares remained available for issuance under the terms of the Arrangement Agreement out of a total of 58,000,000 Existing Shares); (v) a loan would be made to a wholly-owned Subsidiary of Acreage operating solely in the hemp industry in full compliance with all applicable Laws in the amount of US$50,000,000 to US$75,000,000; (vi) additional governance and operational covenants would be imposed with the aim of holding Acreage’s management to higher objective operational standards and to ensure there is accountability for achieving profitability against a realistic business plan for Acreage; (vii) Acreage would be required to restrict its ongoing business plan and operations to the Identified States; (viii) the exclusivity in the Arrangement Agreement would be amended such that the restrictions precluding Canopy Growth from acquiring multi-state operators that operate in states other than the Identified States would be removed; and (ix) up to an additional 2,700,000 Floating Options would be available to be granted to incentivize executives. In addition, Canopy Growth would consent to short-term financing for Acreage from a third party lender in an aggregate amount of US$20,000,000, available in two tranches of US$10,000,000 each, for a term of four months and secured by all of Acreage’s and its Subsidiaries’ assets (the “Short-Term Bridge Financing”).

Throughout these discussions, Acreage continued to pursue other strategic and financing alternatives which would not require Canopy Growth’s consent.

On May 22, 2020, Acreage management, Mr. Van Faasen, Mr. Maine and representatives from Foros met to discuss the Initial Canopy Proposal and the Short-Term Bridge Financing and to prepare a potential counterproposal to be delivered to Canopy Growth. The Acreage Board met on the evening of May 22, 2020 and approved a counterproposal to Canopy Growth (the “Initial Acreage Counterproposal”) that included, among other things, the following terms: (i) the Existing Exchange Ratio would be reduced from 0.5818 to 0.4 per Fixed Share; (ii) each Existing SVS would be exchanged for 0.6 of a Fixed Share and 0.4 of a Floating Share; (iii) no amendment would be made to the number of Shares under the Canopy Growth Approved Share Threshold; (iv) a loan would be made to a wholly-owned Subsidiary of Acreage operating solely in the hemp industry in full compliance with all applicable Laws in the amount of up to US$100,000,000; (v) certain thresholds with respect to the restrictions on Acreage’s business activities under the Arrangement Agreement would be reduced to provide additional flexibility to Acreage; (vi) Canopy Growth would consent to short-term bridge financing from a second lender in addition to the Short-Term Bridge Financing; and (vii) the Acreage Board would be permitted to authorize the accelerated vesting of certain Acreage Options and Acreage RSUs held by executives and to restructure the existing exercise price of certain outstanding Acreage Options (see “The Amended Arrangement - Interests of Certain Persons in the Amended Arrangement”).

On May 23, 2020, various discussions took place in respect of the Initial Acreage Counterproposal among Mr. Van Faasen, representatives of Foros, Mr. Murphy, Mr. Doherty and Mr. Leibowitz. On the evening of May 23, 2020, Mr. Leibowitz contacted Mr. Lee and delivered the Initial Acreage Counterproposal. On May 23, 2020, Mr. Lee countered the Initial Acreage Counterproposal with what he indicated was Canopy Growth’s “best and final” offer and the terms upon which he would be willing to present a proposal to Mr. Klein and the Board of Directors of Canopy Growth. Mr. Lee proposed the following terms: (i) each Existing SVS would be exchanged for 0.7 of a Fixed Share and 0.3 of a Floating Share; (ii) the Existing Exchange Ratio would be reduced from 0.5818 to 0.33 of a Canopy Growth Share for each Fixed Share; (iii) there would be an agreed-upon floor price for the Floating Shares; (iv) a loan would be made to a wholly-owned Subsidiary of Acreage operating solely in the hemp industry in full compliance with all applicable Laws, with US$50,000,000 being available at the Amendment Time and a further US$50,000,000 being available upon the achievement of certain agreed upon financial targets; (v) the Canopy Growth Approved Share Threshold would be revised to permit a maximum of 30,000,000 Shares being available for future issuances; (vi) Canopy Growth would not require Acreage consent for any acquisition of a U.S. multi-state operator, unless there was overlap with more than 20% of revenue in the Identified States; and (vii) any acquisition of a U.S. multi-state operator by Canopy Growth for consideration of US$150,000,000 or less would not require Acreage’s consent.

Mr. Leibowitz asked Mr. Lee to have Canopy Growth deliver a letter of intent setting out the terms of its revised proposal for the Acreage Board to consider. Discussions continued between members of management of Acreage, certain of its directors and Canopy Growth on May 24, 2020 and, on the evening of May 24, 2020, Mr. Klein sent an initial letter of intent (the “Initial LOI”) to Mr. Van Faasen. On May 25, 2020, Acreage received the initial draft term sheet in respect of the Short-Term Bridge Financing (“Initial Bridge Financing Term Sheet”).

On the morning of May 25, 2020, the Acreage Board met by conference call with representatives of Acreage management, Foros, DLA Piper and Cozen O’Connor, U.S. counsel to Acreage, to discuss the status of negotiations with Canopy Growth. At this meeting, the Acreage Board determined to form the Special Committee and appointed its members to lead the negotiations with Canopy Growth with the support of Mr. Van Faasen, Mr. Murphy and other members of the Acreage management team. Following this meeting, there was a further call between Mr. Van Faasen and Mr. Klein to clarify particular deal terms set out in the Initial LOI.

On May 25, 2020, DLA Piper provided the Acreage Board with a further written description of the duties of each of the members of the Acreage Board in connection with a potential change of control transaction (including the novel aspects of a proposed amendment to the Existing Canopy Option) and, on May 26, 2020, the Acreage Board met to receive a presentation from DLA Piper on such duties and obligations as well as some considerations based on the terms of the Initial LOI. On the evening of May 25, 2020, the Special Committee engaged Wildeboer Dellelce LLP, as counsel to the Special Committee. Representatives of Wildeboer Dellelce along with Cozen O’Connor and representatives of Foros attended the May 25, 2020 meeting of the Acreage Board.

On May 26, 2020, with input from Wildeboer Dellelce, DLA Piper provided a revised version of the Initial LOI to the Acreage Board along with a list of initial issues for discussion.

On May 27, 2020, the Acreage Board met by conference call to discuss the Initial LOI and to receive an update on discussions between Mr. Leibowitz and Mr. Maine with Mr. Lee. The Acreage Board also received an update from management on its ongoing negotiation of the Standby Equity Distribution Agreement and a potential convertible debenture offering. Following this meeting, with input from its financial and legal advisors, the Acreage Board agreed upon an initial issues list regarding the deal terms proposed in the Initial LOI.

On May 28, 2020, the Special Committee met to discuss the issues arising from the Initial LOI and to attend to certain procedural matters, including appointing Mr. Maine as the Chair of the Special Committee. The Special Committee also resolved to retain Eight Capital to provide a fairness opinion with respect to a potential transaction with Canopy Growth should the terms of such transaction be settled.

On May 29, 2020, Mr. Maine and Mr. Leibowitz discussed certain issues raised in the Initial LOI with Mr. Lee. Mr. Lee indicated that Canopy Growth’s position was that if Acreage determined to accept a “superior proposal” and terminate the Arrangement Agreement, the Existing Canopy Option would terminate and Canopy Growth expected a break-fee of US$300,000,000 to compensate Canopy Growth for the Option Premium paid at the time the Existing Arrangement was implemented.

On May 30, 2020, the Acreage Board met again with its external legal and financial advisors and counsel to the Special Committee to receive an update from Mr. Maine on the status of negotiations with Canopy Growth, including the discussions that took place on May 29, 2020 with Mr. Lee.

On June 1, 2020, following receipt of Canopy Growth’s consent, Acreage announced that it closed a private placement of convertible debentures in the principal amount of US$11,000,000 and that it had entered into the Standby Equity Distribution Agreement pursuant to which Acreage may, at its discretion, periodically sell to the Investor, and pursuant to which the Investor may, at its discretion, require Acreage to sell to it, up to US$50,000,000 of Existing SVS.

On June 2, 2020, at the direction of the Special Committee and the Acreage Board, with input from their financial and legal advisors, DLA Piper circulated a list of a number of significant issues with the transaction proposed in the Initial LOI to Cassels. In addition, on June 2, 2020, Mr. Maine and Mr. Boehner contacted Mr. Klein to discuss some of these significant issues and the lack of progress being made on the Short-Term Bridge Financing.

From the date of receipt of the Initial Bridge Financing Term Sheet, Acreage had continued to negotiate the terms of the Short-Term Bridge Financing. For a number of reasons, including the ever changing and increasingly onerous terms being requested by the lender, Acreage continued to aggressively pursue alternative financing options.

The Acreage Board met with its financial and legal advisors and counsel to the Special Committee on June 2, 2020 to receive an update from Mr. Maine on his discussions with Mr. Klein and to discuss Acreage’s alternative financing options given the urgent and immediate need for capital, including to make a necessary payment in connection with Acreage obtaining its operational license in New Jersey. Mr. Murphy explained to the Acreage Board that he had been presented with a term sheet proposal for a US$15,000,000 loan from an institutional lender (the “Alternative Bridge Loan”), which the Acreage Board determined would, if completed, be a better alternative than the Short-Term Bridge Financing.

From June 2 to June 5, 2020, representatives of Acreage, the Special Committee and Canopy Growth, including their external legal advisors, engaged in various discussions and negotiations regarding the terms of the potential amendments to the Existing Arrangement and all ancillary matters. On June 4, 2020, the Special Committee (with Eight Capital in attendance) met to receive an update on the discussions with respect to the principal issues based on discussions that DLA Piper and Wildeboer Dellelce had with Cassels.

On June 5, 2020, Cassels provided DLA Piper with initial drafts of the Proposal Agreement, Amending Agreement, Amended Plan of Arrangement, A&R License and Debenture (collectively, the “Draft Definitive Documents”).

From June 6 to June 8, 2020, various informal discussions took place between members of the Special Committee and the Acreage Board as well as representatives of Foros, DLA Piper, Cozen O’Connor and Wildeboer Dellelce.

On June 9, 2020, the Acreage Board met to review a memorandum prepared by DLA Piper and Cozen O’Connor, with input and advice from Wildeboer Dellelce and Acreage’s management team, setting out the material business and legal issues identified in the course of their review of the Draft Definitive Documents. These issues included, among others, (i) the inclusion of a right for Canopy Growth to terminate (in its sole discretion) the Existing Canopy Option in the event that the Amendment Resolution was not approved by Shareholders; (ii) the inclusion of a US$300,000,000 payment payable to Canopy Growth in certain circumstances, including a Change of Recommendation; (iii) there being no upfront consent from Canopy Growth for the sale of non-core assets or interests in the states other than the Identified States; (iv) the inclusion of an expense reimbursement fee payable to Canopy Growth in the event that the Amendment Resolution was not approved, even if Canopy Growth elected to terminate the Existing Canopy Option; (v) there being no requirement for Canopy Growth to make the initial advance of US$50,000,000 pursuant to the Debenture as a condition to the effectiveness of the Amended Plan of Arrangement; (vi) the inclusion of restrictions on Acreage’s ability to exceed the Canopy Growth Approved Threshold even after the Acquisition Time; (vii) the imposition of significant operational covenants with respect the conduct of Acreage’s business until such time, following the Acquisition Time, that Canopy Growth ceased to hold at least 25% of the outstanding Shares; and (viii) various adverse tax consequences to Acreage U.S. Shareholders as a result of the proposed deal structure.

Mr. Leibowitz, on behalf of Acreage’s management, presented the Acreage Board with management’s assessment of the implications of not completing the transaction with Canopy Growth, including an assessment of Acreage’s current liquidity constraints and operating cash flow deficiency, future financing requirements and ability to continue as a going concern. Mr. Leibowitz also provided the Acreage Board with an overview of the financing initiatives that had been pursued by management.

Following the June 9, 2020 Acreage Board meeting, various discussions and negotiations ensued between representatives of Acreage, led by Mr. Maine with support principally from Mr. Leibowitz and Mr. Doherty, and the respective legal advisors to Acreage, the Special Committee and Canopy Growth. From June 9 to June 19, 2020, various discussions regarding tax matters and the potential implications of the transaction on Shareholders, High Street Holders and USCo2 Holders were conducted. As described in more detail under the heading “Certain United States Federal Income Tax Considerations - Certain U.S. Federal Income Tax Consequences of the Amended Arrangement - Option Premium”, it was determined that Acreage U.S. Shareholders who received a portion of the Option Premium will be required to report (to the extent not previously included in income) the Option Premium as short term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective.

On June 12, Cassels provided DLA Piper with further revised drafts of the Draft Definitive Documents reflecting the recent discussions between the Parties.

On June 15, 2020, Mr. Maine, Mr. Van Faasen, members of Acreage management and representatives from Acreage’s financial and legal advisors met to discuss alternative transactions and, again revisited the alternative of not entering into the Proposal Agreement (the “Status Quo Strategy”). A further call with Mr. Maine, Mr. Van Faasen, members of Acreage management and representatives from Acreage’s financial and legal advisors to discuss the Status Quo Strategy, including the financial model related thereto, was convened for June 16, 2020. It was ultimately determined by Acreage management that the alternatives available to Acreage were less favorable than continuing to negotiate the potential transaction with Canopy Growth.

On June 17, 2020, Acreage announced the completion of the Alternative Bridge Loan. This financing was completed on more favorable terms than the proposed Short-Term Bridge Financing and provided a better strategic alternative for Acreage.

From June 12 to June 21, 2020, representatives of the Acreage Board (including members of the Special Committee) had numerous calls and videoconferences with members of management and representatives of Foros, DLA Piper, Cozen O’Connor and Wildeboer Dellelce on various occasions. Numerous calls and videoconferences also took place between representatives of Acreage, members of the Special Committee and Canopy Growth and their respective legal advisors. During the course of those discussions, Acreage requested that Canopy Growth provide additional cash consideration to Shareholders, High Street Holders and USCo2 Holders, with no adjustment to the negotiated 0.33 proposed Exchange Ratio. On June 20, 2020, the Acreage Board met to discuss the proposal from Canopy Growth to provide the Aggregate Amendment Option Payment in exchange for a reduction in the Exchange Ratio from 0.33 to 0.3048 and agreed to continue its negotiations on this basis.

Between June 12 and June 21, 2020, various revised versions of the Draft Definitive Documents were exchanged between Acreage’s legal advisors and Canopy Growth’s legal advisors. During this period, representatives of Acreage, led by Mr. Maine, and its legal advisors, and representatives of Canopy Growth and its legal advisors, engaged in negotiations with respect to the terms of the Draft Definitive Documents. Significantly, through its negotiations, the following changes, among others, were made to the terms of the Proposal Agreement, Amendment Agreement, Amended Plan of Arrangement, Debenture and A&R License: (i) an increase in the Shares available for issuance by Acreage pursuant the Canopy Growth Approved Share Threshold; (ii) the ability for the Acreage Board to make a Change in Recommendation and, should it do so, a US$300,000,000 break-fee would not be payable by Acreage (although a US$3,000,000 expense reimbursement payment would be required in certain circumstances); (iii) an upfront consent from Canopy Growth to permit Acreage to divest its assets and interests outside of the Identified States on terms acceptable to Acreage and to sell particular real property on terms that may be negotiated by Acreage; (iv) the inclusion of the Initial Advance of US$50,000,000 as a condition to the Amended Plan of Arrangement becoming effective; (v) the post-Acquisition Time operational covenants with respect to the conduct of Acreage’s business (including the Canopy Growth Approved Share Threshold surviving indefinitely) being limited and applying until such time as Canopy Growth ceased to hold at least 35% of the outstanding Shares; and (vi) the Aggregate Amendment Option Payment being paid to Shareholders, High Street Holders and USCo2 Holders to provide certainty of some payment given that the Canopy Call Option may never be exercised and to provide some immediate liquidity to Shareholders, High Street Holders and USCo2 Holders.

On June 21, 2020, the Special Committee met to receive (i) a presentation from DLA Piper on the near final terms negotiated in respect of the Proposal Agreement, Amendment Agreement, Amended Plan of Arrangement and matters ancillary thereto; (ii) a presentation from Eight Capital on the proposed terms of the Amended Arrangement, followed by a verbal opinion of Eight Capital that, subject to the assumptions set out in the New Fairness Opinion, the consideration to be received by Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders; and (iii) a presentation from Foros in respect of Acreage’s financing plan proposed under the Status Quo Strategy compared to the proposed financing plan under the Amended Arrangement. Following the delivery of the Eight Capital verbal opinion, the representatives from Eight Capital excused themselves from the meeting. Following the Foros presentation, the representatives of management, DLA Piper and Foros excused themselves from the meeting and the members of the Special Committee then engaged in a discussion of the relative merits and disadvantages of the proposed transaction with Canopy Growth. The Special Committee concluded that the anticipated benefits to Acreage and the Shareholders of the proposed amended transaction with Canopy Growth when balanced against the additional covenants and constraints contemplated thereby, exceed the anticipated benefits relative to the covenants and constraints under the terms of the Existing Arrangement. The Special Committee, after consultation with Acreage management and receipt of advice and assistance of its and Acreage’s financial and legal advisors, and after careful consideration of a number of alternatives and factors including, among others, the Status Quo Strategy, the New Fairness Opinion and the factors set out below under the heading “Reasons for the Amended Arrangement”, unanimously determined that the Amended Arrangement, including the entering into of the Proposal Agreement and the related agreements, are in the best interests of Acreage and its minority shareholders, and recommended to the Acreage Board that it approve and authorize Acreage to enter into the Proposal Agreement and related agreements. The foregoing was subject to, among other things, Acreage management continuing to work towards finalizing the Proposal Agreement on the terms presented to the Special Committee, and Canopy Growth obtaining all waivers and consents required in connection with its entry into the Proposal Agreement.

Following the meeting of the Special Committee on June 21, 2020, the Acreage Board convened and received similar presentations from DLA Piper and Foros as those provided to the Special Committee. Following these presentations, the Acreage Board received the unanimous recommendation of the Special Committee and considered and discussed such matters as the members of the Acreage Board determined to be necessary or appropriate. After consultation with Acreage management and receipt of advice and assistance of its financial and legal advisors, and after careful consideration of a number of alternatives and factors including, among others, the receipt of the unanimous recommendation of the Special Committee and the New Fairness Opinion and the factors set out below under the heading “Reasons for the Amended Arrangement”, the Acreage Board unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof): (i) determined that the Amended Arrangement and entry into the Proposal Agreement are in the best interests of Acreage and are fair to Shareholders and approved and authorized Acreage to enter into the Proposal Agreement and related agreements; and (ii) approved and authorized Acreage to enter into the Proposal Agreement and related agreements; and (iii) determined to recommend that Shareholders vote FOR the Amendment Resolution. The foregoing was subject to, among other things, Acreage management continuing to work towards finalizing the Proposal Agreement on the terms presented to the Acreage Board, and Canopy Growth obtaining all waivers and consents required in connection with its entry into the Proposal Agreement.

Following the approval of the Acreage Board, representatives of Acreage and Canopy Growth continued to negotiate various aspects of the definitive documents and legal counsel exchanged drafts thereof. Following these negotiations, the Acreage Board met again on June 22, 2020 to reaffirm its foregoing approval.

In accordance with the terms of a consent agreement between Canopy Growth and an affiliate of Constellation Brands, Inc. (“CBI”), Canopy Growth’s significant securityholder, Canopy Growth’s execution of the Proposal Agreement, the A&R License and certain ancillary documents was subject to Canopy Growth’s receipt of consent from CBI. On June 22, 2020, Mr. Doherty was advised that additional time was required to obtain CBI’s consent. On June 24, 2020, Canopy Growth confirmed that it had obtained the consents and approvals it required from CBI to proceed with the Amended Arrangement and the execution of the Proposal Agreement, the A&R License and the documents ancillary thereto. On June 24, 2020, Eight Capital reconfirmed its verbal fairness opinion in writing. Following this confirmation, the Proposal Agreement, the A&R License and certain ancillary documents were executed by the parties and the Amended Arrangement was announced jointly by Canopy Growth and Acreage prior to the opening of markets on June 25, 2020.

On [August ♦], 2020, the Acreage Board approved the contents and mailing of this Circular to Shareholders and such other securityholders are entitled to receive it, all in accordance with the Interim Order.

On [August ♦], 2020, the Court granted the Amendment Interim Order, attached as Appendix “E” to this Circular.

Reasons for the Amended Arrangement

In evaluating the Amended Arrangement and in making their respective recommendations, the Special Committee and the Acreage Board each consulted with Acreage management, received the advice and assistance of their respective legal and financial advisors and gave careful consideration to the current and expected future financial position of Acreage and all terms of the Proposal Agreement, the Amending Agreement, the Amended Plan of Arrangement, the A&R License, the Debenture and the proposed amendments to the Original Credit Agreement. The Special Committee and the Acreage Board considered a number of factors including, among others, the following in determining that the Amended Arrangement and entry into the Proposal Agreement are in the best interests of Acreage and are fair to Shareholders and authorizing Acreage to enter into the Proposal Agreement and related agreements:

(a)	Preserving Shareholder Value. Acreage assessed the alternatives reasonably available to it and determined that the Amended Arrangement represents the best current prospect for its continued viability and the preservation of Shareholder value. The Amended Arrangement is expected to provide Acreage with the greatest chance of success relative to the alternatives available to it in the context of the Existing Arrangement, namely: (i) continuing to operate and attempting to raise capital under current market conditions and the restrictive covenants imposed under the Arrangement Agreement; and (ii) operating in potential breach of the restrictive covenants in the Arrangement Agreement and facing potential claims from Canopy Growth that there was a breach of a material term of the Arrangement Agreement, which, if successful, would permit Canopy Growth to not complete the Acquisition upon the occurrence of the Triggering Event. Relative to the alternatives available to Acreage in the context of the Existing Arrangement, the Loan pursuant to the Debenture and the implementation of the Amended Arrangement is expected to preserve and, potentially increase, Shareholder value relative to the scenarios in (i) and (ii) above.

(b)	Aggregate Amendment Option Payment. At the Amendment Time, Canopy Growth will pay the Aggregate Amendment Option Payment of US$37,500,024 to the Shareholders, the High Street Holders and the USCo2 Holders, with the amount that each such holder is entitled to receive estimated to be approximately $[♦] per Existing SVS (assuming the conversion or exchange of such Eligible Securities for Existing SVS) based on the number of outstanding Existing Shares as of the date hereof. Given that there is no certainty that the Existing Canopy Option will be exercised prior to its expiry, a cash payment to Shareholders is advantageous.

(c)	Potential Upside with Floating Shares. Shareholders will receive Floating Shares pursuant to the Amended Arrangement. If Canopy Growth acquires the Floating Shares pursuant to the exercise of the Floating Call Option, it will do so at a price based upon the 30-day volume-weighted average trading price of the Floating Shares on the CSE, subject to a minimum of US$6.41 per Floating Share. Canopy Growth may acquire the Floating Shares for cash or for Canopy Growth Shares or a combination thereof (in Canopy Growth’s sole discretion) with the number of Canopy Growth Shares to be determined on the basis of the trading price of the Canopy Growth Shares. If the Floating Call Option is not exercised, the Floating Shares will continue to trade on the CSE and, upon a Triggering Event, Acreage believes the trading price of the Floating Shares should increase in a manner commensurate to the increased value attributed to Acreage’s business, operational and financial performance. If Acreage meets each of the annual targets set out in the Initial Business Plan, Acreage anticipates that the value of the Floating Shares will increase over time. The Acreage Board believes that the Floating Shares, if acquired by Canopy Growth, and depending on market factors and the growth of Acreage’s business between the Amendment Time and the Acquisition Date, when combined with the consideration to be received for the Fixed Shares at the Acquisition Time, could produce a more attractive Shareholder return as compared to the Existing Arrangement.

(d)	Canopy Growth Loan to Hempco. As a condition to the Amended Arrangement becoming effective, the Lender will provide Hempco with an Initial Advance of US$50,000,000 pursuant to the Debenture. A further US$50,000,000 advance will be made available upon satisfaction of specified Hempco conditions precedent. The Loan is anticipated to provide Acreage with the necessary financing for Hempco’s operations in the CBD market. Acreage anticipates that Hempco’s operations will leverage Canopy Growth’s current U.S. CBD business, be accretive and drive overall value for Shareholders.

(e)	Management Service Agreements. Pursuant to the Amending Agreement, in the event that Canopy Growth acquires, or conditionally acquires, a competitor of Acreage in the United States, Canopy Growth, as a condition to completing such transaction, will require the Target Cannabis Operator to enter into a Management Service Agreement with Acreage on terms acceptable to Acreage, acting reasonably. In the event that the Target Cannabis Operator and Acreage cannot agree upon a commercially reasonable management service agreement, the Target Cannabis Operator will pay a management fee to Acreage equal to a percentage of net revenue generated by the Target Cannabis Operator.

(f)	Waivers and Consents Obtained under Existing Arrangement. As a condition to entering into the Proposal Agreement, Canopy Growth provided Acreage with advance consent required pursuant to the Arrangement Agreement to (i) enable Acreage to sell all or substantially all of the assets of Acreage or its Subsidiaries situated or located outside of the Identified States on such terms as Acreage may negotiate from time to time; and (ii) sell particular real property on terms that may be negotiated by Acreage.

(g)	Key Shareholder Support. The Acreage Locked-Up Shareholders who collectively hold, as at the Record Date, approximately [♦]% of the issued and outstanding Existing SVS, approximately [♦]% of the issued and outstanding Existing PVS and 100% of the issued and outstanding Existing MVS and which collectively represent approximately [♦]% of the voting rights attached to outstanding Existing Shares, entered into the Voting Agreements with Canopy Growth under which they have agreed, among other things, to vote FOR the Amendment Resolution. See “Transaction Agreements - Voting Agreements”.

(h)	Public affirmation by Canopy Growth. The Amended Arrangement further evidences that Acreage is Canopy Growth's vehicle for an accelerated pathway into the United States once federally permissible.

(i)	Increased royalty income. Canopy Growth's brand recognition and product offerings are well established and respected. Acreage desires to further the growth of such brands and products in the United States, where permissible. As such, Acreage intends to aggressively pursue further promotion of Canopy Growth products and brands, which will produce additional income opportunities for Acreage.

(j)	Shareholder Approval. The structure of the Shareholder Approval is protective of the rights of Shareholders. Pursuant to the Amendment Interim Order and the BCBCA, the Amendment Resolution must be approved, with or without variation, by the affirmative vote of at least 66⅔% of the votes cast by holders of Existing SVS, Existing PVS and Existing MVS present virtually or represented by proxy and entitled to vote at the Meeting, with all Shareholders voting together as a single class. In addition, (i) pursuant to MI 61-101, the Amendment Resolution must be approved by at least a majority of the votes cast by holders of Existing Shares, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding all Existing Shares held by Interested Parties, and (ii) pursuant to OSC Rule 56-501 and NI 41-101, the Amendment Resolution must be approved by at least a majority of the votes cast by holders of Existing SVS and Existing PVS present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding all Existing Shares held by Related Parties.

(k)	Court Process. The Amended Arrangement will be subject to a judicial determination of the Court that the Amended Arrangement is procedurally and substantively fair and reasonable to Shareholders.

(l)	Dissent Rights. Registered Shareholders who do not vote in favor of the Amendment Resolution are entitled to be paid the fair value of the Existing Shares held by such holder in accordance with Section 245 of the BCBCA, as modified by the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order, if such holder properly exercises Dissent Rights and the Amended Arrangement becomes effective (subject to compliance with certain conditions). Pursuant to the Proposal Agreement, Canopy Growth is required to make any payments to Shareholders who validly exercise Dissent Rights.

(m)	Preservation of Change in Recommendation. The Proposal Agreement preserves the right of the Acreage Board to make a Change in Recommendation in certain circumstances. If the Acreage Board determines that a fact or circumstance occurred prior to the date of the Proposal Agreement that was known but not disclosed by Canopy Growth or that a fact or circumstance has occurred since the date of the Proposal Agreement and, as a result of the occurrence of such fact or circumstance, continuing to make the Board Recommendation would constitute a violation of its fiduciary and statutory duties under applicable Law (including in accordance with MI 61-101 and the interpretive guidance promulgated under Multilateral Staff Notice 61-302), then the Acreage Board may submit the Amendment Resolution to Shareholders without recommendation or may withdraw its support for the Amended Arrangement, in Acreage Board’s sole discretion, although the Meeting shall be held unless Canopy Growth otherwise agrees. If the Proposal Agreement is terminated by Canopy Growth in the event of (i) a Change in Recommendation, or (ii) the failure to obtain the Required Shareholder Approval following a Change in Recommendation, the Termination Expense Reimbursement will be payable by Acreage to Canopy Growth; provided, however, that Acreage will not be required to pay the Termination Expense Reimbursement if the Change in Recommendation was made as a result of a Purchaser Material Adverse Effect.

(n)	Receipt of New Fairness Opinion. The Special Committee received the New Fairness Opinion, in which Eight Capital provided an opinion to the effect that, as of the date of such opinion, and subject to the assumptions, limitations and qualifications set forth therein and such other matters as Eight Capital considered relevant, the Consideration to be received by the Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders. Eight Capital is independent of Acreage and Canopy Growth for purposes of the Amended Arrangement and Eight Capital is only entitled to receive a fixed fee for delivery of its fairness opinion, regardless of its conclusions.

(o)	Other Factors. The Acreage Board and the Special Committee each also carefully considered the Amended Arrangement with reference to the Existing Arrangement, current economics, industry and market trends affecting each of Acreage and Canopy Growth in their respective markets, information concerning the business, operations, assets, financial condition, operating results and prospects of each of Acreage and Canopy Growth and the historical trading prices of the Existing SVS and Canopy Growth Shares.

The Special Committee and the Acreage Board also considered a number of potential risks, potential negative factors and potentially adverse implications relating to the Amended Arrangement, including the following:

(a)	Limited Alternatives. Given the Arrangement Agreement, the Existing Arrangement and the Voting Agreements, the Special Committee and Acreage Board were limited in the strategic alternatives available for consideration in the context of negotiating the Proposal Agreement, the Amending Agreement and the Amended Plan of Arrangement.

(b)	Conditions and Requirement for Completion of the Acquisition. The obligation of Canopy Growth to complete the Acquisition is subject to a number of conditions, which the Special Committee and the Acreage Board believe were reasonable to accept given the circumstances giving rise to the Proposal Agreement.

(c)	Failure to Perform. Acreage will need to satisfy the objectives prescribed by the Initial Business Plan and each subsequent Approved Business Plan. In the event that Acreage has not satisfied: (i) 90% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, measured on a quarterly basis, an Interim Failure to Perform will occur and the Austerity Measures shall become applicable and provide restrictions on Acreage’s ability to take certain actions otherwise permitted by the Amended Arrangement Agreement; (ii) 80% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, as determined on an annual basis (commencing in respect of the fiscal year ending December 31, 2021), a Material Failure to Perform will occur and (a) certain restrictive covenants applicable to Canopy Growth under the Amended Arrangement Agreement will cease to apply in order to permit Canopy Growth to acquire, or conditionally acquire, a competitor of Acreage in the United States should it wish to do so, and (b) an event of default under the Debenture will likely occur resulting in the Loan becoming immediately due and payable; and (iii) 60% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan for the trailing 12 month period ending on the date that is 30 days prior to the proposed Acquisition Effective Time, a Failure to Perform shall occur and a material adverse impact will be deemed to have occurred for purposes of Section 6.2(2)(h) of the Arrangement Agreement and Canopy Growth will not be required to complete the Acquisition of the Fixed Shares pursuant to the Canopy Call Option.

(d)	Completion Risk. If the Amended Arrangement is not implemented or if the Canopy Call Option is never exercised, a considerable cost will have been incurred, a significant amount of time and effort of Acreage and its management team will have been diverted away from other important aspects of Acreage’s business activities and the pursuit of alternative financing arrangements and there could be negative and irreparable impacts on Acreage’s business relationships (including with current and prospective employees, customers, suppliers, partners and regulators, among others).

(e)	Reduction in Consideration Relative to Existing Arrangement. Pursuant to the terms of the Amended Arrangement Agreement, if Canopy Growth exercises (or is deemed to exercise) the Canopy Call Option, Canopy Growth will, subject to the satisfaction or waiver of the Acquisition Closing Conditions, be obliged to acquire only the Fixed Shares. The Acquisition of the Fixed Shares represents, as of the Amendment Time, an acquisition of 70% of the Existing Shares held by each Shareholder. In addition, the Exchange Ratio applicable under the Amended Arrangement is lower than the Existing Exchange Ratio under the Existing Arrangement, which means that Shareholders will receive fewer Consideration Shares in exchange for their Fixed Shares under the Amended Arrangement than they would have received under the Existing Arrangement, assuming that Acreage is able to satisfy the Acquisition Closing Conditions and the Acquisition occurs under the Existing Arrangement

(f)	Fixed Exchange Ratio. Given that the number of Canopy Growth Shares to be received in respect of each Fixed Share under the Arrangement will not be adjusted to reflect any change in the market value of the Fixed Shares, the market value of the Canopy Growth Shares to be received on the Acquisition Date may vary significantly from the market value of the Canopy Growth Shares at the Announcement Date.

(g)	Uncertain Value of Floating Shares. Canopy Growth has the option (but not the obligation) to exercise the Floating Call Option and acquire the Floating Shares at a price based on the then fair market value of the Floating Shares relative to the Canopy Growth Shares (subject to a minimum price of US$6.41, as may be adjusted pursuant to the Amended Plan of Arrangement). If the fair market value of the Floating Shares is higher than Canopy Growth’s assessment of the intrinsic value of the Floating Shares at the time of the exercise (or deemed exercise) of the Canopy Call Option, it is unlikely that Canopy Growth would exercise the Floating Call Option and effectively pay a premium to acquire the Floating Shares. The Floating Shares will trade from time to time at a value that cannot be determined in advance based on market conditions and other factors at the time. See “Risk Factors - Risks Relating to the Implementation of the Amended Arrangement - The Consideration to be received by Acreage Shareholders under Amended Arrangement may be less than Shareholders would have received under Existing Arrangement”.

(h)	Adverse Income Tax Consequences to Acreage U.S. Shareholders in Respect of Call Option Premium. Pursuant to the Existing Arrangement, Canopy Growth paid a portion of the Option Premium to the shareholders of Acreage in connection with the implementation of the Existing Arrangement. It was intended, for U.S. federal income tax purposes, that the payment of the Option Premium would be treated as a part of a continuing, open transaction that generally did not result in immediate recognition of income to the Acreage U.S. Shareholders because the grant of an option for consideration generally does not constitute a realization event for U.S. federal income tax purposes. However, given the amendments to the Existing Arrangement pursuant to the Amended Arrangement, which include the reduction in the Existing Exchange Ratio, the extension of the term of the Existing Call Option (now referred to as the Canopy Call Option, which excludes Floating Shares), and the provision of the Floating Call Option, it is now expected that Acreage U.S. Shareholders who received a portion of the Option Premium in connection with the implementation of the Existing Arrangement will be required to report (to the extent not previously included in income) the Option Premium as short term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective. See “Certain United States Federal Income Tax Considerations - Certain U.S. Federal Income Tax Consequences of the Amended Arrangement - Option Premium”.

(i)	Taxable Transaction. The Amended Arrangement may result in the Acquisition not qualifying as a reorganization within the meaning of Section 368(a) of the Code. If the Acquisition does not qualify as a reorganization or fails to meet the Section 367 Requirements, Acreage U.S. Shareholders may be required to pay substantial U.S. federal income taxes in connection with the Acquisition. Although the U.S. federal income tax consequences of the receipt of the Aggregate Amendment Option Payment is not clear, it is expected that it generally will be treated as ordinary income. See “Certain United States Federal Income Tax Considerations.” The receipt of the Aggregate Amendment Option Payment will be a taxable transaction for Acreage Canadian Shareholders; however, a tax deferred “rollover” is expected to be available for Canadian income tax purposes with respect to the Acquisition provided that a Joint Tax Election is made with Canopy Growth. See “Certain Canadian Federal Income Tax Considerations - Holders Resident in Canada - Procedure for Making Joint Tax Election”.

(j)	Requirement for Additional Capital. Proceeds to be received by Hempco pursuant to the Debenture are subject to restrictions that will provide strict limits on Hempco’s ability to use the Initial Advance of US$50,000,000 in connection with Acreage’s existing business. The Amended Arrangement does not alleviate Acreage’s requirements to repay short-term debt that is payable within the next 60 days, including a convertible debenture in the amount of US$11,000,000 and the Alternative Bridge Loan in the amount of US$15,000,000 (along with all interest and other obligations payable pursuant thereto) as described under “Background to the Amended Arrangement”. Acreage will, regardless of the implementation of the Amended Plan of Arrangement, need to raise additional capital (including potentially by way of divestitures of existing assets) to financing its on-going operations and pay existing accounts payable which may result in dilution to existing Shareholders. In the event that Acreage is not able to raise such additional capital, or should such capital not be available on terms that are favourable to Acreage, the business, financial conditions and operations of Acreage may be materially adversely affected, including through a potential insolvency or bankruptcy event.

(k)	Expense Reimbursement. If the Proposal Agreement is terminated under certain limited circumstances, Acreage will be required to pay to Canopy Growth an expense reimbursement of US$3,000,000.

(l)	Restrictions on Acreage’s Business. While Acreage will continue to operate independently and be controlled by the Acreage Board and its management, the Amending Agreement imposes certain additional restrictions on the conduct of Acreage’s business during the Amendment Interim Period that are in addition to the restrictions contained in the Arrangement Agreement; however, the Acreage Board believes that the restrictions imposed on Acreage’s business and operations during the pendency of the Amendment Date and the Acquisition Date, as described under the heading “Transaction Agreements – The Arrangement Agreement”, are reasonable and not unduly burdensome. Additionally, in the event that Canopy Growth acquires all of the Fixed Shares and does not exercise the Floating Call Option, following the Acquisition Time until the End Date, the Amended Arrangement Agreement provides that Canopy Growth will maintain certain rights including, without limitation the right to nominate a majority of the Acreage Board, pre-emptive rights, top-up rights, approval rights in respect of the Approved Business Plan and certain audit and inspection rights. In addition, during such time there will be a number of restrictions imposed on Acreage, including, without limitation, restrictions regarding the payment of dividends, Acreage’s M&A activities, acquisitions, divestitures, amendments to constating documents, the issuance of certain securities and entering into any agreements that limit Acreage’s ability to compete, in each case without the consent of Canopy Growth.

(m)	Acreage Operational Constraints. The Amending Agreement requires Acreage to limit its operations to the Identified States. However, in connection with the execution of the Proposal Agreement, Acreage was provided with consent from Canopy Growth to make Non-Core Divestitures. As described in “Transaction Agreements - Debenture”, the Debenture requires that Acreage divest of its assets outside of the Identified States within 18 months of the date the Debenture is executed.

(n)	Uncertain Acquisition Timeline. The Canopy Call Option will expire 10 years following the Amendment Time. Canopy Growth is required to exercise the Canopy Call Option on the Triggering Event Date, provided that the Acquisition Closing Conditions are satisfied, in which case the Acquisition will be completed within 90 days of the occurrence or waiver of the Triggering Event. There can be no certainty, nor can Acreage provide any assurance, that all Acquisition Closing Conditions, including the occurrence of the Triggering Event, will be satisfied or waived or in what timeframe the satisfaction of such conditions may occur.

(o)	Collateral Benefits. In connection with the Amended Arrangement, certain members of Acreage’s management and the Acreage Board, in their capacity as such and as set out in this Circular, will receive additional and separate benefits beyond those received by the Shareholders generally, as further described in “The Amended Arrangement - Interests of Certain Persons in the Amended Arrangement”.

The Acreage Board (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) unanimously recommended support for the Amended Arrangement. The process of evaluating the Amended Arrangement was led by the Special Committee, which is comprised of members of the Acreage Board who are not members of management. The members of the Special Committee met regularly with its and Acreage’s legal and financial advisors and members of management and communicated directly with representatives of Canopy Growth throughout the process of negotiating the Amended Arrangement.

The reasons of the Special Committee and the Acreage Board for recommending the Amended Arrangement include certain assumptions relating to forward-looking information, and such information and assumptions are subject to certain risks. See “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” in this Circular. The Acreage Board and the Special Committee believe that, overall, the anticipated benefits of the Amended Arrangement to Acreage outweigh the potential risks, potential negative factors and potentially adverse implications.

The Special Committee and the Acreage Board evaluated all the factors summarized above based on their knowledge of the business and operations of Acreage and Canopy Growth and taking into account the advice and assistance of financial and legal advisors to the Special Committee and legal and financial advisors to the Acreage Board as well as the New Fairness Opinion and exercised their business judgment. However, the foregoing summary of the information and factors considered by the Special Committee and the Acreage Board is not intended to be exhaustive. In view of the variety of factors and the amount of information considered in connection with its evaluation of the Proposal Agreement, Amended Arrangement Agreement and Amended Arrangement, the Special Committee and the Acreage Board did not find it practicable to, and did not, quantify, rank or otherwise attempt to assign relative weights to the foregoing factors considered in their deliberations. In addition, in considering the factors described above, individual members of the Special Committee and the Acreage Board may have given different weights to various factors and may have applied different analysis to each of the material factors considered by the Special Committee and the Acreage Board.

Approval of the Amendment Resolution

At the Meeting, Shareholders will be asked to approve the Amendment Resolution, the full text of which is set out in Appendix “A” to this Circular. In order for the Amended Arrangement to become effective, as provided in the Amendment Interim Order and by the BCBCA, the Amendment Resolution must be approved by: (i) not less than 66⅔% of the votes cast on the Amendment Resolution by Shareholders present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class; (ii) not less than a simple majority of the votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes of the Interested Parties pursuant to MI 61-101; and (iii) not less than a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding the votes of the Related Parties. Should Shareholders fail to approve the Amendment Resolution by the requisite majorities, the Amended Arrangement will not be completed.

After consulting with Acreage management and receiving advice and assistance of its financial and legal advisors, and after careful consideration of a number of alternatives and factors, including, among others, receipt of the unanimous recommendation from the Special Committee, the New Fairness Opinion and the factors set out below under the heading “Reasons for the Amended Arrangement”, the members of the Acreage Board unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) determined that the Amended Arrangement and entry into the Proposal Agreement are in the best interests of Acreage and are fair to Shareholders and recommend that Shareholders vote FOR the Amendment Resolution.

New Fairness Opinion

Eight Capital was formally engaged by the Special Committee on May 28, 2020 pursuant to the Eight Capital Engagement Agreement to act as financial advisor to the Special Committee and to provide a long-form opinion as to the fairness, from a financial point of view, of the Consideration to be received by the Shareholders pursuant to the Amended Arrangement. On June 21, 2020, Eight Capital verbally delivered the its opinion to the Special Committee, which opinion was reconfirmed on June 24, 2020 by Eight Capital and was subsequently confirmed in writing to the effect that, based upon and subject to the scope of review, analyses, assumptions, limitations, qualifications and other matters described therein, the Consideration to be received by the Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders.

Under the Eight Capital Engagement Agreement, Acreage has agreed to pay Eight Capital a fee for the delivery of the New Fairness Opinion. In addition, Eight Capital is to be reimbursed for its reasonable out-of-pocket expenses and is to be indemnified by the Company against certain liabilities in connection with its engagement. The fees payable to Eight Capital by the Company in respect of the delivery of the New Fairness Opinion are not contingent upon the conclusions reached by Eight Capital or the consummation of the Amended Arrangement or the Acquisition.

In considering the fairness, from a financial point of view, of the Consideration to be received by Shareholders pursuant to the Amended Arrangement, Eight Capital reviewed, considered and relied upon or carried out, among other things, the following: (i) the historical trading value of the Existing SVS and the Canopy Growth Shares over a statistically significant period; (ii) to the 12-month price targets of equity research analysts covering the Company and Canopy Growth, discounted at a calculated cost of equity for the Company and Canopy Growth, respectively; (iii) the implied public market value of  the Company and Canopy Growth based on publicly available business and financial data and derived valuation multiples of certain publicly traded companies in the cannabis sector that were deemed comparable and relevant; (iv) the implied public market value of the Company from an “en bloc” perspective based on publicly available business and financial data and derived valuation multiples of certain publicly traded companies in the cannabis sector that were deemed comparable and relevant, after adjusting the valuation multiples upwards to account for a “control premium”; and (v) the implied public market value of the Company from an “en bloc” perspective based on premiums paid and implied transaction multiples in precedent transactions in the cannabis sector that were deemed comparable and relevant. All financial analyses were conducted with information available as of market close on June 23, 2020.

Eight Capital noted that the selection of comparable companies and precedent transactions involved considerable subjectivity, in particular among companies engaged in an emerging industry, operating in a rapidly evolving regulatory environment, and having low or negative EBITDA, earnings or free cash flows and significant stock price volatility. While none of the comparable companies or precedent transactions are identical to the Company or Canopy Growth (as applicable) or the Amended Arrangement or the Acquisition and certain of them may have characteristics that are materially different from that of the Company or Canopy Growth (as applicable) and the Amended Arrangement (in particular, none of the precedent transactions involve the acquirer securing an option to acquire the target and none of the precedent transactions involve a public Canadian company acquiring a public Canadian company with substantial operations in the U.S.), Eight Capital believes that they share certain business, financial, and/or operational characteristics with those of the Company or Canopy Growth (as applicable) and the Amended Arrangement and the Acquisition and Eight Capital used its professional judgment in selecting such comparable companies and precedent transactions.

Eight Capital based its conclusion in the New Fairness Opinion upon a number of quantitative and qualitative factors including, but not limited to:

•	the Consideration compares favorably with Eight Capital’s analysis using the historical trading analysis approach;

•	the Consideration compares favorably with Eight Capital’s analysis of comparable company metrics by applying a range of both EV to revenue and EV to EBITDA multiples to the Company’s 2020 and 2021 fiscal year estimates, including after applying a control premium to such multiples. Comparable companies that were considered relevant were Harvest Health & Recreation Inc., Columbia Care Inc., 4Front Ventures Corp., TerrAscend Corp. and Ayr Strategies Inc. Eight Capital compared the trading multiples observed for the selected comparable companies with the Company, taking into account a number of factors including market capitalization, revenue and EBITDA profile and other financial metrics that Eight Capital considered relevant; and

•	the Consideration compares favorably with Eight Capital’s analysis of precedent transaction metrics in the cannabis sector by applying a range of both EV to revenue and EV to EBITDA multiples to the Company’s 2020 and 2021 fiscal year estimates. Precedent transactions considered involved the acquisition of companies with U.S. cannabis operations. Eight Capital compared the transaction multiples observed for the selected precedent transactions with the Consideration , taking into account factors such as size and trading liquidity, revenue and EBITDA profile, timing of the precedent transactions and other financial metrics that Eight Capital considered relevant.

The full text of the New Fairness Opinion, setting out the assumptions made, matters considered and limitations and qualifications on the review undertaken in connection with the New Fairness Opinion, is attached as Appendix “D” to this Circular. The summary of the New Fairness Opinion described in this Circular is qualified in its entirety by, and should be read in conjunction with, the full text of the New Fairness Opinion.

None of Eight Capital, its Affiliates or associates, is an insider, associate or affiliate of the Company or Canopy Growth, or any of their respective  Affiliates or associates. Eight Capital has neither provided financial advisory services nor participated in any financings involving  the Company or Canopy Growth, or any of their respective  Affiliates or associates over the past 24 months, other than services provided under the Eight Capital Engagement Agreement and as otherwise disclosed in the New Fairness Opinion. Eight Capital may however, in the ordinary course of its business, provide financial advisory or investment banking services to one or more of Company, Canopy Growth or any of their respective Affiliates or associates from time to time. Eight Capital advised the Special Committee that it has no conflicts of interest (real or perceived) with regard to the Company, Canopy Growth or any of their respective Affiliates or associates in providing the New Fairness Opinion.

The New Fairness Opinion does not address the relative merits of the Amended Arrangement as compared to any strategic alternatives that may be available to the Company, or the Amended Arrangement as compared to the  Existing Arrangement, nor does it address the relative merits of any transactions entered into by the Company in connection with the Amended Arrangement. The New Fairness Opinion is limited to the fairness, as of the date thereof, of the Consideration, from a financial point of view, to the Shareholders, assuming such consideration was paid on the date thereof, and does not express any opinion as to any decision which the Company, the Acreage Board or the Special Committee may make regarding the Amended Arrangement.

The New Fairness Opinion is not intended to be and does not constitute a recommendation to the Special Committee, the Acreage Board or to any Shareholder, security holder or creditor. The New Fairness Opinion should not be construed as, advice as to the price at which securities of either the Company or Canopy Growth may trade or be valued at any future date. The New Fairness Opinion was one of a number of factors taken into consideration by the Acreage Board and the Special Committee in considering the Amended Arrangement. The Acreage Board urges Shareholders to read the New Fairness Opinion carefully in its entirety. The New Fairness Opinion is reproduced in its entirety in Appendix “D” of this Circular.

Based upon and subject to the assumptions, qualifications and limitations contained therein, Eight Capital is of the opinion that, as of the date of the New Fairness Opinion, the Consideration to be received by the Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders.

Foros

Foros was not engaged to, and did not, render to the Acreage Board or the Special Committee an opinion with respect to the fairness, from a financial point of view, of the Consideration to be received by the Shareholders other than Canopy Growth and/or its affiliates pursuant to the Amended Arrangement. Accordingly, Foros did not receive any fee with respect to the issuance of any fairness opinion to the Acreage Board or the Special Committee.

Recommendation of the Special Committee

The Special Committee, after consultation with Acreage management and receipt of advice and assistance of its and Acreage’s financial and legal advisors and after careful consideration of a number of alternatives and factors including, among others, the New Fairness Opinion and the factors set out below under the heading “Reasons for the Amended Arrangement”, unanimously determined that the Amended Arrangement and entry into the Proposal Agreement and related agreements are in the best interests of Acreage and its minority shareholders and recommended to the Acreage Board that it approve and authorize Acreage to enter into the Proposal Agreement and related agreements.

Recommendation of the Acreage Board

The Acreage Board, after consultation with Acreage management and receipt of advice and assistance of its financial and legal advisors, and after careful consideration of a number of alternatives and factors including, among others, the receipt of the unanimous recommendation of the Special Committee, the New Fairness Opinion and the factors set out below under the heading “Reasons for the Amended Arrangement”, unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) determined that the Amended Arrangement and entry into the Proposal Agreement are in the best interests of Acreage and are fair to Shareholders and approved and authorized Acreage to enter into the Proposal Agreement and related agreements. Accordingly, the Acreage Board unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) recommends that Shareholders vote FOR the Amendment Resolution.

All of the Acreage Locked-Up Shareholders are required to vote all of their Existing Shares in favor of the Amendment Resolution, subject to the terms of the Amended Arrangement Agreement and the Voting Agreements. See “Transaction Agreements – Voting Agreements”.

Treatment of High Street Holders and USCo2 Holders

Pursuant to the Amended Arrangement Agreement, the High Street Operating Agreement and USCo2 Constating Documents will be amended as of the Amendment Time in order to reflect the terms of the Amended Arrangement and make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

In order to reflect the Capital Reorganization, following the Amendment Time, all High Street Units and USCo2 Shares will be exercisable, convertible or exchangeable on the basis of 0.7 of a Fixed Share and 0.3 of a Floating Share in respect of each Existing SVS that otherwise would have been issuable upon such exercise, conversion or exchange.

Pursuant to the Proposal Agreement, at the Amendment Time, High Street Holders and USCo2 Holders are entitled to receive the Aggregate Amendment Option Payment in respect of each Existing SVS which they are entitled to acquire upon the exchange of their Common Membership Units or USCo2 Shares. High Street Holders and USCo2 Holders will receive the Aggregate Amendment Option Payment on a pro rata basis with the Shareholders (on an as exchanged for Existing SVS basis) assuming exchange of their High Street Units and USCo2 Shares, respectively, for Existing SVS in accordance with their terms.

All High Street Units and USCo2 Shares that are not exchanged for Shares, prior to the Acquisition Time and that remain outstanding immediately prior to the Acquisition Time shall be treated in accordance with the provisions of the certificates, award agreements, indentures or other documents governing such securities as at the Amendment Time. If the Canopy Call Option and the Floating Call Option are exercised, following the Acquisition Time, all High Street Units and USCo2 Shares will be exercisable, convertible or exchangeable for Canopy Growth Shares on the basis of the Exchange Ratio and the Floating Ratio.

On the third anniversary of the Acquisition Date, all High Street Holders and USCo2 Holders will be required, at Canopy Growth’s option, to exchange all of the outstanding High Street Units and USCo2 Shares for the applicable number of Consideration Shares based on the Exchange Ratio and, if applicable, the Floating Cash Consideration. On the seventh anniversary, all outstanding High Street Units held by the High Street Holders and USCo2 Holders can, at their option, be redeemed by High Street for their outstanding capital plus the High Street Holder Return.

Timing for Implementation of the Amended Arrangement

Subject to the satisfaction or waiver of the conditions in the Proposal Agreement, the Amended Arrangement will become effective at 12:01 a.m. (Vancouver time) on the Amendment Date, being the date upon which all of the conditions to the implementation of the Amended Arrangement as set out in the Proposal Agreement have been satisfied or waived in accordance with the Proposal Agreement and all documents agreed to be delivered thereunder have been delivered to the satisfaction of the recipient, acting reasonably.

Although Acreage’s and Canopy Growth’s objective is to have the Amendment Date occur as soon as possible after the Meeting, the Amendment Date could be delayed for several reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Amendment Final Order or any delay in obtaining any required Amendment Regulatory Approvals.

The Amendment Date will be the date upon which Acreage and Canopy Growth agree in writing following the satisfaction or waiver of all conditions to the implementation of the Amended Arrangement as set out in the Proposal Agreement (excluding any conditions that, by their terms, cannot be satisfied until the Amendment Date, but subject to the satisfaction or waiver of those conditions). The implementation of the Amended Arrangement is expected to occur in [♦], 2020; however, it is possible that completion may be delayed beyond this date if the conditions to the implementation of the Amended Arrangement cannot be met on a timely basis.

Acreage or Canopy Growth may determine not to implement the Amended Arrangement without prior notice to, or action on the part of, Shareholders or Canopy Growth Shareholders. See “Transaction Agreements – Amending Agreement”.

Following the Amendment Time, upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event and the satisfaction or waiver of the Acquisition Closing Conditions, the Acquisition will become effective at 12:01 a.m. (Vancouver time) on the Acquisition Date, being the date specified for completion of the Acquisition in either: (i) the Canopy Call Option Exercise Notice; or (ii) the Triggering Event Notice.

Although Acreage’s and Canopy Growth’s objective is to have the Acquisition Date occur as soon as possible after the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, the Acquisition Date could be delayed for several reasons, including, but not limited to, any delay in obtaining any required Acquisition Regulatory Approvals. The Triggering Event Date, being the date the federal Laws in the United States are amended to permit the general cultivation, distribution and possession of marijuana or to remove the regulation of such activities from the federal Laws of the United States, may or may not occur. The occurrence of the Triggering Event Date is beyond the control or influence of Acreage and Canopy Growth.

Notwithstanding anything to the contrary contained in the Amended Arrangement Agreement, the Acquisition will not be completed and the Amended Arrangement Agreement will terminate in the event that the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event does not occur on or prior to the Acquisition Closing Outside Date.

Required Shareholder Approvals

For the Amendment Resolution, you may vote “FOR” or “AGAINST”. Pursuant to the Amendment Interim Order and the BCBCA, in order to be adopted, the Amendment Resolution must be approved, with or without variation, by the affirmative vote of at least 66⅔% of the votes cast by holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, with all Shareholders voting together as a single class. Abstentions and broker non-votes will not have any effect on the approval of the Amendment Resolution.

Pursuant to MI 61-101, the Amendment Resolution must also be approved by not less than a simple majority of the votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes of the Interested Parties pursuant to MI 61-101. Since all of the holders of Existing MVS are Interested Parties, the votes with respect to all of the Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101. The votes attaching to the Existing SVS and Existing PVS held by the Interested Parties will also be excluded for the purposes of determining whether “minority approval” has been obtained for the purposes of MI 61-101. Pursuant to an application made to the OSC, as principal regulator, the Company obtained an order from the OSC dated July [♦], 2020, exempting the Company from the requirements in subsection 8.1(1) of MI 61-101 to obtain minority approval for the Amended Arrangement pursuant to MI 61-101 from the holders of each affected class of Existing Shares, each voting separately as a class. Accordingly, holders of Existing SVS, Existing PVS and Existing MVS who are not Interested Parties will vote together as a single class for the purposes of obtaining approval pursuant to MI 61-101.

In addition, pursuant to OSC Rule 56-501 and NI 41-101, the Amendment Resolution must also be approved by at least a simple majority of the votes cast by holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding all Existing Shares held by Related Parties. Since all of the holders of Existing MVS are Related Parties, the votes with respect to all of the Existing MVS will not be considered for purposes of determining whether “minority approval” has been obtained pursuant to OSC Rule 56-501 and NI 41-101. The votes attaching to the Existing SVS and Existing PVS held by the Related Parties will also be excluded for the purposes of determining whether “minority approval” has been obtained for the purposes of OSC Rule 56-501 and NI 41-101.

Shareholder Approval must be received in order for the Company to seek the Amendment Final Order and implement the Amended Arrangement on the Amendment Date. See “Securities Law Matters – Canadian Securities Laws – Multilateral Instrument 61-101”.

Should Shareholders fail to approve the Amendment Resolution by the requisite majority, the Amended Arrangement will not be completed. Notwithstanding the foregoing, the Amendment Resolution authorizes the Acreage Board, without further notice to or approval of Shareholders, to revoke the Amendment Resolution at any time prior to the Amendment Time.

The Acreage Board (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) has approved the terms of the Amended Arrangement and entry into the Proposal Agreement and related agreements and unanimously (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) recommends that Shareholders vote FOR the Amendment Resolution. See “The Amended Arrangement – Recommendation of the Acreage Board” and “The Amended Arrangement – Reasons for the Amended Arrangement”.

Interests of Certain Persons in the Amended Arrangement

In considering the Amended Arrangement and the unanimous recommendation of the Acreage Board (with the exception of Mr. Murphy, who declared his interest in the transactions contemplated by the Proposal Agreement and the Amending Agreement and abstained from voting in respect thereof) with respect to the Amended Arrangement, Shareholders should be aware that certain directors and certain executive officers of the Company have interests in connection with the Amended Arrangement that may present them with actual or potential conflicts of interest in connection with the Amended Arrangement. The Acreage Board and the Special Committee are aware of these interests and considered them along with other matters described above under “The Amended Arrangement – Reasons for the Amended Arrangement”. These interests and benefits are described below.

Except as otherwise disclosed below or elsewhere in this Circular, all benefits received, or to be received, by directors or executive officers of Acreage as a result of the Amended Arrangement are, and will be, solely in connection with their services as directors or employees of Acreage. Except as disclosed below, no benefit has been, or will be, conferred for the purpose of increasing the value of consideration payable to any such Person for Existing Shares, nor is it, or will it be, conditional on the Person supporting the Amended Arrangement.

Existing Shares

As of the Record Date, the directors and executive officers of Acreage beneficially owned, or exercised control or direction, directly or indirectly, over: (i) [♦] Existing SVS representing in the aggregate approximately [♦]% of all issued and outstanding Existing SVS; (ii) [♦] Existing PVS representing in the aggregate approximately [♦]% of all issued and outstanding Existing PVS; and (iii) [♦] Existing MVS representing in the aggregate 100% of all issued and outstanding Existing MVS. On an aggregate basis, the directors and executive officers of Acreage beneficially owned, or exercised control or direction, directly or indirectly, over [♦]% of the outstanding voting rights in the Company. All of the Existing Shares held by such directors and executive officers of Acreage will be treated in the same fashion under the Amended Plan of Arrangement as Existing Shares held by all other Shareholders (other than Canopy Growth). See “The Amended Arrangement – Principal Steps of the Amended Arrangement”.

Acreage Options

As of the Record Date, the directors and executive officers of Acreage owned an aggregate of [♦] Acreage Options granted pursuant to the Existing Omnibus Incentive Plan (representing in the aggregate approximately [♦]% of all outstanding Acreage Options), none of which were vested and exercisable as of the Record Date and [♦] of which were unvested and not exercisable as of the Record Date. The outstanding Acreage Options held by such directors and executive officers have an exercise price of US$[♦]. At the Amendment Time, the outstanding Acreage Options will be exchanged for Fixed Options and Floating Options as part of the Capital Reorganization. See “The Amended Arrangement – Principal Steps of the Amended Arrangement”.

In connection with the Acquisition, at the Acquisition Time, each Fixed Option will be exchanged for a Replacement Option. If the Floating Call Option is exercised, each Floating Option will be exchanged for a Replacement Option.

Except as provided in the Amended Plan of Arrangement, all terms and conditions of a Replacement Option will be the same as the Fixed Option or Floating Option for which it is exchanged and will be governed by the terms of the Canopy Growth Equity Incentive Plan. All of the Fixed Options and Floating Options held by the directors and executive officers of Acreage will be treated in the same fashion under the Amended Plan of Arrangement as the Fixed Options and Floating Options held by every other Acreage Optionholder.

See “The Amended Arrangement – Principal Steps of the Amended Arrangement”. See also “Securities Law Matters – Canadian Securities Laws – Minority Approval Requirements”.

Acreage RSUs

As of the Record Date, the directors and executive officers of Acreage owned an aggregate of [♦] Acreage RSUs granted pursuant to the Existing Omnibus Incentive Plan (representing in the aggregate approximately [♦]% of all outstanding Acreage RSUs), of which [♦] were vested as of the Record Date and [♦] of which were unvested as of the Record Date. At the Amendment Time, the outstanding Acreage RSUs will be exchanged for Fixed RSUs and Floating RSUs as part of the Capital Reorganization. See “The Amended Arrangement – Principal Steps of the Amended Arrangement”.

In connection with the Acquisition, at the Acquisition Time, each Fixed RSU will be exchanged for a Replacement RSU. If the Floating Call Option is exercised, each Floating RSU will be exchanged for a Replacement Option.

Except as provided in the Amended Plan of Arrangement, all terms and conditions of a Replacement RSU will be the same as the Fixed RSU or Floating RSU for which it is exchanged and will be governed by the terms of the Canopy Growth Equity Incentive Plan. All of the Fixed RSUs and Floating RSUs held by the directors and executive officers of Acreage will be treated in the same fashion under the Amended Plan of Arrangement as Fixed RSUs and Floating RSUs held by every other Acreage RSU Holder.

See “The Amended Arrangement – Principal Steps of the Amended Arrangement”. See also “Securities Law Matters – Canadian Securities Laws – Minority Approval Requirements”.

Acceleration Agreements

On June 24, 2020, the Company entered into agreements with each of the Specified Individuals providing that, if the Amendment Resolution is passed and the Amended and Restated Omnibus Equity Incentive Plan is adopted, and in the event that either: (i) the Company terminates the employment of Mr. Daino, Chief Operating Officer, Mr. Leibowitz, Chief Financial Officer, or Mr. Doherty, General Counsel and Secretary, at any time; or (ii) any of the foregoing or Mr. Boehner, Mr. Mulroney, Mr. Maine or Mr. Van Faasen resigns from any and all positions with the Company on or after the one year anniversary of the Amendment Date (in either case, an “Acceleration Event”), the Company will accelerate the vesting of all of the Acreage RSUs, Fixed RSUs, Floating RSUs and Replacement RSUs, as applicable, granted to such Specified Individual that are outstanding as at the date on which the Acceleration Event occurs.

Ownership of Existing Shares, Acreage Options and Acreage RSUs

The following table sets forth the information with respect to the beneficial ownership of securities of Acreage for (i) each director, (ii) each executive officer, (iii) all current directors and executive officers as a group, and (iv) to the knowledge of the directors and officers of the Company, the Persons or companies beneficially owning, directly or indirectly, or exercising control or direction over, more than 5% of the outstanding Existing SVS, in each case as at the Record Date. Except as noted and to the knowledge of the Company, the beneficial owners listed below have sole voting and investment power with respect to Existing Shares beneficially owned. None of the directors and executive officers of Acreage nor, to the knowledge of Acreage after reasonable enquiry: (a) their respective associates and affiliates; (b) any insider of Acreage (other than the directors and executive officers) and their respective associates and affiliates; (c) any associate or affiliate of Acreage; and (d) any Person acting jointly or in concert with Acreage, beneficially own, or exercise control or direction over, securities of Acreage except as set forth below and which will be affected by the Amended Arrangement as described under “The Amended Arrangement – Principal Steps of the Amended Arrangement”:

Securities of Acreage Beneficially Owned, Directly or Indirectly, over which Control or Direction is Exercised
Name and Position(s) / Relationship with Acreage	Number and Class of Existing Shares Held (%)	Number of Acreage Options Held (%)	Number of Acreage RSUs Held (%)	Number of High Street Units Held (%)
John Boehner, Director	[♦] Existing SVS ([♦]%)	-	[♦] ([♦]%)	[♦] ([♦]%)
Kevin P. Murphy, Director	[♦] Existing SVS ([♦]%) [♦] Existing PVS(1) ([♦]%) [♦] Existing MVS ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)
Douglas Maine, Director	[♦] Existing SVS ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)	-
Brian Mulroney, Director	[♦] Existing SVS ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)	-
William C. Van Faasen, Director, Interim Chief Executive Officer	[♦] Existing SVS ([♦]%) [♦] Existing PVS ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)	-
Glen Leibowitz, Chief Financial Officer	[♦] Existing SVS(2) (0.08%)	[♦] ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)
Robert Daino, Chief Operating Officer	[♦] Existing SVS ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)	-
James Doherty, General Counsel & Secretary	[♦] Existing SVS ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)
All directors and executive officers as a group (8 people)	[♦] Existing SVS ([♦]%) [♦] Existing PVS ([♦]%) [♦] Existing MVS ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)	[♦] ([♦]%)

Notes:

(1) [♦] of the Existing PVS are registered in the name of Murphy Capital, LLC, an entity over which Mr. Murphy exercises direction or control, and [♦] Existing PVS are registered in the name of The Kevin Murphy 2018 Annuity Trust over which Mr. Murphy exercises direction or control.

(2) [♦] of the Existing SVS are registered in the name of Glen Leibowitz IRA Account over which Mr. Leibowitz exercises direction or control.

To the knowledge of Acreage, there are no agreements, commitments or understandings to acquire securities of Acreage or of Canopy Growth by any of the Persons referred to above except for Existing Shares and/or Canopy Growth Shares that may be acquired upon the exercise of Acreage Options, Fixed Options, Floating Options, or Replacement Options, as the case may be, or as otherwise disclosed herein.

Court Approval of the Amended Arrangement and Implementation of the Amended Arrangement

The Amended Arrangement requires Court approval under Division 5 of Part 9 of the BCBCA. On July [♦], 2020, prior to the mailing of this Circular, the Company obtained the Amendment Interim Order, which provides for the calling and holding of the Meeting, the Dissent Rights and other procedural matters. A copy of the Amendment Interim Order is attached as Appendix “E” to this Circular.

Subject to obtaining the Shareholder Approval, the hearing in respect of the Amendment Final Order is currently expected to take place on or about [♦], 2020, in Vancouver, British Columbia. Under the terms of the Amendment Interim Order, any Shareholder, Acreage Optionholder, Acreage RSU Holder, Acreage Compensation Option Holder or other Person who wishes to appear, or to be represented, and to present evidence or arguments must file and serve a Response to Petition (“Response”) no later than 4:00 p.m. (Vancouver time) on [♦], 2020, along with any other documents required, all as set out in the Amendment Interim Order and the Notice of Hearing of Petition for the Amendment Final Order, the text of which are attached as Appendix “E” to this Circular, and satisfy any other requirements of the Court. The Court will consider, among other things, the substantive and procedural fairness and reasonableness of the Amended Plan of Arrangement. The Court may approve the Amendment Plan of Arrangement in any manner the Court may direct, subject to compliance with any terms and conditions, if any, as the Court deems fit. Depending upon the nature of any required amendments, Acreage and/or Canopy Growth may determine not to proceed with the transactions contemplated in the Amended Arrangement Agreement. In the event that the hearing is postponed, adjourned or rescheduled then, subject to further order of the Court, only those Persons having previously filed and served a Response will be given notice of the postponement, adjournment or rescheduled date. A copy of the Notice of Hearing of Petition for the Amendment Final Order is attached as Appendix “E” to this Circular.

The Court has been advised that the Court’s approval of the Amended Arrangement (including the fairness thereof), if granted, will form a basis for the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof (the “Section 3(a)(10) Exemption”) with respect to the issuance and distribution of the: (i) Fixed Shares to be issued by Acreage to the holders of Fixed Multiple Shares upon exchange of the Fixed Multiple Shares immediately prior to completion of the Acquisition; (ii) Canopy Growth Shares to be issued by Canopy Growth to Shareholders upon completion of the Acquisition; (iii) Replacement Options to be issued by Canopy Growth to the holders of Fixed Options and Floating Options upon completion of the Acquisition; (iv) Replacement RSUs to be issued by Canopy Growth to the holders of Fixed RSUs and Floating RSUs upon completion of the Acquisition; and (v) Replacement Compensation Options to be issued by Canopy Growth to the holders of Fixed Compensation Options and Floating Compensation Options upon completion of the Acquisition, pursuant to the Amended Plan of Arrangement (collectively, the “Amended Arrangement Issued Securities”). Consequently, if the Amendment Final Order is granted, the Amended Arrangement Issued Securities issuable pursuant to the Amended Arrangement will not require registration under the U.S. Securities Act. See “Securities Law Matters – U.S. Securities Laws”.

Effects of the Amended Arrangement on Shareholders’ Rights

The rights of Shareholders are currently governed by the BCBCA and by Acreage’s Articles. Shareholders receiving Canopy Growth Shares pursuant to the Acquisition will become shareholders of Canopy Growth, which is governed by the CBCA and the articles and by-laws of Canopy Growth. Although the rights and privileges of shareholders under the CBCA are in many instances comparable to those under the BCBCA, there are several differences. See Appendix “K”– Comparison of Shareholder Rights under the BCBCA and CBCA for a comparison of certain of these rights. This summary is not intended to be exhaustive and Shareholders should consult their legal advisors regarding all of the implications of the effects of the Amended Arrangement on such Shareholders’ rights.

Capital Reorganization Letter of Transmittal

At the time of sending this Circular to each Shareholder, Acreage is also sending the Capital Reorganization Letter of Transmittal to each Registered Shareholders. The Capital Reorganization Letter of Transmittal provides an explanation as to how to deposit the Existing Shares and receive the Shares to be issued in exchange therefor pursuant to the Capital Reorganization. A copy of the Capital Reorganization Letter of Transmittal may also be obtained by contacting the Transfer Agent and will also be available on the Company’s website at [♦] as well as on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar. The Capital Reorganization Letter of Transmittal contains procedural information relating to the Capital Reorganization and should be reviewed carefully.

The Capital Reorganization Letter of Transmittal contains complete instructions on how to deposit the certificate(s) representing Existing Shares and how to receive the certificate(s) or direct registration advice representing the Shares to be issued in exchange therefor pursuant to the Capital Reorganization. Shareholders should return a properly completed Capital Reorganization Letter of Transmittal, together with such other documents and instruments as the Transfer Agent may reasonably require as set forth in the Capital Reorganization Letter of Transmittal, to the Transfer Agent. Shareholders with questions regarding the deposit of Existing Shares should contact the Transfer Agent, by telephone at 1-587-885-0960 or toll-free in North America at 1-888-290-1175 or by email at corp.actions@odysseytrust.com. Further information with respect to the Transfer Agent is set forth in the Capital Reorganization Letter of Transmittal. In order for Shareholders to receive the certificate(s) or direct registration advice representing the Shares as soon as possible after the completion of the Capital Reorganization, Registered Shareholders should submit the certificate(s) or direct registration advice representing their Existing Shares and a properly completed Capital Reorganization Letter of Transmittal as soon as possible. Registered Shareholders will not actually receive the certificate(s) representing the Shares until the Capital Reorganization is completed and they have returned their properly completed Capital Reorganization Letter of Transmittal together with such other documents and instruments as the Transfer Agent may reasonably require, and certificate(s) or direct registration advice representing their Existing Shares. As of the Amendment Date, upon completion of the Capital Reorganization, Shareholders will be deemed to have become the holders of record of the Fixed Shares and the Floating Shares as of the Amendment Time and will be added to the register of holders of Fixed Shares and Floating Shares to be maintained by the Transfer Agent. If the Amendment Resolution is adopted and the Amending Agreement is executed, all deposits of Existing Shares made under the Capital Reorganization Letter of Transmittal are irrevocable.

In the event that any certificate or direct registration advice which immediately prior to the Amendment Time represented one or more outstanding Existing Shares which were exchanged for Shares pursuant to the Capital Reorganization shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, and satisfying indemnity bonding requirements, the Transfer Agent shall deliver in exchange for such lost, stolen or destroyed certificate, a certificate representing the Shares that such holder is entitled to receive pursuant to the Capital Reorganization. Where a certificate for Existing Shares has been destroyed, lost or stolen, the holder of that certificate should immediately contact the Transfer Agent.

The exchange of Existing Shares for Shares in respect of a Non-Registered Shareholder is expected to be made with such Non-Registered Shareholder’s broker, securities dealer, trust corporation or other Intermediary account through the procedures in place for such purposes between the clearing agency (such as CDS Clearing and Depository Services Inc.) and such Intermediary. Non-Registered Shareholders should contact their Intermediary if they have any questions regarding this process and to arrange for their Intermediary to complete the necessary steps to ensure that they receive Shares in exchange for the Existing Shares as soon as possible following completion of the Capital Reorganization.

Any use of the mail to transmit a certificate for Existing Shares and a related Capital Reorganization Letter of Transmittal, is at the risk of the Shareholder. If these documents are mailed, it is recommended that registered mail, properly insured, be used.

Whether or not Shareholders deposit the certificate(s) representing their Existing Shares upon completion of the Capital Reorganization with the Transfer Agent, Shareholders will cease to be holders of Existing Shares and will only be entitled to receive that number of Fixed Shares and Floating Shares to which they are entitled under the Capital Reorganization or, in the case of holders of Existing Shares who properly exercise Dissent Rights, the right to receive fair value for their Existing Shares in accordance with the dissent procedures. See “Dissent Rights”.

The Transfer Agent or your broker or other financial advisor can assist you in completing your Capital Reorganization Letter of Transmittal. If you are a Non-Registered Shareholder, you should communicate as soon as possible with your Intermediary or other nominee and follow their instructions.

If the Amendment Resolution is not approved and the Capital Reorganization is not completed, any deposited certificate(s) representing Existing Shares (and any other relevant documents) will be returned to the depositing Shareholder, at the Company’s expense upon written notice to the Transfer Agent from the Company by first class insured mail in the name of and to the address specified by the Shareholder in the Capital Reorganization Letter of Transmittal or, if such name and address is not so specified, in such name and to such address as shown on the register maintained by the Transfer Agent.

TRANSACTION AGREEMENTS

The Arrangement Agreement

Acreage and Canopy Growth are parties to the Arrangement Agreement. In accordance with the Arrangement Agreement, on June 27, 2019, Acreage implemented the Existing Arrangement pursuant to which, among other things, Acreage’s articles were amended. As a result of the amendments to Acreage’s articles, upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event and the satisfaction or waiver of certain closing conditions set out in the Arrangement Agreement, Canopy Growth will acquire all of the Existing SVS, following the conversion of all other outstanding Acreage shares to Existing SVS, on the basis of 0.5818 of a Canopy Growth Share for each Existing SVS, subject to adjustment in accordance with the terms of the Arrangement Agreement. Prior to the acquisition of the Existing SVS by Canopy Growth pursuant to the Existing Arrangement, each Existing MVS and each Existing PVS will be converted into Existing SVS in accordance with their respective terms. The Existing Arrangement was implemented by way of a court-approved plan of arrangement under the BCBCA following approval by the shareholders of Acreage and Canopy Growth on June 19, 2019.

The foregoing is qualified in its entirety by reference to the Arrangement Agreement attached to the Acreage Annual Report which has been filed by Acreage with the SEC and is available on EDGAR at www.sec.gov/edgar and on Acreage’s SEDAR profile at www.sedar.com.

The Proposal Agreement

The Proposal Agreement sets out, among other things, the terms and conditions upon which the Amended Arrangement will be implemented, including the terms of the Amended Plan of Arrangement.

The following summarizes the material provisions of the Proposal Agreement. This summary may not contain all of the information about the Proposal Agreement that is important to Shareholders. The rights and obligations of the Parties to the Proposal Agreement are governed by the express terms and conditions of the Proposal Agreement and not by this summary or any other information contained in this Circular. This summary is qualified in its entirety by reference to the Proposal Agreement, which is incorporated by reference herein and has been filed by Acreage with the SEC and is available on EDGAR at www.sec.gov/edgar and on Acreage’s SEDAR profile at www.sedar.com.

In reviewing the Proposal Agreement and this summary, please remember that they have been included to provide Shareholders with information regarding the terms of the Proposal Agreement and are not intended to provide any other factual information about Acreage, Canopy Growth or any of their Subsidiaries or affiliates. The Proposal Agreement contains representations and warranties and covenants by each of the Parties to the Proposal Agreement, which are summarized below. These representations and warranties have been made solely for the benefit of the other Parties to the Proposal Agreement and (i) were not intended as statements of fact, but rather as a way of allocating the risk to one of the Parties if those statements prove to be inaccurate; and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by Shareholders or other investors or are qualified by reference to a Company Material Adverse Effect or Purchaser Material Adverse Effect, as applicable.

Moreover, information concerning the subject matter of the representations and warranties in the Proposal Agreement and described below may have changed since the date of the Proposal Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this Circular. Accordingly, the representations and warranties and other provisions of the Proposal Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this Circular and in the documents incorporated by reference into this Circular.

Representations and Warranties

The Proposal Agreement contains certain representations and warranties provided by Acreage and Canopy Growth. The assertions embodied in those representations and warranties are solely for the purposes of the Proposal Agreement and are subject to important qualifications and limitations agreed to by Canopy Growth and Acreage in connection with negotiating its terms.

The representations and warranties made by Acreage and Canopy Growth relate to, among other things: organization and qualification; authority relative to the Proposal Agreement; no violation; governmental approvals; and public filings.

The Proposal Agreement also contains a representation and warranty made solely by Canopy Growth that, to the knowledge of Canopy Growth, as of the date of the Proposal Agreement, there was no fact or circumstance that would cause the Acquisition Closing Conditions to fail to be satisfied.

Covenants

Conduct of Business of Acreage

Pursuant to the Proposal Agreement, Acreage agreed to certain covenants, including covenants regarding the conduct of its business during the Proposal Interim Period that are in addition to the covenants contained in the Arrangement Agreement. In particular, the Proposal Agreement sets forth, among other things:

(a)	certain financial reporting obligations of Acreage during the Proposal Interim Period;

(b)	restrictions on the ability of Acreage or any of its Subsidiaries to issue any securities during the Proposal Interim Period, other than

(i)	upon the conversion, exchange or exercise of any securities that are issued and outstanding as of the date of the Proposal Agreement; or

(ii)	contractual commitments existing as of the date of the Proposal Agreement, including the Standby Equity Distribution Agreement;

(c)	restrictions on the ability of Acreage or any of its Subsidiaries to incur any debt obligations during the Proposal Interim Period, other than trade payables or as otherwise entered into in the ordinary course; and

(d)	a requirement for Acreage to conduct, and cause its Subsidiaries to conduct, their respective operations, incur expenses and purchase assets in accordance with the Initial Business Plan.

Covenants Regarding the Amended Arrangement

Acreage and Canopy Growth have each agreed to (and agreed to cause its affiliates to) use commercially reasonable efforts to take, or cause to be taken, all actions and to do or cause to be done all things required or advisable under applicable Law to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Proposal Agreement and the Amended Plan of Arrangement, including using commercially reasonable efforts to:

(a)	satisfy, or cause the satisfaction of, all conditions precedent to be fulfilled by it in the Proposal Agreement and take all steps set forth in the Amendment Interim Order and Amendment Final Order applicable to it and comply promptly with all requirements imposed by applicable Law on it or its Subsidiaries with respect to the Proposal Agreement or the Amended Arrangement;

(b)	oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or delay or otherwise adversely affect the implementation of the Amended Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or its directors or officers challenging the Amended Arrangement or the Proposal Agreement; and

(c)	not take any action, or refrain from taking any action, or permit any action to be taken or not taken, which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Amended Arrangement or the transactions contemplated by the Proposal Agreement.

Regulatory Approvals

Canopy Growth and Acreage have each agreed that, as soon as reasonably practicable after the date of the Proposal Agreement, it will, or, where appropriate, both Parties will jointly, at the appropriate times, seek to obtain the Amendment Regulatory Approvals in advance of the Amendment Time.

Acreage and Canopy Growth have agreed to cooperate with one another in connection with obtaining the Amendment Regulatory Approvals and any other Regulatory Approvals and to keep one another fully informed as to the status of and the processes and proceedings relating to obtaining Amendment Regulatory Approvals and any other Regulatory Approvals.

Conditions for Implementation of the Amended Arrangement

Mutual Conditions

The effectiveness of the Amending Agreement and the implementation of the Amended Plan of Arrangement is subject to the satisfaction of the following conditions, each of which may be waived, in whole or in part, by the mutual consent of the Parties:

(a)	the Amendment Resolution will have been approved and adopted by the Shareholders at the Meeting in accordance with the Amendment Interim Order and applicable Law;

(b)	each of the Amendment Interim Order and the Amendment Final Order will have been obtained on terms consistent with the Proposal Agreement, and will not have been set aside or modified in a manner unacceptable to either Acreage or Canopy Growth, each acting reasonably, on appeal or otherwise;

(c)	the necessary approval, subject only to customary typical listing conditions, as the case may be, of the CSE will have been obtained, including approval to permit (i) the listing of the Fixed Shares and the Floating Shares; and (ii) the filing of the Required Filings;

(d)	no Law being in effect or proceeding having otherwise been taken, that makes the consummation of the Amended Arrangement illegal or otherwise, directly or indirectly, prohibits or enjoins Acreage or Canopy Growth from consummating the Amended Arrangement, with the exception of the Controlled Substances Act, as it applies to marijuana or any other U.S. federal Law the violation of which is predicated upon a violation of the Controlled Substances Act as it applies to marijuana;

(e)	the Amended Arrangement Issued Securities will be exempt from the registration requirements of the U.S. Securities Act pursuant to the Section 3(a)(10) Exemption and pursuant to exemptions from applicable state Securities Laws;

(f)	Acreage and Canopy Growth will have entered into the Amending Agreement;

(g)	the Proposal Agreement will not have been terminated in accordance with its terms;

(h)	the Housekeeping Amendments shall have been made; and

(i)	the Credit Agreement will have been amended on terms satisfactory to Canopy Growth and Acreage, each acting reasonably.

Conditions in Favor of Canopy Growth

The effectiveness of the Amending Agreement and the implementation of the Amended Plan of Arrangement is subject to the satisfaction of the following conditions, each of which is for the exclusive benefit of Canopy Growth and may be waived, in whole or in part, by Canopy Growth in its sole discretion:

(a)	Acreage will have fulfilled or complied in all material respects with each of its obligations and covenants contained in the Proposal Agreement to be fulfilled or complied with by it on or prior to the Amendment Time; and

(b)	Dissent Rights will not have been exercised with respect to more than 5% of the issued and outstanding Existing Shares.

Conditions in Favor of Acreage

The effectiveness of the Amending Agreement and the implementation of the Amended Plan of Arrangement is subject to the satisfaction of the following conditions, each of which is for the exclusive benefit of Acreage and may be waived, in whole or in part, by Acreage in its sole discretion:

(a)	Canopy Growth will have fulfilled or complied in all material respects with each of its obligations and covenants contained in the Proposal Agreement to be fulfilled or complied with by it on or prior to the Amendment Time;

(b)	subject to obtaining the Amendment Final Order and the satisfaction or waiver of the other conditions precedent contained in the Proposal Agreement in its favor (other than conditions which, by their nature, are only capable of being satisfied as of the Amendment Time), Canopy Growth will have deposited or caused to be deposited with the Amendment Option Payment Paying Agent in escrow, the Aggregate Amendment Option Payment to be paid pursuant to the Amended Arrangement; and

(c)	US$50,000,000 will have been advanced to Canopy Growth’s counsel in trust for the benefit of Hempco to be released at the Amendment Time.

Termination of Proposal Agreement

The Proposal Agreement is effective until the earliest of (a) the Amendment Time; and (b) the termination of the Proposal Agreement in accordance with its terms.

The Proposal Agreement may be terminated prior to the Amendment Time by:

(a)	the mutual written agreement of the Parties;

(b)	either Acreage or Canopy Growth if the Required Shareholder Approval is not obtained at the Meeting in accordance with the Amendment Interim Order; or

(c)	Canopy Growth if the Acreage Board or any committee of the Acreage Board makes a Change in Recommendation.

Expenses of the Amended Arrangement

Except as otherwise provided in the Proposal Agreement, all out-of-pocket third-party transaction expenses incurred in connection with the Proposal Agreement and the Amended Plan of Arrangement and the transactions contemplated thereunder, will be paid by the party incurring such fees, costs or expenses, whether or not the Amended Arrangement is implemented.

Termination Expense Reimbursement

The Termination Expense Reimbursement is payable by Acreage to Canopy Growth upon termination of the Proposal Agreement by Canopy Growth in the event of (a) a Change in Recommendation. or (b) the failure to obtain the Required Shareholder Approval, following a Change in Recommendation; provided, however, that Acreage will not be required to pay the Termination Expense Reimbursement if a Change in Recommendation was made as a result of a Purchaser Material Adverse Effect.

Voting Agreements

Pursuant to the Proposal Agreement, Acreage agreed to deliver the Voting Agreements from each of the Acreage Locked-Up Shareholders. On June 24, 2020, each of the Acreage Locked-Up Shareholders entered into a Voting Agreement with Canopy Growth.

The following summarizes the material provisions of the Voting Agreements. This summary may not contain all of the information about the Voting Agreements that is important to Shareholders and is qualified in its entirety by reference to the Voting Agreements, which is attached as Schedule C to the Proposal Agreement and has been filed by Acreage with the SEC and is available on EDGAR at www.sec.gov/edgar and on Acreage’s SEDAR profile at www.sedar.com.

Canopy Growth entered into the Voting Agreements with the Acreage Locked-Up Shareholders, whereby, among other things, such Acreage Locked-Up Shareholders, in their capacities as security holders and not in their capacities as directors or officers of Acreage have agreed, among other things:

(a)	at the Meeting, to vote (or cause to be voted) all Existing Shares and any other securities of Acreage owned or acquired by them during the term of the Voting Agreements (the “Acreage Holder Securities”) in favor of the Amendment Resolution;

(b)	at the Meeting, to vote (or cause to be voted) all Acreage Holder Securities against any matter that could reasonably be expected to delay, prevent, impede or frustrate the successful completion of the Amended Arrangement and each of the transactions contemplated by the Proposal Agreement;

(c)	not to sell, transfer or otherwise convey or encumber, or enter into any agreement relating to the sale, transfer or other disposition of, any of the Acreage Holder Securities, with certain limited exceptions;

(d)	not to grant any proxies or power of attorney or enter into any voting trust or other voting agreement with respect to the Acreage Holder Securities;

(e)	to cooperate with Acreage and Canopy Growth to implement the Amended Arrangement and the other transactions contemplated by the Proposal Agreement; and

(f)	not to exercise any rights of appraisal or rights of dissent.

The Voting Agreements terminate upon the earliest of:

(a)	mutual written consent of the parties;

(b)	the termination of the Proposal Agreement in accordance with its terms;

(c)	the Amendment Time; or

(d)	other than in the case of the Voting Agreement between Canopy Growth and Mr. Murphy, upon a Change in Recommendation.

As of the Record Date, the Acreage Locked-Up Shareholders, collectively, beneficially owned, or exercised control or direction over, an aggregate of:

(a)	[♦] Existing SVS, representing approximately [♦]% of the issued and outstanding Existing SVS on a non-diluted basis;

(b)	[♦] Existing PVS, representing approximately [♦]% of the issued and outstanding Existing PVS on a non-diluted basis; and

(c)	168,000 Existing MVS, representing 100% of the issued and outstanding Existing MVS on a non-diluted basis.

Of the votes attaching to Existing Shares held by Acreage Locked-Up Shareholders, (i) approximately [♦]% of the votes attaching to the Existing SVS, [♦] of the votes attaching to Existing PVS and 100% of the votes attaching to the Existing MVS will be excluded for the purposes of determining whether “minority approval” has been obtained pursuant to MI 61-101, and (ii) approximately [♦]% of the votes attaching to the Existing SVS, [♦] of the votes attaching to Existing PVS and 100% of the votes attaching to the Existing MVS will be excluded for the purposes of determining whether “minority approval” has been obtained pursuant to OSC Rule 56-501 and NI 41-101.

As of the Record Date, the Acreage Locked-Up Shareholders beneficially owned, or exercised control or direction over, an aggregate of approximately [♦]% of the votes attached to the Existing Shares on a non-diluted basis. As of the Record Date, the Acreage Locked-Up Shareholders also beneficially owned, or exercised control or direction over, [♦] High Street Units, [♦] Existing Options and [♦] Existing RSUs.

A&R License

Concurrent with the execution of the Proposal Agreement, Canopy Growth, TS Brandco, Tweed and Acreage entered into an amended and restated license agreement (the “A&R License”) which amends and restates the Original License.

The following summarizes the material provisions of the A&R License. This summary may not contain all of the information about the A&R License that is important to Shareholders and is qualified in its entirety by reference to the A&R License, which is attached as Schedule D to the Proposal Agreement and has been filed by Acreage with the SEC and is available on EDGAR at www.sec.gov/edgar and on Acreage’s SEDAR profile at www.sedar.com.

Scope of License

Pursuant to the A&R License, the Licensors and Canopy Growth have agreed to provide Acreage with the non-exclusive right (but not the obligation) to use and sublicense within the United States of America, its territories and possessions, and the District of Columbia (the “Territory”):

(a)	each Licensor’s unique plans and systems for the establishment and operation of retail stores (the “Systems”);

(b)	the Licensor’s respective trademarks and trade names, whether registered or unregistered, and such other trademarks and trade names which may be designated in writing by a Licensor or Canopy Growth (the “Trademarks”); and

(c)	certain other intellectual property (“Intellectual Property”);

in connection with the present or future products, services and business of Acreage relating to the cultivation, distribution, promotion and sale of cannabis, cannabis accessories and non-cannabis merchandise.

Pursuant to the A&R License, among other things, Acreage may sublicense use of the Trademarks, Systems and/or Intellectual Property; provided that, any sublicense to a third-party will require the prior written consent of Canopy Growth unless the third-party complies with the Licensing Criteria. Acreage has also agreed to ensure that any sublicensee complies with its obligations under the A&R License.

Royalties

Prior to the Acquisition Time, the right of Acreage to use and sublicense the Intellectual Property, Systems, and Trademarks in the Territory is royalty-free. In accordance with the terms of the A&R License, following the Acquisition Time, Acreage has agreed to pay a royalty to Canopy Growth equal to a percentage of all gross revenue generated by Acreage as a result of the use of the rights granted pursuant to the A&R License.

Compliance with Applicable Laws

Pursuant to the A&R License, Acreage has agreed to use the Intellectual Property, Systems, and Trademarks in compliance with all applicable Laws, with the exception of the Controlled Substances Act, as it applies to cannabis, and any other federal Law of the United States from time to time, the violation of which is predicated upon a violation of the Controlled Substances Act as it applies to cannabis (collectively, the “Federal Cannabis Laws”).

Acreage has also agreed also not establish or operate retail stores selling cannabis or otherwise sell cannabis for recreational or medicinal purposes using the Intellectual Property, Systems, and Trademarks in jurisdictions within the Territory where the sale of cannabis for such purposes violates applicable Laws, with the exception of Federal Cannabis Laws.

Compliance with Licensor’s Standards

Acreage has agreed to comply with the specifications and service and quality standards of Canopy Growth and/or the Licensors, as may be updated from time to time (collectively, the “Standards”) applicable to the Intellectual Property, Systems, and Trademarks and to ensure that any sublicensees comply with their obligations under the A&R License. Pursuant to the A&R License, Canopy Growth has agreed to advise the Licensee in writing of any material changes to the Standards.

Termination of A&R License

The A&R License will expire upon the earlier of: (i) June 24, 2030; or (ii) the termination of the A&R License in accordance with its terms. Acreage also has the option to renew the term of the A&R License for seven additional five-year terms, provided that Acreage is in compliance with the material terms of the A&R License at the time of renewal.

The A&R License may be terminated prior to its completion by Canopy Growth in certain circumstances, including:

(a)	upon 12 months’ prior written notice;

(b)	if Canopy Growth or any of its affiliates is the subject of any regulatory investigation related to possible violations of applicable Law arising from the A&R License;

(c)	if termination is required by applicable Law (with the exception of Federal Cannabis Laws) or if the performance of the A&R License in any part of the Territory would otherwise violate applicable Law (with the exception of Federal Cannabis Laws), as determined by Canopy Growth, acting reasonably;

(d)	if Acreage has breached any material term of the Arrangement Agreement or A&R License and Acreage fails to cure such breach;

(e)	if Acreage is subject to a bankruptcy or insolvency proceeding;

(f)	if Acreage does not maintain the Standards and fails to commence to improve its adherence to the Standards within 30 days after written notice from Canopy Growth; or

(g)	if the Arrangement Agreement is terminated.

The A&R License may be terminated prior to its completion by Acreage if Canopy has breached any material term of the A&R License and Canopy fails to cure such breach.

Representations and Warranties

The A&R License contains certain customary representations and warranties provided between Acreage and Canopy Growth. The representations and warranties made by Canopy Growth relate to: validity of the license of the listed Trademarks and Systems; ownership of the Intellectual Property; no violation; confidentiality; and no undisclosed proceedings.

The A&R License also contains representations and warranties made by the Licensors and Acreage which relate to: organization and qualification; authority relative to the A&R License; validity of the A&R License; authorizations; and compliance with other agreements.

Covenants

The A&R License contains customary covenants by Acreage with respect to proper usage and protection of the Licensor’s rights in the Trademarks and protection of Canopy Growth’s rights in the Systems and the Intellectual Property.

Pursuant to the A&R License, the Licensors have agreed to maintain the existing registrations of the Trademarks and prosecute all pending applications for registration of the Trademarks in the Territory. The Licensors have also agreed to keep Acreage informed of any significant adverse developments in the prosecution of applications for the Trademarks in the Territory or any opposition or other challenge to the ownership or validity of any Trademarks or any registration or application for registration in the Territory that could impact Acreage’s exercise of its rights under the A&R License.

Amending Agreement

Upon satisfaction or waiver of the conditions set out in the Proposal Agreement, the Amending Agreement will be effective at the Amendment Time.

The following summarizes the material provisions of the Amending Agreement. This summary may not contain all of the information about the Amending Agreement that is important to Shareholders. The rights and obligations of the Parties to the Amending Agreement are governed by the express terms and conditions of the Amending Agreement and not by this summary or any other information contained in this Circular. This summary is qualified in its entirety by reference to the Amending Agreement, which is attached as Schedule B to the Proposal Agreement and has been filed by Acreage with the SEC and is available on EDGAR at www.sec.gov/edgar and on Acreage’s SEDAR profile at www.sedar.com.

Amended Plan of Arrangement

Pursuant to the Amended Plan of Arrangement, at the Amendment Time, Canopy Growth will make a cash payment of US$37,500,024 to the Shareholders of Acreage and the High Street Holders and the USCo2 Holders and Acreage will complete the Capital Reorganization. Upon the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, Canopy Growth will, subject to the satisfaction or waiver of the Acquisition Closing Conditions, acquire all of the issued and outstanding Fixed Shares (following the mandatory conversion of the Fixed Multiple Shares into Fixed Shares) on the basis of 0.3048 of a Canopy Growth Share for each Fixed Share held at the time of the acquisition of the Fixed Shares, subject to adjustment in accordance with the terms of the Amended Plan of Arrangement. In addition, pursuant to the Amended Arrangement, Canopy Growth will have the right (but not the obligation), exercisable for a period of 30 days following the Floating Rate Date, to acquire all of the issued and outstanding Floating Shares. Canopy Growth may acquire the Floating Shares for cash or Canopy Growth Shares or a combination thereof, in Canopy Growth’s sole discretion. If paid in cash, the price per Floating Share shall be equal to the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41. If paid in Canopy Growth Shares, each Floating Share will be exchanged for a number of Canopy Growth Shares equal to (i) the volume-weighted average trading price of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period prior to the exercise (or deemed exercise) of the Canopy Call Option, subject to a minimum amount of US$6.41, divided by (ii) the volume-weighted average trading price (expressed in US$) of the Canopy Growth Shares on the NYSE (or such other recognized stock exchange on which the Canopy Growth Shares are primarily traded if not then traded on the NYSE) for the 30 trading day period immediately prior to the exercise (or deemed exercise) of the Canopy Call Option. The foregoing Floating Ratio is subject to adjustment in accordance with the Amended Plan of Arrangement if Acreage issues greater than the permitted number of Floating Shares prior to the Acquisition Date. No fractional Canopy Growth Shares will be issued pursuant to the Amended Plan of Arrangement. The Floating Call Option cannot be exercised unless the Canopy Call Option is exercised (or deemed to be exercised). The acquisition of the Floating Shares pursuant to the Floating Call Option, if exercised, will take place concurrently with the closing of the acquisition of the Fixed Shares pursuant to the Canopy Call Option.

Amendments to the Arrangement Agreement

The Amending Agreement will provide for, certain amendments to the Arrangement Agreement.

Canopy Growth Approved Share Threshold

The definition of Canopy Growth Approved Share Threshold in the Arrangement Agreement will be amended to reduce the number of shares of Acreage available to be issued by Acreage without an adjustment in the Exchange Ratio such that, following the Amendment Time until the Acquisition Time, Acreage may issue a maximum of 32,700,000 Shares (or securities convertible into Shares in proportion to the foregoing), which will include:

(a)	3,700,000 Floating Shares which are to be issued solely in connection with the exercise of stock options granted to Acreage management (“Option Shares”);

(b)	8,700,000 Floating Shares, other than the Option Shares; and

(c)	20,300,000 Fixed Shares.

Notwithstanding the foregoing, the Amending Agreement will provide that Acreage may not issue any equity securities, without Canopy Growth’s prior consent, other than:

(a)	upon the exercise or conversion of convertible securities outstanding as of the Amendment Date;

(b)	contractual commitments existing as of the Amendment Date;

(c)	the Option Shares;

(d)	the issuance of up to US$3,000,000 worth of Fixed Shares pursuant to an at-the-market offering to be completed no more than four times during any one-year period;

(e)	the issuance of up to 500,000 Fixed Shares in connection with debt financing transactions that are otherwise in compliance with the terms of the Arrangement Agreement, as amended by the Amending Agreement; or

(f)	pursuant to one private placement or public offering of securities during any one-year period for aggregate gross proceeds of up to US$20,000,000, subject to specific limitations as set out in the Amending Agreement.

Company Debt

The Amending Agreement will preclude Acreage from entering into any contract in respect of Company Debt (as defined in the Arrangement Agreement) if, among other restrictions:

(a)	such contract would be materially inconsistent with market standards for companies operating in the United States cannabis industry;

(b)	such contract prohibits a prepayment of the principal amount of such Company Debt, requires a make-whole payment for the interest owing during the remainder of the term of such contract or charges a prepayment fee in an amount greater than 3.0% of the principal amount to be repaid;

(c)	such contract would provide for interest payments to be paid through the issuance of securities as opposed to cash; or

(d)	such contract has a principal amount of more than US$10,000,000 or a Cost of Capital that is greater than 30.0% per annum; provided that, if such Company Debt is fully secured by cash in a blocked account, the Cost of Capital may not be greater than 3.0% per annum.

Notwithstanding the foregoing, Canopy Growth’s consent will not be required for Acreage or any of its Subsidiaries to enter into a maximum of two transactions for Company Debt during any one-year period, in accordance with the following terms:

(a)	the principal amount of the Company Debt per transaction may not exceed US$10,000,000;

(b)	the Company Debt is not convertible into any securities; and

(c)	the contract does not provide for the issuance of more than 500,000 Shares (or securities convertible into or exchangeable for 500,000 Shares).

Covenants Regarding Acreage’s Directors and Officers

The Amending Agreement will prohibit Acreage from nominating or appointing any new director or appointing any new officer who does not meet the Required Director Criteria or Required Officer Criteria, as applicable.

Covenants Regarding Canopy Growth’s Operations in the United States

Pursuant to the Amending Agreement, in the event that Canopy Growth acquires, or conditionally acquires, a competitor of Acreage in the United States, Canopy Growth, as a condition to completing such transaction, will require the target entity (the “Target Cannabis Operator”) to enter into a commercially reasonable management service agreement (a “Management Service Agreement”) with Acreage on terms acceptable to Acreage, acting reasonably. In the event that the Target Cannabis Operator and Acreage cannot agree upon a commercially reasonable management service agreement, the Target Cannabis Operator will pay a management fee to Acreage equal to a percentage of net revenue generated by the Target Cannabis Operator.

Covenants Regarding Acreage’s Business Plans

Pursuant to the Amending Agreement, Acreage will agree to submit an Approved Business Plan to Canopy Growth on a quarterly basis that complies with certain specified criteria, including the Initial Business Plan. The Initial Business Plan contains annual revenue and earnings targets for each of Acreage’s fiscal years ending on December 31, 2020 through December 31, 2029. The Amending Agreement and Initial Business Plan will require Acreage to limit its operations to the Identified States.

Pursuant to the Amending Agreement, Acreage will agree to conduct, and cause its Subsidiaries to conduct, their respective operations, incur expenses and purchase assets in accordance with the then applicable Approved Business Plan. To ensure compliance with the Approved Business Plan, the Amending Agreement will provide for certain monthly financial reporting obligations, including delivery of the following to Canopy Growth:

(a)	a full set of financial statements;

(b)	treasury reports;

(c)	capitalization tables; and

(d)	detailed summaries of all expenditures and a comparison of such expenditures to the Approved Business Plan.

Austerity Measures

Pursuant to the Amending Agreement, Acreage will agree that in the event of an Interim Failure to Perform, certain additional restrictive covenants will become operative as austerity measures (the “Austerity Measures”) for Acreage’s business, including, among other things:

(a)	restrictions on Acreage’s ability to issue Shares (or securities convertible into Shares) other than:

(i)	upon the exercise or conversion of convertible securities outstanding as such date; and

(ii)	contractual commitments existing as of the Amendment Date;

(b)	prohibitions on entering into any contract in respect of Company Debt, other than in respect of trade payables or similar obligations incurred in the ordinary course;

(c)	granting any Fixed Options or Floating Options;

(d)	making payments of fees owed to the Acreage Board;

(e)	making short-term incentive or bonus payments to any Company Employee;

(f)	entering into any Contract with respect to the disposition of any assets other than inventory in the ordinary course;

(g)	entering into any Contract with respect to any business combination, merger or acquisition of assets, other than assets acquired in the ordinary course;

(h)	making any new capital investments or incurring any new capital expenditures; and

(i)	increasing the number of Company Employees that have a base salary of US$150,000 or more or more than five full time employees that would be included in corporate overhead expenditures.

Termination of Certain Canopy Growth Covenants

Pursuant to the Amending Agreement, Acreage will agree that in the event that Acreage has not achieved 80% of the minimum revenue and earnings targets set forth in the Initial Business Plan (a “Material Failure to Perform”), as determined on an annual basis, certain restrictive covenants applicable to Canopy Growth under the Arrangement Agreement will cease to apply. In particular, Canopy Growth would no longer require consent from Acreage prior to the acquisition, or conditional acquisition, of a competitor of Acreage in the United States.

Acquisition Closing Conditions

Pursuant to the Amending Agreement, Acreage will agree that in the event that Acreage has not achieved 60% of the minimum revenue and earnings targets set forth in the Initial Business Plan for the trailing 12-month period ending on the date that is 30 days prior to the proposed Acquisition Date (a “Failure to Perform”), a material adverse impact will be deemed to have occurred for purposes of Section 6.2(2)(h) of the Arrangement Agreement. As a result of such a material adverse impact, Canopy Growth would retain the right but would not be required to complete the Acquisition of the Fixed Shares pursuant to the Canopy Call Option.

Covenants Following the Acquisition Time until the End Date

The Amending Agreement will provide for certain covenants to be agreed to by Acreage regarding its business and operations that will be effective from the Acquisition Time until the End Date, including, among other things:

(j)	the right for Canopy Growth to nominate a majority of the Acreage Board;

(k)	pre-emptive rights and top-up rights in favor of Canopy Growth;

(l)	restrictions on the acquisition of shares or similar equity interest, assets, businesses or operations with an aggregate value of more than US$250,000,000, in a single transaction or series of related transactions;

(m)	restrictions on the ability to amend the constating documents of Acreage or the Key Subsidiaries;

(n)	restrictions on issuing additional High Street Units or USCo2 Shares;

(o)	restrictions on the sale, transfer, lease, pledge or other disposal of any assets, business or operations (in a single transaction or a series of related transactions) in the aggregate with a value of more than US$20,000,000;

(p)	prohibitions on entering into agreements or arrangements that limit or otherwise restrict in any material respect Acreage from competing in any manner;

(q)	approval rights on the Approved Business Plan; and

(r)	certain audit and inspection rights.

Business Plan Requirements

As further disclosed in “Transaction Agreements - Amending Agreement - Covenants Regarding Acreage’s Business Plans”, pursuant to the Amending Agreement, Acreage will agree to submit an Approved Business Plan to Canopy Growth on a quarterly basis that complies with certain specified criteria, including the Initial Business Plan. The Initial Business Plan contains annual revenue and earnings targets for each of Acreage’s fiscal years ending on December 31, 2020 through December 31, 2029, as outlined below:

Fiscal Year Ending	Pro-Forma Net Revenue Target (in US$000’s)	Consolidated Adj. EBITDA Target (in US$000’s)
2020	166,174	(22,499)
2021	253,296	36,720
2022	289,528	53,222
2023	375,274	102,799
2024	558,599	166,744
2025	641,047	190,385
2026	740,194	218,108
2027	848,498	244,402
2028	973,402	273,434
2029	1,120,177	305,840

A number of factors may cause Acreage to fail to meet Pro-Forma Net Revenue Targets or the Consolidated Adj. EBITDA Targets set forth in the Initial Business Plan and outlined above. See “Risk Factors”.

In the event that Acreage has not satisfied: (i) 90% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, measured on a quarterly basis, an Interim Failure to Perform will occur and the Austerity Measures shall become applicable and provide significant restrictions on Acreage’s ability to take certain actions otherwise permitted by the Amended Arrangement Agreement; (ii) 80% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, as determined on an annual basis (commencing in respect of the fiscal year ending December 31, 2021), a Material Failure to Perform will occur and (a) certain restrictive covenants applicable to Canopy Growth under the Amended Arrangement Agreement will cease to apply in order to permit Canopy Growth to acquire, or conditionally acquire, a competitor of the Company in the United States should it wish to do so, and (b) an event of default under the Debenture will likely occur resulting in the Loan becoming immediately due and payable; and (iii) 60% of the Pro-Forma Net Revenue Target or the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan for the trailing 12 month period ending on the date that is 30 days prior to the proposed Acquisition Time, a Failure to Perform shall occur and a material adverse impact will be deemed to have occurred for purposes of Section 6.2(2)(h) of the Arrangement Agreement and Canopy Growth will not be required to complete the Acquisition of the Fixed Shares pursuant to the Canopy Call Option.

Debenture

As a condition to implementation of the Amended Arrangement, the Lender will enter into the Debenture and provide the first tranche of the Loan contemplated thereunder, being US$50,000,000, to Hempco.

The following summarizes the material provisions of the Debenture. This summary may not contain all of the information about the Debenture that is important to Shareholders. The rights and obligations of the parties to the Debenture are governed by the express terms and conditions of the Debenture and not by this summary or any other information contained in this Circular. This summary is qualified in its entirety by reference to the Debenture, which is attached as Schedule F to the Proposal Agreement and has been filed by Acreage with the SEC and is available on EDGAR at www.sec.gov/edgar and on Acreage’s SEDAR profile at www.sedar.com.

Loan Advances

The Loan will be advanced in two tranches as follows:

(a)	US$50,000,000 on the Amendment Date (the “Initial Advance”); and

(b)	US$50,000,000 in the event that the following conditions, among others, are satisfied (the “Second Advance”):

(i)	Hempco’s EBITDA for any 90 day period is greater than or equal to 2.0 times the interest costs associated with the Initial Advance; and

(ii)	Hempco’s business plan for the 12 months following the applicable 90 day period supports an Interest Coverage Ratio of at least 2.00:1.

Interest

The principal amount of the Loan will bear interest from the date of advance, compounded annually, and be payable on each anniversary of the date of the Debenture in cash in U.S. dollars at a rate of 6.1% per annum.

Maturity

The Loan will mature 10 years from the date of the Initial Advance.

Use of Proceeds

The Loan must be used exclusively for U.S. hemp-related operations and on the express condition that such amount will not be used, directly or indirectly, in connection with or for the operation or benefit of any of Hempco’s affiliates other than subsidiaries of Hempco exclusively engaged in U.S. hemp-related operations and not directly or indirectly, towards the operation or funding of any activities that are not permissible under applicable Law. The Loan proceeds must be segregated in a distinct bank account and detailed records of debits to such distinct bank account will be maintained by Hempco.

Loan Repayments

No payment due and payable to the Lender by Hempco pursuant to the Debenture may be made using funds directly or indirectly derived from any cannabis or cannabis-related operations in the United States, unless and until the Triggering Event Date.

Compliance Certificate

Pursuant to the Debenture, Hempco will be required to deliver, on a monthly basis, a certificate to the Lender certifying, among other things, that:

(a)	Hempco is in compliance:

(i)	in all respects with all applicable Laws in the United States, including he Controlled Substances Act; and

(ii)	in all material respects, with all other applicable Laws;

(b)	Hempco has not received any communication from any Governmental Authority;

(c)	Hempco has not received any communication in connection with:

(i)	any potential or alleged violation of applicable Law;

(ii)	any investigation or audit by any Governmental Authority; or

(iii)	violations of, or non-compliance with, any applicable Law which could reasonably be expected to result in fines or penalties or otherwise result in a material adverse effect on the business, affairs or operations of Hempco or its affiliates;

(d)	Hempco has performed and observed, in all material respects, each covenant and condition of the Debenture (other than certain limited covenants which are to be performed and observed in all respects); and

(e)	each representation and warranty of Hempco contained in the Debenture is true and correct.

Representations and Warranties

The Debenture contains certain customary representations and warranties provided by Hempco. The representations and warranties to be made by Hempco relate to: no default; location; status, corporate power and qualification; subsidiaries; authorization, execution and delivery, approval and absence of conflict; validity of the Debenture; taxes and filings; valid issuance of the Debenture; corporate records; no restrictive agreements; compliance with contracts; accounting control; compliance with Laws, licenses and permits; environmental matters; assets; employment and labor matters; ERISA compliance; absence of insolvency proceedings; legal proceedings; insurance; intellectual property; accuracy of disclosure; no withholding of information; regulated entities; brokers’ fees and transaction fees; and foreign assets control regulations, anti-money laundering and anti-corruption practices. Each representation and warranty of Hempco will be deemed to be given on the date of the Second Advance.

Covenants

Positive Covenants

Pursuant to the Debenture, Hempco will agree to certain positive covenants, including covenants relating to: payment and performance of obligations; observation of covenants; notices to the Lender; maintenance of existence and business practices; compliance with compliance programs; compliance with Laws; permits and approvals; taxes; insurance; carrying on business; ownership of assets; good accounting practices; reporting to the Lender; inspections; use of proceeds; retail store operations; Subsidiary guarantees and security; and further assurances.

Negative Covenants

Pursuant to the Debenture, Hempco will agree to certain negative covenants, including covenants relating to: amalgamations; indebtedness; encumbrances; non-arm’s length transactions; compliance with ERISA; compliance with OFAC, USA Patriot Act and anti-corruption laws; change of corporate name or location; no sale of assets; constating documents; nature of business; dissolution; no sale-leasebacks; restricted payments; investments; cannabis related prohibitions; margin regulation; repayment; and Subsidiaries.

Events of Default

The Debenture will include usual and typical events of default for a financing of this nature, including, without limitation, if:

(a)	Hempco fails to pay:

(i)	any principal amount owing under the Debenture when due; or

(ii)	any interest or any other amounts payable under the Debenture within 10 Business Days after the date such interest or other amount is due;

(b)	a default occurs, which continues after the passage of any applicable cure period, under any agreement or instrument evidencing indebtedness of Hempco;

(c)	Hempco is in breach or default of any representation or warranty pursuant to the Debenture in any material respect (other than certain limited representations or warranties which must be true and correct in all respects), subject to a cure period of 30 days if such representation or warranty is capable of being cured;

(d)	Acreage is in breach or default of any representation or warranty pursuant to the Arrangement Agreement, as amended by the Amending Agreement, in any material respect, subject to a cure period of 30 days if such representation or warranty is capable of being cured;

(e)	Hempco fails to perform or comply with any covenant or obligation in the Debenture which is not remedied within 30 days after written notice is given to Hempco by the Lender;

(f)	Acreage fails to perform or comply with any covenant or obligation in the Arrangement Agreement which is not remedied within 30 days after written notice is given to Hempco by the Lender, including, a material deviation from an Approved Business Plan or if the Non-Core Divestitures are not completed within 18 months from the Amendment Date;

(g)	Hempco, any Subsidiary of Hempco or any Material Subsidiary commits an act of bankruptcy or institutes or consents to the institution of any bankruptcy proceeding or a petition or other process is filed or instituted without consent and remains undismissed or unstayed for a period of 45 days or any of the relief sought in such proceeding occurs;

(h)	the admission in writing by Hempco, any Subsidiary of Hempco or any Material Subsidiary of its inability to pay its debts generally as they become due;

(i)	any action or proceeding is launched or taken to terminate the corporate existence of Hempco, any Subsidiary of Hempco or any Material Subsidiary;

(j)	Hempco, any Subsidiary of Hempco or any Material Subsidiary ceases to carry on business or makes or proposes to make any sale of its assets in bulk, other than the Non-Core Divestitures;

(k)	any judgement for the payment of money in the aggregate amount exceeding US$25,000,000 is obtained or entered against Acreage or any of its Subsidiaries and remains unpaid or unstayed for 45 days;

(l)	any judgement for the payment of money in the aggregate amount exceeding US$2,500,000 is obtained or entered against Hempco or any of its Subsidiaries and remains unpaid or unstayed for 45 days;

(m)	there is a change of control of Hempco;

(n)	Hempco is required to pay, repay or otherwise retire any of its indebtedness after the passage of any applicable cure period; or

(o)	a default occurs in respect of any material agreement to which Hempco is a party and any applicable cure period expires.

Tax Receivable Agreement Amendments

In connection with the RTO, USCo entered into the TRA with certain key individuals, each of whom owns High Street Units. The TRA will be amended to reflect the terms of the Amended Arrangement and make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

Tax Receivable Bonus Plan 1 Amendments

Pursuant to the TRA, certain key individuals are entitled to payment by USCo equal to 65% of the amount of net tax benefits, if any, realized (or deemed to be realized) by USCo attributable to each such member under the terms of the TRA. An additional 20% of such net tax benefits are available for payment to the TRA Parties under the Tax Receivable Bonus Plan 1. Mr. Murphy, as the administrator of the Tax Receivable Bonus Plan 1, has the right to determine the amount each participant receives under the Tax Receivable Bonus Plan 1. Acreage and Canopy Growth have agreed to amend Tax Receivable Bonus Plan 1 to provide, among other things, that (i) Mr. Murphy will continue indefinitely (and regardless of whether Mr. Murphy ceases to be a director of the Company) as the administrator of the Tax Receivable Bonus Plan 1, and (ii) make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

Tax Receivable Bonus Plan 2 Amendments

Mr. Murphy has waived his right to receive 30.77% of the aggregate tax benefit payments to which he may otherwise be entitled under the TRA in order to create a Tax Receivable Bonus Plan 2. Participants in the Tax Receivable Bonus Plan 2 include Mr. Leibowitz, Mr. Doherty, Mr. Daino, Harris Damashek and Tyson MacDonald. The amount available under the Tax Receivable Bonus Plan 2 will be equal to the payments pursuant to the TRA waived by Mr. Murphy. Mr. Murphy, as the administrator of the Tax Receivable Bonus Plan 2, has the right to determine the amount each participant receives under the Tax Receivable Bonus Plan 2. Acreage and Canopy Growth have agreed to amend the Tax Receivable Bonus Plan 2 to provide, among other things, that (i) Mr. Murphy will continue indefinitely (and regardless of whether Mr. Murphy ceases to be a director of the Company) as the administrator of the Tax Receivable Bonus Plan 2, and (ii) make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

High Street Operating Agreement Amendments

The High Street Operating Agreement will be amended, as may be determined by the Company to be necessary, acting reasonably, to (i) reflect the creation of the Fixed Shares and the Floating Shares, (ii) reflect the amended Exchange Ratio, (iii) otherwise reflect the terms of the Amended Arrangement, and (iv) make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

Amendments to USCo2 Constating Documents

The USCo2 Constating Documents will be amended, as may be determined by the Company to be necessary, acting reasonably, to (i) reflect the creation of the Fixed Shares and the Floating Shares, (ii) reflect the amended Exchange Ratio, (iii) otherwise reflect the terms of the Amended Arrangement, and (iv) make any other changes that the Company and Canopy Growth may mutually agree, acting reasonably, are advisable or necessary in order to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement.

SECURITIES LAW MATTERS

The following is a brief summary of the Canadian and United States Securities Law considerations applying to the transactions contemplated herein not discussed elsewhere in this Circular.

Canadian Securities Laws

The following is only a general overview of certain requirements of Canadian Securities Laws relating to the Amended Arrangement that may be applicable to Shareholders, Acreage Optionholders, Acreage RSU Holders and Acreage Compensation Option Holders. Each securityholder is urged to consult its professional advisors to determine the Canadian conditions and restrictions applicable to trades in the Canopy Growth Shares issuable pursuant to the Amended Arrangement.

The issuance of the Fixed Shares and the Floating Shares pursuant to the Capital Reorganization and the issuance of Canopy Growth Shares pursuant to the Acquisition will each constitute a distribution of securities that is exempt from the prospectus requirements of applicable Canadian Securities Laws. The Fixed Shares and the Floating Shares issued pursuant to the Capital Reorganization and the Canopy Growth Shares issued pursuant to the Acquisition may be resold in each province and territory of Canada provided that: (i) the Company or Canopy Growth, as applicable, is a reporting issuer in a jurisdiction of Canada for the four months immediately preceding the trade; (ii) the trade is not a “control distribution” as defined in NI 45-102; (iii) no unusual effort is made to prepare the market or create a demand for those securities; (iv) no extraordinary commission or consideration is paid in respect of that trade; and (v) if the selling securityholder is an “insider” or “officer” (as such terms are defined by applicable Canadian Securities Laws) of the Company or Canopy Growth, as applicable, the insider or officer has no reasonable grounds to believe that the Company or Canopy Growth, as applicable, is in default of applicable Canadian Securities Laws.

To the extent that a Shareholder resides in a non-Canadian jurisdiction, the Fixed Shares, Floating Shares and the Canopy Growth Shares received by the Shareholder pursuant to the Amended Plan of Arrangement may be subject to certain additional trading restrictions under securities laws of such jurisdiction. All Shareholders residing outside Canada are advised to consult their own legal advisors regarding such resale restrictions.

Status Under Canadian Securities Laws

Acreage is a reporting issuer in the Provinces of Ontario, British Columbia, Alberta, Saskatchewan, Manitoba, New Brunswick and Nova Scotia. Following the Amendment Date, Acreage will remain a reporting issuer in such jurisdictions. In the event that both the Canopy Call Option and the Floating Call Option are exercised (or the Canopy Call Option is deemed exercised), it is expected that Canopy Growth will apply to have Acreage cease to be a reporting issuer in all jurisdictions in which it is a reporting issuer and thus will terminate Acreage’s reporting obligations in Canada and the United States following completion of the Acquisition.

Canopy Growth is a reporting issuer in each of the provinces of Canada, other than Quebec. Following the Amendment Date and the Acquisition Date, Canopy Growth will remain a reporting issuer in such jurisdictions.

Multilateral Instrument 61-101

The Amended Arrangement is subject to the requirements of MI 61-101. MI 61-101 regulates certain transactions to ensure equality of treatment among securityholders, generally requiring enhanced disclosure, approval by a majority of securityholders excluding “interested parties”, “related parties” or “joint actors”, independent valuations and, in certain instances, approval and oversight of the transaction and/or value determinations by a special committee of independent directors. The protections of MI 61-101 apply to a reporting issuer proposing to carry out a “business combination” (as defined in MI 61-101) that terminates the interests of securityholders without their consent.

A transaction such as the Amended Arrangement constitutes a “business combination” for purposes of MI 61-101 if, at the time the Arrangement is agreed to, a “related party” of Acreage, such as a director or senior officer (as defined in MI 61-101) or a holder of 10% or more of any class of Existing Shares, is entitled to receive, as a consequence of the transaction, a “collateral benefit” (as defined in MI 61-101).

A “collateral benefit” is broadly defined for purposes of MI 61-101 and means, subject to certain specified exclusions, any benefit that a related party of the issuer is entitled to receive, directly or indirectly, as a consequence of the transaction, including, without limitation, an increase in salary, a lump sum payment, a payment for surrendering securities or other enhancement in benefits related to past or future services as an employee, director or consultant of the issuer or of another Person, regardless of the existence of any offsetting costs to the related party or whether the benefit is provided, or agreed to, by the issuer or another party to the transaction.

The definition of “collateral benefit” contains certain exclusions. In that regard, a benefit received by a related party of Acreage is not considered to be a collateral benefit if the benefit is received solely in connection with the related party's services as an employee, director or consultant of Acreage or an affiliated entity and: (i) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for securities relinquished under the Amended Arrangement; (ii) the conferring of the benefit is not, by its terms, conditional on the related party supporting the Arrangement in any manner; (iii) full particulars of the benefit are disclosed in this Circular; and (iv) either (A) at the time the Amended Arrangement was agreed to, the related party and its associated entities beneficially own or exercise control or direction over less than 1% of the each class of the outstanding Existing Shares, or (B) (x) if the transaction is a “business combination”, the related party discloses to an independent committee of Acreage the amount of consideration that the related party expects it will be beneficially entitled to receive, under the terms of the Amended Arrangement, in exchange for equity securities beneficially owned by the related party, (y) the independent committee, acting in good faith, determines that the value of the benefit, net of any offsetting costs to the related party, is less than 5% of the value referred to in (x), and (z) the independent committee's determination is disclosed in this Circular.

As of the Record Date, for the purposes of MI 61-101, the following related parties own or exercise control or direction over the following classes Existing Shares, as determined in accordance with MI 61-101 and Section 1.8 of NI 62-104:

Name, Title	Existing SVS	Existing PVS	Existing MVS	Acreage Options	Acreage RSUs	High Street Units
John Boehner, Director(1)	[]	[]	[]	[]	[]	[]
Kevin P. Murphy, Director(1)	[]	[](2)	168,000	[]	[]	[]
Douglas Maine, Director(1)	[]	[]	[]	[]	[]	[]
Brian Mulroney, Director(1)	[]	[]	[]	[]	[]	[]
William C. Van Faasen, Director, Interim Chief Executive Officer(1)	[]	[]	[]	[]	[]	[]
Glen Leibowitz, Chief Financial Officer(1)	[](3)	[]	[]	[]	[]	[]
Robert Daino, Chief Operating Officer(1)	[]	[]	[]	[]	[]	[]
James Doherty, General Counsel & Secretary(1)	[]	[]	[]	[]	[]	[]

Note:

(1) The amounts shown assume in each case the exercise of Acreage Options held by the individuals disclosed in the table, the conversion of all High Street Units held by them and take into account all vested Acreage RSUs or Acreage RSUs vesting within 60 days of the Announcement Date.

(2) [] of the Existing PVS are registered in the name of Murphy Capital, LLC, an entity over which Mr. Murphy exercises direction or control, and [] Existing PVS are registered in the name of The Kevin Murphy 2018 Annuity Trust over which Mr. Murphy exercises direction or control.

(3) [] of the Existing SVS are registered in the name of Glen Leibowitz IRA Account over which Mr. Leibowitz exercises direction or control.

Each of the directors and executive officers of Acreage and their respective associated and affiliated entities beneficially own, or exercise control or direction over, less than 1% of each outstanding class of the issued and outstanding Existing Shares (assuming in each case the exercise of Acreage Options held by them, the conversion of all High Street Units held by them and taking into account all vested Acreage RSUs or Acreage RSUs vesting within 60 days of the Announcement Date), other than Mr. Murphy (director), who holds []% of the outstanding Existing SVS (assuming all relevant securities held by Mr. Murphy are converted into Existing SVS), []% of the outstanding Existing PVS (assuming conversion of the number of High Street Capital Units held by Mr. Murphy to preclude the forced conversion of the outstanding Existing MVS), and 100% of the outstanding Existing MVS (assuming that Mr. Murphy does not convert any of such Existing MVS and Mr. Murphy is not otherwise forced to convert such Existing MVS pursuant to the terms thereof and the Coattail Agreement).

On June 24, 2020, the Company entered into agreements with each of the Specified Individuals providing that, if the Amendment Resolution is passed and the Amended and Restated Omnibus Equity Incentive Plan is adopted, and upon the occurrence of an Acceleration Event in respect of a Specified Individual, the Company will accelerate the vesting of all of the Acreage RSUs, Fixed RSUs, Floating RSUs and Replacement RSUs, as applicable, granted to such Specified Individual that are outstanding as at the date on which the Acceleration Event occurs. See “The Amended Arrangement – Interests of Certain Persons in the Amended Arrangement - Acceleration Agreements”.

In addition, as a condition to the implementation of the Amended Arrangement, the Credit Agreement will be amended in accordance with the Credit Agreement Amendment. The Credit Agreement Amendment is anticipated to provide that: (i) with respect to US$21,000,000 of the principal amount advanced pursuant to the Credit Agreement (the “Mr. Murphy Amount”), effective as of the Amendment Time, the Credit Agreement will be amended to (a) remove any entitlement to “Interest Shares” (as defined in the Credit Agreement) in respect of this amount, (b) provide for an interest rate of 12% per annum payable in cash, (c) amend Section 9.3 of the Credit Agreement to amend the obligation of Acreage Finance Delaware, LLC to cause Acreage to sell up to 8,800,000 Existing SVS to repay the amount outstanding such that the obligation shall be reduced to cause the issuance of up to 2,000,000 Fixed Shares, and (d) make any further revisions to the Credit Agreement as may be necessary or reasonable, as agreed upon with counsel to the lender, to implement the foregoing, and (ii) with respect to US$1,000,000 of the principal amount advanced pursuant to the Credit Agreement, the lender shall be entitled to (a) 23,999 Existing SVS, (b) upon maturity of the Credit Agreement, a return of US$1,100,000 and (c) otherwise treated in accordance with the current terms of the Credit Agreement.

Mr. Murphy has an economic interest in the Mr. Murphy Amount through a loan of US$21,000,000 made from Mr. Murphy to the lender under the Credit Agreement, which funds were subsequently loaned to the borrower under the Credit Agreement. While Mr. Murphy’s entitlements arising indirectly pursuant to the Credit Agreement are being reduced as a condition to the implementation of the Amended Arrangement, the funding pursuant to the Debenture and the other terms of the Amending Agreement and the Amended Plan of Arrangement increase the likelihood that the amount outstanding under the Credit Agreement will be repaid. This constitutes a benefit for Mr. Murphy, the former Chief Executive Officer, and current Chair of the Acreage Board.

In addition, as described above, amendments will be made to certain documents in connection with, and as a condition to, the implementation of the Amended Arrangement, which will provide that (i) Mr. Murphy will continue indefinitely (and regardless of whether Mr. Murphy ceases to be a director of Acreage) as the administrator of the Tax Receivable Bonus Plans; and (ii) enable Mr. Murphy’s existing Acreage restricted share units (including any replacements thereof pursuant to the Amended Plan of Arrangement) to vest in accordance with the terms thereof regardless of Mr. Murphy ceasing to be an employee or officer of Acreage, provided that Mr. Murphy remains a director of Acreage. The value of any of the benefits received by Mr. Murphy has been considered by the Special Committee.

The following table sets out the approximate value of the benefits and other payments to be received by each of the related parties of Acreage in connection with the Amended Arrangement (assuming the Acquisition is completed):

Name, Title	Amount of Benefits (US$)
Kevin P. Murphy, Director, Former Chief Executive Officer & President	2,431,784	(1)(2)
Glen Leibowitz, Chief Financial Officer	2,992,475	(1)
Robert Daino, Chief Operating Officer	3,128,391	(1)
James Doherty, General Counsel & Secretary	2,992,475	(1)
William C. Van Faasen, Director, Interim Chief Executive Officer	242,036	(1)
Douglas Maine, Director	242,036	(1)
John Boehner, Director	97,084	(1)
Brian Mulroney, Director	597,638	(1)
TOTAL	12,723,919

Notes:

(1) Assumes the occurrence of an Acceleration Event in respect of such individual on June 24, 2020, being the date of the Proposal Agreement, and that all unvested Acreage RSUs and other awards, as applicable, granted to such individual that were outstanding as at the close of business on June 24, 2020 became fully vested on such date. The value of the unvested Acreage RSUs and awards to become vested were valued using the closing price of the Existing SVS on the CSE on June 24, 2020, being US$2.33.

(2) The Company is taking a conservative approach and has attributed the full amount of the loan Mr. Murphy advanced to Poppins to facilitate funding under the Original Credit Agreement, being US$21,000,000, as the amount of the benefit to Mr. Murphy.  The Company is taking this approach given the limited downside protection in favor of Poppins in the Original Credit Agreement, Acreage’s current financial position, Mr. Murphy’s subordination of his repayment in favour of the other funding source to Poppins and the unlikelihood of complete recovery for Mr. Murphy absent the Amended Arrangement (which is contingent on the amendments to the Original Credit Agreement being made) and funding pursuant to the Debenture.

Given that each of Mr. Leibowitz, Mr. Daino, Mr. Doherty, Mr. C. Van Faasen, Mr. Maine, Mr. Boehner and Mr. Mulroney beneficially owns or exercises control or direction over less than 1% of each class of Existing Shares, the Special Committee determined that each of the foregoing payments, entitlements or benefits to which such individuals are or may be entitled do not constitute a “collateral benefit” for purposes of MI 61-101 and therefore their Existing Shares will not need to be excluded from the minority approval of the Amendment Resolution pursuant to MI 61-101.

The payments, entitlements or benefits to which Mr. Murphy will or may be entitled to receive pursuant to the Amended Arrangement are classified as “collateral benefits” for purposes of MI 61-101. Since Mr. Murphy is a “related party” of Acreage and is receiving a collateral benefit, the Arrangement constitutes a “business combination” for purposes of MI 61-101. Mr. Murphy is also classified as an “interested party” and therefore, the Existing Shares held by Mr. Murphy or under the control or direction of Mr. Murphy (including those entities which are “related parties” of Mr. Murphy and “joint actors” of Mr. Murphy, being Murphy Capital, LLC and The Kevin Murphy 2018 Annuity Trust (together with Mr. Murphy, the “Interested Parties”)) will not be counted for purposes of the tabulation of the “minority approval” of the Amendment Resolution in accordance with MI 61-101.

On July 8, 2020, the Company submitted an exemptive relief application to the OSC to permit holders of Existing SVS and Existing PVS to vote together as a single class in connection with obtaining a simple majority of the votes for the purposes of obtaining Shareholder approval of the Amendment Resolution pursuant to MI 61-101. Aside from having a voting right of 40 votes per share, the holders of the Existing PVS are entitled to the same rights as the holders of the Existing SVS, and no holder thereof is entitled to any privilege, priority or preferences in relation to any other holders of Existing Shares. The holders of Existing SVS comprise: (i) those Shareholders who held either Existing SVS or Existing PVS at the effective time of the Existing Arrangement; and (ii) holders of Existing SVS acquired subsequent to the effective time of the Existing Arrangement. Certain holders of Existing SVS may, therefore, not have received the original Option Premium. The Existing PVS Shareholders comprise those holders of Existing PVS who held such shares at the effective time of the Existing Arrangement and, accordingly, received their pro rata share of the Option Premium. To the extent that there are adverse U.S. income tax consequences arising from receipt by U.S. holders of the Option Premium or the Aggregate Amendment Option Payment resulting from the Amended Arrangement, all holders of Existing PVS will be affected whereas only certain holders of Existing SVS will be affected. As such, the classes of Existing Shares may be differentially affected for U.S. tax purposes. The holders of Existing Shares are advised to consult their own tax advisors with respect to the receipt of their portion of Aggregate Amendment Option Payment based on their particular circumstances. See “Certain United States Federal Income Tax Considerations”.

For the purposes of obtaining “minority approval” of the Amendment Resolution pursuant to MI 61-101, an aggregate of [t] Existing SVS (representing approximately [t]% of the issued and outstanding Existing SVS as of the Record Date), an aggregate of [t] Existing PVS (representing approximately [t]% of the issued and outstanding Existing PVS as of the Record Date) and 168,000 Existing MVS (representing approximately 100% of the issued and outstanding Existing MVS as of the Record Date) are required to be excluded.

Restricted Securities Matters

OSC Rule 56-501

OSC Rule 56-501 regulates the creation and distribution of restricted shares by reporting issuers governed by Canadian Securities Law applicable in Ontario. The definition of restricted shares includes equity shares to which are attached voting rights exercisable in all circumstances, irrespective of the number or percentage of shares owned, that are less, on a per share basis, than the voting rights attaching to any other shares of an outstanding class of shares of the issuer.

The Existing SVS are “restricted securities” and the Fixed Shares and Floating Shares proposed to be created pursuant to the Capital Reorganization constitute “restricted securities”, in each case within the meaning of such term under OSC Rule 56-501.

OSC Rule 56-501 provides, among other things, that the prospectus exemptions under Canadian Securities Law applicable in Ontario are not available in respect of a “stock distribution” (as defined in OSC Rule 56-501), unless either: (i) the stock distribution or (ii) the “reorganization” (as defined in OSC Rule 56-501) that resulted in the creation of the restricted shares, received “minority approval” (as defined in OSC Rule 56-501) in addition to any other required security holder approval. For the purposes of OSC Rule 56-501, minority approval means approval by a majority of the votes cast by holders of voting shares and, if required by applicable corporate law, by a majority of the votes cast by holders of a class of shares, other than, in both cases, the votes attaching at the time to securities held directly or indirectly by: (A) “affiliates” (as defined in the Securities Act) of the issuer; or (B) “control persons” (as defined in OSC Rule 56-501) of the issuer (in either case, a “Related Party” and collectively the “Related Parties”).

NI 41-101 provides, among other things, that an issuer must not file a prospectus under which restricted securities are to be distributed unless: (i) the distribution has received prior majority approval of the securityholders of the issuer in accordance with applicable Law, including approval on a class basis if required and excluding any votes attaching at the time to securities held, directly or indirectly, by the Related Parties; or (ii) at the time of any “restricted security reorganization” (as defined in NI 41-101, and which would include the Capital Reorganization) related to the securities to be distributed: (A) the restricted securityholder reorganization received prior majority approval of the securityholders of the issuer in accordance with applicable Law, including approval on a class basis if required and excluding any votes attaching at the time to securities held, directly or indirectly, by the Related Parties; (B) the issuer was a reporting issuer in at least one jurisdiction; and (C) no purposes or business reasons for the creation of the restricted securities were disclosed in the relevant information circular that are inconsistent with the purpose of the distribution.

In connection with the Capital Reorganization, the Fixed Shares and the Floating Shares are being created and distributed, each of which classes will constitute “restricted shares” within the meaning of OSC Rule 56-501 and “restricted securities” within the meaning of NI 41-101. In order to: (a) create and distribute the Fixed Shares, Floating Shares and Fixed Multiple Shares in connection with the Capital Reorganization; and (b) effect distributions of Fixed Shares and/or Floating Shares in the future either pursuant to a prospectus or on a prospectus-exempt basis, in each case, without obtaining minority approval for any such distribution, the Company is seeking minority approval for the Amendment Resolution.

In relation to the Amendment Resolution, “minority approval” means approval by the affirmative vote of a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, voting together as a single class, excluding votes cast by the Related Parties. For the purposes of obtaining “minority approval” of the Amendment Resolution pursuant to OSC Rule 56-501 and NI 41-101, an aggregate of [] Existing SVS (representing approximately []% of the issued and outstanding Existing SVS as of the Record Date), [] Existing PVS (representing approximately []% of the issued and outstanding Existing PVS as of the Record Date), and 168,000 Existing MVS (representing 100% of the issued and outstanding Existing MVS as of the Record Date) are required to be excluded.

NI 51-102 and Form 51-102F5

Pursuant to NI 51-102, the Company is required to disclose the extent of any rights provided in the Company’s constating documents or otherwise for the protection of holders of “restricted securities” (as such term is defined in NI 51-102). As of the date of this Circular, the Existing SVS constitute restricted securities. If the Amendment Resolution is adopted at the Meeting and the Amended Arrangement and Capital Reorganization are implemented, the Fixed Shares and Floating Shares will each constitute restricted securities.

On November 14, 2018, the Company, the Trustee and the Existing MVS Shareholders entered into the Coattail Agreement under which the Existing MVS Shareholders and holders of High Street Units are prohibited from selling, directly or indirectly, any Existing MVS or High Street Units pursuant to a takeover bid, if applicable Canadian Securities Laws would have required the same offer to be made to the Existing SVS Shareholders had the sale been a sale of Existing SVS rather than Existing MVS or High Street Units. For a full description of the terms of the Coattail Agreement, see “Voting Securities And Principal Holders Thereof”.

As a condition to the completion of the Amended Arrangement, the Housekeeping Amendments shall have been made on terms satisfactory to each of the Company and Canopy Growth, each acting reasonably, which includes, but is not limited to amendments to the terms of the Coattail Agreement to carry out the purpose and intention of the transactions contemplated in the Proposal Agreement and the Amended Plan of Arrangement. Such amendments to the Coattail Agreement will be made to provide the proposed holders of Fixed Shares and Floating Shares with the same rights against the proposed holders of Fixed Multiple Shares as the Existing SVS Shareholders under the Coattail Agreement as at the date of this Circular.

Minority Approval Requirements

As a result of the foregoing analyses, the “minority approval” requirements of MI 61-101 and of OSC Rule 56-501 and NI 41-101 will apply in connection with the Amended Arrangement and, in addition to obtaining approval of the Amendment Resolution of at least 66⅔% of the votes cast by Shareholders present virtually or represented by proxy and entitled to vote at the Meeting, approval will also be sought by: (i) not less than a simple majority of the votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, each voting separately as a class unless exemptive relief is obtained from the OSC on its own behalf and on behalf of the Canadian Securities Regulators, in which case the approval required will be a simple majority of votes cast by the holders of Existing SVS and Existing PVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, and in either case excluding the votes of the Interested Parties pursuant to MI 61-101; and (ii) a simple majority of the votes cast by the holders of Existing SVS, Existing PVS and Existing MVS, present virtually or represented by proxy and entitled to vote at the Meeting, voting together as a single class, excluding the votes of the Related Parties.

The table below sets forth the votes of Interested Parties (or related parties of Interested Parties and joint actors) excluded for purposes of determining “minority approval” in accordance with MI 61-101:

	Existing Shares Excluded from Voting
Name, Title	Existing SVS	Existing PVS	Existing MVS
Kevin P. Murphy, Director, Former Chief Executive Officer & President	[]	[](1)	168,000

Note:

(1) [] of the Existing PVS are registered in the name of Murphy Capital, LLC, an entity over which Mr. Murphy exercises direction or control, and [] Existing PVS are registered in the name of The Kevin Murphy 2018 Annuity Trust over which Mr. Murphy exercises direction or control.

The table below sets forth the votes of Related Parties excluded for purposes of determining “minority approval” in accordance with of OSC Rule 56-501 and NI 41-101:

	Existing Shares Excluded from Voting
Name, Title	Existing SVS	Existing PVS	Existing MVS
Kevin P. Murphy, Director, Former Chief Executive Officer & President	[]	[](1)	168,000

Note:

(1) [] of the Existing PVS are registered in the name of Murphy Capital, LLC, an entity over which Mr. Murphy exercises direction or control, and [] Existing PVS are registered in the name of The Kevin Murphy 2018 Annuity Trust over which Mr. Murphy exercises direction or control.

Formal Valuation Exemption

The Company’s securities are not listed or quoted on a specified market for purposes of MI 61-101. Section 4.4(1)(a) of MI 61-101 provides for an exemption from the formal valuation requirement of MI 61-101 where an issuer’s securities are not listed or quoted on a specified market.

To the knowledge of the directors and officers of the Company, after reasonable enquiry, there have been no prior valuations (as defined in MI 61-101) prepared in respect of the Company within the 24 months preceding the date of this Circular. Disclosure is also required for any bona fide prior offer for the Existing Shares during the 24 months before entry into the Amended Arrangement Agreement. There has not been any such offer during such 24 month period.

U.S. Securities Laws

The following is only a general overview of certain requirements of U.S. Securities Laws relating to the Amended Arrangement that may be applicable to Shareholders, Acreage Optionholders, Acreage RSU Holders and Acreage Compensation Option Holders. Each securityholder is urged to consult its professional advisors to determine the U.S. conditions and restrictions applicable to trades in the Canopy Growth Shares issuable pursuant to the Amended Arrangement.

Exemption from U.S. Registration

The Canopy Growth Shares, Replacement Options, Replacement RSUs and Replacement Compensation Options to be issued to Shareholders, holders of Fixed Share Replacement Securities and holders of Floating Share Replacement Securities, respectively, under the Amended Plan of Arrangement and pursuant to the Acquisition have not been and are not expected to be registered under the U.S. Securities Act or the Securities Laws of any state of the United States and will be issued in reliance upon the Section 3(a)(10) Exemption and exemptions provided in respect of the Securities Laws of states of the U.S. in which U.S. Holders reside. The Section 3(a)(10) Exemption exempts from registration a security that is issued in exchange for outstanding securities and other property where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all Persons to whom it is proposed to issue securities in such exchange have the right to appear, by a court or by a governmental authority expressly authorized by Law to grant such approval. On July [], 2020, prior to the mailing of this Circular, the Company obtained the Amendment Interim Order, and, subject to the approval of the Arrangement by the Shareholders, a hearing for the Amendment Final Order approving the Arrangement is currently expected to take place on [], 2020. All Shareholders, Acreage Optionholders, Acreage RSU Holders and Acreage Compensation Option Holders are entitled to appear and be heard at this hearing, provided that they satisfy the applicable conditions set forth in the Amendment Interim Order. The Amendment Final Order of the Court will, if granted, constitute the basis for the Section 3(a)(10) Exemption with respect to the securities to be issued under the Arrangement and on completion of the Acquisition.

The Section 3(a)(10) Exemption will not be available for the Canopy Growth Shares that are issuable upon exercise of the Replacement Options, the Canopy Growth Shares that are issuable upon exercise of the Replacement Compensation Options and the Canopy Growth Shares that are issuable on the vesting of the Replacement RSUs. Therefore, the Canopy Growth Shares issuable upon the exercise of the Replacement Options and Replacement Compensation Options and the Canopy Growth Shares issuable on the vesting of the Replacement RSUs will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state Securities Laws or following registration under such Laws. Canopy Growth has no present intention to file a registration statement relating to the issuance of Canopy Growth Shares issuable upon exercise of the Replacement Options and Replacement Compensation Options or the Canopy Growth Shares issuable on the vesting of the Replacement RSUs and no assurance can be made that Canopy Growth will file or have taken effective steps to file, such registration statements in the future.

The Canopy Growth Shares to be issued on completion of the Acquisition will be freely transferable under United States federal Securities Laws, except that the U.S. Securities Act imposes restrictions on the resale of Canopy Growth Shares received on completion of the Acquisition by Persons who are, become after consummation of the Acquisition or within 90 days of the Acquisition Time have been, “affiliates” of Canopy Growth.

As defined in Rule 144 under the U.S. Securities Act, an “affiliate” of an issuer is a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such issuer and may include certain officers and directors of such issuer as well as principal shareholders of such issuer. “Control” means the possession, direct or indirect, of the power to direct or cause direction of the management and policies of an issuer, whether through the ownership of voting securities, by contract or otherwise.

An “affiliate” of Canopy Growth is a Person that directly, or indirectly through one or more Intermediaries, controls, or is controlled by, or is under common control with, Canopy Growth and may include certain executive officers and directors of Canopy Growth, as well as principal shareholders of Canopy Growth, directors or executive officers of Acreage who become directors or executive officers of Canopy Growth after the Acquisition, and any Person deemed to be an affiliate of Canopy Growth within 90 days before the closing of the Acquisition.

Any Shareholder who, after consummation of the Acquisition is an “affiliate” (as defined in Rule 144 under the U.S. Securities Act) of Canopy Growth or was, at any time during the 90 days immediately before the resale of any Canopy Growth Shares received on completion of the Acquisition, an “affiliate” of Canopy Growth, may not resell such Canopy Growth Shares, unless such shares are registered under the U.S. Securities Act or an exemption from registration, such as the exemptions contained in Rule 144 and Rule 904 of Regulation S under the U.S. Securities Act, is available. This Circular does not cover resales of any Canopy Growth Shares received by any Person upon completion of the Acquisition, and no Person is authorized to make any use of this Circular in connection with any resale.

This Circular does not cover resales of any Canopy Growth Shares received by any Person upon completion of the Acquisition, and no Person is authorized to make any use of this Circular in connection with any resale.

Affiliates – Rule 144

In general, under Rule 144, Persons that are affiliates of Canopy Growth after consummation of the Acquisition or were affiliates of Canopy Growth within the 90 days immediately before the resale of the Canopy Growth Shares received on completion of the Acquisition will be entitled to sell such shares that they receive on completion of the Acquisition in the United States, provided that the number of such shares sold, together with all other shares of the same class sold for their account during any three-month period, does not exceed the greater of one percent of the then outstanding securities of such class or, if such shares are listed on a U.S. securities exchange and/or reported through the automated quotation system of a U.S. registered securities association, the average weekly trading volume of such shares during the four calendar week period preceding the date of sale, subject to aggregation rules, specified restrictions on manner of sale, reporting requirements, and the availability of current public information about the relevant issuer. Persons that are affiliates of Canopy Growth after the closing of the Acquisition will continue to be subject to the resale restrictions described in this paragraph for so long as they continue to be affiliates of Canopy Growth, and for 90 days thereafter.

To the extent that a Shareholder resides in a non-U.S. jurisdiction, the Canopy Growth Shares received by the Shareholder may be subject to certain additional trading restrictions under Securities Laws of such jurisdiction. All Shareholders residing outside the U.S. are advised to consult their own legal advisors regarding such resale restrictions.

Affiliates – Regulation S

In general, pursuant to Rule 904 of Regulation S under the U.S. Securities Act, Persons who are affiliates of Canopy Growth solely by virtue of their status as an officer or director of such company may sell Canopy Growth Shares outside the United States in an “offshore transaction” (which would include a sale through the TSX, if applicable) if neither the seller nor any Person acting on its behalf engages in “directed selling efforts” in the United States and no selling commission, fee or other remuneration is paid in connection with such sale other than a usual and customary broker’s commission. For purposes of Regulation S, “directed selling efforts” means, “any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered” in the sale transaction. Pursuant to Rule 903 of Regulation S, certain additional restrictions are applicable to a holder of Canopy Growth Shares who is an affiliate of Canopy Growth after the Acquisition other than solely by virtue of his or her status as an officer or director of Canopy Growth.

To the extent that a Shareholder resides in a non-U.S. jurisdiction, the Canopy Growth Shares received by the Shareholder may be subject to certain additional trading restrictions under Securities Laws of such jurisdiction. All Shareholders residing outside the U.S. are advised to consult their own legal advisors regarding such resale restrictions

Status Under U.S. Securities Laws

Acreage is a domestic issuer in the United States subject to the reporting requirements of the U.S. Exchange Act. Following the Amendment Date, Acreage will remain a domestic issuer in the United States. In the event that both the Canopy Call Option and the Floating Call Option are exercised (or deemed exercised), it is expected that Canopy Growth will apply to have Acreage cease to be subject to the reporting requirements of the U.S. Exchange Act.

Canopy Growth is a domestic issuer in the United States subject to the reporting requirements of the U.S. Exchange Act. Following the Amendment Date and the Acquisition Date, Canopy Growth will remain a domestic issuer in the United States.

REGULATORY MATTERS

Other than the Shareholder Approval, the Amendment Regulatory Approvals and the Acquisition Regulatory Approvals, Acreage is not aware of any material approval, consent or other action by any federal, provincial, state or foreign government or any administrative or regulatory agency that would be required to be obtained in order to implement the Amended Arrangement or the Acquisition, as applicable. In the event that any such approvals or consents are determined to be required, such approvals or consents will be sought. Any such additional requirements could delay the Amendment Date or the Acquisition Date or prevent the completion of the Amended Arrangement or the Acquisition, as applicable. While there can be no assurance that any regulatory consents or approvals that are determined to be required will be obtained, Acreage currently anticipates that any such consents and approvals, other than the amendment of federal Laws in the United States to permit the general cultivation, distribution and possession of marijuana or the removal of the regulation of such activities from the federal Laws of the Unites States, that are determined to be required will have been obtained or otherwise resolved by the Amendment Date or the Acquisition Date, as applicable. Subject to Shareholder Approval, receipt of the Amendment Regulatory Approvals and the satisfaction or waiver of all other conditions specified in the Proposal Agreement, the Amendment Date is expected to occur in [] 2020.

HSR Approval

Under the HSR Act, certain transactions, including the Acquisition, may not be completed until a pre-merger Notification and Report Form has been filed with the FTC and the Antitrust Division of the DOJ and the specified waiting period has been terminated or has expired without the commencement of a lawsuit. The initial waiting period under the HSR Act expires 30 calendar-days after the parties’ filings of their respective HSR Act Notification and Report Forms. If the FTC or DOJ issues a Request for Additional Information and Documentary Material (“Second Request”) prior to the expiration of the initial waiting period, the waiting period is extended until 30 days after the parties certify substantial compliance with the Second Request. The FTC and DOJ have discretion to grant early termination of the HSR Act waiting period if requested by the parties.

At an appropriate time prior to completion of the Acquisition, Acreage and Canopy Growth have agreed to prepare and file a Notification and Report Form pursuant to the HSR Act. Acreage and Canopy Growth have agreed to use their respective commercially reasonable efforts to obtain all Regulatory Approvals required to complete the Acquisition.

Stock Exchange Matters

The Existing SVS are currently listed on the CSE under the symbol “ACRG.U”, are quoted on the OTCQX under the symbol “ACRGF” and are traded on the Open Market of the Frankfurt Stock Exchange under the symbol “0VZ”. It is a condition to the implementation of the Amended Arrangement that Acreage will have obtained approval of the CSE in respect of the Amended Arrangement. It is anticipated that in connection with the implementation of the Amended Arrangement and completion of the Capital Reorganization, the Existing SVS will be delisted and each of the Fixed Shares and Floating Shares will become listed on the CSE in their place. On the Amendment Date, the Existing SVS will be exchanged for Fixed Shares and the Fixed Shares will be listed on the CSE, the OTCQX and the Frankfurt Stock Exchange. Canopy Growth intends to have the Fixed Shares, and, if the Floating Call Option is exercised, the Floating Shares, delisted from the CSE, the OTCQX and the Frankfurt Stock Exchange as promptly as possible following the Acquisition Date.

It is expected that Canopy Growth will apply to have the Fixed Shares delisted from the CSE, the OTCQX and the Frankfurt Stock Exchange as promptly as possible following the Acquisition Date and, if the Floating Call Option is exercised, it is expected that Canopy Growth will also apply to have the Floating Shares delisted from the CSE.

The Canopy Growth Shares are currently listed and posted for trading on the TSX under the symbol “WEED” and on the NYSE under the symbol “CGC”. Subject to applicable Laws and any required approvals, Canopy Growth has agreed to use its commercially reasonable efforts to cause the Canopy Growth Shares to be issued pursuant to the Acquisition to be listed on the TSX and the NYSE, or such other recognized stock exchange(s) on which the Canopy Growth Shares are listed, with effect promptly following the Acquisition Time. It is a condition of completion of the Acquisition that Canopy Growth will have obtained conditional approval of the stock exchange(s) on which the Canopy Growth Shares are listed for the listing of the Canopy Growth Shares issuable: (i) to Shareholders under the Amended Arrangement; (ii) upon exercise of Replacement Options, Replacement RSUs and Replacement Compensation Options; and (iii) upon exchange or redemption of High Street Units and USCo2 Shares, subject to customary listing conditions. As of the date of this Circular, Canopy Growth has received conditional approval of the TSX for the listing of such Canopy Growth Shares.

RISK FACTORS

Shareholders should carefully consider the following risk factors before deciding to vote or instruct their vote to be cast to approve the Amendment Resolution. In addition to the risk factors set out below, Shareholders should also carefully consider the risk factors applicable to the Company set out in the Acreage Annual Report under the heading “Risk Factors”, a copy of which is available under the Company’s profile on SEDAR at www.sedar.com  and with the SEC and available on EDGAR at www.sec.gov/edgar, and the risk factors applicable to Canopy Growth referred to in Appendix “G” to this Circular.

The following risk factors are not an exhaustive list of all of the risk factors associated with the Proposal Agreement, the Amended Arrangement and the Acquisition. Additional risks and uncertainties, including those currently unknown or considered immaterial by the Company and Canopy Growth, may also adversely affect the Existing Shares, Shares, Canopy Growth Shares and the businesses of the Company and Canopy Growth following completion of the Acquisition. All of the risk factors described in this Circular and incorporated by reference in this Circular should be considered by Shareholders in conjunction with the other information included in this Circular, including the appendices hereto.

Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect

Negative Cash Flow from Operations

During the three months ended March 31, 2020, the Company sustained net losses from operations and had negative cash flow from operating activities. The Company’s cash and cash equivalents as at March 31, 2020 was approximately US$13,940,000. As at March 31, 2020, the Company’s working capital was approximately US$355,000. As at the date hereof, the Company has negative working capital. See “Sufficiency of Capital”.

During the Interim Period, Acreage is Restricted from Taking Certain Actions under the Existing Arrangement

The Arrangement Agreement restricts Acreage from taking specified actions during the Interim Period, including incurring debt or issuing additional Existing Shares beyond permitted levels, without the consent of Canopy Growth which may adversely affect the ability of Acreage to execute certain business strategies. See “Risk Factors - The Arrangement Agreement Contains Restrictive Covenants” and “Risk Factors –– Securing Additional Financing”. These restrictions may prevent Acreage from pursuing certain business opportunities that may arise prior to the Acquisition Time.

The Arrangement Agreement Contains Restrictive Covenants

If the Amended Arrangement is not completed, Acreage will be subject to the restrictive covenants and consent requirements under the Existing Arrangement. The Arrangement Agreement contains restrictive covenants that may potentially impair the discretion of management with respect to certain business matters. These covenants place restrictions on, among other things, the ability of the Company to make any material change to the nature of its business, make certain payments, incur additional indebtedness, issue Existing Shares, create liens or encumbrances not permitted by the Arrangement Agreement and sell or otherwise dispose of certain assets. A failure to comply with these terms, if not cured or waived, could result in a breach of the Arrangement Agreement and allow Canopy Growth to determine not to complete the Acquisition. See “Risk Factors – Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect – Securing Additional Financing” below.

Securing Additional Financing

The continued development of the Company’s business will require additional financing. In the event that the Amended Arrangement is not implemented, the Debenture will not be entered into, and there can be no assurance that additional capital or other types of financing will be available or that, if available, the terms of such financing will be favorable to the Company. See “Risk Factors – Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect – Ability to Access Public and Private Capital”. In addition, the Arrangement Agreement contains restrictive covenants and consent requirements relating to capital raising activities, incurring indebtedness and other financial and operational matters, which may make it more difficult for the Company to obtain additional capital and to pursue business opportunities, including potential acquisitions. The Company will require additional financing to fund its operations until positive cash flow is achieved. If the Amended Arrangement is not implemented, these risks may materialize and may materially and adversely affect Acreage’s business, financial results and the price of the Existing Shares and could result in the delay or indefinite postponement of the Company’s current business objectives or the Company ceasing to carry on business, all of which could allow Canopy Growth to determine not to complete the Acquisition. See “Risk Factors – Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect – Negative Cash Flow from Operations” and “Risk Factors – Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect – Sufficiency of Capital”.

Ability to Access Public and Private Capital

If the Amended Arrangement is not approved, the Lender will not enter into the Debenture and will not make the Initial Advance of US$50,000,000 to Hempco. See “Transaction Agreements – Debenture”. Additional equity financing as is accessible to the Company (if any) may be dilutive to Shareholders and could involve the sale of securities with rights and preferences superior to those of the Existing SVS (see “Risk Factors – Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect – Lowered Market Price of the Existing SVS”). In order to obtain debt financing, the Company will be required to obtain the prior consent of Canopy Growth under the Arrangement Agreement. Such debt financing may involve restrictions on the Company’s financing and operating activities. Debt financing may be convertible into other securities of the Company which may result in immediate or resulting dilution. In either case, additional financing may not be available to the Company on terms more favorable than the terms of the Debenture, acceptable terms, or at all. The terms of the Yorkville Bridge Loan and the ALBF Bridge Loan violated the terms of the Arrangement Agreement and required the Company to obtain a waiver of such breach from Canopy Growth. Canopy Growth may, in its discretion, require the Company to conduct its business in strict compliance with the terms of the Arrangement Agreement and decline to provide a waiver to the Company for future debt financing on terms similar or more or less favorable to the Yorkville Bridge Loan and the ALBF Bridge Loan.

Due to the nature of the Company’s operations, the Company is unable to obtain bank financing in the U.S. or financing from other U.S. federally regulated entities. However, if the Company is unable to raise additional funds as needed, the scope of its operations or growth may be reduced and, as a result, the Company may be unable to fulfil its long-term goals. Moreover, the Company will be at risk of breaching its restrictive covenants under the Arrangement Agreement, which could allow Canopy Growth to determine not to complete the Acquisition. In this case, investors may lose all or part of their investment. Any default under such debt instruments could have a material adverse effect on the Company, its business or the results of operations.

Sufficiency of Capital

The Company currently has a significant operating cash flow deficiency that will make it necessary for the Company to raise additional cash in the future as its current cash and working capital resources are depleted. The Company will seek to raise additional capital through the public or private sale of assets, debt or equity securities, the procurement of advances on contracts or licenses, funding from joint-venture or strategic partners, debt financing or short-term loans, or a combination of the foregoing. The Company may also seek to satisfy indebtedness without any cash outlay through the private issuance of debt or equity securities. Approval of the Amended Arrangement and entry into the Amending Agreement is a condition precedent to the Initial Advance under the Debenture. Other than the Debenture, the Company does not currently have any commitments for, or readily available sources of, additional financing.

Under the Existing Arrangement, the Company cannot guarantee that it will be able to secure the additional cash or working capital it may require to continue operations. Failure by the Company to obtain additional cash or working capital on a timely basis and in sufficient amounts to fund its operations or to make other satisfactory arrangements may cause the Company to delay or indefinitely postpone certain of its activities, including potential acquisitions, reduce its staff, reduce or delay capital expenditures, sell material assets, seek additional capital (if available) or seek compromise arrangements with its creditors. There is also a risk that the Company may lose key personnel. The foregoing could materially and adversely impact the business, operations, financial condition and results of operations of the Company or result in breaches of the Arrangement Agreement which would allow Canopy Growth to determine not to complete the Acquisition.

Lowered Market Price of the Existing SVS

The current price of the Existing SVS may reflect a market assumption that the transactions contemplated under the Proposal Agreement will occur, meaning that a failure to complete the transactions contemplated therein and to approve the Amended Arrangement could result in a material decline in the price of the Existing SVS. If the Amended Arrangement is not approved and the Company raises additional financing through the issuance of Existing SVS (including securities convertible or exchangeable into Existing SVS), such issuance may substantially dilute the interests of holders of Existing SVS.

Financial markets may experience significant price and volume fluctuations that affect the market prices of equity securities of companies that are unrelated to the operating performance, underlying asset values or prospects of such companies. Accordingly, the market price of the Existing SVS may decline even if the Amended Arrangement is approved. There can be no assurance that continuing fluctuations in price and volume will not occur.

Trading Price of the Existing SVS

There is no guarantee that the Existing SVS will trade at a price that reflects the performance of the Company or at a price that reflects the trading price of the Canopy Growth Shares based upon the Existing Exchange Ratio. Given the uncertainties regarding the completion of the Acquisition, it is possible the Existing SVS will trade at a significant discount to the Existing Exchange Ratio.

Adverse U.S. federal income tax consequences if the Acquisition does not qualify as a tax-deferred transaction

If the Acquisition does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code or fails to meet the Section 367 Requirements, Shareholders may be required to pay substantial U.S. federal income taxes. If the Acquisition is treated as a taxable transaction for U.S. federal income tax purposes, each U.S. Holder that exchanges its Fixed Shares for Canopy Growth Shares in the Merger or its Floating Shares for Canopy Growth Shares in the direct exchange, if applicable. should recognize gain or loss in an amount equal to the difference between (i) the fair market value of the Canopy Growth Shares received and (ii) such U.S. Holder’s tax basis in his Fixed Shares, and if applicable, Floating Shares, surrendered therefor. For additional information, see the section entitled “Certain United States Federal Income Tax Considerations”.

Special rules apply to Non-U.S. Holders based on their particular circumstances. There is a risk that such Non-U.S. Holders could be subjected to U.S. federal income tax under certain circumstances as a result of the Acquisition failing to qualify as a “reorganization” within the meaning of Section 368(a) of the Code (and meet the Section 367 Requirements). For additional information, see the section entitled “Certain United States Federal Income Tax Considerations”. The Exchange Ratio may be decreased in certain instances.

There is a fixed maximum number of Canopy Shares to be issued in connection with the Acquisition. In addition, in the event that Acreage issues more than the Canopy Growth Approved Share Threshold or if Acreage is required to make a Payout, the Exchange Ratio will be automatically reduced. Any such reduction of the Exchange Ratio will result in the Acreage Holders receiving fewer Canopy Shares upon completion of the Acquisition.

Risks Relating to the Acquisition

Canopy Growth could fail to complete the Acquisition or the Acquisition may be completed on different terms

There can be no assurance that the Acquisition will be completed, or if completed, that it will be completed on the same or similar terms to those set out in the Arrangement Agreement (as may be amended by the Amending Agreement). The completion of the Acquisition is subject to the satisfaction of a number of conditions which include, among others, (i) obtaining necessary approvals, including the Acquisition Regulatory Approvals, (ii) performance by Acreage and Canopy Growth of their respective obligations and covenants in the Arrangement Agreement (as may be amended by the Amending Agreement), and (iii) cannabis production, distribution and sale becoming legal under United States federal Law, or being removed from regulation under such Law. If these conditions are not fulfilled or waived or the Acquisition is not completed for any other reason, Shareholders will not receive the Consideration Shares and, if applicable, the Floating Cash Consideration. Certain of these conditions, including the occurrence of the Triggering Event Date, are outside of the control of Acreage. There can be no certainty, nor can Acreage provide any assurance, that all conditions precedent will be satisfied or waived, or, if satisfied or waived, when they will be satisfied or waived and, accordingly, the Acquisition may not be completed.

In addition, if the Acquisition is not completed the ongoing business of Acreage may be adversely affected as a result of the costs (including opportunity costs) incurred in respect of pursuing the Acquisition, and Acreage could experience negative reactions from the financial markets, which could cause a decrease in the market price of the Existing SVS or the Fixed Shares, as applicable, particularly if the market price reflects market assumptions that the Acquisition will be completed or completed on certain terms. Acreage may also experience negative reactions from its customers and employees and there could be negative impact on Acreage’s ability to attract future acquisition opportunities. Failure to complete the Acquisition or a change in the terms of the Acquisition could each have a material adverse effect on Acreage’s business, financial condition and results of operations.

Risks Associated with a Fixed Exchange Ratio

Holders of Existing Shares or Fixed Shares, as applicable, will receive a fixed number of Canopy Growth Shares, subject to adjustment, upon closing of the Acquisition, rather than Canopy Growth Shares with a fixed market value. Because the number of Canopy Growth Shares to be received in respect of each Existing Share exchanged pursuant to the Existing Arrangement, or each Share exchanged pursuant to the Amended Arrangement, will not be adjusted to reflect any change in the market value of the Canopy Growth Shares prior to the Acquisition Date, the market value of Canopy Growth Shares received upon closing of the Acquisition may vary significantly from the market value at the Announcement Date. If the market price of the Canopy Growth Shares increases or decreases, the value of the Canopy Growth Shares that holders of Existing Shares or Fixed Shares, as applicable, will receive pursuant to the Acquisition will correspondingly increase or decrease. There can be no assurance that the market price of the Canopy Growth Shares at the Acquisition Date will not be lower than the market price of such shares on the Announcement Date.

In addition, the number of Canopy Growth Shares to be issued per Existing SVS or Fixed Share, as applicable, in connection with the Amended Arrangement will not change despite decreases or increases in the market price of the Existing SVS or Fixed Shares. Many of the factors that affect the market price of the Canopy Growth Shares, the Existing Shares or the Fixed Shares are beyond the control of Canopy Growth and Acreage, respectively. These factors include, but are not limited to, changes in market perceptions of the cannabis industry, changes in the regulatory environment, adverse political developments and prevailing conditions in the capital markets.

In the event that the market value of the Canopy Growth Shares decreases subsequent to the Announcement Date and prior to the Acquisition Date, this may have a negative impact on the value that holders of Existing Shares or Fixed Shares, as applicable, will realize on the Acquisition.

Market Overhang Risk

On completion of the Acquisition, a significant number of additional Canopy Growth Shares will be issued and available for trading in the public market. The increase in the number of Canopy Growth Shares may lead to sales of such shares or the perception that such sales may occur (commonly referred to as “market overhang”), either of which may adversely affect the market for, and the market price of, the Canopy Growth Shares.

Acreage will incur substantial transaction-related costs in connection with the Acquisition

Acreage expects to incur a number of non-recurring transaction-related costs associated with completing the Acquisition which will be incurred whether or not the Acquisition is completed. Such costs may offset any expected cost savings and other synergies from the Acquisition.  In addition, during the Interim Period, the Company expects to incur a number of recurring transaction-related costs in connection with monitoring its ongoing compliance with the Arrangement Agreement (as may be amended by the Amending Agreement).

During the Interim Period, Acreage is restricted from taking certain actions

The Arrangement Agreement, including as it may be amended by the Amending Agreement, restricts Acreage from taking specified actions during the Interim Period, including, without limiting the generality of the foregoing, incurring debt or issuing additional Existing Shares or Shares, as applicable, beyond permitted levels which may adversely affect the ability of Acreage to execute certain business strategies. These restrictions may prevent Acreage from pursuing certain business opportunities that may arise prior to the Acquisition Time.

During the Amendment Interim Period, the attention of Acreage’s management may be diverted

The Amended Arrangement Agreement includes certain covenants regarding the achievement by the Company of the Pro-Forma Net Revenue Targets and the Consolidated Adj. EBITDA Targets set out in the Initial Business Plan. Acreage’s management may be required to focus its attention on achieving such targets and complying with the conditions and covenants of the Amended Arrangement Agreement. The considerations and decision making of the Company’s management in achieving the most favorable outcome for Shareholders upon completion of the Acquisition, may be at odds with considerations and decision making relating to operating the business in the Company’s best interests. Such diversions could result in lost opportunities or negative impacts on performance, which could have a material and adverse effect on the business, operating results or prospects of the Company regardless of whether the Acquisition is ultimately completed.

The Consideration Shares to be received by Shareholders as a result of the Acquisition will have different rights from the Existing Shares

Following completion of the Acquisition, Shareholders will no longer be shareholders of Acreage, a company governed by the BCBCA, but will instead be shareholders of Canopy Growth, a corporation governed by the CBCA. There may be important differences between the current rights of Shareholders and the rights to which such shareholders will be entitled as shareholders of Canopy Growth under the CBCA and Canopy Growth’s constating documents.  Shareholder rights under the CBCA are in many instances comparable to those under the BCBCA; however, there are several differences. See Appendix “K” – Comparison of Shareholder Rights under the BCBCA and CBCA for a comparison of certain of these rights. This summary is not intended to be exhaustive and Shareholders should consult their legal advisors regarding all of the implications of the effects of the Acquisition on such Shareholders’ rights.

Acreage and Canopy Growth may not integrate successfully

The Acquisition may involve the integration of companies that previously operated independently. As a result, the Acquisition may present challenges to Canopy Growth’s management, including the integration of the operations, systems and personnel, and special risks, including possible unanticipated liabilities, unanticipated costs, diversion of management’s attention and the loss of key employees. The difficulties management encounters in the transition and integration process could have an adverse effect on the revenues, level of expenses and operating results of Canopy Growth following completion of the Acquisition. If actual results are less favorable than Acreage and Canopy Growth currently estimate, the business, results of operations, financial condition and liquidity of Canopy Growth could be materially adversely impacted.

The ability to realize the benefits of the Acquisition may depend in part on successfully consolidating functions and integrating operations, procedures and personnel in a timely and efficient manner, as well as on Canopy Growth’s ability to realize the anticipated growth opportunities and synergies, efficiencies and cost savings from integrating Acreage’s and Canopy Growth’s businesses following completion of the Acquisition.

Operational and strategic decisions and staffing decisions have not yet been made. These decisions and the integration of Acreage into Canopy Growth’s global operations may present challenges to management, including the integration of systems and personnel, and special risks, including possible unanticipated liabilities, unanticipated costs, and the loss of key employees. The performance of Canopy Growth after completion of the Acquisition could be adversely affected if Canopy Growth cannot retain key employees to assist in the ongoing operations. As a result of these factors, it is possible that the cost reductions and synergies expected will not be realized.

Integration will require the dedication of substantial management effort, time and resources, which may divert Canopy Growth’s management’s focus and resources from other strategic opportunities following completion of the Acquisition and from operational matters. The amount and timing of the synergies the Parties hope to realize may not occur as planned. In addition, the integration process may result in the disruption of ongoing business that may adversely affect the ability of Canopy Growth to achieve the anticipated benefits of the Acquisition.

Canopy Growth may issue additional equity securities

Canopy Growth may issue equity securities to finance its activities, including in order to finance acquisitions. If Canopy Growth issues additional equity securities, whether prior to or following the Acquisition, the ownership interest of existing Shareholders in Canopy Growth may be diluted and some or all of Canopy Growth’s financial measures on a per share basis could be reduced. Moreover, if the intention to issue additional equity securities becomes publicly known, Canopy Growth’s share price may be materially adversely affected.

The Acquisition will affect the rights of the Shareholders

Following the completion of the Acquisition, holders of Existing Shares or Fixed Shares, as applicable, will no longer have an interest in Acreage, its assets, revenues or profits. In the event that the actual value of Acreage’s assets or business as at the Acquisition Date, exceeds the implied value of Acreage, holders of Existing Shares or Fixed Shares, as applicable, will not be entitled to additional consideration.

Adverse U.S. federal income tax consequences if the Acquisition does not qualify as a tax-deferred transaction

If the Acquisition does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code or fails to meet the Section 367 Requirements, holders of Existing Shares or Fixed Shares, as applicable, may be required to pay substantial U.S. federal income taxes. Special rules apply to Non-U.S. Holders based on their particular circumstances. There is a risk that such Non-U.S. Holders could be subjected to U.S. federal income tax under certain circumstances as a result of the Acquisition failing to qualify as a “reorganization” within the meaning of Section 368(a) of the Code (and meet the Section 367 Requirements). For additional information, see the section entitled “Certain United States Federal Income Tax Considerations – Non-U.S. Holders Generally”.

The Exchange Ratio may be decreased in certain instances

There is a fixed maximum number of Canopy Growth Shares that may be issued in connection with the Acquisition. In the event that Acreage issues more than the Canopy Growth Approved Share Threshold or if Acreage is required to make a Payout, the Exchange Ratio will be automatically reduced. In addition, in the event that Acreage issues more Shares than the Canopy Growth Approved Share Threshold, the Floating Ratio will be automatically reduced. Any such reduction of the Exchange Ratio or Floating Ratio will result in the holders of Existing Shares, Fixed Shares or Floating Shares, as applicable, receiving fewer Canopy Growth Shares upon completion of the Acquisition.

Termination of the A&R License

As a condition to the implementation of the Existing Arrangement, Acreage, Canopy Growth and the Licensors entered into the Original License, granting Acreage access to the Trademarks, Systems and/or Intellectual Property. Concurrently with the execution of the Proposal Agreement, Acreage, Canopy Growth and the Licensors entered into the A&R License, which amends and restates the Original License. The A&R License may be terminated early by Canopy Growth in certain circumstances, some of which are outside the control of the Company, including: (i) upon 12 months’ prior written notice; (ii) if Canopy Growth is the subject of any regulatory investigation related to possible violations of applicable Law arising from the A&R License; (iii) if termination is required by applicable Law (subject to certain exceptions); (iv) if the Company has breached any material term of the Arrangement Agreement and fails to cure such breach; or (v) if the Arrangement Agreement (as may be amended by the Amending Agreement) is terminated. In the event of early termination of the A&R License, Acreage will not receive the full anticipated benefits thereunder and may incur additional costs in order to cease its use of the Trademarks, Systems and/or Intellectual Property. See “Transaction Agreements - A&R License.”

Canopy Growth may be acquired during the Interim Period

In the event of a Canopy Growth Change of Control during the Interim Period, Acreage Holders will not be entitled to vote or exercise any dissent rights in connection with such proposed acquisition, however, all such Acreage Holders will be bound by the terms of any such acquisition if approved. Accordingly, in the event of the exercise (or deemed exercise) of the Canopy Call Option following a successful Canopy Growth Change of Control, it is anticipated that Acreage Holders would receive cash and/or securities of the entity resulting from such Canopy Growth Change of Control. The projected synergies and anticipated benefits of the Acquisition being completed by Canopy Growth may not be realized if the Acquisition is completed by a third-party purchaser or successor entity, as applicable, following a successful Canopy Growth Change of Control. Acreage and such third-party purchaser or successor entity may not successfully integrate. If actual results are less favorable than Acreage and Canopy Growth currently estimate, the business, results of operations, financial condition and liquidity of any such third-party purchaser or successor entity, as applicable, could be materially adversely impacted.

Risks Relating to the Implementation of the Amended Arrangement

The Company could fail to receive the necessary shareholder, court or regulatory approval

The occurrence of the Amendment Time is subject to certain conditions, including, among other things, approval of the Amendment Resolution by Shareholders and receipt of the Amendment Regulatory Approvals. Acreage and Canopy Growth have not yet obtained certain Amendment Regulatory Approvals, all of which are required in advance of the Amendment Time. The regulatory approval processes may take a lengthy period of time to complete, which could delay the Amendment Time.

Certain of these conditions are outside of Acreage’s control. There can be no certainty, nor can Acreage provide any assurance, that all conditions precedent will be satisfied or waived, or, if satisfied or waived, when they will be satisfied or waived and, accordingly, the Amended Arrangement may not be completed. If, for any reason, the Amended Arrangement is not completed or its completion is materially delayed and/or the Proposal Agreement is terminated, the market price of the Existing SVS may be materially adversely affected. In such events, Acreage may not be able to complete debt or equity financing transactions contingent on the Amended Arrangement, which may adversely impact Acreage’s ability to repay the Yorkville Bridge Loan and the ALBF Bridge Loan. Acreage’s business, financial condition or results of operations could also be subject to various material adverse consequences, including that Acreage would remain liable for costs relating to the Amended Arrangement.

If the Amended Arrangement is not completed, the Existing Arrangement will remain in effect and the Company will be subject to the covenants and conditions of the Existing Arrangement. See “Risk Factors - Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect.”

The Company could fail to implement the Amended Arrangement

There can be no assurance that the Amended Arrangement will be implemented. The implementation of the Amended Arrangement is subject to the satisfaction of a number of conditions which include, among others, (i) obtaining necessary approvals, and (ii) performance by the Company and Canopy Growth of their respective obligations and covenants in the Proposal Agreement. If these conditions are not met or the Amended Arrangement is not completed for any other reason, Shareholders will not receive the Aggregate Amendment Option Payment.

In addition, if the Amended Arrangement is not implemented the ongoing business of the Company may be adversely affected as a result of the costs incurred in respect of pursuing the Amended Arrangement, and the Company could experience negative reactions from the financial markets, which could cause a decrease in the market price of the Existing SVS, particularly if the market price reflects market assumptions that the Amended Arrangement will be completed or completed on certain terms. The Company may also experience negative reactions from its customers, suppliers and employees and there could be a negative impact on the Company’s ability to attract future commercial opportunities. Failure to implement the Amended Arrangement or a change in the terms of the Amended Arrangement could each have a material adverse effect on the Company’s business, financial condition and results of operations and its ability to comply with the covenants and conditions set forth in the Arrangement Agreement and the Proposal Agreement.

The Company will incur substantial transaction-related costs in connection with the Amended Arrangement

Acreage and Canopy Growth have incurred and expect to incur additional material non-recurring expenses in connection with the Amended Arrangement and completion of the transactions contemplated by the Proposal Agreement, including costs relating to obtaining the Shareholder Approval and Amendment Regulatory Approvals. Additional unanticipated costs may be incurred by Acreage during the course of the Interim Period as a result of the Amended Arrangement. If the Amended Arrangement is not completed, Acreage will need to pay certain costs relating to the Amended Arrangement incurred prior to the date the Amended Arrangement was abandoned, such as legal, accounting, financial advisory, proxy solicitation and printing fees, and, in certain circumstances, will be required to pay the Termination Expense Reimbursement. Such costs may be significant and could have an adverse effect on Acreage’s future results of operations, cash flows and financial condition.

Prior to the Amendment Time, the Company is restricted from taking certain actions

The Proposal Agreement restricts the Company from taking specified actions prior to the Amendment Time without the consent of Canopy Growth which may adversely affect the ability of the Company to execute certain business strategies. These restrictions may prevent the Company from pursuing certain business opportunities that may arise prior to the Amendment Time.

The proposed Amended Arrangement may divert the attention of the Company’s management

The proposed Amended Arrangement could cause the attention of the Company’s management to be diverted from the day-to-day operations. For example, since the Proposal Agreement includes certain covenants regarding the achievement by the Company of the Pro-Forma Net Revenue Targets and the Consolidated Adj. EBITDA Targets set out in the Initial Business Plan, Acreage’s management may be required to focus its attention on achieving such targets and complying with the conditions and covenants of the Proposal Agreement. Such diversions could be exacerbated by a delay in the implementation of the Amended Arrangement and could result in lost opportunities or negative impacts on performance, which could have a material and adverse effect on the business, operating results or prospects of the Company regardless of whether the Amended Arrangement is ultimately implemented.

The amount of the Aggregate Amendment Option Payment received may fluctuate

The amount of the Aggregate Amendment Option Payment that each Acreage Holder will be entitled to receive on the Amendment Date will fluctuate based on any further issuances of Existing Shares, High Street Units and USCo2 Shares prior to the Amendment Date.

Securities Class Actions and Derivative Lawsuits

Acreage and Canopy Growth may be the target of securities class actions and derivative lawsuits which could result in substantial costs and may delay or prevent the Amended Arrangement from being completed. Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into an agreement to acquire a public company or to be acquired. Third parties may also attempt to bring claims against Acreage and Canopy Growth seeking to restrain the Amended Arrangement or seeking monetary compensation or other remedies. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Amended Arrangement, then that injunction may delay or prevent the Amended Arrangement from being completed.

In addition, political and public attitudes towards the Amended Arrangement could result in negative press coverage and other adverse public statements affecting Acreage and Canopy Growth. Adverse press coverage and other adverse statements could lead to investigations by regulators, legislators and Law enforcement officials or in legal claims or otherwise negatively impact the ability of Acreage to take advantage of various business and market opportunities. The direct and indirect effects of negative publicity, and the demands of responding to and addressing it, may have a material adverse effect on Acreage’s business, financial condition and results of operations.

Interests of Directors and Officers

In considering the recommendation of the Acreage Board to vote for of the Amendment Resolution, Shareholders should be aware that certain officers and directors have certain interests in connection with the Amended Arrangement that differ from, or are in addition to, those of Shareholders generally and may present them with actual or potential conflicts of interest in connection with the Amended Arrangement. See “The Amended Arrangement – Interests of Certain Persons in the Amended Arrangement”.

Trading Price of the Fixed Shares

There is no guarantee that the Fixed Shares will trade at a price that reflects the performance of the Company or at a price relative to the trading price of the Canopy Growth Shares based upon the Exchange Ratio. Given the uncertainties regarding the completion of the Acquisition, it is possible the Fixed Shares will trade at a significant discount to the Exchange Ratio.

Floating Shares will not trade at an intrinsic value

The intrinsic value of the Floating Shares is indeterminate. There is no guarantee that the Floating Shares will trade at a price that reflects the performance of the Company. Moreover, the Floating Shares will not trade at a price that is necessarily proportionate to the trading price of the Fixed Shares.

Taxable Events

Acreage expects that, for U.S. federal income tax purposes, U.S. Holders who have received a portion of the Option Premium will be required to report (to the extent not previously included in income) the portion of the Option Premium they received as short term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective. Additionally, the U.S. federal income tax treatment of the Aggregate Amendment Option Payment is unclear.  The Aggregate Amendment Option Payment will be paid to the Shareholders, High Street Holders and USCo2 Holders in connection with the reduction of the Exchange Ratio and the modification of the terms of the Existing Canopy Option through the issuance of the Canopy Call Option and Floating Call Option under the Amended Plan of Arrangement. For U.S. federal income tax purposes, this payment may be treated as ordinary income, short-term capital gain, option premium that is part of an open transaction and not immediately includible in income, or other consideration paid in connection with modifying the Existing Arrangement. Acreage expects that the Aggregate Amendment Option Payment would generally be treated as ordinary income. However, due to the absence of guidance bearing directly on the U.S. federal income tax consequences of the receipt of the Aggregate Amendment Option Payment, this expectation is not free from doubt. The Shareholders should consult their own tax advisors in regard to the tax consequences to them of the receipt of their share of the Aggregate Amendment Option Payment. Special rules may apply to Non-U.S. Holders based on their particular circumstances.

The tax risks described herein are based on the assumption that U.S. Holders who received a portion of the Option Premium will be required to report such Option Premium (to the extent not previously included in income) as short term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective, and that the Aggregate Amendment Option Payment will be treated as ordinary income upon receipt. The amount of cash received with respect to the Aggregate Amendment Option Payment may not be sufficient to meet the tax obligations of the Shareholders triggered with respect to the Option Premium and the Aggregate Amendment Option Payment described above.

Adverse U.S. federal income tax consequences if the Acquisition does not qualify as a tax-deferred transaction

If the Acquisition does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code or fails to meet the Section 367 Requirements, Shareholders may be required to pay substantial U.S. federal income taxes in connection with the Acquisition. Under the Amended Plan of Arrangement, if the Floating Call Option is not exercised, the Acquisition will not qualify as a reorganization and each U.S. Holder that exchanges its Shares for Canopy Growth Shares in connection with the Merger would generally recognize capital gain or loss in an amount equal to the difference between the fair market value of the Canopy Growth Shares received and such U.S. Holder’s tax basis in his Shares exchanged therefor. The gain or loss would be determined separately for each block of Shares (i.e., Shares acquired at the same cost in a single transaction). For additional information, see the section entitled “Certain United States Federal Income Tax Considerations”.

Even if the Floating Call Option is exercised, the Acquisition may not qualify as a reorganization for U.S. federal income tax purposes, whereby each U.S. Holder that exchanges its Shares for Canopy Growth Shares would generally recognize capital gain or loss in an amount equal to the difference between the fair market value of the Canopy Growth Shares received and such U.S. Holder’s tax basis in the Shares exchanged therefor. If the Floating Shares are acquired in the Acquisition, certain factors that affect the U.S. federal income tax treatment of the Acquisition will not be determinable until the Acquisition Date, including whether the Floating Consideration is paid in Floating Share Consideration, Floating Cash Consideration or a combination thereof, and the value of the Canopy Growth Shares received in the Acquisition. Depending on these and other factors, the Acquisition may be treated as a taxable transaction in which gain or loss is generally recognized for U.S. federal income tax purposes, or it may be treated as a reorganization within the meaning of Sections 368(a)(1)(A) and (a)(2)(E) of the Code (and which also meet the Section 367 Requirements). Neither Acreage nor Canopy Growth have sought, nor expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein.

In addition, the Amended Arrangement provides that Canopy Growth is permitted to alter the anticipated transaction structure under certain circumstances and/or that the consideration to be paid for the Shares could be modified if, for instance, Canopy Growth were acquired in a Canopy Growth Change of Control transaction during the pendency of the Canopy Call Option. Any such alternative transaction or alternative consideration could cause the Acquisition to fail to qualify as a reorganization under Section 368(a) of the Code.

Even if Acreage were to take the position that the Acquisition is a reorganization for U.S. federal income tax purposes, it is possible that the IRS may assert that the Acquisition fails to qualify as such. If the IRS were to be successful in any such contention, or if for any other reason (including a change in Law) the Acquisition were to fail to qualify as a “reorganization” or fails to meet the Section 367 Requirements, a taxable transaction could result for U.S. federal income tax purposes There is no assurance that the IRS will agree with any position that Acreage would take or that a court would not sustain any challenge of any such position by the IRS in the event of litigation. For additional information, see the section entitled “Certain United States Federal Income Tax Considerations.”

Special rules apply to Non-U.S. Holders based on their particular circumstances. There is a risk that Non-U.S. Holders could be subjected to U.S. federal income tax under certain circumstances as a result of the Acquisition failing to qualify as a “reorganization” within the meaning of Section 368(a) of the Code (or failing to meet the Section 367 Requirements). For additional information, see the section entitled “Certain United States Federal Income Tax Considerations.”

Adverse U.S. federal income tax consequences if the Capital Reorganization does not qualify as a tax deferred transaction

Acreage intends that the Capital Reorganization will qualify as a “recapitalization” within the meaning of Sections 368(a)(1)(E) of the Code and that the Shareholders generally will not recognize gain or loss as a result of exchange of Existing Shares for either Fixed Shares (or Fixed Multiple Shares) and Floating Shares. An advance tax ruling from the IRS has not been sought or obtained regarding the tax consequences of the Capital Reorganization. There is no assurance that the IRS will agree with this position that Acreage or that a court would not sustain any challenge of any such position by the IRS in the event of litigation. If the IRS were to be successful in any such contention, or if for any other reason (including a change in Law) the Capital Reorganization were to fail to qualify as a “reorganization,” a taxable transaction could result for U.S. federal income tax purposes.

The Consideration to be received by Acreage Shareholders under Amended Arrangement may be less than Shareholders would have received under Existing Arrangement

Pursuant to the terms of the Amended Arrangement Agreement, if Canopy Growth exercises the Canopy Call Option, or if a Triggering Event occurs, Canopy Growth will, subject to the satisfaction or waiver of the Acquisition Closing Conditions, be obliged to acquire only the Fixed Shares. The Acquisition of the Fixed Shares represents, as of the Amendment Time, an acquisition of 70% of the Existing Shares held by each Shareholder. In addition, the Exchange Ratio applicable under the Amended Arrangement is lower than the Existing Exchange Ratio, which means that Shareholders will receive fewer Consideration Shares in exchange for their Fixed Shares under the Amended Arrangement than they would have received under the Existing Arrangement, assuming that Acreage is able to satisfy the Acquisition Closing Conditions and the Acquisition takes place under the Existing Arrangement.

There is no certainty that Canopy Growth will acquire the Floating Shares. Canopy Growth has the option (but not the obligation) to exercise the Floating Call Option and acquire the Floating Shares at a price to be determined based on the then fair market value of the Floating Shares relative to the Canopy Growth Shares (subject to a minimum price of US$6.41, as may be adjusted pursuant to the Amended Plan of Arrangement). However, the intrinsic value of the Floating Shares is indeterminable. Therefore, if the fair market value of the Floating Shares is higher than Canopy Growth’s assessment of the intrinsic value of the Floating Shares at the time of the exercise (or deemed exercise) of the Canopy Call Option, it is unlikely that Canopy Growth would pay a premium to acquire the Floating Shares. As such, the only certainty is that the Fixed Shares will be acquired if a Triggering Event occurs, provided that the Acquisition Closing Conditions are fulfilled.

Given the uncertainty that Canopy Growth will exercise the Floating Call Option, and that the Exchange Ratio applicable under the Amended Arrangement is lower than the Existing Exchange Ratio, it is reasonable to expect that Shareholders will receive less aggregate consideration under the Amended Arrangement than they would have received under the Existing Arrangement, assuming that Acreage is able to satisfy the Acquisition Closing Conditions and the Acquisition takes place under the Existing Arrangement. See “Risk Factors - Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect.”

Acreage will require additional capital to repay existing maturing indebtedness and execute on the Initial Business Plan and such capital may not be available on terms that comply with the Amended Arrangement Agreement or at all

Acreage requires additional capital to repay certain existing indebtedness, including the Yorkville Bridge Loan and the ALBF Bridge Loan. Acreage will also require additional capital to execute the Initial Business Plan.

Pursuant to the Amended Arrangement Agreement, Acreage is subject to a number of restrictions during the Amendment Interim Period which will restrict its ability to raise additional capital. The restrictions on Acreage under the Amended Arrangement Agreement include, among other things, a restriction on issuing Shares or securities convertible, exchangeable or exercisable for or into Shares (other than upon the conversion or exchange or exercise of any Securities or High Street Units outstanding as of the Amendment Date, or as is permitted in accordance with the Canopy Growth Approved Share Threshold), a restriction on the number of Fixed Shares that may be issued pursuant to an at-the-market offering, and restrictions on the Company entering into any contract in respect of Company Debt. The restrictions imposed on Acreage during the Amendment Interim Period will reduce its ability to raise necessary additional capital.

Additionally, the terms of the Debenture provide that the Loan is to be used exclusively in connection with the operation of the Hempco business to cultivate, manufacture, distribute and sell Hemp in the U.S. Accordingly, the proceeds of the Loan will not provide the necessary capital for the Company’s non-Hemp related business.

There can be no assurance that additional capital will be available to Acreage on terms that comply with the Amended Arrangement Agreement, or at all, which could have a material adverse effect on the Company’s business, financial condition and results of operations and its ability to comply with the Initial Business Plan. See “Risk Factors - Risks Relating to the Implementation of the Amended Arrangement - Under the Amended Arrangement Agreement, Acreage will be required to comply with the Initial Business Plan.”

Under the Amended Arrangement Agreement, Acreage will be required to comply with the Initial Business Plan

Pursuant to the Amended Arrangement Agreement, Acreage is required to comply with the Initial Business Plan. The Initial Business Plan sets forth certain Pro-Forma Net Revenue Targets and Consolidated Adj. EBITDA Targets for each applicable fiscal year of the Initial Business Plan.

If, at the end of a fiscal quarter (commencing with the fiscal quarter dated December 31, 2020), the Company’s Pro-Forma Revenue is less than 90% of the Pro-Forma Net Revenue Target set forth in the Initial Business Plan or if the Consolidated EBITDA is less than 90% of the Consolidated Adj. EBITDA Target set forth in the Initial Business Plan, an Interim Failure to Perform will be deemed to have occurred and the Austerity Measures shall become applicable. The Austerity Measures place significant restrictions on Acreage’s ability to take certain actions in the operation of its business. Among other things, the Austerity Measures prevent Acreage from issuing any Shares, granting any Fixed Options or Floating Options, entering into any Contract in respect of Company Debt (other than in the ordinary course of business), or paying any fees owing to members of the Acreage Board. The Austerity Measures also prevent Acreage and its Subsidiaries from entering into any business combination, merger or acquisition of assets (other than in the ordinary course of business), from making any new capital investments or incurring any new capital expenditures, and from entering into any contract to dispose of any assets (other than in the ordinary course of business). The Austerity Measures will apply until the non-compliance causing the Interim Failure to Perform is cured by the Company and its Subsidiaries, as applicable. However, if an Interim Failure to Perform occurs and the Austerity Measures are implemented, the ability of the Company to conduct its business in the ordinary course will be significantly restricted. Accordingly, the occurrence of an Interim Failure to Perform will increase the possibility that a Material Failure to Perform and/or a Failure to Perform will occur.

A Material Failure to Perform will be deemed to occur if the Company’s Pro-Forma Revenue is less than 80% of the Pro-Forma Net Revenue Target or the Consolidated EBITDA is less than 80% of the Consolidated Adj. EBITDA Target, as determined on an annual basis (commencing in respect of the fiscal year ending December 31, 2021). The occurrence of a Material Failure to Perform is considered a breach of a material term of the Amended Arrangement Agreement incapable of being cured. Consequently, certain restrictive covenants under the Amended Arrangement Agreement which relate to exclusivity and non-competition of Canopy Growth in favor of the Company, including the restriction preventing Canopy Growth from acquiring a competitor of the Company in the United States, will terminate. In addition, the occurrence of a Material Failure to Perform is likely to constitute an event of default under the Debenture, causing the Loan to become immediately due and payable. If the Loan is required to be repaid prior to the maturity date, it would have an immediate and lasting material adverse effect on Acreage and its ability to complete the Acquisition.

In addition, if the Company’s Pro-Forma Revenue is less than 60% of the Pro-Forma Net Revenue Target or the Consolidated EBITDA is less than 60% of the Consolidated Adj. EBITDA Target for the trailing 12 month period ending on the date that is 30 days prior to the proposed Acquisition Time, a Failure to Perform shall occur and a material adverse impact will be deemed to have occurred for purposes of Section 6.2(2)(h) of the Amended Arrangement Agreement. In the event of a Failure to Perform, Canopy Growth will not be required to complete the Acquisition.

The Initial Business Plan is predicated on certain U.S. states legalizing recreational cannabis use within a proximate timeframe

The Initial Business Plan has been prepared based on the assumption that certain regulatory initiatives legalizing recreational cannabis will be approved in Connecticut, Massachusetts, New York, Pennsylvania, Illinois, New Jersey, New Hampshire, Maine and Ohio within a proximate timeframe. If some or all of the anticipated regulatory initiatives do not occur in the foregoing states within the contemplated timeline, or at all, it will have a significant adverse impact on the Company’s ability to meet the Pro-Forma Net Revenue Targets and Consolidated Adj. EBITDA Targets prescribed in the Initial Business Plan, which will likely result in an Interim Failure to Perform that could lead to a Material Failure to Perform and ultimately, a Failure to Perform. See “Risk Factors - Risks Relating to the Implementation of the Amended Arrangement - Under the Amended Arrangement Agreement, Acreage will be required to comply with the Initial Business Plan.”

The use of the Loan is restricted under the terms of the Debenture

Pursuant to the Debenture, the Loan is to be used exclusively in connection with the operation of the Hempco business to cultivate, manufacture, distribute and sell Hemp in the U.S. If the Company uses the Loan for any other purpose, it could constitute an event of default under the Debenture, causing the Loan to become immediately due and payable. If the Loan is required to be repaid prior to the maturity date, it would have an immediate and lasting material adverse effect on Acreage and its ability to complete the Acquisition. If the Amended Arrangement is not completed, Acreage will be subject to the restrictive covenants and consent requirements under the Existing Arrangement. See “Risk Factors - Risks if the Amended Arrangement is Not Approved and the Existing Arrangement Remains in Effect.”

Acreage may be restricted from making Non-Core Divestitures within the prescribed time limit

Canopy Growth has provided its consents to the Company with respect to the Non-Core Divestitures. The Debenture will provide that, among other things, if the Non-Core Divestitures are not completed within 18 months from the Amendment Date, whether as a result of regulatory delays or otherwise, such failure shall constitute an event of default thereunder. Upon the occurrence of an event of default under the Debenture, the Loan will become immediately due and payable.

The Company may not have adequate resources to repay the Debenture. There is no assurance that the Company will be able to raise the necessary amount of capital to repay the Debenture or otherwise refinance these obligations. Accordingly, failure to complete the Non-Core Divestitures within the prescribed time would have a material adverse effect on the Company’s business, financial condition, results of operations and prospects and could threaten its ability to satisfy its obligations or continue as a going concern.

In addition, if the Loan is required to be repaid prior to the maturity date, it would have an immediate and lasting material adverse effect on Acreage and its ability to complete the Acquisition. If the Amended Arrangement is not completed, Acreage will be subject to the restrictive covenants and consent requirements under the Existing Arrangement.

The Company may not receive meaningful financial contribution from the Management Service Agreements as provided for in the Amended Arrangement Agreement or sublicenses under the A&R License

Pursuant to the Amending Agreement, in the event that Canopy Growth acquires, or conditionally acquires, a Target Cannabis Operator, being a competitor of the Company in the United States, then as a condition to completing such transaction, the Target Cannabis Operator shall enter into a Management Service Agreement, whereby the Company will receive a management fee from the Target Cannabis Operator, or alternatively, the Target Cannabis Operator will be required to pay a management fee to the Company equal to a percentage of net revenue generated by the Target Cannabis Operator. There is no certainty that Canopy Growth will acquire, or conditionally acquire, any Target Cannabis Operation, and if it does, there is no guarantee that any such Target Cannabis Operation will generate meaningful revenue on which the Company can collect a fee.

Pursuant to the A&R License, among other things, the Company may sublicense the use of the Trademarks, Systems and/or Intellectual Property; provided that, any sublicense to a third-party will require the prior written consent of Canopy Growth unless the third-party complies with the Licensing Criteria. There is no certainty that the Company will identify third-parties that comply with the Licensing Criteria who wish to sublicense the use of the Trademarks, Systems and/or Intellectual Property or that the sublicense to any other third-party identified by the Company will be acceptable to Canopy Growth.

The Company may not receive meaningful amounts, if any, from any Target Cannabis Operations, whether under the Management Service Agreement or otherwise, or from any sublicensees of the Trademarks, Systems and/or Intellectual Property. Accordingly, the Company’s ability to generate revenue from these potential sources and meet its financial targets could be adversely affected.

Risks related to the early termination of the A&R License

Concurrently with the execution of the Proposal Agreement, Acreage, Canopy Growth and the Licensors entered into the A&R License, granting Acreage access to the Trademarks, Systems and/or Intellectual Property. The A&R License may be terminated early by Canopy Growth in certain circumstances, some of which are outside the control of the Company, including: (i) upon 12 months’ prior written notice; (ii) if Canopy Growth is the subject of any regulatory investigation related to possible violations of applicable Law arising from the A&R License; (iii) if termination is required by applicable Law (subject to certain exceptions); (iv) if the Company has breached any material term of the Arrangement Agreement and fails to cure such breach; or (v) if the Arrangement Agreement (as may be amended by the Amending Agreement) is terminated. In the event of early termination of the A&R License, Acreage will not receive the full anticipated benefits thereunder and may incur additional costs in order to cease its use of the  Trademarks, Systems and/or Intellectual Property. See “Transaction Agreements - A&R License.”

Acreage may not be able to retain or attract directors and officers

Pursuant to the Amended Arrangement Agreement, from the Amendment Date until the Acquisition Time, Acreage may only nominate elect directors or nominate officers if such individuals meet the Required Director Criteria or Required Officer Criteria, as applicable. The Amended Arrangement Agreement requires that any director nominated to the Board must, among other things, be financially literate, have at least five years of service as a director or officer of a company listed on a recognized stock exchange in Canada or the United States, have at least five years of experience in the cannabis industry and/or consumer packaged goods industry and/or with a Fortune 500 company, have completed a directors’ education program, and have committed to a minimum of 14 hours of ongoing governance education annually. The Amended Arrangement Agreement requires that any individual appointed to serve as an executive officer of Acreage must, among other things, have sufficient qualification, education and experience to effectively carry out the responsibilities of the proposed position and have at least five years of experience in the cannabis industry and/or consumer packaged goods industry and/or with a Fortune 500 company. Accordingly, the Amended Arrangement Agreement sets a high suitability threshold for officer and director candidates of the Company, which may adversely affect the Company’s ability to retain new directors and officers during the Amendment Interim Period.

The Amended Arrangement Agreement also provides that from the Amendment Date until the Acquisition Time, Acreage will only be permitted to issue a limited number of Shares and securities convertible, exchangeable or exercisable into Shares in accordance with the Canopy Growth Approved Share Threshold. Such restrictions may prevent Acreage from issuing share-based incentive compensation to potential director and officer candidates, which may result in the Company being unable to attract new directors and officers with the requisite talent to compete with its unconstrained competitors.

The risk factors relating to the Acquisition if completed under the Existing Arrangement will apply to the Acquisition if completed under the Amended Arrangement

If the Acquisition is completed under the Amended Arrangement, a number of the potential risks factors relating to the Acquisition under the Existing Arrangement will still apply. Some of these risks include, but are not limited to: risk that Canopy Growth could fail to complete the Acquisition or the Acquisition may be completed on different terms; risks associated with a fixed exchange ratio; market overhang risk; risk that the Company will incur substantial transaction-related costs in connection with the Acquisition; risk that, during the Amendment Interim Period, the Company is restricted from taking certain actions; risk that the Canopy Growth Shares to be received by Shareholders as a result of the Acquisition will have different rights from the Existing Shares, Fixed Shares and Floating Shares; risks that the Company and Canopy Growth may not integrate successfully; risk that Canopy Growth may issue additional equity securities during the Amendment Interim Period; risk that the Acquisition will affect the rights of Shareholders; risk that the Exchange Ratio may be decreased in certain circumstances; and risk that Canopy Growth may be acquired during the Amendment Interim Period. See “Risk Factors - Risks Relating to the Acquisition under the Existing Arrangement.” However, if the Acquisition is completed under the Amended Arrangement (rather than the Existing Arrangement), Shareholders will receive different consideration in respect of their Shares. See “Risk Factors – Risks Relating to the Implementation of the Amended Arrangement – Consideration to be received by Acreage Shareholders under Amended Arrangement may be less than Shareholders would have received under Existing Arrangement”. Additionally, Shareholders will be subject to different tax treatment pursuant to the Amended Arrangement. See “Risk Factors – Risks Relating to the Amended Arrangement – Tax Treatment.”

Risk Related to the Acquisition by Canopy Growth of the Fixed Shares only and not the Floating Shares

Risks related to holding Floating Shares in a company with a majority controlling shareholder

In the event that Canopy Growth acquires all of the Fixed Shares and does not exercise the Floating Call Option, it is anticipated Canopy Growth will beneficially own approximately 70% of the voting rights attached to all the outstanding Shares at the Acquisition Time. In addition, following the Acquisition Time until the End Date, the Amended Arrangement Agreement provides that Canopy Growth will have certain rights including, without limitation the right to nominate a majority of the Acreage Board, pre-emptive rights, top-up rights, approval rights in respect of the Approved Business Plan and certain audit and inspection rights. As a result, holders of Floating Shares will have little or no influence on the conduct of Acreage’s business and affairs. In addition, during such time there will be a number of restrictions imposed on the Company, including, without limitation, restrictions regarding the payment of dividends, the Company’s M&A activities, acquisitions, divestitures, amendments to constating documents, the issuance of certain securities and entering into any agreements that limit the Company’s ability to compete, in each case without the consent of Canopy Growth.

By virtue of becoming the controlling shareholder of the Company, together with the rights and restrictions in Canopy Growth’s favor in the Amended Arrangement Agreement, Canopy Growth will have the power to exercise decisive influence over the Company. There are no guarantees that Canopy Growth’s interests will align with interests of the Company or the interests of its other Shareholders. As a result, the Company could be prevented from entering into transactions that could be beneficial to the Company or its other Shareholders as a result of the rights granted to Canopy Growth in the Amended Arrangement Agreement. As a result of Canopy Growth’s majority ownership, it is likely that third parties will be discouraged from making a take-over bid for all of the Shares. If a third party were to offer to acquire Canopy Growth’s interest in Acreage, holders of Floating Shares would have no “coattail” rights which would oblige such a third party to offer to acquire the Floating Shares. Canopy Growth will be under no obligation to undertake any transaction under which the Floating Shares would be acquired. If Canopy Growth were to offer to undertake any such transaction, it would likely involve payment of an amount of consideration per Floating Share less than would have been received by the holders of the Floating Shares had Canopy Growth exercised the Floating Call Option. In addition, any sale by Canopy Growth of a substantial number of Shares could cause the market price of the Floating Shares to decline.

All of the factors set out above are likely to depress the trading price of the Floating Shares.

See “Transaction Agreements – Amending Agreement – Covenants Following the Acquisition Time until the End Date”.

There may not be an active trading market for the Floating Shares

In the event that Canopy Growth acquires all of the Fixed Shares and does not exercise the Floating Call Option, notwithstanding that it is proposed that the Floating Shares will be listed for trading at the CSE, such listing may not provide significant liquidity, and the Floating Shares may not trade at prices advantageous to Shareholders. An active or liquid trading market in the Floating Shares may not develop following the Amendment Time, or if it does develop, it may not continue, particularly following the completion of the Acquisition. It is possible that low demand for the Floating Shares may make it difficult, or impossible, for a Shareholder to sell the Floating Shares. Therefore, the sale of Floating Shares may take more time or require Shareholders to accept a lower price. In addition, the market price of the Floating Shares may be subject to fluctuation, whether or not due to fluctuations in the Company’s operating results and financial condition, which could, in turn, result in substantial losses being incurred by Shareholders.

The Floating Shares will not trade at an intrinsic value

The intrinsic value of the Floating Shares is indeterminate. There is no guarantee that the Floating Shares will trade at a price that reflects the performance of the Company.

Limited strategic and organic growth opportunities absent the consent of Canopy Growth

The Amending Agreement includes certain covenants that will apply following the Acquisition Time until the End Date. Such covenants include, among others, the right to nominate a majority of the Acreage Board, pre-emptive rights, top-up rights, approval rights in respect of the Approved Business Plan and certain audit and inspection rights. In addition, during such time there will be a number of restrictions imposed on the Company, including, without limitation, restrictions regarding the payment of dividends, the Company’s M&A activities, acquisitions, divestitures, amendments to constating documents, the issuance of certain securities and entering into any agreements that limit the Company’s ability to compete, in each case without the consent of Canopy Growth.

As a result, following the Acquisition Time, the Company will be subject to a number of constraints. The Company will not be permitted to pursue various strategic and other business opportunities, absent obtaining the consent of Canopy Growth. In the event Canopy Growth does not provide its consent, the Company may fail to execute on its business objectives and may not be able to pursue strategic and organic growth opportunities, which may have a material adverse effect on the Company’s business, financial condition, results of operations and prospects.

Risk of loss of revenue under the Management Services Agreements

Pursuant to the Amending Agreement, in the event that Canopy Growth acquires, or conditionally acquires, a Target Cannabis Operator, being a competitor of Acreage in the United States, then as a condition to completing such transaction, the Target Cannabis Operator must enter into a Management Service Agreement with Acreage, failing which the Target Cannabis Operator will pay a management fee to Acreage equal to a percentage of net revenue generated by the Target Cannabis Operator. Each Management Service Agreement must provide for a termination right in favor of the Target Cannabis Operator following the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event Date by Canopy. Accordingly, each Target Cannabis Operator will have the right to terminate the applicable Management Service Agreement with the Company, which would eliminate sources of revenue for the Company and may have a material adverse effect on Acreage’s revenues and operating results.

Risk that Canopy Growth may compete or divert opportunities to its other investees that participate in the U.S. cannabis industry

The restriction which prevents Canopy Growth from operating within the United States in violation of Federal Cannabis Laws will no longer apply at the Acquisition Time. Accordingly, Canopy Growth may compete with the business of the Company. Canopy Growth is substantially larger and has considerably greater financial resources than the Company, which may result in a lower cost of capital and access to funding sources and unique structures that are not available to the Company. There is a risk that there will be situations when the interests of Canopy Growth conflict with the interests of the Company or its other Shareholders. Accordingly, Canopy Growth may divert opportunities to its other Subsidiaries and investee companies rather than to the Company. Any increased competitive pressure against the Company from Canopy Growth after the Acquisition Time, its Subsidiaries or any investee companies may have a material adverse effect on the Company’s business, financial condition, results of operations and prospects.

Additional risks and uncertainties, including those currently unknown or considered immaterial by the Company and Canopy Growth, may also adversely affect the business of the Company or Canopy Growth following completion of the Acquisition. See “Cautionary Note Regarding Forward-Looking Information”.

Treatment of Acreage for U.S. and Canadian Tax Purposes

A corporation is generally considered for U.S. federal income tax purposes to be a tax resident in the jurisdiction of its organization or incorporation. Accordingly, under the generally applicable U.S. federal income tax rules, the Company, which is incorporated under the Laws of Canada, would be classified as a non-U.S. corporation (and, therefore, not a U.S. tax resident) for U.S. federal income tax purposes. However, Section 7874 of the Code, provides an exception to this general rule, under which a non-U.S. incorporated entity may, in certain circumstances, be treated as a U.S. corporation for U.S. federal income tax purposes. These rules are complex and there is limited guidance regarding their application.

Under Section 7874, a corporation created or organized outside the United States (i.e., a non-U.S. corporation) will nevertheless be treated as a U.S. corporation for U.S. federal income tax purposes (and, therefore, as a U.S. tax resident subject to U.S. federal income tax on its worldwide income) if each of the following three conditions are met: (i) the non-U.S. corporation, directly or indirectly, acquires substantially all of the properties held directly or indirectly by a U.S. corporation (including through the acquisition of all of the outstanding shares of the U.S. corporation); (ii) the non-U.S. corporation's “expanded affiliated group” does not have “substantial business activities” in the non-U.S. corporation's country of organization or incorporation and tax residence relative to the expanded affiliated group's worldwide activities; and (iii) after the acquisition, the former shareholders of the acquired U.S. corporation hold at least 80% (by either vote or value) of the shares of the non-U.S. acquiring corporation by reason of holding shares in the U.S. acquired corporation (taking into account the receipt of the non-U.S. corporation's shares in exchange for the U.S. corporation's shares) as determined for purposes of Section 7874 (this test is referred to as the ”80% ownership test”).

For purposes of Section 7874, the Company believes that the three conditions described above have been met by reason of the RTO, and the Company has taken the position that it is treated as a U.S. domestic corporation for U.S. federal income tax purposes. A number of significant and complicated U.S. federal income tax consequences may result from such classification, and this summary does not attempt to describe all such U.S. federal income tax consequences. Section 7874 of the Code and the Treasury Regulations promulgated thereunder do not address all the possible tax consequences that arise from the Company being treated as a U.S. domestic corporation for U.S. federal income tax purposes. Accordingly, there may be additional or unforeseen U.S. federal income tax consequences to the Company that are not discussed in this summary.

Generally, the Company will be subject to U.S. federal income tax on its worldwide taxable income (regardless of whether such income is “U.S. source” or “foreign source”) and will be required to file a U.S. federal income tax return annually with the IRS. As the Company is deemed a resident of Canada for Canadian tax purposes by virtue of its incorporation under the Laws of the province of British Columbia, it is also taxable in Canada on its worldwide income. It is unclear how the foreign tax credit rules under the Code will operate in certain circumstances, given the treatment of the Company as a U.S. domestic corporation for U.S. federal income tax purposes and the taxation of the Company in Canada. Accordingly, it is possible that the Company will be subject to double taxation with respect to all or part of its taxable income. It is anticipated that such U.S. and Canadian tax treatment will continue indefinitely and that shares in the Company will be treated indefinitely as shares in a U.S. domestic corporation for U.S. federal income tax purposes, notwithstanding future transfers.

Risks Related to Acreage’s Business

Substantially all of Acreage’s revenue is derived from U.S. cannabis operations. While Acreage’s cannabis operations are believed to be compliant with applicable state and local U.S. Law, cannabis is illegal under Federal Cannabis Laws. For more information about risks related to U.S. cannabis operations, see the Acreage Annual Report filed under Acreage’s profile on SEDAR at www.sedar.com and with the SEC and available on EDGAR at www.sec.gov/edgar and incorporated by reference herein.

Risks Relating to Canopy Growth Following Completion of the Acquisition

Please refer to Appendix “H” – Information Concerning Canopy Growth Following Completion of the Arrangement for additional risks with respect to the business and affairs of Canopy Growth following completion of the Acquisition.

DISSENT RIGHTS

Registered Shareholders may exercise Dissent Rights with respect to the Amendment Resolution pursuant to and in the manner set forth under Sections 237 to 247 of the BCBCA, as modified by the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order, provided that, notwithstanding Section 242 of the BCBCA, the written objection to the Amendment Resolution must be sent to the Company by holders who wish to dissent and be received by the Company not later than 5:00 p.m. (Vancouver time) on the date that is two Business Days immediately prior to the Meeting or any date to which the Meeting may be postponed or adjourned.

Registered Shareholders who wish to dissent should take note that the procedures for dissenting from the Amendment Resolution require strict compliance with the applicable dissent procedures.

Dissent Rights to the Amendment Resolution for Registered Shareholders

As indicated in the Notice of Meeting, any Registered Shareholder is entitled to be paid the fair value of the Existing Shares held by such holder in accordance with Section 245 of the BCBCA, as modified by the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order, if such holder properly exercises Dissent Rights and the Amended Arrangement becomes effective.

Anyone who is a beneficial owner of Existing Shares registered in the name of an Intermediary and who wishes to dissent should be aware that only Registered Shareholders are entitled to exercise Dissent Rights. A Registered Shareholder who holds Existing Shares as an Intermediary for one or more beneficial owners, one or more of whom wish to exercise Dissent Rights, must exercise such Dissent Rights on behalf of such holder(s). In such case, the notice should specify the number of Existing Shares held by the Intermediary for such beneficial owner. A Dissenting Shareholder may dissent only with respect to all, but not less than all, of the Existing Shares held on behalf of any one beneficial owner and registered in the name of the Dissenting Shareholder.

The following description of the dissent procedures is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of his or her Existing Shares and is qualified in its entirety by reference to the full text of the Amended Plan of Arrangement, the Amendment Interim Order and Sections 237 to 247 of the BCBCA, which are attached to this Circular as Appendices “C” and “E” and “J”, respectively. A Registered Shareholder who intends to exercise the Dissent Rights should carefully consider and strictly comply with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Amendment Interim Order, the Amendment Final Order and the Amended Plan of Arrangement, and seek independent legal advice. Failure to comply strictly with the provisions of the BCBCA, as modified by the Amendment Interim Order, the Amendment Final Order and the Amended Plan of Arrangement, and to adhere to the procedures established therein, may result in the loss of all rights thereunder.

The Court hearing the application for the Amendment Final Order has the discretion to alter the Dissent Rights described herein.

If, as of the Amendment Date, the aggregate number of Existing Shares in respect of which Registered Shareholders have duly and validly exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, exceeds 5% of the Existing Shares then outstanding (assuming all securities convertible, exchangeable or exercisable into Acreage Shares, including the High Street Units, USCo2 Shares, Acreage Compensation Options, Acreage Options and Acreage RSUs have been converted, exchanged or exercised), Canopy Growth is entitled, in its discretion, not to implement the Amended Arrangement. See “Transaction Agreements – Proposal Agreement – Conditions for Implementation of the Amended Arrangement – Conditions in Favor of Canopy Growth”.

Registered Shareholders who duly exercise Dissent Rights and who:

(a)	are ultimately entitled to be paid fair value for their Dissenting Shares, which fair value shall be the fair value of such shares as of the close of business on the last Business Day before the day on which the Amendment Resolution is adopted by Shareholders at the Meeting, shall be paid an amount equal to such fair value by Canopy Growth and such Dissenting Shares will be cancelled in accordance with the Amended Plan of Arrangement; or

(b)	are ultimately not entitled, for any reason, to be paid fair value for their Existing Shares in respect of which they have exercised Dissent Rights shall be deemed to have participated in the Amended Arrangement, as of the Amendment Time, on the same basis as a non-dissenting Shareholder and shall be entitled to receive only the Consideration that such holder would have received pursuant to the Amended Arrangement if such holder had not exercised Dissent Rights,

(c)	but in no case shall Canopy Growth, the Company or any other Person be required to recognize Shareholders who exercise Dissent Rights as Shareholders after the Amendment Time, and the names of such Shareholders who exercise Dissent Rights shall be removed from the register of shareholders as at the Amendment Time. There can be no assurance that a Dissenting Shareholder will receive consideration for its Existing Shares of equal or greater value to the Consideration that such Dissenting Shareholder would have received under the Amended Arrangement.

Sections 237 to 247 of the BCBCA

Section 238 of the BCBCA, as modified by the Amended Plan of Arrangement, the Amendment Interim Order and the Amendment Final Order, provides that Registered Shareholders who dissent in respect of the Amendment Resolution in compliance with Sections 237 to 247 of the BCBCA may require Acreage to pay such Dissenting Shareholder the fair value of such Existing Shares.

The exercise of Dissent Rights does not deprive a Registered Shareholder of the right to vote at the Meeting. However, a Shareholder is not entitled to exercise Dissent Rights in respect of the Amendment Resolution if such holder votes any of the Existing Shares beneficially held by such holder FOR the Amendment Resolution. The execution or exercise of a proxy against the Amendment Resolution does not constitute a written objection for purposes of the right to dissent under Section 238 of the BCBCA.

A Dissenting Shareholder must dissent with respect to all, but not less than all, of the Existing Shares in which the holder owns a beneficial interest. A Registered Shareholder who wishes to dissent must deliver written notice of dissent (a “Notice of Dissent”) to Acreage on the date that is two Business Days immediately prior to the Meeting, or any date to which the Meeting may be postponed or adjourned, and such Notice of Dissent must strictly comply with the requirements of Section 242 of the BCBCA. Any failure by a Registered Shareholder to fully comply may result in the loss of that holder’s Dissent Rights. Non-Registered Shareholders who wish to exercise Dissent Rights must arrange for the Registered Shareholder holding their Existing Shares to deliver the Notice of Dissent.

A vote against the Amendment Resolution, whether by attending and voting at the Meeting virtually or by proxy, or not voting on the Amendment Resolution does not constitute a Notice of Dissent. Promptly after the Amendment Resolution is approved by the Shareholders, the Company must send to each Dissenting Shareholder a notice that the Amendment Resolution has been adopted, stating that the Company intends to act, or has acted, on the authority of the Amendment Resolution and advise the Dissenting Shareholder of the manner in which dissent is to be completed under Section 244 of the BCBCA.

If the Amendment Resolution is adopted by the Shareholders as required at the Meeting, and if Acreage notifies the Dissenting Shareholders of its intention to act upon the Amendment Resolution, pursuant to Section 244 of the BCBCA, the Dissenting Shareholder is then required, within 30 days after receipt of such notice, to send to the Company or the Transfer Agent a signed written notice setting out the Dissenting Shareholder’s name, the number and class of Existing Shares in respect of which the Dissenting Shareholder dissents and that the Dissent Right is being exercised in respect of all of the Dissenting Shareholder’s Existing Shares. The written notice should contain any share certificate or certificates representing the Existing Shares in respect of which the Dissenting Shareholder has exercised Dissent Rights (if any) and a demand for payment of the fair value of such Existing Shares. A Dissenting Shareholder who fails to send to the Company or the Transfer Agent within the required periods of time the required notices or the certificates representing the Existing Shares in respect of which the Dissenting Shareholder has dissented may forfeit its Dissent Rights. Upon delivery of these documents, the Dissenting Shareholder is deemed to have sold its Existing Shares and Canopy Growth must comply with Section 245 of the BCBCA.

The Dissenting Shareholder and Canopy Growth may agree on the fair value of the Dissenting Shares immediately before the passing of the Amendment Resolution (the “Payout Value”); otherwise, either party may apply to the Court to determine the Payout Value, and the Court may determine the Payout Value, or order that the Payout Value be established by arbitration or by reference to the registrar or a referee of the Court. If the Amended Arrangement becomes effective and the Dissenting Shareholder has complied with Section 244, after a determination of the Payout Value of the Dissenting Shares, Canopy Growth must then promptly pay that amount to the Dissenting Shareholder.

Addresses for Notice

All notices to the Company of dissent with respect to the Amendment Resolution pursuant to Section 242 of the BCBCA should be addressed to the attention of the Corporate Secretary of the Company and be sent not later than 5:00 p.m. (Vancouver time) on the date that is two Business Days immediately prior to the Meeting, or any date to which the Meeting may be postponed or adjourned, to:

Acreage Holdings, Inc.

c/o DLA Piper (Canada) LLP

1 First Canadian Place

100 King St. W., Suite 6000

Toronto, ON

M5X 1E2

Attention: Robert Fonn and Russel Drew

Strict Compliance with Dissent Provisions Required

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a Dissenting Shareholder under Part 8, Division 2 of the BCBCA, as modified by the Amended Plan of Arrangement and the Amendment Interim Order, and reference should be made to the specific provisions of Sections 237 to 247 of the BCBCA, the Amended Plan of Arrangement and the Amendment Interim Order. The BCBCA requires strict adherence to the procedures regarding the exercise of rights established therein. The failure to adhere to such procedures may result in the loss of all rights of dissent. Accordingly, each Registered Shareholder who wishes to exercise Dissent Rights should carefully consider and comply with the provisions of Sections 237 to 247 of the BCBCA, the Amended Plan of Arrangement and the Amendment Interim Order and consult a legal advisor. A copy of Sections 237 to 247 of the BCBCA is set out in Appendix “J” to this Circular and a copy of the Amended Plan of Arrangement and the Amendment Interim Order are set out in Appendices “C” and “E”, respectively, to this Circular.

The Company suggests that any Registered Shareholders wishing to avail himself or herself of the Dissent Rights seek his or her own legal advice as failure to comply strictly with the applicable provisions of the BCBCA and the  Amendment Interim Order, Amendment Final Order and Plan of Arrangement may prejudice the availability of such Dissent Rights. Dissenting Shareholders should note that the exercise of Dissent Rights can be a complex, time-consuming and expensive process.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the principal Canadian federal income tax considerations generally applicable under the Tax Act to a beneficial owner of Existing SVS who, in accordance with the Amended Arrangement, (i) receives a portion of the Aggregate Amendment Option Payment, (ii) exchanges Existing SVS for Fixed Shares and Floating Shares pursuant to the Capital Reorganization and (iii) disposes of or exchanges, or is deemed to have disposed of or exchanged, a Fixed Share and/or a Floating Share as a result of the exercise (or deemed exercise) of the Canopy Call Option and/or the Floating Call Option by Canopy Growth or otherwise and who, for the purposes of the Tax Act and at all relevant times: (a) deals at arm’s length with and is not affiliated with the Company or Canopy Growth; and (b) holds all Existing SVS and will hold all Fixed Shares and Floating Shares acquired pursuant to the Capital Reorganization and all Canopy Growth Shares acquired pursuant to the exercise (or deemed exercise) of the Canopy Call Option or the Floating Call Option by Canopy Growth and all Mergeco Fixed Shares if Canopy Growth does not exercise the Floating Call Option (collectively, in this part referred to as the “Securities”), as capital property (each, a “Holder”). The Securities will generally be considered to be capital property to a Holder for the purposes of the Tax Act provided that the Holder does not use or hold those Securities in the course of carrying on a business of trading or dealing in securities and has not acquired such Securities in one or more transactions considered to be an adventure or concern in the nature of trade.

This summary is not applicable to a Holder: (a) that is a “financial institution” for purposes of the “mark-to-market property” rules; (b) that is a “specified financial institution”; (c) that is a partnership; (d) an interest in which would be a “tax shelter investment”; (e) that has elected to determine its “Canadian tax results” in a currency other than Canadian currency pursuant to the “functional currency reporting” rules; (f) that has entered or will enter into, in respect of the Securities, a “synthetic disposition arrangement” or a “derivative forward agreement”; or (g) that is a corporation resident in Canada that is, or becomes, controlled by a non-resident corporation (or pursuant to the Proposed Amendments, a non-resident Person or a group of Persons comprised of any combination of non-resident corporations, non-resident individuals or non-resident trusts that do not deal with each other at arm's length), for the purposes of the “foreign affiliate dumping” rules in Section 212.3 of the Tax Act, all within the meaning of the Tax Act. Any such Holders should consult their own tax advisors to determine the particular Canadian federal income tax consequences to them of the Amended Arrangement.

This summary does not address tax considerations for holders of Acreage Options arising from the Amended Arrangement and does not address tax considerations relevant to Holders who previously acquired Existing SVS on the exercise or settlement of Acreage Options or under any other employment benefit plan. Any such Holders should consult their own tax advisors to determine the particular Canadian federal income tax consequences to them of the Amended Arrangement.

This summary is based on the facts set out in this Circular, the assumptions set out herein, the current provisions of the Tax Act and the regulations thereto in force as at the date of this Circular, and counsel’s understanding of the current administrative and assessing practices and policies of the CRA published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed; however, no assurance can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in Law or administrative or assessing practice or policy, whether by legislative, regulatory, administrative or judicial action, nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction, which may be different from those discussed herein.

This summary is of a general nature only and is not exhaustive of all possible Canadian federal income tax considerations applicable to the Amended Arrangement. The income and other tax consequences of acquiring, holding or disposing of Securities will vary depending on a Holder’s particular status and circumstances, including the country, province or territory in which the Holder resides or carries on business. This summary is not intended to be, nor should it be construed to be, legal or tax advice to any particular Holder. No representations are made with respect to the income tax consequences to any particular Holder. Holders should consult their own tax advisors for advice with respect to the income tax consequences of the Amended Arrangement and of acquiring, holding and disposing of Canopy Growth Shares in their particular circumstances, including the application and effect of the income and other tax Laws of any applicable country, province, state or local tax authority.

This summary does not discuss any non-Canadian income or other tax consequences of the Amended Arrangement. Holders resident or subject to taxation in a jurisdiction other than Canada should be aware that the Amended Arrangement may have tax consequences both in Canada and in such other jurisdiction. Such consequences are not described herein. Holders should consult with their own tax advisors with respect to their particular circumstances and the tax considerations applicable to them.

Canadian Currency

For the purposes of the Tax Act, subject to certain exceptions (including where a taxpayer has made an election to compute its “Canadian tax results” in a currency other than Canadian currency), where an amount that is relevant in computing a taxpayer’s “Canadian tax results” is expressed in a currency other than Canadian dollars, the amount must be converted to Canadian dollars using the exchange rate quoted by the Bank of Canada for the day on which the amount arose (or another rate of exchange that is acceptable to the Minister of National Revenue).

Allocation of Aggregate Amendment Option Payment

A Holder who receives a portion of the Aggregate Amendment Option Payment as consideration for the granting of the Canopy Call Option and the Floating Call Option to Canopy Growth will be required to allocate the amount received on a reasonable basis between the Canopy Call Option and the Floating Call Option comprising the Aggregate Amendment Option Payment for the purposes of the Tax Act.

Holders Resident in Canada

The following portion of the summary is generally applicable to a Holder who, at all relevant times and for the purposes of the Tax Act, is or is deemed to be resident in Canada and is not exempt from tax under Part I of the Tax Act (a “Canadian Holder”). Certain Canadian Holders whose Securities might not otherwise qualify as capital property, may, in certain circumstances, be entitled to make, or may already have made, an irrevocable election in accordance with subsection 39(4) of the Tax Act to have their Securities, and every “Canadian security” (as defined in the Tax Act) owned by such Canadian Holder in the taxation year of the election and in all subsequent taxation years, deemed to be capital property. Any Canadian Holder contemplating making a subsection 39(4) election should consult its tax advisor for advice as to whether the election is available or advisable in their particular circumstances.

Receipt of Aggregate Amendment Option Payment

Although the matter is not free from doubt, for Canadian federal income tax purposes, the receipt of the Aggregate Amendment Option Payment should be treated as consideration for the granting of the Canopy Call Option and the Floating Call Option. A Canadian Holder who receives a portion of the Aggregate Amendment Option Payment as consideration for the granting of the Canopy Call Option and the Floating Call Option to Canopy Growth should be deemed by subsection 49(1) of the Tax Act to have disposed of a property with an adjusted cost base of nil and will realize a capital gain equal to the amount of the Aggregate Amendment Option Payment received. For a description of the tax treatment of capital gains and capital losses, see “Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” below.

If the Canopy Call Option and/or the Floating Call Option are exercised (or deemed to be exercised) by Canopy Growth, a Canadian Holder would no longer be deemed by subsection 49(1) of the Tax Act to have disposed of a property in the year in which the Canopy Call Option and/or the Floating Call Option were granted. Instead, the amount of the Aggregate Amendment Option Payment received by the Canadian Holder and allocated to the Canopy Call Option and/or the Floating Call Option which has been exercised (or deemed to be exercised) should be included in the Canadian Holder’s proceeds of disposition from the disposition of the Fixed Shares and/or the Floating Shares, as applicable. See “Holders Resident in Canada – Exercise of the Canopy Call Option” and “Holders Resident in Canada – Exercise of the Floating Call Option” below. If the Canopy Call Option and/or the Floating Call Option are exercised (or deemed to be exercised) in a taxation year following the taxation year in which the Canopy Call Option and the Floating Call Option are granted, the Canadian Holder should be entitled to file an amended return for the year in which the Canopy Call Option and the Floating Call Option, as applicable, were granted. The amended return must be filed at the latest on the day on which the Canadian Holder is required to file the return for the year in which the Canopy Call Option and/or the Floating Call Option are exercised (or deemed to be exercised). In such a case, the CRA is obliged to reassess tax, interest and penalties for the year in order to exclude the consideration received for granting the Canopy Call Option and/or the Floating Call Option, as applicable, from the calculation of the Canadian Holder’s income. Canadian Holders should consult their own tax advisors concerning the tax treatment of the Aggregate Amendment Option Payment.

Exchange of Existing SVS for Fixed Shares and Floating Shares pursuant to the Capital Reorganization

Pursuant to the Capital Reorganization, a Canadian Holder will exchange each Existing SVS for 0.7 of a Fixed Share and 0.3 of a Floating Share (the “Share Exchange”). The Share Exchange will be considered to occur “in the course of a reorganization of capital” of the Company such that section 86 of the Tax Act will apply in respect of the Share Exchange. The Canadian Holder will be deemed to dispose of the Canadian Holder’s Existing SVS for proceeds equal to the Canadian Holder’s adjusted cost base of those shares and will acquire the Fixed Shares and Floating Shares at an aggregate adjusted cost base equal to that amount. As a result, a Canadian Holder will not realize a capital gain or capital loss under the Tax Act in connection with the Share Exchange.

A Canadian Holder must apportion the adjusted cost base of their Existing SVS between the Fixed Shares and Floating Shares in accordance with their proportionate fair market values immediately after the Share Exchange. The fair market value of the Fixed Shares and the Floating Shares is a question of fact determined based on all relevant factors (including the respective trading values of those shares following the Share Exchange).

Dividends on Fixed Shares and Floating Shares

In the case of a Canadian Holder who is an individual, dividends received or deemed to be received on the Fixed Shares and the Floating Shares will be included in computing the Canadian Holder’s income and will be subject to the gross-up and dividend tax credit rules that apply to taxable dividends received from taxable Canadian corporations. Provided that appropriate designations are made by the Company, any such dividend will be treated as an “eligible dividend” for the purposes of the Tax Act and a Canadian Holder who is an individual will be entitled to an enhanced dividend tax credit in respect of such dividend. There may be limitations on the Company’s ability to designate dividends and deemed dividends as eligible dividends.

Dividends received or deemed to be received on the Fixed Shares and the Floating Shares by a Canadian Holder that is a corporation will be required to be included in computing the corporation’s income for the taxation year in which such dividends are received, but such dividends will generally be deductible in computing the corporation’s taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received by a Canadian Holder that is a corporation as proceeds of disposition or a capital gain. Canadian Holders that are corporations should consult their own tax advisors having regard to their own circumstances.

A Canadian Holder that is a “private corporation” or a “subject corporation” (each as defined in the Tax Act) may be liable under Part IV of the Tax Act to pay a refundable tax on dividends received or deemed to be received on the Fixed Shares and the Floating Shares (see “Certain United States Federal Income Tax Considerations”) to the extent that such dividends are deductible in computing the Canadian Holder’s taxable income for the taxation year.

Dividends received by a Canadian Holder who is an individual (including certain trusts) may result in such Canadian Holder being liable for alternative minimum tax under the Tax Act. Canadian Holders who are individuals should consult their own tax advisors in this regard.

As the Company is treated as a U.S. corporation for U.S. federal income tax purposes pursuant to section 7874 of the Code, a Canadian Holder may be subject to United States withholding tax on dividends received on the Fixed Shares or the Floating Shares. Any United States withholding tax paid by or on behalf of a Canadian Holder in respect of dividends received on the Fixed Shares and the Floating Shares by a Canadian Holder may be eligible for foreign tax credit or deduction treatment where applicable under the Tax Act. Generally, a foreign tax credit in respect of a tax paid to a particular foreign country is limited to the Canadian tax otherwise payable in respect of income sourced in that country. Dividends received on the Fixed Shares or the Floating Shares by a Canadian Holder may not be treated as income sourced in the United States for these purposes. Canadian Holders should consult their own tax advisors with respect to the availability of any foreign tax credits or deductions under the Tax Act in respect of any United States withholding tax applicable to dividends paid on the Fixed Shares or the Floating Shares.

Dispositions of Fixed Shares and Floating Shares (other than pursuant to the Canopy Call Option or the Floating Call Option)

Upon a disposition or deemed disposition of a Fixed Share or a Floating Share (other than a disposition to the Company that is not a sale in the open market in the manner in which shares would normally be purchased by a member of the public in an open market), a capital gain (or capital loss) will generally be realized by a Canadian Holder to the extent that the proceeds of disposition are greater (or less) than the aggregate of the adjusted cost base of such security to the Canadian Holder immediately before the disposition and any reasonable costs of disposition. The adjusted cost base of a Fixed Share and a Floating Share to a Canadian Holder will be determined in accordance with the Tax Act by averaging the cost to the Canadian Holder of a Fixed Share or Floating Share, as applicable, with the adjusted cost base (determined immediately prior to such disposition) of all other Fixed Shares or Floating Shares, respectively, held by the Canadian Holder as capital property. Such capital gain (or capital loss) will be subject to the treatment described below under “Holders Resident in Canada — Taxation of Capital Gains and Capital Losses”.

Exercise of the Canopy Call Option

If Canopy Growth exercises (or is deemed to exercise) the Canopy Call Option, a Canadian Holder who is a holder of Fixed Shares at the Acquisition Time and who has indicated in the Letter of Transmittal that the Canadian Holder is (i) resident in Canada for the purposes of the Tax Act, or (ii) is a “Canadian Partnership” as defined in the Tax Act will be deemed pursuant to the Amended Arrangement to transfer its Fixed Shares to Canopy Growth in exchange for Canopy Growth Shares on the Acquisition Date.

Exchange of Fixed Shares – No Joint Tax Election

A Canadian Holder who receives Fixed Shares for Canopy Growth Shares pursuant to the exercise (or deemed exercise) of the Canopy Call Option by Canopy Growth (other than an Eligible Holder who makes a Joint Tax Election with Canopy Growth as discussed below under “Holders Resident in Canada – Exchange of Fixed Shares – With Joint Tax Election”) will be considered to have disposed of the Fixed Shares, for proceeds of disposition equal to the aggregate of (i) the amount of Aggregate Amendment Option Payment allocated to the Canopy Call Option and (ii) the aggregate fair market value of any Canopy Growth Shares received. As a result, the Canadian Holder will generally realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the Fixed Shares immediately before the exchange. See “Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.

The cost to a Canadian Holder of any Canopy Growth Shares acquired on such exchange will be equal to the fair market value of the Canopy Growth Shares at the time of the exchange. The Canadian Holder’s adjusted cost base of the Canopy Growth Shares so acquired will be determined by averaging such cost with the adjusted cost base to the Canadian Holder of all Canopy Growth Shares owned by the Canadian Holder as capital property immediately prior to such exchange.

Exchange of Fixed Shares – With Joint Tax Election

A Canadian Holder who is an Eligible Holder and who receives Canopy Growth Shares pursuant to the exercise (or deemed exercise) of the Canopy Call Option by Canopy Growth may obtain a full or partial deferral in respect of the exchange of the Fixed Shares by filing with the CRA (and, where applicable, with a provincial tax authority) a joint election made by the Eligible Holder and Canopy Growth under subsection 85(1) of the Tax Act (or, in the case of a partnership, under subsection 85(2) of the Tax Act, provided all members of the partnership jointly elect) and the corresponding provisions of any applicable provincial tax legislation (collectively, the “Joint Tax Election”). See “Holders Resident in Canada - Procedure for Making Joint Tax Election” below.

The availability and extent of the deferral will depend on the Elected Amount (as defined below) designated and the Canadian Holder’s adjusted cost base of the Fixed Shares at the time of the exchange and is subject to the Joint Tax Election requirements being met under the Tax Act. An Eligible Holder making a Joint Tax Election will be required to designate an amount (the “Elected Amount”) in the election form that will be deemed to be the proceeds of disposition of the Eligible Holder’s Fixed Shares at the time of exchange. In general, the Elected Amount with respect to the Fixed Shares may not be:

(a)	less than the amount of cash received by the Eligible Holder with respect to the Aggregate Amendment Option Payment allocated to the Canopy Call Option;

(b)	less than the lesser of (i) the Eligible Holder’s adjusted cost base of the Fixed Shares immediately before the time of the exchange, and (ii) the fair market value of the Fixed Shares, at the time of the exchange; or

(c)	greater than the fair market value of the Fixed Shares at the time of the exchange.

The Canadian federal income tax treatment to an Eligible Holder who properly makes a valid Joint Tax Election generally will be as follows:

(a)	the Eligible Holder will be deemed to have disposed of the Eligible Holder’s Fixed Shares for proceeds of disposition equal to the Elected Amount;

(b)	the Eligible Holder will not realize any capital gain or capital loss if the Elected Amount (subject to the limitations described above and set out in the Tax Act) equals the aggregate of the Eligible Holder’s adjusted cost base of Fixed Shares at the time of the exchange and any reasonable costs of disposition;

(c)	to the extent that the Elected Amount exceeds the aggregate of the adjusted cost base of the Fixed Shares to the Eligible Holder and any reasonable costs of disposition, the Eligible Holder will in general realize a capital gain equal to such excess amount; and

(d)	the aggregate cost to the Eligible Holder of Canopy Growth Shares acquired as a result of the exchange will be equal to the amount, if any, by which the Elected Amount exceeds the cash received by the Eligible Holder with respect to the Aggregate Amendment Option Payment allocated to the Fixed Shares, and such cost will be averaged with the adjusted cost base of all other Canopy Growth Shares held by the Eligible Holder immediately prior to the exchange as capital property for the purpose of determining thereafter the adjusted cost base of each Canopy Growth Share held by such Eligible Holder.

Exercise of the Floating Call Option

If Canopy Growth exercises the Floating Call Option, a Canadian Holder who is a holder of Floating Shares at the Acquisition Time will be deemed pursuant to the Amended Arrangement to transfer its Floating Shares to Canopy Growth in exchange for the Floating Consideration on the Acquisition Date. The Floating Consideration may, at Canopy Growth’s discretion, be satisfied (i) solely by the Floating Cash Consideration, (ii) solely by the Floating Share Consideration or (iii) by a Combination of Floating Cash Consideration and Floating Share Consideration.

Exchange of Floating Shares - No Joint Tax Election

A Canadian Holder who receives the Floating Consideration in exchange for its Floating Shares pursuant to the exercise of the Floating Call Option by Canopy Growth (other than an Eligible Holder who receives Floating Share Consideration and who makes a Joint Tax Election with Canopy Growth as discussed below under “Holders Resident in Canada – Exchange of Floating Shares – With Joint Tax Election”) will be considered to have disposed of the Floating Shares, for proceeds of disposition equal to the aggregate of (i) the amount of Aggregate Amendment Option Payment allocated to the Floating Call Option, (ii) the amount of any Floating Cash Consideration received, and (iii) the aggregate fair market value of any Canopy Growth Shares received. As a result, the Canadian Holder will generally realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the Floating Shares immediately before the exchange. See “Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.

The cost to the Canadian Holder of any Canopy Growth Shares acquired on such exchange will be equal to the fair market value of the Canopy Growth Shares at the time of the exchange. The Canadian Holder’s adjusted cost base of the Canopy Growth Shares so acquired will be determined by averaging such cost with the adjusted cost base to the Canadian Holder of all Canopy Growth Shares owned by the Canadian Holder as capital property immediately prior to such exchange.

Exchange of Floating Shares - With Joint Tax Election

A Canadian Holder who is an Eligible Holder and who receives Floating Share Consideration (either alone or in combination with Floating Cash Consideration) pursuant to the exercise of the Floating Call Option by Canopy Growth may obtain a full or partial deferral in respect of the exchange of the Floating Shares by filing with the CRA (and, where applicable, with a provincial tax authority) a Joint Election. See “Holders Resident in Canada - Procedure for Making Joint Tax Election” below.

The availability and extent of the deferral will depend on the Elected Amount designated and the Canadian Holder’s adjusted cost base of the Floating Shares at the time of the exchange and is subject to the Joint Tax Election requirements being met under the Tax Act. An Eligible Holder making a Joint Tax Election will be required to designate the Elected Amount in the election form that will be deemed to be the proceeds of disposition of the Eligible Holder’s Floating Shares at the time of exchange. In general, the Elected Amount with respect to the Floating Shares may not be:

(a)	less than the amount of cash received by the Eligible Holder with respect to the Aggregate Amendment Option Payment allocated to the Floating Call Option plus the Floating Cash Consideration (if any);

(b)	less than the lesser of (i) the Eligible Holder’s adjusted cost base of the Floating Shares immediately before the time of the exchange, and (ii) the fair market value of the Floating Shares, at the time of the exchange; or

(c)	greater than the fair market value of Floating Shares at the time of the exchange.

The Canadian federal income tax treatment to an Eligible Holder who properly makes a valid Joint Tax Election generally will be as follows:

(a)	the Eligible Holder will be deemed to have disposed of the Eligible Holder’s Floating Shares for proceeds of disposition equal to the Elected Amount;

(b)	the Eligible Holder will not realize any capital gain or capital loss if the Elected Amount (subject to the limitations described above and set out in the Tax Act) equals the aggregate of the Eligible Holder’s adjusted cost base of Floating Shares at the time of the exchange and any reasonable costs of disposition;

(c)	to the extent that the Elected Amount exceeds the aggregate of the adjusted cost base of the Floating Shares to the Eligible Holder and any reasonable costs of disposition, the Eligible Holder will in general realize a capital gain equal to such excess amount; and

(d)	the aggregate cost to the Eligible Holder of Canopy Growth Shares acquired as a result of the exchange will be equal to the amount, if any, by which the Elected Amount exceeds the cash received by the Eligible Holder with respect to the Aggregate Amendment Option Payment allocated to the Floating Shares plus any Floating Cash Consideration received, and such cost will be averaged with the adjusted cost base of all other Canopy Growth Shares held by the Eligible Holder immediately prior to the exchange as capital property for the purpose of determining thereafter the adjusted cost base of each Canopy Growth Share held by such Eligible Holder.

Procedure for Making Joint Tax Election

Canopy Growth has agreed to make a Joint Tax Election with an Eligible Holder in respect of Fixed Shares and/or Floating Shares at the amount determined by such Eligible Holder, subject to the limitations set out in subsection 85(1) or subsection 85(2), as applicable, of the Tax Act (or any applicable provincial tax legislation).

A tax instruction letter (the “Tax Instruction Letter”) containing detailed requirements to make a Joint Tax Election, together with the relevant tax election forms (including the provincial tax election forms, if applicable) will be promptly delivered by email to an Eligible Holder that checks the appropriate box on the Letter of Transmittal and Election Form, provides an email address in the appropriate place in the Letter of Transmittal and Election Form and submits the Letter of Transmittal to the Depositary on or before 60 days after the Acquisition Date (the “Election Deadline”).

To make a Joint Tax Election, an Eligible Holder must provide two signed copies of the necessary joint election forms to an appointed representative, as directed by Canopy Growth in the Tax Instruction Letter, by the Election Deadline, duly completed with the details of the Fixed Shares transferred and the applicable Elected Amount for the purposes of such joint elections.

Canopy Growth shall, within 30 days after receiving the completed joint election forms from an Eligible Holder, and subject to such joint election forms being correct and complete and in compliance with requirements imposed under the Tax Act (or any analogous provision of provincial income tax Law), sign and return such forms to such Eligible Holder. Each Eligible Holder is solely responsible for ensuring the Joint Tax Election is completed correctly and filed with the CRA (and any applicable provincial tax authority) by the required deadline. In its sole discretion, Canopy Growth or any successor corporation may choose to sign and return a joint election form received by it after the Election Deadline, but will have no obligation to do so.

Neither the Company, Canopy Growth nor any successor corporation shall be responsible for the proper completion and filing of any joint election form, except for the obligation to sign and return the duly completed joint election forms which are received by the Election Deadline. The Eligible Holder will be solely responsible for the payment of any taxes, interest or penalties arising as a result of the failure of an Eligible Holder to properly or timely complete and file such joint election forms in the form and manner prescribed by the Tax Act (or any applicable provincial legislation).

Any Eligible Holder who does not ensure that information necessary to make a Joint Tax Election has been received by Canopy Growth in accordance with the procedures set out in the Tax Instruction Letter prior to the Election Deadline may not be able to benefit from the tax deferral provisions in subsections 85(1) or 85(2) of the Tax Act (or the corresponding provisions of any applicable provincial tax legislation). Accordingly, all Eligible Holders who wish to make a Joint Tax Election with Canopy Growth should give their immediate attention to this matter following the Acquisition Date.

Dispositions of Floating Shares on the Merger

If Canopy Growth has not exercised the Floating Call Option in respect of the Floating Shares at or prior to the Acquisition Time a Canadian Holder who holds Floating Shares will be deemed to have participated in the Merger and will receive Mergeco Fixed Shares in exchange for its Floating Shares.

A Canadian Holder who receives Mergeco Fixed Shares on the Merger in exchange for their Floating Shares should not realize a capital gain (or capital loss) as a result of the Merger. Such Canadian Holder should be deemed to have disposed of its floating Shares for proceeds of disposition equal to the adjusted cost base of such Floating Shares to the Canadian Holder immediately before the Merger and to have acquired the Mergeco Fixed Shares at an aggregate cost equal to such proceeds of disposition.

Dividends on Canopy Growth Shares (Post-Exercise of the Canopy Call Option and/or the Floating Call Option)

In the case of a Canadian Holder who is an individual, dividends received or deemed to be received on the Canopy Growth Shares will be included in computing the Canadian Holder’s income and will be subject to the gross-up and dividend tax credit rules that apply to taxable dividends received from taxable Canadian corporations. Provided that appropriate designations are made by Canopy Growth, any such dividend will be treated as an “eligible dividend” for the purposes of the Tax Act and a Canadian Holder who is an individual will be entitled to an enhanced dividend tax credit in respect of such dividend. There may be limitations on Canopy Growth’s ability to designate dividends and deemed dividends as eligible dividends.

Dividends received or deemed to be received on the Canopy Growth Shares by a Canadian Holder that is a corporation will be required to be included in computing the corporation’s income for the taxation year in which such dividends are received, but such dividends will generally be deductible in computing the corporation’s taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received by a Canadian Holder that is a corporation as proceeds of disposition or a capital gain. Canadian Holders that are corporations should consult their own tax advisors having regard to their own circumstances.

A Canadian Holder that is a “private corporation” or a “subject corporation” (each as defined in the Tax Act) may be liable under Part IV of the Tax Act to pay a refundable tax on dividends received or deemed to be received on the Canopy Growth Shares to the extent that such dividends are deductible in computing the Canadian Holder’s taxable income for the taxation year.

Dividends received by a Canadian Holder who is an individual (including certain trusts) may result in such Canadian Holder being liable for alternative minimum tax under the Tax Act. Canadian Holders who are individuals should consult their own tax advisors in this regard.

Disposition of Canopy Growth Shares (Post-Exercise of the Canopy Call Option and/or the Floating Call Option)

A Canadian Holder that disposes or is deemed to dispose of a Canopy Growth Share (other than a disposition to Canopy Growth that is not a sale in the open market in the manner in which shares would normally be purchased by a member of the public in an open market) will realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition of the Canopy Growth Share exceeds (or is less than) the aggregate of the adjusted cost base to the Canadian Holder of such Canopy Growth Share, determined immediately before the disposition, and any reasonable costs of disposition. For a description of the tax treatment of capital gains and capital losses, see “Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” below.

Dividends on Mergeco Fixed Shares (Floating Call Option Not Exercised for Floating Shares - Post Merger)

The tax treatment of dividends received by Canadian Holders who hold Mergeco Fixed Shares will be the same as for dividends received on Fixed Shares and Floating Shares (see above “Holders Resident in Canada – Dividends on Fixed Shares and Floating Shares”).

Disposition of Mergeco Fixed Shares (Floating Call Option Not Exercised for Floating Shares - Post Merger)

A Canadian Holder that disposes or is deemed to dispose of a Mergeco Fixed Share (other than a disposition to Mergeco that is not a sale in the open market in the manner in which shares would normally be purchased by a member of the public in an open market) will realize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition of the Mergeco Fixed Share exceeds (or is less than) the aggregate of the adjusted cost base to the Canadian Holder of such Mergeco Fixed Share, determined immediately before the disposition, and any reasonable costs of disposition. For a description of the tax treatment of capital gains and capital losses, see “Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” below.

Taxation of Capital Gains and Capital Losses

Generally, one-half of any capital gain realized by a Canadian Holder in a taxation year will be included in computing the Canadian Holder’s income in that taxation year (a “taxable capital gain”) and, generally, one-half of any capital loss realized in a taxation year (an “allowable capital loss”) must be deducted from the taxable capital gains realized by the Canadian Holder in the same taxation year, in accordance with the rules contained in the Tax Act. Allowable capital losses in excess of taxable capital gains realized by a Canadian Holder in a particular taxation year may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized by the Canadian Holder in such taxation year, subject to and in accordance with the rules contained in the Tax Act.

Capital gains realized by an individual and certain trusts may give rise to a liability for alternative minimum tax under the Tax Act. A Canadian Holder that is, throughout the year, a “Canadian-controlled private corporation”, as defined in the Tax Act, may be subject to an additional refundable tax on its “aggregate investment income” which is defined to include taxable capital gains.

The amount of any capital loss realized by a Canadian Holder that is a corporation on the disposition of a Fixed Share, a Floating Share, a Canopy Growth Share or a Mergeco Fixed Share, as applicable, may be reduced by the amount of dividends received or deemed to be received by it on such share (or on a share for which the share has been substituted) to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns shares, directly or indirectly, through a partnership or a trust. Canadian Holders to whom these rules may apply should consult their own tax advisors.

As the Company is treated as a U.S. corporation for U.S. federal income tax purposes pursuant to section 7874 of the Code, a Canadian Holder may be subject to United States tax on a gain realized on the disposition of Fixed Shares, Floating Shares or Mergeco Fixed Shares if the Company or Mergeco, as applicable, is classified as a United States real property holding corporation under the Code. United States tax, if any, levied on any gain realized on a disposition of a Fixed Share or a Floating Share may be eligible for a foreign tax credit under the Tax Act to the extent and under the circumstances described in the Tax Act. Generally, a foreign tax credit in respect of a tax paid to a particular foreign country is limited to the Canadian tax otherwise payable in respect of income sourced in that country. Gains realized on the disposition of a Fixed Share, a Floating Share or a Mergeco Fixed Share by a Canadian Holder may not be treated as income sourced in the United States for these purposes. Canadian Holders should consult their own tax advisors with respect to the availability of a foreign tax credit, having regard to their own particular circumstances.

Holders Not Resident in Canada

The following portion of the summary is generally applicable to a Holder who, at all relevant times and for the purposes of the Tax Act, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, and will not use or hold, or be deemed to use or hold, Securities, in connection with carrying on a business in Canada (a “Non-Canadian Holder”). This portion of the summary is not generally applicable to a Non-Canadian Holder that is: (a) an insurer carrying on an insurance business in Canada and elsewhere, or (b) an “authorized foreign bank” (as defined in the Tax Act).

Receipt of Aggregate Amendment Option Payment

A Non-Canadian Holder who receives a portion of the Aggregate Amendment Option Payment as consideration for the granting of the Canopy Call Option and the Floating Call Option to Canopy Growth should be deemed by subsection 49(1) of the Tax Act to have disposed of a property with an adjusted cost base of nil, but will not be subject to tax under the Tax Act on any capital gain realized on such deemed disposition.

Exchange of Existing SVS for Fixed Shares and Floating Shares pursuant to the Capital Reorganization

The tax consequences described above under “Holders Resident in Canada – Exchange of Existing SVS for Fixed Shares and Floating Shares pursuant to the Capital Reorganization” will generally apply to Non-Canadian Holders who exchange Existing SVS for Fixed Shares and Floating Shares pursuant to the Capital Reorganization.

Dispositions of Securities

A Non-Canadian Holder that disposes or is deemed to dispose of a Fixed Share or a Floating Share (including as a result of the Merger) or of a Canopy Growth Share or a Mergeco Fixed Share will not be subject to tax under the Tax Act on any capital gain realized on such disposition unless the Fixed Shares, Floating Shares, Canopy Growth Shares or Mergeco Fixed Shares, as applicable, are “taxable Canadian property” of the Non-Canadian Holder at the effective time of the disposition and the particular shares are not “treaty-protected property”, each within the meaning of the Tax Act.

Generally, the Securities will not be considered “taxable Canadian property” to any particular Non-Canadian Holder at the time of disposition provided that such Securities are listed at that time on a “designated stock exchange” (which includes the CSE and TSX), unless: (A) at any particular time during the 60-month period that ends at that time: (a) one (1) or any combination of: (i) the Non-Canadian Holder; (ii) Persons with whom the Non-Canadian Holder does not deal at arm’s length; and (iii) partnerships in which the Non-Canadian Holder or a Person described in (ii) holds a membership interest directly or indirectly through one or more partnerships, owned 25% or more of the issued shares of any class or series of the capital stock of the corporation that issues the shares; and (b) more than 50% of the fair market value of the particular shares was derived directly or indirectly from one (1) or any combination of (i) real or immovable properties situated in Canada; (ii) “Canadian resource properties” (as defined in the Tax Act); (iii) “timber resource properties” (as defined in the Tax Act); and (iv) options in respect of, or interests in, or for civil Law rights in, any of the foregoing property whether or not the property exists; or (B) the particular Securities, are otherwise deemed to be taxable Canadian property of the Non-Canadian Holder under another provision of the Tax Act.

In the event that a Fixed Share, a Floating Share, a Canopy Growth Share or a Mergeco Fixed Share, as applicable, is taxable Canadian property to a Non-Canadian Holder at the time of the disposition, such Non-Canadian Holder should consult its own tax advisor as to the Canadian tax consequences of the disposition.

Dividends on Fixed Shares, Floating Shares, Canopy Growth Shares or Mergeco Shares

Dividends paid or credited, or deemed to be paid or credited, on the Securities to a Non-Canadian Holder generally will be subject to Canadian withholding tax at a rate of 25% of the gross amount of the dividend, unless the rate is reduced under the provisions of an applicable income tax convention between Canada and the Non-Canadian Holder's jurisdiction of residence. The rate of withholding tax under the U.S. Treaty applicable to a Non-Canadian Holder who is a resident of the United States for the purposes of the U.S. Treaty and is entitled to all of the benefits under the U.S. Treaty generally will be 15%. Acreage, Canopy Growth or Mergeco, as applicable, will be required to withhold the required amount of withholding tax from the dividend, and to remit it to CRA for the account of the Non-Canadian Holder.

Dissent Rights

A Dissenting Shareholder is entitled, if the Amended Arrangement becomes effective, to have its Existing SVS purchased in exchange for a cash payment from Canopy Growth equal to the fair value of such Holder's Existing SVS (the “Dissent Payment”).

The Holder will realize a capital gain (or capital loss) equal to the amount by which the Dissent Payment exceeds (or is less than) the aggregate of the adjusted cost base of the Existing SVS to such Holder, determined immediately before the cancellation of such shares, and any reasonable costs of disposition, less any portion of the Dissent Payment that is on account of interest.

Holders Resident in Canada

The general tax consequences to a Canadian Holder who validly exercises Dissent Rights of realizing a capital gain or sustaining a capital loss are described above under the heading, “Holders Resident in Canada – Taxation of Capital Gains and Capital Losses”.

Any interest awarded to a Canadian Holder who validly exercises Dissent Rights will be included in such Holder's income for the purposes of and in accordance with the Tax Act.

Holders Not Resident in Canada

A Non-Canadian Holder who validly exercises Dissent Rights will not be subject to tax under the Tax Act on any capital gain realized on the cancellation of such Holder’s Existing SVS unless the Existing SVS are “taxable Canadian property” to the Non-Canadian Holder at the effective time of the disposition and the Existing SVS are not “treaty-protected property”, each within the meaning of the Tax Act. Non-Canadian Holders who intend to exercise Dissent Rights in respect of shares that constitute taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances including regarding any resulting Canadian tax reporting requirements.

A Non-Canadian Holder will not be subject to any Canadian withholding tax on any interest awarded to in respect of the exercise of Dissent Rights.

Additional income tax considerations may be relevant to Holders who fail to perfect or withdraw their claims pursuant to the Dissent Rights. Dissenting Shareholders should consult their own tax advisors with respect to the tax consequences to them of exercising Dissent Rights.

Eligibility for Investment

The Fixed Shares, Floating Shares, Canopy Growth Shares and Mergeco Fixed Shares, if issued on the date hereof, would be qualified investments under the Tax Act and the regulations thereunder for trusts governed by registered retirement savings plans, registered retirement income funds, registered education savings plans, registered disability savings plans, tax-free savings accounts (collectively, “Registered Plans”) and deferred profit sharing plans (“DPSPs”) (all as defined in the Tax Act), provided that the Fixed Shares, Floating Shares, Canopy Growth Shares and Mergeco Fixed Shares, as applicable, are listed on a “designated stock exchange” as defined in the Tax Act (which includes the TSX and the CSE) or the Company, Canopy Growth or Mergeco, as applicable, is otherwise a “public corporation”, as defined in the Tax Act.

Notwithstanding the foregoing, if the Fixed Shares, Floating Shares, Canopy Growth Shares or Mergeco Shares are a “prohibited investment” within the meaning of the Tax Act for the Registered Plan, the annuitant, holder or subscriber, as the case may be (the “Controlling Individual”), of the Registered Plan, will be subject to a penalty tax under the Tax Act. The Fixed Shares, Floating Shares, Canopy Growth Shares and Mergeco Shares generally will not be a prohibited investment for a Registered Plan provided the Controlling Individual of the Registered Plan: (i) deals at arm’s length with the Company, Canopy Growth and Mergeco, as applicable, for purposes of the Tax Act; and (ii) does not have a “significant interest” (as defined in the Tax Act for purposes of the prohibited investment rules) in the Company, Canopy Growth or Mergeco, as applicable. In addition, Fixed Shares, Floating Shares, Canopy Growth Shares and Mergeco Shares will not be a prohibited investment if such shares are “excluded property” (as defined in the Tax Act for purposes of the prohibited investment rules) for the Registered Plan.

Persons who intend to hold or may hold Fixed Shares, Floating Shares, Canopy Growth Shares of Mergeco Fixed Shares in a Registered Plan or DPSP should consult their own tax advisors in regard to the application of these rules in their particular circumstances.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax consequences to U.S. Holders and to Non-U.S. Holders (each as defined below) with respect to the Amended Arrangement, including (i) the tax consequences associated with the Option Premium, (ii) the receipt of a portion of the Aggregate Amendment Option Payment, (iii) the Capital Reorganization, (iv) the exchange of Fixed Shares and/or Floating Shares for Canopy Growth Shares pursuant to the Acquisition, and (v) the ownership and disposition of Canopy Growth Shares. This summary is based on the facts set out in the Circular, the assumptions set forth herein and upon the Code, its legislative history, final, temporary and proposed treasury regulations (“Treasury Regulations”), rulings of the United States Internal Revenue Service (“IRS”), judicial decisions and the income tax treaty between the U.S. and Canada (“U.S. Treaty”) in existence on the date hereof.

These Laws, including legislative and administrative interpretations thereof, are subject to change, possibly on a retroactive basis. Any such change could adversely affect the U.S. federal income tax consequences described below, especially given that the Acquisition may not occur for up ten years after the Amendment Time. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. An advance tax ruling from the IRS has not been sought or obtained regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of Acreage or (after the Acquisition) Canopy Growth Shares that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the Laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States Persons as described in Section 7701(a)(30) of the Code (“United States Persons”), or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States Person.

For purposes of this summary, a “Non-U.S. Holder” is a beneficial owner of shares of Acreage or (after the Acquisition) Canopy Growth Shares that is not a U.S. Holder and that is not an entity that is classified for U.S. federal income tax purposes as a partnership or as an entity disregarded from its owner. If an entity classified for U.S. federal income tax purposes as a partnership or as an entity disregarded from its owner owns shares of Acreage, the tax treatment of a partner or other owner of the entity will depend on the status of such partner or other owner and the activities of the entity. The tax treatment of such an entity, and the tax treatment of any partner or other owner of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership or as an entity disregarded from its owner and that owns shares of Acreage, and any partners or other owners of such an entity, are encouraged to consult their tax advisors to determine the particular U.S. federal income tax consequences to them of the Amended Arrangement.

This summary is for general information purposes only and does not purport to be an exhaustive summary or listing of all potential U.S. federal income tax considerations that may apply as a result of the Amended Arrangement or the ownership or disposition of Canopy Growth Shares. This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders and Non-U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax Law (including but not limited to, tax-exempt organizations, insurance companies, banks and other financial institutions, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, Persons who hold shares of Acreage as part of a straddle, hedging, constructive sale, conversion, or other integrated or risk reduction transactions, Persons who acquired shares of Acreage as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan, U.S. Holders whose functional currency is not the U.S. dollar, controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax). Furthermore, this summary does not discuss any alternative minimum tax consequences, and does not address any aspects of U.S. state or local taxation or non-U.S. tax Law. This summary only applies to those beneficial owners that hold Existing Shares, or (after the Acquisition) Canopy Growth Shares, as “capital assets” within the meaning of Section 1221 of the Code.

This summary is not intended to be, nor should it be construed to be, legal or tax advice to any particular Shareholder. No representations are made with respect to the income tax consequences to any particular Shareholder. Shareholders should consult their own tax advisors for advice with respect to the income tax consequences of the Amended Arrangement, including the Option Premium, their share of the Aggregate Amendment Option Payment, the Capital Reorganization and the Acquisition, as well as the acquisition, holding and disposition of Canopy Growth Shares in their particular circumstances.

This summary does not address the tax consequences of, or apply to, a U.S. citizen who is also a Canadian resident for purposes of the Tax Act who elects to participate in the share exchange under the Amended Plan of Arrangement prior to the Merger. Special tax rules under the Code and the U.S. Treaty may apply to U.S. citizens who are Canadian residents with respect to the Amended Arrangement, the Merger, and the subsequent ownership and disposition of Canopy Growth Shares. Shareholders who are U.S. citizens and Canadian residents should consult their own tax advisors for the tax consequences of their specific circumstances.

The Company has taken the position, pursuant to Section 7874 of the Code, that it is treated as a U.S. domestic corporation for U.S. federal income tax purposes, notwithstanding that the Company is formed and organized under the laws of British Columbia, Canada. See “Risk Factors – Treatment of Acreage for U.S. and Canadian Tax Purposes”.

This summary does not address tax considerations for holders of Acreage Options arising from the Amended Plan of Arrangement and does not address tax considerations relevant to Shareholders who previously acquired shares of Acreage upon the exercise or settlement of Acreage Options or under any other employment benefit plan. Any such Shareholders should consult their own tax advisors to determine the particular U.S. federal income tax consequences to them of the Amended Arrangement.

BENEFICIAL OWNERS OF SHARES OF ACREAGE ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED ARRANGEMENT BASED ON THEIR PARTICULAR CIRCUMSTANCES.

Certain U.S. Federal Income Tax Consequences of the Amended Arrangement

Option Premium

Pursuant to the Existing Arrangement, Canopy Growth paid the Option Premium to shareholders of Existing Shares, High Street Holders and USCo2 Holders as consideration for the grant of the Existing Canopy Option. It was intended, for U.S. federal income tax purposes, that the payment of the Option Premium would be treated as a part of a continuing, open transaction that generally did not result in immediate recognition of income to the shareholders because the grant of an option for consideration generally does not constitute a realization event for U.S. federal income tax purposes. Accordingly, it was intended that the Option Premium would not have been includable in income until the earlier of (i) the sale or disposition of such shareholder’s Existing Shares to a Person other than Canopy Growth, (ii) the disposition of such shareholder’s Existing Shares in the Acquisition under the Existing Arrangement, or (iii) the lapse or termination of the Canopy Call Option.

However, given the amendments to the Existing Arrangement pursuant to the Amended Arrangement, which include the reduction in the Exchange Ratio, the extension of the term of the Existing Call Option (now referred to as the Canopy Call Option, which excludes Floating Shares), and the creation of the Floating Call Option, Acreage now expects that U.S. Holders who received a portion of the Option Premium will be required to report (to the extent not previously included in income) the Option Premium as short term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective. Non-U.S. Holders generally should only be subject to U.S. federal income tax to the extent described below with respect to gain recognized in connection with the Acquisition.) No ruling has been or is expected to be sought from the IRS as to the U.S. federal income tax consequences with respect to the payment or receipt of the Option Premium or the Amended Plan of Arrangement.

For purposes of this summary of “Certain U.S. Federal Income Tax Consequences of the Amended Arrangement”, the description of the United States federal income tax consequences of the Acquisition that follows is based on the assumption that U.S. Holders who received a portion of the Option Premium will be required to report such Option Premium (to the extent not previously included in income) as short term capital gain in the taxable year in which the Amended Plan of Arrangement becomes effective, and that the Aggregate Amendment Option Payment will be treated as ordinary income upon receipt.

Aggregate Amendment Option Payment

The U.S. federal income tax treatment of the Aggregate Amendment Option Payment is unclear. The Aggregate Amendment Option Payment will be paid to the Shareholders, High Street Holders and USCo2 Holders in connection with the reduction of the Exchange Ratio and the modification of the terms of the Existing Canopy Option through the issuance of the Canopy Call Option and Floating Call Option under the Amended Plan of Arrangement. For U.S. federal income tax purposes, this payment may be treated as ordinary income, short-term capital gain, option premium that is part of an open transaction and not immediately includible in income, or other consideration paid in connection with modifying the Existing Arrangement. Acreage expects that the Aggregate Amendment Option Payment would generally be treated as ordinary income. However, due to the absence of guidance bearing directly on the U.S. federal income tax consequences of the receipt of the Aggregate Amendment Option Payment, this expectation is not free from doubt. The Shareholders should consult their own tax advisors in regard to the tax consequences to them of the receipt of their share of the Aggregate Amendment Option Payment

Non-U.S. Holders will generally be limited in their recognition of gain or income upon receipt of their share of the Aggregate Amendment Option Payment and should consult with their own tax advisors to determine the extent that such income or gain is recognized. The remainder of the U.S. federal income tax discussion assumes the Aggregate Amendment Option Payment will be treated as ordinary income paid in a closed and completed transaction.

In the event a Shareholder takes the position that the Aggregate Amendment Option Payment is not currently taxable, such position will impact the results and conclusions of the foregoing discussion in this summary regarding the taxability to any Shareholder of receipt of consideration in connection with the Acquisition (and the related computation of any gain or loss to such Shareholder). Accordingly, Shareholders taking such position should consult with their own tax advisors with respect to the taxability of, and computation of gain in connection with, the Acquisition, as a result of the receipt of the Aggregate Amendment Option Payment.

Capital Reorganization

The Company will undertake the Capital Reorganization whereby each outstanding SVS will be exchanged with Acreage for 0.7 of a Fixed Share and 0.3 of a Floating Share. Additionally, each outstanding PVS will be exchanged with Acreage for 28 Fixed Shares and 12 Floating Shares, and each outstanding MVS will be exchanged with the Acreage for 0.7 of a Fixed Multiple Share and 0.3 of a Floating Share. For U.S. federal income tax purposes, Acreage and Canopy Growth intend that the Capital Reorganization will be treated as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code.

Assuming the Capital Reorganization qualifies as a recapitalization, the Shareholders will generally not recognize gain or loss in the exchange of Existing Shares for Fixed Shares (or Fixed Multiple Shares) and Floating Shares.

Further, the aggregate tax basis of the Shares received by a Shareholder in the Capital Reorganization will generally be the same as the tax basis of the Existing Shares surrendered in exchange therefor. A Shareholder must allocate its tax basis in its Existing Shares between the Shareholder’s Shares (or Fixed Multiple Shares) and Floating Shares that the Shareholder receives in proportion to their relative fair market values determined on the date of the Capital Reorganization. The holding period of the Fixed Shares (or Fixed Multiple Shares) and Floating Shares received will include such Shareholder’s holding period in the Existing Shares with respect to which the Fixed Shares (or Fixed Multiple Shares) and Floating Shares were exchanged.

In general, the U.S. federal income tax treatment of a Shareholder’s ownership of the Shares after the Capital Reorganization should not change from the treatment of the ownership of Existing Shares held prior to the Capital Reorganization, including but not limited to the recognition of gain or loss on a disposition of the Shares and income upon the payment of a dividend with respect to the Shares. Non-U.S. Holders may be subject to withholding on dividends paid to them, because Acreage is treated as inverted under Section 7874 of the Code and therefore, treated as a U.S. corporation for U.S. federal income tax purposes. Shareholders (both U.S. Holders and Non-U.S. Holders) should consult with their own tax advisors for the specific treatment of ownership of, dividend payments with respect to and disposition of the Shares.

Tax Treatment of the Acquisition/Floating Call Option Not Exercised

If the Canopy Call Option is exercised (or deemed exercised) but the Floating Call Option is not exercised, the Acquisition will generally be consummated in three steps pursuant to the Amended Plan of Arrangement. First, each Fixed Multiple Share outstanding immediately prior to the Acquisition Time will be exchanged with the Acreage for a Fixed Share. Second, Acreage Non-U.S. Shareholders (other than those Acreage Non-U.S. Holders that validly exercise Dissent Rights) will directly exchange their Fixed Shares for Canopy Growth Shares (or, in the event a Canopy Growth Change of Control has occurred prior to the Acquisition Time, the Alternate Consideration). Third, Canopy Growth Subco will merge with and into Acreage with the same effect as if they had amalgamated under Section 269 of the BCBCA, with Acreage surviving and Canopy Growth owning all of the Fixed Shares. As a result of the Merger, Acreage U.S. Shareholders (other than those Acreage U.S. Shareholders that validly exercise Dissent Rights) will exchange their Fixed Shares for Canopy Growth Shares (or, in the event a Canopy Growth Change of Control has occurred prior to the Acquisition Time, the Alternate Consideration). The separate legal existence of the Canopy Growth Subco will cease but the legal existence of Acreage will continue.

U.S. Holders

If the Floating Call Option is not exercised, the Acquisition will not qualify as a reorganization for U.S. federal income tax purposes under Code Sections 368(a)(1)(A) and 368(a)(2)(E) because a requirement of this type of reorganization is that Canopy Growth acquire an amount of Shares in connection with the Acquisition which represents “control” (as defined in Section 368(c) of the Code) of Acreage in exchange solely for Canopy Growth Shares. If the Floating Shares are not acquired by Canopy Growth, Canopy Growth will not acquire “control” of Acreage for this purpose. Therefore, it will be a fully taxable transaction in which a U.S. Holder that receives Canopy Growth Shares in exchange for Fixed Shares in the Merger generally will recognize capital gain or loss equal to the difference between the fair market value of the Canopy Growth Shares received and the U.S. Holder’s adjusted tax basis in the Fixed Shares exchanged therefor. The gain or loss would be determined separately for each block of Fixed Shares (i.e., Fixed Shares acquired at the same cost in a single transaction). Capital gains recognized by an individual upon the disposition of Fixed Shares that have been held for more than one year are generally eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations.

Non-U.S. Holders

Even if the Acquisition is treated as a taxable transaction for U.S. federal income tax purposes, any Non-U.S. Holder who recognizes gain as a result of the Acquisition generally should not be subject to U.S. federal income tax in respect of such gain unless (i) the gain is “effectively connected” with the Non-U.S. Holder’s conduct of a trade or business in the United States, and the gain is attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States if that is required by an applicable income tax treaty as a condition for subjecting the Non-U.S. Holder to U.S. taxation on a net income basis, or (ii) the Non-U.S. Holder is an individual, present in the United States for 183 or more days in the taxable year of the sale and certain other conditions exist.

In the case of a Non-U.S. Holder that is described in clause (i) above, any recognized gain should be subject to U.S. federal income tax at regular graduated rates, and if the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes, it may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. Such effectively connected income should not be subject to U.S. federal income tax withholding, however, if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the Person that otherwise would be required to withhold U.S. tax.

A Non-U.S. Holder that is described in clause (ii) above should be subject to a flat 30% tax on the recognized gain, which may be offset by U.S.-source capital losses (even if the Non-U.S. Holder is not considered a resident of the United States). .

Tax Treatment of the Acquisition/Floating Call Option Exercised

If both the Canopy Call Option is exercised (or deemed exercised) and the Floating Call Option is exercised in connection with the Acquisition, the Acquisition will generally be consummated in four steps pursuant to the Amended Plan of Arrangement. First, each Fixed Multiple Share outstanding immediately prior to the Acquisition Time will be exchanged with Acreage for a Fixed Share. Second, Acreage Non-U.S. Shareholders (other than those Acreage Non-U.S. Shareholders that validly exercise Dissent Rights) will directly exchange their Fixed Shares for Canopy Growth Shares (or, in the event a Canopy Growth Change of Control has occurred prior to the Acquisition Date, the Alternate Consideration). Third, each Floating Share held by a Shareholder will be directly exchanged for the Floating Consideration (or, in the event a Canopy Growth Change of Control has occurred prior to the Acquisition Date, the Floating Per Share Consideration). Fourth, Canopy Growth Subco will merge with and into Acreage with the same effect as if they had amalgamated under Section 269 of the BCBCA, with Acreage surviving the Merger as a wholly-owned Subsidiary of Canopy Growth. As a result of the Merger, Acreage U.S. Shareholders (other than those Acreage U.S. Shareholders that validly exercise Dissent Rights) will exchange their Fixed Shares for Canopy Growth Shares (or, in the event a Canopy Growth Change of Control has occurred prior to the Acquisition Date, the Alternate Consideration). The separate legal existence of Canopy Growth Subco will cease but the legal existence of Acreage will continue.

The U.S. federal income tax treatment of the Acquisition if the Floating Shares are acquired by Canopy Growth will be based on a number of factors that will not be determinable until the Acquisition Date, such as whether the Floating Consideration is paid in Floating Share Consideration, Floating Cash Consideration or a combination thereof, and the value of the Canopy Growth Shares received in the Acquisition. Neither Acreage nor Canopy Growth have sought, nor expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein.

In order for a reorganization to take place, the second, third, and fourth steps described in this Section “Tax Treatment of the Acquisition/Floating Call Option Exercised” must be treated as a single integrated transaction for U.S. federal income tax purposes. Additionally, the Section 367 Requirements must be satisfied. There is no assurance that the IRS or a court will agree that these requirements are satisfied. If a reorganization occurs, the expected type of “reorganization” would be one described within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code. As noted above a requirement for this type of reorganization is that Canopy Growth acquire an amount of Shares in the Acquisition which represents “control” (as defined in Section 368(c) the Code) of Acreage in exchange solely for Canopy Growth Shares. If certain requirements are satisfied, a portion of the Canopy Growth Shares to be paid as consideration in the Acquisition may be valued on the last business day before the Amendment Time, rather than the Acquisition Date. However, there can be no assurance that the applicable Law will remain the same during the pendency of the Amended Plan of Arrangement. Moreover, the amount of cash paid to dissenters, combined with the Option Premium, Aggregate Amendment Option Payment and Floating Cash Consideration, if any, could cause the failure of Canopy Growth to acquire “control” of Acreage in exchange solely for Canopy Growth Shares, resulting in the Acquisition failing to qualify as a reorganization under Section 368(a) of the Code and being treated as a taxable transaction for U.S. federal income tax purposes. No ruling has been or is expected to be sought from the IRS as to the U.S. federal income tax consequences of the Amended Plan of Arrangement. Additionally, there are no judicial decisions, IRS rulings or other authorities that address the U.S. federal income tax treatment of transactions identical to the Amended Plan of Arrangement. The Amended Plan of Arrangement will be effected pursuant to applicable provisions of Canadian corporate Law that are not identical to analogous provisions of the corporate Laws of any State of the United States. There is no assurance that a court would not sustain any challenge by the IRS. Moreover, the applicable Laws, facts and circumstances and terms set out in the Amended Plan of Arrangement may change before the Acquisition is completed which could adversely affect the consequences described herein, especially given that the Acquisition may not occur for up to ten years after the Amendment Time.

Even if the Acquisition qualifies as a reorganization, there is a risk that the Acquisition could fail to meet the Section 367 Requirements. Accordingly, the Acquisition could then be a fully taxable transaction, notwithstanding that it was a reorganization under the Code.

In addition, the Existing Arrangement and Amended Arrangement provide that Canopy Growth is permitted to alter the anticipated transaction structure under certain circumstances and/or that the consideration to be paid for the Shares could be modified if, for instance, Canopy Growth were acquired in a Canopy Growth Change of Control transaction during the pendency of the Canopy Call Option. Any such alternative transaction or alternative consideration could cause the Acquisition to fail to qualify as a reorganization under Section 368(a) of the Code.

U.S. Holders

If the Floating Shares are acquired by Canopy Growth and the Acquisition does not qualify as a reorganization under Section 368(a) of the Code, a U.S. Holder that receives Canopy Growth Shares in exchange for Shares generally would recognize a capital gain or loss equal to the difference between the fair market value of the Canopy Growth Shares received and the U.S. Holder’s adjusted tax basis in the Shares exchanged therefor. The gain or loss would generally be determined separately for each block of Shares (i.e., Shares acquired at the same cost in a single transaction). Capital gains recognized by an individual upon the disposition of Shares that have been held for more than one year are generally eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations.

If the Acquisition qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, and meets the Section 367 Requirements, the expected general U.S. federal income tax consequences of the Acquisition to U.S. Holders that own shares of Acreage are as follows:

•	A U.S. Holder that receives solely Canopy Growth Shares in connection with the Acquisition in exchange for its Shares should not recognize a gain or loss on the exchange.

•	The adjusted tax basis of Canopy Growth Shares received in connection with the Acquisition by a U.S. Holder should equal the aggregate adjusted tax basis such U.S. Holder had in the Shares surrendered in exchange for such Canopy Growth Shares pursuant to the Amended Plan of Arrangement.

•	The holding period of the Canopy Growth Shares received in connection with the Acquisition by a U.S. Holder should include the holding period of the Shares surrendered in exchange for the Canopy Growth Shares.

Where different blocks of Shares were acquired at different times or at different prices, the adjusted tax bases and holding periods of Canopy Growth Shares received in connection with the Merger may be determined with reference to each block of Shares.

Non-U.S. Holders

As noted above, even if the Acquisition is treated as a taxable transaction for U.S. federal income tax purposes, any gain recognized by a Non-U.S. Holder upon the exchange of Shares for Canopy Growth Shares received by such Non-U.S. Holder will only be subject to U.S. federal income tax to the extent described above with respect to Non-U.S. Holders generally for gain recognized in connection with the Acquisition where the Floating Call Option is not exercised.

If you are a Non-U.S. Holder who participates in the Amended Plan of Arrangement and the Acquisition qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, and meets the Section 367 Requirements, generally there will be no gain or loss recognized for U.S. federal income tax purposes to you in respect of the Canopy Growth Shares received in the Acquisition.

Acreage has represented that it is not, and has not been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(i)(A)(ii) of the Code. Acreage intends to provide, in connection with the Acquisition, a certificate stating that Acreage is not a U.S. real property holding corporation. If for any reason Acreage does not or cannot provide such a certificate and Acreage were treated as a U.S. real property holding corporation, then, notwithstanding the foregoing paragraphs, if a Non-U.S. Holder has held more than 5% of any class of Shares at any time during the five-year period ending on the date of the closing of the Acquisition, it is possible that the Non-U.S. Holder could be treated as realizing taxable gain or loss on the exchange of Shares for Canopy Growth Shares, in an amount equal to the difference between the value of the Canopy Growth Shares and the Non-U.S. Holder’s aggregate tax basis in its Shares surrendered.

Fractional Shares

No fractional shares are to be issued to a Shareholder by Canopy Growth under the terms of the Amended Plan of Arrangement. Instead, where the aggregate number of Canopy Growth Shares to be issued to a Shareholder would otherwise result in a fraction of a Canopy Growth Share being issuable, then the aggregate number of Canopy Growth Shares to be issued to such Shareholder shall be rounded down to the closest whole number and no compensation shall be payable to such Shareholder in lieu of any such fractional Canopy Growth Share.

Payments Related to Dissent Rights

U.S. Holders

For U.S. federal income tax purposes, U.S. Holders that receive a payment for their Existing Shares pursuant to the exercise of Dissent Rights will generally recognize capital gain or loss in an amount equal to the difference between the amount realized by the U.S. Holder (other than any portion of the payment that represents interest) and the U.S. Holder’s adjusted tax basis in its Existing Shares. The gain or loss is determined separately for each block of Existing Shares (i.e., Existing Shares acquired at the same cost in a single transaction). Capital gains recognized by an individual upon the disposition of Existing Shares that have been held for more than one year are generally eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations.

Non-U.S. Holders

For U.S. federal income tax purposes, Non-U.S. Holders that receive a payment for their Existing Shares pursuant to the exercise of Dissent Rights will generally recognize capital gain or loss in an amount equal to the difference between the amount realized by the Non-U.S. Holder (other than any portion of the payment that represents interest) and the Non-U.S. Holder’s adjusted tax basis in its Existing Shares. Gain or loss is determined separately for each block of Existing Shares (i.e., Existing Shares acquired at the same cost in a single transaction). Any gain that is recognized on a disposition of Existing Shares pursuant to the exercise of Dissent Rights by a Non-U.S. Holder will only be subject to U.S. federal income tax to the extent described above with respect to Non-U.S. Holders generally for gain recognized in connection with the Acquisition.

Interest Payment Related to Dissent Rights

A U.S. Holder or Non-U.S. Holder of Existing Shares that receives payment pursuant to the exercise of Dissent Rights may also receive an amount of interest income. See “Dissenting Shareholders’ Rights.” Any such interest income that is received by a U.S. Holder will be subject to U.S. federal income tax at ordinary income rates. Any such interest income that is received by a Non-U.S. Holder should not be subject to U.S. federal income tax unless the interest income is effectively connected with the conduct of a trade or business (and, if a United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder, in which event the interest income will be subject to U.S. federal income tax at regular graduated rates. If the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes, such income may also be subject to a U.S. branch profits tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on effectively connected earnings and profits, subject to certain adjustments. Such effectively connected income will not be subject to U.S. federal income tax withholding; however, if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the Person that otherwise would be required to withhold U.S. tax. Interest income that is not effectively connected with the conduct of a United States trade or business will be subject to U.S. federal income tax withholding unless the Non-U.S. Holder furnishes a properly completed IRS Form W-8BEN or W-8BEN-E, as applicable, or otherwise properly establishes an exemption.

Backup Withholding and Information Reporting

In general, information reporting requirements will apply with respect to payments to a U.S. Holder pursuant to the exercise of Dissent Rights. In addition, other payments of cash made to a U.S. Holder and exchanges of shares by a U.S. Holder for which capital gain or loss or other income may be recognized in connection with the Amended Plan of Arrangement may be subject to information reporting and, in the case of payments of cash, “backup withholding” unless the U.S. Holder: (i) provides a correct taxpayer identification number and any other required information to the exchange agent, or (ii) is a corporation or comes within certain exempt categories and otherwise complies with applicable requirements of the backup withholding rules. Backup withholding does not constitute an additional tax, but merely an advance payment of tax. Any amounts withheld from a U.S. Holder under the backup withholding provisions may be credited against the U.S. federal income tax liability, if any, of the U.S. Holder, and may entitle the U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

A Non-U.S. Holder who provides an appropriate certification (such as an IRS Form W-8BEN or W-8BEN-E) to the applicable withholding agent attesting to its status as a non-U.S. Person and otherwise qualifies for exemption is not subject to the backup withholding and information reporting requirements.

U.S. Federal Income Tax Consequences Relating to Ownership and Disposition of Canopy Growth Shares by U.S. Holders

Passive Foreign Investment Company

Canopy Growth is not expected to be, for U.S. federal income tax purposes, a passive foreign investment company (“PFIC”), and it is expected that Canopy Growth will operate in such a manner so as not to become a PFIC, but this conclusion is a factual determination that is made annually and, thus, may be subject to change. If Canopy Growth is or becomes a PFIC, you could be subject to additional U.S. federal income taxes on gains recognized with respect to Canopy Growth Shares and on certain distributions, plus an interest charge on certain taxes treated as having been deferred under the PFIC rules. The remainder of this discussion assumes that Canopy Growth will not be treated as a PFIC for U.S. federal income tax purposes.

Distributions

Any distribution paid to a U.S. Holder on a Canopy Growth Share will be treated for U.S. federal income tax purposes as a dividend generally subject to long term capital gain rates to the extent of the current or accumulated earnings and profits of Canopy Growth that are attributable to that share of common stock. To the extent that the amount of any distribution paid to a U.S. Holder on a Canopy Growth Share exceeds the current and accumulated earnings and profits of Canopy Growth attributable to that share of common stock, the distribution will be treated first, as a non-taxable return of capital (and will be applied against and reduce the U.S. Holder’s adjusted tax basis, but not below zero, in that share of stock) and second, as a capital gain. Any reduction in the adjusted tax basis of a share of common stock will increase any gain, or reduce any loss, recognized by the U.S. Holder upon the subsequent sale, redemption, or other taxable disposition of such share of common stock. For purposes of the remainder of this discussion, it is assumed that any distribution paid on the Canopy Growth Shares owned by a U.S. Holder will constitute a dividend for U.S. federal income tax purposes.

In the case of a U.S. Holder that is a corporation, a dividend received by such a U.S. Holder on a Canopy Growth Share may be eligible for a dividend-received deduction with respect to U.S. source portion of such dividends. The Code provides a dividends-received deduction for a dividend received from a specified 10-percent owned foreign corporation by a U.S. corporation with respect to the foreign-source portion of such dividend. However, these dividend-received deductions are generally disallowed in their entirety if the share of common stock with respect to which the dividend is paid is owned by the U.S. Holder for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which the share of common stock becomes ex-dividend with respect to such dividend.

A U.S. Holder that is a corporation should consider the effect of Section 246A of the Code, which reduces the dividend- received deduction allowed with respect to “debt-financed portfolio stock”. Furthermore, a U.S. Holder that is a corporation may be required to reduce its basis in Canopy Growth Shares as a result of the receipt of certain “extraordinary dividends”. In the case of a U.S. Holder that is an individual, a dividend received by such a U.S. Holder on a Canopy Growth Share generally will constitute “qualified dividend income” and will be subject to a reduced maximum U.S. federal income tax rate under current Law. This rate reduction will not apply to dividends received to the extent that the U.S. Holder elects to treat the dividends as “investment income” for purposes of calculating the U.S. Holder’s limitation on the deduction of “investment interest” expense. Furthermore, this rate reduction will also not apply to dividends that are paid to a U.S. Holder with respect to a Canopy Growth Share that is owned by the U.S. Holder for less than 61 days during the 121-day period beginning on the date which is 60 days before the date on which the share of common stock becomes ex-dividend with respect to such dividend.

In general, for purposes of meeting the holding period requirements for both the dividend-received deduction and the “qualified dividend income” definition, the U.S. Holder may not count towards its holding period any period in which the U.S. Holder (i) has the option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of Canopy Growth Shares, or substantially identical stock or securities, (ii) is a grantor of an option to buy Canopy Growth Shares, as the case may be, or substantially identical stock or securities, or (iii) otherwise has diminished its risk of loss by holding one or more other positions with respect to substantially similar or related property. Treasury Regulations provide that a taxpayer has diminished its risk of loss on stock by holding a position in substantially similar or related property if the taxpayer is the beneficiary of a guarantee, surety agreement, or similar arrangement that provides for payments that will substantially offset decreases in the fair market value of the stock. In addition, the Code disallows the dividend-received deduction as well as the benefit of the reduced maximum tax rate on “qualified dividend income” if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met.

Subject to certain limitations, any Canadian tax withheld in accordance with the U.S. Treaty and paid over to Canada will be creditable or deductible against your United States federal income tax liability. Special rules apply in determining the foreign tax credit limitation with respect to dividends that are subject to the preferential tax rates. To the extent a refund of the tax withheld is available to you under Canadian Law or under the U.S. Treaty, the amount of tax withheld that is refundable will not be eligible for credit against your U.S. federal income tax liability. The dividend rules are complex, and each U.S. Holder is urged to consult its own tax advisor regarding the application of such rules.

Dispositions

In the case of a sale, redemption, or other taxable disposition of a Canopy Growth Share, a U.S. Holder should generally recognize capital gain or loss equal to the difference, if any, between the amount received and the U.S. Holder’s adjusted tax basis in such Canopy Growth Share. A capital gain recognized by an individual upon a disposition of a Canopy Growth Share that is held for more than one year is generally eligible for reduced rates of U.S. federal income taxation. The deductibility of a capital loss recognized upon a disposition of a Canopy Growth Share is subject to limitations.

Tax on Net Investment Income

A 3.8% tax may be imposed on the “net investment income” of certain U.S. Holders that are individuals and on the undistributed “net investment income” of certain U.S. Holders that are estates and trusts. Among other items, “net investment income” generally includes dividends and certain net gains from the disposition of property (such as Canopy Growth Shares), less certain deductions.

Backup Withholding and Information Reporting

In general, information reporting requirements may apply with respect to payments of dividends on Canopy Growth Shares to a U.S. Holder, and with respect to payments to a U.S. Holder of any proceeds from a disposition of Canopy Growth Shares. If you are a non-corporate U.S. Holder, information reporting requirements, on IRS Form 1099, may apply to: (i) dividend payments or other taxable distributions made to you within the United States, and (ii) the payment of proceeds to you from the sale of Canopy Growth Shares effected at a U.S. office of a broker.

In addition, a U.S. Holder may be subject to a backup withholding tax on payments with respect to a Canopy Growth Share if the U.S. Holder fails to supply its correct taxpayer identification number in the manner required by applicable Law, fails to certify that it is not subject to the backup withholding tax, or otherwise fails to comply with applicable backup withholding tax rules.

Any amounts withheld from a U.S. Holder under the backup withholding provisions may be credited against the U.S. federal income tax liability, if any, of the U.S. Holder, and may entitle the U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences Relating to Ownership and Disposition of Canopy Growth Shares by Non- U.S. Holders

Distributions

If you are a Non-U.S. Holder, dividends paid to you in respect of Canopy Growth Shares will not be subject to U.S. federal income tax unless the dividends are “effectively connected” with your conduct of a trade or business within the United States, and the dividends are attributable to a permanent establishment that you maintain in the United States if that is required by an applicable income tax treaty as a condition for subjecting you to U.S. taxation on a net income basis. In such cases you generally will be taxed in the same manner as a U.S. holder. If you are a corporate Non-U.S. Holder, “effectively connected” dividends may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or at a lower rate if you are eligible for the benefits of an income tax treaty that provides for a lower rate.

Dispositions

If you are a Non-U.S. Holder, you will not be subject to U.S. federal income tax on gain recognized on the sale or other disposition of your Canopy Growth Shares unless (i) the gain is “effectively connected” with your conduct of a trade or business in the United States, and the gain is attributable to a permanent establishment that you maintain in the United States if that is required by an applicable income tax treaty as a condition for subjecting you to U.S. taxation on a net income basis, or (ii) you are an individual, you are present in the United States for 183 or more days in the taxable year of the sale and certain other conditions exist. If you are a corporate Non-U.S. Holder, “effectively connected” gains that you recognize may also, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or at a lower rate if you are eligible for the benefits of an income tax treaty that provides for a lower rate

Backup Withholding and Information Reporting

If you are a Non-U.S. Holder, you are generally exempt from backup withholding and information reporting requirements with respect to dividend payments made to you outside the United States by a non-U.S. payor. Any payments of dividends on Canopy Growth Shares to a Non-U.S. Holder generally will not be subject to backup withholding and additional information reporting.

The payment to a Non-U.S. Holder of the proceeds of a disposition of Canopy Growth Shares by or through the U.S. office of a broker generally will not be subject to information reporting or backup withholding if the Non-U.S. Holder either certifies, under penalties of perjury, on a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W- 8ECI (or a suitable successor form) that it is not a United States Person and certain other conditions are met, or the Non-U.S. Holder otherwise establishes an exemption. Information reporting and backup withholding generally will not apply to the payment of the proceeds of a disposition of a Canopy Growth Share by or through the foreign office of a foreign broker (as defined in applicable Treasury Regulations). Information reporting requirements (but not backup withholding) will apply, however, to a payment of the proceeds of the disposition of a Canopy Growth Share by or through a foreign office of a U.S. broker or of a foreign broker with certain relationships to the United States, unless the broker has documentary evidence in its records that the holder is not a United States Person and certain other conditions are met, or the holder otherwise establishes an exemption.

Any amounts withheld from a Non-U.S. Holder under the backup (or other) withholding provisions may be credited against the U.S. federal income tax liability, if any, of the Non-U.S. Holder, and may entitle the Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

The Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on dividend payments made by a United States Person to a foreign financial institution or non-financial foreign entity (including, in some cases, when a foreign financial institution or non-financial foreign entity is acting as an intermediary), and on the gross proceeds received by a foreign financial institution or non-financial foreign entity as a result of a sale or other disposition of shares of stock issued by a United States Person, unless (i) in the case of a foreign financial institution, such institution enters into (or is deemed to have entered into) an agreement with the U.S. Treasury Department to withhold on certain payments, and to collect and provide to the U.S. Treasury Department substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity provides the withholding agent with a certification identifying the direct and indirect substantial U.S. owners of the entity, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. The IRS has issued proposed regulations which have indefinitely suspended the application of FATCA on gross proceeds from the disposition of shares of stock, and accordingly, there should be no withholding on account of FACTA with respect to the receipt of consideration with respect to the disposition of Shares or Canopy Growth Shares while such proposed regulations are in effect.

This discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, it only addresses U.S. federal income tax and does not address any non-income tax or any foreign, state or local tax consequences. Shareholders should consult their own tax advisors concerning the U.S. federal income tax consequences of the Amended Arrangement, including the Option Premium, their share of the Aggregate Amendment Option Payment, the Capital Reorganization, the Acquisition, and the ownership of Canopy Growth Shares in light of their particular situation, as well as any consequences arising under the Laws of any other taxing jurisdiction.

INFORMATION CONCERNING ACREAGE

Overview

Headquartered in New York City, Acreage is a vertically integrated, multi-state operator of cannabis licenses and assets in the U.S. Acreage’s operations include (i) cultivating cannabis plants, (ii) manufacturing branded consumer products, (iii) distributing cannabis flower and manufactured products, and (iv) retailing cannabis products to consumers. Acreage appeals to medical and adult recreational use (“adult-use”) customers through brand strategies intended to build trust and loyalty.

Further information relating to Acreage is contained in the Acreage Annual Report and other documents of Acreage, which are incorporated by reference into this Circular, and are available under the Company’s profile on SEDAR at www.sedar.com. See “Documents Incorporated by Reference”.

Consolidated Capitalization

From March 31, 2020, the date of the Company’s most recently filed consolidated financial statements, to the date of this Circular, there have been no material changes to the Company’s share capitalization on a consolidated basis. Changes to the Company’s loan capitalization on a consolidated basis include the completion of a private placement offering June 1, 2020, in which the Company issued US$11,000,000 in principal amount under a secured convertible debenture, with gross proceeds to the Company of US$10,000,000 before transaction fees and the entry of the Company into a short-term definitive funding agreement on June 16, 2020 with an institutional investor for a total of US$15,000,000 in gross proceeds. The short term definitive funding agreement has a maturity date of four months and bears interest at a per annum rate of 60%. It is secured by, among other items, the Company’s cannabis operations in Illinois, New Jersey and Florida, as well as the Company’s U.S. intellectual property. On June 1, 2020, the Company also entered into a standby equity distribution agreement (the “Standby Equity Distribution Agreement”) with an institutional investor (the “Investor”), under which the Company may, at its discretion, periodically sell to Investor, and pursuant to which the Investor may, at its discretion, require the Company to sell to it, up to US$50,000,000 of the Existing SVS, no par value. As of the Record Date, the company had not drawn down against the Standby Equity Distribution Agreement. It is a condition of the Investor’s obligation to purchase Existing SVS under the Standby Equity Distribution Agreement that the Company borrow an amount equal to the amount of the purchase price for the Existing SVS requested to be sold under a credit agreement with the Investor, and all conditions precedent to such borrowing under such credit agreement are satisfied prior to completion of the sale of Existing SVS under the Standby Equity Distribution Agreement.

Prior Sales

In the 12-month period prior to the date of this Circular, Acreage issued the following securities:

Date of Issuance/Grant of Security	Price Per Security/Exercise Price per Security (US$)	Number of Securities Issued/Granted	Type of Securities Issued/ Granted
7/11/2019	N/A	1,415,268	Existing SVS(3)
7/11/2019	13.72	248,627	Acreage Options
7/11/2019	13.17	177,984	Acreage RSUs
7/11/2019	N/A	16,526	Existing SVS(1)
7/12/2019	12.85	260,940	Existing SVS
7/29/2019	N/A	21,758	Existing SVS(1)
7/31/2019	12.09	1,927,842	Acreage RSUs
8/22/2019	N/A	16,632	Existing SVS(1)
9/3/2019	N/A	33,613	Existing SVS(1)
9/11/2019	N/A	20,000	Existing SVS(2)
9/18/2019	N/A	128,409	Existing SVS(1)
9/19/2019	N/A	20,000	Existing SVS(2)
9/30/2019	N/A	35,685	Existing SVS(1)
10/1/2019	7.23	763,664	Acreage Options
10/1/2019	7.23	542,520	Acreage RSUs
10/7/2019	N/A	112,182	Existing SVS(3)
10/7/2019	7.05	22,184	Existing SVS
10/8/2019	N/A	1,267	Existing SVS(1)
10/11/2019	N/A	8,825	Existing SVS(1)
10/14/2019	N/A	142,500	Existing SVS(2)
10/21/2019	N/A	5,300	Existing SVS(1)
10/23/2019	N/A	20,167	Existing SVS(1)
10/28/2019	N/A	2,353	Existing SVS(1)
10/29/2019	N/A	10,208	Existing SVS(1)
11/4/2019	5.54	25,721	Acreage RSUs
11/4/2019	N/A	9,901	Existing SVS(1)
11/8/2019	N/A	10,389	Existing SVS(1)
11/11/2019	N/A	40,322	Existing SVS(2)
11/13/2019	N/A	2,559	Existing SVS(1)
11/19/2019	N/A	358,838	Existing SVS(1)
11/20/2019	N/A	6,461	Existing SVS(2)
11/21/2019	N/A	8,121	Existing SVS(1)
12/5/2019	N/A	1,223	Existing SVS(1)
12/16/2019	N/A	93,749	Existing SVS(1)
12/18/2019	N/A	101,297	Existing SVS(1)
12/24/2019	N/A	23,908	Existing SVS(1)
1/2/2020	N/A	3,731	Existing SVS(1)
1/3/2020	5.75	190,931	Acreage Options
1/3/2020	5.75	530,846	Acreage RSUs
1/6/2020	N/A	522	Existing SVS(1)
1/8/2020	N/A	8,064	Existing SVS(2)
1/13/2020	N/A	9,077	Existing SVS(1)
1/13/2020	N/A	30,000	Existing SVS(2)

1/14/2020	N/A	468	Existing SVS(1)
1/16/2020	N/A	20,000	Existing SVS(2)
1/17/2020	N/A	1,818	Existing SVS(1)
1/20/2020	N/A	6,454	Existing SVS(1)
1/22/2020	N/A	9,403	Existing SVS(1)
1/27/2020	N/A	625	Existing SVS(1)
1/28/2020	N/A	5,953	Existing SVS(1)
1/31/2020	N/A	731	Existing SVS(1)
2/6/2020	N/A	2,742	Existing SVS(1)
2/10/2020	4.93	6,085,192	Special Warrants(4)
2/14/2020	N/A	1,459	Existing SVS(1)
2/17/2020	N/A	2,612	Existing SVS(1)
2/19/2020	N/A	10,907	Existing SVS(1)
2/20/2020	N/A	2,742	Existing SVS(1)
2/20/2020	5.18	1,504,618	Acreage RSUs
2/28/2020	N/A	209	Existing SVS(1)
3/2/2020	N/A	6,085,192	Existing SVS(5)
3/2/2020	$5.80	6,085,192	Warrants
3/3/2020	N/A	615	Existing SVS(1)
3/3/2020	N/A	208,401	Existing SVS(1)
3/6/2020	N/A	828	Existing SVS(1)
3/6/2020	N/A	10,826	Existing SVS(1)
3/10/2020	N/A	879	Existing SVS(1)
3/11/2020	N/A	55,171	Existing SVS(2)
3/13/2020	N/A	93,198	Existing SVS(1)
3/16/2020	N/A	76	Existing SVS(1)
3/18/2020	N/A	200,709	Existing SVS(1)
3/19/2020	N/A	5,322	Existing SVS(1)
3/24/2020	N/A	2,129	Existing SVS(1)
3/26/2020	N/A	2,924	Existing SVS(1)
3/27/2020	N/A	806	Existing SVS(1)
4/1/2020	2.79	1,219,087	Acreage RSUs
4/3/2020	N/A	91,020	Existing SVS(1)
4/6/2020	N/A	2,821	Existing SVS(1)
4/7/2020	N/A	317,672	Existing SVS(1)
4/8/2020	N/A	316,587	Existing SVS(1)
4/14/2020	N/A	5,013	Existing SVS(1)
4/15/2020	N/A	420	Existing SVS(1)
4/17/2020	N/A	627	Existing SVS(1)
4/22/2020	N/A	44,993	Existing SVS(1)
4/23/2020	N/A	42,309	Existing SVS(1)
5/1/2020	N/A	732	Existing SVS(1)
5/6/2020	N/A	3,227	Existing SVS(1)
5/14/2020	N/A	1,463	Existing SVS(1)
5/15/2020	N/A	1,844	Existing SVS(1)
5/18/2020	N/A	17,399	Existing SVS(1)
5/19/2020	N/A	12,100	Existing SVS(2)
5/22/2020	N/A	5,966	Existing SVS(1)
5/28/2020	N/A	209	Existing SVS(1)
5/29/2020	N/A	614	Existing SVS(1)
6/5/2020	N/A	829	Existing SVS(1)
6/8/2020	N/A	197	Existing SVS(1)
6/9/2020	N/A	879	Existing SVS(1)
6/12/2020	N/A	662	Existing SVS(1)
6/16/2020	N/A	3,154	Existing SVS(1)
6/19/2020	N/A	5,478	Existing SVS(1)
6/22/2020	N/A	259,277	Existing SVS(2)
7/2/2020	N/A	83,888	Existing SVS(1)
7/9/2020	N/A	94,449	Existing SVS(1)
7/10/2020	N/A	3,607	Existing SVS(1)
[♦]	[♦]	[♦]	[♦]

Notes:

(1) Issued upon the vesting of Acreage RSUs.

(2) Issued upon the conversion of USCo2 Shares.

(3) Issued upon the conversion of Profit Interests.

(4) On February 10, 2020, the Company issued an aggregate of 6,085,192 special warrants (the “Special Warrants”) at a price of US$4.93 per Special Warrant. Each Special Warrant consisted of a unit comprised of one Existing SVS and one Existing SVS purchase warrant with an exercise price of US$5.80 exercisable for a period of five years.

(5) Issued upon the automatic exercise of the Special Warrants.

In the 12-month period prior to the date of this Circular, High Street issued the following securities convertible or exchangeable into Existing Shares:

Date of Issuance/Grant of Security	Price Per Security/Exercise Price per Security (US$)(1)	Number of Securities Issued/Granted	Type of Securities Issued/Granted
12/27/2019	6.14	876,083	High Street Units(2)
3/13/2020	2.15	1,780,369	High Street Units (2)

(1) Reflects the price on the date of conversion.

(2) Issued upon the conversion of Profit Interests.

Prior Purchases of Securities

Acreage has not purchased any of its securities during the 12 months prior to the date of this Circular.

Price Ranges and Trading Volumes

The Existing SVS are listed on the CSE under the symbol “ACRG.U”, quoted on the OTCQX under the symbol “ACRGF” and traded on the Frankfurt Stock Exchange under the symbol “0VZ”.

The following table sets out trading information for the Existing SVS on the CSE during the 12-month period prior to the date of this Circular.

Period	Price Range (US$)[1]		Volume (#)
	High	Low
June 2019	$20.35	$16.41	2,411,299
July 2019	$16.50	$11.70	2,690,676
August 2019	$12.51	$7.25	2,602,970
September 2019	$9.24	$7.02	3,464,846
October 2019	$7.86	$5.41	3,794,287
November 2019	$6.90	$3.88	4,753,420
December 2019	$7.08	$5.02	2,412,140
January 2020	$7.08	$5.18	3,272,927
February 2020	$6.16	$3.68	2,890,540
March 2020	$4.09	$1.49	4,523,240
April 2020	$3.01	$1.56	4,009,070
May 2020	$4.07	$1.96	3,795,430
June 2020	$3.85	$2.15	2,758,910
July 1 -16 2020	$3.03	$2.17	1,384,940

Note:

(1) Source: TMX Money

The closing price of the Existing SVS on the CSE on June 24, 2020, the last trading day prior to the Announcement Date, was US$2.32. The table above provides trading details regarding trades in the Existing SVS made through the facilities of the CSE and is not indicative of any trades of the Existing SVS made through any platform or exchange other than the CSE.

It is expected that the Existing SVS will be delisted and the Fixed Shares and Floating Shares will be listed on the CSE following the Amendment Date. If, following the exercise (or deemed exercise) of the Canopy Call Option, the Acquisition is completed, all of the Fixed Shares will be owned by Canopy Growth and will be delisted from the CSE as soon as possible following the Acquisition Date. If the Floating Call Option is exercised, all of the Floating Shares will be owned by Canopy Growth and will be delisted from the CSE as soon as possible following the Acquisition Date.

Ownership of Securities

The table below outlines, as at the Record Date, the number of Existing Shares, Acreage Options, Acreage RSUs and High Street Units owned or controlled, directly or indirectly, by each of the directors and officers of Acreage, and each associate or affiliate of an insider of Acreage, each associate or affiliate of Acreage, each insider of Acreage (other than the directors or officers), and each Person acting jointly or in concert with Acreage:

Name, Title	Existing SVS	Existing PVS	Existing MVS	Acreage Options	Acreage RSUs	High Street Units
John Boehner, Director(1)	[♦]	[♦]	[♦]	[♦]	[♦]	[♦]
Kevin P. Murphy, Director(1)	[♦]	[♦](2)	168,000	[♦]	[♦]	[♦]
Douglas Maine, Director(1)	[♦]	[♦]	[♦]	[♦]	[♦]	[♦]
Brian Mulroney, Director(1)	[♦]	[♦]	[♦]	[♦]	[♦]	[♦]
William C. Van Faasen, Director, Interim Chief Executive Officer (1)	[♦]	[♦]	[♦]	[♦]	[♦]	[♦]
Glen Leibowitz, Chief Financial Officer(1)	[♦](3)	[♦]	[♦]	[♦]	[♦]	[♦]
Robert Daino, Chief Operating Officer(1)	[♦]	[♦]	[♦]	[♦]	[♦]	[♦]
James Doherty, General Counsel & Secretary(1)	[♦]	[♦]	[♦]	[♦]	[♦]	[♦]

Note:

(1) The amounts shown assume in each case the exercise of Acreage Options held by the individuals disclosed in the table, the conversion of all High Street Units held by them and take into account all vested Acreage RSUs or Acreage RSUs vesting within 60 days of the Announcement Date.

(2) [♦] of the Existing PVS are registered in the name of Murphy Capital, LLC, an entity over which Mr. Murphy exercises direction or control, and [] Existing PVS are registered in the name of The Kevin Murphy 2018 Annuity Trust over which Mr. Murphy exercises direction or control.

(3) [♦] of the Existing SVS are registered in the name of Glen Leibowitz IRA Account over which Mr. Leibowitz exercises direction or control.

Intentions With Respect to the Amended Arrangement

Each director and senior officer of Acreage executed a Voting Agreement and has agreed, subject to the terms and conditions of their respective Voting Agreements, to vote all of the Existing Shares held by him or her in favor of the Amendment Resolution. See “Transaction Agreements – The Voting Agreements”.

Commitments to Acquire Securities of Acreage

To the knowledge of the directors and officers of Acreage and except as publicly disclosed or otherwise described in this Circular, there are no agreements, commitments or understandings between Acreage and any of its directors, officers or insiders, to acquire securities of Acreage.

Material Changes

To the knowledge of the directors and officers of Acreage and except as publicly disclosed or otherwise described in this Circular, there are no plans or proposals for material changes in the affairs of the Company.

Dividend Policy

No dividends on the Existing Shares have been paid to date. Acreage does not anticipate paying dividends on the Existing Shares in the foreseeable future. Payment of any future dividends will be at the discretion of the Acreage Board after taking into account many factors, including Acreage’s financial condition and anticipated cash needs. Further, payment of any future dividends prior to the Acquisition Time without Canopy Growth’s prior written consent is restricted by the terms of the Proposal Agreement and the Amended Arrangement Agreement.

In accordance with the Proposal Agreement, it is proposed that the Articles of Acreage will be altered to provide that the holders of Fixed Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared thereon by the directors from time to time; however, no dividend may be payable in cash or property on the Fixed Shares unless the directors simultaneously declare a dividend payable in cash or property on: (i) the Fixed Multiple Shares, in an amount per Fixed Multiple Share equal to the amount of the dividend declared per Fixed Share; and (ii) the Floating Shares, in an amount per Floating Share equal to the amount of the dividend declared per Fixed Share.

Expenses

The estimated fees, costs and expenses of Acreage in connection with the Proposal Agreement and Amended Arrangement (assuming completion of the Acquisition) are, approximately, US$6,600,000 which includes, without limitation, fees, costs and expenses with respect to the New Fairness Opinion and payments and expenses in connection with legal services, proxy solicitation services and printing and mailing matters.

PROCEDURES FOR PAYMENT OF AGGREGATE AMENDMENT OPTION PAYMENT AND CANOPY GROWTH CONSIDERATION

Delivery of Aggregate Amendment Option Payment

If the Amendment Resolution is adopted, following receipt of the Amendment Final Order and prior to completing the Required Filings with the Registrar, Canopy Growth shall deliver or cause to be delivered to the Amendment Option Payment Paying Agent in escrow pending the Amendment Time, sufficient cash to pay the Aggregate Amendment Option Payment payable to the Shareholders, High Street Holders and USCo2 Holders pursuant to the Amended Plan of Arrangement in accordance with the terms of the Paying Agent Agreement.

If the Amendment Resolution is adopted and the Amended Arrangement is implemented, then, as soon as practicable following the Amendment Time, the Amendment Option Payment Paying Agent will deliver the Aggregate Amendment Option Payment on a pro rata basis to the Acreage Holders of record as of the Amendment Date. Unless otherwise directed, cheques representing the pro rata portion of the Aggregate Amendment Option Payment payable to an Acreage Holder pursuant to the Amended Plan of Arrangement will be issued in the name of the registered holder of such securities. Unless an Acreage Holder instructs the Amendment Option Payment Paying Agent to hold a cheque for pick-up, such cheques will be forwarded by mail to the address of the Acreage Holder as shown on the applicable register.

If the amount of the Aggregate Amendment Option Payment which an Acreage Holder is entitled to receive under the Proposal Agreement would otherwise include a fraction of $0.01, then such aggregate cash amount will be rounded to the nearest whole cent.

The Company and the Amendment Option Payment Paying Agent will be entitled to deduct and withhold from any consideration otherwise payable to an Acreage Holder, such amounts as the Company, or the Amendment Option Payment Paying Agent is required to deduct and withhold with respect to such payment under any provision of applicable Laws.

The Amendment Option Payment Paying Agent will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain out of pocket expenses and will be indemnified by the Company against certain liabilities under applicable Securities Laws and expenses in connection therewith.

For greater certainty, and in accordance with the Proposal Agreement, the Amendment Option Payment Paying Agent will provide the High Street Holders and USCo2 Holders with instructions and other relevant documents required for such holders to receive the pro rata portion of the Aggregate Amendment Option Payment.

Delivery of Canopy Growth Consideration Shares and/or Floating Cash Consideration

Following the receipt of the Canopy Call Option Exercise Notice or Triggering Event Notice, as the case may be, and, if applicable, the Floating Call Option Exercise Notice, specifying a Business Day (to be not less than 61 days and not more than 90 days following the date the Canopy Call Option Exercise Notice or Triggering Event Notice is delivered to the Depositary) on which the closing of the Acquisition is to occur, subject to the satisfaction or waiver of the Acquisition Closing Conditions, the Depositary will deliver a Letter of Transmittal to Persons who are Shareholders at such time.

The Letter of Transmittal will contain procedural information relating to the Acquisition including, among other things, the exchange of certificates representing the Shares for the Consideration Shares and, if applicable, the Floating Cash Consideration. In no event shall any former holder of Shares that does not hold Shares on the Acquisition Effective Date be entitled to the Consideration Shares and, if applicable, the Floating Cash Consideration.

Following receipt by the Depositary of the Canopy Call Option Exercise Notice or the Triggering Event Notice, as the case may be, and, if applicable, the Floating Call Option Exercise Notice, and prior to the Acquisition Date, Canopy Growth shall deliver, or cause to be delivered, to the Depositary a sufficient number of  Canopy Growth Shares and, if applicable, sufficient cash to satisfy Canopy Growth’s obligation to issue Consideration Shares and, if applicable, the Floating Cash Consideration to Shareholders.

Further details in respect of the procedure to receive Consideration Shares and, if applicable, the Floating Cash Consideration, will be provided in the Letter of Transmittal to be issued upon exercise (or deemed exercise) of the Canopy Call Option and, if applicable, the exercise of the Floating Call Option.

Adjustment of Consideration

Exchange Ratio Adjustment Event

If, during the Amendment Interim Period, the issued and outstanding Canopy Growth Shares shall have been changed into a different number of shares by reason of any reclassification, split, consolidation, stock dividend or distribution upon the issued and outstanding Canopy Growth Shares, or Canopy Growth shall make any rights offering to the Canopy Growth Shareholders, or similar event (each, an “Exchange Ratio Adjustment Event”), then the Exchange Ratio and Floating Ratio, as applicable shall be adjusted in such a manner and to such an extent so as to ensure that, under the Amended Arrangement, Shareholders receive the same economic proportionate ownership interest in Canopy Growth following such Exchange Ratio Adjustment Event as they would otherwise have received under the Amended Arrangement had such Exchange Ratio Adjustment Event not occurred, and the number of Canopy Growth Shares and, if applicable, the amount of cash to be issued to Shareholders pursuant to the Amended Arrangement shall be adjusted accordingly.

Canopy Growth Change of Control Adjustment

If a Canopy Growth Change of Control occurs prior to the Acquisition Time, Canopy Growth shall, effective from the effective time of such Canopy Growth Change of Control, cause the Canopy Call Option, Floating Call Option, High Street Operating Agreement and USCo2 Constating Documents to be amended so that, instead of receiving Canopy Growth Shares in exchange for Shares upon the exercise (or deemed exercise) of the Canopy Call Option and, if applicable, the exercise of the Floating Call Option, in accordance with the Amended Plan of Arrangement, each Shareholder shall instead be entitled to receive on the Acquisition Date, and shall accept, the Alternate Consideration or Alternate Floating Consideration, as applicable, if, at the effective time of such Canopy Growth Change of Control, the Shareholder had been the registered holder of that number of Canopy Growth Shares which is equal to the number of Canopy Growth Shares which it would otherwise have been entitled to receive in exchange for its Shares pursuant to the Amended Arrangement if the Acquisition Date and the steps referred to in Section 3.1 of the Amended Plan of Arrangement had been completed effective immediately prior to the effective time of the Canopy Growth Change of Control. Notwithstanding the foregoing, if, in connection with a Canopy Growth Change of Control, a holder of a Canopy Growth Share may elect a form of consideration (including, without limitation, shares, other securities, cash or other property) from options made available, then all Shareholders shall be deemed to have elected to receive an equal percentage of each of the different types of consideration offered in connection with such Canopy Growth Change of Control.

Exchange Ratio Reduction

There is a fixed maximum number of Canopy Growth Shares to be issued in connection with the Acquisition. However, in the event that Acreage breaches certain covenants set out in the Amended Arrangement Agreement with respect to the number of Fixed Shares it may issue during the Amendment Interim Period, or if Acreage is required to make a Payout, the Exchange Ratio will be automatically reduced. Any such reduction of the Exchange Ratio will result in the Shareholders receiving fewer Canopy Growth Shares upon completion of the Acquisition of the Fixed Shares. In addition, in the event that Acreage breaches certain covenants set out in the Amended Arrangement Agreement with respect to the number of Floating Shares it may issue during the Amendment Interim Period, the Floating Ratio will be automatically reduced. Any such reduction of the Floating Ratio will result in the Shareholders receiving fewer Canopy Growth Shares and, if applicable, less cash, upon completion of the Acquisition of the Floating Shares.

Cancellation of Rights

From and after the Acquisition Time, certificates formerly representing Shares, other than Dissenting Shares, which are held by a Shareholder will represent only the right to receive the Consideration Shares and, if applicable, the Floating Cash Consideration (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration) payable therefor under the Amended Plan of Arrangement (after giving effect to any applicable tax withholdings). Any certificate formerly representing Shares not duly surrendered on or before the sixth anniversary of the Acquisition Date, will, on the sixth anniversary of the Acquisition Date, cease to represent a claim by or interest of any former Shareholder of any kind or nature against or in Acreage or Canopy Growth. On the sixth anniversary of the Acquisition Date, all Consideration Shares and, if applicable, the Floating Cash Consideration (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration) to which such Shareholder was entitled will be deemed to have been surrendered to Canopy Growth. None of Acreage or Canopy Growth, nor any of their respective successors, will be liable to any Person in respect of any Consideration Shares and, if applicable, the Floating Cash Consideration (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration, including any consideration previously held by the Depositary as agent for any such former Shareholder) which is forfeited to Canopy Growth or delivered to any public official pursuant to any applicable abandoned property, escheat or similar Law.

Treatment of Fractional Consideration

No fractional Canopy Growth Shares will be issued to any Person in connection with the Amended Plan of Arrangement. Where the aggregate number of Canopy Growth Shares to be issued to a Shareholder pursuant to the Amended Plan of Arrangement would otherwise result in a fraction of a Canopy Growth Share being issuable, then the aggregate number of Canopy Growth Shares to be issued to such Shareholder will be rounded down to the closest whole number and no compensation will be payable to such Shareholder in lieu of any such fractional Canopy Growth Share.

Withholding Rights

Acreage, Canopy Growth, the Amendment Option Payment Paying Agent or the Depositary, as applicable, will be entitled to deduct and withhold from any amounts payable to any Person under the Amended Plan of Arrangement and the Acquisition, such amounts as Acreage, Canopy Growth, the Amendment Option Payment Paying Agent or the Depositary, as applicable, determines, acting reasonably, are required to be deducted and withheld with respect to such payment under the Tax Act, the Code or any provision of any other Law. To the extent that amounts payable are so withheld, such withheld amounts will be treated for all purposes as having been paid to the Person in respect of which such withholding was made, provided that such amounts are actually remitted to the appropriate Governmental Entity.

Canopy Growth or the Depositary, as applicable, is authorized to sell or otherwise dispose of such portion of any Canopy Growth Shares payable to any Shareholder pursuant to the Amended Plan of Arrangement as is necessary to provide sufficient funds to Canopy Growth or the Depositary, as the case may be, to enable it to implement such deduction or withholding, and Canopy Growth or the Depositary, as applicable, will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale.

Treatment of Dividends

No dividends or other distributions declared or made after the Acquisition Date with respect to Canopy Growth Shares (or, to the extent applicable, securities representing any Alternate Consideration or Alternate Floating Consideration) with a record date on or after the Acquisition Date will be payable or paid to the holder of any unsurrendered certificate(s) for Shares which, immediately prior to the Acquisition Date, represented outstanding Shares until the surrender of such certificates to the Depositary. Subject to applicable Law and the Amended Plan of Arrangement, at the time of such surrender, there shall, in addition to the delivery of the Canopy Growth Shares (or, to the extent applicable, securities representing any Alternate Consideration or Alternate Floating Consideration) to which such Shareholder is thereby entitled, be delivered to such Shareholder, without interest, the amount of the dividend or other distribution with a record date after the Acquisition Date theretofore paid with respect to such Canopy Growth Shares (or, to the extent applicable, securities representing any Alternate Consideration or Alternate Floating Consideration).

OTHER BUSINESS

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the Persons named in the form of proxy to vote the Existing Shares represented thereby in accordance with their best judgment on such matter.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth herein, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any Person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last financial year or of any associate or affiliate of any such Persons, in any matter to be acted upon at the Meeting.

See “The Amended Arrangement – Interests of Certain Persons in the Amended Arrangement” and “Securities Law Matters – Canadian Securities Laws”.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

None of Acreage’s directors, executive officers or employees, or former directors, executive officers or employees, nor any associate of such individuals, is as at the date hereof, or has been, during the financial year ended December 31, 2019, indebted to Acreage or any of the Subsidiaries of Acreage in connection with a purchase of securities or otherwise. In addition, no indebtedness of these individuals to another entity has been the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding of Acreage or any of the Subsidiaries of Acreage.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth herein, no informed person of Acreage, or any associate or affiliate of any informed person of Acreage has any material interest, direct or indirect, in any transaction within Acreage’s three most recently completed financial years or in any proposed transaction which has materially affected or would materially affect Acreage. An “informed person” means (i) a director or executive officer of a reporting issuer; (ii) a director or executive officer of a Person or company that is itself an informed person or Subsidiary of a reporting issuer; any Person or company who beneficially owns, directly or indirectly, voting shares of a reporting issuer or who exercises control or direction over shares of the reporting issuer or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the reporting issuer; and (iii) a reporting issuer that has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

See “The Amended Arrangement – Interests of Certain Persons in the Amended Arrangement” and “Securities Law Matters – Canadian Securities Laws”.

STATEMENT OF RIGHTS

Securities legislation in the provinces and territories of Canada provides securityholders of Acreage with, in addition to any other rights they may have at Law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to those securityholders. However, such rights must be exercised within prescribed time limits. Securityholders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.

SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Under the Company’s articles (the “Articles”), for director nominations to be presented at the Acreage 2021 annual general meeting of Shareholders (the “2021 Annual Meeting”), the Corporate Secretary of the Company must receive notice in accordance with the Articles at the Company’s principal executive offices not later than the close of business on the 40th day before the 2021 Annual Meeting. The notice must include all of the information required by the Articles. Shareholder proposals intended for inclusion in the Company’s proxy materials under Rule 14a-8 under the U.S. Exchange Act, for the 2021 Annual Meeting must be received at the Company’s headquarters no later than Feb 10, 2021. Proposals and notices of proposals should be delivered to our principal executive office at: Office of the Corporate Secretary, 366 Madison Ave, 11th Floor, New York, NY 10017.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Canadian Securities Regulators under applicable Canadian Securities Laws and the SEC under the Exchange Act. You may read and copy any reports, statements or other information that the Company files at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s public filings are also available in electronic format under the Company’s profile on SEDAR at www.sedar.com and at the website maintained by the SEC at http://www.sec.gov. You can also review the Company’s filings on its website at http://investors.acreageholdings.com or obtain copies of such filings by writing to the Corporate Secretary of the Company at 366 Madison Avenue, 11th Floor, New York, New York, 10017, Attn: Corporate Secretary. Information included on the Company’s website is not, and will not be deemed to be, a part of this proxy statement or incorporated into this or any other filing on SEDAR or with the SEC.

The Canadian Securities Regulators and the SEC allow the Company to “incorporate by reference” information into this Circular, which means that the Company can disclose important information to you by referring you to another document filed separately with the Canadian Securities Regulators and the SEC. The information incorporated by reference is deemed to be part of this Circular, except for any information superseded by information contained directly in this Circular or incorporated by reference subsequent to the date of this Circular. This Circular incorporates by reference the documents described below that the Company has previously filed with the Canadian Securities Regulators and the SEC, as well as the annexes to this Circular. These documents contain important information about the Company and its financial condition.

The following documents listed below that the Company has previously filed with the Canadian Securities Regulators and the SEC are incorporated by reference:

•	the Acreage Annual Report;

•	Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020, filed with the SEC on June 29, 2020;

•	Current Report on Form 8-K filed with the SEC on June 30, 2020; Current Report on Form 8-K filed with the SEC on June 19, 2020; Current Report on Form 8-K filed with the SEC on June 4, 2020; Current Report on Form 8-K filed with the SEC on April 22, 2020; Current Report on Form 8-K filed with the SEC on April 6, 2020; Current Report on Form 8-K filed with the SEC on March 30, 2020; Current Report on Form 8-K filed with the SEC on March 30, 2020; Current Report on Form 8-K filed with the SEC on March 17, 2020; Current Report on Form 8-K filed with the SEC on February 21, 2020; Current Report on Form 8-K filed with the SEC on February 13, 2020.

•	the management information circular of the Company dated June 10, 2020, in connection with the Company’s annual general and special meeting to be held on July 23, 2020;

•	the material change report of the Company dated February 18, 2020 in respect of the Original Credit Agreement , available in electronic format under the Company’s profile on SEDAR at www.sedar.com;

•	the material change report of the Company dated April 24, 2020 in respect of the termination of the Deep Roots Merger Agreement, available in electronic format under the Company’s profile on SEDAR at www.sedar.com;

•	the material change report of the Company dated June 30, 2020 in respect of the execution by the Company of the Proposal Agreement available in electronic format under the Company’s profile on SEDAR at www.sedar.com; and

•	the Proposal Agreement.

All documents that the Company files pursuant to Sections 13(a), 13(c), 14 or 15(d) under the U.S. Exchange Act from the date of this Circular to the date of the Meeting is held, including any adjournment or postponement thereof, will also be deemed to be incorporated by reference in this Circular. Notwithstanding anything herein to the contrary, any information furnished under Item 2.02 or Item 7.01 of the Company’s Current Reports on Form 8-K and any other information which is furnished, but not filed with the SEC, is not incorporated by reference herein.

Any documents of the type described in Section 11.1 of Form 44-101F1 of NI 44-101 filed by Acreage with a securities commission or any similar authority in Canada or the U.S. after the date of this Circular and prior to the Amendment Date are deemed to be incorporated by reference in this Circular. In addition, to the extent that any document or information incorporated by reference in this Circular is included in a report that is filed with or furnished to the SEC on Form 40-F, 20-F or 6-K (or any respective successor form), such document or information shall also be deemed to be incorporated by reference in this Circular (in the case of a report on Form 6-K, if and to the extent expressly provided therein). Acreage’s periodic reports on Form 6-K and its annual reports on Form 40-F are available on the SEC’s website at www.sec.gov.

In accordance with Staff Notice 51-352 (Revised) - Issuers with U.S. Marijuana-Related Activities issued by the Canadian Securities Administrators on February 8, 2018, a discussion of the federal and state-level regulatory regimes in those jurisdictions in which Acreage was then involved through its Subsidiaries can be found in Acreage’s listing statement dated November 14, 2018, supplemented by the Acreage Annual Report, which is available under Acreage’s profile on SEDAR at www.sedar.com.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Circular, to the extent that a statement contained in this Circular or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded shall not constitute a part of this Circular, except as so modified or superseded.

You may obtain any of the documents incorporated by reference in this Circular from the SEC’s public reference room or the SEC website described above. Documents incorporated by reference in this Circular are also available from the Company without charge, excluding all exhibits unless specifically incorporated by reference in such documents. Shareholders may obtain documents incorporated by reference in this Circular by requesting them in writing or by telephone from the Company at the following address:

Acreage Holdings, Inc.

366 Madison Avenue, 11th Floor

New York, New York 10017
Attention: Corporate Secretary

Telephone: 646-600-9181

If you would like to request copies of documents incorporated by reference in this Circular, please do so by [♦], 2020 in order to receive them before the Meeting. If you request any documents incorporated by reference, the Company will strive to mail them to you by first-class mail, or another equally prompt means, within one business day of receipt of your request.

You should rely only on the information contained in this Circular, including the appendices attached hereto or the information incorporated by reference herein, to vote your Existing Shares at the Meeting. The Company has not authorized anyone to provide you with information that differs from that contained in this Circular. This Circular is dated [], 2020. You should not assume that the information contained in this Circular is accurate as of any date other than such date, and the mailing of this Circular to Shareholders shall not create any implication to the contrary.

EXPERTS

Eight Capital is named as having prepared or certified a report, statement or opinion in this Circular, specifically the New Fairness Opinion, respectively. See “The Amended Arrangement – New Fairness Opinion”. Except for the fees to be paid to Eight Capital, to the knowledge of Acreage, neither Eight Capital nor its directors, officers, employees and partners, as applicable, or their respective associates or affiliates, beneficially owns, directly or indirectly, 1% or more of the securities of Acreage or any of its associates or affiliates, has received or will receive any direct or indirect interests in the property of Acreage or any of its associates or affiliates, or is expected to be elected, appointed or employed as a director, officer or employee of Acreage or any associate or affiliate thereof.

Marcum LLP have been the auditors of Acreage since October 3, 2019 and are the independent registered public accounting firm of Acreage. The consolidated financial statements of Acreage for the year ended December 31, 2019 incorporated by reference in this Circular have been audited by Marcum LLP, as stated in their report which is also incorporated by reference herein.

LEGAL MATTERS

Certain legal matters in connection with the Amended Arrangement have been reviewed and passed upon, on behalf of Acreage, by DLA Piper (Canada) LLP with respect to Canadian Law, and by Cozen O’Connor P.C., with respect to U.S. Law. None of DLA Piper (Canada) LLP, Cozen O’Connor P.C., their respective directors, officers, employees and partners, as applicable, or their respective associates or affiliates, beneficially owns, directly or indirectly, 1% or more of the securities of Acreage or any of its associates or affiliates, has received or will receive any direct or indirect interests in the property of Acreage or any of its associates or affiliates, or is expected to be elected, appointed or employed as a director, officer or employee of Acreage or any associate or affiliate thereof.

QUESTIONS AND FURTHER ASSISTANCE

If you have any questions about the information contained in this Circular or require assistance in completing your Proxy, please contact Steve West, Vice President, Investor Relations, by phone at (314) 210 9253, or by email at s.west@acreageholdings.com.

APPROVAL OF THE ACREAGE BOARD

The contents and sending of this Circular, including the Notice of Meeting, have been approved and authorized by the Acreage Board.

DATED at New York, New York this [♦] day of [♦], 2020.

BY ORDER OF THE BOARD OF DIRECTORS

“[♦]”

[Name]

[Title]

CONSENT OF EIGHT CAPITAL

To: The Board of Directors of Acreage Holdings, Inc.

We refer to the fairness opinion dated June 24, 2020 (the “New Fairness Opinion”) which we prepared for the Special Committee of the Board of Directors of Acreage Holdings, Inc. (“Acreage”) in connection with the proposal agreement between Acreage and Canopy Growth Corporation (“Canopy Growth”) dated June 24, 2020, pursuant to which Acreage and Canopy Growth propose to enter into an amending agreement to amend the existing arrangement agreement between Acreage and Canopy Growth dated April 18, 2019, as amended on May 15, 2019 (the “Arrangement Agreement”), and amend and restate the existing arrangement under the Business Corporations Act (British Columbia), which was completed pursuant to the Arrangement Agreement. We consent to the filing of the New Fairness Opinion with the securities regulatory authorities, the inclusion of summaries of the New Fairness Opinion as well as copies of the New Fairness Opinion in this Circular, and all references to the New Fairness Opinion in this Circular.

[ ] .
[♦]
EIGHT CAPITAL
Toronto, Ontario July [♦], 2020

APPENDIX “A” -
AMENDMENT RESOLUTION

BE IT RESOLVED THAT:

1.	The arrangement (the “Amended Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) of Acreage Holdings, Inc. (the “Company”) provided for in the arrangement agreement between the Company and Canopy Growth Corporation (“Canopy Growth”) dated April 18, 2019, as amended on May 15, 2019 (the “Arrangement Agreement”), as may be further amended, modified or supplemented in accordance with the proposal agreement dated June 24 2020 between the Company and Canopy (as it may be amended, the “Proposal Agreement”), as more particularly described and set forth in the proxy statement of the Company dated [], 2020 (the “Circular”) accompanying the corresponding notice of meeting is hereby authorized, approved and adopted.

2.	The second amendment to the Arrangement Agreement proposed to be entered into between the Company and Canopy Growth in the form attached as Schedule B to the Circular (the “Amending Agreement”) is authorized and approved, and any one director or officer of the Company is authorized and directed to execute the Amending Agreement for and on behalf of the Company.

3.	The amended and restated plan of arrangement of the Company (as it has been or may be amended, modified or supplemented in accordance with its terms, the Arrangement Agreement and the Proposal Agreement (the “Amended Plan of Arrangement”), the full text of which is set out in Appendix “C” to the Circular, is hereby authorized, approved and adopted.

4.	The (i) Proposal Agreement and the transactions provided for therein and in Arrangement Agreement and any amendments thereto, (ii) actions of the directors of the Company in approving the Proposal Agreement, and (iii) actions of the directors and officers of the Company in executing and delivering the Proposal Agreement, are hereby ratified, confirmed and approved.

5.	The Company is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Amended Arrangement, as the same may be further amended in accordance with the terms set forth in the Proposal Agreement, the Amending Agreement and the Amended Plan of Arrangement.

6.	The second amended and restated omnibus incentive plan of the Company adopted by the Company’s board of directors on [], 2020 (the “Second Amended and Restated Omnibus Plan”), which amends and restates the Company’s omnibus incentive Plan effective as of November 14, 2018, with amendments thereto approved on May 7, 2019 and June 19, 2019, respectively, as amended and restated effective as of August 19, 2019, in accordance with the terms of the Proposal Agreement, is hereby ratified, confirmed and approved.

7.	Notwithstanding that these resolutions, and the Amended Arrangement, have been adopted by the shareholders of the Company or that the Amended Arrangement may be approved by the Supreme Court of British Columbia, the directors of the Company are hereby authorized and empowered, without notice to or approval of the shareholders of the Company, to (i) authorize and approve further amendments, modifications or supplements to the Proposal Agreement, the Amending Agreement, the Amended Plan of Arrangement or the Second Amended and Restated Omnibus Plan to the extent permitted under the Proposal Agreement without further approval of the shareholders and (ii) subject to the terms of the Proposal Agreement, not to proceed with the Amended Arrangement and related transactions.

8.	Any one officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver such documents as are necessary or desirable to the Director under the BCBCA in accordance with the Proposal Agreement and the Arrangement Agreement, as amended by the Amending Agreement, for filing.

9.	Any one officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such Person determines may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

A-1

APPENDIX “B” -
AMENDING AGREEMENT

THIS AMENDMENT is made as of [●], 2020

BETWEEN:

CANOPY GROWTH CORPORATION, a corporation existing under the laws of Canada (the “Purchaser”)

- and -

ACREAGE HOLDINGS, INC., a company existing under the laws of the Province of British Columbia (the “Company”)

WHEREAS the Purchaser and the Company are parties to an arrangement agreement dated April 18, 2019, as amended on May 15, 2019 (the “Arrangement Agreement”);

AND WHEREAS the Purchaser and the Company wish to amend certain terms of the Arrangement Agreement and the Plan of Arrangement (as defined in the Arrangement Agreement) as provided in this Amendment;

AND WHEREAS the Company Shareholders (as defined in the Arrangement Agreement) approved the Amendment (as defined below) and the Amended Plan of Arrangement (as defined below) at the Meeting (as defined below);

AND WHEREAS the Company has obtained the Amendment Regulatory Approvals (as defined below).

THEREFORE, in consideration of the mutual covenants contained herein (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

Article 1
Interpretation

1.1	Defined Terms.

Capitalized terms used but not defined in this Amendment have the meanings given to them in the Arrangement Agreement. As used in this Amendment, the following terms have the following meanings:

“Adverse Regulatory Event” means that, during any fiscal year following the fiscal year ended December 31, 2023, the anticipated legalization of recreational Cannabis in a particular state of the United States (the “Relevant State”), as set forth in the Initial Approved Business Plan, has not occurred as of the commencement of the fiscal year noted therein. Should an Adverse Regulatory Event occur, it shall be deemed to have occurred on January 1 of the applicable year.

B-1

“Adverse Year” means a fiscal year during which an Adverse Regulatory Event has occurred.

“Amended Arrangement” means an arrangement under Section 288 of the BCBCA on the terms and subject to the conditions set out in the Amended Plan of Arrangement.

“Amended Equity Incentive Plan” means the Company’s omnibus equity plan last approved by the Company Shareholders on June 19, 2019, as amended at the Meeting.

“Amended Plan of Arrangement” means the amended and restated plan of arrangement, substantially in the form attached as Schedule A hereto, subject to any amendments or variations to such plan made in accordance with Article 6 of the Amended Plan of Arrangement or made at the direction of the Court in the Amendment Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

“Amendment” means this second amendment to the Arrangement Agreement.

“Amendment Date” has the meaning specified in Section 1.1 of the Amended Plan of Arrangement.

“Amendment Final Order” means the final order of the Court approving the Amended Arrangement under Section 291 of the BCBCA, in a form acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Amended Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Amendment Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal.

“Amendment Interim Order” means the interim order of the Court dated [●], 2020, after being informed of the intention of the Parties to rely upon the exemption from registration under U.S. Securities Act provided by Section 3(a)(10) of the U.S. Securities Act with respect to the Issued Securities issued pursuant to the Amended Arrangement, providing for, among other things, the calling and holding of the Meeting.

“Amendment Regulatory Approvals” means:

(a)	the grant of the Amendment Interim Order and the Amendment Final Order; and

(b)	in relation to the Company, the approval of the CSE in respect of the Amended Arrangement, including the delisting of the Company Subordinate Voting Shares and the listing of the New Subordinate Shares and Floating Shares.

“Amendment Time” has the meaning specified in Section 1.1 of the Amended Plan of Arrangement.

B-2

“Approved Business Plan” means any Business Plan that is approved by the Company Board and that contains the Mandatory Requirements and complies with the Initial Approved Business Plan.

“Austerity Measures” has the meaning specified in Section 2.5(6) of this Amendment.

“Board Nominees” has the meaning specified in Section 2.4(2) of this Amendment.

“Business Plan” means for each fiscal quarter: (i) a description of proposed operations of the Company and its Subsidiaries; (ii) an estimate of revenue to be received by the Company and its Subsidiaries; (iii) the capital and operating budget setting out the expenditures of the Company and its Subsidiaries for operating and capital improvements; and (iv) such other matters as the Company may reasonably consider to be necessary to illustrate the results intended to be achieved by the Company during such quarter.

“Consolidated EBITDA” means EBITDA, excluding, in respect of the fiscal period, the following: (i) income or loss from investments; (ii) security-based compensation; (iii) non-cash impairment losses; (iv) costs associated with the Arrangement Agreement; and (v) other non-recurring expenses as mutually determined by the Purchaser and the Company, acting reasonably, provided that in the event of a disagreement as to the Consolidated EBITDA on the Acquisition Date, such amount of non-recurring expenses shall be determined by a nationally recognized chartered accounting firm who is independent of the Purchaser and the Company.

“Consolidated Adj. EBITDA Target” means for each of the fiscal years ending December 31, 2020 through to December 31, 2029, the Consolidated Adj. EBITDA Target set forth for the applicable fiscal year in the Initial Approved Business Plan (which is the sum of the state targets on page 12 of the Initial Approved Business Plan); provided that if an Adverse Regulatory Event has occurred in a Relevant State, (i) the Company and the Purchaser shall mutually agree, each acting reasonably, on a revised annual growth rate to be applied in respect of such Adverse Year for the Relevant State; and (ii) the Consolidated Adj. EBITDA Target for such Adverse Year will be adjusted downward accordingly to reflect the agreed change for the Relevant State. Following the completion of such Adverse Year, (i) the target for the Relevant State for the year subsequent to the Adverse Year (the “Subsequent Year”) shall be an amount equal to the product of (x) the target amount for the Adverse Year for the Relevant State set forth on page 11 of the Initial Approved Business Plan; multiplied by (y) the stated annual growth rate in the Relevant State for the Subsequent Year set forth on page 11 of the Initial Approved Business Plan, (ii) the fiscal year targets for the Relevant State for the balance of the fiscal years following the Subsequent Year will be recalculated according to the stated growth rate in the Initial Approved Business Plan for the applicable year; and (iii) the Consolidated Adj. EBITDA Targets for the Subsequent Year and all fiscal years thereafter will be adjusted downward accordingly in the Initial Approved Business Plan. In the event that the Company and the Purchaser cannot mutually agree on the revised annual growth rate to be applied in respect of such Adverse Year for the Relevant State, (i) the target amount for the Adverse Year for the Relevant State will be deemed to be an amount equal to the product of (x) the actual EBITDA amount for the prior fiscal year (the “Prior Year”) for the Relevant State; multiplied by (y) a fraction of which (A) the numerator shall be equal to the actual EBITDA amount in the Relevant State for the Prior Year; and (B) the denominator shall be equal to the actual EBITDA amount in the Relevant State for the fiscal year immediately before the Prior Year; and (ii) the Consolidated Adj. EBITDA Target for such Adverse Year will be adjusted downward accordingly.

B-3

The following is an illustrative example in the event that an Adverse Regulatory Event is deemed to occur in Connecticut as of January 1, 2024 and [COMMERCIALLY SENSITIVE INFORMATION REDACTED].

“Convertible Security” means a security of the Company that is convertible or exercisable into or exchangeable for Shares, but excludes (a) a Security issued pursuant to the Amended Equity Incentive Plan; (b) a Right; or (c) a Pre-Emptive Right Security.

“Cost of Capital” means the effective annual interest associated with any Contract for Company Debt, including for the purposes of calculating such annual interest, any interest payments, whether in cash or Securities, origination fees, standby fees, original issue discounts, bonus issuances of Securities, any and all charges and expenses, whether in the form of a fee, fine, penalty, commission or other similar charge or expense or in any other form, paid or payable for the advancing of credit under the Contract, any fee, fine, penalty, commission and other similar charge or expense directly or indirectly incurred under the Contract or any other form of payment, whether in cash or Securities; provided that the value attributed to any New Subordinate Share will be equal to the Fair Market Value of a Purchaser Share at such time multiplied by 0.3048.

“Credit Agreement Amendment” means the credit agreement dated March 6, 2020, and amended as of the date hereof, between Acreage Finance Delaware, LLC, as borrower, and Acreage IP Holdings, LLC, Prime Wellness of Connecticut, LLC, D&B Wellness, LLC and Thames Valley Apothecary, LLC, as guarantors, and IP Investment Company, LLC, as lender, administrative agent and collateral agent.

“Debenture” means the debenture between a Subsidiary of the Company and a Subsidiary of the Purchaser dated as of the date hereof, whereby the Subsidiary of the Purchaser shall advance funds as a loan to a Subsidiary of the Company.

“EBITDA” means, in respect of any fiscal period, the consolidated net income (loss) of the Company in such fiscal period plus without duplication and to the extent deducted in determining consolidated net income (loss) for such period, the sum of (i) interest expense for such period, (ii) income tax expense for such period, and (iii) all amounts attributable to depreciation and amortization expense for such period, all elements as determined in accordance with U.S. GAAP.

“End Date” means, following the Acquisition Date, the earlier of the date that the Purchaser (i) has acquired all of the issued and outstanding Floating Shares; and (ii) no longer holds at least 35% of the Shares.

B-4

“Exercise Notice” has the meaning specified in Section 2.7(4) of this Amendment.

“Failure to Perform” means that either:

(a)	the Pro-Forma Revenue during the 12-month period ended on the last day of the calendar month prior to the date that is 30 days prior to the Acquisition Date is less than 60% of the Pro-Forma Net Revenue Target (which, if applicable, shall be adjusted and calculated on the basis of the Pro-Forma Net Revenue Target for then then current year and the prior year on a pro rata basis to take into account the portion of each applicable Pro-Forma Net Revenue Target year that corresponds to the 12-month calculation period); or

(b)	the Consolidated EBITDA during the 12-month period ended on the last day of the calendar month prior to the date that is 30 days prior to the Acquisition Date is less than 60% of the Consolidated Adj. EBITDA Target (which, if applicable, shall be adjusted and calculated on the basis of the Consolidated Adj. EBITDA Target for then then current year and the prior year on a pro rata basis to take into account the portion of each applicable Consolidated Adj. EBITDA Target year that corresponds to the 12-month calculation period).

“Fair Market Value” means, in respect of the Purchaser Shares, the volume weighted average trading price of the Purchaser Shares on the New York Stock Exchange (or other recognized stock exchange on which the Purchaser Shares are primarily traded as determined by volume) for the five trading day period immediately prior to the applicable determination date.

“Floating Compensation Options” means the compensation options and the warrants to purchase Floating Shares issued by the Company at or following the Amendment Time.

“Floating Options” means the options to purchase Floating Shares to be issued pursuant to and in accordance with the terms of the Amended Equity Incentive Plan.

“Floating RSUs” means the restricted share units that may be settled by the Company in either cash or Floating Shares issued pursuant to the Amended Equity Incentive Plan at or following the Amendment Time.

“Floating Shares” means shares of the Company to be created pursuant to Section 3.2(d)(iii) of the Amended Plan of Arrangement and designated as Class D subordinate voting shares, each entitling the holder thereof to one vote per share at shareholder meetings of the Company.

“Force Majeure Event” means an irresistible event or circumstance beyond the reasonable control of the Company, which notwithstanding the exercise of commercially reasonable diligence, the Company is unable to prevent or provide against (but does not include a failure by the Company to fund or pay) that prevents or delays it from conducting the activities and performing the obligations contemplated by the Approved Business Plan, provided that the Company makes a good faith effort to resolve or avoid such delay; such events shall include, but not be limited to any fire or other natural disaster, civil unrest, acts of God, acts of terrorism, an outbreak of a pandemic disease or any materially adverse change in applicable Law;

B-5

“Fully-Diluted Basis” has the meaning specified in Section 1.1 of the Amended Plan of Arrangement.

“Fully-Diluted Floating Basis” has the meaning specified in Section 1.1 of the Amended Plan of Arrangement.

“Identified States” means [COMMERCIALLY SENSITIVE INFORMATION REDACTED].

“Initial Approved Business Plan” means the Business Plan for the fiscal years ending December 31, 2020 through to December 31, 2029 attached hereto as Schedule B, provided that if the Company Board approves expanding the operations of the Company or any of its Subsidiaries to [COMMERCIALLY SENSITIVE INFORMATION REDACTED], the Company shall provide a Business Plan for the fiscal years ending through to December 31, 2029 for [COMMERCIALLY SENSITIVE INFORMATION REDACTED] which shall increase the Consolidated Adj. EBITDA Targets and Pro-Forma Net Revenue Targets for each fiscal year through to December 31, 2029 .

“Interest Coverage Ratio” is calculated as EBITDA for the reporting period divided by the interest expense during the same reporting period.

“Interim Failure to Perform” means that:

(a)	an Approved Business Plan does not comply with the Mandatory Requirements; or

(b)	the Company and the Subsidiaries have not complied with an Approved Business Plan as determined at the Quarterly Determination Date and either:

(i)	the Pro-Forma Revenue at the Quarterly Determination Date is less than 90% of the Pro-Forma Net Revenue Target for the relevant fiscal year, as determined on a year-to-date basis; or

(ii)	the Consolidated EBITDA at the Quarterly Determination Date is less than 90% of the Consolidated Adj. EBITDA Target for the relevant fiscal year, as determined on a year-to-date basis.

B-6

“Issuance Event” means the issuance by the Company of Shares and/or Convertible Securities, whether by way of public offering and/or private placement, but excluding any issuance of Shares and/or Convertible Securities by the Company:

(a)	on the exercise, conversion or exchange of Convertible Securities issued prior to the Acquisition Effective Date;

(b)	pursuant to the Amended Equity Incentive Plan;

(c)	on the exercise of any Right;

(d)	in connection with any Contract for Company Debt entered into after the Acquisition Effective Date;

(e)	in connection with bona fide acquisitions (including acquisitions of assets or rights under a license or otherwise), mergers or similar business combination transactions undertaken and completed by the Company;

(f)	on any exercise of the Pre-Emptive Right; or

(g)	pursuant to any stock dividend, stock split, share consolidation, share reclassification, reorganization, amalgamation, arrangement or merger involving or in respect of the Company or any other similar event that affects all holders of Shares in an identical manner.

“Issuance Event Notice” has the meaning specified in Section 2.7(2) of this Amendment.

“Issued Securities” has the meaning specified in Section 1.1 of the Amended Plan of Arrangement.

“Managed Entities” means Persons (other than Subsidiaries) where the Company or its Subsidiaries fully operate all aspects of the business of such Persons through management service or other Contracts.

“Mandatory Requirements” means a Business Plan that (i) limits operations to the Identified States and [COMMERCIALLY SENSITIVE INFORMATION REDACTED] if the Company Board approves expanding the operations of the Company or any of its Subsidiaries to [COMMERCIALLY SENSITIVE INFORMATION REDACTED]; (ii) is fully funded from a liquidity perspective with the necessary levels of working capital in order to achieve the Business Plan; (iii) ensures the Company will generate positive Consolidated EBITDA by the fiscal quarter commencing January 1, 2021 and every fiscal quarter thereafter in accordance with the Consolidated Adj. EBITDA Target; (iv) ensures the Company will generate positive Operating Cash Flow from operations by the fiscal quarter commencing January 1, 2021 and every fiscal quarter thereafter; (v) ensures the Company will generate Pro-Forma Revenue in accordance with the Pro-Forma Net Revenue Target; (vi) limits capital expenditures to the Identified States with a prohibition on new capital expenditures and capital leases outside of the Identified States; (vii) limits corporate overhead expenditures as a percentage of consolidated revenue of the Company and its Subsidiaries calculated in accordance with U.S. GAAP to 25.0%, 20.0% and 15.0% for the fiscal years ending December 31, 2021, December 31, 2022 and December 31, 2023, respectively; (viii) maintains a minimum net working capital amount of US$10 million and a minimum non-restricted cash and cash equivalent balance of US$5 million; and (ix) limits Company Debt such that the Interest Coverage Ratio during the applicable fiscal quarter is at least 4.0.

B-7

“Market Price” means the closing price of the New Subordinate Shares or Floating Shares, as applicable, on the CSE (or other recognized stock exchange on which such shares are primarily traded, as determined by volume) on the last trading day prior to the dissemination of a news release disclosing a private placement or public offering of Securities.

“Material Failure to Perform” means that, as determined at the end of the relevant fiscal year (commencing with the fiscal year ended December 31, 2021), either:

(a)	the Pro-Forma Revenue at the end of the relevant fiscal year is less than 80% of the Pro-Forma Net Revenue Target for such fiscal year; or

(b)	the Consolidated EBITDA at the end of the relevant fiscal year is less than 80% of the Consolidated Adj. EBITDA Target for such fiscal year.

“Meeting” means the special meeting of Company Shareholders to be called to consider approval of this Amendment and the Amended Plan of Arrangement.

“Net Revenue” means gross sales or revenue net of discounts, buy-downs, promotions, bona fide returns and refunds and exclusive of the amount of any tax or fee imposed by any federal, provincial, state, local or municipal Governmental Entity directly on sales, including any excise taxes and/or taxes collected from customers if such tax is added to the selling price actually remitted to such Governmental Entity.

“New Compensation Options” means the compensation options and the warrants to purchase New Subordinate Shares issued by the Company at or following the Amendment Time.

“New Multiple Shares” means shares of the Company to be created pursuant to Section 3.2(d)(ii) of the Amended Plan of Arrangement and designated as multiple voting shares, each entitling the holder thereof to 4,300 votes per share at shareholder meetings of the Company.

“New Options” means the options to purchase New Subordinate Shares issued pursuant to the Amended Equity Incentive Plan at or following the Amendment Time.

“New RSUs” means the restricted share units that may be settled by the Company in either cash or New Subordinate Shares issued pursuant to the Amended Equity Incentive Plan at or following the Amendment Time.

“New Subordinate Shares” means shares of the Company to be created pursuant to Section 3.2(d)(i) of the Amended Plan of Arrangement and designated as subordinate voting shares, each entitling the holder thereof to one vote per share at shareholder meetings of the Company.

“NI 52-110” means National Instrument 52-110 – Audit Committees.

B-8

“Nomination Letter” has the meaning specified in Section 2.4(3) of this Amendment.

“Notice Period” has the meaning specified in Section 2.7(4) of this Amendment.

“Operating Cash Flow” means cash flows from operating activities as calculated in accordance with U.S. GAAP.

“Original Percentage” means the percentage equivalent to the quotient obtained when (a) the aggregate number of issued and outstanding Shares beneficially owned by the Purchaser is divided by (b) the aggregate number of issued and outstanding Shares, in each case, immediately prior to an Issuance Event, and, for the avoidance of doubt, such calculation shall be made on a non-diluted basis.

“Pre-Emptive Right” has the meaning specified in Section 2.7(1) of this Amendment.

“Pre-Emptive Right Securities” has the meaning specified in Section 2.7(1) of this Amendment.

“Prior Year” has the meaning specified in the definition of Consolidated Adj. EBITDA Target.

“Pro-Forma EBITDA” means the sum of (i) EBITDA; and (ii) in respect of any fiscal period, the consolidated net income of the Managed Entities in such fiscal period plus without duplication and to the extent deducted in determining consolidated net income for such period, the sum of (i) interest expense for such period, (ii) income tax expense for such period, and (iii) all amounts attributable to depreciation and amortization expense for such period, all elements determined in accordance with U.S. GAAP.

“Pro-Forma Net Revenue Target” means for each of the fiscal years ending December 31, 2020 through to December 31, 2029, the Pro-Forma Net Revenue Target set forth for the applicable fiscal year in the Initial Approved Business Plan (which is the sum of the state targets on page 10 of the Initial Approved Business Plan); provided that if an Adverse Regulatory Event has occurred in a Relevant State, (i) the Company and the Purchaser shall mutually agree, each acting reasonably, on a revised annual growth rate to be applied in respect of such Adverse Year for the Relevant State; and (ii) the Pro-Forma Net Revenue Target for such Adverse Year will be adjusted downward accordingly to reflect the agreed change for the Relevant State. Following the completion of such Adverse Year, (i) the target for the Relevant State for the Subsequent Year shall be an amount equal to the product of (x) the target amount for the Adverse Year for the Relevant State set forth on page 10 of the Initial Approved Business Plan; multiplied by (y) the stated annual growth rate in the Relevant State for the Subsequent Year set forth on page 10 of the Initial Approved Business Plan, (ii) the fiscal year targets for the Relevant State for the balance of the fiscal years following the Subsequent Year will be recalculated according to the stated growth rate in the Initial Approved Business Plan for the applicable year; and (iii) the Pro-Forma Net Revenue Targets for the Subsequent Year and all fiscal years thereafter will be adjusted downward accordingly in the Initial Approved Business Plan. In the event that the Company and the Purchaser cannot mutually agree on the revised annual growth rate to be applied in respect of such Adverse Year for the Relevant State, (i) the target amount for the Adverse Year for the Relevant State will be deemed to be an amount equal to the product of (x) the actual Pro-Forma Revenue amount for the Prior Year for the Relevant State; multiplied by (y) a fraction of which (A) the numerator shall be equal to the actual Pro-Forma Revenue amount in the Relevant State for the Prior Year; and (B) the denominator shall be equal to the actual Pro-Forma Revenue amount in the Relevant State for the fiscal year immediately before the Prior Year; and (ii) the Pro-Forma Net Revenue Target for such Adverse Year will be adjusted downward accordingly.

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The following is an illustrative example in the event that an Adverse Regulatory Event is deemed to occur in New York as of January 1, 2024 [COMMERCIALLY SENSITIVE INFORMATION REDACTED].

“Pro-Forma Revenue” means the sum of (i) gross revenue for the Company and its Subsidiaries from results of operations as calculated in accordance with U.S. GAAP (and for greater certainty, net of discounts, buy-downs, promotions, bona fide returns and refunds and exclusive of the amount of any tax or fee imposed by any federal, provincial, state, local or municipal Governmental Entity directly on sales, including any excise taxes and/or taxes collected from customers if such tax is added to the selling price actually remitted to such Governmental Entity); and (ii) gross revenue of Managed Entities from results of operations as calculated in accordance with U.S. GAAP (and for greater certainty, net of discounts, buy-downs, promotions, bona fide returns and refunds and exclusive of the amount of any tax or fee imposed by any federal, provincial, state, local or municipal Governmental Entity directly on sales, including any excise taxes and/or taxes collected from customers if such tax is added to the selling price actually remitted to such Governmental Entity), provided that such amounts from Managed Entities are not included in clause (i).

“Proposal Agreement” means the proposal agreement between the Purchaser and the Company dated as of June 24, 2020.

“Quarterly Determination Date” means the end of each fiscal quarter commencing following the date of this Amendment, commencing with the fiscal quarter ended December 31, 2020.

“Required Director Criteria” means an individual who (i) is independent (as defined in Section 1.4 and Section 1.5 of NI 52-110) of the Purchaser and the Company; (ii) meets the qualification requirements to serve as a director under applicable Laws and the rules of any stock exchange on which the Shares are then listed; (iii) is not subject to any of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) under the U.S. Securities Act; (iv) is not subject to any (A) criminal convictions, court injunction, or restraining orders; (B) order of a state or federal regulator; (C) SEC disciplinary order; (D) SEC cease-and-desist order; (E) SEC stop order; (F) suspension or expulsion from membership in a self-regulatory organization; or (G) U.S. Postal Service false representation orders; (v) is financially literate (as defined in Section 1.6 of NI 52-110); (vi) has at least five years of service as a director or officer of a company listed on a recognized stock exchange in Canada or the United States; (vii) has at least five years of experience in the cannabis industry and/or consumer packaged goods industry and/or with a Fortune 500 company; (viii) has completed a directors’ education program; and (ix) has committed to a minimum of 14 hours of ongoing governance education annually.

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“Required Officer Criteria” means an individual who (i) meets the qualification requirements to serve as an officer under the rules of any stock exchange on which the Shares are then listed; (ii) is not subject to any of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) under the U.S. Securities Act; (iii) is not subject to any (A) criminal conviction, court injunction, or restraining order; (B) order of a state or federal regulator; (C) SEC disciplinary order; (D) SEC cease-and-desist order; (E) SEC stop order; (F) suspension or expulsion from membership in a self-regulatory organization; or (G) U.S. Postal Service false representation order; (iv) has sufficient qualification, education and experience to effectively carry out the responsibilities of the proposed position; and (v) has at least five years of experience in the cannabis industry and/or consumer packaged goods industry and/or with a Fortune 500 company.

“Right” means a right granted by the Company to all holders of Shares to purchase additional Shares and/or Convertible Securities.

“Securities” means, collectively, New Subordinate Shares, New Multiple Shares, Floating Shares, New Options, Floating Options, New RSUs, Floating RSUs, New Compensation Options and Floating Compensation Options.

“SEDA” means the  Standby Equity Distribution Agreement with an institutional investor (the “Investor”) dated May 29, 2020, under which the Company may, at its discretion, periodically sell to Investor, and pursuant to which the Investor may, at its discretion, require the Company to sell to it, up to US$50,000,000 of the Company Subordinate Voting Shares, subject to the conditions specified therein.

“Shares” means, collectively, the New Subordinate Shares, the New Multiple Shares and the Floating Shares.

“Specified Individuals” means Glen Leibowitz, Robert Daino, James Doherty, John Boehner, Douglas Maine, Brian Mulroney and William Van Faasen.

“Subsequent Year” has the meaning specified in the definition of Consolidated Adj. EBITDA Target.

“Target Cannabis Operator” has the meaning specified in Section 2.3(5) of this Amendment.

“Top-Up Right” has the meaning specified in Section 2.8(1) of this Amendment.

“Top-Up Right Acceptance Notice” has the meaning specified in Section 2.8(6) of this Amendment.

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“Top-Up Right Notice Period” has the meaning specified in Section 2.8(6) of this Amendment.

“Top-Up Right Offer Notice” has the meaning specified in Section 2.8(5) of this Amendment.

“Top-Up Securities” has the meaning specified in Section 2.8(1) of this Amendment.

“U.S. GAAP” means generally accepted accounting principles in the United States.

1.2	Certain Rules of Interpretation.

In this Amendment, unless otherwise specified:

(1)	Headings, etc. The division of this Amendment into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Amendment.

(2)	Currency. All references to dollars or to “$” are references to United States dollars.

(3)	Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(4)	Certain Phrases and References, etc. The words “including”, “includes” and “include” mean “including (or includes or include) without limitation,” and “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of.” Unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Amendment. The term “Amendment” and any reference in this Amendment to this Amendment or any other agreement or document includes, and is a reference to, this Amendment or such other agreement or document as it may have been, or may from time to time be, amended, restated, replaced, supplemented or novated and includes all schedules to it.

(5)	Capitalized Terms. All capitalized terms used in any Schedule have the meanings ascribed to them in this Amendment. Capitalized terms used but not defined in this Amendment have the meanings given to them in the Arrangement Agreement.

(6)	Accounting Terms. All accounting terms are to be interpreted in accordance with U.S. GAAP and all determinations of an accounting nature required to be made shall be made in a manner consistent with U.S. GAAP.

(7)	Statutes. Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

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(8)	Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day. If the date on which any action is required or permitted to be taken under this Amendment by a Person is not a Business Day such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

(9)	Time References. References to time are to local time, Toronto, Ontario, unless otherwise indicated.

(10)	Knowledge. Where any representation or warranty is expressly qualified by reference to the knowledge of the Purchaser, it is deemed to refer to the actual knowledge of the Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, Director of Legal, U.S. and Vice-President, Mergers & Acquisitions of the Purchaser.

1.3	Schedules.

The schedules attached to this Amendment form an integral part of this Amendment for all purposes.

Article 2
amendmentS to the arrangement agreement

2.1	Amendments to the Arrangement Agreement.

Each of the following amendments to the Arrangement Agreement and/or the Plan of Arrangement shall be effective at the Amendment Time on the Amendment Date:

(1)	The following language is deleted from the recitals of the Arrangement Agreement in its entirety:

WHEREAS, for United States federal income tax purposes, it is intended that the Merger shall qualify as a “reorganization” within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the U.S. Tax Code, and this Agreement is intended to be, and is adopted as, a “plan of reorganization” for the purposes of Section 354 and 361 of the U.S. Tax Code.

(2)	The definition of “Acquisition” in Section 1.1 of the Arrangement Agreement is deleted in its entirety, and replaced with the following:

“Acquisition” has the meaning specified in Section 1.1 of the Amended Plan of Arrangement.

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(3)	The definition of “Acquisition Regulatory Approvals” in Section 1.1 of the Arrangement Agreement is deleted in its entirety, and replaced with the following:

“Acquisition Regulatory Approvals” means all Regulatory Approvals and all other third party consents, waivers, permits, orders and approvals that are necessary, proper or advisable to consummate the Acquisition, including, but not limited to:

a)	any filings required by the HSR Act and any applicable foreign investment and competition law approvals in Canada, the United States and elsewhere;

b)	the approval from the stock exchange(s) on which the Consideration Shares are listed to permit the Purchaser to acquire all of the issued and outstanding New Subordinate Shares and, if applicable, Floating Shares; and

c)	the approval from the stock exchange(s) on which the Purchaser Shares are listed, for the listing of the Consideration Shares, and any Purchaser Shares issuable upon the exercise of Replacement Options, Replacement RSUs and Replacement Compensation Options.

(4)	The definition of “Company Equity” in Section 1.1 of the Arrangement Agreement is deleted in its entirety, and replaced with the following:

“Company Equity” means, for the Company at the Acquisition Effective Time, the sum of (a) the product of the closing price of the New Subordinate Shares on the Business Day prior to the Acquisition Date on the CSE (or such other recognized exchange as the New Subordinate Shares are listed on the Business Day prior to the Acquisition Date if the New Subordinate Shares are not listed for trading on the CSE) multiplied by the total number of issued and outstanding New Subordinate Shares on a Fully-Diluted Basis; plus (b) the product of the closing price of the Floating Shares on the Business Day prior to the Acquisition Date on the CSE (or such other recognized exchange as the Floating Shares are listed on the Business Day prior to the Acquisition Date if the Floating Shares are not listed for trading on the CSE) multiplied by the total number of outstanding Floating Shares on a Fully-Diluted Floating Basis.

(5)	The definition of “Converted Basis” in Section 1.1 of the Arrangement Agreement is deleted in its entirety, and replaced with the following:

“Converted Basis” means the aggregate number of New Subordinate Shares assuming the conversion of the New Multiple Shares.

(6)	The definition of “Consideration Shares” in Section 1.1 of the Arrangement Agreement is deleted in its entirety, and replaced with the following:

“Consideration Shares” has the meaning specified in Section 1.1 of the Amended Plan of Arrangement.

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(7)	The definition of “Purchaser Approved Share Threshold” in Section 1.1 of the Arrangement Agreement is deleted in its entirety, and replaced with the following:

“Purchaser Approved Share Threshold” means a total of 32,700,000 Shares, including for greater certainty any securities issued by the Company or High Street that are convertible, exchangeable, redeemable, retractable or exercisable for or into Shares, provided that such 32,700,000 Shares shall consist of (i) 12,400,000 Floating Shares, including for greater certainty 3,700,000 Floating Shares that are issuable upon exercise of Floating Options; and (ii) 20,300,000 New Subordinate Shares, but for greater certainty shall exclude: (i) [69,282,644] New Subordinate Shares and [29,692,562] Floating Shares which will be issued pursuant to the Amended Plan of Arrangement in exchange for [76,715,592] Company Subordinate Voting Shares and [556,490.3151] Company Proportionate Voting Shares, which are issued and outstanding as of the date of this Amendment; (ii) [117,600] New Multiple Shares and [50,400] Floating Shares which will be issued pursuant to the Amended Plan of Arrangement in exchange for [168,000] Company Multiple Voting Shares, which are issued and outstanding as of the date of this Amendment; (iii) [38,088,684] New Subordinate Shares and [16,323,722] Floating Shares which may be issued by the Company upon the conversion, exchange or exercise of [23,656,034] High Street Units, [4,979,399] Company Options, [8,120,311] Company Compensation Options, [9,398,754] Company RSUs, [728,145] USCo2 Class B Shares and up to [7,529,762] Shares that may be issued upon the conversion of convertible debt outstanding on the date hereof, which are issued and outstanding as of the date of this Amendment; (iv) [140,000] New Subordinate Shares and [60,000] Floating Shares which are reserved for issuance to the institutional lender pursuant to the credit agreement dated February 7, 2020, between HSCP CN Holdings ULC, as borrower, Acreage Finance Delaware, LLC, as guarantor, the institutional lender, and such lender’s administrative agent; and (v) [16,799] New Subordinate Shares and [7,200] Floating Shares reserved for issuance to the lender pursuant to the Credit Agreement Amendment.

(8)	The definition of “Exchange Ratio” in Section 1.1 of the Arrangement Agreement is deleted in its entirety, and replaced with the following:

“Exchange Ratio” has the meaning specified in Section 1.1 of the Amended Plan of Arrangement.

(9)	All references to “Company Shares” in the Arrangement Agreement that are applicable following the Amendment Time shall be read following the Amendment Time as “Shares”.

(10)	All references to “Company Subordinate Voting Shares” in the Arrangement Agreement that are applicable following the Amendment Time shall be read following the Amendment Time as “New Subordinate Shares”.

(11)	All references to “Company Proportionate Voting Shares” in the Arrangement Agreement that are applicable following the Amendment Time shall be read following the Amendment Time as “New Subordinate Shares” as adjusted pursuant to the Amended Plan of Arrangement.

(12)	All references to “Company Multiple Voting Shares” in the Arrangement Agreement that are applicable following the Amendment Time shall be read following the Amendment Time as “New Multiple Shares”.

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(13)	Section 2.16 of the Arrangement Agreement is deleted in its entirety.

(14)	The final sentence in Section 4.3(7) of the Arrangement Agreement is deleted and replaced with the following:

Notwithstanding the foregoing, neither Party nor any of their affiliates shall be required to proffer or consent to a governmental order consenting to any divestiture, restriction, prohibition or limitation that materially limits the Party’s business in order to remedy any concerns that any Governmental Entity may have.

(15)	Section 4.1(3)(k) of the Arrangement Agreement is deleted in its entirety and replaced with the following:

enter into any Contract for Company Debt if:

i.	such Contract would be materially inconsistent with market standards for companies operating in the United States cannabis industry;

ii.	the occurrence of any of the Effective Date, the Triggering Event Date or the Acquisition Date (x) would trigger a default or event of default under such Contract, (y) allow the holder of such Company Debt to accelerate such Company Debt, or (z) would require a mandatory repayment of such Company Debt;

iii.	such Contract prohibits a prepayment of the principal amount of such Company Debt, requires a make-whole payment for the interest owing during the remainder of the term of such Contract or charges a prepayment fee in an amount greater than 3.0% of the principal amount to be repaid;

iv.	such Contract would provide for interest payments to be paid through the issuance of Securities as opposed to cash; or

v.	such Contract has a principal amount of more than US$10,000,000 or a Cost of Capital that is greater than 30.0% per annum, provided that:

A.	for the purposes of this Section 4.1(3)(k)(v), a series of Contracts entered into between the Company or any of its Subsidiaries and a lender (or any of such lender’s Affiliates) during any 12 month period shall be deemed to be one Contract for purposes of the maximum principal amount of US$10,000,000; and

B.	if such Company Debt is fully secured by cash in a blocked account, the Cost of Capital shall not be greater than 3.0% per annum;

B-16

provided that, notwithstanding this Section 4.1(3)(k), the Company or any of its Subsidiaries may enter into a maximum of two transactions (to be designated as such by the Company, in its sole discretion) for Company Debt during any one-year period, without the need to obtain the Purchaser’s prior consent, in accordance with the following terms:

i.	the principal amount of the Company Debt per transaction shall not exceed US$10,000,000;

ii.	the Company Debt is not convertible into any Securities; and

iii.	each Contract shall not provide for the issuance of more than 500,000 Shares (or Securities convertible into or exchangeable for 500,000 Shares).

(16)	Section 4.10 of the Arrangement Agreement is deleted in its entirety and replaced with the following:

Subject to applicable Laws, the Purchaser and the Company shall use their commercially reasonable best efforts promptly following the Acquisition Effective Time to cause the New Subordinate Shares to be de-listed from the CSE and the Consideration Shares, together with such other Purchaser Shares issuable (i) upon exercise of Replacement Options, Replacement RSUs and Replacement Compensation Options issued pursuant to Section 2.8 hereof and the Amended Plan of Arrangement; and (ii) Purchaser Shares issuable upon exchange or redemption of High Street Units and USCo2 Class B Shares, to be listed on the TSX and the NYSE, or such other recognized stock exchange(s) on which the Purchaser Shares are listed, with effect promptly following the Acquisition Effective Time.

(17)	All references to “Acquisition Effective Time” in Section 4.1(1) in the Arrangement Agreement shall be replaced with “End Date”.

(18)	Section 7.1 of the Arrangement Agreement is deleted in its entirety and replaced with the following:

This Agreement shall be effective from the date hereof until the earliest to occur of (i) the Acquisition not having been completed prior to the Acquisition Closing Outside Date, (ii) the End Date; and (iii) the termination of this Agreement in accordance with its terms.

(19)	The Plan of Arrangement, which is attached as Schedule A of the Arrangement Agreement, is deleted in its entirety and replaced with the Amended Plan of Arrangement, attached as Schedule A hereto.

(20)	The Purchaser and the Company each acknowledge and agree that the execution and implementation of this Amendment and the Amended Plan of Arrangement and the Company’s compliance with its obligations and rights thereunder shall not be considered a breach of any covenant of the Company under the Arrangement Agreement, as amended, and shall not be considered in determining whether a representation, warranty or covenant of the Company thereunder has been breached and all such representations, warranties and covenants of the Company set forth in the Arrangement Agreement, as amended, shall be deemed to be amended to the extent required by, and having regard to, the provisions of this Amendment and the Amended Plan of Arrangement and the transactions contemplated therein.

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2.2	Additional Company Covenants.

(1)	Without limiting the generality of Section 4.1(1) of the Arrangement Agreement, the Company covenants and agrees that, during the period from the date of this Amendment until the earlier of the Acquisition Effective Time and the date that the Arrangement Agreement is terminated in accordance with its terms, except: (i) as expressly required or permitted by this Amendment; or (ii) as required by applicable Law, the Company shall not, and shall not permit any of the Key Subsidiaries to, directly or indirectly:

(a)	issue additional Shares or securities convertible, exchangeable or exercisable for or into Shares, including any Securities or High Street Units, other than:

(i)	upon the conversion, exchange or exercise of any Securities or High Street Units that are issued and outstanding as of the date hereof;

(ii)	pursuant to contractual commitments existing as of the date hereof, including the SEDA;

(iii)	Floating Options to purchase a maximum of 3,700,000 Floating Shares issued pursuant to the Amended Equity Incentive Plan;

(iv)	up to US$3,000,000 worth of New Subordinate Shares pursuant to an at-the-market offering that may be completed no more than four times during any one-year period, provided that the total value of New Subordinate Shares issued pursuant to such offerings during any one-year period shall not exceed US$12,000,000;

(v)	up to 500,000 New Subordinate Shares in connection with the incurrence of any new Company Debt that is otherwise completed in compliance with the terms of the Arrangement Agreement (other than pursuant to consents and waivers provided by the Purchaser prior to the date hereof); or

(vi)	pursuant to one private placement or public offering of Securities during any one-year period for aggregate gross proceeds of up to US$20,000,000, provided that (i) the price per Security (or any exercise or conversion price) shall not be less than 90% of the Market Price; and (ii) the maximum number of compensation Securities issuable to any broker, agent, finder or underwriter in connection therewith shall not exceed 6.0% of the number of Securities issued pursuant to such private placement or public offering;

provided that, notwithstanding the foregoing, in no event shall the Company issue Shares or securities convertible, exchangeable or exercisable for or into Shares, including any Securities or High Street Units, in excess of the Purchaser Approved Share Threshold;

(b)	reduce the capital of any class or series of the Shares;

B-18

(c)	nominate any individual that does not serve on the Company Board as of the date hereof for election to the Company Board at a meeting of the shareholders of the Company that is supported by the Company or the Company Board if such individual does not meet the Required Director Criteria;

(d)	appoint any individual to serve on the Company Board in between meetings of the shareholders of the Company if such individual does not meet the Required Director Criteria; or

(e)	appoint any individual, other than an individual currently serving as a director or executive officer of the Company, to serve as an executive officer of the Company or any of the Key Subsidiaries, including, without limitation, the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer or any executive officer in an equivalent position if such individual does not meet the Required Officer Criteria.

(2)	The Company covenants and agrees that, during the period from the date of this Amendment until the earlier of the End Date and the date that the Arrangement Agreement is terminated in accordance with its terms, it shall prepare and deliver to the Purchaser on the 12th Business Day of each month a reporting package consisting of: (a) a full set of financial statements prepared in accordance with U.S. GAAP, including Profit & Loss, Balance Sheet, Cash Flow, EBITDA, Interest Coverage Ratio, Consolidated EBITDA, Pro-Forma Revenue and Pro-Forma EBITDA for the preceding calendar month ended, (b) monthly treasury report showing all balances for cash and cash equivalents as of the last day of the preceding calendar month, (c) and capitalization table inclusive of all Securities issued and outstanding as of the last day of the preceding calendar month, including all New Options, Floating Options, New RSUs, Floating RSUs, New Compensation Options and Floating Compensation Options and other convertible securities along with relevant terms and exercise prices, and (d) a detailed summary of all expenditures made during the preceding calendar month and a comparison of such expenditures and all prior reported expenditures in reasonable detail to estimates set forth in the applicable Approved Business Plan.

(3)	The Company covenants and agrees that, during the period from the Acquisition Effective Time until the End Date, except: (i) as expressly required or permitted by this Amendment; or (ii) as required by applicable Law, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)	declare, set aside or pay any dividend or other distribution of any kind or nature (whether in cash, stock or property or any combination thereof) in respect of any securities, unless paid in respect of all Shares, in accordance with the Shares’ respective rights, dividends between two wholly-owned Subsidiaries and tax distributions from High Street to the extent permitted in the Tax Receivable Agreement, Tax Receivable Bonus Plan and/or the High Street Operating Agreement;

B-19

(b)	consolidate or merge into or with another Person or enter into any other similar business combination, including pursuant to any amalgamation, arrangement, recapitalization or reorganization, other than a consolidation, merger or other similar business combination of any wholly-owned Subsidiary of the Company into or with the Company or into or with another wholly-owned Subsidiary of the Company or an amalgamation or arrangement involving a Subsidiary of the Company with a another Person in connection with an acquisition permitted or approved pursuant to Section 2.2(1)(3)(c);

(c)	acquire any shares or similar equity interests, instruments convertible into or exchangeable for shares or similar equity interests, assets, businesses or operations with an aggregate value of more than US$250 million, in a single transaction or a series of related transactions;

(d)	amend its Constating Documents or, in the case of any Key Subsidiary which is not a corporation, its similar organizational documents;

(e)	not issue additional USCo2 Class B Shares or securities convertible, exchangeable or exercisable for or into USCo2 Class B Shares;

(f)	not issue additional High Street Units or securities convertible, exchangeable or exercisable for or into High Street Units for cash proceeds;

(g)	adopt any plan or proposal for a complete or partial liquidation, dissolution or winding up of the Company or any of its Subsidiaries (other than a liquidation, dissolution or wind-up of any such entity in connection with which all of such entity’s assets are transferred to the Company and/or one or more of its Subsidiaries) or any reorganization or recapitalization of the Company or any of its Subsidiaries or commence any case, proceeding or action seeking relief under any existing or future laws relating to bankruptcy, insolvency, conservatorship or relief of debtors;

(h)	sell, transfer, lease, pledge or otherwise dispose of any of its or any of its Subsidiaries’ assets, business or operations (in a single transaction or a series of related transactions, and excluding any sale, transfer, lease, pledge or disposition of assets, business or operations to the Company and/or one or more of its Subsidiaries) in the aggregate with a value of more than US$20 million;

(i)	enter into any agreement or arrangement that limits or otherwise restricts in any material respect the Company or any successor thereto or any Subsidiary, or that would, after the Effective Time, limit or restrict in any material respect the Company or any of its affiliates from competing in any manner;

(j)	knowingly take any action or fail to take any action which action or failure to act would result in the loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Entity to institute proceedings for the suspension, revocation or limitation of rights under, any material Authorizations necessary to conduct its businesses as now conducted or as proposed to be conducted that would cause a Company Material Adverse Effect, or fail to prosecute with commercially reasonable due diligence any pending applications to any Governmental Entities for material Authorizations as would reasonably be expected to have a Company Material Adverse Effect;

B-20

(k)	abandon or fail to diligently pursue any application for any licences, permits, Authorizations or registrations that would cause a Company Material Adverse Effect;

(l)	grant or commit to grant a licence or otherwise transfer abandon, or permit to become abandoned any Intellectual Property or exclusive rights in or in respect thereof that would reasonably be expected to have a Company Material Adverse Effect; or

(m)	authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

2.3	Additional Purchaser Covenants.

(1)	The Purchaser covenants and agrees that, notwithstanding anything contained in Section 4.1 of the Arrangement Agreement, the Company shall be permitted to cancel up to 3,500,000 New Options and 1,500,000 Floating Options (being the options issued in exchange for 5,000,000 Company Options pursuant the Amended Arrangement) that were previously granted by the Company and may issue new Floating Options to such Persons pursuant to the Amended Equity Incentive Plan, provided that:

(a)	such issuance by the Company is in compliance with the policies of the CSE, including the prohibition on granting new stock options to such Persons until 30 days have elapsed from the date of cancellation; and

(b)	such issuance shall be counted towards the maximum number of Floating Options that the Company is permitted to issue in accordance with Section 2.2(1)(a)(iii), being 3,700,000.

(2)	The Purchaser covenants and agrees that it shall cause the lender for the purposes of the Debenture to advance funds when the conditions to advance have been met from time to time, pursuant to the Debenture.

(3)	The Purchaser covenants and agrees that no breach, violation or failure to comply with, the terms of the Debenture shall cause the Company to fail to comply with any of its covenants under the Amendment.

(4)	The Purchaser covenants and agrees that, notwithstanding anything contained in Section 4.1 of the Arrangement Agreement or Section 2.5 hereof, the Company Board shall be permitted, in accordance with the terms of the Amended Company Incentive Plan, to accelerate the vesting of up to a maximum of 4,417,225 Company RSUs granted to the Specified Individuals in the event that either (i) the Company terminates the employment of the Specified Individual; or (ii) the Specified Individual resigns from any and all positions with the Company on or after the one year anniversary of the Amendment Date.

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(5)	The Purchaser covenants and agrees that, during the period from the date of this Amendment until the earlier of the Acquisition Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, in the event that the Purchaser, in accordance with Section 4.6 of the Arrangement Agreement, acquires or conditionally acquires (including when obtaining an option to acquire), whether on terms and conditions similar to the Amended Arrangement or otherwise, any other Person with operations in the United States (unless the operations of such Person are in material compliance with applicable Laws, as determined by the Purchaser, acting reasonably (including, for greater certainty, the Controlled Substances Act, 21 USC 801 et seq., as it applies to marijuana)) (a “Target Cannabis Operator”), the Purchaser shall, as a condition to closing such transaction, cause the Target Cannabis Operator to enter into a commercially reasonable management service agreement with the Company, on terms acceptable to the Company, acting reasonably, whereby the Company will receive a management fee from the Target Cannabis Operator, provided that:

(a)	if the Target Cannabis Operator and the Company cannot agree upon a commercially reasonable management service agreement, the Target Cannabis Operator shall pay a management fee calculated as [COMMERCIALLY SENSITIVE INFORMATION REDACTED] on Net Revenue to the Company; and

(b)	any management service agreement or royalty agreement between the Target Cannabis Operator and the Company shall provide for a termination right in favour of the Target Cannabis Operator following the occurrence or waiver of the Triggering Event Date by the Purchaser;

provided that this Section 2.3(5) shall terminate and cease to apply in the event that Section 4.6(1), Section 4.6(2) and Section 4.6(3) of the Arrangement Agreement are terminated in accordance with Section 4.6(4) of the Arrangement Agreement.

(6)	Notwithstanding anything contained in Section 4.6 of the Arrangement Agreement or in this Amendment:

(a)	the Purchaser shall be permitted to acquire or conditionally acquire any Person that:

(i)	is not in violation of the Controlled Substances Act, 21 USC 801 et seq., as it applies to marijuana; or

(ii)	otherwise operates in a manner that does not violate the Controlled Substances Act, 21 USC 801 et seq., as it applies to marijuana;

(b)	for the purposes of Section 4.6 of the Arrangement Agreement and Section 2.3(5) and Section 2.3(6) of this Amendment, the Parties agree that activities involving cannabinoids derived from hemp (hemp as defined in U.S. federal law) shall not breach the covenants of the Purchaser set forth in Section 4.6 of the Arrangement Agreement and Section 2.3(5) and Section 2.3(6) of this Amendment, nor shall licensing arrangements related to use of product-based intellectual property including, but not limited to, vape-filling or beverage-based IP; and

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(c)	the Company acknowledges that lack of regulation shall be deemed to be in compliance with applicable Laws.

(7)	The Purchaser hereby confirms that, to the knowledge of the Purchaser, as of the date hereof, there is no fact or circumstance that would cause the Acquisition Closing Conditions to fail to be satisfied and, the Purchaser hereby covenants and agrees that the Purchaser shall not be entitled to refuse to consummate the Acquisition or make a claim for damages against the Company or any of its Subsidiaries on the basis of any facts existing on, or prior to, the date hereof that are within the knowledge of the Purchaser on the date hereof.

2.4	Board Rights.

(1)	After the resignation or termination, as applicable, of the directors and officers of the Company and its Subsidiaries effective as at the Acquisition Effective Time in accordance with Section 4.11 of the Arrangement Agreement, the Purchaser shall be entitled to designate all replacement directors and officers of the Company and its Subsidiaries to fill all such vacancies.

(2)	During the period from the Acquisition Effective Date until the End Date, the Purchaser shall have the right to nominate a majority of the Persons for election to serve as directors on the Company Board (the “Board Nominees”).

(3)	The Company shall provide written notice to the Purchaser not less than 20 days prior to the record date for shareholders of the Company to receive notice of a shareholders meeting at which directors will be elected to the Company Board. Such notice will include a reasonably detailed request for information regarding any Board Nominees that the Purchaser may be entitled to nominate in accordance with the terms of this Amendment that is required to be included in a proxy statement of the Company in respect of the meeting. At least 45 days before such meeting, the Purchaser will deliver to the Company, in writing, the names of the Board Nominees together with the information regarding such Board Nominees requested by the Company in accordance with the preceding sentence (the “Nomination Letter”). If the Purchaser fails to deliver the Nomination Letter to the Company at least 45 days before the Company’s shareholders meeting, the Purchaser shall be deemed to have nominated the same Board Nominee(s) that serve as directors of the Company at such time (and only such individuals).

(4)	The Company shall cause the Board Nominee(s) to be included in the slate of nominees proposed by the Company to the shareholders for election as directors at each meeting of the shareholders at which directors are to be elected to the Company Board.

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(5)	The Company shall use commercially reasonable efforts to cause the election of the Board Nominee(s) to the Company Board, including soliciting proxies in favour of the election of the Board Nominee(s); provided, however, that the Company shall not be required to engage a proxy solicitation agent or otherwise spend out-of-pocket amounts in respect of the foregoing unless the Purchaser previously provides the Company with sufficient amounts to cover such expenses.

(6)	If any Board Nominee ceases to hold office as a director of the Company for any reason, the Purchaser shall be entitled to nominate an individual to replace him or her and the Company shall promptly take all reasonable steps as may be necessary to appoint such individual to the Company Board to replace the Board Nominee who has ceased to hold office.

(7)	The Company covenants and agrees with the Purchaser that, upon any Board Nominee’s election to the Company Board, the Company shall provide such Board Nominee with an indemnity on terms at least as favourable to such Board Nominee as those provided to all other members of the Company Board and the Company shall ensure that such Board Nominee has the benefit of any director or officer insurance policy in effect for the Company, such benefits to be at least as favourable as those available to all other members of the Company Board.

2.5	Approved Business Plan.

(1)	Not later than 45 days before the commencement of each fiscal quarter, the Company shall prepare and submit to the Purchaser a Business Plan for such quarter that complies with the Mandatory Requirements and the Initial Approved Business Plan.

(2)	The Company shall conduct, and cause the Subsidiaries to conduct, their respective operations, incur expenses and purchase assets in accordance with the then applicable Approved Business Plan. In the event that there is a Failure to Perform as determined on the Acquisition Date, such breach shall be considered to have a material adverse impact on the Company for the purposes of Section 6.2(2)(h) of the Arrangement Agreement. The occurrence of an Interim Failure to Perform or a breach of the first sentence of this Section 2.5(2) will not be considered to have a material adverse impact on the Company for the purposes of Section 6.2(2)(h) of the Arrangement Agreement and, the Purchaser acknowledges and agrees that an Interim Failure to Perform shall not constitute a breach of, or event of default under, the Debenture.

(3)	The Purchaser hereby consents pursuant to Section 4.1(3)(f) of the Arrangement Agreement to any disposition of assets of the Company or any of the Subsidiaries that is completed in accordance with the Initial Approved Business Plan during the period from the date of this Amendment until the earlier of the Acquisition Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms.

(4)	The Chief Executive Officer of the Company shall have authority to approve all minor changes and modifications to any Approved Business Plan and all Contracts awarded thereunder that are, in the Chief Executive Officer’s good faith judgment, reasonable and prudent under the circumstances and that do not materially change the overall nature or scope of operations contemplated under such Approved Business Plan. The Company shall promptly inform the Purchaser of each such minor change or modification to an Approved Business Plan that the Chief Executive Officer has made or approved in accordance with this Section 2.5(4).

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(5)	The Company shall promptly notify the Purchaser of any reasonably anticipated overruns in excess of the expenditures authorized in an Approved Business Plan (including contingency expenditures) by more than 20%. The Company shall not incur expenditures (on a consolidated basis) in any quarter in excess of 120% of the amount set forth in the Approved Business Plan for that quarter.

(6)	In the event of an Interim Failure to Perform, then notwithstanding any other provision of this Amendment or the Arrangement Agreement, following receipt by the Company of written notice therefrom from the Purchaser and until such time as such non-compliance is cured by the Company and the Subsidiaries, as applicable:

(a)	the Company shall not:

(i)	issue any Shares or securities convertible, exchangeable or exercisable for or into Shares, including any Securities or High Street Units, other than (A) any Shares issuable upon the conversion, exchange or exercise of any Securities or High Street Units that are issued and outstanding at such time; and (B) pursuant to any contractual commitments outstanding at such time;

(ii)	enter into any Contract in respect of Company Debt, except in respect of trade payables or similar obligations incurred in the Ordinary Course of business;

(iii)	grant any New Options or Floating Options; or

(iv)	make any payment of fees owing to members of the Company Board;

(b)	the Company and its Subsidiaries shall not:

(i)	make any short-term incentive or bonus payment to any Company Employee;

(ii)	enter into any Contract with respect to the disposition of any assets other than inventory in the Ordinary Course of business;

(iii)	enter into any Contract with respect to any business combination, merger or acquisition of assets (other than assets acquired in the Ordinary Course of business);

(iv)	make any new capital investments or incur any new capital expenditures; or

(v)	increase the number of Company Employees that have a base salary of US$150,000 or more or more than five full time employees that would be included in the Company’s corporate overhead expenditures;

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(clauses (a), (b) and (c) above, collectively, the “Austerity Measures”).

(7)	The occurrence of a Material Failure to Perform shall be considered a breach of a material term of the Arrangement Agreement that is incapable of being cured and Section 4.6(1), Section 4.6(2) and Section 4.6(3) of the Arrangement Agreement shall terminate in accordance with Section 4.6(4) of the Arrangement Agreement, provided; however, that the Purchaser acknowledges and agrees that any Material Failure to Perform shall not have a material adverse impact on the Company for the purposes of Section 6.2(2)(h) of the Arrangement Agreement.

(8)	Notwithstanding Section 2.5(6), in the case of a Force Majeure Event, the Austerity Measures shall not apply for a period of 90 days after the date that the Purchaser provides written notice to the Company that a Business Plan is not in compliance with the Mandatory Requirements or the Company and the Subsidiaries are not in compliance with an Approved Business Plan.

(9)	During the period from the Acquisition Effective Date until the End Date, not later than 45 days before the commencement of each fiscal quarter, the Company shall prepare and submit to the Purchaser for approval, such approval not to be unreasonably withheld, conditioned or delayed, a proposed Business Plan for the next quarter. The Purchaser shall use commercially reasonable efforts to approve each Business Plan at least 30 days prior to the commencement of the applicable quarter in respect of which such Business Plan is to be adopted, and if the Purchaser fails to do so it will be deemed to have approved such Business Plan.

2.6	Audit & Inspection Rights.

(1)	During the period from the Acquisition Effective Date until the End Date, the Company shall permit, and cause each of its Subsidiaries to permit, the Purchaser and its employees, agents and designees to enter upon, inspect and audit each of their respective properties, assets, books and records from time to time, at reasonable times during normal business hours and upon reasonable notice; provided that any such inspection shall be at the sole expense of the Purchaser.

(2)	During the period from the Acquisition Effective Date until the End Date, the Company shall provide, and cause each of its Subsidiaries to provide, reasonable access upon reasonable notice during normal business hours, to the Company’s and its Subsidiaries’ executive management so that the Purchaser may conduct reasonable investigations relating to the information provided by the Company pursuant to the Arrangement Agreement and this Amendment as well as to the internal controls and operations of the Company and its Subsidiaries.

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2.7	Pre-Emptive Rights.

(1)	During the period from the Acquisition Effective Date until the End Date, the Company hereby grants to the Purchaser the right (the “Pre-Emptive Right”) to purchase, directly or indirectly, from time to time, upon the occurrence of any Issuance Event up to such number of Securities issuable or deliverable in connection with such Issuance Event on the same terms and conditions as those issuable in connection with the Issuance Event (the “Pre-Emptive Right Securities”) which will, when added to the Shares beneficially owned by the Purchaser immediately prior to such Issuance Event, result in the Purchaser beneficially owning the Original Percentage after giving effect to the issuance of all Shares to be issued or issuable (including pursuant to the exercise, conversion or exchange of Convertible Securities) in connection with such Issuance Event. In the event that an Issuance Event consists of an issuance or delivery of both Shares and Convertible Securities, the Pre-Emptive Right Securities shall be allocated to the Purchaser between Shares and Convertible Securities on the same pro rata basis as are allocated to subscribers or participants in respect of such Issuance Event.

(2)	During the period from the Acquisition Effective Date until the End Date, the Company shall provide to the Purchaser written notice (an “Issuance Event Notice”) as soon as practicable and in any event at least five Business Days prior to the earlier of (i) the Company entering into an agreement to issue, distribute or offer Securities pursuant to an Issuance Event, or (ii) the issuance of a press release or other public disclosure of an intended Issuance Event.

(3)	Each Issuance Event Notice shall include the number of Pre-Emptive Right Securities which the Purchaser shall be entitled to purchase as a result of the applicable Issuance Event, a calculation demonstrating how such number was determined, the price per Security to be issued pursuant to the Issuance Event, the expected closing date, to the extent known at such time, and the terms and conditions of the Pre-Emptive Right Securities, if other than Shares.

(4)	If the Purchaser wishes to exercise the Pre-Emptive Right in respect of a particular Issuance Event, the Purchaser shall give written notice to the Company (the “Exercise Notice”) of the exercise of such right and of the number of Pre-Emptive Right Securities that the Purchaser wishes to purchase (i) subject to (ii) below, within five Business Days following the receipt by the Purchaser of the Issuance Event Notice; or (ii) notwithstanding (i), in the event that the Issuance Event is a “bought deal” public offering to be completed by way of a short form prospectus (A) no later than 7:00 a.m. (eastern time) on the Business Day immediately following the date on which the Issuance Event Notice is received, provided it is received prior to 5:00 p.m. (eastern time) on such Business Day, or (B) no later than 5:00 p.m. (eastern time) on the Business Day immediately following the date on which the Issuance Event Notice is received, in the event it is received after 5:00 p.m. (in each of the aforementioned cases, the “Notice Period”), provided that where the Purchaser fails to provide an Exercise Notice within the time period specified in (ii) above but within the time period specified in (i) above, the Company shall, if requested by the Purchaser and subject to the receipt of all required regulatory approvals, sell such Pre-Emptive Right Securities to the Purchaser on a private placement basis as soon as reasonably practicable following or concurrent with the closing of such Issuance Event. If the Purchaser does not exercise the Pre-Emptive Right, the Company may during the 60 day period following the end of the Notice Period proceed to implement the Issuance Event materially on the same terms (or on better terms to the Company) as were made available to the Purchaser and if the Issuance Event is not so implemented within the said 60 day period, the Company must again meet its obligations under this Section 2.7.

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(5)	If the Company receives an Exercise Notice within the Notice Period, then the Company shall, subject to the receipt and continued effectiveness of all required regulatory approvals, which approvals the Company shall use all commercially reasonable efforts to promptly obtain (such efforts to include applying for any necessary price protection confirmations or seeking Shareholder approval (if required) in the manner described below) and the closing of the relevant Issuance Event, issue to the Purchaser, against payment of the price payable in respect thereof, that number of Pre-Emptive Right Securities set forth in the Exercise Notice.

(6)	If the Company is required, under applicable Laws to seek Shareholder approval for the issuance of the Pre-Emptive Right Securities to the Purchaser, then the Company shall call and hold a meeting of its Shareholders to consider (and the Company shall recommend that Shareholders vote in favour of) the issuance of the Pre-Emptive Right Securities to the Purchaser, or at its option get written consent, if permitted, as soon as reasonably practicable and in any event such meeting shall be held within 65 days after the date that the Company is advised that it will require Shareholder approval. The Company shall solicit proxies from Shareholders for use at such meeting to obtain such approval; provided, however, that the Company shall not be required to engage a proxy solicitation agent or otherwise spend out-of-pocket amounts in respect of the foregoing unless the Purchaser previously provides the Company with sufficient amounts to cover such expenses. The record date for voting at such Shareholder meeting shall be a date that is prior to the first closing date of the Issuance Event (if the Company closes all or any part of the Issuance Event prior to obtaining Shareholder approval) unless the Company receives a voting agreement from each subscriber that acquires Securities pursuant to the Issuance Event prior to obtaining Shareholder approval pursuant to which voting agreement such subscriber agrees to vote in favour of the resolution approving the issuance of the Pre-Emptive Right Securities to the Purchaser. Subject to compliance with the above, the Company may close the Issuance Event prior to obtaining Shareholder approval.

2.8	Top-Up Right.

(1)	During the period from the Acquisition Effective Date until the End Date, the Purchaser shall have a right (the “Top-Up Right”) to subscribe for Shares in respect of any Top-Up Securities that the Company may, from time to time, issue, subject to any stock exchange requirements as may then be applicable. In the event that any stock exchange approval is required in order for the Purchaser to exercise a Top-Up Right, the Company shall use its commercially reasonable efforts to obtain such approval. The number of Shares that may be subscribed for by the Purchaser pursuant to a Top-Up Right shall be equal to up to the Original Percentage (as determined at the start of the applicable quarter during which such Top-Up Securities are issued) expressed as a percentage of the Top-Up Securities. The term “Top-Up Securities” shall mean any Shares and/or Convertible Securities issued by the Company:

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(a)	on the exercise, conversion or exchange of Convertible Securities issued and outstanding prior to the Acquisition Effective Date or on the exercise, conversion or exchange of Convertible Securities issued after the Acquisition Effective Date in compliance with the Amended Equity Incentive Plan;

(b)	in connection with any Contract for Company Debt;

(c)	in connection with bona fide acquisitions (including acquisitions of assets or rights under a license or otherwise), mergers, arrangements, reorganizations or similar business combination transactions or joint ventures undertaken and completed by the Company; or

in all cases, other than Pre-Emptive Right Securities.

(2)	The Top-Up Right may be exercised on a quarterly basis as set out in Section 2.8(5). Any dilution to the Original Percentage resulting from the issuance of Top-Up Securities during a fiscal quarter of the Company will be disregarded for purposes of determining whether the Purchaser has maintained 35% of the Shares.

(3)	The Top-Up Right shall be effected through subscriptions for Shares by the Purchaser at a price per Share equal to the volume weighted average price of the Shares on the stock exchange on which the Shares are primarily traded (as determined by volume) for the five trading days preceding the delivery of the Top-Up Right Acceptance Notice by the Purchaser.

(4)	In the event that any exercise of a Top-Up Right shall be subject to the approval of the Shareholders, the Company shall use its commercially reasonable efforts to cause the approval of such Top-Up Right at the next meeting of Shareholders that is convened by the Company in order to allow the Purchaser to exercise its Top-Up Right. The Company shall solicit proxies from Shareholders for use at such meeting to obtain such approval; provided, however, that the Company shall not be required to engage a proxy solicitation agent or otherwise spend out-of-pocket amounts in respect of the foregoing unless the Purchaser previously provides the Company with sufficient amounts to cover such expenses.

(5)	Within 30 days following the end of each fiscal quarter of the Company, the Company shall send a written notice to the Purchaser (the “Top-Up Right Offer Notice”) specifying: (i) the number of Top-Up Securities issued during such fiscal quarter; (ii) the total number of the then issued and outstanding Shares (which shall include any securities to be issued to Persons having similar participation rights); and (iii) the Original Percentage (based on the publicly reported ownership figures of the Purchaser at the start of the applicable quarter during which such Top-Up Securities are issued and the number of issued and outstanding Shares in (ii) above) assuming the Purchaser did not exercise its Top-up Right.

(6)	The Purchaser shall have 60 days from the date of the Top-Up Right Offer Notice (the “Top-Up Right Notice Period”) to notify the Company in writing (the “Top-Up Right Acceptance Notice”) of the exercise, in full or in part, of its Top-Up Right. The Top-Up Right Acceptance Notice shall specify (i) the number of Shares subscribed for by the Purchaser pursuant to the Top-Up Right; and (ii) the subscription price calculated in accordance with Section 2.8(3). If the Purchaser gives a Top-Up Right Acceptance Notice, the sale of the Securities to the Purchaser pursuant to the Top-Up Right shall be completed as soon as reasonably practicable thereafter.

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Article 3
TERM AND TERMINATION

3.1	Term.

This Amendment shall be effective from the date hereof until the termination of the Arrangement Agreement, as amended hereby.

Article 4
General Provisions

4.1	Ratification and Confirmation.

The Arrangement Agreement, as amended hereby, remains in full force and effect, and as amended hereby is hereby ratified and confirmed. Provisions of the Arrangement Agreement that have not been amended or terminated by this Amendment remain in full force and effect, unamended. All rights and liabilities that have accrued to any Party under the Arrangement Agreement up to the date of this Amendment remain unaffected by this Amendment.

4.2	Expenses.

All out-of-pocket third party transaction expenses incurred in connection with this Amendment and the transactions contemplated hereunder shall be paid by the Party incurring such expenses, whether or not the Amended Arrangement is consummated.

4.3	Notices.

Any notice, or other communication given regarding the matters contemplated by this Amendment (must be in writing, sent by personal delivery, courier or electronic mail) and addressed:

(a) to the Purchaser at:

Canopy Growth Corporation
1 Hershey Drive
Smiths Falls, Ontario K7A 0A8

Attention: David Klein
Email: [PERSONAL INFORMATION REDACTED]

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with copies (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP
Suite 2100, Scotia Plaza
40 King Street West
Toronto, Ontario M5H 3C2

Attention: Jonathan Sherman
Email: jsherman@cassels.com

and

Attention: Jamie Litchen
Email: jlitchen@cassels.com

(b) to the Company at:

Acreage Holdings, Inc.
366 Madison Avenue, 11th Floor
New York, New York 10017

Attention: James Doherty, General Counsel
Email: [PERSONAL INFORMATION REDACTED]

with copies (which shall not constitute notice) to:

DLA Piper (Canada) LLP
Suite 6000, 1 First Canadian Place
Toronto, Ontario M5X 1E2

Attention: Robert Fonn
Email: robert.fonn@dlapiper.com

and

Attention: Russel W. Drew
Email: russel.drew@dlapiper.com

and

Cozen O’Connor
One Liberty Place, 1650 Market Street Suite 2800
Philadelphia, Pennsylvania 19103

Attention: Joseph C. Bedwick
Email: JBedwick@cozen.com

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Any notice or other communication is deemed to be given and received (i) if sent by personal delivery, same day courier or electronic mail, on the date of delivery if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day or (ii) if sent by overnight courier, on the next Business Day. A Party may change its address for service from time to time by providing a notice in accordance with the foregoing. Any subsequent notice or other communication must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a notice will be assumed not to be changed. Sending a copy of a notice or other communication to a Party’s legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to legal counsel does not invalidate delivery of that notice or other communication to a Party.

4.4	Time of the Essence.

Time is of the essence in this Amendment.

4.5	Injunctive Relief.

The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Amendment were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to specific performance and injunctive and other equitable relief to prevent breaches of this Amendment, and to enforce compliance with the terms of this Amendment without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which the Parties may be entitled at law or in equity.

4.6	Third Party Beneficiaries.

The Company and the Purchaser intend that this Amendment will not benefit or create any right or cause of action in favour of any Person, other than the Parties and that no Person, other than the Parties, shall be entitled to rely on the provisions of this Amendment in any action, suit, proceeding, hearing or other forum.

4.7	Waiver.

No waiver of any of the provisions of this Amendment will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Amendment will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.

4.8	Public Disclosure.

If either of the Parties determines that it is required to publish or disclose the text of this Amendment in accordance with applicable Law, it shall provide the other Party with an opportunity to propose appropriate additional redactions to the text of this Amendment, and the disclosing Party hereby agrees to accept any such suggested redactions to the extent permitted by applicable Law. If a Party does not respond to a request for comments within 48 hours (excluding days that are not Business Days) or such shorter period of time as the requesting Party has determined is necessary in the circumstances, acting reasonably and in good faith, the Party making the disclosure shall be entitled to issue the disclosure without the input of the other Party.

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4.9	Entire Agreement.

The Arrangement Agreement, as amended herein, and the documents referred to herein, including the Proposal Agreement and the Amended Plan of Arrangement and the documents delivered in connection with the execution thereof, constitutes the entire agreement between the Parties with respect to the transactions contemplated by the Arrangement Agreement as amended hereby and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Amendment, except as specifically set forth in such documents.

4.10	Successors and Assigns.

(1)	This Amendment becomes effective only when executed by the Company and the Purchaser. After that time, it will be binding upon and enure to the benefit of the Company, the Purchaser and their respective successors and permitted assigns.

(2)	Neither this Amendment nor any of the rights or obligations under this Amendment are assignable or transferable by any Party without the prior written consent of the other Party.

4.11	Severability.

If any provision of this Amendment is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision will be severed from this Amendment and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

4.12	Governing Law.

(1)	This Amendment will be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(2)	Each Party irrevocably attorns and submits to the exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

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4.13	Rules of Construction.

The Parties to this Amendment waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the Party drafting such agreement or other document.

4.14	No Personal Liability.

No director or officer of the Purchaser or any of its Subsidiaries shall have any personal liability whatsoever to the Company under this Amendment or any other document delivered in connection with the transactions contemplated hereby on behalf of the Purchaser or any of its Subsidiaries. No director or officer of the Company or any of its Subsidiaries shall have any personal liability whatsoever to the Purchaser under this Amendment or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company or any of its Subsidiaries.

4.15	Language.

The Parties expressly acknowledge that they have requested that this Amendment and all ancillary and related documents thereto be drafted in the English language only. Les parties aux présentes reconnaissent avoir exigé que la présente entente et tous les documents qui y sont accessoires soient rédigés en anglais seulement.

4.16	Counterparts.

This Amendment may be executed in counterparts (including counterparts by facsimile) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Amendment, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF the Purchaser and the Company have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

CANOPY GROWTH CORPORATION

By:
Name:
Title:

ACREAGE HOLDINGS, INC.

By:
Name:
Title:

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SCHEDULE A

AMENDED AND RESTATED PLAN OF ARRANGEMENT

(Please see Appendix C)

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SCHEDULE B

INITIAL APPROVED BUSINESS PLAN

[COMMERCIALLY SENSITIVE INFORMATION REDACTED]

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APPENDIX “C” -
AMENDED PLAN OF ARRANGEMENT

AMENDED PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9

OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Article 1

INTERPRETATION

1.1	Certain Rules of Interpretation.

Unless indicated otherwise, where used in this Amended Plan of Arrangement, capitalized terms used but not defined shall have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):

“Acquisition” means (i) the acquisition by the Purchaser of the issued and outstanding New Subordinate Shares following the exercise or deemed exercise of the Purchaser Call Option; and (ii) if applicable, the concurrent acquisition by the Purchaser of the issued and outstanding Floating Shares pursuant to the Floating Call Option.

“Acquisition Closing Conditions” means the Company Acquisition Closing Conditions and the Purchaser Acquisition Closing Conditions.

“Acquisition Closing Outside Date” means the Purchaser Call Option Expiry Date, or, if (i) the Purchaser Call Option is exercised, or (ii) a Triggering Event Date occurs prior to the Purchaser Call Option Expiry Date, the date that is 12 months following such exercise of the Purchaser Call Option or Triggering Event Date, as applicable; provided that:

(a)	if the exercise of the Purchaser Call Option or Triggering Event Date has occurred prior to the Purchaser Call Option Expiry Date and the reason the Acquisition Date has not occurred prior to the Acquisition Closing Outside Date is because all of the Regulatory Approvals included in the Acquisition Closing Conditions (which, for certainty, does not include those Regulatory Approvals, the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect (as defined in the Arrangement Agreement)) have not been satisfied or waived and, at such Acquisition Closing Outside Date, the Party responsible for obtaining such outstanding Regulatory Approvals is continuing to use good faith reasonable commercial efforts to obtain such Regulatory Approvals and there is a reasonable prospect that such Regulatory Approvals will be received, then the Acquisition Closing Outside Date shall automatically be extended to the date that is two Business Days following the date all such outstanding Regulatory Approvals are received or waived; or

(b)	if the exercise of the Purchaser Call Option or Triggering Event Date has occurred prior to the Purchaser Call Option Expiry Date and the reason the Acquisition Date has not occurred prior to the Acquisition Closing Outside Date is because all of the Purchaser Acquisition Closing Conditions included in the Acquisition Closing Conditions have not been satisfied or waived, then the Acquisition Closing Outside Date shall automatically be extended to the date that is the earliest of (i) two Business Days following the date all such outstanding Purchaser Acquisition Closing Conditions are satisfied or waived, or (ii) the date on which the Purchaser, acting reasonably, determines that there is no longer a reasonable prospect that such outstanding Purchaser Acquisition Closing Conditions will be satisfied or waived.

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“Acquisition Date” means the date specified in a Purchaser Call Option Exercise Notice or Triggering Event Notice delivered in accordance with the terms of the Purchaser Call Option and the Floating Call Option, if applicable, on which the closing of the purchase and sale of the Purchaser Call Option Shares pursuant to the Purchaser Call Option is to occur and the Floating Shares pursuant to the Floating Call Option, if applicable; provided that notwithstanding the foregoing, if the Acquisition Closing Conditions are not satisfied or waived prior to such date, the Acquisition Date shall automatically be extended, without any further action by any Person, to the date that is two Business Days following the satisfaction or waiver of the Acquisition Closing Conditions; provided further that under no circumstances shall the Acquisition Date be a date that is after the Acquisition Closing Outside Date.

“Acquisition Effective Time” means 12:01 a.m. (Vancouver time) on the Acquisition Date, or such other time on the Acquisition Date as the Parties agree to in writing before the Acquisition Date.

“Aggregate Floating Consideration” means (i) the aggregate number of Purchaser Shares to be issued and the aggregate amount of cash to be paid pursuant to the Floating Call Option as determined by the Purchaser in accordance with Section 3.3; and (ii) the aggregate number of Purchaser Shares issuable pursuant to Replacement Options, Replacement Compensation Options and Replacement RSUs that are issued in exchange for Floating Options and the aggregate amount of cash to be paid in exchange for such securities.

“Aggregate Amendment Option Payment” means US$37,500,024.

“Alternate Consideration” has the meaning specified in Section 1.1 of the Arrangement Agreement.

“Alternate Floating Consideration” means the number of shares or other securities or property (including cash) that a Floating Shareholder would have been entitled to receive on a Purchaser Change of Control, if, at the effective time of such Purchaser Change of Control, such Floating Shareholder had been the registered holder of that number of Purchaser Shares which the Floating Shareholder would otherwise have been entitled to receive in exchange for its Floating Shares pursuant to the Amended Arrangement if the Acquisition Date and the steps referred to in Section 3.2 of the Plan of Arrangement had been completed effective immediately prior to the effective time of the Purchaser Change of Control; provided that, for the purposes of determining the number of Purchaser Shares which the Floating Shareholder would otherwise have been entitled to receive in exchange for its Floating Shares, “B” in the formula of the Floating Rate shall be calculated by reference to (i) the volume weighted average trading price expressed in US$ of the securities of the acquiror in connection with such Purchaser Change of Control on the stock exchange on which the securities are primarily traded (as determined by volume) for the 30 trading day period immediately prior to the Floating Rate Date; multiplied by (ii) the Purchaser Change of Control Valuation.

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“Amended Arrangement” means an arrangement under Section 288 of the BCBCA on the terms and subject to the conditions set out in this Amended Plan of Arrangement, subject to any amendments or variations to this Amended Plan of Arrangement made in accordance with the terms of the Amendment or Section 6.1 of this Amended Plan of Arrangement or made at the direction of the Court in the Amendment Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

“Amended Equity Incentive Plan” means the Company’s amended and restated omnibus equity plan approved by the Company Shareholders at the Meeting, which will become effective as contemplated in this Amended Plan of Arrangement.

“Amended Options In-The-Money Amount” means, in respect of the New Options and Floating Options, the amount, if any, determined immediately after the exchange in Section 3.2(f), by which the aggregate of the Fair Market Value of the Company Subordinate Voting Shares that a holder of New Options and Floating Options had been entitled to acquire on exercise of the Company Options immediately prior to the exchange of Company Options for New Options and Floating Options pursuant to Section 3.2(f) exceeds the aggregate of the exercise prices payable to acquire such New Subordinate Shares and Floating Shares at that time.

“Amended Plan of Arrangement” means this amended and restated plan of arrangement and any amendments or variations made in accordance with Section 6.1 of this Amended Plan of Arrangement or made at the direction of the Court in the Amendment Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

“Amendment” means the second amendment to the Arrangement Agreement approved by Company Shareholders and to become effective at the Amendment Time.

“Amendment Date” means the date on which the Required Filings are filed with the Registrar in accordance with the terms of the Amendment.

“Amendment Final Order” means the final order of the Court approving the Amended Arrangement under Section 291 of the BCBCA, in a form acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Amended Arrangement.

“Amendment Interim Order” means the interim order of the Court dated [●], 2020, after being informed of the intention of the Parties to rely upon the exemption from registration under Section 3(a)(10) of the U.S. Securities Act with respect to the Issued Securities issued pursuant to the Amended Arrangement.

“Amendment Option Payment” means an amount, in US$, calculated to six decimal places, determined when (a) the Aggregate Amendment Option Payment, is divided by (b) the sum of (i) the number of Company Subordinate Voting Shares outstanding immediately prior to the Amendment Time (excluding any such shares held by any Excluded Company Shareholder), (ii) the number of Company Proportionate Voting Shares outstanding immediately prior to the Amendment Time (excluding any such shares held by any Excluded Company Shareholder), multiplied by 40; (iii) the number of Company Multiple Voting Shares outstanding immediately prior to the Amendment Time (excluding any such shares held by any Excluded Company Shareholder); (iv) the number of Company Subordinate Voting Shares which the Amendment Time High Street Holders are entitled to receive upon exchange of their Common Membership Units; and (v) the number of Company Subordinate Voting Shares which the Amendment Time USCo2 Class B Holders are entitled to receive upon exchange of their USCo2 Class B Shares.

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“Amendment Time” means 12:01 a.m. (Vancouver time) on the Amendment Date, or such other time on the Amendment Date as the Parties agree to in writing before the Amendment Date.

“Amendment Time Company Shareholder” means a Person who is a Company Shareholder (other than an Excluded Company Shareholder) immediately prior to the Amendment Time.

“Amendment Time High Street Holder” means a Person who is a High Street Holder immediately prior to the Amendment Time.

“Amendment Time USCo2 Class B Holder” means a Person who is a USCo2 Class B Holder immediately prior to the Amendment Time.

“Arrangement Agreement” means the arrangement agreement dated as of April 18, 2019, as amended on May 15, 2019 and the date hereof pursuant to the Amendment, between the Purchaser and the Company, including the schedules and exhibits thereto, as the same may be further amended, supplemented or restated.

“BCBCA” means the Business Corporations Act (British Columbia).

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are generally closed for business in Toronto, Ontario or Vancouver, British Columbia or New York, New York, as the context requires.

“Capital Reorganization” has the meaning specified in Section 3.2(e).

“Cash Proportion” has the meaning specified in Section 3.3(c).

“Circular” means the notice of the Meeting and accompanying proxy statement, including all schedules, appendices and exhibits to, and information incorporated by reference in, such proxy statement, sent to the Company Shareholders in connection with the Meeting.

“Common Membership Units” means the common membership units of High Street outstanding from time to time, other than common membership units held by Acreage Holdings America, Inc. and USCo2.

“Company” means Acreage Holdings, Inc., a corporation organized under the BCBCA and treated as a “domestic corporation” for U.S. federal income tax purposes.

“Company Acquisition Closing Conditions” has the meaning specified in Section 1.1 of the Arrangement Agreement.

“Company Canadian Shareholder” means a Person (other than the Purchaser) who is a Shareholder at the Acquisition Effective Time and who has indicated in the Letter of Transmittal (or in such other document or form, or in such other manner, as may be specified in the Circular) that the Shareholder is (i) resident in Canada for purposes of the Tax Act, or (ii) a “Canadian partnership” as defined in the Tax Act.

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“Company Compensation Option Holder” means a holder of one or more Company Compensation Options.

“Company Compensation Options” means the compensation options and the warrants of the Company which are outstanding as of the Amendment Time.

“Company Multiple Voting Shares” means the shares of the Company designated as Class C multiple voting shares, each convertible into one Company Subordinate Voting Share and each entitling the holder thereof to 4,300 votes per share at shareholder meetings of the Company.

“Company Non-U.S. Shareholder” means a Shareholder (other than the Purchaser) that is not a Company U.S. Shareholder.

“Company Option In-The-Money-Amount” in respect of a Company Option means the amount, if any, determined immediately before the Amendment Time, by which the total Fair Market Value of the Company Subordinate Voting Shares that a holder is entitled to acquire on exercise of the Company Option, exceeds the aggregate exercise price payable to acquire such Company Subordinate Voting Shares at that time.

“Company Optionholder” means a holder of Company Options.

“Company Options” means the options to purchase Company Subordinate Voting Shares issued pursuant to the Amended Equity Incentive Plan prior to the Amendment Time, which are outstanding as of the Amendment Time.

“Company Proportionate Voting Shares” means the shares of the Company designated as Class B proportionate voting shares, each convertible into 40 Company Subordinate Voting Shares and each entitling the holder thereof to 40 votes per share at shareholder meetings of the Company.

“Company RSUs” means the restricted share units that may be settled by the Company in either cash or Company Subordinate Voting Shares which are outstanding as of the Amendment Time.

“Company RSU Holders” means the holders of Company RSUs.

“Company Securities” means, collectively, Company Shares, Company Options, Company RSUs and Company Compensation Options.

“Company Share” means a share of the Company, and includes the Company Subordinate Voting Shares, the Company Proportionate Voting Shares and the Company Multiple Voting Shares.

“Company Shareholder” means a registered or beneficial holder of one or more Company Shares, as the context requires.

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“Company Subordinate Voting Shares” means the shares of the Company designated as Class A subordinate voting shares, each entitling the holder thereof to one vote per share at shareholder meetings of the Company.

“Company U.S. Shareholder” means a Shareholder (other than the Purchaser or a Company Canadian Shareholder) that is a “United States person” within the meaning of Section 7701(a)(30) of the U.S. Tax Code.

“Consideration Shares” means Purchaser Shares to be received by Shareholders (other than the Purchaser) pursuant to Section 3.2(n)(iii), Section 3.2(n)(iv) or Section 3.2(n)(vi)(F).

“Court” means the Supreme Court of British Columbia.

“CSE” means Canadian Securities Exchange.

“Depositary” means Computershare Trust Company of Canada, or any other depositary or trust company, bank or financial institution as the Purchaser may appoint to act as depositary with the approval of the Company, acting reasonably, for the purpose of, among other things, exchanging certificates representing Shares for Consideration Shares in connection with the Amended Arrangement.

“Dissent Rights” has the meaning specified in Section 4.1.

“Dissenting Company Shareholder” means a registered holder of Company Shares who has properly exercised its Dissent Rights in respect of the Resolution in accordance with Section 4.1 and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights and who is ultimately determined to be entitled to be paid the fair value of his, her or its Company Shares.

“Dissenting Shares” means the Company Shares held by Dissenting Company Shareholders in respect of which such Dissenting Company Shareholders have given Notice of Dissent.

“Eligible Company Canadian Shareholder” means a Company Canadian Shareholder who is not a Tax Exempt Person.

“Exchange Ratio” means 0.3048 of a Purchaser Share to be issued by the Purchaser for each one New Subordinate Share exchanged pursuant to the Amended Arrangement, provided that, if the aggregate number of New Subordinate Shares on a Fully-Diluted Basis at the Acquisition Effective Time is greater than [●]1 New Subordinate Shares on a Fully-Diluted Basis, and the Purchaser has not provided written approval for the issuance of such additional Securities, the Exchange Ratio shall be the fraction, calculated to six decimal places, determined by the formula A x B/C, where:

“A”	equals 0.3048,

1 To be equal to the number of New Subordinate Shares on a Fully-Diluted Basis as of the Amendment Time plus 20,300,000.

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“B”	equals the number of New Subordinate Shares on a Fully-Diluted Basis issued at the Amendment Time pursuant to the steps in the Plan of Arrangement up until Section 3.2(j), as increased for the issuance of such additional Securities in accordance with the Purchaser Approved Share Threshold, and

“C”	equals the aggregate number of New Subordinate Shares on a Fully-Diluted Basis at the Acquisition Effective Time,

in each case subject to adjustment in accordance with Section 2.14 of the Arrangement Agreement; provided that in the event of a Payout, the Exchange Ratio shall be decreased and the two references to 0.3048 above shall instead refer to the number determined by the formula (D – E) / (F x G), where:

“D”	equal 0.3048 x (F x G)

“E”	equals the Payout, and

“F”	equals the aggregate number of New Subordinate Shares on a Fully-Diluted Basis at the Acquisition Effective Time

“G”	the Fair Market Value of the Purchaser Shares immediately prior to the Acquisition Date.

“Excluded Company Shareholder” means any Dissenting Company Shareholder.

“Fair Market Value” means (i) in respect of the Company Subordinate Voting Shares, New Subordinate Shares or the Floating Shares, as applicable, the volume weighted average trading price of the applicable share on the CSE (or other recognized stock exchange on which the applicable shares are primarily traded as determined by volume), subject to a minimum amount of US$6.41 in respect of the Floating Shares; and (ii) in respect of the Purchaser Shares, the volume weighted average trading price of the Purchaser Shares on the NYSE (or other recognized stock exchange on which the Purchaser Shares are primarily traded if not then traded on the NYSE, as determined by volume, and reflected in US$), in each case, for the five trading day period immediately prior to the Amendment Date or the Acquisition Date, as applicable.

“Floating Call Option” means, pursuant to the terms of the Floating Shares, the embedded option of the Purchaser to acquire each Floating Share at the Acquisition Effective Time, on the terms and conditions set forth in Exhibit B hereto.

“Floating Call Option Exercise Notice” means a notice in writing, substantially in the form attached hereto as Exhibit E, delivered by the Purchaser to the Company (with a copy to the Depositary) stating that the Purchaser is exercising its rights pursuant to the Floating Call Option to acquire all (but not less than all) of the Floating Shares on the Acquisition Date, subject to the satisfaction or waiver, as applicable, of the Acquisition Closing Conditions.

“Floating Cash Consideration” means a cash amount in US$ equal to the product of the Floating Share Consideration multiplied by the volume weighted average trading price expressed in US$ of the Purchaser Shares on the NYSE (or other recognized stock exchange on which the Purchaser Shares are primarily traded if not then traded on the NYSE, as determined by volume) for the 30 trading day period immediately prior to the Floating Rate Date.

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“Floating Compensation Options” means the compensation options and the warrants to purchase Floating Shares issued by the Company at or following the Amendment Time, which are outstanding as of the Acquisition Effective Time.

“Floating Consideration” means, at the option of the Purchaser pursuant to the Floating Call Option notice in Exhibit B, either (i) the Floating Share Consideration; (ii) the Floating Cash Consideration; or (iii) a combination of clause (i) and (ii) in such amount as the Purchaser shall determine in accordance with Section 3.3(c); provided that in no circumstances shall the non-cash portion of the Aggregate Floating Consideration include Purchaser Shares in an amount greater than the Floating Share Maximum without the prior written consent of the Purchaser.

“Floating Election Date” means the date on which the Purchaser delivers the Floating Call Option Exercise Notice to the Company (with a copy to the Depositary), provided that for greater certainty, such date shall be on or before the Floating Election Expiry Date.

“Floating Election Expiry Date” means the date that is 30 days following the Floating Rate Date.

“Floating Option In-The-Money-Amount” in respect of a Floating Option means the amount, if any, determined immediately before the Acquisition Effective Time, by which the total Fair Market Value of the Floating Shares that a holder is entitled to acquire on exercise of the Floating Option, exceeds the aggregate exercise price to acquire such Floating Shares at that time.

“Floating Optionholder” means a holder of Floating Options.

“Floating Options” means the options to purchase Floating Shares issued pursuant to the Amended Equity Incentive Plan at or following the Amendment Time, which are outstanding as of the Acquisition Effective Time.

“Floating Per Share Consideration” means (i) the Floating Consideration, or (ii) following a Purchaser Change of Control, such Alternate Floating Consideration that holders of Shares are entitled to receive.

“Floating Rate” means the fraction, calculated to six decimal places, determined by the formula A/B where:

“A”	equals the volume weighted average trading price expressed in US$ of the Floating Shares on the CSE (or other recognized stock exchange on which the Floating Shares are primarily traded as determined by volume) for the 30 trading day period immediately prior to the Floating Rate Date, subject to a minimum amount of US$6.41

“B”	equals the volume weighted average trading price expressed in US$ of the Purchaser Shares on the NYSE (or other recognized stock exchange on which the Purchaser Shares are primarily traded if not then traded on the NYSE, as determined by volume) for the 30 trading day period immediately prior to the Floating Rate Date.

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“Floating Rate Date” means the date of the exercise, or deemed exercise, of the Purchaser Call Option.

“Floating Ratio” means the Floating Rate of a Purchaser Share to be issued by the Purchaser for each one Floating Share exchanged pursuant to the Amended Arrangement, provided that, if the aggregate number of Floating Shares on a Fully-Diluted Floating Basis at the Acquisition Effective Time is greater than [●]2, and the Purchaser has not provided written approval for the issuance of such additional Securities, the Floating Ratio shall be the fraction, calculated to six decimal places, determined by the formula A x B/C, where:

“A”	equals the Floating Rate,

“B”	equals the number of Floating Shares on a Fully-Diluted Floating Basis issued at the Amendment Time pursuant to the steps in the Plan of Arrangement up until Section 3.2(j), as increased for the issuance of such additional Securities in accordance with the Purchaser Approved Share Threshold, and

“C”	equals the aggregate number of Floating Shares on a Fully-Diluted Floating Basis at the Acquisition Effective Time,

in each case subject to adjustment in accordance with Section 2.14 of the Arrangement Agreement.

“Floating RSUs” means the restricted share units that may be settled by the Company in either cash or Floating Shares issued pursuant to the Amended Equity Incentive Plan at or following the Amendment Time, which are outstanding as of the Acquisition Effective Time.

“Floating Shareholder” means a registered or beneficial holder of one or more Floating Shares, as the context requires.

“Floating Share Consideration” means that number of Purchaser Shares issuable per Floating Share based on the Floating Ratio.

“Floating Share Maximum” means [●]3 Purchaser Shares.

“Floating Shares” means the shares of the Company to be created pursuant to Section 3.2(d)(iii) of this Amended Plan of Arrangement and designated as Class D subordinate voting shares, each entitling the holder thereof to one vote per share at shareholder meetings of the Company.

2 To be equal to the number of Floating Shares on a Fully-Diluted Floating Basis as of the Amendment Time plus 12,400,000.

3 To be equal to 109,515,459 less (the number of New Subordinate Shares on a Fully-Diluted Basis as of the Amendment Date plus 20,300,000) multiplied by 0.3048.

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“Fully-Diluted Basis” means the aggregate number of New Subordinate Shares assuming the conversion, exercise or exchange, as applicable, of the New Multiple Shares, New Options, New RSUs, New Compensation Options and any other warrants, options or other securities, including the Common Membership Units and USCo2 Class B Shares, convertible into or exercisable or exchangeable for New Subordinate Shares (as such convertible securities have been adjusted to reflect the Capital Reorganization, as applicable and assuming the conversion of any underlying New Multiple Shares) but excluding, for greater certainty, the Floating Shares, the Floating Options, the Floating RSUs and the Floating Compensation Options.

“Fully-Diluted Floating Basis” means the aggregate number of Floating Shares assuming the conversion, exercise or exchange, as applicable, of the Floating Options, Floating RSUs and Floating Compensation Options and any other warrants, options or other securities convertible into or exercisable or exchangeable for Floating Shares, including assuming the conversion, exercise or exchange, as applicable, of the Common Membership Units and the USCo2 Class B Shares.

“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, commissioner, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) any stock exchange.

“High Street” means High Street Capital Partners, LLC.

“High Street Holders” means the holders of Common Membership Units and vested Class C-1 Membership Units as defined in the Third Amended and Restated Limited Liability Company Agreement of High Street, as may be amended.

“IRS” means Internal Revenue Service.

“Issued Securities” means all securities (other than Mergeco New Subordinate Shares) to be issued pursuant to the Amended Arrangement, including, for the avoidance of doubt, New Subordinate Shares issued pursuant to Sections 3.2(n)(i), all Purchaser Shares issued pursuant to Section 3.2(n)(iii), Section 3.2(n)(iv) or Section 3.2(n)(vi)(F), Replacement Options, Replacement RSUs and Replacement Compensation Options.

“Law” means, with respect to any Person, any and all applicable law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, official guidance, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.

“Letter of Transmittal” means the letter of transmittal to be sent by the Company to Shareholders following the receipt by the Company of a Purchaser Call Option Exercise Notice or Triggering Event Notice, as the case may be, and if applicable, the Floating Call Option Exercise Notice.

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“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.

“Meeting” means the special meeting of Company Shareholders, held on [●], 2020, in accordance with the Amendment Interim Order to consider the Resolution.

“Mergeco” has the meaning specified in Section 3.2(n)(vi).

“Mergeco New Subordinate Shares” means the New Subordinate Shares in the capital of Mergeco.

“Merger” has the meaning specified in Section 3.2(n)(vi).

“New Compensation Options” means the compensation options and warrants to purchase New Subordinate Shares at or following the Amendment Time, which remain outstanding as of Acquisition Effective Time.

“New Multiple Shares” means shares of the Company to be created pursuant to Section 3.2(d)(ii) of the Amended Plan of Arrangement and designated as multiple voting shares, each entitling the holder thereof to 4,300 votes per share at shareholder meetings of the Company.

“New Options” means the options to purchase New Subordinate Shares issued pursuant to the Amended Equity Incentive Plan at or following the Amendment Time, which are outstanding as of the Acquisition Effective Time.

“New Option In-The-Money-Amount” in respect of a New Option means the amount, if any, determined immediately before the Acquisition Effective Time, by which the total Fair Market Value of the New Subordinate Shares that a holder is entitled to acquire on exercise of the New Option, exceeds the aggregate exercise price payable to acquire such New Subordinate Shares at that time.

“New RSUs” means the restricted share units that may be settled by the Company in either cash or New Subordinate Shares issued pursuant to the Amended Equity Incentive Plan at or following the Amendment Time, which are outstanding as of the Acquisition Effective Time.

“New Subordinate Shares” means shares of the Company to be created pursuant to Section 3.2(d)(i) of the Amended Plan of Arrangement and designated as subordinate voting shares, each entitling the holder thereof to one vote per share at shareholder meetings of the Company.

“Notice of Dissent” means a notice of dissent duly and validly given by a registered holder of Company Shares exercising Dissent Rights as contemplated in the Amendment Interim Order and as described in Article 4.

“NYSE” means the New York Stock Exchange.

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“Original Plan of Arrangement” means the plan of contemplated by the Arrangement Agreement implemented on June 27, 2019 under Section 288 of the Business Corporations Act (British Columbia) involving the Company and the Purchaser.

“Parties” means the Company and the Purchaser and “Party” means any one of them.

“Payment Agent” means Odyssey Trust Company, or any other payment agent or trust company, bank or financial institution as the Company may appoint to act as payment agent with the approval of the Purchaser, acting reasonably, for the purpose of, among other things, paying the Amendment Option Payment to the recipients thereof in connection with the Amendment.

“Payout” means any amount paid by the Company or any of its Subsidiaries over US$20,000,000 in order to either (i) settle; (ii) satisfy a judgement; or (iii) acquire the disputed minority non-controlling interest; in connection with the claim set forth in Section (r)(4) of the Company Disclosure Letter.

“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

“Per Share Consideration” means (i) the Purchaser Share Consideration, or (ii) following a Purchaser Change of Control, the Alternate Consideration that Shareholders are entitled to receive in accordance with Section 2.15 of the Arrangement Agreement.

“Per Share Amendment Option Payment” means:

(c)	for each Company Subordinate Voting Share, the Amendment Option Payment;

(d)	for each Company Proportionate Voting Share, the Amendment Option Payment multiplied by 40;

(e)	for each Company Multiple Voting Share, the Amendment Option Payment;

(f)	for each Company Subordinate Voting Share which may be obtained upon exchange of Common Membership Units by Amendment Time High Street Holders, the Amendment Option Payment; and

(g)	for each Company Subordinate Voting Share which may be obtained upon exchange of USCo2 Class B Shares by Amendment Time USCo2 Class B holders, the Amendment Option Payment.

“Proportionate Election” has the meaning specified in Section 3.3(c).

“Proposal Agreement” means the proposal agreement between the Purchaser and the Company dated as of June 24, 2020.

“Purchaser” means Canopy Growth Corporation, a corporation organized under the federal laws of Canada.

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“Purchaser Acquisition Closing Conditions” has the meaning specified in Section 1.1 of the Arrangement Agreement.

“Purchaser Call Option” means, pursuant to the special rights and restrictions of the Shares (other than the Floating Shares), the embedded option of the Purchaser to acquire such Share on the terms and conditions set forth in Exhibit B hereto.

“Purchaser Call Option Exercise Notice” means a notice in writing, substantially in the form attached hereto as Exhibit C, delivered by the Purchaser to the Company (with a copy to the Depositary) stating that the Purchaser is exercising its rights pursuant to the Purchaser Call Option to acquire all (but not less than all) of the Purchaser Call Option Shares, and specifying a Business Day (to be not less than 61 days and not more than 90 days following the date such Purchaser Call Option Exercise Notice is delivered to the Company) on which the closing of the purchase and sale of the Purchaser Call Option Shares pursuant to the Purchaser Call Option is to occur, subject to the satisfaction or waiver, as applicable, of the Acquisition Closing Conditions.

“Purchaser Call Option Expiry Date” means the date that is 10 years following the Amendment Date.

“Purchaser Call Option Share” means a Share (other than a Floating Share) in respect of which a Purchaser Call Option is embedded in the special rights and restrictions of such Shares.

“Purchaser Change of Control” means any business consolidation, amalgamation, arrangement, merger, redemption, compulsory acquisition or similar transaction pursuant to which 100% of the shares or all or substantially all of the assets of the Purchaser are transferred, sold or conveyed, directly or indirectly, to any other Person or group of Persons, acting jointly or in concert.

“Purchaser Change of Control Valuation” means the fraction, calculated to six decimal places, determined by the formula A/(A+B) where:

“A”	equals the total value of all consideration payable to holders of Purchaser Shares upon a Purchaser Change of Control, and if such consideration includes securities that are issuable in connection with such Purchaser Change of Control, such securities shall be valued based upon the volume weighted average trading price expressed in US$ of the securities of the acquiror in connection with such Purchaser Change of Control on the stock exchange on which the securities are primarily traded (as determined by volume) for the 30 trading day period immediately prior to the Purchaser Change of Control, and

“B”	equals the total value of the issued and outstanding securities of the acquiror in connection with such Purchaser Change of Control immediately prior to the Purchaser Change of Control which shall be determined based upon the volume weighted average trading price expressed in US$ of the securities of the acquiror in connection with such Purchaser Change of Control on the stock exchange on which the securities are primarily traded (as determined by volume) for the 30 trading day period immediately prior to the Purchaser Change of Control.

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“Purchaser Equity Incentive Plan” means the Amended and Restated Omnibus Incentive Plan of the Purchaser as approved by shareholders of the Purchaser on July 30, 2018, as the same may be amended, supplemented or restated in accordance therewith, prior to the Acquisition Effective Time.

“Purchaser Share Consideration” means that number of Purchaser Shares issuable per New Subordinate Share in accordance with Sections 3.2(n)(iv) and 3.2(n)(vi)(F) and based on the Exchange Ratio in effect immediately prior to the Acquisition Effective Time.

“Purchaser Shares” means the common shares in the capital of the Purchaser.

“Purchaser Subco” means 1208640 BC Ltd., a wholly-owned direct subsidiary of the Purchaser, incorporated under the BCBCA for the purposes of completing the Merger.

“Purchaser Subco Shares” means the common shares in the capital of Purchaser Subco.

“Registrar” means the person appointed as the Registrar of Companies pursuant to Section 400 of the BCBCA.

“Reorganization Depositary” means Odyssey Trust Company, or any other depositary or trust company, bank or financial institution as the Company may appoint to act as depositary for the purpose of, among other things, exchanging certificates representing Company Shares for New Subordinate Shares and New Multiple Shares in connection with the Capital Reorganization.

“Reorganization Letter of Transmittal” means the letter of transmittal to be sent by the Company to Company Shareholders in connection with the Capital Reorganization.

“Replacement Compensation Option” means an option or right to purchase Purchaser Shares granted by the Purchaser in replacement of (i) New Compensation Options on the basis set forth in Section 3.2(n)(viii); and/or (ii) if applicable, Floating Compensation Options on the basis set forth in Section 3.2(n)(xi).

“Replacement Option” means an option or right to purchase Purchaser Shares granted by the Purchaser in exchange for (i) New Options on the basis set forth in Section 3.2(n)(vii); and/or (ii) if applicable, Floating Options on the basis set forth in Section 3.2(n)(x).

“Replacement Option In-The-Money Amount” means, in respect of a Replacement Option, the amount, if any, determined immediately after the exchange in Section 3.2(n)(vii) or Section 3.2(n)(x), as applicable, by which the total Fair Market Value of the Purchaser Shares that a holder is entitled to acquire on exercise of the Replacement Option exceeds the aggregate exercise price payable to acquire such Purchaser Shares at that time.

“Replacement RSU” means a restricted share unit that may be settled in cash or Purchaser Shares granted by the Purchaser in exchange for (i) New RSUs on the basis set forth in Section 3.2(n)(ix); and (ii) if applicable, Floating RSUs on the basis set forth in Section 3.2(n)(xii).

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“Required Filings” means the records and information required to be provided to the Registrar under Section 292(a) of the BCBCA in respect of the Amended Arrangement, together with a copy of the Amendment Final Order.

“Resolution” means the special resolution approving this Amended Plan of Arrangement that was approved at the Meeting.

“Securities” means, collectively, New Subordinate Shares, New Multiple Shares, Floating Shares, New Options, Floating Options, New RSUs, Floating RSUs, New Compensation Options and Floating Compensation Options.

“Shares” means, collectively, the New Subordinate Shares, the New Multiple Shares and the Floating Shares.

“Share Proportion” has the meaning specified in Section 3.3(c).

“Shareholder” means a registered or beneficial holder of one or more Shares, as the context requires.

“Tax Act” means the Income Tax Act (Canada), as amended from time to time.

“Tax Exempt Person” means a person who is exempt from tax under Part I of the Tax Act.

“Triggering Event Date” means the date federal laws in the United States are amended to permit the general cultivation, distribution and possession of marijuana (as defined in 21 U.S.C 802) or to remove the regulation of such activities from the federal laws of the United States.

“Triggering Event Notice” means a notice in writing, substantially in the form attached hereto as Exhibit D, delivered by the Purchaser to the Company (with a copy to the Depositary) stating that the Triggering Event Date has occurred and specifying a Business Day (to be not less than 61 days and not more than 90 days following the date such Triggering Event Notice is delivered to the Company) on which the closing of the purchase and sale of the Purchaser Call Option Shares pursuant to the Purchaser Call Option is to occur, subject to the satisfaction or waiver of the Acquisition Closing Conditions.

“TSX” means the Toronto Stock Exchange.

“United States” and “U.S.” each mean the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“US$” means the lawful currency of the United States.

“USCo2” means Acreage Holdings WC Inc., a subsidiary of the Company.

“USCo2 Class B Holders” means the holders of USCo2 Class B Shares.

“USCo2 Class B Shares” means Class B non-voting common shares in the capital of USCo2 outstanding as of the date of the Arrangement Agreement.

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“U.S. Securities Act” means the United States Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended.

“U.S. Treasury Regulations” means the regulations promulgated under the U.S. Tax Code by the United States Department of the Treasury.

1.2	Certain Rules of Interpretation.

In this Amended Plan of Arrangement, unless otherwise specified:

(1)	Headings, etc. The division of this Amended Plan of Arrangement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Amended Plan of Arrangement.

(2)	Currency. All references to dollars or to “$” are references to United States dollars.

(3)	Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(4)	Certain Phrases, etc. The words “including”, “includes” and “include” mean “including (or includes or include) without limitation,” and “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of.”

(5)	Statutes. Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re- enacted, unless stated otherwise.

(6)	Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day. If the date on which any action is required or permitted to be taken under this Amended Plan of Arrangement by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

(7)	Time References. References to time are to local time, Toronto, Ontario, unless otherwise indicated.

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Article 2

AMENDMENT AND BINDING EFFECT

2.1	Amendment.

This Amended Plan of Arrangement is made pursuant to and subject to the provisions of the Arrangement Agreement, except in respect of the sequence of the transactions and events comprising the Amended Arrangement, which shall occur in the order set forth herein.

2.2	Binding Effect.

As of and from the Amendment Time, this Amended Plan of Arrangement will be binding on: (i) the Company, (ii) the Purchaser, (iii) Purchaser Subco, (iv) the Reorganization Depositary, (v) the Depositary, (vi) all registered and beneficial Shareholders (including Dissenting Company Shareholders and including, for the avoidance of doubt, Persons who acquire Shares after the Amendment Time), (vii) all High Street Holders and USCo2 Class B Holders, and (viii) all holders of Company Options, New Options, Floating Options, Company RSUs, New RSUs, Floating RSUs, Company Compensation Options, New Compensation Options and Floating Compensation Options (including, for the avoidance of doubt, Persons who acquire New Options, Floating Options, New RSUs, Floating RSUs, New Company Compensation Options or Floating Compensation Options after the Amendment Time), in each case without any further act or formality required on the part of any Person.

2.3	Time of Arrangement.

The exchanges, issuances and cancellations provided for in Section 3.2 shall be deemed to occur at the time and in the order specified in Section 3.2, notwithstanding that certain of the procedures related thereto are not completed until after such time.

2.4	No Impairment.

No rights of creditors against the property and interests of the Company will be impaired by the Amended Arrangement.

Article 3
THE AMENDED ARRANGEMENT

3.1	Original Plan of Arrangement.

The Company and the Purchaser hereby acknowledge that pursuant to the terms of the Original Plan of Arrangement, the provisions of Section 3.1(a) through 3.1(f) of the Original Plan of Arrangement have already occurred and that the provisions of Section 3.1(g) through 3.1(i) of the Original Plan of Arrangement are hereby superseded. For greater certainty, the Company and the Purchaser hereby acknowledge that the Aggregate Option Premium (as defined in the Original Plan of Arrangement) was paid by the Purchaser in accordance with the terms of the Original Plan of Arrangement.

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3.2	Amended Arrangement.

Commencing at the Amendment Time, each of the transactions or events set out below shall occur and shall be deemed to occur in the following sequence, in each case without any further authorization, act or formality on the part of any Person, and in each case, unless otherwise specifically provided in this Section 3.2, effective as at two-minute intervals starting at the Amendment Time:

(a)	each Company Share held by a Dissenting Company Shareholder shall be, and shall be deemed to be, transferred to the Purchaser by the holder thereof, free and clear of all Liens, and thereupon each Dissenting Company Shareholder shall cease to have any rights as a holder of such Company Shares other than a claim against the Purchaser in an amount determined and payable in accordance with Article 4 and the name of such Dissenting Company Shareholder shall be removed from the securities register for the Company Shares;

(b)	each Company Share acquired by the Purchaser pursuant to Section 3.2(a) shall be, and shall be deemed to be, surrendered to the Company, free and clear of all Liens, and each such Company Share so surrendered shall be cancelled for no consideration and thereupon the Purchaser shall cease to have any rights as a holder of such Company Shares and the name of the Purchaser shall be removed from the securities register for the Company Shares;

(c)	the Purchaser shall, concurrently with the transactions set out in Section 3.2(b), pay to each Amendment Time Company Shareholder the Per Share Amendment Option Payment in respect of each Company Share held by such Amendment Time Company Shareholder at the Amendment Time;

(d)	the Notice of Articles and Articles of the Company, as applicable, shall be altered to:

(i)	create the New Subordinate Shares and to provide for the special rights and restrictions attaching to the New Subordinate Shares set out in the attached Exhibit A, which special rights and restrictions shall specifically refer to and include the Purchaser Call Option;

(ii)	create the New Multiple Shares and to provide for the special rights and restrictions attaching to the New Multiple Shares set out in the attached Exhibit A, which special rights and restrictions shall specifically refer to and include the Purchaser Call Option; and

(iii)	create the Floating Shares and to provide for the special rights and restrictions attaching to the Floating Shares set out in the attached Exhibit A, which special rights and restrictions shall specifically refer to and include the Floating Call Option;

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(e)	the Company shall undertake a reorganization of capital (the “Capital Reorganization”) within the meaning of Section 86 of the Tax Act, and which reorganization shall occur in the following order:

(i)	each outstanding Company Subordinate Voting Share will be exchanged with the Company free and clear of all Liens for 0.7 of a New Subordinate Share and 0.3 of a Floating Share, and each such Company Subordinate Voting Share shall thereupon be cancelled, and:

(A)	the holders of such Company Subordinate Voting Shares shall cease to be the holders thereof and to have any rights or privileges as holders of such Company Subordinate Voting Shares;

(B)	such holders’ names shall be removed from the register of the Company Subordinate Voting Shares maintained by or on behalf of the Company; and

(C)	each holder of the Company Subordinate Voting Shares shall be deemed to be the holder of the New Subordinate Shares and Floating Shares (in each case, free and clear of any Liens) exchanged for the Company Subordinate Voting Shares and shall be entered in the registers of the New Subordinate Shares and Floating Shares maintained by or on behalf of the Company as the registered holder thereof;

(ii)	each outstanding Company Proportionate Voting Share will be exchanged with the Company free and clear of all Liens for 28 New Subordinate Shares and 12 Floating Shares, and such Company Proportionate Voting Share shall thereupon be cancelled, and:

(A)	the holders of such Company Proportionate Voting Shares shall cease to be the holders thereof and to have any rights or privileges as holders of such Company Proportionate Voting Shares;

(B)	such holders’ names shall be removed from the register of the Company Proportionate Voting Shares maintained by or on behalf of the Company; and

(C)	each holder of the Company Proportionate Voting Shares shall be deemed to be the holder of the New Subordinate Shares and Floating Shares (in each case, free and clear of any Liens) exchanged for the Company Proportionate Voting Shares and shall be entered in the registers of the New Subordinate Shares and Floating Shares maintained by or on behalf of the Company as the registered holder thereof;

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(iii)	each outstanding Company Multiple Voting Share will be exchanged with the Company free and clear of all Liens for 0.7 of a New Multiple Share and 0.3 of a Floating Share, and such Company Multiple Voting Share shall thereupon be cancelled, and:

(A)	the holders of such Company Multiple Voting Shares shall cease to be the holders thereof and to have any rights or privileges as holders of such Company Multiple Voting Shares;

(B)	such holders’ names shall be removed from the register of the Company Multiple Voting Shares maintained by or on behalf of the Company; and

(C)	each holder of the Company Multiple Voting Shares shall be deemed to be the holder of the New Multiple Shares and Floating Shares (in each case, free and clear of any Liens) exchanged for the Company Multiple Voting Shares and shall be entered in the registers of the New Multiple Shares and Floating Shares maintained by or on behalf of the Company as the registered holder thereof;

(iv)	immediately after the Amendment Time, the capital of the outstanding New Subordinate Shares will be an amount equal to 0.7 of the aggregate capital of the Company Subordinate Voting Shares and Company Proportionate Voting Shares, less 0.7 of the capital that was attributable to the Company Subordinate Voting Shares and Company Proportionate Voting Shares held by Dissenting Shareholders immediately prior to the Amendment Time;

(v)	immediately after the Amendment Time, the capital of the outstanding New Multiple Shares will be an amount equal to 0.7 of the aggregate capital of the Company Multiple Voting Shares, less 0.7 of the capital that was attributable to the Company Multiple Voting Shares held by Dissenting Shareholders immediately prior to the Amendment Time;

(vi)	immediately after the Amendment Time, the capital of the outstanding Floating Shares will be an amount equal to 0.3 of the aggregate capital of the Company Subordinate Voting Shares, Company Proportionate Voting Shares and Company Multiple Voting Shares, less 0.3 of the capital that was attributable to the Company Subordinate Voting Shares, Company Proportionate Voting Shares and Company Multiple Voting Shares held by Dissenting Shareholders immediately prior to the Amendment Time;

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(f)	each Company Option shall be exchanged for:

(i)	a New Option to acquire from the Company such number of New Subordinate Shares as is equal to: (A) the number of Company Subordinate Voting Shares that were issuable upon exercise of such Company Option immediately prior to the Amendment Time, multiplied by (B) 0.7 (provided that if any holder of New Options, following the exchange pursuant to this Section 3.2(f), is holding in aggregate, New Options that would result in the issuance of a fraction of a New Subordinate Share, then the number of New Subordinate Shares to be issued pursuant to such New Options shall be rounded down to the nearest whole number). Such New Options shall provide for an exercise price per New Option (rounded up to the nearest whole cent) equal to the product obtained when: (i) the exercise price per Company Subordinate Voting Share that would otherwise be payable pursuant to the Company Option it replaces is multiplied by (ii) 0.7, and any document evidencing a Company Option shall thereafter evidence and be deemed to evidence such New Option. Except as provided herein, all terms and conditions of a New Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Company Option for which it was exchanged, and shall be governed by the terms of the Amended Equity Incentive Plan, and the exchange shall not provide any optionee with any additional benefits as compared to those under his or her original Company Option. It is intended that subsection 7(1.4) of the Tax Act and Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the U.S. Treasury Regulations, as applicable, apply to such exchange of Company Options; and

(ii)	a Floating Option to acquire from the Company such number of Floating Shares as is equal to: (A) the number of Company Subordinate Voting Shares that were issuable upon exercise of such Company Option immediately prior to the Amendment Time, multiplied by (B) 0.3 (provided that if any holder of Floating Options, following the exchange pursuant to this Section 3.2(f), is holding in aggregate, Floating Options that would result in the issuance of a fraction of a Floating Share, then the number of Floating Shares to be issued pursuant to such Floating Options shall be rounded down to the nearest whole number). Such Floating Options shall provide for an exercise price per Floating Option (rounded up to the nearest whole cent) equal to the product obtained when: (i) the exercise price per Company Subordinate Voting Share that would otherwise be payable pursuant to the Company Option it replaces is multiplied by (ii) 0.3, and any document evidencing a Company Option shall thereafter evidence and be deemed to evidence such Floating Option. Except as provided herein, all terms and conditions of a Floating Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Company Option for which it was exchanged, and shall be governed by the terms of the Amended Equity Incentive Plan, and the exchange shall not provide any optionee with any additional benefits as compared to those under his or her original Company Option. It is intended that subsection 7(1.4) of the Tax Act and Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the U.S. Treasury Regulations, as applicable, apply to such exchange of Company Options;

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Accordingly, and notwithstanding the foregoing, if required, the exercise price of the New Options and Floating Options will be increased proportionally such that the Amended Options In-The-Money Amount immediately after the exchange does not exceed the Company Option In-The-Money Amount of the Company Option (or a fraction thereof) exchanged for such New Options and Floating Options immediately before the exchange and so on a share-by-share basis, the ratio of the exercise price to the fair market value of the Company Options being exchanged shall not be less favourable to the optionee than the ratio of the exercise price to the fair market value of the New Options and Floating Options immediately following the exchange;

(g)	each Company Compensation Option shall be adjusted in accordance with its terms to provide that each Company Compensation Option shall be replaced by:

(i)	a New Compensation Option to acquire from the Company such number of New Subordinate Shares as is equal to: (A) the number of Company Subordinate Voting Shares that were issuable upon exercise of such Company Compensation Option immediately prior to the Amendment Time, multiplied by (B) 0.7 (provided that if any holder of New Compensation Options, following the exchange pursuant to this Section 3.2(g), is holding in aggregate, New Compensation Options that would result in the issuance of a fraction of a New Subordinate Share, then the number of New Subordinate Shares to be issued pursuant to such New Compensation Options shall be rounded down to the nearest whole number). Such New Compensation Option shall provide for an exercise price per New Compensation Option (rounded up to the nearest whole cent) equal to the product obtained when: (i) the exercise price per Company Subordinate Voting Share that would otherwise be payable pursuant to the Company Compensation Option it replaces is multiplied by (ii) 0.7, and any document evidencing a Company Compensation Option shall thereafter evidence and be deemed to evidence such New Compensation Option. Except as provided herein, all terms and conditions of a New Compensation Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Company Compensation Option for which it was exchanged, and the exchange shall not provide any optionee with any additional benefits as compared to those under his or her original Company Compensation Option; and

(ii)	a Floating Compensation Option to acquire from the Company such number of Floating Shares as is equal to: (A) the number of Company Subordinate Voting Shares that were issuable upon exercise of such Company Compensation Option immediately prior to the Amendment Time, multiplied by (B) 0.3 (provided that if any holder of Floating Compensation Options, following the exchange pursuant to this Section 3.2(g), is holding in aggregate, Floating Compensation Options that would result in the issuance of a fraction of a Floating Share, then the number of Floating Shares to be issued pursuant to such Floating Compensation Options shall be rounded down to the nearest whole number). Such Floating Compensation Option shall provide for an exercise price per Floating Compensation Option (rounded up to the nearest whole cent) equal to the product obtained when: (i) the exercise price per Company Subordinate Voting Share that would otherwise be payable pursuant to the Company Compensation Option it replaces is multiplied by (ii) 0.3, and any document evidencing a Company Compensation Option shall thereafter evidence and be deemed to evidence such Floating Compensation Option. Except as provided herein, all terms and conditions of a Floating Compensation Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Company Compensation Option for which it was exchanged, and the exchange shall not provide any optionee with any additional benefits as compared to those under his or her original Company Compensation Option;

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(h)	each Company RSU shall be adjusted in accordance with its terms to provide that each Company RSU shall be replaced by:

(i)	a New RSU to acquire from the Company such number of New Subordinate Shares as is equal to: (A) the number of Company Subordinate Voting Shares that were issuable upon vesting of such Company RSU immediately prior to the Amendment Time, multiplied by (B) 0.7 (provided that if any holder of New RSUs, following the exchange pursuant to this Section 3.2(h), is holding in aggregate, New RSUs that would result in the issuance of a fraction of a New Subordinate Share, then the number of New Subordinate Shares to be issued pursuant to such New RSUs shall be rounded down to the nearest whole number). Such New RSU shall provide for a conversion price per New RSU (rounded up to the nearest whole cent) equal to the product obtained when: (i) the conversion price per Company Subordinate Voting Share that would otherwise be applicable pursuant to the Company RSU it replaces is multiplied by (ii) 0.7, and any document evidencing a Company RSU shall thereafter evidence and be deemed to evidence such New RSU. Except as provided herein, all terms and conditions of a New RSU, including the term to expiry, conditions to and manner of exercising, will be the same as the Company RSU for which it was exchanged, and the exchange shall not provide any holder with any additional benefits as compared to those under his or her original Company RSU; and

(ii)	a Floating RSU to acquire from the Company such number of Floating Shares as is equal to: (A) the number of Company Subordinate Voting Shares that were issuable upon vesting of such Company RSU immediately prior to the Amendment Time, multiplied by (B) 0.3 (provided that if any holder of Floating RSUs, following the exchange pursuant to this Section 3.2(h), is holding in aggregate, Floating RSUs that would result in the issuance of a fraction of a Floating Share, then the number of Floating Shares to be issued pursuant to such Floating RSUs shall be rounded down to the nearest whole number). Such Floating RSU shall provide for a conversion price per Floating RSU (rounded up to the nearest whole cent) equal to the product obtained when: (i) the conversion price per Company Subordinate Voting Share that would otherwise be applicable pursuant to the Company RSU it replaces is multiplied by (ii) 0.3, and any document evidencing a Company RSU shall thereafter evidence and be deemed to evidence such Floating RSU. Except as provided herein, all terms and conditions of a Floating RSU, including the term to expiry, conditions to and manner of exercising, will be the same as the Company RSU for which it was exchanged, and the exchange shall not provide any holder with any additional benefits as compared to those under his or her original Company RSU;

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(i)	the Notice of Articles and Articles of the Company, as applicable, shall be altered to:

(i)	remove the Company Subordinate Voting Shares and the special rights and restrictions attaching to the Company Subordinate Voting Shares;

(ii)	remove the Company Proportionate Voting Shares and the special rights and restrictions attaching to the Company Proportionate Voting Shares; and

(iii)	remove the Company Multiple Voting Shares and the special rights and restrictions attaching to the Company Multiple Voting Shares;

(j)	upon the Triggering Event Date occurring prior to the Purchaser Call Option Expiry Date, the Purchaser shall, in accordance with the terms and conditions of the Purchaser Call Option, exercise, and shall be deemed to have exercised, effective at the end of the Triggering Event Date, the Purchaser Call Option with respect to all (but not less than all) of the outstanding Purchaser Call Option Shares other than any Purchaser Call Option Shares held by the Purchaser;

(k)	upon the Triggering Event Date occurring prior to the Purchaser Call Option Expiry Date, the Purchaser may, in accordance with the terms and conditions of the Floating Call Option, exercise the Floating Call Option with respect to all (but not less than all) of the outstanding Floating Shares other than any Floating Shares held by the Purchaser;

(l)	upon the exercise or deemed exercise of the Purchaser Call Option by the Purchaser prior to the Purchaser Call Option Expiry Date, the Purchaser shall, in accordance with the terms and conditions of the Purchaser Call Option, acquire from each Shareholder, other than the Purchaser, and each such Shareholder shall be required to transfer to the Purchaser, all of the Purchaser Call Option Shares that are held by such Shareholder on the Acquisition Date immediately following the exchange referred to in Section 3.2(n)(i), which acquisition and transfer shall occur on the Acquisition Date in accordance with Section 3.2(n)(iii) or Section 3.2(n)(vi)(F), as applicable;

(m)	in the event that the Floating Call Option is exercised by the Purchaser prior to the Purchaser Call Option Expiry Date, the Purchaser shall, in accordance with the terms and conditions of the Floating Call Option, acquire from each Floating Shareholder, other than the Purchaser, and each such Floating Shareholder shall be required to transfer to the Purchaser, all of the Floating Shares that are held by such Floating Shareholder on the Acquisition Date, which acquisition and transfer shall occur on the Acquisition Date in accordance with Section 3.2(n)(iv);

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(n)	on the Acquisition Date, each of the transactions or events set out below in this Section 3.2(n) shall occur, and shall be deemed to occur, in the following sequence, in each case without any further authorization, act or formality on the part of any Person, effective as at two minute intervals starting at the Acquisition Effective Time:

(i)	each New Multiple Share outstanding immediately prior to the Acquisition Effective Time shall be exchanged with the Company for one New Subordinate Share, and upon such exchange:

(A)	each such exchanged New Multiple Share shall be cancelled, and the holders of such exchanged New Multiple Shares shall be removed from the Company’s securities register for the New Multiple Shares; and

(B)	each holder of such exchanged New Multiple Shares shall be entered in the Company’s securities register as the holder of the New Subordinate Shares issued to such holder pursuant to this Section 3.2(n)(i);

(ii)	concurrently with the exchange of New Multiple Shares pursuant to Section 3.2(n)(i), the capital of the New Multiple Shares shall be reduced to nil, and there shall be added to the capital of the New Subordinate Shares, in respect of the New Subordinate Shares issued pursuant to Section 3.2(n)(i), an amount equal to the capital of the New Multiple Shares immediately prior to the Acquisition Effective Time;

(iii)	in accordance with the terms of the Purchaser Call Option, each New Subordinate Share held by a Company Non-U.S. Shareholder immediately following the exchange in Section 3.2(n)(i) shall be transferred, and shall be deemed to be transferred, free and clear of all Liens by the holder thereof to the Purchaser for the Purchaser Share Consideration (or, in the event a Purchaser Change of Control shall have occurred prior to the Acquisition Date, the Per Share Consideration), which Purchaser Share Consideration or Per Share Consideration, as applicable, shall be paid in accordance with the provisions of Article 5, and upon such transfer:

(A)	each such former holder of such transferred New Subordinate Shares shall be removed from the Company’s securities register for the New Subordinate Shares;

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(B)	the Purchaser shall be entered in the Company’s securities register for the New Subordinate Shares as the legal owner of such transferred New Subordinate Shares; and

(C)	each such former holder of such transferred New Subordinate Shares shall, subject to Section 5.1, be entered in the Purchaser’s securities register for the Purchaser Shares in respect of the Consideration Shares issued to such holder pursuant to this Section 3.2(n)(iii), or, to the extent applicable, in the securities register of the issuer of any Alternate Consideration that such former holder of New Subordinate Shares is entitled to receive in lieu of the Consideration Shares;

(iv)	in the event that the Floating Call Option is exercised by the Purchaser prior to the Purchaser Call Option Expiry Date, in accordance with the terms of the Floating Call Option, each Floating Share held by a Shareholder, other than Floating Shares held by the Purchaser, shall be transferred, and shall be deemed to be transferred, free and clear of all Liens by the holder thereof to the Purchaser for the Floating Consideration (or, in the event a Purchaser Change of Control shall have occurred prior to the Acquisition Date, the Floating Per Share Consideration), which Floating Consideration or Floating Per Share Consideration, as applicable, shall be paid in accordance with the provisions of Article 5, and upon such transfer:

(A)	each such former holder of such transferred Floating Shares shall be removed from the Company’s securities register for the Floating Shares;

(B)	the Purchaser shall be entered in the Company’s securities register for the Floating Shares as the legal owner of such transferred Floating Shares; and

(C)	if applicable, each such former holder of such transferred Floating Shares shall, subject to Section 5.1, be entered in the Purchaser’s securities register for the Purchaser Shares in respect of the Consideration Shares issued to such holder pursuant to this Section 3.2(n)(iv), or, to the extent applicable, in the securities register of the issuer of any Alternate Floating Consideration that such former holder of Floating Shares is entitled to receive in lieu of the Consideration Shares;

(v)	each Eligible Company Canadian Shareholder shall be entitled to make a joint tax election with the Purchaser, pursuant to subsection 85(1) or 85(2) of the Tax Act, as applicable (and the analogous provisions of provincial income tax law) in respect of any Shares transferred to the Purchaser. The Purchaser shall make available on the Purchaser’s website tax election forms required under the Tax Act within 60 days of the Acquisition Date.

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Any Eligible Company Canadian Shareholder who wants to make such election and otherwise qualifies to make such election may do so by providing to the Purchaser two signed copies of the necessary election forms within 120 days following the Acquisition Date, duly completed with the details of the number of Shares transferred and the applicable agreed amount or amounts for the purposes of such election. Thereafter, subject to the election forms complying with the provisions of the Tax Act (or applicable provincial or territorial income tax law), the forms will be signed by the Purchaser and returned to such Eligible Company Canadian Shareholder by ordinary mail within 30 days after the receipt thereof by the Purchaser for filing with the Canada Revenue Agency (or the applicable provincial or territorial taxing authority). The Purchaser will not be responsible for the proper completion of any election form, except for the obligation of the Purchaser to so sign and return duly completed election forms which are received by the Purchaser within 120 days following the Acquisition Date. The Purchaser will not be responsible for any taxes, interest or penalties resulting from the failure by an Eligible Company Canadian Shareholder to properly complete or file the election forms in the form and manner and within the time prescribed by the Tax Act (or any applicable provincial or territorial legislation). In its sole discretion, the Purchaser may choose to sign and return an election form received by it more than 120 days following the Acquisition Date, but the Purchaser will have no obligation to do so;

(vi)	Purchaser Subco shall merge with and into the Company (the “Merger”) and Purchaser Subco and the Company shall be one corporate entity with the same effect as if they had amalgamated under Section 269 of the BCBCA, except that the legal existence of the Company shall not cease and the Company shall survive the Merger (the Company, as such surviving entity, “Mergeco”), notwithstanding the issue by the Registrar of a certificate of amalgamation and the assignment of a new incorporation number to Mergeco. The Merger, together with the transactions described in this Section 3.2(n)(i) through Section 3.2(n)(xii) is intended to qualify as an amalgamation as defined in subsection 87(9) of the Tax Act. As part of the Merger, and upon the Merger becoming effective:

(A)	without limiting the generality of the foregoing, the Company shall survive the Merger as Mergeco;

(B)	the properties, rights and interests and obligations of the Company shall continue to be the properties, rights and interests and obligations of Mergeco, and the Merger shall not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of the Company to Mergeco;

(C)	the separate legal existence of Purchaser Subco shall cease without Purchaser Subco being liquidated or wound up, and the property, rights and interests and obligations of Purchaser Subco shall become the property, rights and interests and obligations of Mergeco;

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(D)	Mergeco shall continue to be liable for the obligations of each of the Company and Purchaser Subco;

(E)	the Notice of Articles and Articles of Mergeco shall be the same as the Notice of Articles and Articles of the Company, as altered in accordance with Sections 3.2(d) and 3.2(i), provided that the Purchaser Call Option shall no longer be applicable;

(F)	each New Subordinate Share held by a Company U.S. Shareholder immediately following the exchange in Section 3.2(n)(i) shall, in accordance with the Purchaser Call Option, be transferred, and shall be deemed to be transferred, free and clear of all Liens by the holder thereof to the Purchaser for the Purchaser Share Consideration (or, in the event a Purchaser Change of Control shall have occurred prior to the Acquisition Date, the Per Share Consideration), which Purchaser Share Consideration or Per Share Consideration, as applicable, shall be paid in accordance with the provisions of Article 5, and each such former holder shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to transfer such New Subordinate Shares in accordance with this Section 3.2(n)(vi)(F), and upon such transfer:

i)	each such former holder of such transferred New Subordinate Shares shall be removed from the Company’s securities register for the New Subordinate Shares;

ii)	the Purchaser shall be entered in Mergeco’s securities register for the Mergeco New Subordinate Shares as the legal owner of such transferred New Subordinate Shares; and

iii)	each such former holder of such transferred New Subordinate Shares shall, subject to Section 5.1, be entered in the Purchaser’s securities register for the Purchaser Shares in respect of the Consideration Shares issued to such holder pursuant to this Section 3.2(n)(vi)(F), or, to the extent applicable, in the securities register of the issuer of any Alternate Consideration that such former holder of New Subordinate Shares is entitled to receive in lieu of the Consideration Shares;

(G)	each New Subordinate Share held by the Purchaser and outstanding immediately prior to the Merger shall be exchanged for Mergeco New Subordinate Shares on the basis of one Mergeco New Subordinate Share for each New Subordinate Share;

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(H)	each Floating Share outstanding immediately prior to the Merger shall be exchanged for Mergeco New Subordinate Shares on the basis of one Mergeco New Subordinate Share for each Floating Share;

(I)	each Purchaser Subco Share outstanding immediately prior to the Merger shall be exchanged for Mergeco New Subordinate Shares on the basis of one Mergeco New Subordinate Share for each Purchaser Subco Share;

(J)	in consideration for the Purchaser issuing Consideration Shares to the Company U.S. Shareholders in accordance with Section 3.2(n)(vi)(F), Mergeco shall issue to the Purchaser one Mergeco New Subordinate Share for each Purchaser Share issued by the Purchaser to the Company U.S. Shareholders pursuant to Section 3.2(n)(vi)(F);

(K)	the board of directors of Mergeco shall be comprised of a minimum of one and a maximum of 10 directors;

(L)	the amount added to the capital of the Purchaser Shares in respect of the Consideration Shares issued to Company U.S. Shareholders pursuant to Section 3.2(n)(vi)(F) shall be equal to the product obtained when (I) the capital of the New Subordinate Shares immediately following the exchanges in Section 3.2(n)(i), is multiplied by (II) a fraction, the numerator of which is the number of New Subordinate Shares transferred pursuant to Section 3.2(n)(vi)(F), and the denominator of which is the number of New Subordinate Shares outstanding immediately following the exchanges in Section 3.2(n)(i); and

(M)	the Company will file an election with the Canada Revenue Agency to cease to be a public corporation for the purposes of the Tax Act;

(vii)	each New Option shall be exchanged for a Replacement Option to acquire from the Purchaser such number of Purchaser Shares as is equal to: (A) the number of New Subordinate Shares that were issuable upon exercise of such New Option immediately prior to the Acquisition Effective Time, multiplied by (B) the Exchange Ratio in effect immediately prior to the Acquisition Effective Time (provided that if any holder of Replacement Options, following the exchange pursuant to this Section 3.2(n), is holding in aggregate, Replacement Options that would result in the issuance of a fraction of a Purchaser Share, then the number of Purchaser Shares to be issued pursuant to such Replacement Options shall be rounded down to the nearest whole number). Such Replacement Options shall provide for an exercise price per Replacement Option (rounded up to the nearest whole cent) equal to the quotient obtained when: (i) the exercise price per New Subordinate Share that would otherwise be payable pursuant to the New Option it replaces is divided by (ii) the Exchange Ratio in effect immediately prior to the Acquisition Effective Time, and any document evidencing a New Option shall thereafter evidence and be deemed to evidence such Replacement Option. Except as provided herein, all terms and conditions of a Replacement Option, including the term to expiry, conditions to and manner of exercising, will be the same as the New Option for which it was exchanged, and shall be governed by the terms of the Purchaser Equity Incentive Plan, and the exchange shall not provide any optionee with any additional benefits as compared to those under his or her original New Option. It is intended that subsection 7(1.4) of the Tax Act and Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the U.S. Treasury Regulations, as applicable, apply to such exchange of New Options. Accordingly, and notwithstanding the foregoing, if required, the exercise price of the Replacement Option will be increased such that the Replacement Option In-The-Money Amount immediately after the exchange does not exceed the New Option In-The-Money Amount of the New Option (or a fraction thereof) exchanged for such Replacement Option immediately before the exchange and so on a share-by-share basis, the ratio of the exercise price to the fair market value of the New Options being exchanged shall not be less favourable to the optionee than the ratio of the exercise price to the fair market value of the Replacement Options immediately following the exchange;

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(viii)	each New Compensation Option shall be exchanged for a Replacement Compensation Option to acquire from the Purchaser such number of Purchaser Shares as is equal to: (A) the number of New Subordinate Shares that were issuable upon exercise of such New Compensation Option immediately prior to the Acquisition Effective Time, multiplied by (B) the Exchange Ratio in effect immediately prior to the Acquisition Effective Time (provided that if any holder of Replacement Compensation Options, following the exchange pursuant to this Section 3.2(n), is holding in aggregate, Replacement Compensation Options that would result in the issuance of a fraction of a Purchaser Share, then the number of Purchaser Shares to be issued pursuant to such Replacement Compensation Options shall be rounded down to the nearest whole number). Such Replacement Compensation Option shall provide for an exercise price per whole Replacement Compensation Option (rounded up to the nearest whole cent) equal to the quotient obtained when: (i) the exercise price per New Subordinate Share that would otherwise be payable pursuant to the New Compensation Option it replaces is divided by (ii) the Exchange Ratio in effect immediately prior to the Acquisition Effective Time, and any document evidencing a New Compensation Option shall thereafter evidence and be deemed to evidence such Replacement Compensation Option. Except as provided herein, all terms and conditions of a Replacement Compensation Option, including the term to expiry, conditions to and manner of exercising, will be the same as the New Compensation Option for which it was exchanged, and the exchange shall not provide any optionee with any additional benefits as compared to those under his or her original New Compensation Option;

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(ix)	each New RSU shall be exchanged for a Replacement RSU to acquire from the Purchaser such number of Purchaser Shares as is equal to: (A) the number of New Subordinate Shares that were issuable upon vesting of such New RSU immediately prior to the Acquisition Effective Time, multiplied by (B) the Exchange Ratio in effect immediately prior to the Acquisition Effective Time (provided that if any holder of Replacement RSUs, following the exchange pursuant to this Section 3.2(n), is holding in aggregate, Replacement RSUs that would result in the issuance of a fraction of a Purchaser Share, then the number of Purchaser Shares to be issued pursuant to such Replacement RSUs shall be rounded down to the nearest whole number). Except as provided herein, all terms and conditions of a Replacement RSU, including the term to expiry, conditions to and manner of exercising, will be the same as the New RSU for which it was exchanged, and the exchange shall not provide any holder with any additional benefits as compared to those under his or her original New RSU;

(x)	in the event that the Floating Call Option is exercised by the Purchaser prior to the Purchaser Call Option Expiry Date, each Floating Option shall be exchanged for a Replacement Option to acquire from the Purchaser such number of Purchaser Shares as is equal to: (A) the number of Floating Shares that were issuable upon exercise of such Floating Option immediately prior to the Acquisition Effective Time, multiplied by (B) the Floating Ratio in effect immediately prior to the Acquisition Effective Time (provided that if any holder of Replacement Options, following the exchange pursuant to this Section 3.2(n), is holding in aggregate, Replacement Options that would result in the issuance of a fraction of a Purchaser Share, then the number of Purchaser Shares to be issued pursuant to such Replacement Options shall be rounded down to the nearest whole number). Such Replacement Options shall provide for an exercise price per Replacement Option (rounded up to the nearest whole cent) equal to the quotient obtained when: (i) the exercise price per Floating Share that would otherwise be payable pursuant to the Floating Option it replaces is divided by (ii) the Floating Ratio in effect immediately prior to the Acquisition Effective Time, and any document evidencing a Floating Option shall thereafter evidence and be deemed to evidence such Replacement Option. Except as provided herein, all terms and conditions of a Replacement Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Floating Option for which it was exchanged, and shall be governed by the terms of the Purchaser Equity Incentive Plan, and the exchange shall not provide any optionee with any additional benefits as compared to those under his or her original Floating Option. It is intended that subsection 7(1.4) of the Tax Act and Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the U.S. Treasury Regulations, as applicable, apply to such exchange of Floating Options. Accordingly, and notwithstanding the foregoing, if required, the exercise price of a Replacement Option will be increased such that the Replacement Option In-The-Money Amount immediately after the exchange does not exceed the Floating Option In-The-Money Amount of the Floating Option (or a fraction thereof) exchanged for such Replacement Option immediately before the exchange and so on a share-by-share basis, the ratio of the exercise price to the fair market value of the Floating Options being exchanged shall not be less favourable to the optionee than the ratio of the exercise price to the fair market value of the Replacement Options immediately following the exchange;

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(xi)	in the event that the Floating Call Option is exercised by the Purchaser prior to the Purchaser Call Option Expiry Date, each Floating Compensation Option shall be exchanged for a Replacement Compensation Option to acquire from the Purchaser such number of Purchaser Shares as is equal to: (A) the number of Floating Shares that were issuable upon exercise of such Floating Compensation Option immediately prior to the Acquisition Effective Time, multiplied by (B) the Floating Ratio in effect immediately prior to the Acquisition Effective Time (provided that if any holder of Replacement Compensation Options, following the exchange pursuant to this Section 3.2(n), is holding in aggregate, Replacement Compensation Options that would result in the issuance of a fraction of a Purchaser Share, then the number of Purchaser Shares to be issued pursuant to such Replacement Compensation Options shall be rounded down to the nearest whole number). Such Replacement Compensation Option shall provide for an exercise price per whole Replacement Compensation Option (rounded up to the nearest whole cent) equal to the quotient obtained when: (i) the exercise price per Floating Share that would otherwise be payable pursuant to the Floating Compensation Option it replaces is divided by (ii) the Floating Ratio in effect immediately prior to the Acquisition Effective Time, and any document evidencing a Floating Compensation Option shall thereafter evidence and be deemed to evidence such Replacement Compensation Option. Except as provided herein, all terms and conditions of a Replacement Compensation Option, including the term to expiry, conditions to and manner of exercising, will be the same as the Floating Compensation Option for which it was exchanged, and the exchange shall not provide any optionee with any additional benefits as compared to those under his or her original Floating Compensation Option; and

(xii)	in the event that the Floating Call Option is exercised by the Purchaser prior to the Purchaser Call Option Expiry Date, each Floating RSU shall be exchanged for a Replacement RSU to acquire from the Purchaser such number of Purchaser Shares as is equal to: (A) the number of Floating Shares that were issuable upon vesting of such Floating RSU immediately prior to the Acquisition Effective Time, multiplied by (B) the Floating Ratio in effect immediately prior to the Acquisition Effective Time (provided that if any holder of Replacement RSUs, following the exchange pursuant to this Section 3.2(n), is holding in aggregate, Replacement RSUs that would result in the issuance of a fraction of a Purchaser Share, then the number of Purchaser Shares to be issued pursuant to such Replacement RSUs shall be rounded down to the nearest whole number). Such Replacement RSU shall provide for a conversion price per Replacement RSU (rounded up to the nearest whole cent) equal to the quotient obtained when: (i) the conversion price per Floating Share that would otherwise be applicable pursuant to the Floating RSU it replaces is divided by (ii) the Floating Ratio in effect immediately prior to the Acquisition Effective Time, and any document evidencing a Floating RSU shall thereafter evidence and be deemed to evidence such Replacement RSU. Except as provided herein, all terms and conditions of a Replacement RSU, including the term to expiry, conditions to and manner of exercising, will be the same as the Floating RSU for which it was exchanged, and the exchange shall not provide any holder with any additional benefits as compared to those under his or her original Floating RSU.

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3.3	Floating Share Election.

With respect to the transfer of Floating Shares made by a Floating Shareholder pursuant to Section 3.2(n)(iv) on the Floating Election Date, the Purchaser shall notify the Depositary and publicly announce by press release:

(a)	the Purchaser’s determination that the Floating Consideration shall be comprised solely of Floating Share Consideration;

(b)	the Purchaser’s determination that the Floating Consideration shall be comprised solely of Floating Cash Consideration; or

(c)	the Purchaser’s determination (the “Proportionate Election”) that the Floating Consideration to be received for each Floating Share held shall be comprised of a proportion of Floating Share Consideration (the “Share Proportion”) and a proportion of Floating Cash Consideration (the “Cash Proportion”). For greater certainty the aggregate of the Share Proportion and the Cash Proportion shall be equal to 1.0.

3.4	Proration of Floating Consideration.

In the event of a Proportionate Election, with respect to the payment of Floating Consideration to the Floating Shareholders, each Floating Shareholder shall receive pursuant to Section 3.2(n)(iv) for each Floating Share held (i) the Share Proportion multiplied by the Floating Share Consideration; and (ii) the Cash Proportion multiplied by the Floating Cash Consideration.

3.5	Reorganization Letter of Transmittal.

The Company shall send a Reorganization Letter of Transmittal to each Company Shareholder concurrently with the Circular.

3.6	Letter of Transmittal.

The Company shall send a Letter of Transmittal to each Shareholder within 15 Business Days following the receipt by the Company of a Purchaser Call Option Exercise Notice or a Triggering Event Notice, as the case may be, and if applicable, the Floating Call Option Exercise Notice.

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3.7	U.S. Federal Income Tax Treatment.

For U.S. federal income tax purposes, the Company intends that the Capital Reorganization described in Section 3.2(e) will be treated as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the U.S. Tax Code.

The U.S. federal income tax treatment of the Merger and the transactions described in Section 3.2(n)(i) through Section 3.2(n)(xii) is uncertain and depends on a number of factors. Certain factors that will affect the U.S. federal income tax treatment of the Merger and the transactions described in Section 3.2(n)(i) through Section 3.2(n)(xii) may not be determinable until the Acquisition Date, including whether the Purchaser exercises the Floating Call Option to acquire the Floating Shares and, if so, whether the Floating Consideration is paid in Floating Share Consideration, Floating Cash Consideration or a combination thereof. Depending on these and other factors, the Merger and the transactions described in Section 3.2(n)(i) through Section 3.2(n)(xii) may be treated as a taxable transaction in which gain or loss is generally recognized for U.S. federal income tax purposes, or it may be treated as a reorganization within the meaning of Sections 368(a)(1)(A) and (a)(2)(E) of the U.S. Tax Code. Neither the Company nor the Purchaser have sought, or expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein, and no assurance can be given that the IRS will not take a position contrary to the above.

3.8	Canadian Tax Treatment.

The Company and the Purchaser intend that for Canadian federal income Tax purposes (and applicable provincial Tax purposes) the Merger will qualify as an amalgamation as defined in subsection 87(9) of the Tax Act.

3.9	No Fractional Purchaser Shares.

No fractional Purchaser Shares will be issued to any Person in connection with this Amended Plan of Arrangement. Where the aggregate number of New Subordinate Shares or New Multiple Shares to be issued to a Company Shareholder pursuant to this Amended Arrangement would otherwise result in a fraction of a New Subordinate Share or New Multiple Share being issuable, then the aggregate number of New Subordinate Shares or New Multiple Shares to be issued to such Company Shareholder shall be rounded down to the closest whole number and no compensation shall be payable to such Company Shareholder in lieu of any such fractional New Subordinate Shares or New Multiple Shares. Where the aggregate number of Purchaser Shares to be issued to a Shareholder pursuant to this Amended Arrangement would otherwise result in a fraction of a Purchaser Share being issuable, then the aggregate number of Purchaser Shares to be issued to such Shareholder shall be rounded down to the closest whole number and no compensation shall be payable to such Shareholder in lieu of any such fractional Purchaser Share.

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Article 4
RIGHTS OF DISSENT

4.1	Rights of Dissent.

Pursuant to the Amendment Interim Order, each registered Company Shareholder may exercise rights of dissent (“Dissent Rights”) under Section 238 of the BCBCA and in the manner set forth in Sections 242 to 247 of the BCBCA, all as modified by this Article 4 as the same may be modified by the Amendment Interim Order or the Amendment Final Order in respect of the Amended Arrangement, provided that the written notice of dissent to the Resolution contemplated by Section 242 of the BCBCA must be sent to and received by the Company not later than 5:00 p.m. (Vancouver time) on the Business Day that is two Business Days before the Meeting. Company Shareholders who validly exercise such rights of dissent and who:

(a)	are ultimately determined to be entitled to be paid fair value by the Purchaser, for the Dissenting Shares in respect of which they have exercised Dissent Rights, notwithstanding anything to the contrary contained in Section 245 of the BCBCA, will be deemed to have irrevocably surrendered such Dissenting Shares to the Company pursuant to Section 3.2(a) in consideration of such fair value, and each such Company Share so surrendered shall be cancelled and in no case will the Company or the Purchaser or any other Person be required to recognize such holders as holders of Company Shares after the Amendment Time, and each Dissenting Company Shareholder will cease to be entitled to the rights of a Company Shareholder in respect of the Company Shares in relation to which such Dissenting Company Shareholder has exercised Dissent Rights and the securities register of the Company will be amended to reflect that such former holder is no longer the holder of such Company Shares as at and from the Amendment Time; or

(b)	are ultimately not entitled, for any reason, to be paid fair value for the Dissenting Shares in respect of which they have exercised Dissent Rights, will be deemed to have participated in the Amended Arrangement on the same basis as a Company Shareholder who has not exercised Dissent Rights.

In addition to any other restrictions set forth in the BCBCA, none of the following Persons shall be entitled to exercise Dissent Rights: (i) Company Optionholders (with respect to any Company Options); (ii) Company RSU Holders (with respect to any Company RSUs); (iii) Company Compensation Option Holders (with respect to any Company Compensation Options); and (iv) Company Shareholders who vote in favour of, or who have instructed a proxyholder to vote in favour of, the Resolution.

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Article 5
CERTIFICATES AND PAYMENTS

5.1	Payment and Delivery of Consideration.

(a)	Following receipt of the Final Order and prior to the Amendment Date, the Purchaser shall deliver, or cause to be delivered, to the Payment Agent, by wire transfer in immediately available funds, an amount sufficient to pay the Amendment Option Payment payable by the Purchaser to: (i) the Amendment Time Company Shareholders in accordance with Section 3.2(c); and (ii) the Amendment Time High Street Holders and Amendment Time USCo2 Class B Shareholders in accordance with the terms of the Amended Arrangement.

(b)	Following receipt of the Final Order and prior to filing of the Required Filings, the Company shall deliver, or cause to be delivered, to the Reorganization Depositary a sufficient number of New Subordinate Shares and New Multiple Shares to satisfy the Company’s obligation to issue New Subordinate Shares and New Multiple Shares to Company Shareholders in accordance with Section 3.2(e).

(c)	Upon surrender to the Reorganization Depositary for cancellation of a certificate which immediately prior to the Amendment Time represented outstanding Company Shares, together with a duly completed and executed Reorganization Letter of Transmittal and such additional documents and instruments as the Reorganization Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Reorganization Depositary shall deliver to such Company Shareholder(s), a certificate representing the New Subordinate Shares or New Multiple Shares which such holder(s) is entitled to receive pursuant to the Capital Reorganization, which New Subordinate Shares and New Multiple Shares will be registered in such name or names and either (A) delivered to the address or addresses as such Company Shareholder directed in their Reorganization Letter of Transmittal; or (B) made available for pick up at the office of the Reorganization Depositary in accordance with the instructions of the Company Shareholder in the Reorganization Letter of Transmittal, and any certificate representing Company Shares so surrendered shall forthwith thereafter be cancelled.

(d)	Until surrendered as contemplated by Section 5.1(c), each certificate that immediately prior to the Amendment Time represented Company Shares shall be deemed after the Amendment Time to represent only the right to receive upon such surrender the New Subordinate Shares and/or New Multiple Shares in lieu of such certificate as contemplated in Section 3.2(e).

(e)	Following receipt by the Depositary of a Purchaser Call Option Exercise Notice or a Triggering Event Notice, as the case may be, and, if applicable, the Floating Call Option Exercise Notice, and prior to the Acquisition Date, the Purchaser shall deliver, or cause to be delivered, to the Depositary a sufficient number of Purchaser Shares and, if applicable, sufficient Floating Cash Consideration (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration) to satisfy the Purchaser’s obligation to issue Consideration Shares and, if applicable, the Floating Cash Consideration (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration) to Shareholders in accordance with Section 3.2(n)(iii), Section 3.2(n)(iv) or Section 3.2(n)(vi)(F).

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(f)	Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Acquisition Effective Time represented outstanding Shares, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder(s), a certificate representing the Consideration Shares and, if applicable, the Floating Cash Consideration (or, to the extent applicable, securities representing any Alternate Consideration or Alternate Floating Consideration) which such holder is entitled to receive pursuant to this Amended Plan of Arrangement, which Consideration Shares (or, to the extent applicable, securities representing any Alternate Consideration or Alternate Floating Consideration) will be registered in such name or names and, if applicable, along with the Floating Cash Consideration, either (A) delivered to the address or addresses as such Shareholder directed in their Letter of Transmittal; or (B) made available for pick up at the office of the Depositary in accordance with the instructions of the Shareholder in the Letter of Transmittal, and any certificate representing Shares so surrendered shall forthwith thereafter be cancelled.

(g)	Until surrendered as contemplated by Section 5.1(f), each certificate that immediately prior to the Acquisition Effective Time represented Shares shall be deemed after the Acquisition Effective Time to represent only the right to receive upon such surrender the Consideration Shares (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration) in lieu of such certificate as contemplated in Section 5.1(f), less any amounts withheld pursuant to Section 5.4. Any such certificate formerly representing Shares not duly surrendered on or before the sixth anniversary of the Acquisition Date shall cease to represent a claim by or interest of any former Shareholder of any kind or nature against or in the Company or the Purchaser. On such date, all Consideration Shares (or, to the extent applicable, securities representing any Alternate Consideration or Alternate Floating Consideration) to which such Shareholder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

(h)	No dividends or other distributions declared or made after the Acquisition Date with respect to Purchaser Shares (or, to the extent applicable, securities representing any Alternate Consideration or Alternate Floating Consideration) with a record date on or after the Acquisition Date will be payable or paid to the holder of any unsurrendered certificate or certificates which, immediately prior to the Acquisition Date, represented outstanding Shares, until the surrender of such certificates to the Depositary. Subject to applicable Law and to Section 5.4, at the time of such surrender, there shall, in addition to the delivery of the Purchaser Shares (or, to the extent applicable, securities representing any Alternate Consideration or Alternate Floating Consideration) to which such Shareholder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Acquisition Effective Time theretofore paid with respect to such Purchaser Shares (or, to the extent applicable, securities representing any Alternate Consideration or Alternate Floating Consideration).

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(i)	No holder of Shares shall be entitled to receive any consideration or entitlement with respect to such Shares in connection with the transactions or events contemplated by this Amended Plan of Arrangement other than any consideration or entitlement to which such holder is entitled to receive in accordance with Section 3.2, this Section 5.1 and the other terms of this Amended Plan of Arrangement.

5.2	Amendment Time Lost Certificates.

In the event any certificate which immediately prior to the Amendment Time represented one or more outstanding Company Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Reorganization Depositary will issue in exchange for such lost, stolen or destroyed certificate, the New Subordinate Shares or New Multiple Shares that such Company Shareholder has the right to receive pursuant to the Capital Reorganization, delivered in accordance with such Company Shareholder’s Reorganization Letter of Transmittal. When authorizing such exchange for any lost, stolen or destroyed certificate, the Person to whom such New Subordinate Shares or New Multiple Shares are to be delivered shall as a condition precedent to the delivery of such New Subordinate Shares or New Multiple Shares, give a bond satisfactory to the Company and the Reorganization Depositary (each acting reasonably) in such sum as the Company may direct (acting reasonably), or otherwise indemnify the Company and the Purchaser in a manner satisfactory to the Company (acting reasonably) against any claim that may be made against the Company and the Purchaser with respect to the certificate alleged to have been lost, stolen or destroyed.

5.3	Acquisition Effective Time Lost Certificates.

In the event any certificate which immediately prior to the Acquisition Effective Time represented one or more outstanding Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration Shares and, if applicable, the Floating Cash Consideration (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration) that such Shareholder has the right to receive pursuant to this Amended Plan of Arrangement, delivered in accordance with such Shareholder’s Letter of Transmittal. When authorizing such exchange for any lost, stolen or destroyed certificate, the Person to whom such Consideration Shares and, if applicable, the Floating Cash Consideration (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration) are to be delivered shall as a condition precedent to the delivery of such Consideration Shares and, if applicable, the Floating Cash Consideration (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration), give a bond satisfactory to the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser may direct (acting reasonably), or otherwise indemnify the Purchaser and the Company in a manner satisfactory to the Purchaser (acting reasonably) against any claim that may be made against the Purchaser and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

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5.4	Withholding Rights.

(a)	The Purchaser, the Company or the Depositary shall be entitled to deduct and withhold from any amount payable to any Person under this Amended Plan of Arrangement and the Acquisition (including, without limitation, any amounts payable pursuant to Section 4.1), such amounts as the Purchaser, the Company or the Depositary determines, acting reasonably, are required to be deducted and withheld with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any other Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Person in respect of which such withholding was made, provided that such amounts are actually remitted to the appropriate Governmental Entity.

(b)	Not later than 10 Business Days prior to the Acquisition Date, the Purchaser shall give written notice to the Company of any deduction or withholding set forth in Section 5.4(a) that the Purchaser intends to make or that it anticipates the Depositary making and afford the Company a reasonable opportunity to dispute any such deduction or withholding.

(c)	Each of the Company, the Purchaser and the Depositary is hereby authorized to sell or otherwise dispose of such portion of Purchaser Shares or, if applicable, deduct and withhold such portion of the Floating Cash Consideration (or, to the extent applicable, any Alternate Consideration or Alternate Floating Consideration), as applicable, payable to any Shareholder pursuant to this Amended Plan of Arrangement as is necessary to provide sufficient funds to the Company, the Purchaser or the Depositary, as the case may be, to enable it to implement such deduction or withholding, and the Company, the Purchaser or the Depositary will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale.

5.5	No Liens.

Any exchange or transfer of securities pursuant to this Amended Plan of Arrangement, including the surrender of Company Shares by Dissenting Company Shareholders, shall be free and clear of any Liens or other claims of third parties of any kind.

5.6	Paramountcy.

From and after the Amendment Time this Amended Plan of Arrangement shall take precedence and priority over any and all New Subordinate Shares, New Multiple Shares, Floating Shares, Company Options, New Options, Floating Options, Company RSUs, New RSUs, Floating RSUs, Company Compensation Options, New Compensation Options and Floating Compensation Options issued or outstanding at or following the Amendment Time.

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Article 6
AMENDMENTS

6.1	Amendments to Amended Plan of Arrangement.

(a)	The Company and the Purchaser may amend, modify and/or supplement this Amended Plan of Arrangement at any time and from time to time prior to the Amendment Time, provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) approved by the Purchaser and the Company (subject to the Arrangement Agreement), each acting reasonably, (iii) filed with the Court and, if made following the Meeting, approved by the Court, and (iv) communicated to or approved by the Company Shareholders if and as required by the Court.

(b)	Any amendment, modification or supplement to this Amended Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Meeting (provided that the Purchaser or the Company, subject to the Proposal Agreement, have each consented in writing thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Meeting (other than as may be required under the Amendment Interim Order), shall become part of this Amended Plan of Arrangement for all purposes.

(c)	Any amendment, modification or supplement to this Amended Plan of Arrangement that is approved or directed by the Court following the Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Shareholders voting in the manner directed by the Court.

(d)	Any amendment, modification or supplement to this Amended Plan of Arrangement may be made following the Amendment Date and prior to the Acquisition Date by the Purchaser and the Company, provided that it concerns a matter which, in the reasonable opinion of the Purchaser and the Company, is of an administrative nature required to better give effect to the implementation of this Amended Plan of Arrangement and is not adverse to the economic interest of any Shareholder, High Street Holder or USCo2 Class B Shareholder.

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Article 7
FURTHER ASSURANCES

Notwithstanding that the transactions and events set out in this Amended Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Amended Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order further to document or evidence any of the transactions or events set out in this Amended Plan of Arrangement.

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EXHIBIT A

RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS

ATTACHING TO THE SHARES

NEW SUBORDINATE SHARES

The Company will be authorized to issue an unlimited number of Class E subordinate voting shares (“New Subordinate Shares”), without nominal or par value, having attached thereto the special rights and restrictions as set forth below:

26.1	Voting

The holders of New Subordinate Shares shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Company except a meeting at which only the holders of another class or series of shares is entitled to vote. Each New Subordinate Share shall entitle the holder thereof to one vote at each such meeting.

26.2	Alteration to Rights of New Subordinate Shares

So long as any New Subordinate Shares remain outstanding, the Company will not, without the consent of the holders of New Subordinate Shares expressed by separate special resolution, alter or amend these Articles if the result of such alteration or amendment would:

(a)	prejudice or interfere with any right or special right attached to the New Subordinate Shares; or

(b)	affect the rights or special rights of the holders of New Subordinate Shares, New Multiple Shares or Floating Shares on a per share basis as provided for herein.

26.3	Purchaser Call Option

Each issued and outstanding New Subordinate Share shall, without any action by the holder, be subject to the terms of the Amended Plan of Arrangement (as defined below) and the Purchaser Call Option (as defined below) granted pursuant to the Amended Plan of Arrangement.

For the purposes of these New Subordinate Share special rights and restrictions:

(a)	“Amendment” means the second amendment to the Arrangement Agreement made [●], 2020 between Canopy Growth Corporation and the Company;

(b)	“Arrangement Agreement” means the arrangement agreement made April 18, 2019, as amended on May 15, 2019 and [●], 2020 by the Amendment, between Canopy Growth Corporation and the Company as the same may be further amended, supplemented or restated;

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(c)	“Amended Plan of Arrangement” means the amended and restated plan of arrangement contemplated by the Amendment implementing an arrangement under Section 288 of the Business Corporations Act (British Columbia) involving the Company and Canopy Growth Corporation, as such amended and restated plan of arrangement may be amended from time to time; and

(d)	“Purchaser Call Option” has the meaning ascribed to such term in the Amended Plan of Arrangement. The Purchaser Call Option contains the terms and conditions in Exhibit B to the Amended Plan of Arrangement, a copy of which is set out in Appendix A to this Exhibit A, and forms part of the special rights and restrictions attached to the New Subordinate Shares.

26.4	Dividends

The holders of New Subordinate Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared thereon by the directors from time to time. The directors may declare no dividend payable in cash or property on the New Subordinate Shares unless the directors simultaneously declare a dividend payable in cash or property on: (i) the New Multiple Shares, in an amount per New Multiple Share equal to the amount of the dividend declared per New Subordinate Share; and (ii) the Floating Shares, in an amount per Floating Share equal to the amount of the dividend declared per New Subordinate Share.

26.5	Liquidation Rights

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company to its shareholders for the purposes of winding up its affairs, the holders of the New Subordinate Shares shall be entitled to participate pari passu with the holders of New Multiple Shares and Floating Shares, with the amount of such distribution per New Subordinate Share equal to each of: (i) the amount of such distribution per New Multiple Share; and (ii) the amount of such distribution per Floating Share.

26.6	Subdivision or Consolidation

The New Subordinate Shares shall not be consolidated or subdivided unless the New Multiple Shares and the Floating Shares are simultaneously consolidated or subdivided utilizing the same divisor or multiplier.

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NEW MULTIPLE SHARES

The Company will be authorized to issue 117,600 Class F multiple voting shares (“New Multiple Shares”), without nominal or par value, having attached thereto the special rights and restrictions as set forth below:

27.1	Voting

The holders of New Multiple Shares shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Company except a meeting at which only the holders of another class or series of shares is entitled to vote. Subject to Articles 98.4 and 98.5, each New Multiple Share shall entitle the holder to 4,300 votes and each fraction of a New Multiple Share shall entitle the holder to the number of votes calculated by multiplying the fraction by 4,300 and rounding the product down to the nearest whole number, at each such meeting.

27.2	Alteration to Rights of New Multiple Shares

So long as any New Multiple Shares remain outstanding, the Company will not, without the consent of the holders of New Multiple Shares expressed by separate special resolution alter or amend these Articles if the result of such alteration or amendment would:

(a)	prejudice or interfere with any right or special right attached to the New Multiple Shares; or

(b)	affect the rights or special rights of the holders of New Subordinate Shares, New Multiple Shares and Floating Shares on a per share basis as provided for herein.

At any meeting of holders of New Multiple Shares called to consider such a separate special resolution, each New Multiple Share shall entitle the holder to one vote and each fraction of a New Multiple Share will entitle the holder to the corresponding fraction of one vote.

27.3	Shares Superior to New Multiple Shares

The Company may take no action which would authorize or create shares of any class or series having preferences superior to or on a parity with the New Multiple Shares without the consent of the holders of a majority of the New Multiple Shares expressed by separate ordinary resolution.

At any meeting of holders of New Multiple Shares called to consider such a separate ordinary resolution, each New Multiple Share will entitle the holder to one vote and each fraction of a New Multiple Share shall entitle the holder to the corresponding fraction of one vote.

27.4	Purchaser Call Option

Each issued and outstanding New Multiple Share shall, without any action by the holder, be subject to the terms of the Amended Plan of Arrangement (as defined below) and the Purchaser Call Option (as defined below) granted pursuant to the Amended Plan of Arrangement.

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For the purposes of these New Multiple Share special rights and restrictions:

(a)	“Amendment” means the second amendment to the Arrangement Agreement made [●], 2020 between Canopy Growth Corporation and the Company;

(b)	“Arrangement Agreement” means the arrangement agreement made April 18, 2019, as amended on May 15, 2019 and [●], 2020 by the Amendment, between Canopy Growth Corporation and the Company as the same may be further amended, supplemented or restated;

(c)	“Amended Plan of Arrangement” means the amended and restated plan of arrangement contemplated by the Amendment implementing an arrangement under Section 288 of the Business Corporations Act (British Columbia) involving the Company and Canopy Growth Corporation, as such amended and restated plan of arrangement may be amended from time to time; and

(d)	“Purchaser Call Option” has the meaning ascribed to such term in the Amended Plan of Arrangement. The Purchaser Call Option contains the terms and conditions in Exhibit B to the Amended Plan of Arrangement, a copy of which is set out in Appendix A to this Exhibit A, and forms part of the special rights and restrictions attached to the New Multiple Shares.

27.5	Issuance

No additional New Multiple Shares are issuable following the date of the Amendment.

27.6	Dividends

The holders of New Multiple Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared by the directors from time to time. The directors may declare no dividend payable in cash or property on the New Multiple Shares unless the directors simultaneously declare a dividend payable in cash or property on: (i) the New Subordinate Shares, in an amount equal to the amount of the dividend declared per New Multiple Share; and (ii) the Floating Shares, in an amount equal to the amount of the dividend declared per New Multiple Share.

Holders of fractional New Multiple Shares shall be entitled to receive any dividend declared on the New Multiple Shares, in an amount equal to the dividend per New Multiple Share multiplied by the fraction thereof held by such holder.

27.7	Liquidation Rights

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company to its shareholders for the purpose of winding up its affairs, the holders of the New Multiple Shares shall be entitled to participate pari passu with the holders of New Subordinate Shares and Floating Shares, with the amount of such distribution per New Multiple Share equal to each of: (i) the amount of such distribution per New Subordinate Share; and (ii) the amount of such distribution per Floating Share; and each fraction of a New Multiple Share will be entitled to the amount calculated by multiplying the fraction by the amount payable per whole New Multiple Share.

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27.8	Subdivision or Consolidation

The New Multiple Shares shall not be consolidated or subdivided unless the New Subordinate Shares and the Floating Shares are simultaneously consolidated or subdivided utilizing the same divisor or multiplier.

27.9	Transfer of New Multiple Shares

No New Multiple Share may be sold, transferred, assigned, pledged or otherwise disposed of, other than: (i) in connection with the conversion of New Multiple Shares into New Subordinate Shares; (ii) to an immediate family member of the holder; or (iii) a transfer for purposes of estate or tax planning to a company or person that is wholly beneficially owned by the holder or immediate family members of the holder or which the holder or immediate family members of the holder are the sole beneficiaries thereof.

27.10	Mandatory Conversion

Notwithstanding anything to the contrary contained in this Article 27, on the Acquisition Date, each issued and outstanding New Multiple Share shall be automatically converted, in accordance with the Amended Plan of Arrangement, into such number of New Subordinate Shares as is determined by multiplying the number of New Multiple Shares by one. Fractions of New Multiple Shares shall be converted into such number of New Subordinate Shares as is determined by multiplying the fraction by one.

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FLOATING SHARES

The Company will be authorized to issue an unlimited number of Class D subordinate voting shares (“Floating Shares”), without nominal or par value, having attached thereto the special rights and restrictions as set forth below:

28.1	Voting

The holders of Floating Shares shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Company except a meeting at which only the holders of another class or series of shares is entitled to vote. Each Floating Share shall entitle the holder thereof to one vote at each such meeting.

28.2	Alteration to Rights of Floating Shares

So long as any Floating Shares remain outstanding, the Company will not, without the consent of the holders of Floating Shares expressed by separate special resolution, alter or amend these Articles if the result of such alteration or amendment would:

(a)	prejudice or interfere with any right or special right attached to the Floating Shares; or

(b)	affect the rights or special rights of the holders of New Subordinate Shares, New Multiple Shares or Floating Shares on a per share basis as provided for herein.

28.3	Floating Call Option

Each issued and outstanding Floating Share shall, without any action by the holder, be subject to the terms of the Amended Plan of Arrangement (as defined below) and the Floating Call Option (as defined below) granted pursuant to the Amended Plan of Arrangement.

For the purposes of these Floating Share special rights and restrictions:

(a)	“Amendment” means the second amendment to the Arrangement Agreement made [●], 2020 between Canopy Growth Corporation and the Company;

(b)	“Arrangement Agreement” means the arrangement agreement made April 18, 2019, as amended on May 15, 2019 and [●], 2020 by the Amendment, between Canopy Growth Corporation and the Company as the same may be further amended, supplemented or restated;

(c)	“Amended Plan of Arrangement” means the amended and restated plan of arrangement contemplated by the Amendment implementing an arrangement under Section 288 of the Business Corporations Act (British Columbia) involving the Company and Canopy Growth Corporation, as such amended and restated plan of arrangement may be amended from time to time; and

(d)	“Floating Call Option” has the meaning ascribed to such term in the Amended Plan of Arrangement. The Floating Call Option contains the terms and conditions in Exhibit B to the Amended Plan of Arrangement, a copy of which is set out in Appendix A to this Exhibit A, and forms part of the special rights and restrictions attached to the Floating Shares.

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28.4	Dividends

The holders of Floating Shares shall be entitled to receive such dividends payable in cash or property of the Company as may be declared thereon by the directors from time to time. The directors may declare no dividend payable in cash or property on the Floating Shares unless the directors simultaneously declare a dividend payable in cash or property on: (i) New Subordinate Shares, in an amount per New Subordinate Share equal to the amount of the dividend declared per Floating Share; and (ii) the New Multiple Shares, in an amount per New Multiple Share equal to the amount of the dividend declared per Floating Share.

28.5	Liquidation Rights

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company to its shareholders for the purposes of winding up its affairs, the holders of the Floating Shares shall be entitled to participate pari passu with the holders of New Subordinate Shares and New Multiple Shares, with the amount of such distribution per Floating Share equal to each of: (i) the amount of such distribution per New Subordinate Share; and (ii) the amount of such distribution per New Multiple Share.

28.6	Subdivision or Consolidation

The Floating Shares shall not be consolidated or subdivided unless the New Subordinate Shares and the New Multiple Shares are simultaneously consolidated or subdivided utilizing the same divisor or multiplier.

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APPENDIX A

(TO RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS

ATTACHING TO THE SHARES)

Definitions

Capitalized terms used but not defined in this Appendix A shall have the meaning ascribed thereto in the Amended Plan of Arrangement (the “Amended Plan of Arrangement”).

TERMS OF PURCHASER CALL OPTION

The Purchaser Call Option is granted upon and subject to the following terms and conditions:

Purchaser Call Option

Pursuant to the terms of the Purchaser Call Option and the terms of the New Subordinate Shares and the New Multiple Shares, the Purchaser has an option to purchase all of the New Subordinate Shares held by the Shareholders on the Acquisition Date immediately following the exchange referred to in Section 3.2(n)(i) of the Amended Plan of Arrangement (such Shares, the “Purchaser Call Option Shares”), in each case subject to the terms and conditions set out in the Amended Plan of Arrangement, including Exhibit B thereto and this Exhibit A.

Exercise of Purchaser Call Option Prior to Triggering Event Date

The Purchaser Call Option may be exercised by the Purchaser in its sole discretion at any time prior to the Triggering Event Date and before the Purchaser Call Option Expiry Date by delivering to the Company (with a copy to the Depositary) a Purchaser Call Option Exercise Notice stating that the Purchaser is exercising the Purchaser Call Option with respect to all (but not less than all) of the Purchaser Call Option Shares and specifying the Acquisition Date on which the closing of the purchase and sale of the Purchaser Call Option Shares is to occur, subject to the Acquisition Closing Conditions being satisfied or waived.

Exercise of Purchaser Call Option Following Triggering Event Date

Upon the occurrence of the Triggering Event Date prior to the Purchaser Call Option Expiry Date, and provided the Purchaser has not previously exercised the Purchaser Call Option, the Purchaser shall exercise, and shall be deemed to have exercised, effective at 5:00 p.m. (Toronto time) on the Triggering Event Date, the Purchaser Call Option with respect to all (but not less than all) of the Purchaser Call Option Shares.

Upon the occurrence of the Triggering Event Date prior to the Purchaser Call Option Expiry Date, and provided the Purchaser has not previously exercised the Purchaser Call Option, the Purchaser shall, within two Business Days of the Triggering Event Date, deliver to the Company (with a copy to the Depositary) a Purchaser Call Option Exercise Notice stating that the Purchaser is exercising the Purchaser Call Option with respect to all (but not less than all) of the Purchaser Call Option Shares and specifying the Acquisition Date on which the closing of the purchase and sale of the Purchaser Call Option Shares is to occur, subject to the Acquisition Closing Conditions being satisfied or waived.

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If the Purchaser fails to deliver a Purchaser Call Option Exercise Notice to the Company in accordance with the immediately preceding paragraph, the Company shall be entitled and shall be required, forthwith following such failure by the Purchaser, to deliver to the Purchaser (with a copy to the Depositary) a Triggering Event Notice specifying the Acquisition Date on which the closing of the purchase and sale of the Purchaser Call Option Shares is to occur, subject to the Acquisition Closing Conditions being satisfied or waived.

Expiry of Purchaser Call Option

If the Purchaser Call Option has not been exercised or deemed to have been exercised prior to the Purchaser Call Option Expiry Date, the Purchaser Call Option shall expire and terminate effective as of the Purchaser Call Option Expiry Date and thereafter shall be of no further force or effect.

Notwithstanding anything to the contrary contained herein, if the Purchaser Call Option is exercised or deemed to be exercised prior to the Purchaser Call Option Expiry Date but the closing of the Acquisition has not occurred by the Acquisition Closing Outside Date, the Purchaser Call Option shall expire and terminate effective as of the Acquisition Closing Outside Date and thereafter shall be of no further force or effect.

Effect of Exercise or Deemed Exercise of Purchaser Call Option

Upon the exercise or deemed exercise of the Purchaser Call Option, the Purchaser shall be required to purchase from each Shareholder, and each Shareholder shall be required to sell to the Purchaser, on the Acquisition Date, the New Subordinate Shares held by such Shareholder immediately following the exchange referred to in Section 3.2(n)(i) of the Amended Plan of Arrangement, in consideration for the payment by the Purchaser to such Shareholder of the Purchaser Share Consideration (or, in the event a Purchaser Change of Control shall have occurred prior to the Acquisition Date, the Per Share Consideration) for each New Subordinate Share acquired from such Shareholder, all in accordance with this Exhibit B and the Amended Plan of Arrangement.

Purchase and Sale of Purchaser Call Option Shares Following Exercise of Purchaser Call Option

The closing of the purchase and sale of Purchaser Call Option Shares following the exercise or deemed exercise by the Purchaser of the Purchaser Call Option shall occur on the Acquisition Date as follows:

1)	Following the exchange referred to in Section 3.2(n)(i) of the Amended Plan of Arrangement, Company Non-U.S. Shareholders shall exchange their New Subordinate Shares for Consideration Shares (or, to the extent applicable, any Alternate Consideration) in accordance with Section 3.2(n)(iii) of the Amended Plan of Arrangement; and

2)	Following the exchange by Company Non-U.S. Shareholders of their New Subordinate Shares to the Purchaser in accordance with Section 3.2(n)(iii) of the Amended Plan of Arrangement, Company U.S. Shareholders shall exchange their Company Subordinate Voting Shares for Consideration Shares (or, to the extent applicable, any Alternate Consideration) in accordance with Section 3.2(n)(vi)(F) of the Amended Plan of Arrangement.

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On the Acquisition Date, the Purchaser shall issue to the holder of a Purchaser Call Option Share, for each Purchaser Call Option Share acquired, the Purchaser Share Consideration (or, to the extent applicable, any Alternate Consideration), in accordance with Section 5.1 of the Amended Plan of Arrangement.

Assignment of Shares Prior to the Acquisition Date

Notwithstanding the foregoing, the Purchaser Call Option shall not prohibit the sale, assignment or transfer of Shares by Shareholders at any time, or from time to time, prior to the Acquisition Date. A Shareholder that sells, assigns or transfers Shares prior to the Acquisition Date shall, following such sale, assignment or transfer, not be subject to the terms of the Purchaser Call Option in respect of such Shares (except to the extent such Shareholder subsequently re-acquires such Shares). For greater certainty, any acquirer of Shares following such sale, assignment or transfer shall be subject to the terms of the Purchaser Call Option in respect of such Shares.

Holders of Common Membership Units and USCo2 Class B Shares

The terms provided herein with respect to Shares shall apply in all respects to the holders of Common Membership Units and USCo2 Class B Shares except that the Purchaser Call Option may not be exercised before three years after the Acquisition Date with respect to these holders. The exercise of the Purchaser Call Option with respect to these holders is to be effectuated in a manner consistent with Exhibit 1 and Exhibit 2 of the Arrangement Agreement and the fourth amended and restated limited liability agreement of High Street.

TERMS OF FLOATING CALL OPTION

Each Floating Call Option is granted upon and subject to the following terms and conditions:

Floating Call Option

Pursuant to the terms of the Floating Call Option and the terms of the Floating Shares, the Purchaser has an option to purchase all of the Floating Shares held by the Floating Shareholders on the Acquisition Date, subject to the terms and conditions set out in the Amended Plan of Arrangement, including Exhibit B thereto and this Exhibit A.

Exercise of Floating Call Option Prior to Triggering Event Date

The Floating Call Option may be exercised by the Purchaser in its sole discretion, following the exercise of the Purchaser Call Option, by delivering to the Company (with a copy to the Depositary) a Floating Call Option Exercise Notice on or before the Floating Election Expiry Date stating that the Purchaser is exercising the Floating Call Option with respect to all (but not less than all) of the Floating Shares, subject to the Acquisition Closing Conditions being satisfied or waived. For greater certainty, the Purchaser has no right to acquire the Floating Shares pursuant to the Floating Call Option if the New Subordinate Shares are not acquired by the Purchaser pursuant to the Purchaser Call Option.

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Expiry of Floating Call Option

The Floating Call Option shall expire and terminate effective as of the earlier of (i) the Floating Election Expiry Date, and (ii) the Purchaser Call Option Expiry Date, and thereafter shall be of no further force or effect.

Notwithstanding anything to the contrary contained herein, if the Floating Call Option is exercised prior to the Purchaser Call Option Expiry Date but the closing of the Acquisition has not occurred by the Acquisition Closing Outside Date, the Floating Call Option shall expire and terminate effective as of the Acquisition Closing Outside Date and thereafter shall be of no further force or effect.

Effect of Exercise of Floating Call Option

Upon the exercise of the Floating Call Option, the Purchaser shall be required to purchase from each Floating Shareholder, and each Floating Shareholder shall be required to sell to the Purchaser, on the Acquisition Date, the Floating Shares held by such Floating Shareholder in consideration for the payment by the Purchaser to such Floating Shareholder of the Floating Consideration (or, in the event a Purchaser Change of Control shall have occurred prior to the Acquisition Date, the Floating Per Share Consideration) for each Floating Share acquired from such Floating Shareholder, all in accordance with this Exhibit B and the Amended Plan of Arrangement.

Determination of Floating Consideration

On the Floating Election Date, the Purchaser shall notify the Depositary and publicly announce by press release, either:

1)	the Purchaser’s determination that the Floating Consideration shall be comprised solely of Floating Share Consideration;

2)	the Purchaser’s determination that the Floating Consideration shall be comprised solely of Floating Cash Consideration; or

3)	the Proportionate Election that the Floating Consideration to be received for each Floating Share held shall be comprised of a Share Proportion and a Cash Proportion.

In the event of a Proportionate Election, each Floating Shareholder shall receive pursuant to Section 3.2(n)(iv) for each Floating Share held (i) the Share Proportion multiplied by the Floating Share Consideration; and (ii) the Cash Proportion multiplied by the Floating Cash Consideration. In no circumstances shall the non-cash portion of the Aggregate Floating Consideration include Purchaser Shares in an amount greater than the Floating Share Maximum without the prior written consent of the Purchaser.

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Purchase and Sale of Floating Shares Following Exercise of Floating Call Option

The closing of the purchase and sale of Floating Shares following the exercise by the Purchaser of the Floating Call Option shall occur on the Acquisition Date. Shareholders shall exchange their Floating Shares for the Floating Consideration (or, to the extent applicable, any Alternate Floating Consideration) in accordance with Section 3.2(n)(iv) of the Amended Plan of Arrangement.

On the Acquisition Date, the Purchaser shall issue to the holder of a Floating Share, for each Floating Share acquired, the Floating Consideration (or, to the extent applicable, any Alternate Floating Consideration), in accordance with Section 5.1 of the Amended Plan of Arrangement.

Assignment of Shares Prior to the Acquisition Date

Notwithstanding the foregoing, the Floating Call Option shall not prohibit the sale, assignment or transfer of Floating Shares by Floating Shareholders at any time, or from time to time, prior to the Acquisition Date. A Floating Shareholder that sells, assigns or transfers Floating Shares prior to the Acquisition Date shall, following such sale, assignment or transfer, not be subject to the terms of the Floating Call Option in respect of such Floating Shares (except to the extent such Floating Shareholder subsequently re-acquires such Floating Shares). For greater certainty, any acquirer of Floating Shares following such sale, assignment or transfer shall be subject to the terms of the Floating Call Option in respect of such Floating Shares.

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EXHIBIT B

(TO RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS

ATTACHING TO THE SHARES)

Definitions

Capitalized terms used but not defined in this Exhibit B shall have the meaning ascribed thereto in the Amended Plan of Arrangement (the “Amended Plan of Arrangement”).

TERMS OF PURCHASER CALL OPTION

The Purchaser Call Option is granted upon and subject to the following terms and conditions:

Purchaser Call Option

Pursuant to the terms of the Purchaser Call Option and the terms of the New Subordinate Shares and the New Multiple Shares, the Purchaser has an option to purchase all of the New Subordinate Shares held by the Shareholders on the Acquisition Date immediately following the exchange referred to in Section 3.2(n)(i) of the Amended Plan of Arrangement (such Shares, the “Purchaser Call Option Shares”), in each case subject to the terms and conditions set out in the Amended Plan of Arrangement, including Exhibit B thereto and this Exhibit A.

Exercise of Purchaser Call Option Prior to Triggering Event Date

The Purchaser Call Option may be exercised by the Purchaser in its sole discretion at any time prior to the Triggering Event Date and before the Purchaser Call Option Expiry Date by delivering to the Company (with a copy to the Depositary) a Purchaser Call Option Exercise Notice stating that the Purchaser is exercising the Purchaser Call Option with respect to all (but not less than all) of the Purchaser Call Option Shares and specifying the Acquisition Date on which the closing of the purchase and sale of the Purchaser Call Option Shares is to occur, subject to the Acquisition Closing Conditions being satisfied or waived.

Exercise of Purchaser Call Option Following Triggering Event Date

Upon the occurrence of the Triggering Event Date prior to the Purchaser Call Option Expiry Date, and provided the Purchaser has not previously exercised the Purchaser Call Option, the Purchaser shall exercise, and shall be deemed to have exercised, effective at 5:00 p.m. (Toronto time) on the Triggering Event Date, the Purchaser Call Option with respect to all (but not less than all) of the Purchaser Call Option Shares.

Upon the occurrence of the Triggering Event Date prior to the Purchaser Call Option Expiry Date, and provided the Purchaser has not previously exercised the Purchaser Call Option, the Purchaser shall, within two Business Days of the Triggering Event Date, deliver to the Company (with a copy to the Depositary) a Purchaser Call Option Exercise Notice stating that the Purchaser is exercising the Purchaser Call Option with respect to all (but not less than all) of the Purchaser Call Option Shares and specifying the Acquisition Date on which the closing of the purchase and sale of the Purchaser Call Option Shares is to occur, subject to the Acquisition Closing Conditions being satisfied or waived.

C-54

If the Purchaser fails to deliver a Purchaser Call Option Exercise Notice to the Company in accordance with the immediately preceding paragraph, the Company shall be entitled and shall be required, forthwith following such failure by the Purchaser, to deliver to the Purchaser (with a copy to the Depositary) a Triggering Event Notice specifying the Acquisition Date on which the closing of the purchase and sale of the Purchaser Call Option Shares is to occur, subject to the Acquisition Closing Conditions being satisfied or waived.

Expiry of Purchaser Call Option

If the Purchaser Call Option has not been exercised or deemed to have been exercised prior to the Purchaser Call Option Expiry Date, the Purchaser Call Option shall expire and terminate effective as of the Purchaser Call Option Expiry Date and thereafter shall be of no further force or effect.

Notwithstanding anything to the contrary contained herein, if the Purchaser Call Option is exercised or deemed to be exercised prior to the Purchaser Call Option Expiry Date but the closing of the Acquisition has not occurred by the Acquisition Closing Outside Date, the Purchaser Call Option shall expire and terminate effective as of the Acquisition Closing Outside Date and thereafter shall be of no further force or effect.

Effect of Exercise or Deemed Exercise of Purchaser Call Option

Upon the exercise or deemed exercise of the Purchaser Call Option, the Purchaser shall be required to purchase from each Shareholder, and each Shareholder shall be required to sell to the Purchaser, on the Acquisition Date, the New Subordinate Shares held by such Shareholder immediately following the exchange referred to in Section 3.2(n)(i) of the Amended Plan of Arrangement, in consideration for the payment by the Purchaser to such Shareholder of the Purchaser Share Consideration (or, in the event a Purchaser Change of Control shall have occurred prior to the Acquisition Date, the Per Share Consideration) for each New Subordinate Share acquired from such Shareholder, all in accordance with this Exhibit B and the Amended Plan of Arrangement.

Purchase and Sale of Purchaser Call Option Shares Following Exercise of Purchaser Call Option

The closing of the purchase and sale of Purchaser Call Option Shares following the exercise or deemed exercise by the Purchaser of the Purchaser Call Option shall occur on the Acquisition Date as follows:

1)	Following the exchange referred to in Section 3.2(n)(i) of the Amended Plan of Arrangement, Company Non-U.S. Shareholders shall exchange their New Subordinate Shares for Consideration Shares (or, to the extent applicable, any Alternate Consideration) in accordance with Section 3.2(n)(iii) of the Amended Plan of Arrangement; and

2)	Following the exchange by Company Non-U.S. Shareholders of their New Subordinate Shares to the Purchaser in accordance with Section 3.2(n)(iii) of the Amended Plan of Arrangement, Company U.S. Shareholders shall exchange their Company Subordinate Voting Shares for Consideration Shares (or, to the extent applicable, any Alternate Consideration) in accordance with Section 3.2(n)(vi)(F) of the Amended Plan of Arrangement.

C-55

On the Acquisition Date, the Purchaser shall issue to the holder of a Purchaser Call Option Share, for each Purchaser Call Option Share acquired, the Purchaser Share Consideration (or, to the extent applicable, any Alternate Consideration), in accordance with Section 5.1 of the Amended Plan of Arrangement.

Assignment of Shares Prior to the Acquisition Date

Notwithstanding the foregoing, the Purchaser Call Option shall not prohibit the sale, assignment or transfer of Shares by Shareholders at any time, or from time to time, prior to the Acquisition Date. A Shareholder that sells, assigns or transfers Shares prior to the Acquisition Date shall, following such sale, assignment or transfer, not be subject to the terms of the Purchaser Call Option in respect of such Shares (except to the extent such Shareholder subsequently re-acquires such Shares). For greater certainty, any acquirer of Shares following such sale, assignment or transfer shall be subject to the terms of the Purchaser Call Option in respect of such Shares.

Holders of Common Membership Units and USCo2 Class B Shares

The terms provided herein with respect to Shares shall apply in all respects to the holders of Common Membership Units and USCo2 Class B Shares except that the Purchaser Call Option may not be exercised before three years after the Acquisition Date with respect to these holders. The exercise of the Purchaser Call Option with respect to these holders is to be effectuated in a manner consistent with Exhibit 1 and Exhibit 2 of the Arrangement Agreement and the fourth amended and restated limited liability agreement of High Street.

TERMS OF FLOATING CALL OPTION

Each Floating Call Option is granted upon and subject to the following terms and conditions:

Floating Call Option

Pursuant to the terms of the Floating Call Option and the terms of the Floating Shares, the Purchaser has an option to purchase all of the Floating Shares held by the Floating Shareholders on the Acquisition Date, subject to the terms and conditions set out in the Amended Plan of Arrangement, including Exhibit B thereto and this Exhibit A.

Exercise of Floating Call Option Prior to Triggering Event Date

The Floating Call Option may be exercised by the Purchaser in its sole discretion, following the exercise of the Purchaser Call Option, by delivering to the Company (with a copy to the Depositary) a Floating Call Option Exercise Notice on or before the Floating Election Expiry Date stating that the Purchaser is exercising the Floating Call Option with respect to all (but not less than all) of the Floating Shares, subject to the Acquisition Closing Conditions being satisfied or waived. For greater certainty, the Purchaser has no right to acquire the Floating Shares pursuant to the Floating Call Option if the New Subordinate Shares are not acquired by the Purchaser pursuant to the Purchaser Call Option.

C-56

Expiry of Floating Call Option

The Floating Call Option shall expire and terminate effective as of the earlier of (i) the Floating Election Expiry Date, and (ii) the Purchaser Call Option Expiry Date, and thereafter shall be of no further force or effect.

Notwithstanding anything to the contrary contained herein, if the Floating Call Option is exercised prior to the Purchaser Call Option Expiry Date but the closing of the Acquisition has not occurred by the Acquisition Closing Outside Date, the Floating Call Option shall expire and terminate effective as of the Acquisition Closing Outside Date and thereafter shall be of no further force or effect.

Effect of Exercise of Floating Call Option

Upon the exercise of the Floating Call Option, the Purchaser shall be required to purchase from each Floating Shareholder, and each Floating Shareholder shall be required to sell to the Purchaser, on the Acquisition Date, the Floating Shares held by such Floating Shareholder in consideration for the payment by the Purchaser to such Floating Shareholder of the Floating Consideration (or, in the event a Purchaser Change of Control shall have occurred prior to the Acquisition Date, the Floating Per Share Consideration) for each Floating Share acquired from such Floating Shareholder, all in accordance with this Exhibit B and the Amended Plan of Arrangement.

Determination of Floating Consideration

On the Floating Election Date, the Purchaser shall notify the Depositary and publicly announce by press release, either:

1)	the Purchaser’s determination that the Floating Consideration shall be comprised solely of Floating Share Consideration;

2)	the Purchaser’s determination that the Floating Consideration shall be comprised solely of Floating Cash Consideration; or

3)	the Proportionate Election that the Floating Consideration to be received for each Floating Share held shall be comprised of a Share Proportion and a Cash Proportion.

In the event of a Proportionate Election, each Floating Shareholder shall receive pursuant to Section 3.2(n)(iv) for each Floating Share held (i) the Share Proportion multiplied by the Floating Share Consideration; and (ii) the Cash Proportion multiplied by the Floating Cash Consideration. In no circumstances shall the non-cash portion of the Aggregate Floating Consideration include Purchaser Shares in an amount greater than the Floating Share Maximum without the prior written consent of the Purchaser.

C-57

Purchase and Sale of Floating Shares Following Exercise of Floating Call Option

The closing of the purchase and sale of Floating Shares following the exercise by the Purchaser of the Floating Call Option shall occur on the Acquisition Date. Shareholders shall exchange their Floating Shares for the Floating Consideration (or, to the extent applicable, any Alternate Floating Consideration) in accordance with Section 3.2(n)(iv) of the Amended Plan of Arrangement.

On the Acquisition Date, the Purchaser shall issue to the holder of a Floating Share, for each Floating Share acquired, the Floating Consideration (or, to the extent applicable, any Alternate Floating Consideration), in accordance with Section 5.1 of the Amended Plan of Arrangement.

Assignment of Shares Prior to the Acquisition Date

Notwithstanding the foregoing, the Floating Call Option shall not prohibit the sale, assignment or transfer of Floating Shares by Floating Shareholders at any time, or from time to time, prior to the Acquisition Date. A Floating Shareholder that sells, assigns or transfers Floating Shares prior to the Acquisition Date shall, following such sale, assignment or transfer, not be subject to the terms of the Floating Call Option in respect of such Floating Shares (except to the extent such Floating Shareholder subsequently re-acquires such Floating Shares). For greater certainty, any acquirer of Floating Shares following such sale, assignment or transfer shall be subject to the terms of the Floating Call Option in respect of such Floating Shares.

C-58

EXHIBIT C

PURCHASER CALL OPTION EXERCISE NOTICE

CANOPY GROWTH CORPORATION

PURCHASER CALL OPTION EXERCISE NOTICE

TO:	Acreage Holdings, Inc. (the “Company”)
AND TO:	Computershare Trust Company of Canada (the “Depositary”)

Reference is made to the arrangement agreement between Canopy Growth Corporation (the “Purchaser”) and the Company dated April 18, 2019, and amended on May 15, 2019 and [●], 2020 and the amended plan of arrangement contemplated thereby (the “Amended Plan of Arrangement”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended Plan of Arrangement.

In accordance with the terms of the Purchaser Call Option and the Amended Plan of Arrangement, the Purchaser hereby gives notice that it is exercising its rights pursuant to the Purchaser Call Option to acquire all (but not less than all) of the Purchaser Call Option Shares.

The closing of the purchase and sale of the Purchaser Call Option Shares pursuant to the Purchaser Call Option is to occur on ________________, 20__ (the “Acquisition Date”) subject to the satisfaction or waiver of the Acquisition Closing Conditions.

DATED the _____ day of ____________________, 20__.

CANOPY GROWTH CORPORATION

Per:
Authorized Signatory I have authority to bind the Purchaser.

C-59

EXHIBIT D

TRIGGERING EVENT NOTICE

ACREAGE HOLDINGS, INC.

TRIGGERING EVENT NOTICE

TO:	Canopy Growth Corporation. (the “Purchaser”)
AND TO:	Computershare Trust Company of Canada (the “Depositary”)

Reference is made to the arrangement agreement between the Purchaser and Acreage Holdings, Inc. (the “Company”) dated April 18, 2019, and amended on May 15, 2019 and [●], 2020 and the amended plan of arrangement contemplated thereby (the “Amended Plan of Arrangement”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended Plan of Arrangement.

In accordance with the terms of the Purchaser Call Option and the Amended Plan of Arrangement, the Company hereby gives notice that the Triggering Event Date has occurred, and that the Purchaser is therefore deemed to have exercised its rights pursuant to the Purchaser Call Option to acquire all (but not less than all) of the Purchaser Call Option Shares.

The closing of the purchase and sale of the Purchaser Call Option Shares pursuant to the Purchaser Call Option is to occur on ________________, 20__ (the “Acquisition Date”) subject to the satisfaction or waiver of the Acquisition Closing Conditions.

DATED the _____ day of ____________________, 20__.

ACREAGE HOLDINGS, INC.

Per:
Authorized Signatory I have authority to bind the Company.

C-60

EXHIBIT D

FLOATING CALL OPTION EXERCISE NOTICE

CANOPY GROWTH CORPORATION

FLOATING CALL OPTION EXERCISE NOTICE

TO:	Acreage Holdings, Inc. (the “Company”)
AND TO:	Computershare Trust Company of Canada (the “Depositary”)

Reference is made to the arrangement agreement between Canopy Growth Corporation (the “Purchaser”) and the Company dated April 18, 2019, and amended on May 15, 2019 and [●], 2020 and the amended plan of arrangement contemplated thereby (the “Amended Plan of Arrangement”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended Plan of Arrangement.

In accordance with the terms of the Floating Call Option and the Amended Plan of Arrangement, the Purchaser hereby gives notice that the Purchaser is exercising its rights pursuant to the Floating Call Option to acquire all (but not less than all) of the Floating Shares.

The Floating Consideration shall be comprised of:

(a)	____ % Floating Share Consideration; and

(b)	____ % Floating Cash Consideration.

The closing of the purchase and sale of the Floating Shares pursuant to the Floating Call Option is to occur on the same date as the purchase and sale of the Purchaser Call Option Shares pursuant to the Purchaser Call Option.

DATED the _____ day of ____________________, 20__.

CANOPY GROWTH CORPORATION

Per:
Authorized Signatory I have authority to bind the Purchaser.

C-61

APPENDIX “D” -
NEW FAIRNESS OPINION

See attached.

D-1

June 24, 2020

Acreage Holdings, Inc.

366 Madison Avenue, 11th Floor
New York, New York
10017

To the special committee (the “Special Committee”) of the Board of Directors (the “Board”) of Acreage Holdings, Inc.:

Eight Capital (“Eight Capital”, “we” or “us”) understands that Acreage Holdings, Inc. (“Acreage” or the “Corporation”) proposes to enter into a proposal agreement (the “Proposal Agreement”) with Canopy Growth Corporation (“Canopy Growth”) dated June 24, 2020. Pursuant to, and subject to the terms and conditions of, the Proposal Agreement, Acreage and Canopy Growth propose to enter into an amending agreement (the “Amending Agreement”) to amend the existing arrangement agreement between Acreage and Canopy Growth dated April 18, 2019, as amended on May 15, 2019 (the “Arrangement Agreement”), amend and restate the existing arrangement (the “Existing Arrangement”) under the Business Corporations Act (British Columbia) (“BCBCA”), which was implemented pursuant to the Arrangement Agreement. Pursuant to the Amending Agreement, Acreage will complete an amended arrangement under Section 288 of the BCBCA (the “Amended Arrangement”), on the terms and subject to the conditions set out in an amended and restated plan of arrangement agreed to by Acreage and Canopy Growth (“Amended Plan of Arrangement”). The Amended Arrangement will result in, among other things, (i) the articles of Acreage being amended to create three new classes of common shares: (A) Class E subordinate voting shares (the “Fixed Shares”); (B) Class F subordinate voting shares (the “Floating Shares”); and (C) multiple voting shares (the “Fixed Multiple Shares” and, collectively with the Fixed Shares and Floating Shares, the “Company Shares”); (ii) each existing Class A subordinate voting share (a “Subordinate Voting Share”) shall be exchanged for 0.7 of a Fixed Share and 0.3 of a Floating Share; (iii) each existing Class B proportionate voting share will be exchanged for 28 Fixed Shares and 12 Floating Shares; (iv) each existing Class C multiple voting share shall be exchanged for 0.7 of a Fixed Multiple Share and 0.3 of a Floating Share; (v) the articles of Acreage will be amended to provide Canopy Growth with the right (the “Canopy Call Option”) to acquire (the “Fixed Share Acquisition”) all of the Fixed Shares issued and outstanding immediately prior to the Fixed Share Acquisition (with the Fixed Multiple Shares being converted into Fixed Shares immediately prior to the Fixed Share Acquisition) in exchange for the payment of 0.3048 of a common share (the “Fixed Exchange Ratio”) in the capital of Canopy Growth (each whole share, a “Canopy Share”) for each Fixed Share, which Fixed Exchange Ratio is subject to adjustment in accordance with the provisions of the Amended Plan of Arrangement; (vi) the Articles of Acreage will provide Canopy Growth with the right (the “Floating Share Option”) to acquire (the “Floating Share Acquisition” and, together with the Fixed Share Acquisition, the “Acquisition”), concurrently with the Fixed Share Acquisition, all of the Floating Shares issued and outstanding immediately prior to the Floating Share Acquisition in exchange for the payment (in cash or Canopy Shares or combination of both at Canopy Growth’s sole option) in an amount equal to the greater of (the “Floating Share Consideration”) (Y) the 30-day volume weighted average trading price of the Floating Shares at the time the Canopy Call Option is exercised (or deemed to be exercised); and (Z) US$6.41 (the “Minimum Floating Share Consideration”); (vii) if the Canopy Call Option is exercised or deemed exercised, the completion of the Fixed Share Acquisition, and if the Floating Share Option is exercised, the completion of the Floating Share Acquisition; and (viii) as additional up-front consideration, the payment by Canopy Growth of the Amendment Consideration to Eligible Securityholders (each as defined below) at the Amendment Time (as defined in the Amended Arrangement).

In connection with, and subject to the completion of the Amended Arrangement, Canopy Growth has agreed to loan a wholly-owned subsidiary of Acreage up to US$100,000,000 in tranches, pursuant to a secured debenture (the “Debenture”).

Concurrent with the execution of the Proposal Agreement, Acreage, Canopy Growth, and certain subsidiaries of Canopy Growth propose to enter into an amended and restated license (the “A&R License”) which amends and restates the intellectual property and trademark license agreement among the parties dated as of June 27, 2019.

It is a condition to the implementation of the Amended Arrangement that the credit agreement dated March 6, 2020 among Acreage Finance Delaware, LLC, as borrower, and Acreage IP Holdings, LLC, Prime Wellness of Connecticut, LLC, D&B Wellness, LLC and Thames Valley Apothecary, LLC, as guarantors, and IP Investment Company, LLC, as lender, administrative agent and collateral agent (the “Credit Agreement”) is amended on terms satisfactory to Acreage and Canopy Growth, each acting reasonably.

The Amended Arrangement

Pursuant to the Amended Arrangement, the holders (collectively, the “Eligible Securityholders”) immediately prior to the Amendment Time of (i) shares of Acreage, (ii) common units and vested profit interests of High Street Capital Partners, LLC (“HSCP”) not owned or controlled by Acreage, and (iii) class B non-voting shares of Acreage Holdings WC, Inc. (“USCo2”) (collectively, the “Eligible Securities”) will receive an aggregate up-front cash payment from Canopy Growth in the aggregate amount of US$37,500,024 (the “Amendment Consideration”). The Amendment Consideration shall be distributed to the Eligible Securityholders on a pro rata basis, based on the number of Subordinate Voting Shares held by them as if all Eligible Securities, other than the Subordinate Voting Shares, had been exercised or exchanged into Subordinate Voting Shares at the Amendment Time. It is anticipated that, as of the date hereof, Eligible Securityholders will receive approximately US$0.30 per Subordinate Voting Share (on an as-converted basis). If the Amended Arrangement is approved and completed, Canopy Growth will have the option to (i) complete the Fixed Share Acquisition, by providing notice of its election to do so (the “Fixed Option Exercise Notice”) prior to the date that is 10 years following the effective date of the Amended Arrangement (the “Outside Date”); and (ii) concurrently with the completion of the Fixed Share Acquisition, complete the Floating Share Acquisition, by providing notice of its election to do so (the “Floating Option Exercise Notice”) within 30 days following the date of delivery of the Fixed Option Exercise Notice. In addition, pursuant to the terms and subject to the conditions of the Amended Arrangement, Canopy Growth is contractually obligated to provide the Fixed Option Exercise Notice if, prior to the Outside Date, a Triggering Event (as defined below) occurs. Pursuant to the Fixed Share Acquisition, all of the Fixed Multiple Shares will be converted to Fixed Shares immediately prior to closing of the Fixed Share Acquisition and each holder of Fixed Shares on closing of the Fixed Share Acquisition will receive 0.3048 of a Canopy Share for each Fixed Share held immediately prior to the Fixed Share Acquisition, subject to adjustment in accordance with the provisions of the Amended Plan of Arrangement. Pursuant to the Floating Share Acquisition (provided that Canopy Growth elects to exercise the Floating Share Option), each holder of Floating Shares on closing of the Floating Share Acquisition will receive, at Canopy Growth’s option, either the Floating Share Consideration or the cash consideration equal to the value of the Floating Share Consideration, or a combination of both, for each Floating Share held immediately prior to the Floating Share Acquisition, subject to adjustment in accordance with the provisions of the Amended Plan of Arrangement. A Triggering Event occurs upon the earlier of: (A) the date federal laws in the United States are amended to permit the general cultivation, distribution and possession of marijuana (as defined in 21 U.S.C 802), and (B) the date federal laws in the United States are amended to remove the regulation of such activities from the federal laws of the United States. The aggregate value of the Amendment Consideration and the implied value, as at the date hereof, of the Canopy Shares to be issued upon closing of the Fixed Share Acquisition based upon the Fixed Exchange Ratio is hereinafter defined as the “Fixed Share Consideration”. The aggregate value of the Fixed Share Consideration and the Minimum Floating Share Consideration is hereinafter defined as the “Consideration”. For the purposes of providing our Opinion (as defined below), Eight Capital performed an analysis of both the Fixed Share Consideration (assuming the Floating Share Option is not exercised) and an analysis of the Consideration (assuming the Floating Share Option is exercised). References to our analysis, conclusions and opinions regarding the Consideration herein refer to our analysis, conclusions and opinions regarding the Fixed Share Consideration (assuming the Floating Share Option is not exercised) and an analysis of the Consideration (assuming the Floating Share Option is exercised).

The Amended Arrangement is subject to certain conditions, including, without limitation, approval by not less than 66 2/3% of the votes cast by Shareholders, voting together as a single class. In addition, the resolution to approve the Amended Arrangement is subject to approval by a simple majority of the votes cast by disinterested Shareholders.

Eight Capital also understands that Canopy Growth has entered into voting and support agreements (the “Acreage Lock-Up Agreements”) with certain of the executive officers and all directors of Acreage (the “Acreage Locked-Up Shareholders”) who hold approximately 84.6% of the voting rights attached to all of the shares of Acreage. Pursuant to the Acreage Lock-Up Agreements, each Acreage Locked-Up Shareholder has agreed to, among other things, vote their Acreage Shares in favour of the Amended Arrangement (subject to the terms and conditions of the Acreage Lock-Up Agreements).

You have requested Eight Capital’s opinion (the “Opinion”) with respect to the fairness, as of the date hereof, of the Consideration, from a financial point of view, to the shareholders of Acreage (the “Shareholders”). This Opinion is provided pursuant to a letter agreement between Eight Capital and the Corporation dated May 28, 2020 (the “Engagement Agreement”). In that regard, pursuant to the Engagement Agreement, on June 21, 2020, at the request of the Special Committee of Acreage, Eight Capital verbally delivered the Opinion to the Special Committee based upon and subject to the scope of review, analyses, assumptions, limitations, qualifications and other matters described herein, which Opinion was reconfirmed on June 23, 2020 by Eight Capital. This Opinion provides the same opinion, in writing, as that given orally by Eight Capital on June 21, 2020 and reconfirmed on June 24, 2020 by Eight Capital.

Eight Capital Engagement and Background

The Special Committee formally engaged Eight Capital on May 28, 2020 pursuant to the Engagement Agreement. Eight Capital will receive a fee from Acreage for the delivery of the Opinion. In addition, Eight Capital is to be reimbursed for its reasonable out-of-pocket expenses and is to be indemnified by Acreage as described in the indemnity that forms part of the Engagement Agreement. The fees payable to Eight Capital by Acreage in respect of the delivery of the Opinion are not contingent upon the conclusions reached by Eight Capital or the consummation of the Amended Arrangement, the Fixed Share Acquisition or the Floating Share Acquisition.

Independence of Eight Capital

None of Eight Capital, its affiliates or associates, is an insider, associate or affiliate (as such terms are defined in the Securities Act (Ontario)) of Acreage or Canopy Growth, or any of their respective associates or affiliates (the “Interested Parties”).

Eight Capital has neither provided financial advisory services nor participated in any financings involving Acreage or Canopy Growth or their Interested Parties over the past 24 months, except that Eight Capital acted as: (i) joint bookrunner and co-lead underwriter in connection with a $93.5 million common share offering for Canopy Rivers Inc., a corporation controlled by Canopy Growth, that closed in February 2019, (ii) co-manager in connection with a US$314.2 million subscription receipt offering for Acreage Finco B.C. Ltd, a special purpose vehicle formed in connection with Acreage’s public listing on the Canadian Securities Exchange, that closed in November 2018, (iii) co-lead agent in connection with a $104.2 million subscription receipt offering for Canopy Rivers Corporation, a corporation controlled by Canopy Growth, that closed in July 2018; and (iv) co-manager in connection with a $600 million convertible debenture offering for Canopy Growth that closed in June 2018.

Eight Capital has not entered into any other agreements or arrangements with any Interested Party with respect to any future dealings. Eight Capital may however, in the ordinary course of its business, provide financial advisory or investment banking services to one or more of the Interested Parties from time to time. Eight Capital believes that it does not have any conflicts of interest (real or perceived) with regard to any Interested Party in providing this Opinion.

Credentials of Eight Capital

Eight Capital is one of Canada’s leading independent full-service investment dealers with operations in mergers and acquisitions, corporate finance, equity sales and trading and investment research and a member of the Investment Industry Regulatory Organization of Canada and the Canadian Investor Protection Fund. The Opinion expressed herein is the opinion of Eight Capital, the form and content of which have been approved for release by a committee of its executives, each of whom is experienced in merger, acquisition, divestiture and valuation matters.

Scope of Review

The assessment of fairness, from a financial point of view, must be determined in the context of the Amended Arrangement. In connection with rendering our Opinion, we have reviewed or carried out (as applicable), considered and relied upon, among other things, the following

1.	Arrangement Agreement between Acreage and Canopy Growth dated April 18, 2019;

2.	First Amendment to Arrangement Agreement between Acreage and Canopy Growth dated May 15, 2019;

3.	Draft term sheet in respect of the Amended Arrangement dated May 24, 2020;

4.	Proposal Agreement dated June 24, 2020, including the settled form of (i) the Amending Agreement; (ii) the Acreage Lock-Up Agreements; (iii) the A&R License; (iv) the amendment to the Credit Agreement; and (v) the Debenture.

5.	Public filings submitted by Acreage to securities commissions or similar regulatory authorities in Canada and the U.S, which are available on SEDAR and EDGAR, including the Corporation’s annual proxy statement, annual report on Form 10-K, current reports on Form 8-K and amendments to those reports filed or furnished with the United States Securities and Exchange Commission (the “SEC”), management information circulars, prospectuses, material change reports and press releases;

6.	Certain other internal financial, operational, corporate and other information prepared or provided by the management of Acreage;

7.	Public filings submitted by Canopy Growth to securities commissions or similar regulatory authorities in Canada and the U.S., which are available on SEDAR and EDGAR, including Canopy Growth’s annual report on Form 10-K, current reports on Form 8-K and amendments to those reports filed or furnished with the SEC, management information circulars, material change reports and press releases;

8.	Discussions and correspondence with senior management of Acreage, members of the Special Committee, counsel to the Special Committee, and counsel to Acreage with respect to the information referred to herein and other issues considered by Eight Capital to be relevant;

9.	Certain public information relating to the business, financial and operating performance and equity trading history of Acreage, Canopy Growth and other selected public companies, to the extent considered by Eight Capital to be relevant;

10.	Public information with respect to certain change of control transactions considered by Eight Capital to be relevant;

11.	Selected investment research reports published by equity research analysts and industry sources regarding Acreage; and

12.	Such other economic, financial market, industry and corporate information, investigations and analyses as Eight Capital considered necessary and appropriate in the circumstances.

Eight Capital has not, to the best of its knowledge, been denied access by Acreage to any information requested.

Assumptions and Limitations

Eight Capital not been asked to prepare and has not prepared a formal valuation or appraisal of Acreage, Canopy Growth, or any of their respective affiliates or of any of the assets, liabilities or securities of Acreage or Canopy Growth or any of their respective affiliates, and our opinion should not be construed as such. In addition, our opinion is not, and should not be construed as, advice as to the price at which securities of either Acreage or Canopy Growth or the issuer resulting from the Amended Arrangement may trade or be valued at any future date.

With Acreage’s approval, we have relied upon and have assumed the completeness, accuracy and fair presentation of all financial and other information, data, advice, opinions and representations obtained by us from public sources, or provided to us by Acreage and its respective affiliates or otherwise obtained pursuant to our engagement and our opinion is conditional upon such completeness, accuracy and fair presentation. Subject to the exercise of professional judgement and except as expressly described herein, we have not been requested to, or attempted to verify independently the completeness, accuracy or fairness of presentation of any of such information. We have not conducted or provided any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of Acreage, Canopy Growth or any of their respective affiliates under any provincial or federal laws relating to bankruptcy, insolvency or similar matters. Without limiting the foregoing, we have not separately met with the independent auditor of Acreage or Canopy Growth in connection with preparing our Opinion and with Acreage’s permission we have assumed the accuracy and fair presentation, and relied upon, Acreage’s audited financial statements and the reports of auditors thereon, Canopy Growth’s audited financial statements, and the interim unaudited financial statements of each of Acreage and Canopy Growth.

With respect to historical financial data, operating and financial forecasts and budgets and other forward-looking information provided to us concerning Acreage, Canopy Growth and/or the proposed Amended Arrangement and relied upon in our analysis, we have assumed that they have been reasonably prepared on a basis reflecting the most reasonable assumptions, estimates and judgments of management of Acreage and Canopy Growth, respectively, having regard to their business, plans, financial conditions and future prospects.

In providing our Opinion, we have also assumed that: (i) each of Acreage and Canopy Growth will comply in all material respects with the terms of the Proposal Agreement; (ii) any governmental, regulatory or other consents and approvals necessary for the completion of the Amended Arrangement will be waived or satisfied without any adverse effect on Acreage, Canopy Growth or the Amended Arrangement; and (iii) the Amended Arrangement will be completed substantially in accordance with its terms as set forth in the Proposal Agreement and without any adverse waiver or amendment of any material term or condition thereof and all applicable laws.

Except as expressly noted above and under “Scope of Review”, we have not conducted any investigation concerning the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Acreage, Canopy Growth or any of their respective affiliates.

Acreage has represented to us, in a certificate of the Chief Financial Officer and the General Counsel of Acreage, among other things, that the information (financial or otherwise), data, documents and other materials of whatsoever nature or kind provided to us by or on behalf of Acreage regarding Acreage and its subsidiaries and their respective assets, including, without limitation, the written information and discussions concerning Acreage referred to above under the heading “Scope of Review” (collectively, the “Information”), are true, complete and correct at the date the Information was provided to us and that, since the date on which the Information was provided to us, there has been no material change, financial or otherwise.

We are not legal, tax or accounting experts and we express no opinion concerning any legal, tax or accounting matters concerning the Amended Arrangement or the sufficiency of Eight Capital’s opinion for Acreage’s purposes.

In rendering our Opinion, Eight Capital expresses no view as to the likelihood that the conditions to the completion Amended Arrangement will be satisfied or waived.

Our Opinion does not address the relative merits of the Amended Arrangement as compared to any strategic alternatives that may be available to Acreage, or the Amended Arrangement as compared to the Existing Arrangement, nor does it address the relative merits of any transactions entered into by Acreage in connection with the Amended Arrangement. Our Opinion is limited to the fairness, as of the date hereof, of the Consideration, from a financial point of view, to the Shareholders, assuming such consideration was paid on the date hereof, and we express no opinion as to any decision which Acreage, the Board or the Special Committee may make regarding the Amended Arrangement.

Our Opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as at the date hereof and the conditions and prospects, financial and otherwise, of Acreage, as they are reflected in the Information or otherwise obtained by us from public sources including the materials noted above under “Scope of Review”, and as they were represented to us in our discussions with management of Acreage and its affiliates and advisors. Our Opinion is conditional on all assumptions being correct.

This Opinion is provided to the Special Committee for its exclusive use only in considering the Amended Arrangement and may not be relied upon by any other person, used for any other purpose or published or disclosed to any other person without the prior written consent of Eight Capital; provided that under the terms of the Engagement Agreement, Eight Capital has consented to the inclusion of the text and description of the Opinion in any disclosure document to be mailed to Shareholders in connection with the Amended Arrangement so long as such disclosure document is provided to Eight Capital and the disclosure therein relating to Eight Capital and the Opinion is approved by us, acting reasonably. Our Opinion is not intended to be and does not constitute a recommendation to the Special Committee, the Board of Directors or to any Shareholder, security holder or creditor.

Eight Capital believes that its financial analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying our Opinion. The preparation of a fairness opinion is complex and is not necessarily susceptible to partial analysis or summary description and any attempt to carry this out could lead to undue emphasis on any particular factor or analysis.

Approach to Fairness

In considering the fairness, from a financial point of view, of the Consideration to be received by Shareholders pursuant to the Amended Arrangement, Eight Capital reviewed, considered and relied upon or carried out, among other things, the following: (i) the historical trading value of the Subordinate Voting Shares and the Canopy Shares over a statistically significant period; (ii) to the 12-month price targets of equity research analysts covering Acreage and Canopy Growth, discounted at a calculated cost of equity for Acreage and Canopy Growth, respectively; (iii) the implied public market value of Acreage and Canopy Growth based on publicly available business and financial data and derived valuation multiples of certain publicly traded companies in the cannabis sector that were deemed comparable and relevant; (iv) the implied public market value of Acreage from an “en bloc” perspective based on publicly available business and financial data and derived valuation multiples of certain publicly traded companies in the cannabis sector that were deemed comparable and relevant, after adjusting the valuation multiples upwards to account for a “control premium”; and (v) the implied public market value of Acreage from an “en bloc” perspective based on premiums paid and implied transaction multiples in precedent transactions in the cannabis sector that were deemed comparable and relevant. All financial analyses were conducted with information available as of market close on June 23, 2020.

Eight Capital notes that the selection of comparable companies and precedent transactions involves considerable subjectivity, in particular among companies engaged in an emerging industry, operating in a rapidly evolving regulatory environment, and having low or negative earnings before interest, tax, depreciation and amortization (“EBITDA”), earnings or free cash flows and significant stock price volatility. While none of the comparable companies or precedent transactions are identical to Acreage or Canopy Growth (as applicable) or the Amended Arrangement or the Acquisition and certain of them may have characteristics that are materially different from that of Acreage or Canopy Growth (as applicable) and the Amended Arrangement (in particular, none of the precedent transactions involve the acquirer securing an option to acquire the target and none of the precedent transactions involve a public Canadian company acquiring a public Canadian company with substantial operations in the U.S.), Eight Capital believes that they share certain business, financial, and/or operational characteristics with those of Acreage or Canopy Growth (as applicable) and the Amended Arrangement and the Acquisition and Eight Capital used its professional judgment in selecting such comparable companies and precedent transactions.

Key Considerations

Eight Capital based its conclusion in the Opinion upon a number of quantitative and qualitative factors including, but not limited to:

•	the Consideration compares favourably with Eight Capital’s analysis using the historical trading analysis approach;

•	the Consideration compares favourably with Eight Capital’s analysis of comparable company metrics by applying a range of both Enterprise Value (“EV”) to revenue and EV to EBITDA multiples to Acreage’s 2020 and 2021 fiscal year estimates, including after applying a control premium to such multiples. Comparable companies that were considered relevant were Harvest Health & Recreation Inc., Columbia Care Inc., 4Front Ventures Corp., TerrAscend Corp. and Ayr Strategies Inc. Eight Capital compared the trading multiples observed for the selected comparable companies with Acreage, taking into account a number of factors including market capitalization, revenue and EBITDA profile and other financial metrics that Eight Capital considered relevant;

•	the Consideration compares favourably with Eight Capital’s analysis of precedent transaction metrics in the cannabis sector by applying a range of both EV to revenue and EV to EBITDA multiples to Acreage’s 2020 and 2021 fiscal year estimates. Precedent transactions considered involved the acquisition of companies with U.S. cannabis operations. Eight Capital compared the transaction multiples observed for the selected precedent transactions with the Consideration, taking into account factors such as size and trading liquidity, revenue and EBITDA profile, timing of the precedent transactions and other financial metrics that Eight Capital considered relevant.

Conclusion

Based upon and subject to the assumptions, qualifications and limitations contained herein, Eight Capital is of the opinion that, as of the date hereof, the Consideration to be received by the Shareholders pursuant to the Amended Arrangement is fair, from a financial point of view, to the Shareholders.

Yours very truly,

♦

Eight Capital

APPENDIX “E” -
COURT MATERIALS

E-1

APPENDIX “F” -
AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN

F-1

ACREAGE HOLDINGS, INC.
SECOND AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

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1.	HISTORY; EFFECTIVE DATE AND EXCHANGE OF OPTIONS AND RSUs.

Acreage Holdings, Inc. (“Acreage”), a company continued under the laws of the Province of British Columbia, Canada, previously established the ACREAGE HOLDINGS, INC. OMNIBUS INCENTIVE PLAN (effective as of November 14, 2018) (the “Omnibus Plan”), with amendments to the Omnibus Plan approved by the Board of Directors of Acreage (the “Board”) on May 7, 2019 and June 19, 2019. The Omnibus Plan was amended and restated effective as of August 19, 2019 (the “Amended and Restated Omnibus Plan”).

Acreage and Canopy Growth Corporation (“Canopy Growth”) are parties to an arrangement agreement dated April 18, 2019, as amended on May 15, 2019, as the same may be further amended, supplemented or restated (the “Arrangement Agreement”) providing for an arrangement between them pursuant to the BCBCA (the “Arrangement”). Pursuant to a proposal agreement between Acreage and Canopy Growth dated June 24, 2020 (the “Proposal Agreement”), the parties thereto agreed to amend certain terms of the Arrangement Agreement as provided in the second amendment to the Arrangement Agreement to be entered into between Acreage and Canopy Growth (the “Amending Agreement”, and together with the Proposal Agreement, the “Amending Documents”). In accordance with the terms of the Amending Documents and for the purposes described in Section 2 below, the Board has authorized the adoption of this second amended and restated omnibus incentive plan, effective July [], 2020 (the “Effective Date”), subject to the approval of Acreage’s shareholders (the “Plan”).

In accordance with the terms of the Amending Documents and the Amended Plan of Arrangement, at the Amendment Time, all options to purchase Class A subordinate voting shares of Acreage (“Existing SVS”) granted under this Plan which are then outstanding (“Existing Options”) will be automatically exchanged  in accordance with Section 10 of the Omnibus Plan for: (1) a new option to acquire such number of Fixed Shares as is equal to: (A) the number of Existing SVS that were issuable upon exercise of such Existing Option immediately prior to the Amendment Time, multiplied by (B) 0.7, rounded down to the nearest whole number, which new options shall have an exercise price (rounded up to the nearest whole cent) equal to the product obtained when: (i) the exercise price per Existing SVS that would otherwise be payable pursuant to the Existing Option it replaces is multiplied by (ii) 0.7 (a “Fixed Option”); (2) a new option to acquire such number of Floating Shares as is equal to: (A) the number of Existing SVS that were issuable upon exercise of such Existing Option immediately prior to the Amendment Time, multiplied by (B) 0.3, rounded down to the nearest whole number, with such new options having an exercise price (rounded up to the nearest whole cent) equal to the product obtained when: (i) the exercise price per Existing SVS that would otherwise be payable pursuant to the Existing Option it replaces is multiplied by (ii) 0.3 (a “Floating Option”), and any document evidencing such an Existing Option shall thereafter be deemed to evidence such new Fixed Option and Floating Option. All such new Fixed Options and Floating Options created at the Amendment Time shall be governed in all respects by the terms of this Plan.

In accordance with the terms of the Amending Documents and the Amended Plan of Arrangement, at the Amendment Time, all RSUs granted under this Plan, which are then outstanding (“Existing RSUs”) will be automatically adjusted in accordance with Section 10 of the Omnibus Plan, such that each such Existing RSU shall be replaced by: (1) a new RSU to acquire such number of Fixed Shares as is equal to: (A) the number of Existing SVS that were issuable upon vesting of such Existing RSU immediately prior to the Amendment Time, multiplied by (B) 0.7, rounded down to the nearest whole number, which new RSU shall provide for a conversion price (rounded up to the nearest whole cent) equal to the product obtained when: (i) the conversion price per Existing SVS that would otherwise be payable pursuant to the Existing RSU it replaces is multiplied by (ii) 0.7 (a “Fixed RSU”), and (2) a new RSU to acquire such number of Floating Shares as is equal to: (A) the number of Existing SVS that were issuable upon vesting of such Existing RSU immediately prior to the Amendment Time, multiplied by (B) 0.3, which new RSU shall provide for a conversion price (rounded up to the nearest whole cent) equal to the product obtained when: (i) the conversion price per Existing SVS that would otherwise be payable pursuant to the Existing RSU it replaces is multiplied by (ii) 0.3 (a “Floating RSU”), and any document evidencing an Existing RSU shall thereafter be deemed to evidence such Fixed RSU and Floating RSU. All such Fixed RSUs and Floating RSUs created at the Amendment Time shall be governed in all respects by the terms of the Plan.

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2.	PURPOSE.

The Purpose of the Plan is to:

(a)	promote the long-term financial interests and growth of Acreage and its Subsidiaries (together, the “Company”) by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business;

(b)	motivate management personnel by means of growth-related incentives to achieve long-range goals; and

(c)	further the alignment of interests of Participants with those of the shareholders of Acreage through opportunities for increased stock or stock-based ownership in Acreage.

Toward these objectives, the Administrator may, subject to Board approval, grant stock options, stock appreciation rights, stock awards, restricted share units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.

3.	DEFINITIONS.

Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the following meanings:

“Acreage” has the meaning ascribed thereto on the first page hereof.

“Acreage LLC” means High Street Capital Partners, LLC.

“Acreage LLC Units” means the Common Units and Class C-1 units of Acreage LLC outstanding from time to time.

“Administrator” means the Board or, where delegated by the Board, the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market(s) for the Fixed Shares and the Floating Shares; provided, that with respect to Awards made to a member of the Board who is not an employee of the Company, “Administrator” means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Acreage or any successor to Acreage. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

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“Amended Plan of Arrangement” means the amended and restated plan of arrangement, substantially in the form attached as Schedule A to the Amending Agreement.

“Amending Documents” has the meaning ascribed thereto on the first page hereof.

“Amending Agreement” has the meaning ascribed thereto on the first page hereof.

“Amendment Time” means 12:01 a.m. (Vancouver time) on the date on which the records and information required to be provided to the Registrar of Companies under the BCBCA (the “Registrar”) in respect of the amendment to the Arrangement provided for in the Amending Agreement, together with a copy of the final order of the Supreme Court of British Columbia approving such amendment under Section 291 of the BCBCA, are filed with the Registrar in accordance with the Amending Agreement.

“Arrangement Agreement” has the meaning ascribed thereto on the first page hereof.

“as converted basis” includes the conversion of the Multiple Voting Shares and the redemption or exchange, as applicable, on a 0.7:1.0 basis of the Acreage LLC Units, Warrants, Awards and Class B non-voting common shares of Acreage Holdings WC, Inc. into Fixed Shares.

“as converted floating basis” includes the redemption or exchange, as applicable, on a 0.3:1.0 basis of the Acreage LLC Units, Warrants, Awards and Class B non-voting common shares of Acreage Holdings WC, Inc. into Floating Shares.

“Award” means any stock option, stock appreciation right, Stock Award, RSU, Performance Share, Performance Unit, and/or Other Stock-Based Award, granted under this Plan.

“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

“BCBCA” means the Business Corporations Act (British Columbia).

“Board” means the Board of Directors of Acreage.

“Business Day” means a day, other than a Saturday, Sunday or statutory holiday, when banks are generally open in the City of Vancouver, or the City of New York for the transaction of banking business.

“Canopy Growth” has the meaning ascribed thereto on the first page hereof.

“Change in Control” means the first of the following to occur subsequent to the Effective Date: (i) a Change in Ownership of Acreage, (ii) a Change in Effective Control of Acreage, or (iii) a Change in the Ownership of Assets of Acreage, as described herein and construed in accordance with Code section 409A, but, notwithstanding anything to the contrary contained herein, any acquisition of Shares by Canopy Growth upon the exercise (or deemed exercise) of the Purchaser Call Option in the event the Floating Call Option (as such terms are defined in the Amended Plan of Arrangement) is not also exercised by Canopy Growth shall in no case constitute a “Change in Control” for the purposes of this Plan.

(a)	A “Change in Ownership of Acreage” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of Acreage that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of Acreage. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of Acreage, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of Acreage or to cause a Change in Effective Control of Acreage (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which Acreage acquires its stock in exchange for property will be treated as an acquisition of stock.

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(b)	A “Change in Effective Control of Acreage” shall occur on the date either (A) a majority of members of Acreage’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of Acreage’s Board before the date of the appointment or election, or (B) any one Person (excluding Kevin Murphy and his affiliates), or Persons Acting as a Group (excluding Kevin Murphy and his affiliates), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of Acreage possessing 50% or more of the total voting power of the stock of Acreage.

(c)	A “Change in the Ownership of Assets of Acreage” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from Acreage that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Acreage immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of Acreage, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The following rules of construction apply in interpreting the definition of Change in Control:

(i)	A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by Acreage and by entities controlled by Acreage or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of Acreage pursuant to a registered public offering.

(ii)	Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

(iii)	A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of Acreage.

(iv)	For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.

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“Company” means Acreage and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Acreage.

“Compensation Committee” means the Compensation and Corporate Governance Committee of the Board.

“Dividend Equivalent” means Dividend Floating Share Equivalent or Dividend Subordinate Voting Share Equivalent, as the context requires.

“Dividend Floating Share Equivalent” means a right, granted to a Participant, to receive cash, Floating Shares, Floating Units or other property equal in value to dividends paid with respect to a specified number of Floating Shares.

“Dividend Subordinate Voting Share Equivalent” means a right, granted to a Participant, to receive cash, Subordinate Voting Shares, stock Units or other property equal in value to dividends paid with respect to a specified number of Subordinate Voting Shares.

“Effective Date” has the meaning ascribed thereto on the first page hereof.

“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, Acreage, or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Acreage’s securities and (ii) Acreage consultants who are natural persons providing bona fide services to or for, Acreage or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Acreage’s securities.

“Exchange” means the Subordinate Voting Share Exchange or the Floating Share Exchange, as the context requires.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.

“Existing Multiple Voting Shares”  means the Class C multiple voting shares of Acreage existing as at the date hereof, and any securities into which they are converted, including, without limitation, the New Multiple Voting Shares.

“Existing Subordinate Voting Shares” means the Class A subordinate voting shares of Acreage existing as at the date hereof, and any securities into which they are converted, including, without limitation, the Fixed Shares.

“Fair Market Value” means the Subordinate Voting Share Fair Market Value or the Floating Share Fair Market Value, as the context requires.

“Fixed Shares” means the Class E subordinate voting shares of Acreage to be created in accordance with the Amended Plan of Arrangement and designated as subordinate voting shares, each entitling the holder thereof to one vote per share at shareholder meetings of Acreage, and any securities into which they may be converted.

“Floating RSU” means a right granted to a Participant to receive Floating Shares or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Criteria).

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“Floating Share Exchange” means the Canadian Securities Exchange or any such exchange in Canada or the United States on which Floating Shares are listed and posted for trading.

“Floating Share Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:

(a)	if the principal market for the Floating Shares (as determined by the Administrator if the Floating Shares are listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per Floating Share for the regular market session on that date on the principal exchange or market on which the Floating Shares are then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;

(b)	if the principal market for the Floating Shares is not a national securities exchange or an established securities market, but the Floating Shares are quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Floating Shares on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or

(c)	if the Floating Shares are neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Floating Shares conducted by a nationally recognized appraisal firm selected by the Administrator.

“Floating Shares” means the Class D subordinate voting shares of Acreage to be created in accordance with the Amended Plan of Arrangement, each entitling the holder to one vote per share at shareholder meetings of Acreage, and any securities into which they may be converted.

“Floating Unit” means a bookkeeping entry used by Acreage to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, RSUs, Performance Units, and Performance Shares that are expressed in terms of units of Floating Shares.

“Full Value Award” means an Award that results in Acreage transferring the full value of a Subordinate Voting Share or Floating Share, as applicable, under the Award, whether or not an actual share is issued. Full Value Awards shall include, but are not limited to, Stock Awards, RSUs, Performance Shares, Performance Units that are payable in Subordinate Voting Shares or Floating Shares, as applicable, and Other Stock-Based Awards for which Acreage transfers the full value of a Subordinate Voting Share or a Floating Share, as applicable, under the Award, but shall not include Dividend Equivalents.

“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.

“Multiple Voting Shares” means the Existing Multiple Voting Shares or the New Multiple Voting Shares, as the context requires.

“New Multiple Voting Shares” means shares in the capital of Acreage to be created in accordance with the Amended Plan of Arrangement and designated as multiple voting shares, being the shares into which the Existing Multiple Voting Shares will be converted, and any securities into which they are converted.

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“Non-qualified Option” means any stock option that is not an Incentive Stock Option.

“Other Stock-Based Award” means an Award of Subordinate Voting Shares, Floating Shares or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, Subordinate Voting Shares or Floating Shares, as applicable, including without limitation Dividend Equivalents.

“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.

“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.

“Performance Criteria” means the Performance Criteria established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator.

“Performance Period” means that period established by the Administrator during which any Performance Criteria specified by the Administrator with respect to such Award are to be measured.

“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:

(a)	Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;

(b)	Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);

(c)	Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;

(d)	Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

(e)	Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);

(f)	Stock Price and Equity Metrics: any derivative of return on shareholders’ equity; total shareholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes);

(g)	Strategic Metrics: product research and development; completion of an identified special project; clinical trials; regulatory filings or approvals; patent application or issuance; manufacturing or process development; sales or net sales; market share; market penetration; economic value added; customer service; customer satisfaction; inventory control; balance of cash, cash equivalents and marketable securities; growth in assets; key hires; employee satisfaction; employee retention; business expansion; acquisitions, divestitures, joint ventures or financing; legal compliance or safety and risk reduction; and/or

(h)	Any such personal performance objectives as determined by the Plan Administrator.

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“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.

“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.

“Plan” means this Second Amended and Restated Omnibus Incentive Plan, as set forth herein and as it may be amended from time to time.

“Proposal Agreement” has the meaning ascribed thereto on the first page hereof.

“RSU” means a Subordinate Voting RSU or a Floating Share RSU, as the context requires.

“Restricted Stock” means an Award of Subordinate Voting Shares or Floating Shares, as applicable, to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Criteria).

“Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Criteria (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period in accordance with Section 7(b)).

“Shares” means the Subordinate Voting Shares and/or the Floating Shares, as the context requires.

“Stock Award” has the meaning ascribed thereto in Section 7(g).

“Subordinate Voting RSU” means a right granted to a Participant to receive Subordinate Voting Shares or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Criteria).

“Subordinate Voting Share Exchange” means the Canadian Securities Exchange or any such exchange in Canada or the United States on which Subordinate Voting Shares are listed and posted for trading.

“Subordinate Voting Share Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:

(a)	if the principal market for the Subordinate Voting Shares (as determined by the Administrator if the Subordinate Voting Shares are listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per Subordinate Voting Share for the regular market session on that date on the principal exchange or market on which the Subordinate Voting Shares are then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;

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(b)	if the principal market for the Subordinate Voting Shares is not a national securities exchange or an established securities market, but the Subordinate Voting Shares are quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Subordinate Voting Shares on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or

(c)	if the Subordinate Voting Shares are neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Subordinate Voting Shares conducted by a nationally recognized appraisal firm selected by the Administrator.

“Subordinate Voting Shares” means the Existing Subordinate Voting Shares or the Fixed Shares, as the context requires.

“Subordinate Voting Unit” means a bookkeeping entry used by Acreage to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, RSUs, Performance Units, and Performance Shares that are expressed in terms of units of Subordinate Voting Shares.

“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with Acreage if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.

“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.

“Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services for, Acreage and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Acreage and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with Acreage and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with Acreage and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for Acreage or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with Acreage or any Subsidiary.

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“Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which the Participant participates and which conditions the right to receive benefits under such program on the Participant being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death. The Administrator shall have sole authority to determine whether a Participant has suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

“Unit” means a Subordinated Voting Unit or a Floating Unit, as the context requires.

“Warrants” means the issued and outstanding warrants in the capital of Acreage outstanding from time to time.

4.	ADMINISTRATION.

(a)	Administration of the Plan. The Plan shall be administered by the Administrator. Nothing in this Plan shall derogate from the Board’s authority to approve the grant of Awards and the issuance of any Shares pursuant thereto.

(b)	Powers of the Administrator. The Administrator shall, except as otherwise provided under the Plan, have full authority, subject to Board approval, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:

(i)	determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;

(ii)	determine the types of Awards to be granted any Eligible Individual;

(iii)	determine the number of Subordinate Voting Shares and Floating Shares to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;

(iv)	determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any Subordinate Voting Shares and Floating Shares, as applicable, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of Subordinate Voting Shares and Floating Shares, as applicable, (D) subject to Section 7(b), the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Criteria applicable to any Award and the extent to which such Performance Criteria have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;

(v)	subject to Sections 7(f), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award;

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(vi)	subject to Section 7(b), accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability, Change in Control, termination of employment following the implementation of the Amended Plan of Arrangement, or resignation following the one year anniversary of the implementation of the Amended Plan of Arrangement, no such change, waiver or acceleration shall be made to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;

(vii)	determine whether an Award will be paid or settled in cash, Subordinate Voting Shares, Floating Shares, or in any combination thereof and whether, to what extent and under what circumstances cash, Subordinate Voting Shares and/or Floating Shares payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

(viii)	for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and/or rescind rules and regulations relating to such sub-plans, supplements and/or special provisions;

(ix)	establish any “blackout” period, during which transactions affecting Awards may not be effected, that the Administrator in its sole discretion deems necessary or advisable;

(x)	determine the Fair Market Value of Subordinate Voting Shares, Floating Shares or other property for any purpose under the Plan or any Award;

(xi)	administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;

(xii)	establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;

(xiii)	correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and

(xiv)	specify that vesting conditions in respect of Awards shall not extend beyond applicable limitations such that the Award complies at all times with the exception in paragraph (k) of the definition of “salary deferral arrangement” in subsection 248(1) of the Income Tax Act (Canada) or comparable legislation of any jurisdiction; and

(xv)	otherwise administer the Plan and all Awards granted under the Plan.

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(e)	Delegation of Administrative Authority. The Administrator may designate officers or employees of Acreage to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of the Company any of the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are officers under Section 16 of the Exchange Act.

(c)	Non Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive or are eligible to receive Awards under the Plan, whether or not such persons are similarly situated.

(d)	Limited Liability; Advisors. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, Acreage, and the officers and directors of Acreage shall be entitled to rely upon the advice, opinions or valuations of any such persons.

(e)	Indemnification. To the maximum extent permitted by law, by Acreage’s Articles, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of Acreage or an Affiliate shall be indemnified by Acreage against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.

(f)	Effect of Administrator’s Decision. All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including Acreage, its shareholders, any Participants and any other employee, consultant, or director of Acreage and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of Acreage shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.

5.	SHARES.

Number of Shares Available for Awards. Subject to adjustment as provided in Section 5(a), the number of Shares issuable pursuant to Awards that may be granted under the Plan shall be equal to 15% of the aggregate number of Subordinate Voting Shares and Floating Shares issued and outstanding from time to time, on an as-converted basis and an as-converted floating basis (the “Share Pool”). Subject to applicable Law, the requirements of the Exchange and any shareholder or other approval which may be required, the Administrator may in its discretion amend the Plan to increase such limit without notice to any Participants.

(a)	Adjustments. On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:

(i)	The Share Pool shall be reduced, on the date of grant, by one share for each stock option or stock appreciation right granted under the Plan and by one share for each Stock Award, RSU, Performance Share and/or Other Stock-Based Award granted under the Plan; provided that Awards that are valued by reference to Subordinate Voting Shares or Floating Shares but are required to be paid in cash pursuant to their terms, shall not reduce the Share Pool;

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(ii)	If and to the extent options or stock appreciation rights originating from the Share Pool terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any Stock Awards, RSUs, Performance Shares and/or Other Stock-Based Awards are forfeited, the Subordinate Voting Shares and/or Floating Shares, subject to such Awards shall again be available for Awards under the Share Pool, and shall increase the Share Pool by one share for each stock option or stock appreciation right so terminated, expired, canceled, forfeited, exchanged or surrendered and one share for each Stock Award, RSU, Performance Share and/or Other Stock-Based Award forfeited;

(iii)	Notwithstanding the foregoing, the following Shares shall not become available for issuance under the Plan: (A) shares tendered by Participants, or withheld by the Company, as full or partial payment to the Company upon the exercise of stock options granted under the Plan, until such Shares are cancelled; (B) shares reserved for issuance upon the grant of stock appreciation rights, to the extent the number of reserved shares exceeds the number of shares actually issued upon the exercise of the stock appreciation rights; and (C) shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on Stock Awards or the exercise of stock options or stock appreciation rights granted under the Plan, until such shares are cancelled.

(b)	ISO Limits. The following limitations shall apply to awards of Incentive Stock Options, notwithstanding any generally applicable contrary provisions in the Plan. Any Award of Incentive Stock Options which does not comply with the provisions of this paragraph shall be deemed to be an award of Non-Qualified Stock Options to the extent of such non-compliance.

(i)	Subject to adjustment pursuant to Section 10 of the Plan, and also subject to the total number of the maximum number of Shares available for all Grants under this Plan, the total number of Shares that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be 2,000,000.

(ii)	To the extent that the aggregate Fair Market Value of (x) the Shares with respect to Incentive Stock Options, plus (y) the Shares with respect to which other Incentive Stock Options are first exercisable by a Participant during any calendar year under all plans of the Company and any Affiliate exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

(iii)	No Incentive Stock Options may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

(iv)	During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(v)	No Incentive Stock Option may be granted to any non-employee of the Company or an Affiliate.

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(c)	Source of Shares. The Shares with respect to which Awards may be made under the Plan shall be shares authorized by Acreage for issuance but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.

(d)	Stock Exchange Limits.

(i)	The number of Shares subject to Awards granted to any one Participant shall be determined by the Board, but no one Participant shall be granted Awards which exceed, in aggregate, the maximum number permitted by the Exchange, if applicable.

(ii)	Subject to the aggregate limit and adjustment provisions in Section 5 of this Plan, the aggregate number of Shares that may be issued to “Insiders” (as defined in the Securities Act (Ontario) and includes an associate and Affiliate, as defined in the Securities Act (Ontario) pursuant to the exercise of Awards under the Plan and all other security based compensation arrangements of the Company are subject, in all respects, to Exchange policies.

6.	PARTICIPATION.

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time.

7.	AWARDS.

(a)	Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions of the Plan and as provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by Acreage and the Participant receiving the Award (including by electronic delivery and/or electronic signature). Unless the Administrator determines otherwise, any failure by the Participant to sign and return the Award Agreement within such period of time following the granting of the Award as the Administrator shall prescribe shall cause such Award to the Participant to be null and void. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)	Minimum Restriction Period for Full Value Awards. Except as provided below and notwithstanding any provision of the Plan to the contrary, each Award granted under the Plan shall be subject to a minimum Restriction Period of 12 months from the date of grant if vesting of or lapse of restrictions on such Award is based on the satisfaction of Performance Criteria and a minimum Restriction Period of 36 months from the date of grant, applied in either pro rata installments or a single installment, if vesting of or lapse of restrictions on such Award is based solely on the Participant’s satisfaction of specified service requirements with the Company. If the grant of a Performance Award is conditioned on satisfaction of Performance Criteria, the Performance Period shall not be less than 12 months’ duration, but no additional minimum Restriction Period need apply to such Award. Except as provided below and notwithstanding any provision of the Plan to the contrary, the Administrator shall not have discretionary authority to waive the minimum Restriction Period applicable to a Full Value Award, except in the case of death, disability, retirement, a Change in Control, termination of employment following the implementation of the Amended Plan of Arrangement, or resignation following the one year anniversary of the implementation of the Amended Plan of Arrangement. Notwithstanding the foregoing, the provisions of this Section 7(b) shall not apply and/or may be waived, in the Administrator’s sole discretion, with respect to up to the number of Full Value Awards that is equal to 10% of the aggregate Share Pool as of the Effective Date. Notwithstanding the foregoing, the minimum Restriction Period may be less than 36 months in order to ensure that an Award complies at all times with the exception in paragraph (k) of the definition of “salary deferral arrangement” in subsection 248(1) of the Income Tax Act (Canada) or comparable legislation of any jurisdiction.

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(c)	Stock Options.

(i)	Grants. A stock option means a right to purchase a specified number of Subordinate Voting Shares or Floating Shares, as applicable, from Acreage at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Non-qualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of Acreage or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of Acreage, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.

(ii)	Exercise. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than the Fair Market Value of one Subordinate Voting Share or Floating Share, as applicable, on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by Acreage or a Subsidiary or with which Acreage or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. Notwithstanding the foregoing, An Incentive Stock Option shall not be granted to any individual who, at the date of grant, owns Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate, unless the exercise price per share is at least 110% of the Fair Market Value per share of Stock at the date of grant, and the Option expires no later than five years after the date of grant. Should the expiry date of a stock option fall within a period during which the relevant Participant is prohibited from exercising a Nonqualified Option due to trading restrictions imposed by the Company pursuant to any policy of the Company respecting restrictions on trading that is in effect at that time (a “blackout period”) or within nine Business Days following the expiration of a blackout period, such expiry date of the Nonqualified Option shall be automatically extended without any further act or formality to that date which is the tenth Business Day after the end of the blackout period (but not beyond the first to occur of the original term of the option or the 10th anniversary of the original grant date of the option), such tenth Business Day to be considered the expiry date for such Nonqualified Option for all purposes under the Plan. The ten Business Day period referred to in this paragraph may not be extended by the Board.

(iii)	Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.

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(iv)	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.

(d)	Limitation on Reload Options. The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of any Shares to Acreage in payment of the exercise price or any tax withholding obligation under any other stock option.

(e)	Stock Appreciation Rights.

(i)	Grants. The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one Subordinate Voting Share or Floating Shares, as applicable, over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the Fair Market Value on the date of grant, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by Acreage or a Subsidiary or with which Acreage or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.

(ii)	Exercise. Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by Acreage of the amount receivable upon any exercise of a stock appreciation right is to be made in cash, Subordinate Voting Shares, Floating Shares or a combination thereof, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in Subordinate Voting Shares, the number of shares shall be determined by dividing such portion by the Subordinate Voting Share Fair Market Value of a Subordinate Voting Share on the exercise date. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in Floating Shares, the number of shares shall be determined by dividing such portion by the Floating Share Fair Market Value of a Floating Share on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(iii)	Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of Service.

(iv)	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.

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(f)	Repricing. Notwithstanding anything herein to the contrary, the terms of stock options and stock appreciation rights granted under the Plan may be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, or outstanding stock options or stock appreciation rights be canceled in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding stock options or stock appreciation rights, or (iii) other Awards, provided that any such actions are in compliance with the applicable rules and requirements, if any, of the stock exchange upon which the Shares are listed and have been approved by the Board.

(g)	Stock Awards.

(i)	Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Subordinate Voting Shares, Floating Shares or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.

(ii)	Vesting. Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Criteria, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan, the applicable Award Agreement and applicable law, during the Restriction Period, the Participant shall not be permitted to vote sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

(iii)	Rights of a Shareholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a registered holder of Subordinate Voting Shares or Floating Shares, as applicable, including, without limitation, the right to vote Restricted Stock upon the expiry of the Restriction Period. Subject to shareholder approval, cash dividends declared payable on Subordinate Voting Shares and/or Floating Shares shall be paid, with respect to outstanding Restricted Stock, as determined by the Administrator, and shall be paid in cash or as unrestricted Subordinate Voting Shares or Floating Shares, as applicable, having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by Acreage and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Subordinate Voting Shares, Floating Shares or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, Acreage shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Acreage.

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(iv)	Termination of Service. Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(v)	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.

(h)	Share Units.

(i)	Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or RSUs on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). RSUs represent a contractual obligation by Acreage to deliver a number of Subordinate Voting Shares or Floating Shares, an amount in cash equal to the Fair Market Value of the specified number of Shares subject to the Award, or a combination of Subordinate Voting Shares or Floating Shares, and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.

(ii)	Vesting and Payment. RSUs shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Criteria, in such installments, or otherwise, as the Administrator may determine. Subordinate Voting Shares, Floating Shares, cash or a combination of Shares and cash, payable in settlement of RSUs shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by Acreage, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

(iii)	No Rights of a Shareholder; Dividend Equivalents. Until Subordinate Voting Shares or Floating Shares are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a shareholder of Acreage with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.

(iv)	Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Subordinate Voting Shares, Floating Shares or cash to which such RSUs relate, all RSUs and any accrued but unpaid Dividend Equivalents with respect to such RSUs that are then subject to deferral or restriction shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of RSUs.

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(v)	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.

(i)	Performance Shares and Performance Units.

(i)	Grants. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to Subordinate Voting Shares, Floating Shares or Units that are expressed in terms of Subordinate Voting Shares or Floating Shares, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Subordinate Voting Shares and Floating Shares, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash, Subordinate Voting Shares, Floating Shares or a combination thereof, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.

(ii)	Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Criteria during a Performance Period or (B) the attainment of Performance Criteria and the continued service of the Participant. The length of the Performance Period, the Performance Criteria to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Criteria have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Criteria may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

(iii)	Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.

(j)	Other Stock-Based Awards. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Subordinate Voting Shares equivalents or Floating Shares equivalents, to be paid on a deferred basis, and (C) settled in Subordinate Voting Shares or Floating Shares, or cash as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock-Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.

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(k)	Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause Acreage or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.

(l)	Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Subordinate Voting Shares or Floating Shares with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the Subordinate Voting Shares or Floating Shares, as applicable, that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(m).

8.	WITHHOLDING OF TAXES.

Participants and holders of Awards shall pay to Acreage or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of Acreage under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, and subject always to applicable law, Tax Withholding Obligations may be settled in whole or in part with Subordinate Voting Shares and/or Floating Shares, including unrestricted outstanding shares surrendered to Acreage and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount (or such greater amount permitted under FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, for equity-classified awards) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. Acreage or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.

9.	TRANSFERABILITY OF AWARDS.

(a)	Requirement for Administrator Permission. Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value except to the Company or in connection with a Change in Control. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the Subordinate Voting Shares or Floating Shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any Acreage stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or Subordinate Voting Shares or Floating Shares received under an Award.

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(b)	Administrator Discretion to Permit Transfers Other Than For Value. Except as otherwise restricted by applicable law, the Administrator may, but need not, permit an Award, other than an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an Award for value except to the Company or in connection with a Change in Control. For purposes of this Section 9, “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.

10.	ADJUSTMENTS FOR CORPORATE TRANSACTIONS AND OTHER EVENTS.

(a)	Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting Acreage (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of Acreage (each, a “Share Change”) that occurs at any time after adoption of this Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall, with the approval of the Exchange or the shareholders of the Company (if required), make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of Shares or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of Shares or other securities with respect to which Awards may be granted during any one calendar year to any individual, (iii) the maximum number of Shares or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iv) the number of Shares or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated; and, provided further, that in no event shall the exercise price per Share of a stock option or stock appreciation right, or subscription price per Share or any other Award, be reduced to an amount that is lower than the par value of such Share.

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(b)	Discretionary Adjustments. In the case of a Corporate Event, the Administrator may, with the approval of the Exchange or the shareholders of the Company (if required), make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which shareholders of Acreage receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each Share pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Acreage and securities of entities other than Acreage) for the Shares subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”).

(c)	Adjustments to Performance Criteria. The Administrator may, in its discretion, adjust the Performance Criteria applicable to any Awards to reflect any unusual or infrequently occurring event or transaction, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in Acreage’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other Acreage filings with the Canadian provincial securities administrators or the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of Acreage or the applicable subsidiary, business segment or other operational unit of Acreage or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Criteria to be unsuitable, the Administrator may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.

(d)	Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424 (a) of the Code.

(e)	Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of Acreage.

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11.	CHANGE IN CONTROL PROVISIONS.

(a)	Termination of Awards. Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:

(i)	the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;

(ii)	the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Criteria shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;

(iii)	the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Criteria shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Criteria for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;

(iv)	the outstanding RSUs, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Criteria shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in Subordinate Voting Shares or Floating Shares, as applicable, or cash (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and

(v)	the outstanding RSUs, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Criteria shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Criteria for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in Subordinate Voting Shares or Floating Shares, as applicable, or cash (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code. Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.

(b)	Continuation, Assumption or Substitution of Awards. The administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.

(c)	Other Permitted Actions. In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.

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(d)	Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.

12.	SUBSTITUTION OF AWARDS IN MERGERS AND ACQUISITIONS.

Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of Acreage or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with Acreage or a Subsidiary, or the acquisition by Acreage of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Subordinate Voting Shares and/or the Floating Shares are listed or admitted for trading, any available shares under a shareholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.

13.	COMPLIANCE WITH SECURITIES LAWS; LISTING AND REGISTRATION.

(a)	The obligation of Acreage to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state or foreign (non-United States) securities laws, or foreign (non-United States) securities laws and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Shares under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive Shares pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan would or may violate the rules of any exchange on which Acreage’s securities are then listed for trading, the right to exercise an Award or receive Shares pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of Acreage’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but Acreage shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

(b)	Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of any Shares issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of any Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

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(c)	In the event that the disposition of any Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving any Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to Acreage in writing that the Shares acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Shares so acquired in violation of federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Shares in compliance with applicable federal, state or foreign securities laws. If applicable, all certificates representing such Shares shall bear applicable legends as required by federal, state or foreign securities laws or stock exchange regulation.

14.	SECTION 409A COMPLIANCE.

It is the intention of Acreage that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither Acreage nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, Shares or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by Acreage and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).

15.	PLAN DURATION; AMENDMENT AND DISCONTINUANCE.

(a)	Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the (a) earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no Shares approved for issuance under the Plan remain available to be granted under new Awards or (b) the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before the tenth anniversary of the Effective Date, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

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(b)	Amendment and Discontinuance of the Plan. The Board or the Compensation Committee may, without shareholder approval, amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Subordinate Voting Shares and/or Floating Shares are listed or admitted for trading or to prevent adverse tax or accounting consequences to Acreage or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of Acreage’s shareholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of Subordinate Voting Shares and/or Floating Shares which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(f) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)	Amendment of Awards. Subject to Section 7(f), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Subordinate Voting Shares and/or Floating Shares are listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.

16.	GENERAL PROVISIONS.

(a)	Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of Acreage or any Affiliate or shall interfere in any way with any right of Acreage or any Affiliate may have to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that Acreage is the Participant’s employer or that the Participant has an employment relationship with Acreage.

(b)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Acreage and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from Acreage pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Acreage.

26

(c)	Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of Acreage or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) Acreage or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.

(d)	Subsidiary Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, Acreage may, if the Administrator so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to Acreage.

(e)	Governing Law and Interpretation. The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of British Columbia and the laws of Canada applicable therein without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect. Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and (iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.

(f)	Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.

(g)	Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which Acreage may recover from current and former Participants any amounts paid or Shares issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which Subordinate Voting Shares and/or Floating Shares, as applicable, are listed or admitted for trading, as determined by the Administrator in its sole discretion.

27

APPENDIX “G” -
INFORMATION CONCERNING CANOPY GROWTH

The following information concerning Canopy Growth should be read in conjunction with the documents incorporated by reference into this Appendix “G”.

The following section of this Circular contains forward-looking information. Readers are cautioned that actual results may vary. See “Cautionary Statement Regarding Forward-Looking Information”.

Cautionary Note Regarding Forward-Looking Statement

The following section of this Circular contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Canopy Growth or its Subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this section of the Circular. Examples of such statements include statements with respect to the timing and outcome of the Amended Arrangement; the anticipated sale of 102021671 Saskatchewan Inc.; the occurrence or waiver (at the discretion of Canopy Growth) of the Triggering Event, the completion of the Acquisition; and the satisfaction or waiver of the Acquisition Closing Conditions.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including the risks contained in the public filings of Canopy Growth filed with the SEC and available on EDGAR at www.sec.gov/edgar and with Canadian securities regulators and available on the issuer profile of Canopy Growth on SEDAR at www.sedar.com, including the Canopy Growth Annual Report (as defined below).

In respect of the forward-looking statements and information contained in this section of the Circular, Canopy Growth has provided such statements and information in reliance on certain assumptions that Canopy Growth believes are reasonable at this time. Although Canopy Growth believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this section of the Circular are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this section of the Circular are made as of the date hereof and Canopy Growth does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable Securities Laws

General

Canopy Growth is a leading cannabis company with operations in countries throughout the world. Canopy Growth produces, distributes and sells a diverse range of cannabis and hemp-based products for both recreational and medical purposes under a portfolio of distinct brands in Canada pursuant to the Cannabis Act, SC 2018, c 16 (the “Cannabis Act”), and globally pursuant to applicable international and Canadian legislation, regulations and permits. Canopy Growth’s core operations are in Canada, the United States, Germany, and the UK, with developing opportunity markets in Australia, Denmark, Peru and Brazil. Canopy Growth is a reporting issuer in each of the provinces of Canada, other than Quebec. Canopy Growth’s head and registered office is located at 1 Hershey Drive, Smiths Falls, ON, K7A 0A8.

On October 17, 2018, the Cannabis Act went into effect which governs both the recreational and medical cannabis markets in Canada. On October 17, 2019, the second phase of recreational cannabis products, specifically, ingestible cannabis, cannabis extracts and cannabis topical products (referred to as “Cannabis 2.0”), were legalized in Canada pursuant to certain amendments to the regulations under the Cannabis Act. Canopy Growth supplies the recreational and medical cannabis markets with a complimentary balance of flower products and extracted cannabinoid input for its oil, CBD and Cannabis 2.0 products. Canopy Growth’s licensed operational capacity in Canada includes indoor, greenhouse and outdoor cultivation space; post-harvest processing and cannabinoid extraction capability; advanced manufacturing capability for vape products, softgel encapsulation and pre-rolled joints; a beverage production facility; and a chocolate manufacturing facility. Through wholly-owned Subsidiaries and one majority-controlled joint venture, Canopy Growth has licenses issued by Health Canada at 10 facilities across the country.

Entity	Initial License Date	Province	Facility	License(s)	Authorized to Sell to
					Distributors/ Retailers	Patients
102021671 Saskatchewan Inc.(1)	06/16/17	Saskatchewan	Indoor	Cultivation	Plants/ Seeds	None
BC Tweed(2)	02/16/18	British Columbia	Greenhouse	Processing Cultivation	Plants/ Seeds	None
BC Tweed (second site)(2)	04/13/18	British Columbia	Greenhouse	Cultivation	Plants/ Seeds	None
DOJA Cannabis Ltd.	06/16/17	British Columbia	Indoor	Sale (Medical) Processing Cultivation	Plants/Seeds Dried/Fresh	Plants/Seeds Dried/Fresh
Spectrum Cannabis Canada Ltd.	12/16/15	Ontario	Indoor	Sale (Medical) Processing Cultivation	Plants/Seeds Dried/Fresh Oil Extracts Edible Topical	Plants/Seeds Dried/Fresh Oil Extracts Edible Topical
POS Management Corp.	08/16/19	Saskatchewan	Indoor	Processing	Plants/ Seeds	None
The Tweed Tree Lot Inc.	03/22/19	New Brunswick	Indoor	Cultivation	Plants/ Seeds	None
Tweed Farms Inc.	08/08/14	Ontario	Greenhouse	Cultivation	Plants/ Seeds	None
Tweed Inc.	11/18/13	Ontario	Indoor	Sale (Medical) Processing Cultivation Cannabis Drug Analytical Dealer	Plants/Seeds Dried/Fresh Oil Extracts Edible Topical	Plants/Seeds Dried/Fresh Oil Extracts Edible Topical
Vert Mirabel(3)	03/25/18	Quebec	Greenhouse	Cultivation	Plants/ Seeds	None

Notes:

(1) The sale of Canopy Growth’s ownership interest in 102021671 Saskatchewan Inc. (formerly Tweed Grasslands Cannabis Inc.) is expected to be completed in the second quarter of fiscal 2021.

(2) Canopy Growth has ceased operations at this facility.

(3) Vert Mirabel is a joint venture amongst Canopy Growth, Canopy Rivers Corporation and Les Serres Stephane Bertrand Inc. Canopy Growth directly holds 40.7% of the issued and outstanding common shares in Vert Mirabel and controls Vert Mirabel as a result of its ownership interest in Canopy Rivers Inc.

International Operations

Canopy Growth has subsidiaries, partnerships or business activities in various international jurisdictions.

Canopy Growth has strengthened its international operations by completing the construction of the required infrastructure, and obtaining the necessary regulatory approvals, to enable the cultivation and processing of cannabis in Denmark. In addition, through its acquisition of C3, Canopy Growth operates two manufacturing facilities specializing in natural extraction and synthetic cannabinoid production.

In addition, as a result of the passing of the 2018 Farm Bill, Canopy Growth commenced its expansion of operations into the United States and is pursuing certain commercialization activities in the United States where permissible under state laws. Such activities include Canopy Growth’s launch of a line of hemp-derived CBD oils and softgels under the First & Free brand in certain U.S. states and the launch of Canopy Growth’s first line of topical products in certain U.S. states, in each case where not prohibited under state law.

Further information regarding the business of Canopy Growth and its operations can be found in the Canopy Growth Annual Report (as defined below) and other documents incorporated by reference herein.

Canopy Growth Documents Incorporated by Reference

Information has been incorporated by reference in this Circular from documents filed with the Securities and Exchange Commission (“SEC”), which may also be filed with or furnished to the various securities commissions or similar regulatory authorities in each of the provinces of Canada, other than Quebec. Copies of the documents incorporated by reference herein may be obtained on request without charge from the Secretary of Canopy Growth Corporation at 1 Hershey Drive, Smiths Falls, Ontario K7A 0A8 (telephone: 1-855-558-9333). These SEC filings are available to the public from the SEC’s website at http://www.sec.gov and are also available electronically under Canopy Growth’s profile on SEDAR at www.sedar.com. Canopy Growth’s filings through SEDAR are not incorporated by reference in this Circular except as specifically set out herein.

The following documents filed by Canopy Growth with SEC are incorporated by reference in this Circular (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC Rules):

(a)	Canopy Growth’s annual report on Form 10-K for the year ended March 31, 2020 dated June 1, 2020 (the “Canopy Growth Annual Report”);

(b)	Current Reports on Form 8-K dated April 2, 2020, June 30, 2020 and [♦] (except for information furnished under Item 7.01, which shall not be incorporated by reference herein); and

(c)	any documents that Canopy Growth files with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Circular and before the Meeting.

To the extent that any information contained in any current report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC, such information or exhibit is specifically not incorporated by reference in this Circular.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Circular to the extent that a statement contained in this Circular or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not constitute a part of this Circular, except as so modified or superseded. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. Making such a modifying or superseding statement shall not be deemed to be an admission for any purpose that the modified or superseded statement, when made, constituted a misrepresentation, untrue statement of a material fact, nor an omission to state a material fact that is required to be stated or necessary to make a statement not misleading in light of the circumstances in which it is made.

Consolidated Capitalization

There has not been any material change to Canopy Growth’s share and loan capital since March 31, 2020, the date of Canopy Growth’s most recently filed financial statements.

Description of Share Capital

The authorized share capital of Canopy Growth consists of an unlimited number of Canopy Growth Shares. As of the date of this Circular, [♦] Canopy Growth Shares were issued and outstanding. In addition, as of the date of this Circular, there were [♦] Canopy Growth Shares issuable on the exercise of stock options, [♦] Canopy Growth Shares issuable on the exercise of common share purchase warrants, [♦] Canopy Growth Shares issuable upon the conversion of the Canopy Growth Notes and [♦] Canopy Growth Shares issuable on the vesting of restricted share units.

Holders of Canopy Growth Shares are entitled to receive notice of any meetings of shareholders of Canopy Growth and to attend and cast one vote per Canopy Growth Share at all such meetings. Holders of Canopy Growth Shares do not have cumulative voting rights with respect to the election of directors and, accordingly, holders of a majority of the Canopy Growth Shares entitled to vote in any election of directors may elect all directors standing for election. Holders of Canopy Growth Shares are entitled to receive on a pro-rata basis such dividends, if any, as and when declared by the board of directors of Canopy Growth at its discretion from funds legally available therefor and upon the liquidation, dissolution or winding up of Canopy Growth are entitled to receive on a pro-rata basis the net assets of Canopy Growth after payment of debts and other liabilities, in each case subject to the rights, privileges, restrictions and conditions attaching to any other series or class of shares ranking senior in priority to or on a pro-rata basis with the holders of Canopy Growth Shares with respect to dividends or liquidation. Pursuant to the second amended and restated investor rights agreement (the “Investor Rights Agreement”) between Canopy Growth, CBG Holdings LLC (“CBG”) and Greenstar Canada Investment Limited Partnership (“GCILP” and together with CBG, the “CBI Group”), the CBI Group has certain pre-emptive and top-up rights in order to maintain its pro rata equity ownership position in Canopy Growth in connection with any offering or distribution of securities by Canopy Growth (subject to certain exceptions). As of the date of this Circular, the CBI Group holds, in the aggregate, []% of the outstanding Canopy Growth Shares on a non-diluted basis.

Price Range and Trading Volumes of the Canopy Growth Shares

The Canopy Growth Shares are listed and posted for trading on the TSX under the symbol “WEED” and on the NYSE under the symbol “CGC”.

The following table sets forth information relating to the trading of the Canopy Growth Shares on the TSX for the months indicated.

Month	High (C$)	Low (C$)	Volume
July 2019	53.99	42.56	36,891,453
August 2019	45.43	30.30	41,947,778
September 2019	38.33	29.66	37,298,693
October 2019	31.60	25.19	36,818,056
November 2019	28.69	18.23	63,229,186
December 2019	29.33	23.42	47,267,964
January 2020	33.86	24.80	71,940,252
February 2020	31.64	23.52	46,529,518
March 2020	25.42	12.96	73,333,860
April 2020	25.43	18.23	43,083,383
May 2020	30.57	18.34	51,407,157
June 2020	25.18	20.98	45,145,962
July 2020(1)	[●]	[●]	[●]

(1) From July 1, 2020 to July [●], 2020.

The following table sets forth information relating to the trading of the Canopy Growth Shares on the NYSE for the months indicated.

Month	High (US$)	Low (US$)	Volume
July 2019	41.07	32.28	93,090,700
August 2019	34.34	22.76	111,746,300
September 2019	28.89	22.41	88,468,700
October 2019	23.75	17.89	117,367,000
November 2019	21.68	13.81	217,615,100
December 2019	22.25	17.61	152,241,600
January 2020	25.97	19.02	206,742,000
February 2020	23.90	17.48	143,664,900
March 2020	18.94	9.00	151,927,000
April 2020	18.25	12.88	105,620,100
May 2020	22.19	12.95	179,122,300
June 2020	18.65	15.32	130,604,500
July 2020(1)	[●]	[●]	[●]

(1) From July 1, 2020 to July [●], 2020.

Prior Sales

For the 12-month period prior to the date of this Circular, Canopy Growth issued or granted Canopy Growth Shares and securities convertible into Canopy Growth Shares as listed in the table below. Other than the issuances listed in the table below, Canopy Growth has not issued any Canopy Growth Shares or securities convertible into Canopy Growth Shares within the 12 months preceding the date of this Circular.

Date of Issuance	Security	Price per Security (C$)	Number of Securities

July 15, 2019	Canopy Growth Shares(1)	8.18	3,335
July 15, 2019	Canopy Growth Shares(1)	11.71	1,166
July 15, 2019	Canopy Growth Shares(1)	40.51	500
July 15, 2019	Canopy Growth Shares(1)	40.68	600
July 15, 2019	Options(2)	44.58	3,457,339
July 16, 2019	Canopy Growth Shares(1)	2.92	1,189
July 16, 2019	Canopy Growth Shares(1)	8.18	5,626
July 16, 2019	Canopy Growth Shares(1)	11.71	300
July 18, 2019	Canopy Growth Shares(1)	2.16	1,668
July 18, 2019	Canopy Growth Shares(1)	3.71	100
July 18, 2019	Canopy Growth Shares(1)	8.18	3,333
July 18, 2019	Canopy Growth Shares(1)	11.71	3,334
July 18, 2019	Canopy Growth Shares(1)	27.99	500
July 19, 2019	Canopy Growth Shares(1)	8.18	934
July 19, 2019	Canopy Growth Shares(1)	27.99	500
July 19, 2019	Canopy Growth Shares(1)	40.51	300
July 22, 2019	Canopy Growth Shares(1)	2.68	3,500
July 22, 2019	Canopy Growth Shares(1)	3.71	5,667
July 22, 2019	Canopy Growth Shares(1)	3.96	3,000
July 22, 2019	Canopy Growth Shares(1)	8.18	4,166
July 23, 2019	Canopy Growth Shares(1)	2.29	50
July 23, 2019	Canopy Growth Shares(1)	7.83	5,000
July 23, 2019	Canopy Growth Shares(1)	8.18	1,333
July 23, 2019	Canopy Growth Shares(1)	40.51	667
July 24, 2019	Canopy Growth Shares(1)	1.80	3,334
July 24, 2019	Canopy Growth Shares(1)	2.68	167
July 24, 2019	Canopy Growth Shares(1)	2.95	6,667
July 24, 2019	Canopy Growth Shares(1)	7.83	13,334
July 24, 2019	Canopy Growth Shares(1)	8.18	1,867
July 24, 2019	Canopy Growth Shares(1)	27.99	75
July 24, 2019	Canopy Growth Shares(1)	40.51	1,000
July 25, 2019	Canopy Growth Shares(1)	7.83	5,000
July 25, 2019	Canopy Growth Shares(1)	8.18	2,612
July 25, 2019	Canopy Growth Shares(1)	11.71	105
July 25, 2019	Canopy Growth Shares(3)	40.47	463
July 26, 2019	Canopy Growth Shares(1)	40.51	583

Date of Issuance	Security	Price per Security (C$)	Number of Securities

July 29, 2019	Canopy Growth Shares(1)	18.46	200
July 29, 2019	Canopy Growth Shares(1)	27.99	3,250
July 30, 2019	Canopy Growth Shares(1)	40.51	1,001
July 31, 2019	Canopy Growth Shares(1)	33.66	150
July 31, 2019	Canopy Growth Shares(1)	40.51	367
August 1, 2019	Canopy Growth Shares(1)	10.56	175,000
August 2, 2019	Canopy Growth Shares(1)	8.18	200
August 8, 2019	Canopy Growth Shares(4)	42.76	23,440
August 8, 2019	Canopy Growth Shares(1)	2.95	7,500
August 8, 2019	Canopy Growth Shares(1)	3.71	99
August 8, 2019	Canopy Growth Shares(1)	8.18	5,000
August 9, 2019	Canopy Growth Shares(1)	10.27	360
August 9, 2019	Canopy Growth Shares(1)	53.22	3,660
August 12, 2019	Canopy Growth Shares(1)	8.18	1,366
August 12, 2019	Canopy Growth Shares(1)	33.66	667
August 14, 2019	Canopy Growth Shares(1)	3.71	858
August 14, 2019	Canopy Growth Shares(1)	40.51	667
August 15, 2019	Canopy Growth Shares(1)	7.80	15,000
August 15, 2019	Canopy Growth Shares(1)	8.18	3,265
August 15, 2019	Canopy Growth Shares(1)	27.99	3,000
August 16, 2019	Canopy Growth Shares(1)	33.66	1,000
August 16, 2019	Options(2)	37.25	698,850
August 20, 2019	Canopy Growth Shares(1)	8.18	1,000
August 20, 2019	Canopy Growth Shares(1)	8.91	1,667
August 20, 2019	Canopy Growth Shares(1)	11.40	3
August 21, 2019	Canopy Growth Shares(1)	8.18	1,817
August 21, 2019	Canopy Growth Shares(1)	8.91	95,000
August 22, 2019	Canopy Growth Shares(5)	33.38	61,090
August 22, 2019	Canopy Growth Shares(1)	2.68	10,667
August 22, 2019	Canopy Growth Shares(1)	2.95	20,000
August 22, 2019	Canopy Growth Shares(1)	8.18	1,667
August 22, 2019	Canopy Growth Shares(1)	8.91	2,666
August 26, 2019	Canopy Growth Shares(1)	8.18	2,000
August 26, 2019	Canopy Growth Shares(1)	8.91	300
August 26, 2019	Canopy Growth Shares(1)	11.71	150
August 28, 2019	Canopy Growth Shares(1)	8.18	855
August 28, 2019	Canopy Growth Shares(1)	53.22	3,660
August 30, 2019	Canopy Growth Shares(1)	8.18	300
August 30, 2019	Options(2)	31.46	616,900
September 3, 2019	Canopy Growth Shares(1)	8.18	104
September 4, 2019	Canopy Growth Shares(1)	18.46	900
September 5, 2019	Canopy Growth Shares(1)	3.71	9,501

Date of Issuance	Security	Price per Security (C$)	Number of Securities

September 5, 2019	Canopy Growth Shares(1)	8.18	1,667
September 6, 2019	Canopy Growth Shares(1)	3.71	1,927
September 6, 2019	Canopy Growth Shares(1)	8.91	534
September 6, 2019	Canopy Growth Shares(1)	11.40	1
September 6, 2019	Canopy Growth Shares(1)	27.99	367
September 9, 2019	Canopy Growth Shares(1)	3.71	1,667
September 9, 2019	Canopy Growth Shares(1)	8.18	1,585
September 9, 2019	Canopy Growth Shares(1)	8.91	667
September 11, 2019	Canopy Growth Shares(1)	3.71	1,782
September 11, 2019	Canopy Growth Shares(1)	3.96	1,500
September 11, 2019	Canopy Growth Shares(1)	8.18	700
September 12, 2019	Canopy Growth Shares(1)	8.18	75,001
September 13, 2019	Canopy Growth Shares(1)	3.71	1,617
September 13, 2019	Canopy Growth Shares(1)	8.18	9,627
September 13, 2019	Canopy Growth Shares(1)	18.46	323
September 17, 2019	Canopy Growth Shares(1)	3.71	5,000
September 17, 2019	Canopy Growth Shares(1)	3.86	33,334
September 17, 2019	Canopy Growth Shares(1)	8.18	33,634
September 17, 2019	Canopy Growth Shares(1)	8.91	1,000
September 18, 2019	Canopy Growth Shares(1)	2.68	1,667
September 18, 2019	Canopy Growth Shares(1)	3.71	1,500
September 18, 2019	Canopy Growth Shares(1)	8.18	880
September 18, 2019	Canopy Growth Shares(1)	8.91	1,667
September 18, 2019	Canopy Growth Shares(1)	10.27	5,000
September 19, 2019	Canopy Growth Shares(1)	2.29	150
September 19, 2019	Canopy Growth Shares(1)	8.91	1,666
September 20, 2019	Canopy Growth Shares(1)	8.18	3,267
September 20, 2019	Canopy Growth Shares(1)	10.27	6,667
September 20, 2019	Canopy Growth Shares(1)	11.96	236
September 20, 2019	Canopy Growth Shares(1)	27.99	5,000
September 23, 2019	Canopy Growth Shares(1)	8.18	1,000
September 24, 2019	Canopy Growth Shares(1)	2.24	1,189
September 24, 2019	Canopy Growth Shares(1)	2.66	1,426
September 24, 2019	Canopy Growth Shares(1)	2.92	2,378
September 24, 2019	Canopy Growth Shares(1)	8.18	1,834
September 24, 2019	Canopy Growth Shares(1)	8.91	1,666
September 24, 2019	Canopy Growth Shares(1)	27.99	1,667
September 25, 2019	Canopy Growth Shares(1)	8.18	80
September 25, 2019	Canopy Growth Shares(1)	8.91	1,667
September 26, 2019	Canopy Growth Shares(1)	3.71	3,333
September 26, 2019	Canopy Growth Shares(1)	3.96	2,370
September 26, 2019	Canopy Growth Shares(1)	8.18	1,000

Date of Issuance	Security	Price per Security (C$)	Number of Securities

September 27, 2019	Canopy Growth Shares(1)	8.18	100
September 30, 2019	Options(2)	30.35	284,600
October 2, 2019	Canopy Growth Shares(1)	2.95	668
October 2, 2019	Canopy Growth Shares(1)	3.71	1,666
October 2, 2019	Canopy Growth Shares(1)	8.18	934
October 4, 2019	Canopy Growth Shares(1)	18.46	600
October 7, 2019	Canopy Growth Shares(1)	3.71	1,068
October 9, 2019	Canopy Growth Shares(1)	8.18	3,533
October 10, 2019	Canopy Growth Shares(1)	8.18	1,250
October 10, 2019	Canopy Growth Shares(1)	10.27	37,500
October 11, 2019	Canopy Growth Shares(1)	3.96	1,700
October 11, 2019	Options(2)	27.16	190,563
October 17, 2019	Canopy Growth Shares(1)	8.18	100
October 18, 2019	Canopy Growth Shares(5)	36.11	49,982
October 22, 2019	Canopy Growth Shares(1)	3.71	420
October 23, 2019	Canopy Growth Shares(1)	8.18	1,750
October 23, 2019	Options(2)	28.31	235,700
October 24, 2019	Canopy Growth Shares(1)	3.71	300
October 25, 2019	Canopy Growth Shares(1)	8.18	3,000
October 29, 2019	Canopy Growth Shares(1)	8.18	1,866
October 29, 2019	Canopy Growth Shares(1)	11.80	16,667
October 30, 2019	Canopy Growth Shares(1)	8.18	1,116
November 4, 2019	Canopy Growth Shares(1)	3.71	705
November 5, 2019	Canopy Growth Shares(1)	2.29	100
November 6, 2019	Canopy Growth Shares(1)	3.71	315
November 7, 2019	Canopy Growth Shares(6)	27.04	110,929
November 7, 2019	Canopy Growth Shares(1)	3.71	110
November 8, 2019	Canopy Growth Shares(1)	8.18	2,000
November 8, 2019	Canopy Growth Shares(1)	11.71	450
November 13, 2019	Canopy Growth Shares(1)	2.66	1,000
November 13, 2019	Canopy Growth Shares(1)	2.68	10,000
November 13, 2019	Canopy Growth Shares(1)	8.18	103,675
November 13, 2019	Canopy Growth Shares(1)	8.91	2,301
November 13, 2019	Canopy Growth Shares(1)	18.46	2,500
November 14, 2019	Canopy Growth Shares(1)	2.95	668
November 18, 2019	Canopy Growth Shares(1)	2.29	100
November 18, 2019	Canopy Growth Shares(1)	8.18	400
November 20, 2019	Canopy Growth Shares(1)	8.18	4,248
November 21, 2019	Canopy Growth Shares(1)	4.24	33,333
November 21, 2019	Canopy Growth Shares(1)	8.18	1,500
November 21, 2019	Canopy Growth Shares(1)	10.27	8,334
November 22, 2019	Canopy Growth Shares(1)	8.18	6,667

Date of Issuance	Security	Price per Security (C$)	Number of Securities

November 22, 2019	Canopy Growth Shares(1)	11.40	1
November 22, 2019	Canopy Growth Shares(1)	11.71	1
November 25, 2019	Canopy Growth Shares(1)	8.18	7,000
November 25, 2019	Canopy Growth Shares(1)	8.91	1,000
November 25, 2019	Canopy Growth Shares(1)	18.46	4,500
November 26, 2019	Canopy Growth Shares(1)	2.66	258
November 26, 2019	Canopy Growth Shares(1)	2.68	250
November 26, 2019	Canopy Growth Shares(1)	8.18	750
November 27, 2019	Canopy Growth Shares(1)	3.71	500
November 27, 2019	Canopy Growth Shares(1)	8.18	1,367
November 27, 2019	Canopy Growth Shares(1)	11.40	434
November 27, 2019	Canopy Growth Shares(1)	18.46	360
November 28, 2019	Canopy Growth Shares(1)	8.18	267
November 29, 2019	Canopy Growth Shares(7)	30.90	17,379
November 29, 2019	Canopy Growth Shares(1)	3.71	259
November 29, 2019	Canopy Growth Shares(1)	18.46	267
November 29, 2019	Options(2)	24.51	163,650
December 2, 2019	Canopy Growth Shares(1)	3.71	1,150
December 2, 2019	Canopy Growth Shares(1)	8.18	3,667
December 2, 2019	Canopy Growth Shares(1)	18.46	400
December 3, 2019	Canopy Growth Shares(1)	11.71	100
December 3, 2019	Canopy Growth Shares(1)	18.46	1,500
December 4, 2019	Canopy Growth Shares(1)	8.18	350
December 4, 2019	Canopy Growth Shares(1)	11.40	833
December 5, 2019	Canopy Growth Shares(8)	33.88	487,007
December 5, 2019	Canopy Growth Shares(1)	3.71	145
December 5, 2019	Canopy Growth Shares(1)	8.18	1,200
December 5, 2019	Canopy Growth Shares(1)	11.40	400
December 6, 2019	Canopy Growth Shares(1)	8.18	934
December 6, 2019	Canopy Growth Shares(1)	18.46	1,600
December 6, 2019	Options(2)	24.72	1,618,122
December 9, 2019	Canopy Growth Shares(1)	2.29	100
December 9, 2019	Canopy Growth Shares(1)	8.18	1,040
December 10, 2019	Canopy Growth Shares(1)	11.40	367
December 11, 2019	Canopy Growth Shares(1)	3.71	115
December 11, 2019	Canopy Growth Shares(1)	8.18	2,801
December 11, 2019	Canopy Growth Shares(1)	8.91	700
December 11, 2019	Canopy Growth Shares(1)	10.27	800
December 11, 2019	Canopy Growth Shares(1)	11.71	800
December 11, 2019	Canopy Growth Shares(1)	18.46	14,300
December 12, 2019	Canopy Growth Shares(1)	8.18	1,200
December 12, 2019	Canopy Growth Shares(1)	18.46	900

Date of Issuance	Security	Price per Security (C$)	Number of Securities

December 12, 2019	Options(2)	27.85	96,946
December 16, 2019	Canopy Growth Shares(1)	2.66	4,992
December 16, 2019	Canopy Growth Shares(1)	8.18	6,737
December 17, 2019	Canopy Growth Shares(1)	2.66	500
December 17, 2019	Canopy Growth Shares(1)	3.96	1,700
December 17, 2019	Canopy Growth Shares(1)	8.18	217
December 17, 2019	Canopy Growth Shares(1)	11.40	1,667
December 18, 2019	Canopy Growth Shares(1)	2.66	2,140
December 18, 2019	Canopy Growth Shares(1)	8.18	150
December 18, 2019	Canopy Growth Shares(1)	11.40	167
December 18, 2019	Canopy Growth Shares(1)	18.46	8,333
December 20, 2019	Canopy Growth Shares(1)	8.18	4,150
December 20, 2019	Canopy Growth Shares(1)	18.46	3,334
December 20, 2019	Canopy Growth Shares(1)	41.10	7,300
December 20, 2019	Canopy Growth Shares(1)	48.60	12,344
December 23, 2019	Canopy Growth Shares(1)	8.18	6,667
December 24, 2019	Canopy Growth Shares(1)	8.18	600
December 24, 2019	Options(2)	26.27	672,450
December 30, 2019	Canopy Growth Shares(1)	8.18	2,950
December 31, 2019	Canopy Growth Shares(1)	1.57	2,907
December 31, 2019	Canopy Growth Shares(1)	8.18	150
January 2, 2020	Canopy Growth Shares(1)	3.71	5,000
January 2, 2020	Options(2)	27.31	23,250
January 3, 2020	Canopy Growth Shares(1)	2.95	4,000
January 3, 2020	Canopy Growth Shares(1)	18.46	3,000
January 6, 2020	Canopy Growth Shares(1)	27.24	732
January 7, 2020	Canopy Growth Shares(5)	34.51	33,280
January 7, 2020	Canopy Growth Shares(1)	2.68	1,668
January 7, 2020	Canopy Growth Shares(1)	8.18	100
January 8, 2020	Canopy Growth Shares(1)	3.71	610
January 8, 2020	Canopy Growth Shares(1)	11.40	525
January 9, 2020	Canopy Growth Shares(1)	3.71	1,667
January 9, 2020	Canopy Growth Shares(1)	8.18	500
January 9, 2020	Canopy Growth Shares(1)	11.40	500
January 9, 2020	Canopy Growth Shares(1)	18.46	250
January 13, 2020	Canopy Growth Shares(1)	8.18	300
January 13, 2020	Canopy Growth Shares(1)	18.46	250
January 14, 2020	Canopy Growth Shares(1)	8.18	250
January 14, 2020	Canopy Growth Shares(1)	18.46	15,000
January 14, 2020	Canopy Growth Shares(1)	20.66	800
January 14, 2020	Restricted Stock Units(2)	31.14	258,782
January 15, 2020	Canopy Growth Shares(1)	8.18	2,000

Date of Issuance	Security	Price per Security (C$)	Number of Securities

January 15, 2020	Canopy Growth Shares(1)	10.27	1,667
January 15, 2020	Canopy Growth Shares(1)	11.40	800
January 15, 2020	Canopy Growth Shares(1)	18.46	1,066
January 16, 2020	Canopy Growth Shares(1)	3.71	1,667
January 16, 2020	Canopy Growth Shares(1)	8.18	3,668
January 16, 2020	Canopy Growth Shares(1)	11.40	500
January 16, 2020	Canopy Growth Shares(1)	20.66	500
January 16, 2020	Canopy Growth Shares(1)	27.24	732
January 17, 2020	Canopy Growth Shares(1)	11.40	1,667
January 17, 2020	Canopy Growth Shares(1)	18.46	900
January 20, 2020	Canopy Growth Shares(1)	2.68	1,000
January 20, 2020	Canopy Growth Shares(1)	8.18	225
January 21, 2020	Canopy Growth Shares(1)	2.95	1,500
January 21, 2020	Canopy Growth Shares(1)	8.18	11,767
January 21, 2020	Canopy Growth Shares(1)	8.91	500
January 21, 2020	Canopy Growth Shares(1)	18.46	3,000
January 22, 2020	Canopy Growth Shares(1)	3.71	1,400
January 22, 2020	Canopy Growth Shares(1)	8.91	500
January 23, 2020	Canopy Growth Shares(1)	8.18	100
January 23, 2020	Options(2)	32.22	62,900
January 24, 2020	Canopy Growth Shares(1)	11.96	236
January 24, 2020	Canopy Growth Shares(1)	18.46	250
January 27, 2020	Canopy Growth Shares(1)	8.18	146
January 27, 2020	Canopy Growth Shares(1)	8.91	666
January 27, 2020	Canopy Growth Shares(1)	4.14	4,814
January 28, 2020	Canopy Growth Shares(1)	27.24	1,464
January 29, 2020	Canopy Growth Shares(1)	4.35	3,208
January 29, 2020	Canopy Growth Shares(1)	8.18	500
January 30, 2020	Canopy Growth Shares(1)	4.14	9,365
January 30, 2020	Canopy Growth Shares(1)	11.96	1,163
January 31, 2020	Canopy Growth Shares(1)	8.18	116
January 31, 2020	Canopy Growth Shares(1)	11.40	3,475
February 4, 2020	Canopy Growth Shares(9)	9.76	152,617
February 6, 2020	Canopy Growth Shares(1)	3.71	150
February 6, 2020	Canopy Growth Shares(1)	8.18	2,525
February 7, 2020	Canopy Growth Shares(1)	8.18	800
February 7, 2020	Canopy Growth Shares(1)	18.46	300
February 12, 2020	Canopy Growth Shares(1)	4.35	2,005
February 13, 2020	Canopy Growth Shares(1)	8.18	2,900
February 18, 2020	Canopy Growth Shares(1)	2.95	60,000
February 19, 2020	Canopy Growth Shares(1)	2.92	2,000
February 19, 2020	Canopy Growth Shares(1)	8.18	2,167

Date of Issuance	Security	Price per Security (C$)	Number of Securities

February 19, 2020	Canopy Growth Shares(1)	8.91	500
February 20, 2020	Canopy Growth Shares(1)	3.71	50
February 20, 2020	Canopy Growth Shares(1)	27.99	13,333
February 21, 2020	Canopy Growth Shares(1)	2.66	1,500
February 21, 2020	Canopy Growth Shares(1)	8.18	1,667
February 21, 2020	Canopy Growth Shares(1)	10.27	2,200
February 21, 2020	Canopy Growth Shares(1)	18.46	60
February 24, 2020	Canopy Growth Shares(10)	9.51	301,496
February 24, 2020	Canopy Growth Shares(1)	0.06	2,738
February 24, 2020	Canopy Growth Shares(1)	2.92	6,000
February 24, 2020	Canopy Growth Shares(1)	8.18	6,267
February 24, 2020	Canopy Growth Shares(1)	8.91	2,334
February 24, 2020	Canopy Growth Shares(1)	11.96	20,539
February 26, 2020	Canopy Growth Shares(1)	18.46	40
February 28, 2020	Options(2)	25.17	167,750
March 2, 2020	Canopy Growth Shares(1)	11.71	3,335
March 3, 2020	Canopy Growth Shares(1)	11.71	123
March 4, 2020	Canopy Growth Shares(1)	8.18	100
March 5, 2020	Canopy Growth Shares(1)	11.71	667
March 6, 2020	Canopy Growth Shares(1)	3.71	430
March 6, 2020	Canopy Growth Shares(1)	11.71	4,100
March 6, 2020	Canopy Growth Shares(1)	18.46	566
March 6, 2020	Canopy Growth Shares(1)	20.66	1,550
March 11, 2020	Canopy Growth Shares(1)	10.27	2,666
March 12, 2020	Canopy Growth Shares(1)	8.18	180
March 13, 2020	Canopy Growth Shares(1)	2.68	1,667
March 13, 2020	Canopy Growth Shares(1)	8.18	250
March 23, 2020	Canopy Growth Shares(1)	8.18	2,622
March 24, 2020	Canopy Growth Shares(1)	3.71	83
March 25, 2020	Canopy Growth Shares(1)	2.68	3,333
March 27, 2020	Canopy Growth Shares(1)	11.71	1,668
March 27, 2020	Restricted Stock Units(2)	21.34	602,279
March 27, 2020	Options(2)	21.34	624,394
March 30, 2020	Canopy Growth Shares(1)	2.92	287
March 30, 2020	Canopy Growth Shares(1)	8.18	811
March 30, 2020	Canopy Growth Shares(1)	11.71	10,000
March 30, 2020	Restricted Stock Units(2)	20.53	14,612
March 30, 2020	Options(2)	20.46	271,300
April 2, 2020	Canopy Growth Shares(1)	2.68	2,400
April 2, 2020	Canopy Growth Shares(1)	8.18	50
April 2, 2020	Canopy Growth Shares(1)	11.71	5,000
April 3, 2020	Canopy Growth Shares(1)	1.32	31,584

Date of Issuance	Security	Price per Security (C$)	Number of Securities

April 7, 2020	Canopy Growth Shares(1)	11.71	1,000
April 9, 2020	Canopy Growth Shares(1)	20.66	1,611
April 15, 2020	Canopy Growth Shares(5)	31.41	27,965
April 16, 2020	Canopy Growth Shares(1)	2.92	1,200
April 16, 2020	Canopy Growth Shares(1)	8.18	6,200
April 17, 2020	Canopy Growth Shares(11)	15.47	723,957
April 21, 2020	Canopy Growth Shares(1)	2.95	1,666
April 22, 2020	Canopy Growth Shares(1)	8.18	2,000
April 22, 2020	Canopy Growth Shares(1)	11.71	1,667
April 23, 2020	Canopy Growth Shares(1)	3.96	850
April 28, 2020	Canopy Growth Shares(1)	8.18	50
April 29, 2020	Canopy Growth Shares(1)	8.18	1,500
April 29, 2020	Canopy Growth Shares(1)	11.71	667
April 30, 2020	Options(2)	22.20	155,800
May 1, 2020	Canopy Growth Shares(1)	8.18	6,240
May 1, 2020	Canopy Growth Shares(1)	11.71	420
May 1, 2020	Canopy Growth Shares(1)	18.46	200
May 1, 2020	Canopy Growth Shares(12)	12.98	18,876,901
May 4, 2020	Canopy Growth Shares(1)	8.18	1,667
May 5, 2020	Canopy Growth Shares(1)	2.68	10,000
May 5, 2020	Canopy Growth Shares(1)	8.18	3,333
May 5, 2020	Canopy Growth Shares(1)	18.46	1,666
May 6, 2020	Canopy Growth Shares(1)	1.80	7,000
May 6, 2020	Canopy Growth Shares(1)	18.46	4,100
May 7, 2020	Canopy Growth Shares(1)	2.92	4,000
May 7, 2020	Canopy Growth Shares(1)	9.24	11,370
May 8, 2020	Canopy Growth Shares(1)	3.71	6,333
May 8, 2020	Canopy Growth Shares(1)	8.18	3,333
May 11, 2020	Canopy Growth Shares(1)	2.92	5,000
May 13, 2020	Canopy Growth Shares(1)	2.92	4,000
May 14, 2020	Canopy Growth Shares(1)	2.92	5,000
May 14, 2020	Canopy Growth Shares(1)	8.18	1,666
May 20, 2020	Canopy Growth Shares(1)	3.71	30,000
May 20, 2020	Canopy Growth Shares(1)	3.96	92
May 20, 2020	Canopy Growth Shares(1)	8.18	6,667
May 20, 2020	Canopy Growth Shares(1)	18.46	1,667
May 21, 2020	Canopy Growth Shares(1)	2.92	500
May 21, 2020	Canopy Growth Shares(1)	2.95	100
May 21, 2020	Canopy Growth Shares(1)	3.71	50
May 21, 2020	Canopy Growth Shares(1)	8.18	2,266
May 22, 2020	Canopy Growth Shares(1)	8.91	750
May 22, 2020	Canopy Growth Shares(1)	18.46	8,000

Date of Issuance	Security	Price per Security (C$)	Number of Securities

May 25, 2020	Canopy Growth Shares(1)	8.18	500
May 25, 2020	Canopy Growth Shares(1)	10.27	5,000
May 25, 2020	Canopy Growth Shares(1)	11.40	6,667
May 26, 2020	Canopy Growth Shares(1)	2.92	400
May 26, 2020	Canopy Growth Shares(1)	8.18	600
May 27, 2020	Canopy Growth Shares(1)	2.66	3,000
May 27, 2020	Canopy Growth Shares(1)	2.92	500
May 27, 2020	Canopy Growth Shares(1)	4.66	2,465
May 27, 2020	Canopy Growth Shares(1)	8.18	6,334
May 27, 2020	Canopy Growth Shares(1)	8.91	1,151
May 27, 2020	Canopy Growth Shares(1)	18.46	1,500
May 27, 2020	Canopy Growth Shares(1)	27.99	5,000
May 28, 2020	Canopy Growth Shares(1)	2.66	1,667
May 28, 2020	Canopy Growth Shares(1)	3.71	6,667
May 28, 2020	Canopy Growth Shares(1)	8.18	3,333
May 29, 2020	Canopy Growth Shares(1)	2.92	6,000
May 29, 2020	Canopy Growth Shares(1)	3.71	11,768
May 29, 2020	Canopy Growth Shares(1)	8.18	3,334
June 1, 2020	Canopy Growth Shares(1)	2.68	50,000
June 1, 2020	Canopy Growth Shares(1)	2.92	14,660
June 1, 2020	Canopy Growth Shares(1)	3.71	10,001
June 1, 2020	Canopy Growth Shares(1)	4.66	1,561
June 1, 2020	Canopy Growth Shares(1)	8.18	102,891
June 1, 2020	Canopy Growth Shares(1)	9.88	50,000
June 1, 2020	Canopy Growth Shares(1)	18.46	6,667
June 1, 2020	Canopy Growth Shares(1)	27.99	4,383
June 2, 2020	Canopy Growth Shares(1)	3.96	745
June 2, 2020	Canopy Growth Shares(1)	8.91	401
June 4, 2020	Canopy Growth Shares(1)	10.27	16,667
June 4, 2020	Canopy Growth Shares(1)	11.71	1,500
June 4, 2020	Canopy Growth Shares(1)	18.46	2,583
June 5, 2020	Canopy Growth Shares(1)	3.71	30
June 5, 2020	Canopy Growth Shares(1)	11.71	1,667
June 5, 2020	Canopy Growth Shares(8)	34.34	412,417
June 11, 2020	Canopy Growth Shares(1)	8.18	9,166
June 11, 2020	Canopy Growth Shares(1)	11.71	200
June 12, 2020	Canopy Growth Shares(1)	8.18	220
June 16, 2020	Canopy Growth Shares(1)	2.96	5,000
June 16, 2020	Canopy Growth Shares(1)	3.71	2,000
June 17, 2020	Canopy Growth Shares(1)	2.96	25,000
June 17, 2020	Canopy Growth Shares(1)	3.71	1,667
June 17, 2020	Canopy Growth Shares(1)	3.85	75,000

Date of Issuance	Security	Price per Security (C$)	Number of Securities

June 17, 2020	Canopy Growth Shares(1)	8.18	10,834
June 18, 2020	Canopy Growth Shares(1)	3.71	9,721
June 18, 2020	Canopy Growth Shares(1)	8.18	2,667
June 23, 2020	Canopy Growth Shares(1)	11.96	8,215
June 24, 2020	Canopy Growth Shares(1)	8.18	150
June 25, 2020	Canopy Growth Shares(1)	3.85	25,000
June 25, 2020	Canopy Growth Shares(1)	8.18	10,075
June 25, 2020	Canopy Growth Shares(1)	18.46	3,200
June 29, 2020	Canopy Growth Shares(1)	3.71	9,000
June 29, 2020	Canopy Growth Shares(1)	18.46	1,000
June 29, 2020	Canopy Growth Shares(1)	20.53	3,654
June 29, 2020	Canopy Growth Shares(1)	21.34	2,636
June 29, 2020	Canopy Growth Shares(1)	31.14	50,322
June 30, 2020	Canopy Growth Shares(1)	8.18	850
July 2, 2020	Canopy Growth Shares(1)	8.18	85,916
July 2, 2020	Canopy Growth Shares(1)	10.27	37,500
July 2, 2020	Canopy Growth Shares(1)	11.71	5,000
July 3, 2020	Canopy Growth Shares(1)	8.18	6,666
July 6, 2020	Canopy Growth Shares(1)	8.18	2,600
July 7, 2020	Canopy Growth Shares(1)	8.18	6,501
July 8, 2020	Canopy Growth Shares(1)	3.96	700
July 8, 2020	Canopy Growth Shares(1)	8.18	7,808
July 9, 2020	Canopy Growth Shares(1)	2.66	3,500
July 9, 2020	Canopy Growth Shares(1)	8.91	500
July 10, 2020	Canopy Growth Shares(1)	8.18	2,833
July 14, 2020	Canopy Growth Shares(1)	2.95	5,000
July 14, 2020	Canopy Growth Shares(1)	8.18	14,668
July 14, 2020	Canopy Growth Shares(1)	10.27	4,000
July 14, 2020	Canopy Growth Shares(1)	11.71	5,000
July 15, 2020	Canopy Growth Shares(1)	8.18	8,279
July 15, 2020	Canopy Growth Shares(1)	8.91	901
July 15, 2020	Canopy Growth Shares(1)	10.27	800

Notes:
(1)	Issued upon the exercise of options or vesting of restricted stock units granted under either the Canopy Growth Equity Incentive Plan or the prior stock option plan, including the exercise of options held by former officers, directors, employees or consultants of 1955625 Ontario Inc. (formerly Bedrocan Canada Inc.), Spectrum Health Corp. (formerly Mettrum Health Corp.) and Hiku Brands Company Ltd., which were adjusted in accordance with the respective plans of arrangement with respect to such securities.
(2)	Issued pursuant to the Canopy Growth Equity Incentive Plan.
(3)	Issued upon the exercise of certain warrants that were previously issued by Hiku Brands Company Ltd.
(4)	Issued to JJ 206, LLC in connection with the achievement of certain milestones pursuant to an asset purchase agreement.
(5)	Issued to the former shareholders of Daddy Cann Lesotho PTY Ltd. in connection with the achievement of certain milestones pursuant to a share purchase agreement.
(6)	Issued in connection with the formation of More Life Growth Company ULC.
(7)	Issued to the former shareholders of Annabis Medical, s.r.o. in connection with the achievement of certain milestones pursuant to a share purchase agreement.
(8)	Issued to the former shareholders of ebbu, Inc.in connection with the achievement of certain milestones pursuant to an asset purchase agreement.
(9)	Issued to the former shareholders of 2344823 Ontario Inc. in connection with the achievement of certain milestones pursuant to a share purchase agreement.
(10)	Issued to the former shareholders of Apollo Applied Research Inc. and Apollo CRO Inc. in connection with the achievement of certain milestones pursuant to a share purchase agreement.
(11)	Issued to the former shareholder of Canindica Capital Ltd. in connection with the achievement or deemed achievement of certain milestones pursuant to a share purchase agreement.
(12)	Issued to GCILP upon the exercise of certain warrants.

Risk Factors

There are a number of risk factors that could cause future results to differ materially from those described herein, including without limitation, the risk factors described under the heading “Risk Factors” in Part I, Item 1A in the Canopy Growth Annual Report, which is available on EDGAR at www.sec.gov/edgar and under Canopy Growth’s profile on SEDAR at www.sedar.com. Such risk factors include, without limitation, the risk that the COVID-19 pandemic may disrupt Canopy Growth’s operations and those of its suppliers and distribution channels and negatively impact the use of Canopy Growth’s products; consumer demand for cannabis and U.S. hemp products; that cost savings and any other synergies from the investments made by the CBI Group may not be fully realized or may take longer to realize than expected; future levels of revenues; Canopy Growth’s ability to manage disruptions in credit markets or changes to its credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; business strategies, growth opportunities and expected investment; the adequacy of Canopy Growth’s capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute its business plan (either within the expected timeframe or at all); the potential effects of judicial or other proceedings on Canopy Growth’s business, financial condition, results of operations and cash flows; volatility in and/or degradation of general economic, market, industry or business conditions; compliance with applicable environmental, economic, health and safety, energy and other policies and regulations and in particular health concerns with respect to vaping and the use of cannabis and U.S. hemp products in vaping devices; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or Persons threatening litigation; and changes in regulatory requirements in relation to Canopy Growth’s business and products. These risks and uncertainties and those described in the Canopy Growth Annual Report are not the only ones Canopy Growth faces. Additional risks and uncertainties, including those that Canopy Growth does not currently know about or that it currently deems immaterial, may also adversely affect Canopy Growth’s business. If any of the following risks actually occur, Canopy Growth’s business may be harmed, and its financial condition and results of operations may suffer significantly.

APPENDIX “H”-
INFORMATION CONCERNING CANOPY GROWTH
FOLLOWING THE COMPLETION OF THE ARRANGEMENT

The following section of this Circular contains forward-looking information. Readers are cautioned that actual results may vary. See “Cautionary Statement Regarding Forward-Looking Information” and “Appendix G – Information Concerning Canopy Growth – Cautionary Note Regarding Forward-Looking Statement”.

Overview

Assuming that Canopy Growth exercises the Canopy Call Option and the Floating Call Option and acquires all of the outstanding Shares (the “Completion of the Arrangement”), Canopy Growth will own all of the outstanding shares of Mergeco, the entity resulting from the amalgamation of Canopy Growth Subco and Acreage pursuant to the Amended Arrangement.

Following the Completion of the Arrangement, the business and operations of Mergeco will be managed and operated as a Subsidiary of Canopy Growth. Canopy Growth expects that the business and operations of Canopy Growth and Mergeco will be consolidated and the head and registered office of Canopy Growth will be located at Canopy Growth’s current offices, located at 1 Hershey Drive, Smiths Falls, Ontario K7A 0A8.

Directors and Executive Officers of Canopy Growth Following the Completion of the Arrangement

The directors and officers of Canopy Growth following the Completion of the Arrangement are expected to remain the directors and officers of Canopy Growth. All of the directors and officers of Acreage and its Subsidiaries will tender their resignation on the Acquisition Date. However, certain members of Acreage’s management may be retained pursuant to employment agreements or new employment agreements to be entered into at or prior to the Acquisition Date.

Description of Share Capital

The authorized share capital of Canopy Growth following the Completion of the Arrangement will continue to be as described in Appendix “G” – Information Concerning Canopy Growth and the rights and restrictions of the Canopy Growth Shares will remain unchanged. The issued share capital of Canopy Growth will change as a result of the consummation of the Acquisition, to reflect the issuance of the Canopy Growth Shares contemplated in connection the Acquisition.

Following the Completion of the Arrangement, assuming the conversion of all outstanding securities of Acreage, existing Acreage Holders would own approximately [♦]% of the outstanding Canopy Growth Shares and existing Canopy Growth Shareholders would own approximately [♦]% of the outstanding Canopy Growth Shares, based on the number of securities of Acreage and Canopy Growth issued and outstanding as of the Announcement Date. If Acreage issues the maximum number of Securities and/or High Street Units permitted to be issued in accordance with the Amending Agreement, as of the date of this Circular, assuming the conversion of all outstanding securities of Acreage, following the Completion of the Arrangement, existing Acreage Holders would own approximately [♦]% of the outstanding Canopy Growth Shares and existing Canopy Growth Shareholders would own approximately [♦]% of the outstanding Canopy Growth Shares, based on the number of securities of Acreage and Canopy Growth issued and outstanding as of the Announcement Date.

Following the Completion of the Arrangement, based on the number of Canopy Growth Shares issued outstanding on the date of this Circular, assuming that Acreage issues the maximum number of Securities and/or High Street Units permitted to be issued in accordance with the Amending Agreement, and assuming the conversion of all outstanding securities of Acreage, it is expected that the total number of Canopy Growth Shares issued and outstanding will be [♦] on a non-diluted basis.

In connection with the issuance of the Canopy Growth Shares, the CBI Group will have the right (the “Top-Up Right”) to acquire up to [♦] Canopy Growth Shares (the “Top-Up Shares”) pursuant to its top-up right under the Investor Rights Agreement. Based on the number of Canopy Growth Shares issued outstanding on the date of this Circular, assuming that Acreage issues the maximum number of Securities and/or High Street Units permitted to be issued in accordance with the Amending Agreement, and assuming the conversion of all outstanding securities of Acreage, following the issuance of the Top-Up Shares, it is expected that the total number of Canopy Growth Shares issued and outstanding will be [♦] on a non-diluted basis. Based on the foregoing, assuming the exercise of the Top-Up Right, the CBI Group will continue to own [♦]% of the issued and outstanding Canopy Growth Shares on a partially diluted basis.

Selected Unaudited Pro Forma Consolidated Financial Information

The following selected unaudited pro forma condensed consolidated financial information of Canopy Growth following the Completion of the Arrangement has been derived from the unaudited pro forma condensed consolidated financial statements of Canopy Growth after giving effect to the Completion of the Arrangement, included as Appendix “I” attached to this Circular. The unaudited pro forma condensed consolidated statement of financial position as of March 31, 2020 gives pro forma effect to the Completion of the Arrangement as if it were completed as at March 31, 2020. The unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2020 gives pro forma effect to the Completion of the Arrangement as if it were completed on April 1, 2019.

The unaudited pro forma condensed consolidated financial statements of Canopy Growth following the Completion of the Arrangement have been compiled from underlying financial statements of Canopy Growth and Acreage prepared in accordance with U.S. GAAP to illustrate the effect of the Completion of the Arrangement. Adjustments have been made to prepare the unaudited pro forma condensed consolidated financial statements of Canopy Growth, which adjustments are based on certain assumptions. Both the adjustments and the assumptions made in respect thereof are described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed financial statements of Canopy Growth following the Completion of the Arrangement were prepared for illustrative purposes only in compliance with Article 11 of Regulation S-X of the SEC.

The following selected unaudited pro forma financial information and the unaudited pro forma condensed consolidated financial statements (included in Appendix “I” attached to this Circular) are presented for illustrative purposes only and are not necessarily indicative of: (i) the operating or financial results that would have occurred had the Completion of the Arrangement actually occurred at the dates contemplated by the notes to the unaudited pro forma condensed consolidated financial statements; or (ii) of the results expected in future periods. Readers should review the unaudited pro forma condensed consolidated financial information together with the (i) the audited consolidated financial statements as at and for the years ended March 31, 2020 and 2019; (ii) the audited consolidated financial statements of Acreage as at and for the year ended December 31, 2019; and (iii) the unaudited condensed interim consolidated financial statements of Acreage for the three months ended March 31, 2020. See the unaudited pro forma condensed consolidated financial statements of Canopy Growth which gives effect to the Completion of the Arrangement included as Appendix “[]” attached to this Circular.

(in thousands of Canadian dollars)	Year ended March 31, 2020 (C$000’s)
Pro Forma Statement of Operations:
Revenue	537,961
Costs of Goods Sold	488,395
Gross Margin	8,712
Operating Expenses	1,931,702

Net Income (Loss) for the period attributable to:
Canopy Growth	(814,513)
Non-Controlling Interests	(186,698)

Per Canopy Growth Share:
Pro Forma Basic Earnings (Loss)	(2.17)

(in thousands of Canadian dollars)	As at March 31, 2020 (C$000’s)
Pro Forma Statement of Financial Position:
Total Current Assets	2,610,052
Total Assets	7,903,874

Total Current Liabilities	527,731
Total Liabilities	1,722,569
Redeemable Non-Controlling Interest	69,750

Total Shareholders’ Equity	6,111,555
Non-Controlling Interests	346,399

Auditors, Transfer Agent and Registrar

The auditors of Canopy Growth following the Completion of the Arrangement will continue to be KPMG LLP and the transfer agent and registrar for the Canopy Growth Shares in Canada will continue to be Computershare at its principal office in Toronto, Ontario. The co-transfer agent and registrar for the Canopy Growth Shares in the United States will continue to be Computershare Trust Company, N.A. at its principal offices in Canton, Massachusetts.

Risk Factors

Risks currently affecting the businesses of Canopy Growth and Acreage

Upon Completion of the Arrangement, Canopy Growth will continue to face many risks that Canopy Growth currently faces with respect to its business and affairs as set out in Appendix “G” – Information Concerning Canopy Growth and in other documents incorporated by reference herein.

Upon the Completion of the Arrangement, Acreage will amalgamate with Canopy Growth Subco and continue as Mergeco, which will be a wholly-owned Subsidiary of Canopy Growth and will continue to face the same risks that Acreage currently faces with respect to its business and affairs as described under the heading “Risk Factors” in Part I, Item 1A in the Acreage Annual Report, which is available on EDGAR at www.sec.gov/edgar and under Acreage’s profile on SEDAR at www.sedar.com and in other documents incorporated by reference herein.

Integration of Acreage

The value of the Amended Arrangement will depend, in part, on Canopy Growth’s ability to realize the anticipated benefits and synergies from the potential Completion of the Arrangement and integration of Acreage into the businesses of Canopy Growth.

If Canopy Growth acquires all of the Shares, Canopy Growth may not be able to successfully integrate and combine the operations, personnel and technology infrastructure of Acreage with its operations. If integration is not managed successfully, Canopy Growth may experience interruptions in its business activities, deterioration in its employee and customer relationships, increased costs of integration and harm to its reputation, all of which could have a material adverse effect on the business, financial condition and results of operations of Canopy Growth. Canopy Growth may experience difficulties in combining corporate cultures, maintaining employee morale and retaining key employees. The integration of Acreage may also impose substantial demands on management. There is no assurance that Acreage will be successfully integrated in a timely manner. The challenges involved in the integration of Acreage may include, among other things, the following:

•	the necessity of coordinating both geographically disparate and geographically overlapping organizations;

•	retaining key personnel, including addressing the uncertainties of key employees regarding their future;

•	integrating Acreage into Canopy Growth’s accounting system and adjusting Canopy Growth’s internal control environment to cover the operations of Acreage;

•	integration of information technology systems and resources;

•	performance shortfalls relative to expectations at one or both of the businesses as a result of the diversion of management’s attention to the integration of Acreage; and

•	unplanned costs required to integrate Acreage with Canopy Growth’s existing business.

The Completion of the Arrangement may pose special risks, including one-time write-offs, restructuring charges and unanticipated costs. There can be no guarantee that Canopy Growth will be aware of any and all liabilities of Acreage prior to the Completion of the Arrangement. As a result of these factors, it is possible that certain expected benefits may not be realized. Any inability of management to successfully integrate the operations could have a material adverse effect on the business, financial condition and results of operations of Canopy Growth.

Failure to Execute the Business Strategy

Following the Completion of the Arrangement, the management team of Canopy Growth will be tasked with implementing a business plan that would focus on capturing market share in the global cannabis market, including the United States. There can be no assurance that the Canopy Growth management team will be successful in implementing the business strategy. The Canopy Growth management team may experience difficulties in effecting key strategic goals. The performance of Canopy Growth’s operations after the Completion of the Arrangement could be adversely affected if the management team cannot implement the stated business strategy effectively and certain expected benefits may not be realized.

Unaudited Pro Forma Consolidated Financial Information

The unaudited pro forma condensed consolidated financial information included in this Circular is presented for illustrative purposes only to show the effect of the Completion of the Arrangement, and should not be considered to be an indication of the financial condition or results of operations of Canopy Growth’s financial condition or results of operations following Completion of the Arrangement. For example, the pro forma condensed consolidated financial information has been prepared using the consolidated historical financial statements of Canopy Growth and of Acreage and does not represent a financial forecast or projection. In addition, certain adjustments and assumptions have been made regarding Canopy Growth after giving effect to the Completion of the Arrangement. The information upon which these adjustments and assumptions have been made is preliminary, and these types of adjustments and assumptions are difficult to make with complete accuracy and other factors may affect Canopy Growth’s results of operations or financial condition following the Completion of the Arrangement.

In preparing the pro forma condensed consolidated financial information contained in this Circular, Canopy Growth and Acreage have given effect to, among other items, the Completion of the Arrangement and the issuance of the Canopy Growth Shares. However, the pro forma financial information does not reflect all costs that are expected to be incurred by Canopy Growth in connection with the Completion of the Arrangement. For example, the impact of any incremental costs incurred in integrating Canopy Growth and Acreage is not reflected in the pro forma condensed consolidated financial information. See also the notes to the unaudited pro forma condensed consolidated financial information of Canopy Growth and Acreage included as Appendix “I” attached to this Circular.

Accordingly, the historical and pro forma condensed consolidated financial information included in this Circular does not necessarily represent Canopy Growth’s results of operations and financial condition had Canopy Growth and Acreage operated as a combined entity during the periods presented, or of Canopy Growth’s results of operations and financial condition following the Completion of the Arrangement.

The actual financial condition and results of operations of Canopy Growth following the Completion of the Arrangement may not be consistent with, or evident from, the pro forma financial information. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect Canopy Growth’s financial condition or results of operations following the Completion of the Arrangement. Any potential decline in Canopy Growth’s financial condition or results of operations may cause a significant decrease in the price of the Canopy Growth Shares.

Issuance and future sale of Canopy Growth Shares

Following the Completion of the Arrangement, Canopy Growth may issue equity securities to finance its activities, including in order to finance acquisitions. If Canopy Growth were to issue additional equity securities, the ownership interest of Canopy Growth Shareholders may be diluted and some or all of Canopy Growth’s financial measures on a per share basis could be reduced. Moreover, as Canopy Growth’s intention to issue additional equity securities becomes publicly known, Canopy Growth’s share price may be materially adversely affected.

Failure to Comply with Applicable Laws

Canopy Growth and Acreage are each subject to the provisions of the US Foreign Corrupt Practices Act and the Corruption of Foreign Public Officials Act (Canada). The foregoing Laws prohibit companies and their intermediaries from making improper payments to officials for the purpose of obtaining or retaining business. In addition, such Laws require the maintenance of records relating to transactions and an adequate system of internal controls over accounting. There can be no assurance that either Party’s internal control policies and procedures, compliance mechanisms or monitoring programs will protect it from recklessness, fraudulent behavior, dishonesty or other inappropriate acts or adequately prevent or detect possible violations under applicable anti-bribery and anti-corruption legislation. A failure by Canopy Growth or Acreage to comply with anti-bribery and anti-corruption legislation could result in severe criminal or civil sanctions, and may subject Canopy Growth or Acreage to other liabilities, including fines, prosecution, potential debarment from public procurement and reputational damage, all of which could have a material adverse effect on the business, consolidated results of operations and consolidated financial condition of Canopy Growth following the Completion of the Arrangement. Investigations by Governmental Entities could have a material adverse effect on the business, consolidated results of operations and consolidated financial condition of Canopy Growth following the Completion of the Arrangement.

Canopy Growth and Acreage are also subject to a wide variety of Laws relating to the cannabis, environment, health and safety, taxes, employment, labor standards, money laundering, terrorist financing and other matters in the jurisdictions in which each operates. A failure by either of Canopy Growth or Acreage to comply with any such legislation prior to Completion of the Arrangement could result in severe criminal or civil sanctions, and may subject Canopy Growth or Acreage to other liabilities, including fines, prosecution and reputational damage, all of which could have a material adverse effect on the business, consolidated results of operations and consolidated financial condition of Canopy Growth following the Completion of the Arrangement. The compliance mechanisms and monitoring programs adopted and implemented by either of Canopy Growth or Acreage prior to Completion of the Arrangement may not adequately prevent or detect possible violations of such applicable Laws. Investigations by Governmental Entities could also have a material adverse effect on the business, consolidated results of operations and consolidated financial condition of Canopy Growth following the Completion of the Arrangement.

Political Risks

Canopy Growth’s global operations will continue to develop into jurisdictions where the sale of cannabis or hemp for medical and/or adult-use purposes are permitted. Any material adverse changes in government policies or legislation of any country that Canopy Growth has economic interests in may affect the viability and profitability of Canopy Growth following the Completion of the Arrangement.

APPENDIX “I”
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF CANOPY GROWTH FOLLOWING COMPLETION OF THE ACQUISITION

I-1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

All amounts expressed in CDN $000’s unless share or per share amounts or otherwise noted

On June 24, 2020, Canopy Growth Corporation (“Canopy”) and Acreage Holdings, Inc. (“Acreage”) entered into a proposal agreement (the “Proposal Agreement”) in connection with a proposal to amend the terms of the arrangement agreement dated April 18, 2019 as amended on May 15, 2019 (the “Arrangement Agreement”). Pursuant to the Arrangement Agreement, subject to the satisfaction or waiver of certain conditions, Canopy agreed to acquire all of the issued and outstanding securities of Acreage, contingent upon the occurrence or waiver (at the discretion of Canopy) of changes in U.S. federal law to permit the general cultivation, distribution, and possession of marijuana or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”).

Pursuant to the Arrangement Agreement, Acreage shareholders and holders of certain securities convertible into Acreage shares as of June 26, 2019, received an immediate aggregate total payment of US$300 million ($395,190) in exchange for granting Canopy both the right and the obligation (the “Acreage financial instrument”), subject to the satisfaction or waiver of certain conditions, to acquire all of the issued and outstanding securities of Acreage, upon the occurrence or waiver of the Triggering Event.

The Proposal Agreement sets out, among other things, the terms and conditions upon which the parties are proposing to amend the Arrangement Agreement (the “Amending Agreement”), amend and restate the plan of arrangement (the “Amended Plan of Arrangement”) and implement the Amended Plan of Arrangement (the “Amended Arrangement”). The effectiveness of the Amending Agreement and the implementation of the Amended Plan of Arrangement is subject to the conditions set out in the Proposal Agreement, including, among others, approval by: (i) the Supreme Court of British Columbia at a hearing upon the procedural and substantive fairness of the terms and conditions of the Amended Arrangement (the “Court Approval”); and (ii) the shareholders of Acreage as required by applicable corporate and securities laws (the “Shareholder Approval”).

Upon receipt of Shareholder Approval, Court Approval and the satisfaction of all other conditions set out in the Proposal Agreement, Canopy and Acreage will enter into the Amending Agreement and Canopy will pay Acreage shareholders and certain convertible security holders an aggregate of US$37,500 ($50,966).

Additionally, the Amended Plan of Arrangement will create two new classes of shares in the capital of Acreage with each existing Acreage subordinate voting share (an “Existing Share”) being exchanged for 0.7 of a Fixed Share (as defined below) and 0.3 of a Floating Share (as defined below), with proportionate adjustments for the existing proportionate voting shares and existing multiple voting shares of Acreage (collectively, the “Capital Reorganization”).

•	the new Class E subordinate voting shares (the “Fixed Shares”) will have the same attributes as the Existing Shares and will continue to be listed on the Canadian Stock Exchange (“CSE”). The Fixed Shares will be subject to the terms of the existing call right in favor of Canopy at an amended exchange ratio equal to 0.3048 of a common share of Canopy (each whole common share, a “Canopy Share”) to be received for each Fixed Share held, subject to adjustment in accordance with the terms of the Amended Plan of Arrangement (the “Exchange Ratio”).

•	the new Class F subordinate voting shares (the “Floating Shares”), which Acreage will apply to have listed on the CSE, will be subject to the terms of a new call right in favor of Canopy, exercisable for 30 days following the occurrence or waiver (at the discretion of Canopy) of the Triggering Event at a price equal to the 30-day volume weighted average trading price of the Floating Shares on the CSE, subject to a minimum call price of US$6.41 per Floating Share, relative to the 30-day volume weighted average trading price of the Canopy Shares (the “Floating Ratio”) payable in either cash or Canopy Shares at Canopy’s option.

Following the occurrence or waiver (at the discretion of Canopy) of the Triggering Event and subject to the satisfaction or waiver of the conditions set out in the Arrangement Agreement (as modified by the Amending Agreement), Canopy will acquire all of the issued and outstanding Fixed Shares. At the time of the occurrence or waiver (at the discretion of Canopy) of the Triggering Event, Canopy will also have the right, but not the obligation, to acquire all of the issued and outstanding Floating Shares. If the occurrence or waiver of the Triggering Event does not occur within 10 years from the date the Amended Arrangement is implemented, Canopy’s rights to acquire both the Fixed Shares and Floating Shares will terminate.

Pursuant to the Capital Reorganization, on the terms and subject to the conditions of the Amended Plan of Arrangement, each outstanding Acreage option, restricted share unit, compensation option and warrant to acquire Existing Shares that is outstanding immediately prior to the Capital Reorganization, will be exchanged for a replacement option, restricted stock unit, compensation option or warrant, as applicable, to acquire 0.7 Fixed Shares (a “Fixed Share Replacement Security”) and a replacement option, restricted stock unit, compensation option or warrant, as applicable, to acquire 0.3 Floating Shares (a “Floating Share Replacement Security”) in order to account for the Capital Reorganization.

At the time of the acquisition of the Fixed Shares (the “Acquisition Date”), on the terms and subject to the conditions of the Amended Plan of Arrangement, each Fixed Share Replacement Security will be exchanged for a replacement option, restricted stock unit, compensation option or warrant, as applicable, to acquire from Canopy such number of Canopy Shares as is equal to: (i) the number of Fixed Shares that were previously issuable upon exercise of such Fixed Share Replacement Security, multiplied by (ii) the Exchange Ratio.

In the event that Canopy exercises its right to acquire the Floating Shares, on the terms and subject to the conditions of the Amended Plan of Arrangement, each Floating Share Replacement Security will be exchanged for a replacement option, restricted stock unit, compensation option or warrant, as applicable, to acquire from Canopy such number of Canopy Shares as is equal to: (i) the number of Floating Shares that were previously issuable upon exercise of such Floating Share Replacement Security, multiplied by (ii) the Floating Ratio.

All of Acreage’s currently outstanding non-controlling interest exchangeable units are exchangeable for either Existing Shares or cash, as determined by Acreage. For purposes of the pro forma financial information, it has been assumed that all of the outstanding non-controlling interest units and profit interests have been converted into Existing Shares and subsequently exchanged for Canopy Shares as part of the Amended Arrangement; as such, the non-controlling interests relating to units are eliminated as a result of the transaction. Certain of the non-controlling interests are not eliminated as some subsidiaries of Acreage are not 100%-owned.

In connection with the Amended Arrangement, a subsidiary of Canopy agreed to loan a wholly owned subsidiary of Acreage (“Acreage Hempco”), up to US$100 million pursuant to a secured debenture (the “Debenture”). Canopy will loan Acreage Hempco an initial US$50 million on the date the Amended Arrangement is implemented. The advance of the remaining US$50 million will be subject to the satisfaction of certain conditions by Acreage Hempco. The Debenture will bear interest at a rate of 6.1% per annum. The Debenture will mature 10 years from the date that the Amended Arrangement is implemented or such earlier date in accordance with the terms of the Debenture and all interest payments made pursuant to the Debenture are payable in cash by Acreage Hempco. As Acreage Hempco will be consolidated by Canopy, the loan eliminates on consolidation.

For the purposes of the pro forma statements of operations, no adjustments have been made for income taxes as the impact is not material.

CANOPY GROWTH CORPORATION

PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2020

UNAUDITED

(Expressed in CDN $000's)

	Canopy	Acreage		Pro Forma	Pro Forma
	Growth	Holdings	Notes	Adjustments	Consolidated
		Note 5a
Assets
Current assets
Cash and cash equivalents	1,303,176	19,782	[2a]	(50,966)	1,271,992
Restricted cash	-	31,346		-	31,346
Short-term investments	673,323	-		-	673,323
Restricted short-term investments	21,539	-		-	21,539
Amounts receivable, net	90,155	3,012		-	93,167
Inventory	391,086	29,874		-	420,960
Prepaid expenses and other assets	85,094	12,631		-	97,725
	2,564,373	96,645		(50,966)	2,610,052

Equity method investments	65,843	-		-	65,843
Other financial assets	249,253	151,003		-	400,256
Property, plant and equipment	1,524,803	244,164		-	1,768,967
Intangible assets	476,366	220,594		-	696,960
Goodwill	1,954,471	40,954	[2c]	(40,954)	2,335,318
			[2c]	380,847
Other assets	22,636	3,842		-	26,478

	6,857,745	757,202		288,927	7,903,874

Liabilities
Current liabilities
Accounts payable	123,393	44,891	[3a]	11,000	179,284
Other accrued expenses and liabilities	64,994	15,730		-	80,724
Current portion of long-term debt	16,393	31,941		-	48,334
Other liabilities	215,809	3,580		-	219,389
	420,589	96,142		11,000	527,731

Long-term debt	449,022	67,341		-	516,363
Deferred income tax liabilities	47,113	45,828		-	92,941
Liability arising from Acreage Arrangement	250,000	-	[3b]	(250,000)	-
Warrant derivative liability	322,491	-		-	322,491
Other liabilities	190,660	72,383		-	263,043

	1,679,875	281,694		(239,000)	1,722,569
Redeemable non-controlling interest	69,750	-		-	69,750
Shareholders' Equity
Common shares	6,373,544	-	[2a]	639,794	7,013,338
Additional paid-in capital	2,615,155	952,995	[2b]	(952,995)	2,615,155
Treasury stock	-	(29,869)	[2b]	29,869	-
Accumulated other comprehensive income	220,899	-		-	220,899
Deficit	(4,323,236)	(511,542)	[2b]	511,542	(4,084,236)
			[3b]	250,000
			[3a]	(11,000)
Equity attributable to Canopy Growth Corporation	4,886,362	411,584		467,209	5,765,156

Non-controlling interests	221,758	63,924	[2c]	60,717	346,399

Total Equity	5,108,120	475,508		527,927	6,111,555

	6,857,745	757,202		288,927	7,903,874

CANOPY GROWTH CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2020

UNAUDITED

(Expressed in CDN $000's except share amounts)

	Canopy	Acreage		Pro Forma	Pro Forma
	Growth	Holdings	Notes	Adjustments	Consolidated
		Note 5b
Revenue	439,626	98,335		-	537,961
Excise taxes	40,854	-
Net Revenue	398,772	98,335			497,107
Cost of goods sold	430,456	57,939		-	488,395
Gross Margin	(31,684)	40,396		-	8,712

Selling, general and adminstrative expenses	693,737	147,136		-	840,873
Shared-based compensation	320,276	129,423		-	449,699
Asset impairment and restructuring costs	623,266	17,864		-	641,130
Operating expenses	1,637,279	294,423		-	1,931,702
Operating loss	(1,668,963)	(254,027)		-	(1,922,990)
Loss from equity method investments	(64,420)	(637)		-	(65,057)
Other income (expense), net	224,329	2,323	[3b]	645,190	871,842
Income (loss) before income taxes	(1,509,054)	(252,341)		645,190	(1,116,205)

Income tax recovery (expense)	121,614	(6,620)		-	114,994
Net income (loss)	(1,387,440)	(258,961)		645,190	(1,001,211)

Net loss income attributable to noncontrolling interests	(66,114)	(59,570)	[3c]	(59,818)	(186,698)
			[3d]	(1,196)
Net loss attributable to Canopy Growth Corporation	(1,321,326)	(199,392)		705,008	(814,513)
			[3d]	1,196
Earnings per share, basic and diluted
Net loss per share:	(3.80)				(2.17)
Weighted average number of outstanding common shares:	348,038,163		[4]	27,992,832	376,030,995

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(Amounts in Canadian thousands of dollars unless noted otherwise, except for per share amounts)

1. BASIS OF PRESENTATION

The unaudited pro forma condensed combined balance sheet as of March 31, 2020 and the unaudited pro forma condensed combined statement of operations for the year ended March 31, 2020 of Canopy were prepared for illustrative purposes only in compliance with Article 11 of Regulation S-X of the United States Securities and Exchange Commission.

The financial year-ends of Canopy and Acreage Holdings, Inc. (“Acreage”) are non-coterminous. Given that the financial year-end of Acreage differs from Canopy by less than 93 days, adjustments for the difference in period and year-ends is not required in these unaudited pro forma consolidated financial statements.

The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statement of operations of Canopy have been developed from and should be read in conjunction with:

•	the historical audited consolidated financial statements of Canopy for the year ended March 31, 2020, included in Canopy’s Annual Report on Form 10-K, filed with the SEC on June 1, 2020;

•	the historical audited consolidated financial statements of Acreage for the year ended December 31, 2019, included in Acreage’s Annual Report on Form 10-K, filed with the SEC on May 29, 2020; and

•	the historical unaudited condensed interim consolidated financial statements of Acreage for the three month period ended March 31, 2020, included in Acreage’s Quarterly Report on Form 10-Q, filed with the SEC on June 29, 2020.

The unaudited pro forma condensed combined financial information have been compiled using accounting policies consistent with those adopted by Canopy in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as described in the consolidated financial statements of Canopy for the year ended March 31, 2020, but do not include all of the disclosures required by U.S. GAAP, and should be read in conjunction with Canopy’s financial statements listed above.

The unaudited pro forma condensed combined financial information gives effect to the acquisition of the Fixed Shares as if the Acquisition Date had occurred as of March 31, 2020 for the purposes of the unaudited pro forma condensed combined balance sheet and for the purposes of the unaudited pro forma condensed combined statement of operations for the year ended March 31, 2020, as if the Acquisition Date had occurred on April 1, 2019.

The unaudited pro forma condensed combined financial information are not necessarily indicative of the results of operations that would have occurred had the Acquisition Date occurred on the date indicated, nor are the unaudited pro forma condensed combined financial information indicative of the results of operation of future periods. Actual amounts recorded upon acquisition of the Fixed Shares will differ from such unaudited pro forma condensed combined financial information. Since the pro forma condensed combined financial information have been developed to retroactively show the effect of the transaction that is expected to occur or did occur at a later date (even though this was accomplished by following generally accepted practice and using reasonable assumptions), there are limitations inherent in the very nature of such pro forma data.

Purchase Consideration

In arriving at the preliminary purchase consideration, the stock price assumed for the total preliminary purchase price was based on the closing price of Canopy’s common shares on June 24, 2020 ($22.77 per share) and the up front cash payment of US$37,500 (approximately $50,966 translated at a rate of $1.3591 on the same date). In all cases in which Canopy’s closing share price is utilized in determining the preliminary purchase consideration, June 24, 2020 is utilized as this is the most recent date practicable in the preparation of the pro forma financial statements.

2. PRO FORMA CONDENSED COMBINED BALANCE SHEET ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma condensed combined balance sheet of Canopy as of March 31, 2020 has been adjusted to reflect the following transactions as if the Acquisition Date had occurred as of March 31, 2020:

(a)	The acquisition of the Fixed Shares is expected to be accounted for as a business combination under ASC 805 – Business Combinations.

The aggregate consideration for the acquisition of the Fixed Shares was estimated to be $690,760. The consideration was comprised of:

•	Cash upfront premium of approximately $50,966 (US$37,500 translated at the June 24, 2020 closing rate of $1.3591) to be paid following, among other things, the approval of shareholders of Acreage and the Supreme Court of British Columbia.

•	$2,397 which is comprised of $752 related to the Acreage replacement warrants and $1,645 related to the replacement Acreage stock options.

•	Approximately 27,992,832 Canopy Shares to be issued on closing with a fair value of $637,397 based on the June 24, 2020 closing share price of Canopy of $22.77; the Canopy Shares are the result of the exchange of the Fixed Shares represented by the following historical Acreage equity accounts:

Acreage subordinate voting shares	75,255,000
Acreage proportionate voting shares (as converted)	22,849,000
Acreage multiple voting shares	168,000
Acreage treasury shares	(842,000)
Acreage non-controlling interest units	24,612,000
Acreage Restricted Share Units	9,158,000
Total Acreage shares to be exchanged	131,200,000
Percentage allocated to the Fixed Shares acquired	70%
Exchange Ratio	0.3048
Total Canopy shares to be issued	27,992,832

Acreage issued convertible debt subsequent to March 31, 2020 which has not been reflected in the calculation above. Assuming the convertible debt is converted into Acreage shares, an additional 527,381 Acreage shares would be exchanged and the aggregate consideration paid by Canopy would increase by $2,562.

As the Acquisition Date is assumed to be March 31, 2020 for the purposes of the preliminary purchase price allocation used in the pro forma financial information, the issued and outstanding shares of Acreage as of March 31, 2020 have been used in these calculations. Any changes to the number of issued and outstanding Acreage shares prior to the Acquisition Date may materially change the amount of consideration to be transferred. Additionally, a hypothetical +/-10% change in Canopy’s closing share price would have an approximate +/- $63,740 impact on the fair value of the Canopy Shares issued.

(b)	The elimination of Acreage historical equity accounts.

(c)	The net assets acquired and considered paid for ownership in Acreage is preliminarily allocated as follows:

Cash and cash equivalents	$19,782
Restricted cash	31,346
Amounts receivable, net	3,012
Inventory	29,874
Prepaid expenses and other assets	12,631
Other financial assets	151,003
Property, plant and equipment	244,164
Intangible assets	220,594
Other assets	3,842
Total Assets	$716,248

Accounts payable	$44,891
Other accrued expenses and liabilities	15,730
Current portion of long-term debt	31,941
Other current liabilities	3,580
Long-term debt	67,341
Deferred income tax liabilities	45,828
Other liabilities	72,383
Total Liabilities	$281,694

Net Assets	$434,554

Consideration (see 2(a) above)	$690,760

Consideration	$690,760
Non-Controlling Interest (see 2(e) below)	$124,641
Total Fair Value of Net Assets	$815,401

Goodwill	$380,847

The pro forma fair value adjustment of Canopy’s interest is subject to change based on finalization of valuation adjustments and completion of management’s assessment of the fair values of the assets and liabilities of Acreage. Due to the timing of the announcement of the Proposal Agreement, Canopy has not yet obtained sufficient information to accurately determine the fair market value of Acreage’s net assets by category and has therefore allocated the book values of the net assets acquired as a proxy of fair value as of March 31, 2020, except for the elimination of Acreage’s historical goodwill of $40,954 (US$28,867). Goodwill represents the amount by which the fair value adjustment exceeds the book value, being a proxy of fair value of the assets acquired and liabilities assumed. The final calculation and allocation of the fair value adjustment will be based on the net assets purchased as of the Acquisition Date and other information available at that time; there may be material differences from this pro forma fair value allocation as a result of finalizing the valuation. Based on management’s preliminary estimates, goodwill may be allocated to other items such as: certain identified intangible assets, including licenses and brands.

If a portion of the goodwill is allocated to Acreage’s intangible assets a pro forma adjustment related to depreciation expense would be required. For every $10,000 allocated to intangible assets in excess of book value, pro forma depreciation expense would increase on an annual basis by approximately $2,000 - $3,333 based on Canopy’s straight-line depreciation periods of 3 – 5 years as disclosed in Canopy’s consolidated financial statements. The actual depreciation recorded will be subject to the determination of the useful lives and the allocated fair values and could materially differ from these estimates. Additionally, there may be an income tax impact, however this impact is dependent on the nature of the asset, and the assigned fair values, which are unable to be reliably estimated at this time. Due to the uncertainty of the amounts, no pro forma adjustments have been made in the pro forma financial statements for these items.

(d)	Certain of the Acreage balance sheet accounts as presented in Note 5 have been reclassified in the pro forma balance sheet to conform to Canopy’s presentation.

(e)	The non-controlling interest balance has been determined based on the number of Floating Shares multiplied by the closing share price of Acreage as of June 24, 2020.

Total Acreage shares		131,200,000
Percentage allocated to Floating Shares		30%
Total Floating Shares		39,360,000
Share price of Acreage (June 24, 2020)	US$	2.33
Non-controlling interest fair value	US$	91,709
Exchange rate at June 24, 2020		1.3591
Non-controlling interest fair value		$124,641

(f)	Canopy’s call option to purchase the remaining Floating Shares is a financial asset that would initially be measured at fair value with subsequent fair value changes will flow through the statement of operations. The call option’s initial fair value is immaterial as the exercise price is equal to the 30-day volume weighted average trading price of the Floating Shares on the CSE. As a result, the call option is essentially equal to the fair value as per the traded exchange.

3. PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND ADJUSTMENTS

The unaudited pro forma condensed combined statement of operations of Canopy for the year ended March 31, 2020 has been adjusted to reflect the following transactions as if the Acquisition Date had occurred on April 1, 2019:

(a)	Estimated transaction related costs of approximately $11,000 (relating to investment banker, legal, regulatory and accounting fees) have been recorded to the opening deficit of the pro forma condensed combined balance sheet of Canopy as at March 31, 2020 and reflected in the pro forma condensed combined statement of operations of Canopy for the year ended March 31, 2020 on the basis that these expenses are directly incremental to the transaction.

(b)	The elimination of the liability arising from the Acreage financial instrument and the fair value adjustments recognized during the period.

On initial recognition in June of 2019, the cash payment of $395,190 represented a financial asset and was recorded at its fair value of $395,190 with subsequent changes in fair value recognized in net income (loss). As of March 31, 2020, the Acreage financial instrument represented a financial liability of $250,000, as the estimated fair value of the Acreage business was less than the estimated fair value of the consideration to be provided upon required exercise of the Acreage financial instrument. For the purposes of the pro forma balance sheet, the liability arising from the Acreage financial instrument has been eliminated (with the offset to deficit as it was recorded through the statement of operations during the year ended March 31, 2020).

Additionally, for the year ended March 31, 2020, the Acreage financial instrument represented an increase to other expenses of $645,190 (due to the change in fair value from an asset of $395,190 to a liability of $250,000). For the purposes of the pro forma statement of operations, this was eliminated as the transaction was assumed to have occurred on April 1, 2019 and therefore these amounts would not have been incurred in the year.

(c)	The 30% of Acreage’s net loss of $199,392 = $59,818 which would be allocated to the Floating Shares that are assumed to remain issued and outstanding subsequent to the Acquisition Date.

(d)	In connection with the Amended Arrangement, Canopy agreed to loan Acreage Hempco, up to US$100 million pursuant to the Debenture. Canopy will loan Acreage Hempco an initial US$50 million on the date the Amended Arrangement is implemented. The advance of the remaining US$50 million will be subject to the satisfaction of certain conditions by Acreage Hempco. The Debenture will bear interest at a rate of 6.1% per annum. The Debenture will mature 10 years from the date that the Amended Arrangement is implemented or such earlier date in accordance with the terms of the Debenture and all interest payments made pursuant to the Debenture are payable in cash by Acreage Hempco. As Acreage Hempco will be consolidated by Canopy, the loan eliminates on consolidation. However, as Canopy will only own 70% of Acreage, an adjustment is required to the amount of the non-controlling interest (US$50,000 x 6.1% x 30%).

4. PRO FORMA NET LOSS PER SHARE

The pro forma net loss per share for the year ended March 31, 2020 is as follows:

Pro forma net loss attributable to Canopy	$(814,513)

Weighted average shares outstanding	348,038,163
Pro forma shares issued for acquisition of Acreage	27,992,832
Pro forma weighted average shares outstanding, basic	376,030,995

Pro forma net loss per share – basic and diluted	$(2.17)

5. FOREIGN EXCHANGE TRANSLATION

(a)	The assets and liabilities of Acreage, which has a USD reporting and functional currency, are translated at the exchange rate of $1.4187 which was in effect as of March 31, 2020.

Consolidated Balance Sheet

(unaudited - expressed in thousands of dollars)

As of March 31, 2020

	Acreage	Acreage
	Holdings	Holdings
	Inc. (USD)	Inc. (CAD)
ASSETS
Current assets
Cash and cash equivalents	13,944	19,782
Restricted cash	22,095	31,346
Inventory	21,057	29,874
Notes receivable, current	2,123	3,012
Other current assets	8,903	12,631
Total current assets	68,122	96,645
Non-current assets
Long-term investments	4,725	6,703
Notes receivable, non-current	101,713	144,300
Capital assets, net	116,693	165,552
Operating lease right-of-use assets	55,411	78,612
Intangible assets, net	155,490	220,594
Goodwill	28,867	40,954
Other non-current assets	2,708	3,842
TOTAL ASSETS	533,729	757,202

LIABILITIES AND EQUITY
Current liabilities
Accounts payable and accrued liabilities	31,641	44,891
Taxes payable	7,469	10,596
Interest payable	366	519
Operating lease liability, current	3,253	4,615
Debt, current	22,514	31,941
Other current liabilities	2,524	3,580
Total current liabilities	67,767	96,142
Non-current liabilities
Debt, non-current	47,467	67,341
Operating lease liability, non-current	51,016	72,376
Deferred tax liability	32,303	45,828
Other liabilities	5	7
TOTAL LIABILITIES	198,558	281,694

SHAREHOLDERS' EQUITY
Additional paid-in capital	671,738	952,995
Treasury stock	(21,054)	(29,869)
Deficit	(360,571)	(511,542)
Equity attributable to Canopy Growth Corporation	290,113	411,584
Non-controlling interests	45,058	63,924
TOTAL EQUITY	335,171	475,508
TOTAL LIABILITIES AND EQUITY	533,729	757,202

* Certain of the Acreage balance sheet accounts as presented have been reclassified in the pro forma balance sheet to conform to Canopy’s presentation.

(b)	The revenues and expenses of Acreage, which has a USD reporting and functional currency, are translated to Canadian dollars at the average exchange rate of $1.3269 for the year ended December 31, 2019.

Consolidated Statement of Operations and Comprehensive Loss

(unaudited - expressed in thousands of dollars)

Year ended December 31, 2019

	Acreage	Acreage
	Holdings	Holdings
	Inc. (USD)	Inc. (CAD)
Retail revenue, net	54,401	72,185
Wholesale revenue, net	18,539	24,599
Other revenue, net	1,169	1,551
Total revenues, net	74,109	98,335
Cost of goods sold, retail	(33,844)	(44,908)
Cost of goods sold, wholesale	(9,821)	(13,031)
Total cost of goods sold	(43,665)	(57,939)

Gross profit	30,444	40,396

Operating Expenses
General and administrative	56,224	74,604
Compensation expense	42,061	55,811
Equity-based compensation expense	97,538	129,423
Marketing	5,009	6,646
Loss on impairment	13,463	17,864
Depreciation and amortization	7,593	10,075
Total operating expenses	221,888	294,423
Net operating loss	(191,444)	(254,027)

Income from investments, net	(480)	(637)
Interest income from loans receivable	3,978	5,278
Interest expense	(1,194)	(1,584)
Other loss, net	(1,033)	(1,371)
Total other income (loss)	1,271	1,686

Loss before income taxes	(190,173)	(252,341)
Income tax expense	(4,989)	(6,620)
Net loss	(195,162)	(258,961)

Less: net loss attributable to non-controlling interests	(44,894)	(59,570)

Net loss attributable to Acreage Holdings, Inc.	(150,268)	(199,391)

Net loss per share - basic and diluted:
Attributable to Acreage Holdings, Inc	(1.74)

Weighted average shares outstanding - basic and diluted	86,185

APPENDIX “J” -
DIVISION 2 OF PART 8 OF THE BCBCA

Definitions and application

237       (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a) in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b) in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c) in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d) in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a) the court orders otherwise, or

(b) in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238	(1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a) under section 260, in respect of a resolution to alter the articles

(i) to alter restrictions on the powers of the company or on the business the company is permitted to carry on, or

(ii) without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91;

(b) under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c) under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d) in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e) under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f) under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g) in respect of any other resolution, if dissent is authorized by the resolution;

(h) in respect of any court order that permits dissent.

(2) A shareholder wishing to dissent must

(a) prepare a separate notice of dissent under section 242 for

(i) the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b) identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c) dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a) dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b) cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239	(1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a) provide to the company a separate waiver for

(i) the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b) identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a) the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b) any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240	(1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a) a copy of the proposed resolution, and

(b) a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a) a copy of the proposed resolution, and

(b) a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a) a copy of the resolution,

(b) a statement advising of the right to send a notice of dissent, and

(c) if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a) a copy of the entered order, and

(b) a statement advising of the right to send a notice of dissent.

Notice of dissent

242	(1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a) if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b) if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c) if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i) the date on which the shareholder learns that the resolution was passed, and

(ii) the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a) on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b) if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a) within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b) if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i) the names of the registered owners of those other shares,

(ii) the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii) a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c) if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i) the name and address of the beneficial owner, and

(ii) a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243	(1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a) if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i) the date on which the company forms the intention to proceed, and

(ii) the date on which the notice of dissent was received, or

(b) if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1) (a) or (b) of this section must

(a) be dated not earlier than the date on which the notice is sent,

(b) state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c) advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244	(1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a) a written statement that the dissenter requires the company to purchase all of the notice shares,

(b) the certificates, if any, representing the notice shares, and

(c) if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1) (c) must

(a) be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b) set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i) the names of the registered owners of those other shares,

(ii) the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii) that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a) the dissenter is deemed to have sold to the company the notice shares, and

(b) the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245	(1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a) promptly pay that amount to the dissenter, or

(b) if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a) determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b) join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c) make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a) pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b) if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a) the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b) if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a) the company is insolvent, or

(b) the payment would render the company insolvent.

Loss of right to dissent

246	The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a) the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b) the resolution in respect of which the notice of dissent was sent does not pass;

(c) the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d) the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e) the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f) a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g) with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h) the notice of dissent is withdrawn with the written consent of the company;

(i) the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247	If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a) the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b) the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c) the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

APPENDIX “K” -
COMPARISON OF SHAREHOLDER RIGHTS UNDER THE BCBCA AND CBCA

Following is a summary of certain differences between the BCBCA and the CBCA, but it is not intended to be a comprehensive review of the two statutes. Reference should be made to the full text of both statutes and the regulations thereunder for particulars of any differences between them, and Shareholders should consult their own legal or other professional advisors with regard to all of the implications of the Acquisition which may be of importance to them.

Charter Documents

Under the BCBCA, the charter documents consist of a “notice of articles”, which sets forth, among other things, the name of the corporation and the amount and type of authorized capital, and “articles” which govern the management of the corporation. The notice of articles is filed with the Registrar of Companies under the BCBCA, while articles are filed only with the corporation’s records office. A public corporation is required to file the “notice of articles” and “articles” on its SEDAR profile at www.sedar.com.

Under the CBCA, a corporation’s charter documents consist of “articles of incorporation”, which set forth, among other things, the name of the corporation, the province in Canada where the registered office is to be situated, the amount and type of authorized capital, and the “by-laws,” which govern the management of the corporation. The articles are filed with the Director under the CBCA and the by-laws are filed at the corporation’s registered office, or at another place in Canada designated by the corporation’s directors. A public corporation is required to file its “articles of incorporation” and its “bylaws” on its SEDAR profile at www.sedar.com.

Ability to Set Necessary Levels of Shareholder Consent

Under the BCBCA, a corporation, in its articles, can establish levels for various shareholder approvals (other than those prescribed by the BCBCA). The percentage of votes required for a “special resolution” can be specified in the articles and may be no less than two-thirds and no more than three-quarters of the votes cast. The CBCA does not provide for flexibility on shareholder approvals, which are either ordinary resolutions passed by a majority of the votes cast or, where specified in the CBCA, special resolutions which must be passed by two-thirds of the votes cast.

Amendments to the Charter Documents of a Corporation

Changes to the notice of articles of a corporation under the BCBCA will be effected by the type of resolution specified in the articles of a corporation, which, for many alterations, including change of name, consolidation, creation of new classes or series of shares or alterations to the articles, could provide for approval solely by a resolution of the directors. In the absence of anything in the articles, most corporate alterations will require a special resolution of the shareholders to be approved by not less than 66 2/3% of the votes cast by the shareholders voting on the resolution. Alteration of the special rights and restrictions attached to issued shares requires, subject to the requirements set forth in the corporation’s articles, approval by a special resolution of the holders of the class or series of shares affected. A proposed amalgamation or continuation of a corporation out of the jurisdiction generally requires that shareholders approve the adoption of the amalgamation agreement or the continuance by way of a special resolution.

Under the CBCA, certain amendments to the charter documents of a corporation require a resolution passed by not less than 66 2/3% of the votes cast by the shareholders voting on the resolution authorizing the amendments and, where certain specified rights of the holders of a class or series of shares are affected by the amendments differently than the rights of the holders of other classes or series of shares, such holders are entitled to vote separately as a class or series, whether or not such class or series of shares otherwise carry the right to vote. A resolution to amalgamate a CBCA corporation requires a special resolution passed by the holders of each class or series of shares, whether or not such shares otherwise carry the right to vote, if such class or series of shares are affected differently.

Change of Name and Consolidation

The CBCA provides that a special resolution is required in order to change a corporation’s name or to consolidate or split its issued and outstanding capital. Under the BCBCA, if specified in a corporation’s articles, such changes may be approved by a directors’ resolution.

Sale of Business or Assets

Under the BCBCA, the directors of a corporation may sell, lease or otherwise dispose of all or substantially all of the undertaking of the corporation only if it is in the ordinary course of the corporation’s business or with shareholder approval authorized by special resolution. Under the BCBCA, a special resolution requires the approval of a “special majority”, which means the majority specified in a corporation’s articles, if such specified majority is at least two-thirds and not more than by three-quarters of the votes cast by those shareholders voting in person or by proxy at a general meeting of the corporation. If the articles do not contain a provision stipulating the special majority, then a special resolution is passed by at least two-thirds of the votes cast on the resolution.

The CBCA requires approval of the holders of two-thirds of the shares of a corporation represented at a duly called meeting to approve a sale, lease or exchange of all or substantially all of the property of the corporation that is other than in the ordinary course of business of the corporation. Holders of shares of a class or series, whether or not they are otherwise entitled to vote, can vote separately only if that class or series is affected by the sale, lease or exchange in a manner different from the shares of another class or series.

Rights of Dissent and Appraisal

The BCBCA provides that shareholders, including beneficial holders, who dissent from certain actions being taken by a corporation, may exercise a right of dissent and require the corporation to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable where the corporation proposes to:

(a)	alter the articles to alter restrictions on the powers of the corporation or on the business it is permitted to carry on;

(b)	adopt an amalgamation agreement;

(c)	approve an amalgamation whereby the corporation will be amalgamated to form an amalgamated foreign corporation under Division 4 of Part 9 of the BCBCA;

(d)	approve an arrangement, the terms of which arrangement permit dissent;

(e)	authorize or ratify the sale, lease or other disposition of all or substantially all of the corporation’s undertaking; or

(f)	authorize the continuation of the corporation into a jurisdiction other than British Columbia.

In certain circumstances, shareholders may also be entitled to dissent in respect of a resolution if dissent is authorized by such resolution, or if permitted by court order.

The CBCA contains a similar dissent remedy to that contained in the BCBCA, although the procedure for exercising this remedy is different. Subject to specified exceptions, dissent rights are available where the corporation resolves to:

(a)	amend its articles to add, remove or change restrictions any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b)	amend its articles to add, remove or change any restriction upon the business or businesses that the corporation may carry on;

(c)	amalgamate with another corporation;

(d)	be continued under the Laws of another jurisdiction;

(e)	sell, lease or exchange all or substantially all its property; or

(f)	carry out a going-private transaction or a squeeze-out transaction.

Oppression Remedies

Under the CBCA, a registered shareholder, beneficial shareholder, former registered shareholder or beneficial shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, may apply to a court for an order to rectify the matters complained of where in respect of a corporation or any of its affiliates:

(a)	any act or omission of a corporation or its affiliates effects a result;

(b)	the business or affairs of a corporation or its affiliates are or have been carried on or conducted in a manner; or

(c)	the powers of the directors of the corporation or any of its affiliates are, have been exercised in a manner,

that is oppressive or unfairly prejudicial to, or that unfairly disregards the interests of any security holder, creditor, director or officer of the corporation.

On such an application, the court may make such order as it sees fit, including but not limited to, an order restraining the conduct complained of.

The oppression remedy under the BCBCA is similar to the remedy found in the CBCA, with a few differences. Under the CBCA, the applicant can complain not only about acts of the corporation and its directors but also acts of an affiliate of the corporation and the affiliate’s directors, whereas under the BCBCA, the shareholder can only complain of oppressive conduct of the corporation. Under the BCBCA the applicant must bring the application in a timely manner, which is not required under the CBCA, and the court may make an order in respect of the complaint if it is satisfied that the application was brought by the shareholder in a timely manner. As with the CBCA, the court may make such order as it sees fit, including an order to prohibit any act proposed by the corporation. Under the CBCA a corporation is prohibited from making a payment to a successful applicant in an oppression claim if there are reasonable grounds for believing that (a) the corporation is, or after the payment, would be unable to pay its liabilities as they become due, or (b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities; under the BCBCA, if there are reasonable grounds for believing that the corporation is, or after a payment to a successful applicant in an oppression claim would be, unable to pay its debts as they become due in the ordinary course of business, the corporation must make as much of the payment as possible and pay the balance when the corporation is able to do so.

Shareholder Derivative Actions

Under the BCBCA, a shareholder, defined as including a beneficial shareholder and any other person whom the court considers to be an appropriate person to make an application under the BCBCA, or a director of a corporation may, with leave of the court, bring a legal proceeding in the name and on behalf of the corporation to enforce an obligation owed to the corporation that could be enforced by the corporation itself, or to obtain damages for any breach of such an obligation. An applicant may also, with leave of the court, defend a legal proceeding brought against a corporation.

A broader right to bring a derivative action is contained in the CBCA than is found in the BCBCA, and this right extends to former shareholders, directors or officers of a corporation or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, the CBCA permits derivative actions to be commenced in the name and on behalf of a corporation or any of its Subsidiaries. The complainant must provide the directors of the corporation or its Subsidiary with fourteen days’ notice of the complainant’s intention to apply to the court to bring a derivative action.

Requisition of Meetings

The BCBCA provides that one or more shareholders of a corporation holding not less than 5% of the issued voting shares of the corporation may give notice to the directors requiring them to call and hold a general meeting which meeting must be held within 4 months. Subject to certain exceptions, if the directors fail to provide notice of a meeting within 21 days of receiving the requisition, the requisitioning shareholders, or any one or more of them holding more than 2.5% of the issued shares of the corporation that carry the right to vote at general meetings may send notice of a general meeting to be held to transact the business stated in the requisition.

The CBCA permits the holders of not less than 5% of the issued shares of a corporation that carry the right to vote at a meeting to require the directors to call and hold a meeting of the shareholders of the corporation for the purposes stated in the requisition. Subject to certain exceptions, if the directors fail to provide notice of a meeting within 21 days of receiving the requisition, any shareholder who signed the requisition may call the meeting.

Form and Solicitation of Proxies, Information Circular

Under the BCBCA, the management of a public corporation, concurrently with sending a notice of meeting of shareholders, must send a form of proxy to each shareholder who is entitled to vote at the meeting as well as an information circular containing prescribed information regarding the matters to be dealt with at the meeting. The required information is substantially the same as the requirements that apply to the corporation under applicable securities Laws. The BCBCA does not place any restriction on the method of soliciting proxies.

The CBCA also contains provisions prescribing the form and content of notices of meeting and information circulars. Under the CBCA, a person who solicits proxies, other than by or on behalf of management of the corporation, must send a dissident’s proxy circular in prescribed form to each shareholder whose proxy is solicited, to each director and to the corporation. Pursuant to the CBCA a person may solicit proxies without sending a dissident’s proxy circular if either (i) the total number of shareholders whose proxies solicited is 15 or fewer (with two or more joint holders being counted as one shareholder), or (ii) the solicitation is, in certain prescribed circumstances, conveyed by public broadcast, speech or publication.

Place of Shareholders’ Meetings

The BCBCA requires all meetings of shareholders to be held in British Columbia unless: (i) a location outside the province of British Columbia is provided for in the articles; (ii) the articles do not restrict the corporation from approving a location outside of the province of British Columbia for holding of the general meeting and the location of the meeting is approved by the resolution required by the articles for that purpose or by ordinary resolution if no resolution is required for that purpose by the articles; or (iii) if the location for the meeting is approved in writing by the registrar before the meeting is held.

The CBCA requires all meetings of shareholders to be held at a place within Canada provided in the by-laws unless a location outside of Canada is specified in the articles or the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place.

Number of Directors and Residency Requirements

The BCBCA provides that a public corporation must have at least three directors but does not have any residency requirements for directors.

The CBCA also requires a minimum of three directors for a public corporation, but requires that at least two of those directors be unrelated parties. Further, at least 25% of directors be resident Canadians, unless the corporation has less than four directors, in which case at least one director must be a resident Canadian.

Removal of Directors

The BCBCA provides that the shareholders of a corporation may remove one or more directors by a special resolution or by any other method specified in the articles. If holders of a class or series of shares have the exclusive right to elect or appoint one or more directors, a director so elected or appointed may only be removed by a separate special resolution of the shareholders of that class or series or by any other method specified in the articles.

The CBCA provides that the shareholders of a corporation may by ordinary resolution at an annual or special meeting remove any director or directors from office. An ordinary resolution under the CBCA requires the resolution to be passed by a majority of votes cast by the shareholders who voted in respect of that resolution. The CBCA further provides that where the holders of any class or series of shares of a corporation have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series.

Meaning of “Insolvent”

Under the BCBCA, for purposes of the insolvency test that must be passed for the payment of dividends and purchases and redemptions of shares, “insolvent” is defined to mean when a corporation is unable to pay its debts as they become due in the ordinary course of its business. Unlike the CBCA, the BCBCA does not impose a net asset solvency test for these purposes. For purposes of proceedings to dissolve or liquidate, the definition of “insolvent” from federal bankruptcy legislation applies.

Under the CBCA, a corporation may not pay dividends or purchase or redeem its shares if there are reasonable grounds for believing (i) it is or would be unable to pay its liabilities as they become due; or (ii) it would not meet a net asset solvency test. The net asset solvency tests for different purposes vary somewhat.

Reduction of Capital

Under the BCBCA, capital may be reduced by special resolution or court order. A court order is required if the realizable value of the corporation’s assets would, after the reduction of capital, be less than the aggregate of its liabilities.

Under the CBCA, capital may be reduced by special resolution but not if there are reasonable grounds for believing that (i) the corporation is, or would after the reduction be, unable to pay its liabilities as they become due, or (ii) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

Shareholder Proposals

The BCBCA includes a more detailed regime for shareholders’ proposals than the CBCA. For example, a person submitting a proposal must have been the registered or beneficial owner of one or more voting shares for at least two years before signing the proposal. In addition, the proposal must be signed by shareholders who, together with the submitter, are registered or beneficial owners of (i) at least 1% of the corporation’s voting shares, or (ii) shares with a fair market value exceeding an amount prescribed by regulation (at present, C$2,000).

The CBCA allows a registered holder or beneficial owner of shares that are entitled to be voted at an annual meeting of shareholders submit a notice of a proposal.

Compulsory Acquisition

The CBCA provides a right of compulsory acquisition for an offeror that acquires 90% of the target securities pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by or on behalf of the offeror.

The BCBCA provides a substantively similar right although there are differences in the procedures and process. Unlike the CBCA, the BCBCA provides that where an offeror does not use the compulsory acquisition right when entitled to do so, a securityholder who did not accept the original offer may require the offeror to acquire the securityholder’s securities on the same terms contained in the original offer.

Investigation/Appointment of Inspectors

Under the BCBCA, a corporation may appoint an inspector to investigate the affairs and management of a corporation by special resolution. Shareholders holding at least 20% of the issued shares of a corporation may apply to the court for the appointment of an inspector. The court must consider whether there are reasonable grounds for believing there has been oppressive, unfairly prejudicial, fraudulent, unlawful or dishonest conduct.

Under the CBCA, shareholders can apply to the court for the appointment of an inspector. Unlike the BCBCA, the CBCA does not require an applicant to hold a specified number of shares for a court order application, nor does it permit the corporation to commence an investigation by way of approval by special resolution of a corporation’s shareholders.

Dividends

Under the BCBCA, a corporation may pay dividends to its shareholders by shares or property, including money, unless the corporation is insolvent or the payment of the dividends would render the corporation insolvent.

Under the CBCA, a corporation may pay dividends in the same forms as are permitted under the BCBCA, however, a corporation must not pay dividends if the corporation is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

APPENDIX “L” -
CAPITAL REORGANIZATION LETTER OF TRANSMITTAL

L-1